UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 4)
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

MAGNUM OPUS ACQUISITION LIMITED
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

MAGNUM OPUS ACQUISITION LIMITED
Unit 1009, ICBC Tower
Three Garden Road
Central, Hong Kong
Dear Magnum Opus Acquisition Limited Shareholders:
We cordially invite you to attend an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Magnum Opus Acquisition Limited, a Cayman Islands exempted company (“we,” “us,” “our,” “Magnum Opus” or the “Company”), to be held at           a.m., Eastern Time, on           , 2022 at           , or at such other time, on such other date and at such other place to which the meeting may be adjourned. You may also attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/magnumopusacquisition/2022.
We are a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Our executive offices, management team and Magnum Opus Holdings LLC, our Sponsor, are based in the Special Administrative Region of the People’s Republic of China (the “HKSAR”). Our activities since our inception have consisted solely of organizational activities necessary to prepare for our initial public offering (the “IPO”), identifying a target for our business combination, and activities in connection with our proposed business combination.
On August 26, 2021, the Company, Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller (“IWM”), and shareholders’ representative (the “Shareholders’ Representative”), Highlander Management LLC, a limited liability company incorporated in the State of Delaware (“Highlander,” and together with IWM, the “Sellers”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands that is a wholly-owned subsidiary of IWM (“FGH”), and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“Forbes”), entered into a business combination agreement (as it may be amended from time to time, the “Business Combination Agreement”). FGH is an intermediate holding company between IWM and Forbes that directly owns 95% of the share capital of Forbes and does not otherwise have its own operations. Highlander directly owns the remaining 5% of the share capital of Forbes. Pursuant to the Business Combination Agreement, among other things and subject to the terms and conditions contained therein, (A) the Company will purchase (i) all of the share capital of FGH from IWM and thus, indirectly, 95% of the share capital of Forbes held directly by FGH and (ii) the remaining 5% of the share capital of Forbes from Highlander and (B) all of the outstanding options of Forbes held by each optionholder (the “Optionholders”) (whether vested or unvested) as of the closing of the Business Combination will be cancelled, in each case, in exchange for a combination of cash and newly issued ordinary shares of the Company, par value $0.0001 per share, valued at $10.00 per share. Following the consummation of the transactions, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes. The transactions set forth in the Business Combination Agreement will constitute a “Business Combination” as contemplated by the Company’s Amended and Restated Memorandum and Articles of Association (the “current memorandum and articles of association”). You are being asked to vote on the Business Combination and related matters.
Subject to the terms of the Business Combination Agreement, the aggregate consideration to be paid to Forbes’ equityholders in connection with the Business Combination is expected to be valued at $620,000,000, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of the target companies relative to a target as of the closing of the Business Combination (the “Closing Consideration”), which will be paid in a combination of cash and newly issued ordinary shares of the Company. The aggregate cash consideration will be an amount equal to the Company’s cash and cash equivalents as of the Closing (including proceeds in connection with the Private Placement (as defined below) and the funds in the Company’s trust account as of the Closing), plus cash and cash equivalents of the target companies, minus unpaid transaction expenses of the Company as of the Closing, minus transaction expenses of the Sellers and the target companies as of the Closing, minus $145,000,000. The remainder of the Closing Consideration will be paid in a number of newly issued ordinary shares of the Company valued at

$10.00 per share. At the Extraordinary General Meeting, you will be asked to consider and vote upon a proposal (the “Business Combination Proposal” or “Proposal No. 1”) to approve the transactions contemplated by the Business Combination Agreement, a copy of which is attached to the accompanying proxy statement as Annex A.
Concurrently with the execution of the Business Combination Agreement, the Company entered into subscription agreements with certain investors (the “Initial PIPE Investors”), pursuant to which the Initial PIPE Investors agreed to, in connection with the Closing, purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of $400,000,000 (the “Private Placement”). On February 10, 2022, Binance Capital Management Co., Ltd., a business company incorporated under the laws of the British Virgin Islands (“Binance,” and together with Initial PIPE Investors that did not assign all of their obligations under the subscription agreements, the “PIPE Investors”), agreed to invest $200,000,000 in the Private Placement by assuming from certain of the Initial PIPE Investors all or a portion of their obligations under their respective subscription agreements to purchase an aggregate of 20,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share. Our Sponsor, officers, directors and their affiliates will not participate in the Private Placement. The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to IWM, Highlander and the Optionholders at the Closing and transaction expenses of the Company, Sellers and target companies, with any remainder used to fund working capital of the post-combination company.
In addition to the Business Combination Proposal, you are being asked to consider and vote upon (i) a proposal to approve, for purposes of complying with applicable New York Stock Exchange (“NYSE”) listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and the Private Placement (the “NYSE Proposal” or “Proposal No. 2”); (ii) a proposal to change the name of the Company, reclassify and re-designate the authorized share capital of the Company and adopt the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”); (iii) a proposal for holders of the Company’s Class B ordinary shares, par value $0.0001 per share (“Founder Shares”), to, as of the Closing, appoint nine directors to serve staggered terms on the board of directors of the post-combination company until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (the “Director Appointment Proposal” or “Proposal No. 4”); (iv) a proposal to consider and vote upon a proposal to approve The 2022 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex C (the “2022 Plan”) (the “Equity Incentive Plan Proposal” or “Proposal No. 5”); (v) a proposal to consider and vote upon a proposal to approve The 2022 Employee Stock Purchase Plan, a copy of which is attached to the accompanying proxy statement as Annex D (the “ESPP”) (the “ESPP Proposal” or “Proposal No. 6”); and (vi) a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal or the ESPP Proposal (the “Adjournment Proposal” or “Proposal No. 7”).
Each of these proposals is more fully described in the accompanying proxy statement, which each shareholder is encouraged to read carefully.
Our publicly traded Class A ordinary shares, public units and public warrants are currently listed on the New York Stock Exchange under the symbols “OPA,” “OPA.U” and “OPA WS,” respectively. We intend to apply to continue the listing of our public shares and public warrants on the New York Stock Exchange (the “NYSE”) under the symbols “FRBS” and “FRBSW,” respectively, upon the closing of the Business Combination (the “Closing”). Upon the Closing, each unit will separate into its component shares and warrants upon the Closing, and there will be no units or listing of units following the Closing.
Pursuant to our current memorandum and articles of association, we are providing our public shareholders with the opportunity to redeem, upon the Closing, Class A ordinary shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit (as of two business days prior to the Closing) in the Trust Account that holds the proceeds of our IPO (including interest not previously released to the Company to pay franchise and income taxes). The per share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commission totaling $5,250,000 that we will pay to the underwriters of our IPO or transaction expenses incurred in connection with the Business Combination. Public shareholders may elect to redeem their shares whether or not they vote at the Extraordinary General Meeting, and regardless of how they may vote. A public shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Class A ordinary shares included in the public units sold in our IPO. We refer to this as the “15% threshold.” We have no specified maximum redemption threshold under our current memorandum and articles of association, other than the aforementioned 15% threshold and the $5,000,001 minimum of net tangible assets described below. Each redemption of Class A ordinary shares by our public shareholders will reduce the amount in the Trust Account. The Business Combination Agreement provides that the Sellers’, Forbes’ and FGH’s obligation to consummate the Business Combination is conditioned on the sum of the amount in the Trust Account and the proceeds from the Private Placement equaling or exceeding $400,000,000 in the aggregate. If, as a result of redemptions of Class A ordinary shares by our public shareholders, this condition is not met (or waived), then the Sellers, Forbes and FGH may elect not to consummate the Business Combination. The conditions to closing in the Business Combination Agreement are for the sole benefit of the parties thereto and may be waived only by such parties as set forth therein. In addition, in no event will we redeem our Class A ordinary shares in an amount that would result in the Company’s failure to have net tangible assets equaling or exceeding $5,000,001. Holders of our outstanding public warrants do not have redemption rights in connection with the Business Combination. Unless otherwise specified, the information in the accompanying proxy statement assumes that none of our public shareholders exercises their redemption rights with respect to their Class A ordinary shares.
Our Sponsor, officers and directors and the chairman of our advisory board together hold 100% of our Founder Shares, representing 20% of our issued and outstanding ordinary shares, and have agreed to (i) waive their redemption rights with respect to any ordinary shares of the Company in connection with the consummation of the Business Combination; and (ii) vote these shares in favor of the Business Combination. Currently, our Sponsor owns 18.0% of our issued and outstanding ordinary shares, including 90.0% of the Founder Shares.
Because our executive offices are located in Hong Kong, we face legal and operational risks relating to our operations in Hong Kong, even though none of our activities since our inception have been subject to any restrictions under any laws or regulations of the HKSAR or the People’s Republic of China (the “PRC”) and currently there is no law or regulation in the HKSAR or the PRC that explicitly requires us to obtain any permission or approval from any Chinese governmental authorities in order to conduct our business, pursue and consummate the Business Combination and issue securities in connection with the Business Combination, including to the PIPE Investors. These risks primarily arise from the following: (i) PRC governmental authorities have significant oversight and control over China-based companies’ ability to offer securities to, and accept investment from, foreign investors and may exert more control over offerings conducted overseas by, and foreign investment in, China-based issuers; (ii) PRC governmental authorities may seek to intervene or influence such companies’ operations at any time that the government deems appropriate to further its regulatory, political and societal goals; (iii) the complex and evolving nature of the PRC legal system; (iv) PRC laws and regulations can change quickly with limited advance notice; and (v) uncertainties and inconsistencies regarding the interpretation and enforcement of PRC laws and regulations.
As such, there is no assurance that our operations or ability to consummate the Business Combination will not be adversely affected by changes in the laws or regulations of the HKSAR or the PRC, or their interpretations, or any new laws or regulations that may be adopted in the future. Any such adverse regulatory development or any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could (i) result in a material adverse change in our operations; (ii) delay the consummation of the Business Combination and significantly limit or completely hinder our ability to offer securities to, or accept investment from, foreign investors, if we are required to obtain permission or approval in order to consummate the Business Combination or issue securities in connection with the Business Combination but are unable to do so in a timely manner; (iii)

cause us to fail to consummate the Business Combination, issue securities in connection with the Business Combination or maintain listing on the NYSE, if permission or approval is required but we are unable to obtain such permission or approval, all of which could cause the value of our outstanding securities or securities that we may issue in the future to decline significantly or become worthless. In addition, if we consummated the Business Combination without having obtained the permission or approval that Chinese governmental authorities deem to be necessary, we may be subsequently required to obtain such permission or approval and become subject to fines and penalties, the details of which are unknown as currently no such permission or approval is required. In extreme cases where such permission or approval is retroactively required due to changes in laws and regulations, or their interpretations, or the adoption of new laws and regulations, we may also be required to unwind the Business Combination.
All of our assets are placed in a trust account in the United States, and there are no cash flows associated with the Business Combination that will flow through mainland China to our knowledge. Similarly, the proceeds of the Business Combination will also be paid to accounts outside mainland China at the Closing. As such, the cash flows associated with the Business Combination are not subject to any PRC laws or regulations and will not have any adverse impact on your redemption rights.
After the Business Combination, our corporate headquarters will be located in Jersey City, New Jersey. The post-combination company will have limited operations in mainland China and Hong Kong, including, (i) the hosting of conferences and events in mainland China and the creation and distribution of content via forbeschina.com and Forbes China magazine, both of which are hosted and published in Hong Kong, through a PRC subsidiary of a joint venture in which Forbes holds 30% equity interest; (ii) the licensing of the right to use the Forbes name solely outside of the United States through a Hong Kong subsidiary of Forbes, whose sole source of revenue is the collection of fees and royalties associated with such licenses; and (iii) certain digital editorial and sales operations of a Hong Kong subsidiary of Forbes for Forbes Asia, a Singapore subsidiary of Forbes that is engaged in publishing the Forbes Asia magazine and producing events in Pan-Asia. These business operations do not contribute material revenue to the overall business of Forbes and its subsidiaries and are subject to various regulations of the PRC and the HKSAR that are generally applicable to companies that conduct business in mainland China and Hong Kong, including with respect to intellectual property protection, data privacy, taxation, media laws and employment. Each of the joint venture, its PRC subsidiary and Forbes’ two Hong Kong subsidiaries holds the requisite business license, and currently no other permission or approval is required from any PRC or HKSAR regulatory authority. In addition, the ability of the joint venture’s PRC subsidiary to pay dividends to the joint venture is subject to certain restrictions or requirements of PRC governmental authorities, even though such distributions have not historically been made and are not expected to be made in the near term given that the company is not profitable. We do not believe that the joint venture’s operations in mainland China are subject to any enhanced regulatory scrutiny in connection with PRC governmental authorities’ recently issued statements and instituted regulatory actions in areas such as cybersecurity, data privacy, anti-monopoly and the use of variable interest entities nor do we believe that Forbes’s Hong Kong-based operations are subject to PRC laws or the direct influence or oversight of the PRC government. However, there can be no assurance that the government authorities of the PRC or the HKSAR will not, in the future, engage in actions that could have a material and adverse effect on the post-combination company’s operations in mainland China and Hong Kong.
Furthermore, on December 2, 2021, the SEC adopted final amendments implementing the disclosure and submission requirements under the Holding Foreign Companies Accountable Act (the “HFCAA”), pursuant to which the SEC will (i) identify an issuer as a “Commission-Identified Issuer” if the issuer has filed an annual report containing an audit report issued by a registered public accounting firm that the Public Company Accounting Oversight Board (the “PCAOB”) has determined it is unable to inspect or investigate completely because of the position taken by the authority in the foreign jurisdiction and (ii) impose a trading prohibition on the issuer after it is identified as a Commission-Identified Issuer for three consecutive years. The Accelerating Holding Foreign Companies Accountable Act, which was passed by the U.S. Senate in June 2021 (the “AHFCAA”), if enacted, would shorten the three-consecutive-year compliance period under the HFCAA to two consecutive years and, as a result, reduce the time before the trading prohibition against or delisting of such issuer’s securities. Marcum LLP, our auditor, and Grant Thornton LLP, which is Forbes’ current auditor and is expected to be the auditor of the post-combination company, are both headquartered in the United States and therefore are not included in the determinations announced by the PCAOB on December 16, 2021, which set out a list of PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong that the PCAOB is unable to inspect or investigate completely because of positions taken by local authorities. As such, we do not expect that the HFCAA and related regulations will have any adverse impact on us or the post-combination company.
We are providing the accompanying proxy statement and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Extraordinary General Meeting (including following any adjournments or postponements of the Extraordinary General Meeting). Information about the Extraordinary General Meeting, the Business Combination and other related business to be considered by the Company’s shareholders at the Extraordinary General Meeting is included in the accompanying proxy statement. Whether or not you plan to attend the Extraordinary General Meeting, we urge all shareholders to read the accompanying proxy statement, including the annexes and the accompanying financial statements of the Company, Forbes and FGH, carefully and in their entirety. In particular, we urge you to read carefully the section titled “Risk Factors” beginning on page 49 of the accompanying proxy statement.
After careful consideration, our board of directors has approved the Business Combination Agreement and the transactions contemplated therein, and recommends that our shareholders vote “FOR” adoption of the Business Combination Agreement and approval of the transactions contemplated thereby, and “FOR” all other proposals presented to our shareholders in the accompanying proxy statement. When you consider our board of directors’ recommendation of these proposals, you should keep in mind that our directors and officers have interests in the Business Combination that may conflict with your interests as a shareholder. Please see the section titled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination” for additional information.
Approval of the Business Combination Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. Approval of the Charter Approval Proposal requires the affirmative vote of shareholders holding at least two-thirds of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. Failure to receive approval of any of the proposals provides the Company on the one hand, and FGH, Forbes and the Sellers on the other hand, with a right to terminate the Business Combination Agreement. If our shareholders do not approve each of the proposals, the Business Combination may not be consummated. All of the proposals (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted “FOR” each of the proposals presented at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND THAT THE COMPANY REDEEM YOUR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE COMPANY’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT SUCH MEETING. YOU MAY TENDER YOUR

SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO YOU. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
On behalf of our board of directors, I would like to thank you for your support of Magnum Opus Acquisition Limited and look forward to a successful completion of the Business Combination.
Sincerely,
, 2022
Jonathan Lin
Chairman of the Board of Directors
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.
The accompanying proxy statement is dated           , 2022 and is expected to be first mailed to shareholders on or about           , 2022.

Notice of Extraordinary General Meeting of Shareholders
of Magnum Opus Acquisition Limited
to Be Held on           , 2022
TO THE SHAREHOLDERS OF MAGNUM OPUS ACQUISITION LIMITED:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of Magnum Opus Acquisition Limited (“Company”), a Cayman Islands exempted company, will be held at           a.m. eastern time, on           , 2022 at           , or at such other time, on such other date and at such other place to which the meeting may be adjourned. You may also attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/magnumopusacquisition/2022. The Extraordinary General Meeting will be held for the following purposes:
1.
The Business Combination Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Business Combination Agreement, dated as August 26, 2021 (as it may be amended from time to time, the “Business Combination Agreement”), by and among the Company, IWM, Highlander, FGH and Forbes, a copy of which is attached to this proxy statement as Annex A (Proposal No. 1);

2.
NYSE Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and the Private Placement (Proposal No. 2);

3.
Charter Approval Proposal — To consider and vote upon the following proposals:

(i)
as a special resolution, that a proposal to change the name of the Company from “Magnum Opus Acquisition Limited” to “Forbes Global Media Holdings, Inc.” be approved;

(ii)
as a special resolution, that a proposal to reclassify and re-designate (i) 500,000,000 issued and unissued Class A ordinary shares of a par value of $0.0001 each to 500,000,000 issued and unissued ordinary shares of a par value of $0.0001 each and (ii) 50,000,000 issued and unissued Class B ordinary shares of a par value of $0.0001 each to 50,000,000 issued and unissued ordinary shares of a par value of $0.0001 each (the “Re-designation”) be approved, so that following such Re-designation, the authorized share capital of the Company shall be $55,500 divided into 550,000,000 ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each, in each case having the rights, preferences, privileges and restrictions stated to be attached to them in the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B which may amount to a variation of the rights, privileges, and restrictions currently attached to the shares; and

(iii)
as a special resolution, that a proposal to adopt the Second Amended and Restated Memorandum and Articles of Association be approved,

(collectively, Proposal No. 3);
4.
Director Appointment Proposal — For holders of Founder Shares, to consider and vote upon, as an ordinary resolution, a proposal to, as of the Closing, appoint nine directors to serve staggered terms on the board of directors of the post-combination company until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (Proposal No. 4);

5.
Equity Incentive Plan Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the adoption of the 2022 Equity Incentive Plan (Proposal No. 5);

6.
ESPP Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the ESPP (Proposal No. 6); and

7.
Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for a vote or if holders of Class A ordinary shares of the Company have elected to redeem an amount of shares such that the minimum available cash condition contained in the Business Combination Agreement would not be satisfied (Proposal No. 7).

The items of business listed above are more fully described elsewhere in the proxy statement. Whether or not you intend to attend the Extraordinary General Meeting, we urge you to read the attached proxy statement in its entirety, including the annexes and accompanying financial statements, before voting. IN PARTICULAR, WE URGE YOU TO CAREFULLY READ THE SECTION IN THE PROXY STATEMENT TITLED “RISK FACTORS.”
Only holders of record of ordinary shares at the close of business on           , 2022 (the “record date”) are entitled to notice of the Extraordinary General Meeting and to vote and have their votes counted at the Extraordinary General Meeting and any adjournments or postponements of the Extraordinary General Meeting.
After careful consideration, our board of directors has determined that each of the proposals listed is fair to and in the best interests of the Company and its shareholders and recommends that you vote or give instruction to vote “FOR” each of the proposals set forth above. When you consider the recommendations of our board of directors, you should keep in mind that our directors and officers may have interests in the Business Combination that conflict with, or are different from, your interests as a shareholder. See the section titled “Proposal No. 1 — The Business Combination Proposal — Interests of Certain Persons in the Business Combination.”
The Closing is conditioned on approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. If any of these proposals is not approved and the applicable closing condition in the Business Combination Agreement is not waived, then we will not consummate the Business Combination.
All shareholders at the close of business on the record date are cordially invited to attend the Extraordinary General Meeting, which will also be held over the Internet by means of a live audio webcast at https://www.cstproxy.com/magnumopusacquisition/2022. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible in the postage-paid return envelope provided and, in any event so as to be received by the Company no later than at           a.m. Eastern Time, on           , 2022, being 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). In the case of joint shareholders, where more than one of the joint shareholder purports to appoint a proxy, only the appointment submitted by the most senior holder (being the first named holder in respect of the shares in our register of members) will be accepted. If you are a holder of record of ordinary shares at the close of business on the record date, you may also cast your vote at the Extraordinary General Meeting. If you hold your ordinary shares in “street” name, which means your shares are held of record by a broker, bank or nominee, you must instruct your broker or bank on how to vote the shares you beneficially own or, if you wish to attend the Extraordinary General Meeting, you must obtain a legal proxy from the shareholder of record and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Holders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting virtually. You will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting.
A complete list of our shareholders of record entitled to vote at the Extraordinary General Meeting will be available for 10 days before the Extraordinary General Meeting at our principal executive offices for inspection by shareholders during business hours for any purpose germane to the Extraordinary General Meeting.

Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of ordinary shares registered in each shareholder’s name, with each ordinary share carrying one vote.
Your vote is important regardless of the number of shares you own. Whether you plan to attend the Extraordinary General Meeting or not, please complete, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.
If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC. Questions can also be sent by email to OPA.info@investor.morrowsodali.com.
Thank you for your participation. We look forward to your continued support.
By Order of the Board of Directors,
Jonathan Lin
Chairman of the Board of Directors
           , 2022
IF YOU RETURN YOUR SIGNED PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.
ALL HOLDERS (THE “PUBLIC SHAREHOLDERS”) OF CLASS A ORDINARY SHARES ISSUED IN MAGNUM OPUS’S INITIAL PUBLIC OFFERING (THE “PUBLIC SHARES”) HAVE THE RIGHT TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION. PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE FOR OR AGAINST THE BUSINESS COMBINATION PROPOSAL, TO VOTE ON THE BUSINESS COMBINATION PROPOSAL AT ALL, OR TO BE HOLDERS OF RECORD ON THE RECORD DATE IN ORDER TO HAVE THEIR PUBLIC SHARES REDEEMED FOR CASH.
THIS MEANS THAT ANY PUBLIC SHAREHOLDER HOLDING PUBLIC SHARES MAY EXERCISE REDEMPTION RIGHTS REGARDLESS OF WHETHER THEY ARE ENTITLED TO VOTE ON THE BUSINESS COMBINATION PROPOSAL AND REGARDLESS OF WHETHER THEY VOTE AT ALL.
TO EXERCISE REDEMPTION RIGHTS, PUBLIC SHAREHOLDERS MUST TENDER THEIR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, MAGNUM OPUS’S TRANSFER AGENT, NO LATER THAN TWO (2) BUSINESS DAYS PRIOR TO THE EXTRAORDINARY GENERAL MEETING. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DEPOSIT WITHDRAWAL AT CUSTODIAN (DWAC) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES WILL NOT BE REDEEMED FOR CASH AND WILL BE RETURNED TO YOU. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS — REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

i

SELECTED DEFINITIONS
“Board”	means the board of directors of Magnum Opus Acquisition Limited before the Closing.
“Cayman Companies Act”	means the Cayman Companies Act (As Revised) of the Cayman Islands.
“Exchange Act”	means the Securities Exchange Act of 1934, as amended.
“Founder Shares”	means the 5,000,000 Class B ordinary shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO.
“GAAP”	means accounting principles generally accepted in the United States of America.
“Initial Shareholders”	means Magnum Opus Holdings LLC, Jonathan Lin, Frank Han, Kevin Lee, Sammy Hsieh, Alexandre Casin, Johnny Liu Dickson Cheng and Kersten Hui.
“IPO”	means the initial public offering of Magnum Opus, which was consummated on March 25, 2021.
“New Forbes Board”	means the board of directors of Magnum Opus Acquisition Limited following its name change to Forbes Global Media Holdings, Inc. at the Closing.
“Optionholders”	means each holder of options under Forbes Global Media Holdings Inc. (BVI) Long-Term Incentive Plan, as amended from time to time, and any other plan or arrangement pursuant to which rights with respect to shares of Forbes have been granted to service providers immediately prior to the Closing.
“Private Warrants”	means the warrants sold to Sponsor in a private placement consummated concurrently with IPO, each entitling its holder to purchase one Class A ordinary share of the Company at an exercise price of $11.50 per share, subject to adjustment.
“Public Shareholders”	means all holders of the Public Shares.
“Public Shares”	means Class A ordinary shares issued in the IPO.
“Public Warrants”	means warrants issued in the IPO, each entitling its holder to purchase one Class A ordinary share of the Company at an exercise price of $11.50 per share, subject to adjustment.
“Securities Act”	means the Securities Act of 1933, as amended.
“Sponsor”	means Magnum Opus Management LLC.
“Trust Account”	means the trust account of the Company that holds the proceeds from the IPO.
“Units”	means the units issued in the IPO, each consisting of one Class A ordinary share and one-half of one Public Warrant.

SUMMARY TERM SHEET
This summary term sheet, together with the sections entitled “Questions and Answers About the Business Combination and the Extraordinary General Meeting” and “Summary,” summarizes certain information contained in this proxy statement, but does not contain all of the information that is important to you. You should read carefully this entire proxy statement, including the attached Annexes, for a more complete understanding of the matters to be considered at the Extraordinary General Meeting. In addition, for definitions used commonly throughout this proxy statement, including this summary term sheet, please see the section entitled “Selected Definitions.”
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The Company is a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

•
There are currently 25,750,000 ordinary shares, par value $0.0001 per share, of the Company, issued and outstanding, consisting of (i) 20,000,000 Class A ordinary shares sold as part of the IPO, and (ii) 5,750,000 Class B ordinary shares that were initially issued to our Initial Shareholders, prior to our IPO. There are currently no preference shares issued and outstanding. In addition, we issued 10,000,000 Public Warrants to purchase Class A ordinary shares (originally sold as part of the public units issued in our IPO) as part of our IPO, along with 6,000,000 Private Warrants issued to our Sponsor in a private placement on March 25, 2021. Each Public Warrant and Private Placement Warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, to be exercised only for a whole number of Class A ordinary share. The Public Warrants and Private Warrants will become exercisable 30 days after the completion of our initial business combination, and they expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the Public Warrants become exercisable, the Company may redeem the outstanding Public Warrants at a price of $0.01 per warrant, if the closing price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading-day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders, or at a price of $0.10 per warrant if the closing price of the ordinary shares equals or exceeds $10.00 per share but is less than $18.00 per share for any 20 trading days within a 30-trading-day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders. The recent closing price of the ordinary shares did not exceed the thresholds that would allow the company to redeem public warrants. For more information regarding the Public Warrants and the redemption procedures, please see the section entitled “Description of Securities.” The Private Warrants have terms and provisions that are identical to those of the Public Warrants except that (i) the Private Warrants are non-redeemable so long as they are held by our Sponsor or its permitted transferees; (ii) the Private Warrants (including the ordinary shares issuable upon exercise of such warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination, subject to limited exceptions, and they will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees; (iii) the Sponsor or its permitted transferees have the option to exercise the Private Warrants on a cashless basis; and (iv) the Private Warrants will be entitled to registration rights. For more information regarding the Private Warrants, please see the section entitled “Description of Securities.”

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Now in its second century of operation, Forbes is a leading business information brand that reaches more than 150 million people worldwide through multiple channels, including print and digital publishing (Forbes Magazine, Forbes Asia Magazine and Forbes.com), signature LIVE and Forbes Virtual events and conferences, newsletters, custom marketing programs, social engagement and 46 licensed local print and digital editions in 77 countries. Forbes Media’s brand extensions include real estate, education and financial services license agreements. For more information about Forbes, please see the sections entitled “Information About Forbes” and “Forbes’ Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable to IWM, Highlander and the Optionholders will be valued at $620,000,000, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of the target companies relative to a target as of the closing of the Business Combination, which will be paid in a combination of cash and shares of the Company. The Closing Consideration will be allocated among IWM, Highlander and Optionholders on a pro rata basis based on their relative direct or indirect, fully diluted ownership of Forbes (with respect to the Optionholders, on a net “cashless” exercise basis). The aggregate cash consideration will be an amount equal to the Company’s proceeds in connection with the Private Placement and the funds in the Company’s trust account as of the Closing, plus cash and cash equivalents of the target companies, minus unpaid transaction expenses of the Company as of the Closing, minus transaction expenses of the Sellers and the target companies as of the Closing, minus $145,000,000. The remainder of the Closing Consideration will be paid in a number of newly issued ordinary shares of the Company valued at $10.00 per share. At the Closing, the Company will deposit with an escrow agent an amount equal to $5,000,000 of the cash consideration, which will be disbursed following the final determination of the Closing Consideration. For more information about the Business Combination Agreement, please see the section entitled “Proposal No. 1 — The Business Combination Proposal.”
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Assuming none of the Public Shareholders demand redemption pursuant to our current amended and restated memorandum and articles of association, it is anticipated that (i) the Company’s Public Shareholders will retain an ownership interest of approximately 24.4% in the post-combination company; (ii) the PIPE-related investors will hold approximately 48.8% of equity interests (such that Public Shareholders, including PIPE Investors, will hold approximately 73.2% of equity interests) in the post-combination company; (iii) our Initial Shareholders, including the Sponsor, will hold approximately 5.8% of equity interests in the post-combination company; and (iv) the Sellers and Optionholders will hold approximately 21.0% of equity interests in the post-combination company. Assuming full redemption by Public Shareholders, it is anticipated that (i) the PIPE-related investors will hold approximately 48.9% of equity interests in the post-combination company; (ii) our Initial Shareholders, including the Sponsor, will hold approximately 5.9% of equity interests in the post-combination company; and (iii) the Sellers and Optionholders will hold approximately 45.2% of equity interests in the post-combination company.

•
The PIPE Investors agreed to purchase 40,000,000 Class A ordinary shares in the aggregate in a private placement for $10.00 per share (subject to customary terms and conditions, including the occurrence of the Closing) for gross proceeds of $400,000,000 pursuant to Subscription Agreements entered into at the signing of the Business Combination Agreement. Our Sponsor, officers, directors and their affiliates will not participate in the Private Placement. For more information, please see the sections entitled “Summary — Impact of the Business Combination” and “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”

•
Our management and Board considered various factors in determining whether to approve the Business Combination Agreement and the transactions contemplated thereby, including the terms of the Business Combination, Forbes’ brand, business opportunities, public market readiness and attractive valuation relative to comparable companies, the Company’s due diligence investigation of Forbes and the reasonableness and fairness of the terms of the Business Combination Agreement and the transactions contemplated thereby to the Company’s shareholders. For more information about our decision-making process, see the section entitled “Proposal No. 1 — The Business Combination Proposal — Our Board’s Reasons for the Approval of the Business Combination.”

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Pursuant to our current amended and restated memorandum and articles of association, in connection with the Business Combination, our Public Shareholders may demand that we redeem their shares for a pro rata portion of the funds held in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination. If a holder exercises its redemption rights, then such holder will be exchanging its Class A ordinary shares for cash and will no longer own shares of the post-combination company and will not participate in the future growth of the post-combination company, if any. To demand redemption rights, our Public Shareholders must tender their shares to our transfer agent no later than two business days prior to the Extraordinary General Meeting by either delivering their share certificates (if any) and other redemption forms to the transfer agent or by delivering their shares to the transfer agent electronically using The Depository Trust Company’s DWAC System. Please see the section entitled “Extraordinary General Meeting of Shareholders — Redemption Rights.”

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In addition to voting on the proposal to approve the transactions contemplated by the Business Combination Agreement, including the Business Combination, at the Extraordinary General Meeting, the shareholders of the Company will be asked to vote on:

•
a proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and the Private Placement (the “NYSE Proposal” or “Proposal No. 2”);

•
a proposal to change the name of the Company, reclassify and re-designate the authorized share capital of the Company and adopt the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”);

•
a proposal for holders of the Company’s Founder Shares, par value $0.0001 per share (“Founder Shares”), to, as of the Closing, appoint nine directors to serve staggered terms on the New Forbes Board until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (the “Director Appointment Proposal” or “Proposal No. 4”);

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a proposal to consider and vote upon a proposal to approve 2022 Plan (the “Equity Incentive Plan Proposal” or “Proposal No. 5”);

•
a proposal to consider and vote upon a proposal to approve the ESPP (the “ESPP Proposal” or “Proposal No. 6”);

•
a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal or the ESPP Proposal (the “Adjournment Proposal” or “Proposal No. 7”).

Please see the sections entitled “Proposal No. 1 — The Business Combination Proposal,” “Proposal No. 2 — The NYSE Proposal,” “Proposal No. 3 — The Charter Approval Proposal,” “Proposal No. 4 — The Director Appointment Proposal,” “Proposal No. 5 — The Equity Incentive Plan Proposal,” “Proposal No. 6 — The Employee Stock Purchase Plan Proposal” and “Proposal No. 7 — The Adjournment Proposal.” All of the proposals (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The Adjournment is not conditioned on the approval of any other proposal.
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Upon consummation of the Business Combination, our Board anticipates increasing its initial size to nine directors, with each Class I director having a term that expires at the post-combination company’s annual general meeting of shareholders in 2023, each Class II director having a term that expires at the post-combination company’s annual general meeting of shareholders in 2024 and each Class III director having a term that expires at the post-combination company’s annual general meeting of shareholders in 2025, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death. Please see the section entitled “Proposal No. 4 — The Director Appointment Proposal.”

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Unless waived by the parties to the Business Combination Agreement, and subject to applicable law, the closing of the Business Combination is subject to a number of conditions set forth in the Business Combination Agreement, including, among others, approval under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, receipt of the Company’s shareholder approvals contemplated by this proxy statement and the availability of minimum cash amounts at Closing. For more information about the closing conditions to the Business Combination, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Conditions to Closing.”

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The Business Combination Agreement may be terminated at any time prior to the consummation of the Business Combination upon agreement of the parties thereto, or by the Company or the Sellers in specified circumstances. For more information about the termination rights under the Merger Agreement, please see the section entitled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Termination and Effect of Termination.”

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The proposed Business Combination involves numerous risks. For more information about these risks, please see the section entitled “Risk Factors.”

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In considering the recommendation of the Board to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate. Our directors (other than Sammy Hsieh, our independent director, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest described below) were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:

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the fact that IWM is one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board paid an aggregate of $25,000 for 5,000,000 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($9.96) and low ($9.94) prices for the Public Shares on the NYSE on February 15, 2022, the value of the Founder Shares would be $49,750,000;

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the fact that our Sponsor paid an aggregate of approximately $6,000,000 for its 6,000,000 Private Warrants to purchase Class A ordinary shares and that such Private Warrants will expire worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($1.27) and low ($1.15) prices for the Public Warrants on the NYSE on February 15, 2022, the value of the Private Warrants would be $7,260,000;

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the fact that, given the differential in the purchase price that our Sponsor, officers, directors and the chairman of our advisory board paid for the Founder Shares and the purchase price that the Sponsor paid for the Private Warrants as compared to the price of the Public Shares and Public Warrants and the substantial number of Class A ordinary shares that the Sponsor and these individuals will receive upon conversion of the Founder Shares and Private Warrants, the Sponsor and these individuals can earn a positive return on their investment, even if Public Shareholders have a negative return on their investment;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board will lose their entire investment in us if an initial business combination is not consummated by March 25, 2023. Our Sponsor, officers and directors and their affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the IPO;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed to waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if we fail to complete an initial business combination by March 25, 2023;

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the continued right of our Sponsor to hold the Private Warrants and ordinary shares to be issued upon exercise of the Private Warrants following the Business Combination, subject to certain lock-up periods;

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in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by March 25, 2023, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per-public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

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the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that we have entered into an investor rights agreement with our Sponsor, officers, directors and the chairman of our advisory board, which provides for registration rights to them and their permitted transferees; and

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the fact that, Jonathan Lin, our Chairman of the Board, Director and Chief Executive Officer and the holder of 100% of the voting securities of the Sponsor, will be a member of the board of directors of the post-combination company following the closing of the Business Combination and, therefore, in the future Mr. Lin could receive cash fees, share options or share-based awards that the board of directors of the post-combination company determines to pay to its non-executive directors.

MARKET, INDUSTRY AND OTHER DATA
In this section, “we,” “us” and “our” generally refer to Forbes prior to the Business Combination and to the Company and its subsidiaries following the Business Combination.
In this proxy statement, we present industry data, forecasts, information and statistics regarding the markets in which we compete, as well as our analysis of statistics, data and other information that we have derived from third parties, including independent consultant reports, publicly available information, various industry publications and other published industry sources (including Comscore and Google Analytics). Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Such information is supplemented where necessary with our own internal estimates and information obtained from discussions with our customers, taking into account publicly available information about other industry participants and our management’s judgment where information is not publicly available. This information appears in “Risk Factors,” “Information about Forbes,” “Forbes’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of this proxy statement.
Although we believe that these third-party sources are reliable, we do not guarantee the accuracy or completeness of this information, and we have not independently verified this information. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this proxy statement. These forecasts and forward-looking information are subject to uncertainty and risk due to a variety of factors, including those described under “Risk Factors.” These and other factors could cause results to differ materially from those expressed in any forecasts or estimates. Some market data and statistical information are also based on our good faith estimates, which are derived from management’s knowledge of our industry and such independent sources referred to above. Certain market, ranking and industry data included elsewhere in this proxy statement, including the size of certain markets and our size or position and the positions of our competitors within these markets, including our services relative to competitors, are based on estimates by us. These estimates have been derived from management’s knowledge and experience in the markets in which we operate, as well as information obtained from surveys, reports by market research firms, our customers, distributors, suppliers, trade and business organizations and other contacts in the markets in which we operate and have not been verified by independent sources. Unless otherwise noted, all of our market share and market position information presented in this proxy statement is an approximation. Our market share and market position in each of our business segments, unless otherwise noted, is based on our volume relative to the estimated volume in the markets served by each of our business segments. References herein to Forbes being a leader in a market or product category refer to our belief that we have a leading market share position in each specified market, unless the context otherwise requires. As there are no publicly available sources supporting this belief, it is based solely on our internal analysis of our volume as compared to the estimated volume of our competitors. In addition, the discussion herein regarding our various end markets is based on how it defines the end markets for its products, which products may be either part of larger overall end markets or end markets that include other types of products and services.
Our internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which we operate and management’s understanding of industry conditions. Although we believe that such information is reliable, we have not had this information verified by any independent sources.

TRADEMARKS, TRADE NAMES AND SERVICE MARKS
Forbes has proprietary rights to trademarks used in this proxy statement that are important to its business, many of which are registered under applicable intellectual property laws. This proxy statement also contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Solely for convenience, trademarks, trade names and service marks referred to in this proxy statement may appear without the ®, ™ or SM symbols, but such references are not intended to indicate, in any way, that Forbes will not assert, to the fullest extent permitted under applicable law, its rights or the right of the applicable licensor to these trademarks, trade names and service marks. Forbes does not intend its use or display of other parties’ trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of Forbes by, any other parties.

QUESTIONS AND ANSWERS ABOUT THE BUSINESS COMBINATION AND
THE EXTRAORDINARY GENERAL MEETING
The questions and answers below highlight only elected information set forth elsewhere in this proxy statement and only briefly address some commonly asked questions about the Extraordinary General Meeting and the proposals to be presented at the Extraordinary General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that may be important to our shareholders. We urge shareholders to carefully read this entire proxy statement, including the annexes and the other documents referred to herein, to fully understand the proposed Business Combination and the voting procedures for the Extraordinary General Meeting.
Q:
Why am I receiving this proxy statement?

A: Our shareholders are being asked to consider and vote upon a proposal to approve the transactions contemplated by the Business Combination Agreement, a copy of which is attached to the accompanying proxy statement as Annex A, among other proposals. We have entered into the Business Combination Agreement, which provides that the Company will purchase from IWM and Highlander, directly or indirectly, all of the shares of FGH and Forbes and the outstanding options of Forbes held by each Optionholder (whether vested or unvested) will be cancelled in exchange for a combination of cash and newly issued ordinary shares of the Company valued at $10.00 per share. Following the consummation of the transactions, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes. You are being asked to vote on the Business Combination and related matters. In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable to IWM, Highlander and the Optionholders will be valued at $620,000,000, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of the target companies relative to a target as of the Closing, which will be paid in a combination of cash and newly issued ordinary shares of the Company valued at $10.00 per share. A copy of the Business Combination Agreement is attached to this proxy statement as Annex A.
This proxy statement and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Extraordinary General Meeting. You should read this proxy statement and its annexes carefully and in their entirety.
Q:
Are there any other matters being presented to shareholders at the meeting?

A: In addition to voting on the Business Combination Proposal, the Company’s shareholders are being asked to vote on the following proposals:
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NYSE Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and related Private Placement (Proposal No. 2);

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Charter Approval Proposal — To consider and vote upon the following proposals:

(i)
as a special resolution, that a proposal to change the name of the Company from “Magnum Opus Acquisition Limited” to “Forbes Global Media Holdings, Inc.” be approved;

(ii)
as a special resolution, that a proposal to reclassify and re-designate (i) 500,000,000 issued and unissued Class A ordinary shares of a par value of $0.0001 each to 500,000,000 issued and unissued ordinary shares of a par value of $0.0001 each and (ii) 50,000,000 issued and unissued Class B ordinary shares of a par value of $0.0001 each to 50,000,000 issued and unissued ordinary shares of a par value of $0.0001 each (the “Re-designation”) be approved so that following such Re-designation, the authorized share capital of the Company shall be $55,500 divided into 550,000,000 ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each, in each case having the rights, preferences, privileges and restrictions stated to be attached to them in the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B which may amount to a variation of the rights, privileges, and restrictions currently attached to the shares; and

(iii)
as a special resolution, that a proposal to adopt the Second Amended and Restated Memorandum and Articles of Association be approved,

(collectively, Proposal No. 3);
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Director Appointment Proposal — For holders of Founder Shares, to consider and vote upon, as an ordinary resolution, a proposal to, as of the Closing, appoint nine directors to serve staggered terms on the New Forbes Board until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (Proposal No. 4);

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Equity Incentive Plan Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the 2022 Plan (Proposal No. 5);

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ESPP Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the ESPP (Proposal No. 6); and

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Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for a vote or if holders of Class A ordinary shares of the Company have elected to redeem an amount of shares such that the minimum available cash condition contained in the Business Combination Agreement would not be satisfied (Proposal No. 7).

The vote of shareholders is important. Regardless of how many shares you own, you are encouraged to vote as soon as possible after carefully reviewing this proxy statement.
Q:
Are the proposals conditioned on one another?

A: All of the proposals (other than the Adjournment Proposal) are conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The Adjournment Proposal is not conditioned on the approval of any other proposal.
Q:
Why is the Company providing shareholders with the opportunity to vote on the Business Combination?

A: Pursuant to our current memorandum and articles of association, we are required to provide Public Shareholders with an opportunity to have their shares redeemed for cash upon the consummation of our initial business combination, either in conjunction with a shareholder vote or tender offer. Due to the structure of the Business Combination, we are providing this opportunity in conjunction with a shareholder vote.
Q:
What will happen to our securities upon consummation of the Business Combination?

A: We intend to apply to continue the listing of our Public Shares and Public Warrants on the NYSE under the symbols “FRBS” and “FRBSW,” respectively, upon the Closing. In connection with the Business Combination, we will change our name to Forbes Global Media Holdings, Inc. Our Units will separate into the component securities upon consummation of the Business Combination and will no longer trade as a separate security.
Q:
Why is the Company proposing the Business Combination?

A: We were organized to effect a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
On March 25, 2021, we consummated the IPO of 20,000,000 Units at an offering price of $10.00 per Unit, generating total gross proceeds of $200,000,000. Following the closing of the IPO, an amount equal to $200,000,000 from the net proceeds of the sale of the Units in the IPO was placed into the Trust Account. Since the IPO, our activity has been limited to the evaluation of business combination candidates.

We believe that the Business Combination will provide our shareholders with an opportunity to participate in the ownership of a company with significant growth potential. See the section titled “Proposal No. 1 — The Business Combination Proposal — Our Board’s Reasons for the Approval of the Business Combination.”
Q:
Did the Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A: No. The Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Accordingly, investors will be relying solely on the judgment of the Board and our management team in valuing Forbes and will be assuming the risk that the Board may not have properly valued the business. However, our directors and officers have substantial experience in evaluating the operating and financial merits of companies from a wide range of industries and have substantial experience with mergers and acquisitions. Furthermore, in analyzing the Business Combination, the Board conducted significant due diligence on Forbes. Based on the foregoing, the Board concluded that its members’ collective experience and backgrounds, together with the experience and sector expertise of our management, enabled it to make the necessary analyses and determinations regarding the Business Combination, including that the Business Combination was fair from a financial perspective to our shareholders and that Forbes’ fair market value was at least 80% of the assets held in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time the Business Combination Agreement was entered into. There can be no assurance, however, that the Board was correct in its assessment of the Business Combination. For a complete discussion of the factors utilized by the Board in approving the Business Combination, see the section titled “Proposal No. 1 — The Business Combination Proposal.”
Q:
Do I have redemption rights?

A: If you are a Public Shareholder, you have the right to demand that we redeem your Public Shares for a pro rata portion of the cash held in our Trust Account, calculated as of two business days prior to the consummation of the Business Combination. We sometimes refer to the right to demand redemption of the Public Shares as “redemption right.”
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of his or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. Accordingly, all Public Shares in excess of 15% held by a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed and converted into cash.
Under our current memorandum and articles of association, the Business Combination may not be consummated if we have net tangible assets of less than $5,000,001 either immediately prior to or upon consummation of the Business Combination after taking into account the redemption for cash of all Public Shares properly demanded to be redeemed by Public Shareholders.
Q:
Will how I vote on the Business Combination affect my ability to exercise my redemption rights?

A: No. A Public Shareholder may exercise redemption rights regardless of whether it votes for or against the Business Combination Proposal or votes on such proposal at all, or if it is a shareholder on the record date. This means that any Public Shareholder holding Public Shares may exercise redemptions rights so long as they hold Public Shares as of the date they tender the shares for redemption, regardless of whether they are entitled to vote on the Business Combination Proposal and regardless of whether they vote at all.
Q:
How do I exercise my redemption rights?

A: If you are a Public Shareholder and wish to exercise your redemption rights, you must demand that we redeem your shares for cash and tender your Public Shares to Continental Stock Transfer & Trust Company, our transfer agent, no later than two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificates (if any) and other redemption forms to the transfer agent or by delivering your Public Shares to the transfer agent electronically using

The Depository Trust Company’s Deposit/Withdrawal at Custodian (“DWAC”) System. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your Public Shares are properly tendered for redemption. Any Public Shareholder satisfying the requirements for exercising redemption rights will be entitled to a pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $      , or $      per share, as of the record date), less any owed but unpaid taxes on the funds in the Trust Account. Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account.
Any request for redemption, once made by a Public Shareholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal at the Extraordinary General Meeting. If you deliver your share certificates (if any) and other redemption forms to our transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed at the end of this section or, if you hold your shares in “street name,” by contacting your bank, broker or other nominee and following their instructions to withdraw your request for redemption.
Any written demand of redemption rights must be received by our transfer agent at least two business days prior to the vote taken on the Business Combination Proposal at the Extraordinary General Meeting. No demand for redemption will be honored unless the holder’s share certificates (if any) and other redemption forms or Public Shares have been delivered (either physically or electronically) to the transfer agent.
Q:
If I am a holder of the Public Warrants, can I exercise redemption rights with respect to my warrants?

A: No. Warrant holders have no redemption rights with respect to such securities.
Q:
What are the U.S. federal income tax consequences to me if I exercise my redemption rights?

A: We expect that a U.S. holder (as defined below in the section entitled “Certain Material U.S. Federal Income Tax Considerations — Tax Consequences for U.S. Holders Exercising Redemption Rights” ) that exercises its redemption rights to receive cash from the trust account in exchange for its Class A ordinary shares will generally be treated as selling such Class A ordinary shares resulting in the recognition of capital gain or loss. There may be certain circumstances in which the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the amount of Class A ordinary shares that such U.S. holder owns or is deemed to own (including through the ownership of warrants) prior to and following the redemption. The U.S. federal income tax consequences of the redemption depend on your particular facts and circumstances. In addition, the potential application of the “passive foreign investment company rules” may impact such tax consequences as described below in the section entitled “Certain Material U.S. Federal Income Tax Considerations — Passive Foreign Investment Company Rules.” For a more complete discussion of the U.S. federal income tax considerations of an exercise of redemption rights, please see the section entitled “Certain Material U.S. Federal Income Tax Considerations.” We urge you to consult your own tax advisors regarding the tax consequences of exercising your redemption rights, including with respect to the application of the “passive foreign investment company” rules to any such exercise of redemption rights.
Q:
Do I have appraisal rights if I object to the proposed Business Combination?

A: No. Neither our shareholders nor our warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the Cayman Companies Act. Although under the Cayman Companies Act, shareholders of a Cayman Islands company have dissenters’ rights with respect to a merger, dissenters’ rights are not available under the Cayman Companies Act if the transaction is not a Cayman Islands statutory merger but structured as a share acquisition as is proposed under the Business Combination.
Q:
What happens to the funds deposited in the Trust Account after consummation of the Business Combination?

A: The net proceeds of the IPO, together with a portion of the proceeds from the sale of the warrants in a private placement to the Sponsor, equal in the aggregate to $200,000,000, was placed in the Trust Account immediately following the IPO. After consummation of the Business Combination, the funds in the Trust Account will be used to pay, on a pro rata basis, Public Shareholders who exercise redemption rights, with remaining amounts to be used to fund a portion of the cash consideration to be paid to IWM, Highlander and the Optionholders at the Closing, transaction expenses of the Company, Sellers and target companies (including aggregate fees of $5,250,000 to the underwriters of the IPO as deferred underwriting commissions) and working capital of the post-combination company.
Q:
What happens if a substantial number of Public Shareholders vote in favor of the Business Combination Proposal and exercise their redemption rights?

A: Public Shareholders may vote in favor of the Business Combination and still exercise their redemption rights, although they are not required to vote in any way to exercise such redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the Trust Account and the number of Public Shareholders are substantially reduced as a result of redemptions by Public Shareholders. However, the Business Combination will not be consummated if, either immediately prior to or upon consummation of the Business Combination, we would have net tangible assets of less than $5,000,001 after taking into account the redemption for cash of all Public Shares properly demanded to be redeemed by Public Shareholders. To the extent that there are fewer Public Shares and Public Shareholders, the trading market for our ordinary shares may be less liquid after the Business Combination, and we may not be able to meet the listing standards of a national securities exchange. In addition, to the extent of any redemptions, fewer funds from the Trust Account would be available to the post-combination company following the consummation of the Business Combination.
Q:
What ownership levels will current shareholders of the Company, the Sellers and Optionholders have after consummation of the Business Combination?

A: The PIPE Investors agreed to, in connection with the Closing, purchase in the aggregate 40,000,000 Class A ordinary shares, for $400,000,000 of gross proceeds, in the Private Placement. Our Sponsor, officers, directors and their affiliates will not participate in the Private Placement. In this proxy statement, we assume that $400,000,000 of the gross proceeds from the Private Placement, in addition to funds remaining in the Trust Account following any redemptions (plus any interest accrued thereon), will be used to fund the cash consideration payable pursuant to the Business Combination Agreement, transaction expenses of the Sellers, the Company and the target companies and working capital of post-combination company. Assuming none of the Public Shareholders demand redemption pursuant to our current amended and restated memorandum and articles of association, it is anticipated that (i) the Company’s Public Shareholders will retain an ownership interest of approximately 24.4% in the post-combination company; (ii) the PIPE-related investors will hold approximately 48.8% of equity interests (such that Public Shareholders, including PIPE Investors, will hold approximately 73.2% of equity interests) in the post-combination company; (iii) our Initial Shareholders, including the Sponsor, will hold approximately 5.8% of equity interests in the post-combination company; and (iv) the Sellers and Optionholders will hold approximately 21.0% of equity interests in the post-combination company. Assuming full redemption by Public Shareholders, it is anticipated that (i) the PIPE-related investors will hold approximately 48.9% of equity interests in the post-combination company; (ii) our Initial Shareholders, including the Sponsor, will hold approximately 5.9% of equity interests in the post-combination company; and (iii) the Sellers and Optionholders will hold approximately 45.2% of equity interests in the post-combination company.
The ownership percentage with respect to the post-combination company following the Business Combination (i) does not take into account (a) 16,000,000 warrants to purchase Class A ordinary shares (consisting of 10,000,000 Public Warrants and 6,000,000 Private Warrants issued to our Sponsor), which will remain outstanding immediately following the Business Combination, and (b) the issuance of any shares upon completion of the Business Combination under the 2022 Plan, a copy of which is attached to this proxy statement as Annex C, and is further described in the Equity Incentive Plan Proposal within this proxy statement; but (ii) does include Founder Shares, which will be converted into ordinary shares at the Closing on a one-for-one basis (even though such ordinary shares will be subject to transfer restrictions). If any of the Public Shareholders as of February 15, 2022 redeem their Public Shares upon the Closing but continue to hold Public Warrants after the Closing, the aggregate value of the Public Warrants that may be retained by them, based on the closing trading price per Public Warrant as of February 15, 2022, would be $12,700,000 regardless of the amount of redemptions by the Public Shareholders. Upon the issuance of Class A ordinary shares in connection with the Business Combination, the percentage ownership of the post-combination company by Public Shareholders who do not redeem their Public Shares will be diluted. Public Shareholders that do not redeem their Public Shares in connection with the Business Combination will experience further dilution upon the exercise of Public Warrants that are retained after the Closing by redeeming Public Shareholders. The percentage of the total number of outstanding Class A ordinary shares that will be owned by Public Shareholders as a group will vary based on the number of Public Shares for which the holders thereof request redemption in connection with the Business Combination. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing shareholders in the post-combination company will be different. For more information, please see the section titled “Unaudited Pro Forma Condensed Combined Financial Information.”
The following table illustrates varying ownership levels in the Company, assuming consummation of the Business Combination and no redemptions by Public Shareholders, 10% redemption by Public Shareholders, 50% redemption by Public Shareholders, 75% redemption by Public Shareholders and the maximum redemptions by Public Shareholders:
	No Redemptions(1)%		10% Redemption(2)%		50% Redemption(3)%		75% Redemption(4)%		Maximum Redemption(5)%
Forbes Shareholders(6)	17,190,502	21.0%	19,190,502	23.5%	27,170,502	33.1%	32,150,502	39.1%	37,125,502	45.2%
Public Shareholders(7)	20,000,000	24.4%	18,000,000	21.9%	10,000,000	12.2%	5,000,000	6.1%	—	—%
Holders of Founder Shares(8)	4,800,000	5.8%	4,800,000	5.8%	4,800,000	5.8%	4,800,000	5.9%	4,800,000	5.9%
PIPE-related investors(9)	40,100,000	48.8%	40,100,000	48.8%	40,100,000	48.9%	40,100,000	48.9%	40,100,000	48.9%
Pro forma ordinary shares at December 31, 2021	82,090,502	100.0%	82,090,502	100.0%	82,070,502	100.0%	82,050,502	100.0%	82,025,502	100.0%
Potential sources of dilution:
Public Warrants	10,000,000	12.2%	10,000,000	12.2%	10,000,000	12.2%	10,000,000	12.2%	10,000,000	12.2%
Private Warrants	6,000,000	7.3%	6,000,000	7.3%	6,000,000	7.3%	6,000,000	7.3%	6,000,000	7.3%

(1)
Assumes that no Public Shares are redeemed and excludes potential dilution from Public Warrants and Private Warrants.

(2)
Assumes that 2,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $20,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(3)
Assumes that 10,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $100,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(4)
Assumes that 15,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $150,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(5)
Assumes that 20,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $200,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(6)
Includes 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any members of Forbes’ management that he may designate, immediately following and contingent upon the Closing, as part of a transaction bonus. See “Director and Executive Compensation — Post-Business Combination Executive Compensation — Transaction Bonuses.” The number of ordinary shares issuable as consideration to Forbes shareholders increases as cash consideration payable to Forbes shareholders decreases, and higher transaction expenses results in lower cash consideration being payable to Forbes shareholders. The amount of cash fees payable by the Company to Cantor Fitzgerald & Co. (“Cantor”) and Needham & Company, LLC (“Needham”) as capital market advisors varies depending on the level of redemptions, with lower redemptions resulting in higher cash fees and therefore lower cash consideration payable and more shares issuable to Forbes shareholders. Cantor will receive a fixed fee of $1,000,000 upon the Closing irrespective of redemptions and an additional $250,000 if less than 25% of the Public Shares are redeemed. Needham will receive a fee ranging from $600,000 (in the maximum redemptions scenario) to $1,000,000 (in the no redemption scenario) upon the Closing.

(7)
Excludes 10,000,000 Public Warrants. If the 10,000,000 Public Warrants and 6,000,000 Private Warrants were exercised and converted into Class A ordinary shares, Public Shareholders would hold approximately 30.6%, 28.5%, 20.4%, 15.3%, and 10.2% under the No Redemptions, 10% Redemption, 50% Redemption, 75% Redemption, and Maximum Redemption scenarios, respectively. See “Risk Factors — Risks Related to the Company and the Business Combination — Our Public Shareholders will experience dilution as a consequence of, among other transactions, the issuance of Class A ordinary shares as consideration in the Business Combination and the Private Placement.” for additional information related to the risk of dilution to our Public Shareholders.

(8)
Includes 4,300,000 Founder Shares held by the Sponsor and an aggregate of 500,000 Founder Shares held by Magnum Opus’s officers, directors and the chairman of its advisory board. See “Beneficial Ownership of Securities.” Excludes (i) 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any member of Forbes’ management as he may designate, immediately following and contingent upon the Closing, as part of a transaction bonus, and (ii) 6,000,000 Private Warrants. If the 10,000,000 Public Warrants and 6,000,000 Private Warrants were exercised and converted into ordinary shares, the holders of Founder Shares would hold approximately 11.0% under the No Redemptions, 10% Redemption, 50% Redemption, 75% Redemption, and Maximum Redemption scenarios, respectively. See “Risk Factors — Risks Related to the Company and the Business Combination — Our Public Shareholders will experience dilution as a consequence of, among other transactions, the issuance of Class A ordinary shares as consideration in the Business Combination and the Private Placement” for additional information related to the risk of dilution to our Public Shareholders.

(9)
Assumes the Private Placement is consummated in accordance with its terms for $400,000,000, and the 40,000,000 Class A ordinary shares to be issued to the PIPE Investors will be re-designated as ordinary shares. Includes 100,000 ordinary shares (based on the assumed price of $10.00 per share) to be issued to satisfy fees related to the Private Placement. See "Proposal No. 1 — The Business Combination Proposal — Certain Engagements in Connection with the Business Combination and the Private Placement."

Q: What conditions must be satisfied to complete the Business Combination?
A. There are a number of closing conditions in the Business Combination Agreement, including approval under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, approval from our shareholders and that the aggregate amount of funds held in the Trust Account (after taking into account any redemptions from the Trust Account in connection with the Closing) and from the Private Placement shall be equal to or greater than $400,000,000. For a description of the conditions for the completion of the

Business Combination, see the section titled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Conditions to Closing.”
Q:
What happens if the Business Combination is not consummated?

A: If we do not complete the Business Combination for whatever reason, we would search for another target business with which to complete a business combination. If we do not complete the Business Combination with Forbes or another business combination by March 25, 2023 (or such later date as may be approved by our shareholders in an amendment to our current memorandum and articles of association), we must redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses) divided by the number of outstanding Public Shares and, following such redemption, we will liquidate and dissolve. Our Initial Shareholders waived their redemption rights with respect to ordinary shares owned by them in the event a business combination is not effected in the required time period.
Q:
How do our Sponsor, directors and officers intend to vote on the proposals?

A: The Sponsor, as well as our directors and officers and the chairman of our advisory board, beneficially own and are entitled to vote an aggregate of 20.0% of our outstanding ordinary shares prior to the Business Combination. These holders have agreed to vote their shares in favor of the Business Combination Proposal and all other proposals being presented at the Extraordinary General Meeting, and to not exercise redemption rights with respect to their shares.
Q:
What interests do the Sponsor and our current directors and officers have in the Business Combination?

A: In considering the recommendation of the Board to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate. Our directors (other than Sammy Hsieh, our independent director, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest described below) were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that IWM is one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board paid an aggregate of $25,000 for 5,000,000 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($9.96) and low ($9.94) prices for the Public Shares on the NYSE on February 15, 2022, the value of the Founder Shares would be $49,750,000;

•
the fact that our Sponsor paid an aggregate of approximately $6,000,000 for its 6,000,000 Private Warrants to purchase Class A ordinary shares and that such Private Warrants will expire worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($1.27) and low ($1.15) prices for the Public Warrants on the NYSE on February 15, 2022, the value of the Private Warrants would be $7,260,000;

•
the fact that, given the differential in the purchase price that our Sponsor, officers, directors and the chairman of our advisory board paid for the Founder Shares and the purchase price that the Sponsor paid for the Private Warrants as compared to the price of the Public Shares and Public Warrants and the substantial number of Class A ordinary shares that the Sponsor and these individuals will receive upon conversion of the Founder Shares and Private Warrants, the Sponsor and these individuals can earn a positive return on their investment, even if Public Shareholders have a negative return on their investment;
•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board will lose their entire investment in us if an initial business combination is not consummated by March 25, 2023. Our Sponsor, officers and directors and their affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the IPO;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed to waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if we fail to complete an initial business combination by March 25, 2023;

•
the continued right of our Sponsor to hold the Private Warrants and ordinary shares to be issued upon exercise of the Private Warrants following the Business Combination, subject to certain lock-up periods;

•
in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by March 25, 2023, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per-public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•
the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that we have entered into an investor rights agreement with our Sponsor, officers, directors and the chairman of our advisory board, which provides for registration rights to them and their permitted transferees; and

•
the fact that, Jonathan Lin, our Chairman of the Board, Director and Chief Executive Officer and the holder of 100% of the voting securities of the Sponsor, will be a member of the New Forbes Board following the Closing and, therefore, in the future Mr. Lin could receive cash fees, share options or share-based awards that the board of directors of the post-combination company determines to pay to its non-executive directors.

Q:
When do you expect the Business Combination to be completed?

A: It is currently anticipated that the Business Combination will be consummated promptly following the Extraordinary General Meeting, which is set for                 , 2022; however, such meeting could be adjourned or postponed to a later date, as described above. The Closing is also subject to other customary closing conditions. Furthermore, the Sellers and the Company will have the right to terminate the Business Combination Agreement if it is not consummated by March 31, 2022, subject to certain exceptions.
Q:
What do I need to do now?

A: We urge you to carefully read and consider the information contained in this proxy statement, including the annexes, and to consider how the Business Combination will affect you as a shareholder. Shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:
When and where will the Extraordinary General Meeting take place?

A: The Extraordinary General Meeting will be held on                 , 2022, at                 a.m., Eastern Time, at                 and virtually over the Internet by means of a live audio webcast. You may also attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/magnumopusacquisition/2022 and following the instructions set forth below. In order to maintain the interactive nature of the Extraordinary General Meeting, virtual attendees who have registered for the meeting and entered a valid control number will be able to:
•
vote via the web portal during the Extraordinary General Meeting webcast; and

•
submit questions or comments to our directors and officers during the Extraordinary General Meeting.

Shareholders who have registered for the meeting and entered a valid control number may submit questions or comments during the meeting through the Extraordinary General Meeting webcast by typing in the “Submit a question” box.
To register for and attend the Extraordinary General Meeting virtually, please follow these instructions as applicable to the nature of your ownership of ordinary shares:
•
Shares Held of Record.   If you are a record holder, and you wish to attend the virtual Extraordinary General Meeting, go to https://www.cstproxy.com/magnumopusacquisition/2022, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to register for the online meeting” link at the top of the page. Immediately prior to the start of the Extraordinary General Meeting, you will need to log back into the meeting site using your control number.

•
Shares Held in Street Name.   If you hold your ordinary shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you must instruct your broker or bank on how to vote the shares you beneficially own or, if you wish to attend the Extraordinary General Meeting, you must obtain a legal proxy from the shareholder of record and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Holders should contact their bank, broker or other nominee for instructions regarding obtaining a legal proxy. Holders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the Extraordinary General Meeting virtually. You will receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting. “Street” name holders should contact Continental Stock Transfer on or before                 , 2022.

Shareholders will also have the option to listen to the Extraordinary General Meeting by telephone by calling:
•
Within the U.S. and Canada: +1 800-450-7155 (toll-free)

•
Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 5805192#. You will not be able to vote or submit questions, unless you register for and log in to the Extraordinary General Meeting webcast as described above.
Q:
How do I vote?

A: If you are a holder of record of Public Shares at the close of business on the record date, you may vote by attending the Extraordinary General Meeting and submitting a ballot through the web portal during the Extraordinary General Meeting webcast or by submitting a proxy for the Extraordinary General Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying preaddressed postage paid envelope so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you hold your shares in “street name,” you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly voted and counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the virtual Extraordinary General Meeting and vote through the web portal, obtain a legal proxy from your broker, bank or nominee.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A: Your broker, bank or nominee can vote your shares without receiving your instructions on “routine” proposals only. Your broker, bank or nominee cannot vote your shares with respect to “non-routine” proposals, unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee.
The Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal are non-routine proposals. Accordingly, your broker, bank or nominee may not vote your shares with respect to these proposals, unless you provide voting instructions.
Q:
May I change my vote after I have mailed my signed proxy card?

A: Yes. Shareholders of record may send a later-dated, signed proxy card to our transfer agent at the address set forth below so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting) or virtually attend the Extraordinary General Meeting and submit a ballot through the web portal during the Extraordinary General Meeting webcast. Shareholders of record also may revoke their proxy by sending a notice of revocation to our transfer agent, which must be received prior to the vote at the Extraordinary General Meeting. If you hold your shares in “street name,” you should contact your broker, bank or nominee to change your instructions on how to vote. If you hold your shares in “street name” and wish to virtually attend the Extraordinary General Meeting and vote through the web portal, you must obtain a legal proxy from your broker, bank or nominee.
Q:
What constitutes a quorum for the Extraordinary General Meeting?

A: A quorum is the minimum number of our ordinary shares that must be present to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if one or more shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote at the meeting are represented at the virtual Extraordinary General Meeting in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not count as present for the purposes of establishing a quorum. Except for the Director Appointment Proposal, which may only be voted by holders of Class B ordinary shares, Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on all matters to be considered at the Extraordinary General Meeting. Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll vote. Shareholders will have one vote for each ordinary share owned at the close of business on the record date.
Q:
What shareholder vote thresholds are required for the approval of each proposal brought before the Extraordinary General Meeting?

A: The Business Combination Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to our current memorandum and articles of association, being the affirmative vote of shareholders holding a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. The Charter Approval Proposal will require the affirmative vote of shareholders holding at least two-thirds of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
In addition to shares held by our Initial Shareholders, assuming all outstanding shares are voted on each proposal, we would need 7,500,001 Public Shares, or approximately 37.5%, of the 20,000,000 Public Shares to be voted in favor of the Business Combination Proposal, the NYSE Proposal, the Equity Incentive

Plan Proposal and the ESPP Proposal; and 11,666,668 Public Shares, or approximately 58.3%, of the 20,000,000 Public Shares to be voted in favor of the Charter Approval Proposal.
Brokers are not entitled to vote on the aforementioned proposals absent voting instructions from the beneficial holder. Abstentions are considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute a vote cast at the Extraordinary General Meeting and therefore will have no effect on the approval of each of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal as a matter of Cayman Islands law. However, the NYSE requires that for the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, for NYSE purposes, an abstention will have the same effect as a vote against such proposals. Broker non-votes do not count as votes cast.
Q:
What happens if I fail to take any action with respect to the Extraordinary General Meeting?

A: If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is approved by the our shareholders and consummated, you will become a shareholder of the post-combination company.
If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is not approved, you will continue to be a shareholder, and we will continue to search for another target business with which to complete an initial business combination. If we do not complete an initial business combination by March 25, 2023 (or such later date as may be approved by our shareholders in an amendment to our current memorandum and articles of association), we must cease all operations except for the purpose of winding up, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to an amount then held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), and as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate.
Q:
What should I do with my share certificates?

A: Public Shareholders who do not elect to have their shares redeemed for a pro rata share of the Trust Account should wait for instructions from our transfer agent regarding what to do with their certificates. Public Shareholders who exercise their redemption rights must deliver their share certificates (if any) and other redemption forms to our transfer agent or deliver their Public Shares electronically to our transfer agent using The Depository Trust Company’s DWAC System no later than two business days prior to the Extraordinary General Meeting as described above. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your Public Shares are properly tendered for redemption.
Q:
What should I do if I receive more than one set of voting materials?

A: Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
Q:
Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A: We will pay the cost of soliciting proxies for the Extraordinary General Meeting. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali LLC a fixed fee of $30,000, plus associated disbursements, to reimburse the firm for its reasonable and documented costs and expenses and to indemnify the firm and its affiliates against certain claims, liabilities, losses, damages and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:
Who can help answer my questions?

A: If you have questions about the Business Combination or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact the proxy solicitor at:
Morrow Sodali LLC
470 West Avenue
Stamford, CT 069 02
Telephone: (800) 662 -5200
(Banks and brokers can call: (203) 658-9400)
Email: OPA.info@investor.morrowsodali.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a Public Shareholder and you intend to seek redemption of your shares, you will need to deliver your share certificates (if any) and other redemption documents (either physically or electronically) to our transfer agent at the address below or deliver your shares electronically to the transfer agent using The Depository Trust Company’s DWAC System at least two business days prior to the vote at the Extraordinary General Meeting. If you have questions regarding the certification of your position or delivery of your share certificates and redemption forms, please contact:
Continental Stock Transfer & Trust Company
1 State Street — 30th Floor
New York New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com

SUMMARY
This summary highlights elected information from this proxy statement. It may not contain all of the information that is important to you. You should carefully read the entire proxy statement and the other documents referred to in this proxy statement, including the annexes, to fully understand the Business Combination Agreement, the Business Combination and the other matters being considered at the Extraordinary General Meeting of our shareholders. For additional information, see “Where You Can Find More Information” beginning on page 263. Each item in this summary refers to the page of this proxy statement on which that subject is discussed in more detail.
The Parties to the Business Combination
Magnum Opus Acquisition Limited
The Company is a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
The Company’s securities are traded on the NYSE under the ticker symbols “OPA,” “OPA.U” and “OPA WS.” The Company intends to apply to continue the listing of its Public Shares and Public Warrants on the NYSE under the symbols “FRBS” and “FRBSW,” respectively, upon the Closing.
The mailing address of the Company’s principal executive office is Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.
Integrated Whale Media Investment Inc.
IWM is a BVI business company incorporated in the British Virgin Islands and the sole shareholder of Forbes Global Holdings Inc. The mailing address of IWM’s principal executive office is 21/F, 88 Gloucester Road, Wanchai, Hong Kong.
Highlander Management LLC
Highlander is a limited liability company incorporated in the State of Delaware and a shareholder of Forbes Global Media Holdings Inc. The mailing address of Highlander’s principal executive office is 101 Avenue of the Americas, Suite 842, New York, NY 10013.
Forbes Global Holdings Inc.
FGH is a BVI business company incorporated in the British Virgin Islands and a shareholder of Forbes Global Media Holdings Inc. The mailing address of FGH’s principal executive office is 21/F, 88 Gloucester Road, Wanchai, Hong Kong.
Forbes Global Media Holdings Inc.
Forbes is a BVI business company incorporated in the British Virgin Islands. The mailing address of FGH’s principal executive office is 499 Washington Blvd, Jersey City, NJ 07310.
The Business Combination Agreement
On August 26, 2021, the Company, IWM, Highlander, FGH and Forbes entered into the Business Combination Agreement. FGH is an intermediate holding company between IWM and Forbes that directly owns 95% of the share capital of Forbes and does not otherwise have its own operations. Highlander directly owns the remaining 5% of the share capital of Forbes. The Business Combination Agreement provides that, at the Closing contemplated by the Business Combination Agreement, (A) the Company will purchase (i) all of the share capital of FGH from IWM and thus, indirectly, 95% of the share capital of Forbes held directly by FGH and (ii) the remaining 5% of the share capital of Forbes from Highlander and (B) all of the outstanding options of Forbes and the outstanding options of Forbes held by each Optionholder (whether vested or unvested) as of the closing of the Business Combination will be cancelled, in each case, in exchange for a combination of cash and newly issued ordinary shares of the Company valued at $10.00 per share. Following the consummation of the transactions, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes. For more information about the transactions contemplated by the Business Combination Agreement, please see the section titled “Proposal No. 1 — The Business Combination Proposal.” A copy of the Business Combination Agreement is attached to this proxy statement as Annex A.
Business Combination Consideration
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable to IWM, Highlander and the Optionholders will be valued at $620,000,000, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of the target companies relative to a target as of the Closing, which will be paid in a combination of cash and shares of the Company. The Closing Consideration will be allocated among IWM, Highlander and Optionholders on a pro rata basis based on their relative direct or indirect, fully diluted ownership of Forbes (with respect to the Optionholders, on a net “cashless” exercise basis). The aggregate cash consideration will be an amount equal to the Company’s proceeds in connection with the Private Placement and the funds in the Company’s trust account as of the Closing, plus cash and cash equivalents of the target companies, minus unpaid transaction expenses of the Company as of the Closing, minus transaction expenses of the Sellers and the target companies as of the Closing, minus $145,000,000. The remainder of the Closing Consideration will be paid in a number of newly issued ordinary shares of the Company valued at $10.00 per share. At the Closing, the Company will deposit with an escrow agent an amount equal to $5,000,000 of the cash consideration, which will be disbursed following the final determination of the Closing Consideration.
Agreements Entered into in connection with the Business Combination
Support Agreement
Concurrently with the execution of the Business Combination Agreement, the Company, our Initial Shareholders and IWM entered into a support agreement (the “Support Agreement”), pursuant to which each Initial Shareholder has agreed to, among other things, vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, not transfer any share of the Company until termination of the Support Agreement, waive or not otherwise perfect any anti-dilution or similar protection with respect to any Founder Shares and not elect to have any share of the Company redeemed in connection with the transactions. The foregoing summary of the Support Agreement is not complete and is qualified in its entirety by reference to the complete text of the Support Agreement as set forth in Annex E.
Amended and Restated Investor Rights Agreement
Concurrently with the execution of the Business Combination Agreement, the Company, our Initial Shareholders, IWM and Highlander entered into an investor rights agreement (the “Investor Rights Agreement”). On February 10, 2022, the Company, the Sponsor, IWM and Binance entered into an amended and restated investor rights agreement (the “Amended and Restated Investor Rights Agreement”), which amended and replaced the original Investor Rights Agreement dated as of August 26, 2021 in its entirety. Pursuant to the Amended and Restated Investor Rights Agreement, (i) the board of directors of the post-combination company shall be comprised of nine (9) directors at and immediately following the Closing, of which one individual shall be nominated by the Sponsor, two individuals shall be nominated by IWM at least one of which shall be independent, one individual shall be the chief executive officer of the combined company, two individuals shall be nominated by Binance and three individuals shall be jointly nominated by unanimous agreement of the Sponsor, IWM and Binance; (ii) the board of directors of the post-combination company shall be divided into three classes of directors, with each class serving for staggered three-year terms; (iii) the Company will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights; (iv) each party to the Amended and Restated Investor Rights Agreement (including parties to the original Investor Rights Agreement) agrees to a twelve (12)-month lock-up period following the Closing for the shares and warrants of the Company owned by such party, subject to certain customary exceptions; and (v) the Company shall form a steering committee, including two directors nominated by Binance and any other directors as may be determined by the New Forbes Board from time to time, who will advise and provide insights to the management team and the board on recent developments in cryptocurrencies and related assets to inform the Company’s digital media coverage and product development strategies.
The foregoing summary of the Amended and Restated Investor Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Investor Rights Agreement as set forth in Annex F.
Investor Representation Letters
At the Closing, each of IWM and Highlander will enter into an Investor Representation Letter with the Company pursuant to which they will make certain representations and warranties and agreements in connection with the Business Combination.
Adjustment Escrow Agreement
At the Closing, the Company, IWM and U.S. Bank National Association, as escrow agent (the “Escrow Agent”), will enter into the Adjustment Escrow Agreement, substantially in the form attached as Annex G to this proxy statement. Pursuant to the Adjustment Escrow Agreement, the Company shall deposit with the Escrow Agent at the Closing an amount equal to $5,000,000 (the “Adjustment Escrow Amount”) into a designated escrow account (the “Adjustment Escrow Account”), by wire transfer of immediately available funds in U.S. dollars, and the Company and IWM will appoint the Escrow Agent to hold the Adjustment Escrow Account until the final determination of the Closing Consideration and disburse the Adjustment Escrow Account as provided therein.
The foregoing summary of the Adjustment Escrow Agreement is not complete and is qualified in its entirety by reference to the complete text of the Adjustment Escrow Agreement as set forth in Annex G.
Subscription Agreements
Concurrently with the execution of the Business Combination Agreement, the Company entered into subscription agreements with Initial PIPE Investors, pursuant to which the Initial PIPE Investors agreed to, in connection with the Closing, purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of $400,000,000. On February 10, 2022, Binance agreed to invest $200,000,000 in the Private Placement by assuming from certain of the Initial PIPE Investors all or a portion of their obligations under their respective subscription agreements to purchase an aggregate of 20,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share. Our Sponsor, officers, directors and their affiliates will not participate in the Private Placement. The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to IWM, Highlander and the Optionholders at the Closing and transaction expenses of the Company, Sellers and target companies, with any remainder used to fund working capital of the post-combination company. Under the Subscription Agreements, the obligations of the parties (or, in some cases, some of the parties) to consummate the Private Placement are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the absence of a legal prohibition on consummating the Private Placement; (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived; (iii) the accuracy of representations and warranties in all material respects; and (iv) material compliance with covenants.
The Class A ordinary shares to be issued in connection with the Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Subscription Agreements provide that the Company will, within 60 days after the consummation of the transactions contemplated by the Business Combination Agreement, file with the SEC a registration statement registering the resale of such Class A ordinary shares and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) 105 days after the filing thereof (or 165 days after the filing thereof if the SEC notifies the Company that it will “review” the registration statement) and (ii) 10 business days after the Company is notified by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.
Each Subscription Agreement will terminate with no further force and effect (i) upon the termination of the Business Combination Agreement; (ii) upon mutual written agreement of the parties and IWM as the Shareholders’ Representative; (iii) 30 days after March 31, 2022 if the Business Combination has not been consummated by such date; or (iv) if any of the conditions therein are not satisfied or waived prior to the Closing or not capable of being satisfied on or prior to the Closing.
2022 Plan
Our Board expects to approve and adopt the 2022 Plan, subject to shareholder approval. The purpose of the 2022 Plan is to enhance the post-combination company’s and certain of its subsidiaries’ ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the post-combination company by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. For more information about the 2022 Plan, please see the section titled “Proposal No. 5 — The Equity Incentive Plan Proposal.”
ESPP
Our Board expects to approve and adopt the ESPP, subject to shareholder approval. The purpose of the ESPP is to provide eligible employees of the post-combination company and certain of its subsidiaries with opportunities to purchase shares of the post-combination company. For more information about the ESPP, please see the section titled “Proposal No. 6 — The Employee Stock Purchase Plan Proposal.”
Other Proposals
In addition to the Business Combination Proposal, you are being asked to consider and vote upon (i) a proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and the Private Placement (the “NYSE Proposal” or “Proposal No. 2”); (ii) a proposal to change the name of the Company, reclassify and re-designate the authorized share capital of the Company and adopt the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B (the “Charter Approval Proposal” or “Proposal No. 3”); (iii) a proposal for holders of Founder Shares to, as of the Closing, appoint nine directors to, as of the Closing, serve staggered terms on the New Forbes Board until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (the “Director Appointment Proposal” or “Proposal No. 4”); (v) a proposal to consider and vote upon a proposal to approve The 2022 Equity Incentive Plan (the “2022 Plan”) (the “Equity Incentive Plan Proposal” or “Proposal No. 5”); (vi) a proposal to consider and vote upon a proposal to approve the ESPP (the “ESPP Proposal” or “Proposal No. 6”); and (vii) a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal or the ESPP Proposal (the “Adjournment Proposal” or “Proposal No. 7”). Each of these proposals is more fully described in this proxy statement, which each shareholder is encouraged to read carefully.
Recommendation to Shareholders
The Board has determined that each of the proposals outlined herein is fair to and in the best interests of Magnum Opus and its shareholders and recommended that our shareholders vote “FOR” the Business Combination Proposal, “FOR” the NYSE Proposal, “FOR” the Charter Approval Proposal, “FOR” the Director Appointment Proposal, “FOR” the Equity Incentive Plan Proposal, “FOR” the ESPP Proposal and “FOR” the Adjournment Proposal, if presented.

Redemption Rights
Pursuant to our current memorandum and articles of association, a Public Shareholder may demand that we redeem its Public Shares for cash if the Business Combination is consummated; provided that we may not consummate the Business Combination if we have less than $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Business Combination. Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of his or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. Accordingly, all Public Shares in excess of 15% held by a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed and converted into cash. Public Shareholders who wish to exercise their redemption rights must demand that we redeem their Public Shares for cash and tender their Public Shares to our transfer agent no later than two (2) business days prior to the Extraordinary General Meeting. Public Shareholders may tender their Public Shares by either delivering their share certificates (if any) and other redemption forms to the transfer agent or by delivering their Public Shares electronically to the transfer agent using The Depository Trust Company’s DWAC System. Any Public Shareholder satisfying the requirements for exercising redemption rights will be entitled to a pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $      , or $      per share, as of the record date), less taxes payable and up to $100,000 of interest to pay dissolution expenses. Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account. If a Public Shareholder exercises his, her or its redemption rights, then it will be exchanging its shares for cash and will not become a shareholder of the post-combination company. Any request for redemption, once made by a Public Shareholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal at the Extraordinary General Meeting. If you deliver your share certificates (if any) and other redemption forms to our transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that our transfer agent return the shares (physically or electronically). See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.
Impact of the Business Combination
The PIPE Investors agreed to, in connection with the Closing, purchase in the aggregate 40,000,000 Class A ordinary shares, for $400,000,000 of gross proceeds, in the Private Placement. Our Sponsor, officers, directors and their affiliates will not participate in the Private Placement. In this proxy statement, we assume that $400,000,000 of the gross proceeds from the Private Placement, in addition to funds remaining in the Trust Account following any redemptions (plus any interest accrued thereon), will be used to fund the cash consideration payable pursuant to the Business Combination Agreement, transaction expenses of the Sellers, the Company and the target companies and working capital of post-combination company. Assuming none of the Public Shareholders demand redemption pursuant to our current amended and restated memorandum and articles of association, it is anticipated that (i) the Company’s Public Shareholders will retain an ownership interest of approximately 24.4% in the post-combination company; (ii) PIPE-related investors will hold approximately 48.8% of equity interests (such that Public Shareholders, including PIPE Investors, will hold approximately 73.2% of equity interests) in the post-combination company; (iii) our Initial Shareholders, including the Sponsor, will hold approximately 5.8% of equity interests in the post-combination company; and (iv) the Sellers and Optionholders will hold approximately 21.0% of equity interests in the post-combination company. Assuming full redemption by Public Shareholders, it is anticipated that (i) PIPE-related investors will hold approximately 48.9% of equity interests in the post-combination company; (ii) our Initial Shareholders, including the Sponsor, will hold approximately 5.9% of equity interests in the post-combination company; and (iii) the Sellers and Optionholders will hold approximately 45.2% of equity interests in the post-combination company.
The ownership percentage with respect to the post-combination company following the Business Combination (i) does not take into account (a) 16,000,000 warrants to purchase Class A ordinary shares (consisting of 10,000,000 Public Warrants and 6,000,000 Private Warrants issued to our Sponsor), which will remain outstanding immediately following the Business Combination, and (b) the issuance of any shares upon completion of the Business Combination under the 2022 Plan, a copy of which is attached to this proxy statement as Annex C, and is further described in the Equity Incentive Plan Proposal within this proxy statement; but (ii) does include Founder Shares, which will be converted into ordinary shares at the Closing on a one-for-one basis (even though such ordinary shares will be subject to transfer restrictions). If any of the Public Shareholders as of February 15, 2022 redeem their Public Shares upon the Closing but continue to hold Public Warrants after the Closing, the aggregate value of the Public Warrants that may be retained by them, based on the closing trading price per Public Warrant as of February 15, 2022, would be $12,700,000 regardless of the amount of redemptions by the Public Shareholders. Upon the issuance of Class A ordinary shares in connection with the Business Combination, the percentage ownership of the post-combination company by Public Shareholders who do not redeem their Public Shares will be diluted. Public Shareholders that do not redeem their Public Shares in connection with the Business Combination will experience further dilution upon the exercise of Public Warrants that are retained after the Closing by redeeming Public Shareholders. The percentage of the total number of outstanding Class A ordinary shares that will be owned by Public Shareholders as a group will vary based on the number of Public Shares for which the holders thereof request redemption in connection with the Business Combination. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing shareholders in the post-combination company will be different. For more information, please see the section titled “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”
The following tables illustrate estimated ownership levels in the Company, immediately following the consummation of the Business Combination, based on the varying levels of redemptions by the Public Shareholders and the following additional assumptions and the potential impact of redemptions on the value, on a per-share basis, of the shares owned by non-redeeming shareholders across varying levels of redemptions:
	No Redemptions(1)%		10% Redemption(2)%		50% Redemption(3)%		75% Redemption(4)%		Maximum Redemption(5)%
Forbes Shareholders(6)	17,190,502	21.0%	19,190,502	23.5%	27,170,502	33.1%	32,150,502	39.1%	37,125,502	45.2%
Public Shareholders(7)	20,000,000	24.4%	18,000,000	21.9%	10,000,000	12.2%	5,000,000	6.1%	—	—%
Holders of Founder Shares(8)	4,800,000	5.8%	4,800,000	5.8%	4,800,000	5.8%	4,800,000	5.9%	4,800,000	5.9%
PIPE-related investors(9)	40,100,000	48.8%	40,100,000	48.8%	40,100,000	48.9%	40,100,000	48.9%	40,100,000	48.9%
Pro forma ordinary shares at December 31, 2021	82,090,502	100.0%	82,090,502	100.0%	82,070,502	100.0%	82,050,502	100.0%	82,025,502	100.0%
Potential sources of dilution:
Public Warrants	10,000,000	12.2%	10,000,000	12.2%	10,000,000	12.2%	10,000,000	12.2%	10,000,000	12.2%
Private Warrants	6,000,000	7.3%	6,000,000	7.3%	6,000,000	7.3%	6,000,000	7.3%	6,000,000	7.3%

(1)
Assumes that no Public Shares are redeemed and excludes potential dilution from Public Warrants and Private Warrants.

(2)
Assumes that 2,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $20,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(3)
Assumes that 10,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $100,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(4)
Assumes that 15,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $150,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.
(5)
Assumes that 20,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $200,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(6)
Includes 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any members of Forbes’ management that he may designate, immediately following and contingent upon the Closing, as part of a transaction bonus. See “Director and Executive Compensation — Post-Business Combination Executive Compensation — Transaction Bonuses.” The number of ordinary shares issuable as consideration to Forbes shareholders increases as cash consideration payable to Forbes shareholders decreases, and higher transaction expenses results in lower cash consideration being payable to Forbes shareholders. The amount of cash fees payable by the Company to Cantor and Needham as capital market advisors varies depending on the level of redemptions, with lower redemptions resulting in higher cash fees and therefore lower cash consideration payable and more shares issuable to Forbes shareholders. Cantor will receive a fixed fee of $1,000,000 upon the Closing irrespective of redemptions and an additional $250,000 if less than 25% of the Public Shares are redeemed. Needham will receive a fee ranging from $600,000 (in the maximum redemptions scenario) to $1,000,000 (in the no redemption scenario) upon the Closing.

(7)
Excludes 10,000,000 Public Warrants. If the 10,000,000 Public Warrants and 6,000,000 Private Warrants were exercised and converted into Class A ordinary shares, Public Shareholders would hold approximately 30.6%, 28.5%, 20.4%, 15.3%, and 10.2% under the No Redemptions, 10% Redemption, 50% Redemption, 75% Redemption, and Maximum Redemption scenarios, respectively. See “Risk Factors — Risks Related to the Company and the Business Combination — Our Public Shareholders will experience dilution as a consequence of, among other transactions, the issuance of Class A ordinary shares as consideration in the Business Combination and the Private Placement” for additional information related to the risk of dilution to our Public Shareholders.

(8)
Includes 4,300,000 Founder Shares held by the Sponsor and an aggregate of 500,000 Founder Shares held by Magnum Opus’s officers, directors and the chairman of its advisory board. See “Beneficial Ownership of Securities.” Excludes (i) 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any member of Forbes’ management as he may designate, immediately following and contingent upon the Closing, as part of a transaction bonus, and (ii) 6,000,000 Private Warrants. If the 10,000,000 Public Warrants and 6,000,000 Private Warrants were exercised and converted into ordinary shares, the holders of Founder Shares would hold approximately 11.0% under the No Redemptions, 10% Redemption, 50% Redemption, 75% Redemption, and Maximum Redemption scenarios, respectively. See “Risk Factors — Risks Related to the Company and the Business Combination — Our Public Shareholders will experience dilution as a consequence of, among other transactions, the issuance of Class A ordinary shares as consideration in the Business Combination and the Private Placement” for additional information related to the risk of dilution to our Public Shareholders.

(9)
Assumes the Private Placement is consummated in accordance with its terms for $400,000,000, and the 40,000,000 Class A ordinary shares to be issued to the PIPE Investors will be re-designated as ordinary shares. Includes 100,000 ordinary shares (based on the assumed price of $10.00 per share) to be issued to satisfy fees related to the Private Placement. See “Proposal No. 1 — The Business Combination Proposal — Certain Engagements in Connection with the Business Combination and the Private Placement.”

	No Redemptions(1)		10% Redemption(2)		50% Redemption(3)		75% Redemption(4)		Maximum Redemption(5)
	Shares	Value Per Share(6)	Shares	Value Per Share(6)	Shares	Value Per Share(6)	Shares	Value Per Share(6)	Shares	Value Per Share(6)
Base Scenario(7)	82,090,502	$10.00	82,090,502	$10.00	82,070,502	$10.00	82,050,502	$10.00	82,025,502	$10.00
Exercising Public Warrants(8)(11)	92,090,502	$8.91	92,090,502	$8.91	92,070,502	$8.91	92,050,502	$8.91	92,025,502	$8.91
Exercising Private Warrants(9)(11)	88,090,502	$9.32	88,090,502	$9.32	88,070,502	$9.32	88,050,502	$9.32	88,025,502	$9.32
Exercising Public and Private Warrants(10)(11)	98,090,502	$8.37	98,090,502	$8.37	98,070,502	$8.37	98,050,502	$8.37	98,025,502	$8.37

(1)
Assumes that no Public Shares are redeemed.

(2)
Assumes that 2,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $20,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(3)
Assumes that 10,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $100,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(4)
Assumes that 15,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $150,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(5)
Assumes that 20,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $200,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the Private Placement and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(6)
Based on a post-transaction equity value of approximately $820.9 million, $820.9 million, $820.7 million, $820.5 million, and $820.3 million under the No Redemptions, 10% Redemption, 50% Redemption, 75% Redemption, and Maximum Redemption scenarios, respectively.

(7)
Represents the post-Closing share ownership assuming various levels of redemption by Magnum Opus Public Shareholders

(8)
Represents the Base Scenario plus the full exercise of the 10,000,000 Public Warrants.

(9)
Represents the Base Scenario plus the full exercise of the 6,000,000 Private Warrants.

(10)
Represents the Base Scenario plus the full exercise of the 10,000,000 Public Warrants and the 6,000,000 Private Warrants.

(11)
Analysis does not account for exercise prices to be paid in connection with the exercise of warrants.

The deferred underwriting commission, which will not be adjusted on the basis of the number of redemptions by Public Shareholders at the Closing, represents $0.2625 per share issued by Magnum Opus in the IPO, or $5,250,000.

The following table illustrates the effective Deferred underwriting commission on a percentage basis for Public Shares at each redemption level identified below.
(in thousands, except share amounts)	No Redemptions	10% Redemption	50% Redemption	75% Redemption	Maximum Redemption
Unredeemed public shares	20,000,000	18,000,000	10,000,000	5,000,000	—
Trust proceeds to Forbes	$200,010	$180,009	$100,005	$50,002	$—
Deferred underwriting commission	$5,250	$5,250	$5,250	$5,250	$5,250
Effective deferred underwriting fee (%)	2.62%	2.92%	5.25%	10.50%	—%
Effective deferred underwriting fee per share	$0.26	$0.29	$0.53	$1.05	$—
Board of Directors of the Company Following the Business Combination
Michael Federle, Jonathan Lin, Jeffrey Yam, Lynne Biggar, Nick Bell, Yu Qian (Bill), Patrick Hillmann, Shelley Y. Simms and Kevin K. Leung have each been nominated to serve as directors of the post-combination company upon completion of the Business Combination. Please see the sections titled “Proposal No. 4 — The Director Election Proposal” and “Management of the Post-Combination Company” for additional information.
Independent Director Oversight
Our Board is composed of a majority of independent directors who are not affiliated with our Sponsor and its affiliates. In connection with the Business Combination, our independent directors, Sammy Hsieh, Alexandre Casin, Dickson Cheng and Johnny Liu, took an active role in evaluating the proposed terms of the Business Combination Agreement, the ancillary agreements and the amendments to our current memorandum and articles of association that will take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors were aware of the potential conflicts of interest with our Sponsor, officers, directors and their affiliates that could arise with regard to the proposed terms of the (i) Business Combination Agreement; (ii) Private Placement; and (iii) amendments to our current memorandum and articles of association that will take effect upon the completion of the Business Combination. Our independent directors also own Founder Shares, the value of which may be affected by the Business Combination. Our independent directors (other than Mr. Hsieh, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest as a result of IWM being one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes) reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the Board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination. Please see the sections titled “Proposal No. 1 — The Business Combination Proposal — Independent Director Oversight” and “Beneficial Ownership of Securities.”
Date, Time and Place of Extraordinary General Meeting of our Shareholders
The Extraordinary General Meeting will be held at                 , Eastern Time, on                 , 2022, at           and virtually over the Internet by means of a live audio webcast at https://www.cstproxy.com/magnumopusacquisition/2022, or such other date, time and place to which such meeting may be adjourned, to consider and vote upon the proposals.
Voting Power; Record Date
Only shareholders of record at the close of business on                 , 2022, the record date for the Extraordinary General Meeting, will be entitled to vote at the Extraordinary General Meeting. You are entitled to one vote for each ordinary share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly

counted. On                 , 2022, there were                 Class A ordinary shares outstanding, of which                 were Public Shares, and                 Class B ordinary shares, all of which were held by the Initial Shareholders.
Quorum and Required Vote for Proposals for the Extraordinary General Meeting
A quorum is the minimum number of our ordinary shares that must be present to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if one or more shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote at the meeting are represented at the virtual Extraordinary General Meeting in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not count as present for the purposes of establishing a quorum. Except for the Director Appointment Proposal, which may only be voted by holders of Class B ordinary shares, Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on all matters to be considered at the Extraordinary General Meeting. Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll vote. Shareholders will have one vote for each ordinary share owned at the close of business on the record date.
The Business Combination Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to our current memorandum and articles of association, being the affirmative vote of shareholders holding a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. The Charter Approval Proposal will require the affirmative vote of shareholders holding at least two-thirds of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
Appraisal Rights under the Cayman Companies Act
Neither our shareholders nor our warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the Cayman Companies Act. Although under the Cayman Companies Act, shareholders of a Cayman Islands company have dissenters’ rights with respect to a merger, dissenters’ rights are not available under the Cayman Companies Act if the transaction is not a Cayman Islands statutory merger but structured as a share acquisition as is proposed under the Business Combination.
Our Board’s Reasons for the Approval of the Business Combination
The Board, in evaluating the transaction with Forbes, consulted with its legal counsel and financial and other advisors. In reaching its decision (i) that the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, are advisable, fair to and in the best interests of, the Company and its shareholders, and (ii) to recommend that the shareholders approve the transactions contemplated by the Business Combination Agreement, including the Business Combination, the Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below.
Before reaching its decision, the Board reviewed the results of management’s due diligence, which included:
•
research on industry trends, competitive landscape and other industry factors;

•
extensive meetings and calls with Forbes’ management team and representatives regarding operations, major customer and financial prospects, among other customary due diligence matters;

•
review of Forbes’ material business contracts and certain other legal and commercial diligence;

•
review of Forbes’ business model and historical financial statements, among other financial information; and

•
reports related to tax, financial and legal diligence prepared by external advisors.

In light of the wide variety of factors considered in connection with its evaluation of the Business Combination Agreement and the transactions contemplated thereby, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that the Board considered in reaching its determination and supporting its decision. The Board viewed its decision as being based on all of the information available and the factors presented to and considered by the Board. In addition, individual directors may have given different weight to different factors. The Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the following reasons. This explanation of the Board’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Regarding Forward-Looking Statements.”
The Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:
•
Forbes’ Brand.    The Board considered the 104-year history and strength of the Forbes brand, which reaches more than 150 million people worldwide through its trusted journalism, signature LIVE events, custom marketing programs and 46 licensed local editions covering 77 countries, and extends to real estate, education and financial services license agreements.

•
Business Opportunities.    The Board considered Forbes’ opportunities for future growth, particularly in the consumer business segment and by capitalizing upon the strength of its editorial team, including opportunities for international expansion, vertical expansion and opportunities for extending across adjacent verticals and potential M&A opportunities.

•
Public Market Readiness.    The Board considered the digital transformation of Forbes away from print magazine to online and branded recurring revenue streams, combined with proprietary cache of data on over 1 billion unique global users, as creating the optimal inflection point to enter the public markets and embark on the next stage of growth to fully realize the brand’s potential. The Board considered that Forbes was poised to drive a user conversion story empowered by its strong brand, digital footprint and proprietary data.

•
Attractive Valuation.    The Board concluded that the valuation of Forbes reflects an attractive valuation relative to comparable companies.

•
Strong Existing Management Team.    The Board considered that Forbes’ existing management team of industry veterans, all of whom have been instrumental in Forbes’ digital transformation and recent record business results, will continue to manage the post-combination company under the leadership of Michael Federle, Chief Executive Officer.

•
Due Diligence.    The Company conducted a due diligence review of Forbes and its business, including review of relevant documentation and discussions with Forbes’ management and the Company’s financial, legal and other advisors. Through the Company’s detailed due diligence investigation, the Board and management had knowledge of, and were familiar with, Forbes’ business and financial condition, licensing practices and material business relationships.

•
Other Alternatives.    Having reviewed other potential business combination opportunities available to the Company, the Board believes that the Business Combination presents the most attractive business combination opportunity available to the Company based on the process it utilized to evaluate such other potential business combination opportunities and the belief that such process has not yielded more attractive alternatives, taking into account the potential risks, rewards and uncertainties associated with potential alternatives.

•
Negotiated Transaction.    The financial and other terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including each party’s representations, warranties and covenants, the conditions to each party’s obligations and the termination provisions, were the product of arm’s-length negotiations between the Company, Forbes and the Sellers, and the Board believes that such terms are reasonable and fair to the Company’s shareholders.

•
Committed Equity Investment.    An aggregate of $400 million of private capital has been committed in the Private Placement, which indicates confidence and support for the Business Combination from third party investors.

•
Independent Directors’ Role.    The Board is comprised of a majority of independent directors who are not affiliated with the Sponsor or its affiliates. The independent directors (other than Mr. Hsieh, who it had previously determined that he would abstain from voting on this matter) evaluated and approved, as members of the Board, the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination.

In the course of its deliberations, the Board also considered a variety of risks and uncertainties relevant to the transaction, including, among others, the following:
•
Benefits Not Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•
COVID-19.    Uncertainties regarding the potential impact of the COVID-19 pandemic and related economic disruption on Forbes’ business and operations.

•
Termination Date.    The risk that the Business Combination may not be consummated by March 31, 2022, upon the occurrence of which the Sellers or the Company may terminate the Business Combination Agreement; provided that the right to terminate is not available to a party where the failure of the Closing to occur on or before such date is caused by a failure of such party to perform and comply in all material respects with its covenants and agreements that are required to be performed or complied with at or prior to the Closing.

•
Liquidation of the Company.    The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect a business combination by March 25, 2023, and force the Company to liquidate and the Warrants to expire worthless.

•
Exclusivity.    The fact that the Business Combination Agreement includes an exclusivity provision that prohibits the Company from soliciting other business combination proposals, which restricts the Company’s ability to consider other potential business combinations to complete prior to the termination of the Business Combination Agreement by its terms or the completion of the Business Combination.

•
No Survival of Remedies for Breach of Representations, Warranties or Covenants of Forbes and Sellers.    The risk that the Company will not have any surviving remedies against Forbes or the Sellers after the Closing to recover for losses as a result of any inaccuracies or breaches of representations, warranties or covenants of Forbes and the Sellers set forth in the Business Combination Agreement (except for representations by the Sellers regarding title of the sold shares). As a result, following the Closing, the Company’s shareholders will not have the ability to recover for the amount of any damages resulting from a breach of the Sellers’ representations, warranties or covenants set forth in the Business Combination Agreement. The Board determined that this structure was appropriate and customary in light of the fact that several similar transactions include similar terms.

•
Shareholder Vote.    The risk that the Company’s shareholders may fail to provide the respective votes necessary to complete the Business Combination.

•
Redemptions.    The risk that the Company’s Public Shareholders may redeem their public shares for cash in connection with the Business Combination and the Sellers’ ability to not consummate the Business Combination if the amount of cash remaining in the Trust Account following redemptions and the proceeds of the Private Placement does not equal or exceed $400,000,000 in the aggregate.

•
Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control. Furthermore, the Company will be required to consummate the Business Combination regardless of Forbes’ performance or other developments that occur prior to the Closing, unless a material adverse effect of Forbes has occurred. Therefore, the Company’s shareholders could be adversely affected by, among other things, a decrease in the financial performance or worsening of financial condition of Forbes prior to the Closing without any ability to reduce the amount of cash to be paid or the number of shares to be issued in the Business Combination or the ability to terminate the Business Combination Agreement.
•
Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

•
Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

•
Other Risks.    Various other risks associated with the Business Combination, the business of the Company and the business of Forbes described under “Risk Factors.”

In addition to considering the factors described above, the Board also considered:
•
Interests of Certain Persons.    Our Sponsor, officers and directors may have interests in the Business Combination that are in addition to, and that are different from, the interests of the Company’s shareholders (see “— Interests of Certain Persons in the Business Combination”). Our independent directors (other than Mr. Hsieh, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest as a result of IWM being one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes) reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the Board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination.

The Board concluded that the potential benefits that it expected the Company and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the Board determined that the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, were advisable, fair to, and in the best interests of, the Company and its shareholders.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the Board to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate. Our directors (other than Sammy Hsieh, our independent director, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest described below) were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that IWM is one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board paid an aggregate of $25,000 for 5,000,000 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high 9.95 and low 9.90 prices for the Public Shares on the NYSE on January 25, 2022, the value of the Founder Shares would be $49,625,000;

•
the fact that our Sponsor paid an aggregate of approximately $6,000,000 for its 6,000,000 Private Warrants to purchase Class A ordinary shares and that such Private Warrants will expire worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high 0.88 and low 0.87 prices for the Public Warrants on the NYSE on January 25, 2022, the value of the Private Warrants would be $5,250,000;

•
the fact that, given the differential in the purchase price that our Sponsor, officers, directors and the chairman of our advisory board paid for the Founder Shares and the purchase price that the Sponsor paid for the Private Warrants as compared to the price of the Public Shares and Public Warrants and the substantial number of Class A ordinary shares that the Sponsor and these individuals will receive upon conversion of the Founder Shares and Private Warrants, the Sponsor and these individuals can earn a positive return on their investment, even if Public Shareholders have a negative return on their investment;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board will lose their entire investment in us if an initial business combination is not consummated by March 25, 2023. Our Sponsor, officers and directors and their affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the IPO;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed to waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if we fail to complete an initial business combination by March 25, 2023;

•
the continued right of our Sponsor to hold the Private Warrants and ordinary shares to be issued upon exercise of the Private Warrants following the Business Combination, subject to certain lock-up periods;

•
in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by March 25, 2023, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per-public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•
the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that we have entered into an investor rights agreement with our Sponsor, officers, directors and the chairman of our advisory board, which provides for registration rights to them and their permitted transferees; and

•
the fact that, Jonathan Lin, our Chairman of the Board, Director and Chief Executive Officer and the holder of 100% of the voting securities of the Sponsor, will be a member of the New Forbes Board following the Closing and, therefore, in the future Mr. Lin could receive cash fees, share options or share-based awards that the board of directors of the post-combination company determines to pay to its non-executive directors.

Anticipated Accounting Treatment
For a discussion summarizing the anticipated accounting treatment of the Business Combination, please see “Anticipated Accounting Treatment.”
Certain Material U.S. Federal Income Tax Considerations
For a description of certain material U.S. federal income tax consequences of the Business Combination, the exercise of redemption rights in respect of Class A ordinary shares and the ownership and disposition of Class A ordinary shares, please see “Certain Material U.S. Federal Income Tax Considerations” beginning on page 246.

Emerging Growth Company
Following the Business Combination, we will remain an “emerging growth company” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have selected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the post-combination company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.
We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the IPO, (b) in which our total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter; and (ii) the date on which the post-combination company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to the term “emerging growth company” have the meaning associated with it in the JOBS Act.
Regulatory Matters
Hart-Scott-Rodino Antitrust Improvement Act
The Business Combination is not subject to any U.S. federal or state regulatory requirement or approval, except for approval under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the “HSR Act”) and the filings with the Cayman Islands Registrar of Companies necessary to effectuate the Business Combination in accordance with the Cayman Companies Act.
Completion of the Business Combination is subject to approval under the HSR Act. Under the HSR Act and the rules that have been promulgated thereunder by the U.S. Federal Trade Commission (“FTC”), certain transactions may not be consummated unless information has been furnished to the Antitrust Division of the Department of Justice (“Antitrust Division”) and the FTC and certain waiting period requirements have been satisfied. On October 13, 2021, the Company and Forbes filed the required forms under the HSR Act with respect to the Business Combination with the Antitrust Division and the FTC. The waiting period expired on November 12, 2021.
At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the

FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.
None of the Company or Forbes are aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Regulations Regarding the Initial Business Combination and Related Issuance of Securities
Magnum Opus’s operational activities since its inception have consisted solely of organizational activities necessary to prepare for the IPO, identifying a target for its business combination, and activities in connection with the Business Combination. None of these activities have been subject to any restrictions under any laws or regulations of the Hong Kong Special Administrative Region of the People’s Republic of China (the “HKSAR”) or the People’s Republic of China (the “PRC”). As of the date of this proxy statement, there is no law or regulation in the HKSAR or the PRC that explicitly requires Magnum Opus to obtain any permission or approval from any Chinese governmental authorities in order to conduct its business, pursue and consummate an initial business combination and issue securities in connection with an initial business combination, including to PIPE investors.
On December 24, 2021, the China Securities Regulatory Commission (the “CSRC”) released the draft Administrative Provisions on the Offshore Listing and Securities Issuance of PRC-Based Companies and the draft Administrative Measures on the Filing of Offshore Listing and Securities Issuance of PRC-Based Companies for public comments through January 23, 2022 (collectively, the “CSRC Draft Rules”). Under the CSRC Draft Rules, PRC issuers that intend to list or offer securities on a foreign stock exchange through direct offshore listing (i.e., the listing of a PRC-incorporated company) or indirect offshore listing (i.e., the listing of an overseas company that meets the following conditions: (a) more than 50% of the revenue, profit, gross assets or net assets of the issuer in the last fiscal year originated from a PRC-incorporated company or companies, and (b) a majority of the issuer’s senior executives in charge of its business operations are PRC citizens or habitually reside in mainland China and the issuer’s business operations are mainly conducted or located in the PRC) shall complete a filing with the CSRC within three business days upon the issuer’s initial public filing of its listing application documents with the foreign stock exchange. Because all of Magnum Opus’s assets are placed in a trust account in the United States and less than a majority of its executive officers are PRC citizens or habitually reside in mainland China, Magnum Opus does not believe that the CSRC Draft Rules are applicable to the Business Combination. However, it is uncertain in what form, and when, the CSRC Draft Rules will be enacted. In addition, on December 28, 2021, the PRC government promulgated the amended Cybersecurity Review Measures (the “Cybersecurity Review Measures”), which came into effect on February 15, 2022. According to the Cybersecurity Review Measures, internet platform operators holding personal information of more than one million users and seeking to have their securities list on a stock exchange in a foreign country shall file for cybersecurity review with the Cybersecurity Review Office before the listing. Because neither Magnum Opus nor Forbes is a PRC-incorporated internet platform operator holding personal information of more than one million users, Magnum Opus does not believe that the Cybersecurity Review Measures are applicable to the Business Combination.
However, because Magnum Opus’s executive offices are located in Hong Kong, it faces legal and operational risks relating to its operations in Hong Kong, which primarily arise from the following: (i) PRC governmental authorities have significant oversight and control over China-based companies’ ability to offer securities to, and accept investment from, foreign investors and may exert more control over offerings conducted overseas by, and foreign investment in, China-based issuers; (ii) PRC governmental authorities may seek to intervene or influence such companies’ operations at any time that the government deems appropriate to further its regulatory, political and societal goals; (iii) the complex and evolving nature of the PRC legal system; (iv) PRC laws and regulations can change quickly with limited advance notice; and (v) uncertainties and inconsistencies regarding the interpretation and enforcement of PRC laws and regulations.
As such, there is no assurance that Magnum Opus’s operations or its ability to consummate an initial business combination or issue securities to foreign investors will not be adversely affected by changes in the laws or regulations of the HKSAR or the PRC, or their interpretations, or any new laws or regulations that may be adopted in the future. Any such adverse regulatory development or any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could (i) result in a material adverse change in Magnum Opus’s operations; (ii) delay the consummation of an initial business combination and significantly limit or completely hinder Magnum Opus’s ability to offer securities to, or accept investment from, foreign investors, if it is required to obtain permission or approval in order to consummate an initial business combination or issue securities in connection with an initial business combination but is unable to do so in a timely manner; (iii) cause Magnum Opus to fail to consummate an initial business combination, issue securities in connection with an initial business combination or maintain listing on the NYSE, if permission or approval is required but it is unable to obtain such permission or approval, all of which could cause the value of Magnum Opus’s outstanding securities or securities that it may issue in the future to decline significantly or become worthless. If Magnum Opus consummated an initial business combination without having obtained the permission or approval that Chinese governmental authorities deem to be necessary, Magnum Opus may be subsequently required to obtain such permission or approval and, in extreme cases, become subject to fines and penalties, the details of which are unknown as currently no such permission or approval is required. In extreme cases where such permission or approval is retroactively required due to changes in laws and regulations, or their interpretations, or the adoption of new laws and regulations, Magnum Opus may also be required to unwind the business combination. For a more detailed description of related risks, see “Risk Factors — Risks Related to Laws and Regulations in China — The permission or approval of Chinese governmental authorities may be required in connection with the Business Combination or issuance of securities to foreign investors.”
Regulations on Funds Transfer and Foreign Exchange
The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and the remittance of currencies out of China to foreign entities or investors. Under the existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions, can be made in foreign currencies without prior approval from the State Administration of Foreign Exchange as long as certain procedural requirements related to foreign exchange control are met, although the PRC government may, at its discretion, impose restrictions on access to foreign currencies for current account transactions. In addition, PRC-incorporated companies may only pay dividends out of their accumulated after-tax profits upon satisfaction of relevant statutory conditions and procedures, if any, determined in accordance with PRC accounting standards and regulations after having set aside at least 10% of their after-tax profits each year, if any, to fund a statutory reserve fund until the total amount set aside reaches 50% of the registered capital. In contrast, approval from appropriate government authorities is required if Renminbi is converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. Furthermore, foreign currency loans or capital contributions are subject to statutory limits and must be registered with competent authorities. The HKSAR government has not issued similar regulations. Other than the above, there is no regulatory oversight by authorities in the PRC or the HKSAR over the flow of funds among the Company, Forbes, FGH or their respective subsidiaries, or any distributions or dividends to their investors.
Because (i) all of Magnum Opus’s assets are placed in a trust account in the United States; (ii)  there are no cash flows associated with the Business Combination that will flow through mainland China to the knowledge of Magnum Opus; and (iii) the proceeds of the Business Combination will be paid to accounts outside mainland China at the Closing, the cash flows associated with the Business Combination are not subject to any PRC laws or regulations and will not have any adverse impact on shareholders’ redemption rights.
Regulations on Forbes’ Operations in Mainland China and Hong Kong
Forbes Venture Investments Limited, a wholly-owned subsidiary of Forbes, owns a 30% interest in Energetic Force Investments Limited, a joint venture based in Hong Kong and organized under the laws of the BVI (the “Joint Venture”). The Joint Venture operates a media and networking business in China through a wholly owned subsidiary incorporated under the laws of the PRC (the “PRC Entity”). The Joint Venture primarily engages in hosting of conferences and events in mainland China and the creation and distribution of content via forbeschina.com and Forbes China magazine, both of which are hosted and published in Hong Kong. The PRC Entity is not profitable, and Forbes does not report any revenue generated by the Joint Venture as part of its revenues. Forbes’ share of the Joint Venture’s loss represented less than 1% of its other income (expense), net for the year ended December 31, 2021. Furthermore, Forbes has two operating subsidiaries in Hong Kong: Forbes IP (HK) Limited and Forbes Business Development Limited (HK). Forbes IP (HK) Limited holds the right to license to third parties the right to use the Forbes name solely outside of the United States and regularly enters into these licenses in the ordinary course of business. Forbes IP (HK) Limited’s sole source of revenue is the collection of fees and royalties associated with such licenses. Forbes IP (HK) Limited does not have any employees and does not contribute material revenue to the overall business of Forbes and its subsidiaries. Forbes Business Development Limited (HK) conducts digital editorial and sales operations for Forbes Media Asia Pte. Ltd. (“Forbes Asia”), a Singapore subsidiary of Forbes that is engaged in publishing the Forbes Asia magazine and producing events in Pan-Asia. Forbes Business Development Limited (HK) has seven employees based in Hong Kong, incurs operating expenses that are not material to Forbes and its subsidiaries and does not generate any revenue.
The Joint Venture’s business operations in mainland China and Hong Kong as well as Forbes’ business operations in Hong Kong are subject to various regulations of the PRC and Hong Kong, respectively, that are generally applicable to companies that conduct business in mainland China and Hong Kong, including with respect to intellectual property protection, data privacy, taxation, media laws and employment. Each of the Joint Venture, the PRC Entity, Forbes IP (HK) Limited and Forbes Business Development Limited (HK) holds the requisite business license, and no other permission or approval is required from any PRC or HKSAR regulatory authority as of the date of this proxy statement. In addition, the PRC Entity’s ability to pay dividends to the Joint Venture is subject to the aforementioned restrictions or requirements of PRC governmental authorities, and a withholding tax, at the rate of 10% or lower, is also payable by the PRC Entity upon dividend remittance. Distributions from the PRC Entity have not historically been made and are not expected to be made in the near term.
While the Joint Venture’s business operations in mainland China are not currently subject to any adverse regulatory actions (other than the restrictions on intracompany transfers described above), there is no assurance that PRC governmental authorities will not, in the future, release regulations or policies that could adversely affect the Joint Venture’s operations in mainland China or seek to intervene or influence such operations at any time, considering the PRC government’s significant oversight and discretion over the PRC Entity’s business, which could result in a material adverse change in the PRC Entity’s results of operations. In addition, as a foreign invested enterprise, the PRC Entity is subject to greater regulatory scrutiny than purely domestic PRC companies, and its ability to accept foreign investment may be significantly limited or completely hindered. If the Joint Venture’s business operations in the PRC were to become adversely affected by any new laws or regulations or new interpretations of existing laws and regulations, Forbes’ results of operations could also be adversely affected.
Furthermore, while Forbes believes that the PRC laws and regulations do not apply to Forbes’ or the Joint Venture’s Hong Kong businesses, and the PRC government does not currently exert direct influence or intervention over the manner in which Forbes or the Joint Venture conducts its business in Hong Kong, there can be no assurance that Forbes’ or the Joint Venture’s business in Hong Kong will not be subject to such direct influence or intervention in the future by the PRC government due to changes in laws or other unforeseeable reasons. For a more detailed description of related risks, see “Risk Factors — Risks Related to Laws and Regulations in China — PRC governmental authorities’ significant oversight and discretion over the business operations of Forbes’ joint venture in mainland China and potential for oversight and discretion over certain of Forbes’ business operations located in Hong Kong could adversely affect Forbes’ or its joint venture’s business, financial condition and results of operations.”
Laws and Regulations Related to PCAOB Inspection
On December 2, 2021, the SEC adopted final amendments implementing the disclosure and submission requirements under the Holding Foreign Companies Accountable Act (the “HFCAA”), pursuant to which the SEC will (i) identify an issuer as a “Commission-Identified Issuer” if the issuer has filed an annual report containing an audit report issued by a registered public accounting firm that the Public Company

Accounting Oversight Board (the “PCAOB”) has determined it is unable to inspect or investigate completely because of the position taken by the authority in the foreign jurisdiction and (ii) impose a trading prohibition on the issuer after it is identified as a Commission-Identified Issuer for three consecutive years. The Accelerating Holding Foreign Companies Accountable Act, which was passed by the U.S. Senate in June 2021 (the “AHFCAA”), if enacted, would shorten the three-consecutive-year compliance period under the HFCAA to two consecutive years and, as a result, reduce the time before the trading prohibition against or delisting of such issuer’s securities.
Marcum LLP (“Marcum”), Magnum Opus’s auditor, and Grant Thornton LLP (“Grant Thornton”), which is Forbes’ current auditor and is expected to be the auditor of the post-combination company, are both headquartered in the United States and therefore are not included in the determinations announced by the PCAOB on December 16, 2021, which set out a list of PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong that the PCAOB is unable to inspect or investigate completely because of positions taken by local authorities. As such, Magnum Opus does not expect that the HFCAA and related regulations will have any adverse impact on it or the post-combination company. However, if it is later determined that the PCAOB is unable to inspect or investigate completely Marcum or Grant Thornton because of a position taken by an authority in a foreign jurisdiction, or if the post-combination company were to engage an auditor headquartered in mainland China and Hong Kong, and the PCAOB is unable to inspect such auditor for three consecutive years, or two consecutive years if the AHFCAA is enacted, after the post-combination company is identified by the SEC as a Commission-Identified Issuer, then the trading of the post-combination company’s securities will be prohibited and delisted under the HFCAA. The delisting of such securities, or the threat of such securities being delisted, may cause their value to decline significantly or become worthless. For a more detailed description of related risks, see “Risk Factors — Risks Related to Laws and Regulations in China — Although the audit reports included in this proxy statement are prepared by auditors who are currently inspected fully by the PCAOB , there is no assurance that future audit reports will be prepared by auditors that are completely inspected by the PCAOB. The securities of Magnum Opus or the post-combination company may be delisted under the HFCAA if the PCAOB is unable to inspect its auditors for three consecutive years after it is identified by the SEC as a Commission-Identified Issuer, or two consecutive years if the AHFCAA is enacted. The delisting of these securities, or the threat of these securities being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections deprives investors of the benefits of such inspections.”
Summary Risk Factors
You should consider all the information contained in this proxy statement in deciding how to vote for the proposals presented in this proxy statement. In particular, you should consider the risk factors described under “Risk Factors” beginning on page 49. Such risks include, but are not limited to:
Risks Related to Forbes
•
Forbes’ brand and reputation are key assets of Forbes, and negative perceptions or publicity could adversely affect its business, financial condition and results of operations.

•
Negative media coverage may affect Forbes’ brand loyalty and adversely impact its ability to generate revenue.

•
Forbes faces significant competition in all aspects of our business.

•
Forbes may not be able to successfully implement its anticipated growth strategies.

•
Forbes may require additional capital to support its operations or the growth of its business, and Forbes cannot be certain that this capital will be available on reasonable terms when required, or at all.

•
Forbes’ management has limited experience in operating a public company.

•
In pursuing selective acquisitions, Forbes may incur various costs and liabilities and may never realize the anticipated benefits of the acquisitions.

•
Political and economic conditions in a variety of markets around the world could have an adverse effect on Forbes’ business, financial condition or results of operations.

•
If we fail to expand effectively into new markets, our revenue and business will be adversely affected.

•
The COVID-19 pandemic had and could continue to have an impact on Forbes’ business, its operations, and the markets and communities in which Forbes, its partners, and its customers operate.

•
Forbes derives a significant portion of its revenue from advertising products and its relationships with advertising partners.

•
Forbes’ advertising revenues are affected by external factors, including economic conditions, market dynamics and audience fragmentation.

•
The digital advertising market is evolving, which can affect Forbes’ advertising revenues and require Forbes to quickly adapt to digital advertising trends.

•
The levels of Forbes’ website and digital content traffic and engagement with its brands and digital content are critical to its success.

•
Forbes derives a significant portion of its digital content and website traffic from third-party platforms.

•
Forbes’ digital content and website traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, streaming tools, networks and standards that Forbes does not control.

•
Print circulation and advertisement revenues have declined in recent years and such revenues may continue to decline.

•
The failure of licensees to adequately produce, market, import and sell products bearing Forbes’ trademarks in their license categories, continue their operations, renew their license agreements or pay their obligations under their license agreements could result in a decline in the results of operations of Forbes’ business.

•
The actions of licensees using the Forbes brand name may harm the Forbes brand and reputation, and may result in increased costs to Forbes business.

•
Forbes’ events and conferences business is susceptible to numerous external risks that may cause its events to be cancelled or delayed, including changes in consumer preferences, poor weather, personal injuries or accidents, which may adversely affect sponsorship or attendance levels.

•
A failure to continue to retain and grow Forbes’ subscriber base could adversely affect its results of operations and business.

•
Security breaches and other network and information systems disruptions could affect Forbes’ ability to conduct its business effectively and damage its reputation.

•
The loss of key personnel, or failure to attract and retain other highly qualified personnel in the future, could harm Forbes’ business.

Risks Related to Legal and Regulatory Matters
•
Forbes’ intellectual property rights are valuable, and any inability to protect them could reduce the value of its content, services and brand.

•
Forbes may become party to intellectual property rights claims that are expensive and time consuming to defend, and, if resolved adversely, could have a significant impact on its business, financial condition or operating results.

•
From time to time, Forbes may be subject to legal proceedings, regulatory disputes, and governmental investigations that could cause Forbes to incur significant expenses, divert management’s attention, and materially harm Forbes’ business, financial condition, and operating results.

Risks Related to Laws and Regulations in China
•
PRC governmental authorities have significant oversight and discretion over the business operations of Forbes’ joint venture in mainland China and could seek to intervene or influence such operations at any time. In addition, PRC governmental authorities could potentially have oversight and discretion over certain of Forbes’ business operations located in Hong Kong. See “Risk Factors — Risks Related to Laws and Regulations in China — PRC governmental authorities’ significant oversight and discretion over the business operations of Forbes’ joint venture in mainland China and potential for oversight and discretion over certain of Forbes’ business operations located in Hong Kong could adversely affect Forbes’ or its joint venture’s business, financial condition and results of operations.”

•
PRC laws and regulations can change quickly with limited advance notice, and there are significant uncertainties and inconsistencies regarding the interpretation and enforcement of PRC laws and regulations. See “Risk Factors — Risks Related to Laws and Regulations in China — The PRC legal system is evolving rapidly, and the interpretation and enforcement of PRC laws and regulations involve significant uncertainties.”

•
While there is no law or regulation in the HKSAR or the PRC as of the date of this proxy statement that explicitly requires Magnum Opus to obtain any permission or approval from any Chinese governmental authorities in order to conduct its business, pursue and consummate an initial business combination and issue securities in connection with an initial business combination, including to the PIPE Investors, adverse regulatory development or any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could result in a material adverse change in Magnum Opus’s operations and the delisting of its securities, delay or prevent the consummation of the Business Combination, significantly limit or completely hinder Magnum Opus’s ability to offer securities to, or accept investment from, foreign investors, and subject Magnum Opus to fines and penalties. See “Risk Factors — Risks Related to Laws and Regulations in China — The permission or approval of Chinese governmental authorities may be required in connection with the Business Combination or issuance of securities to foreign investors.”

•
If the PCAOB is unable to inspect or investigate completely the auditors of Magnum Opus or the post-combination company, the securities of Magnum Opus or the post-combination company may be subject to trading prohibitions and delisting. See “Risk Factors — Risks Related to Laws and Regulations in China — Although the audit reports included in this proxy statement are prepared by auditors who are currently inspected fully by the PCAOB, there is no assurance that future audit reports will be prepared by auditors that are completely inspected by the PCAOB. The securities of Magnum Opus or the post-combination company may be delisted under the HFCAA if the PCAOB is unable to inspect its auditors for three consecutive years after it is identified by the SEC as a Commission-Identified Issuer, or two consecutive years if the AHFCAA is enacted. The delisting of these securities, or the threat of these securities being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections deprives investors of the benefits of such inspections.”

Risks Related to the Company and the Business Combination
•
The process of taking a company public by means of a business combination with a special purpose acquisition company is different from taking a company public through an IPO and may create risks for our unaffiliated investors.

•
The Business Combination remains subject to conditions that we cannot control, and if such conditions are not satisfied or otherwise waived, the Business Combination may not be consummated.

•
Our Sponsor, directors and officers have interests in the Business Combination that are different from, or are in addition to, the interests of other shareholders in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.

•
The Board did not obtain a third-party fairness opinion in determining whether or not to proceed with the Business Combination.

•
Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

•
Our Public Shareholders will experience dilution as a consequence of, among other transactions, the issuance of Class A ordinary shares as consideration in the Business Combination and the Private Placement.

•
Our issuance of additional share capital in connection with financings, acquisitions, investments, our equity incentive plans or otherwise will dilute all other shareholders.

•
There can be no assurance that we will be able to comply with the continued listing standards of the NYSE, or that the ordinary shares of the post-combination company will be approved for listing on the NYSE.

•
A market for our securities may not develop or be sustained, which would adversely affect the liquidity and price of our securities.

•
The price of our securities may be volatile, and the value of our securities may decline.

•
Future resales of ordinary shares issued in connection with the Business Combination may cause the market price of our securities to drop significantly.

•
We do not intend to pay dividends for the foreseeable future, and as a result, your ability to achieve a return on your investment will depend on appreciation in the price of our securities.

•
Subsequent to the completion of the Business Combination, the post-combination company may be required to take write-downs or write-offs, restructure its operations and incur impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

•
The projections and forecasts presented in this proxy statement may not be an indication of the actual results of the Business Combination or Forbes’ future results.

•
We are an “emerging growth company,” and we cannot be certain if the reduced reporting and disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.

•
We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to compliance with our public company responsibilities and corporate governance practices.

•
Our internal controls over financial reporting are not effective, which could have a significant and adverse effect on our business and reputation.

SUMMARY HISTORICAL FINANCIAL INFORMATION OF THE COMPANY
Magnum Opus is providing the following summary historical financial information to assist you in your analysis of the financial aspects of the Business Combination.
The summary historical financial information of Magnum Opus for the period from January 22, 2021 (Inception) through December 31, 2021 was derived from the audited financial statements of Magnum Opus included elsewhere in this proxy statement.
This information is only a summary and should be read in conjunction with Magnum Opus’s consolidated financial statements and related notes and the sections entitled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this proxy statement. The historical results included below and elsewhere in this proxy statement are not indicative of the future performance of Magnum Opus.
As of December 31, 2021
(in thousands)
Balance Sheet Data:
Cash	$483
Investments held in Trust Account	$200,010
Total assets	$200,593
Total liabilities	$26,662
Class A ordinary shares subject to possible redemption	$200,000
Total shareholders’ deficit	$(26,069)
For the period from January 22, 2021 (inception) through December 31, 2021
(in thousands, except share and per share amounts)
Statement of Operations Data:
Loss from operations	$(4,962)
Change in fair value of warrant liabilities	$7,140
Interest income on Trust Account	$10
Net loss	$(692)
Basic and diluted weighted average shares outstanding, Class A ordinary shares	16,384,840
Basic and diluted net earnings per share, Class A ordinary shares	$(0.03)
Basic and diluted weighted average shares outstanding, Class B ordinary shares	4,941,691
Basic and diluted net earnings per share, Class B ordinary shares	$(0.03)
Statement of Cash Flows Data:
Net cash used in operating activities	$(1,072)
Net cash used in investing activities	$(200,000)
Net cash provided by financing activities	$201,555

SUMMARY HISTORICAL FINANCIAL INFORMATION OF FORBES
The following summary historical financial information is being provided below to assist you in your analysis of the financial aspects of the Business Combination.
The summary historical consolidated statement of operations for the years ended December 31, 2021, 2020 and 2019 and the summary consolidated balance sheet information as of December 31, 2021, 2020 and 2019 have been derived from FGH’s audited consolidated financial statements, which are included elsewhere in this proxy statement. The summary historical consolidated statement of operations. Forbes’ historical results for any prior period are not necessarily indicative of results expected in any future period.
This information is only a summary and should be read in conjunction with FGH’s consolidated financial statements and related notes and the sections entitled “Forbes’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” included elsewhere in this proxy statement.
Summary Consolidated Statements of Operations Data
	Years Ended December 31,
	2021	2020	2019
	($, in thousands)
Revenues	259,149	184,853	210,628
Operating costs:
Cost of revenue (excluding depreciation and amortization)	112,334	85,935	105,815
Sales and marketing	31,273	24,070	30,053
Product development	22,393	17,703	13,705
General and administrative	45,314	32,496	33,802
Depreciation and amortization	14,771	14,179	13,943
Goodwill impairment charge	—	727	—
Total operating costs	226,085	175,110	197,318
Operating profit	33,064	9,743	13,310
Other income (expense), net	10,232	1,803	1,066
Income from operations before income taxes	43,296	11,546	14,376
Income tax expense	5,295	4,006	6,739
Net income	38,001	7,540	7,637
Less: net income attributable to non-controlling interest	11,631	560	1,430
Net income attributable to Forbes Global Holdings Inc. shareholders	26,370	6,980	6,207

Summary Consolidated Balance Sheet Data
	As of December 31,
	2021	2020
	($, in thousands)
Total current assets	132,033	116,525
Deferred subscription commissions, net of current portion	3,021	2,610
Property and equipment, net	11,120	10,935
Investments	1,370	1,370
Equity method investments	2,120	—
Goodwill, net	12,040	12,040
Intangible assets, net	107,996	119,049
Deferred tax assets, net	44,245	48,590
Other assets	4,141	4,678
Total assets	318,086	315,797
Total current liabilities	53,679	45,166
Loans payable, net of current portion, debt discount, and debt issuance costs	11,511	12,091
Unexpired subscriptions	6,391	5,949
Deferred revenues, net of current portion	3,499	4,139
Other liabilities	8,578	5,033
Total liabilities	83,658	72,378
Total shareholders’ equity	234,428	243,419
Total liabilities and shareholders’ equity	318,086	315,797
Summary Consolidated Cash Flow Data
	Years Ended December 31,
	2021	2020	2019
	($, in thousands)
Net cash provided by operating activities	47,206	26,989	18,010
Net cash used in investing activities	(4,691)	(6,657)	(3,674)
Net cash (used in) provided by financing activities	(47,750)	6,567	(23,018)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	8	12	(38)
Net increase (decrease) in cash, cash equivalents, and restricted cash	(5,227)	26,911	(8,720)
Cash, cash equivalents, and restricted cash at beginning of year	50,281	23,370	32,090
Cash, cash equivalents, and restricted cash at end of year	45,054	50,281	23,370

SUMMARY UNAUDITED PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL INFORMATION
The following summary unaudited pro forma condensed combined and consolidated financial data (the “Summary Pro Forma Information”) gives effect to the Business Combination. The Business Combination will be accounted for as a reverse recapitalization, in accordance with GAAP. Under this method of accounting, Magnum Opus will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be reflected as the equivalent of Forbes issuing shares for the net assets of Magnum Opus, followed by a recapitalization whereby no goodwill or other intangible assets are recorded. Operations prior to the Business Combination will be those of Forbes. There will be no accounting effect or change in the carrying amount of the assets and liabilities as a result of the Business Combination. The summary unaudited pro forma condensed combined and consolidated balance sheet as of December 31, 2021 gives effect to the Business Combination as if it had occurred on December 31, 2021. The summary unaudited pro forma condensed combined and consolidated statement of operations for the year ended December 31, 2021 gives effect to the Business Combination as if they had occurred on January 1, 2021.
The Summary Pro Forma Information has been derived from, and should be read in conjunction with, the more detailed unaudited pro forma condensed combined and consolidated financial information included in the section titled “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information” in this proxy statement and the accompanying notes thereto. The unaudited pro forma condensed combined and consolidated financial information is based upon, and should be read in conjunction with, the historical financial statements and related notes of Magnum Opus and Forbes for the applicable periods included elsewhere in this proxy statement. The Summary Pro Forma Information has been presented for informational purposes only and is not necessarily indicative of what Magnum Opus’s financial position or results of operations actually would have been had the Business Combination been completed as of the dates indicated. In addition, the Summary Pro Forma Information does not purport to project the future financial position or operating results of Magnum Opus following the reverse recapitalization.
The unaudited pro forma condensed combined and consolidated financial information has been prepared using the assumptions below with respect to the potential redemption into cash of shares of Magnum Opus ordinary shares:
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Assuming No Redemptions: This scenario assumes that no public stockholders of Magnum Opus exercise redemption rights with respect to their public shares for a pro rata share of the funds in the Trust Account.

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Assuming Maximum Redemptions: This scenario assumes that 20,000,000 Magnum Opus Class A ordinary shares subject to redemption are redeemed for an aggregate payment of approximately $200.0 million (based on an estimated per share redemption price of approximately $10.00 that was calculated using the $200.0 million of cash in the Trust Account divided by 20,000,000 Magnum Opus Class A ordinary shares subject to redemption assuming the pro forma maximum redemption scenario pursuant to the Business Combination Agreement). Under the terms of the Business Combination Agreement, the aggregate cash proceeds received from the Trust Account, together with the proceeds from the Private Placement, must equal no less than $400.0 million.

	Pro Forma Combined and Consolidated
	Assuming No Redemptions	Assuming Maximum Redemptions
	(in thousands, except share and per share amounts)
Summary Unaudited Pro Forma Condensed Combined and Consolidated Statement of Operations Data For the Year Ended December 31, 2021
Net income	$25,112	$25,112
Net income per ordinary share – basic and diluted	$0.31	$0.31
Weighted average shares of ordinary shares outstanding – basic and diluted	82,090,502	82,025,502
Summary Unaudited Pro Forma Condensed Combined and Consolidated Balance Sheet Data As of December 31, 2021
Total assets	$423,191	$423,191
Total liabilities	$95,426	$95,426
Total shareholders’ equity	$327,765	$327,765

RISK FACTORS
You should carefully review and consider the following risk factors and the other information contained in this proxy statement, including the financial statements and notes to the financial statements included herein, in evaluating the Business Combination and the proposals to be voted on at the Extraordinary General Meeting. The following risk factors apply to the business and operations of Forbes and will also apply to the business and operations of the post-combination company following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of the post-combination company. You should also carefully consider the following risk factors in addition to the other information included in this proxy statement, including matters addressed in the section titled “Cautionary Statement Regarding Forward-Looking Statements.” We or Forbes may face additional risks and uncertainties that are not presently known to us or Forbes, or that we or Forbes currently deem immaterial, which may also impair our or Forbes’ business or financial condition. The following discussion should be read in conjunction with the financial statements and notes to the financial statements included herein.
Risks Related to Forbes
Risks Related to Forbes’ Business and Operations Following the Business Combination
Unless the context requires otherwise, references to “Forbes,” “we,” “us” or “our” in this section are to the business and operations of Forbes prior to the Business Combination and to Forbes and its subsidiaries following the Business Combination. Magnum Opus’s business and operations as directly or indirectly affected by Forbes by virtue of Magnum Opus’s ownership of the business of Forbes following the Business Combination are described below under “Risk Factors Related to the Company and the Business Combination.”
Risks Related to Forbes’ Business
Our brand and reputation are key assets of Forbes, and negative perceptions or publicity could adversely affect our business, financial condition and results of operations.
We believe the Forbes brand is a powerful and trusted brand with a luxury image and a highly regarded reputation for prestige, and high-quality journalism and content, and that the Forbes brand is a key element of our business. Maintaining and enhancing the Forbes brand is critical to maintaining and expanding our base of advertisers, media consumers, licensing partners and other customers and business partners.
Our brand may be negatively impacted by a number of factors, including the reputation of our content and products, our ability to adapt to technological developments, the uniqueness and relevance of our content and incidents that erode consumer trust (such as negative publicity or challenges to our or our licensees’ editorial independence). We also may introduce new products or services that users do not like and that may negatively affect our brand.
We are also investing in defining and enhancing our brand. These investments are considerable and may not be successful. To the extent our brand and reputation are damaged or not enhanced, our ability to attract and retain readers, subscribers, advertisers, customers, licensees and/or employees could be adversely affected, which could in turn have an adverse impact on our business, revenues and operating results.
In addition, we have a contributor network and license arrangements with third party licensees that allow third parties to publish content under the Forbes name. We also license our brand and content to third parties to use in connection with various goods and services. While Forbes has contractual arrangements that govern Forbes’ relationship with such contributors and licensees, Forbes does not control these third parties, nor does Forbes edit or vet the content that is published by such third parties prior to publishing. Such arrangements may result in increased risks to our reputation due to actions taken by third parties that we do not control. Our financial condition could be negatively impacted if any such third parties publish content or otherwise use our brand in a manner that adversely reflects on Forbes or our brand.

Additionally, while we devote considerable efforts and resources to protecting our intellectual property, if these efforts are not successful, the value of our brand may be harmed. Any harm to our brand and reputation could have a material adverse effect on our financial condition.
Negative media coverage may affect our brand loyalty and adversely impact our ability to generate revenue.
We receive a high degree of media coverage around the world. Negative publicity about our company, including about our content quality and reliability, editorial independence, changes to our content, products and services, privacy and security practices, labor relations, litigation, regulatory activity, and traffic experience with our content and services, even if inaccurate, could adversely affect our reputation and the confidence in and the use of our content, products and services. Such negative publicity could also have an adverse effect on the size, engagement and loyalty of our traffic and result in decreased revenue, which would adversely affect our business and operating results. If we are unable to increase our traffic or engagement, or if they decline, this could result in our content, products or services being less attractive to potential new readers or customers, which would have a material and adverse impact on our business, financial condition and operating results.
We face significant competition in all aspects of our business.
We operate in a highly competitive environment. We compete for subscription and advertising revenue with both traditional and other content providers, as well as news aggregators, search engines and social media platforms. We also face extensive competition for customers in our e-commerce, research, content marketing and other businesses. Competition among these companies is robust, and new competitors can quickly emerge.
Our ability to compete effectively depends on many factors both within and beyond our control, including among others:
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our ability to continue delivering a breadth of high-quality content that is interesting and relevant to our audience;

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our reputation and brand strength relative to those of our competitors;

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the popularity, usefulness, ease of use, performance, reliability and value of our digital products, compared with those of our competitors;

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the sustained engagement of our audience directly with our products and services;

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our ability to reach new users in the United States, Asia, Europe and other countries;

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our ability to develop, maintain and monetize our products and services;

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the pricing of our products and our content access model;

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our marketing and selling efforts, including our ability to differentiate our products and services from those of our competitors;

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our visibility on search engines and social media platforms and in mobile app stores, compared with that of our competitors;

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our ability to attract, retain, and motivate talented employees, including journalists, engineers, data scientists and product managers;

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our ability to provide advertisers with a compelling return on their investments; and

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our ability to manage and grow our business in a cost-effective manner.

Some of our current and potential competitors may have greater resources than we do, which may allow them to compete more effectively than us.
We may not be able to successfully implement our anticipated growth strategies.
As part of our strategy for growth, we seek to expand our business and brand domestically as well as grow the international presence of our brand and publications. Such endeavors involve significant risks and uncertainties, including distraction of management from current operations and increased short-term costs without any current revenue, which may be dilutive to our earnings in the short term. We may have limited or no experience in our newer market segments, and our customers may not adopt our offerings. These offerings, which can present new and difficult technology and regulatory challenges, may subject us to claims if customers of these offerings experience service disruptions or failures or other quality issues. Although we believe that our strategy will lead to long-term growth in revenue and profitability, we may not realize, in full or in part, the anticipated benefits. Failure to realize the benefits of amounts we invest in new technologies, content or offerings, which may be due to our inability to execute plans, global or local economic conditions, competition, changes in the industries in which we operate and the other risks described herein, could result in the value of those investments being written down or written off and could have a material adverse effect on our business, financial condition and results of operations.
We may require additional capital to support our operations or the growth of our business, and we cannot be certain that this capital will be available on reasonable terms when required, or at all.
From time to time, we may need additional financing to operate or grow our business. Our ability to obtain additional financing, if and when required, will depend on investor and lender demand, our operating performance, the condition of the capital markets and other factors, and we do not know whether additional financing will be available to us on favorable terms when required, or at all. If we raise additional funds through the issuance of equity, those securities may have rights, preferences or privileges senior to the rights of our existing preferred and ordinary shares, and our existing stockholders will experience dilution. If we are unable to obtain adequate financing or financing on terms satisfactory to us when we require it, our ability to continue to support the operation or growth of our business could be significantly impaired and our operating results may be harmed.
Our management has limited experience in operating a public company.
Our executive officers have limited experience in the management of a publicly traded company, interacting with public company investors, and complying with the increasingly complex laws pertaining to public companies. Our management team may not successfully or effectively manage its transition to a public company that will be subject to significant regulatory oversight and reporting obligations under federal securities laws. Their limited experience in dealing with the increasingly complex laws pertaining to public companies could be a significant disadvantage in that it is likely that an increasing amount of their time may be devoted to these activities which will result in less time being devoted to the management and growth of Forbes. We may not have adequate personnel with the appropriate level of knowledge, experience, and training in the accounting policies, practices or internal controls over financial reporting required of public companies in the United States. The development and implementation of the standards and controls necessary for Forbes to achieve the level of accounting standards required of a public company in the United States may require costs greater than expected. It is possible that Forbes will be required to expand its employee base and hire additional employees to support its operations as a public company which will increase its operating costs in future periods.
Our reported financial results may be adversely affected by changes in accounting principles generally accepted in the United States.
Generally accepted accounting principles in the United States are subject to interpretation by the Financial Accounting Standards Board (“FASB”), the SEC, and various bodies formed to promulgate and interpret appropriate accounting principles. A change in these principles or interpretations could have a significant effect on our reported financial results and could affect the reporting of transactions completed before the announcement of a change.
In pursuing selective acquisitions, we may incur various costs and liabilities and we may never realize the anticipated benefits of the acquisitions.
If appropriate opportunities become available, we may acquire businesses, products or technologies that we believe are strategically advantageous to us. Transactions of this sort could involve numerous risks, including:

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unforeseen operating difficulties and expenditures arising from the process of integrating any acquired business, product or technology, including related personnel;

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diversion of a significant amount of management’s attention from the ongoing development of our business;

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dilution of existing stockholders’ ownership interest in us;

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incurrence of additional debt;

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exposure to additional operational risk and liability, including risks arising from the operating history of any acquired businesses;

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entry into markets and geographic areas where we have limited or no experience;

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loss of key employees of any acquired companies;

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adverse effects on our relationships with suppliers and customers; and

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adverse effects on the existing relationships of any acquired companies, including suppliers and customers.

Furthermore, we may not be successful in identifying appropriate acquisition candidates or consummating acquisitions on terms favorable or acceptable to us or at all.
When we acquire businesses, products or technologies, our due diligence reviews are subject to inherent uncertainties and may not reveal all potential risks. We may therefore fail to discover or inaccurately assess undisclosed or contingent liabilities, including liabilities for which we may have responsibility as a successor to the seller or the target company. As a successor, we may be responsible for any past or continuing violations of law by the seller or the target company, including violations of decency laws. Although we generally attempt to seek contractual protections, such as representations and warranties and indemnities, we cannot be sure that we will obtain such provisions in our acquisitions or that such provisions will fully protect us from all unknown, contingent or other liabilities or costs. Finally, claims against us relating to any acquisition may necessitate our seeking claims against the seller for which the seller may not indemnify us or that may exceed the scope, duration or amount of the seller’s indemnification obligations.
Our acquisitions may result in disruptions in our business and diversion of management’s attention.
Any acquisitions will require the integration of the operations, products and personnel of the acquired businesses and the training and motivation of these individuals. Such acquisitions may disrupt our operations and divert management’s attention from day-to-day operations, which could impair our relationships with current employees, customers and partners. We may also incur debt or issue equity securities to pay for any future acquisitions. These issuances could be substantially dilutive to our stockholders. In addition, our profitability may suffer because of acquisition-related costs or amortization, or impairment costs for acquired goodwill and other intangible assets. If management is unable to fully integrate acquired business, products or persons with existing operations, we may not receive the benefits of the acquisitions, and our revenues and stock trading price may decrease.
We may seek acquisition opportunities in industries or sectors that may be outside of our management’s areas of expertise.
We will consider an acquisition outside of our management’s areas of expertise if an acquisition candidate is presented to us and we determine that such candidate offers an attractive acquisition opportunity for our company. Although our management will endeavor to evaluate the risks inherent in any particular acquisition candidate, we cannot assure you that we will adequately ascertain or assess all of the significant risk factors. We also cannot assure you that an investment in our securities will not ultimately prove to be less favorable to investors than a direct investment, if an opportunity were available, in an acquisition candidate.
Political and economic conditions in a variety of markets around the world could have an adverse effect on our business, financial condition or results of operations.
Our businesses operate and have audiences, customers and partners worldwide, and we are focused on expanding our international operations in key markets, some of which are emerging markets. For that reason, economic conditions in many different markets around the world affect a number of aspects of our businesses. Economic conditions in each market can also impact our audience’s discretionary spending and therefore their willingness to access our content, products or services, as well as the businesses of our partners who purchase advertising on our networks, causing them to reduce their spending on advertising. We may also be subject to longer payment cycles. In addition, as we have expanded our international operations, our exposure to foreign currency fluctuations against the U.S. dollar has increased, and there is no assurance that downward trending currencies will rebound or that stable currencies will remain stable in any period. Such fluctuations could have an adverse effect on our business, financial condition or results of operations. Also, volatility and weakness in the capital markets, the tightening of credit markets or a decrease in our debt ratings could adversely affect our ability to obtain cost-effective financing.
Our businesses are also exposed to certain political risks inherent in conducting a global business, including retaliatory actions by governments reacting to changes in the U.S. and other countries, including in connection with trade negotiations; labor unrest and current and changing regulatory environments; issues related to the presence of corruption in certain markets and enforcement of anti-corruption laws and regulations; increased risk of political instability in some markets as well as conflict and sanctions preventing us from accessing those markets; escalating trade, immigration and nuclear disputes; wars, acts of terrorism or other hostilities; and other political, economic or other uncertainties.
These political and economic risks could create instability in any of the markets where our businesses derive revenues, which could result in a reduction of revenue or loss of investment that adversely affects our businesses, financial condition or results of operations.
If we fail to expand effectively into new markets, our revenue and business will be adversely affected.
We intend to expand our operations into new markets and in doing so, we may incur losses or otherwise fail to enter new markets successfully. Our expansion into new markets places us in competitive environments with which we may be unfamiliar and involves various risks, including, among others, the need to invest significant resources and management attention and the possibility that returns on such investments will not be achieved for several years, or at all. Furthermore, we have already entered many of the largest existing markets and further expansion may not yield similar results seen in past expansions.
The COVID-19 pandemic had and could continue to have an impact on our business, our operations, and the markets and communities in which we, our partners, and our customers operate.
The COVID-19 pandemic is having widespread, rapidly evolving, and unpredictable impacts on global society, economies, financial markets, and business practices. Federal and state governments have implemented measures in an effort to contain the virus, including social distancing, travel restrictions, border closures, limitations on public gatherings, work from home policies, supply chain logistical changes, and closure of non-essential businesses. To protect the health and well-being of our employees, customers and vendors, we have made substantial modifications to employee travel policies, implemented office closures as employees are advised to work from home, and canceled or shifted our conferences and marketing events to virtual-only or hybrid live/virtual conferences.
The COVID-19 pandemic may continue to impact our business operations, including our employees, customers, vendors, partners, and communities. There is substantial uncertainty as to the nature and degree of the continued effects of the pandemic over time. While the ultimate potential impact and duration of the COVID-19 pandemic on the global economy and our business, in particular, may be difficult to assess or predict, to date the pandemic has resulted in and may continue to result in disruption of certain aspects of our business. In addition, we may experience unfavorable impacts on our operations as a result of COVID-19, including, but not limited to, the following:
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We may in the future experience significant reductions or volatility in demand for one or more of our products or services, which may be caused by, among other things: the temporary inability of consumers to attend our conferences in person due to illness, quarantine or other travel restrictions, or financial hardship, shifts in demand away from one or more of our products; if prolonged, such impacts may further increase the difficulty of planning for operations and may negatively impact our results;

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We may in the future be unable to effectively manage evolving health and welfare strategies, including, but not limited to, ongoing or not yet fully known costs related to operational adjustments to ensure continued employee and consumer safety and adherence to health guidelines as they are modified and supplemented;

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We may in the future be impacted by the failure of third parties on which we rely, including those third parties who print our magazines, supply necessary operating materials, distributors, contractors, commercial banks, vendors and suppliers for our conferences and other external business partners, to meet their obligations to us , or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties and may negatively impact our operations; and

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Our employees are working from home, which may result in decreased employee productivity and morale, with increased unwanted employee attrition in addition to the increased risk of a cyberattack;

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We continue to incur fixed costs, particularly for real estate, and are deriving reduced or no benefit from those costs;

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We may continue to experience disruptions to our growth planning, such as for facilities and international expansion;

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We anticipate incurring costs in returning to work from our facilities around the world, including changes to the workplace, such as space planning, food service, and amenities;

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We may be subject to legal liability for safe workplace claims;

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In-person marketing events, including industry conferences, have been canceled, and we may continue to experience prolonged delays in our ability to reschedule or conduct in-person marketing events and other sales and marketing activities; and

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Our marketing, sales, professional services, and support organizations are accustomed to extensive face-to-face customer and partner interactions, and conducting business virtually may be challenging.

The impact of any of the foregoing, individually or collectively, could adversely affect our business, financial condition, and results of operations.
While several nations and states have begun to relax restrictions imposed to control the spread of the virus, the COVID-19 pandemic continues to pose challenges and will likely do so until the effects of the pandemic abate. The duration and extent of the COVID-19 pandemic will depend on future developments that cannot be accurately predicted at this time, such as the extent and effectiveness of containment actions, the emergence and spread of variants of the COVID-19 virus, and the effectiveness, acceptance, and availability of vaccines against the COVID-19 virus and its variants. The COVID-19 pandemic has already had an adverse effect on the global economy, and the ultimate societal and economic impact of the COVID-19 pandemic remains unknown. In particular, the conditions caused by this pandemic may affect the rate of global spending and, despite the measures we have taken to limit or mitigate the impact, lengthen our sales cycles, impact our and our licensees’ ability to produce print issues, reduce the demand for our and our licensees’ print publications at newsstands, negatively impact collections of accounts receivable, reduce expected spending from new customers, and affect contraction or attrition rates of our paying customers, all of which could adversely affect our business, results of operations, and financial condition.
The extent to which the COVID-19 pandemic impacts our business going forward will depend on numerous evolving factors we cannot reliably predict, including the duration and scope of the pandemic; governmental, business, and individuals’ actions in response to the pandemic; and the impact on economic activity, including the possibility of recession or financial market instability. These factors may adversely impact consumer, business, and government spending as well as customers’ ability to pay for our products and services on an ongoing basis. This uncertainty also affects management’s accounting estimates and assumptions, which could result in greater variability in a variety of areas that depend on these estimates and assumptions. Even after the COVID-19 outbreak has subsided, we may continue to experience significant impacts to our business as a result of its global economic impact, including any economic downturn or recession that has occurred or may occur in the future.

Our international operations are subject to increased challenges and risks.
We have offices and conduct business around the world and our content is available in multiple languages through our licensees. Our business and the conduct of our operations internationally requires considerable management attention and resources and is subject to the particular challenges of supporting a growing business in an environment of multiple languages, cultures, customs, legal and regulatory systems, alternative dispute systems and commercial markets. Operating internationally subjects us to new risks and may increase risks that we currently face, including risks associated with:
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recruiting, integrating and retaining talented and capable employees in foreign countries and maintaining our company culture across all of our offices;

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providing our content and operating across a broad geographical landscape, in different languages and among different cultures, including the potential need to modify our products, content and services to ensure that they are culturally relevant in different countries;

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increased competition from local media companies and mobile applications which have expanded and may continue to expand their geographic footprint;

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our licensees’ inability to adapt to changes in the media landscape;

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differing and potentially lower levels of user growth, user engagement and ad engagement in new and emerging geographic territories;

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compliance with applicable foreign laws and regulations, including laws and regulations with respect to privacy, consumer protection and media freedom;

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operating in jurisdictions that do not protect intellectual property rights to the same extent as the United States;

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compliance with anti-bribery laws by us and our licensees, including, without limitation, compliance with the Foreign Corrupt Practices Act;

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currency exchange rate fluctuations;

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foreign exchange controls that might require significant lead time in setting up operations in certain geographic territories and might prevent us from repatriating cash earned outside the United States;

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adverse taxation of our international earnings, including through withholding taxes and bilateral tax agreements, which could have a significant impact on our cash flow, and potentially adverse tax consequences due to changes in the tax laws of the United States or the foreign jurisdictions in which we operate;

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operating through license agreements with third parties managing certain Forbes branded operations outside of the United States; and

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higher costs of doing business internationally, including increased accounting, travel, infrastructure and legal compliance costs.

If we are unable to manage the complexity of our global operations successfully, our business, financial condition and operating results could be adversely affected.
We derive a significant portion of our revenue from advertising products and our relationships with advertising partners.
A significant portion of our revenue is currently generated from third-party advertising, including through digital and print advertising, branded content through our BrandVoice product and sponsorship of conferences. As is common in the industry, our advertisers do not have long-term advertising commitments with us. Many of our advertisers spend only a relatively small portion of their overall advertising budget with us. In addition, many of our advertisers purchase our advertising services through one of several large advertising agency holding companies. Moreover, we provide services to our advertisers beyond traditional ad placement through our BrandVoice product, through which we provide advertisers with branded content solutions directed to an appropriate audience. Advertisers will not continue to do business with us, or they will reduce the prices they are willing to pay to advertise with us, if we do not deliver our ads or other products in an effective manner, sufficiently tailor branded content and direct it to the appropriate audiences, or if they do not believe that their investment in advertising with us will generate a competitive return relative to alternatives.
Further, we need to maintain good relationships with advertisers to provide us with a sufficient inventory of advertisements and offers. Online advertising is an intensely competitive industry. Many large companies, such as Amazon, Facebook and Google, invest significantly in data analytics to make their websites and platforms more attractive to advertisers. In order for our advertising business to continue to succeed, we need to continue to demonstrate the reach of our audience and the benefit to our advertising partners, which we may not be able to do. Our advertising revenue could be adversely affected by a number of other factors, including:
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decreases in traffic and engagement with Forbes’ content;

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inability to demonstrate the value of our content to advertisers and advertising agencies or inability to measure the value of our platforms in a manner which advertisers and advertising agencies find useful;

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inability to increase advertiser demand and/or inventory;

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inability to help advertisers effectively target ads;

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inability to improve our analytics and measurement solutions that demonstrate the value of our content;

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the impact of new technologies that could block or obscure the display of or targeting of our content;

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decreases in the cost per ad engagement;

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loss of advertising market share to our competitors;

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need to enter into revenue sharing arrangements or other partnerships with third parties;

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adverse legal developments relating to advertising or measurement tools related to the effectiveness of advertising, including legislative and regulatory developments impacting branded content, labeling of advertising, privacy and consent requirements related to sharing of personal information and/or litigation related to any of the foregoing;

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adverse media reports or other negative publicity involving us or the digital media industry as a whole;

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changes in the way our ad products are priced;

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bad debts related to trade credit extended to certain advertisers;

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cancellation of certain pre-paid branded advertising orders;

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inability to provide adequate branded content solutions for BrandVoice consumers or our inability to direct such content to the appropriate audiences; and

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our inability to attract or retain sponsors to the events and conferences that we offer.

If our relationship with any advertising partners terminates for any reason, or if the commercial terms of our relationships are changed or do not continue to be renewed on favorable terms, we would need to qualify new advertising partners, which could negatively impact our revenues, at least in the short term.
Our advertising revenues are affected by external factors, including economic conditions, market dynamics and audience fragmentation.
Advertising spending is sensitive to overall economic conditions, and our advertising revenues could be adversely affected if advertisers respond to weak and uneven economic conditions by reducing their budgets or shifting spending patterns or priorities, or if they are forced to consolidate or cease operations.

Large digital platforms, such as Facebook, Google and Amazon, which have greater audience reach, audience data and targeting capabilities than we do, command a large share of the digital display advertising market, and we anticipate that this will continue. The remaining market is subject to significant competition among publishers and other content providers, and audience fragmentation. These dynamics have affected, and will likely continue to affect, our ability to attract and retain advertisers and to maintain or increase our advertising rates.
The digital advertising market is evolving, which can affect our advertising revenues and requires us to quickly adapt to digital advertising trends.
The digital advertising market itself continues to undergo change. Digital advertising networks and exchanges with real-time bidding and other programmatic buying channels that allow advertisers to buy audiences at scale play a significant role in the advertising marketplace and have caused and may continue to cause further downward pricing pressure and the loss of a direct relationship with marketers. Growing consumer reliance on mobile devices creates additional pressure, as mobile display advertising does not command the same rates as desktop advertising. Our digital advertising operations rely on a small number of significant technologies which, if interrupted or meaningfully changed, or if the providers leverage their power to alter the economic structure, could have an adverse impact on our advertising revenues, operating costs and/or operating results.
Evolving standards for the delivery of digital advertising, as well as the development and implementation of technology, regulations, policies and practices that adversely affect our ability to deliver, target or measure the effectiveness of advertising (such as blocking the display of advertising and/or cookies and the phase-out of browser support for third party cookies and of mobile operating systems for advertising identifiers), may also adversely affect our advertising revenues if we are unable to develop effective solutions to mitigate their impact.
As the digital advertising market continues to evolve, our ability to compete successfully for advertising budgets will depend on, among other things, our ability to engage and grow digital audiences, collect and leverage data, and demonstrate the value of our advertising and the effectiveness of our products to advertisers. We have continued to take steps intended to improve our users’ experiences and retain and grow our subscriber base. While these changes may result in long-term benefits for our advertising revenue, they could be costly and reduce the inventory for some of our digital advertising products.
We continue to invest significant resources to build, maintain and evolve our technology infrastructure. These investments may adversely impact our operating results in the near term and there can be no assurance as to our ability to use new and existing technologies to distinguish our content and services from those of our competitors and develop in a timely manner compelling new content and services that engage traffic across platforms. If the market for digital advertising deteriorates, develops more slowly than we expect or the shift from traditional advertising methods to digital advertising does not continue, or there is a reduction in demand for digital advertising caused by weakening economic conditions, decreases in corporate spending, perception that digital advertising is less effective than other media or otherwise, it could reduce demand for our offerings, which could decrease revenue or otherwise adversely affect our business. Further, if we are not successful in responding to changes in technology and consumer behavior, our business, financial condition and prospects may be adversely affected.
The levels of our website and digital content traffic and engagement with our brands and digital content are critical to our success.
If we fail to increase our traffic on our digital platforms, or if traffic engagement or ad engagement declines, our revenue, business and operating results may be harmed. Our financial performance has been and will continue to be significantly affected by our success in increasing traffic and the overall level of engagement with our content as well as increasing the number and quality of ad engagements. If people do not perceive our content to be useful, reliable or entertaining, we may not be able to attract traffic or maintain or increase the frequency of engagement on our websites and applications and the ads that we display. Furthermore, we anticipate that our traffic growth rate will slow over time as the level of our traffic increases. To the extent our traffic growth rate slows, our success will become increasingly dependent on our ability to increase levels of ad engagement, which we may not be able to accomplish.

We are highly dependent upon our existing traffic sources, including Google, which accounts for over 50% of our traffic on our digital platforms. A change in the algorithms used by our existing traffic sources could have a major impact on our business. Furthermore, maintaining and enhancing our traffic will depend largely on our ability to continue to provide high-quality, entertaining, useful, reliable, relevant and innovative content, which we may not do successfully. We may introduce new content, products or terms of service or policies that our traffic or advertisers do not like, which may negatively affect our traffic. We will also continue to experience media, legislative, and regulatory scrutiny of our content, which may adversely affect our traffic. Maintaining and enhancing our traffic may require us to make substantial investments and these investments may not be successful. A number of additional factors could potentially negatively affect our traffic growth and engagement, including if:
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traffic engages with other platforms or content as an alternative to ours;

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we are unable to convince potential new traffic of the value, usefulness and relevance of our content;

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there is a decrease in the perceived quality of our content;

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we fail to introduce new and improved content or services or if we introduce new or improved content or services that are not favorably received or that negatively affect levels of traffic and engagement;

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our traffic believes that their experience is diminished as a result of the decisions we make with respect to the frequency, relevance and prominence of ads that we display;

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changes in the third-party platforms on which we rely to deliver a majority of our traffic;

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technical or other problems prevent us from delivering our content or services in a rapid and reliable manner or otherwise affect the experience of our traffic;

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we experience service outages, data protection and security issues;

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our trademarks are exploited by others without permission;

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there are adverse changes in our content or services that are mandated by, or that we elect to make to address, legislation, regulatory constraints or litigation, including settlements or consent decrees; or

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we do not maintain our brand image or our reputation is damaged.

Changes to our existing content, services and products, including through the expansion of our direct-to-customer business, could fail to attract traffic and advertisers or fail to generate revenue.
We may introduce significant changes to our existing content, services or products. This includes the expansion of our direct-to-customer business, which is significant to our growth strategy. We believe the expansion of our direct-to-customer business, which allows us to uses technology to analyze our readers’ interests and habits and as a result create data-driven insights to create a more deeply engaged audience and deliver products that serve their needs, is essential to remaining competitive in the evolving digital advertising market.
The success of our new content, services or products, including our expansion of our direct-to-customer business, depends substantially on consumer tastes and preferences that change in often unpredictable ways. If this new content, services or products fails to engage traffic, advertisers and other customers, we may fail to generate sufficient revenue or operating profit to justify our investments, and our business and operating results could be adversely affected. In addition, we have launched and expect to continue to launch strategic initiatives, which do not directly generate revenue but which we believe will enhance our attractiveness to traffic, advertisers and other customers. In the future, we may invest in new content, products services and initiatives to generate revenue, but there is no guarantee these approaches will be successful or that the costs associated with these efforts will not exceed the revenue generated. If our strategic initiatives do not enhance our ability to monetize our existing content, products or services or enable us to develop new approaches to monetization, we may not be able to maintain or grow our revenue or recover any associated development costs and our operating results could be adversely affected.

We derive a significant portion of our digital content and website traffic from third-party platforms. Changes in algorithms and to the standard terms, conditions and policies of these third-party platform providers that have distributed or may distribute our content, such as Apple News, Facebook, Google, Hulu, Instagram, LinkedIn, Twitter and YouTube, could adversely affect our business.
We depend on third-party platform providers to both house our digital content and direct traffic to our website, most prominently, Apple News, Facebook, Google, Hulu, Instagram, LinkedIn, Twitter and YouTube. These platforms serve as significant channels of online distribution and are critical to accessing our content. If these platform providers deny access to our content, modify their current discovery mechanisms or algorithms, develop their own competitive offerings, or impose fees for access to and use of their platforms, our business could be negatively impacted. We are also subject to the standard terms, conditions and practices of these platform providers, which govern the promotion, distribution, operation and use of our content. Platform providers have broad discretion to change their standard terms and conditions and have the right to prohibit us from distributing content on their platforms if we violate those standard terms and conditions. In addition, platform providers can change their policies or interpretations of their standard terms and conditions. Our business could suffer materially if platform providers change their standard terms and conditions, interpretations or other policies and practices in a way that is detrimental to us or if platform providers determine that we are in violation of their standard terms and conditions and prohibit us from distributing our content on their platforms. Moreover, if we are unable to maintain a good relationship with these platform providers, our business and operating results could be adversely affected.
Our business could also be harmed if these platforms change their terms and conditions relating to how their users share information on or through their platforms or across other platforms, which could impact our traffic and engagement. Additionally, if these platforms increase privacy restrictions, this could impact our ability to effectively monetize our content.
Our digital content and website traffic growth, engagement, and monetization depend upon effective operation within and compatibility with operating systems, networks, devices, web browsers and standards, including mobile operating systems, streaming tools, networks and standards that we do not control.
We make our content available across a variety of operating systems and through websites. We are dependent on the compatibility of our content with popular devices, streaming tools, desktop and mobile operating systems and web browsers that we do not control, such as Mac OS, Windows, Android, iOS, Chrome and Firefox. Any changes in such systems, devices or web browsers that degrade the functionality of our content or give preferential treatment to competitive content could adversely affect usage of our content.
A significant amount of our traffic accesses our content and services through mobile devices and, as a result, our ability to grow advertising revenue is increasingly dependent on our ability to generate revenue from content viewed and engaged with on mobile devices. A key element of our strategy is focusing on mobile devices and we expect to continue to devote significant resources to the creation and support of developing new and innovative mobile products and services. We are dependent on the interoperability of our content with popular mobile operating systems, streaming tools, networks and standards that we do not control, such as the Android and iOS operating systems. Our mobile app is downloaded from third-party app stores, such as the Apple App Store and Google Play. We may not be successful in maintaining or developing relationships with key participants in the mobile industry or in developing content or apps that operate effectively with these technologies, systems, tools, networks, or standards. Any changes in such systems, or changes in our relationships with mobile operating system partners, handset manufacturers, or mobile carriers, or in their terms of service or policies that reduce or eliminate our ability to distribute our content or apps, impair access to our content by blocking access through mobile devices, make it hard to readily discover, install, update or access our content and apps on mobile devices, give preferential treatment to competitive, or their own, content, limit our ability to measure the effectiveness of branded content, or charge fees related to the distribution of our content or apps could adversely affect the consumption and monetization of our content on mobile devices. Additionally, if the number of platforms for which we develop our product expands, it will result in an increase in our operating expenses. In the event that it is more difficult to access our content or use our apps and services, particularly on mobile devices, or if our traffic chooses not to access our content or use our app on their mobile devices or choose to use mobile products that do not offer access to our content or app, or if the preferences of our traffic requires us to increase the number of platforms on which our product is made available to our traffic, our traffic growth, engagement, ad targeting and monetization could be harmed and our business and operating results could be adversely affected.
Print circulation and advertisement revenues have declined in recent years and such revenues may continue to decline.
Magazine circulation and print advertisements remain a source of revenues for Forbes. Magazines face increasing competition from alternative forms of media and entertainment. As a result, sales of magazines through subscriptions and at the newsstand and advertisements in our magazines could decline. As publishers compete for subscribers, subscription prices could decrease and marketing expenditures may increase. Furthermore, COVID-19 and the measures implemented to address it, may continue to have an impact on Forbes’ magazine circulation.
A substantial portion of our licensing revenue is concentrated with a limited number of licensees and retail partners, such that the loss of a licensee or retail partner could materially decrease our revenue and cash flows.
Our licensing revenues are concentrated with a limited number of licensees and retail partners. For instance, for 2019, 2020 and 2021, revenue from one customer represented 15%, 21% and 14% of our consolidated revenues, respectively. Because we are dependent on these licensees for a significant portion of our licensing revenue, if any of these licensees were to have financial difficulties affecting their ability to make payments, cease operations, or if any of these licensees decides not to renew or extend any existing agreements, or to significantly reduce its sales of licensed products under any agreement, our revenue and cash flows could be reduced substantially, which could have a material adverse effect on our financial condition, results of operations or business.
The failure of licensees to adequately produce, market, import and sell products bearing Forbes’ trademarks in their license categories, continue their operations, renew their license agreements or pay their obligations under their license agreements could result in a decline in the results of operations of our business.
Our revenues in part depend on royalty payments made to us pursuant to license agreements. Although the license agreements for our trademarks usually require the advance payment of a portion of the license fees and, in most cases, provide for guaranteed minimum royalty payments to us, the failure of licensees to satisfy their obligations under these agreements, or their inability to operate successfully or at all, could result in their breach and/or the early termination of such agreements, their non-renewal of such agreements or the decision to amend such agreements to reduce the guaranteed minimum royalty payments or sales royalties due thereunder, thereby eliminating some or all of that stream of revenue. COVID-19 has had a substantial impact on our licensees’ performance and thus their ability to pay royalties, or to pay such royalties on time. Timely payment of royalties is critical for revenue recognition from our licensing business as this is generally calculated based on cash received.
There can be no assurances that we will not lose the licensees under our license agreements due to their failure to exercise the option to renew or extend the term of those agreements or the cessation of their business operations (as a result of their financial difficulties or otherwise) without equivalent options for replacement. Any of such failures could reduce the anticipated revenue stream to be generated by the license agreements. In addition, the failure of licensees to meet their production, manufacturing and distribution requirements, and the failure of licensees to meet the constant changes in the media landscape which requires a high-level of skill and a substantial investment in technology and marketing, could cause a decline in their sales and potentially decrease the amount of royalty payments (over and above the guaranteed minimum royalty payments) due to us. Any decrease in royalties for any of the above reasons could have a material and adverse effect on our financial condition, results of operations or business.
The actions of licensees using our brand name may harm the Forbes brand and reputation, and may result in increased costs to Forbes business.
The failure of licensees, which we do not control, to adhere to local laws, industry standards and practices generally accepted in the United States, including with respect to editorial independence and labor and employment matters, could result in substantial harm to the reputation of our brand and the operation of our business. For example, the independence of our international editorial licensees to make decisions without interference from outside influences is particularly important to our business. To the extent one or more of our licensees does not act, or is perceived to not have acted, with appropriate editorial independence, the independence of Forbes and its licensees may be called into question, which could have a negative impact on our and our licensees’ reputation and brand, and thus our respective businesses. In addition, these failures can lead to legal claims against Forbes. The cost of defending against any such legal claims can be in both the form of financial cost and the time and resources of management in defending against such claims. These possible failures of our licensees could have a material adverse effect on the business and financial results of our business.
We continue to expand our licensing programs into new products and categories, the failure of which could diminish the perceived value of our brand, impair our ability to grow and adversely affect our prospects.
Our growth depends to a significant degree upon our ability to develop new or expand existing licensing programs, both domestically and internationally. In order to expand our licensing programs, we must identify the right partners who have the experience and resources to develop the optimal strategy for that particular market segment. Once a licensing partner is identified, the process to develop a new branded venture requires both a financial and time commitment, with no guarantee that such branded venture will grow and be successful.
In recent years, we have entered into numerous licensing agreements, some of which are outside of our core business areas. We are not able to ensure that our expansion into new business areas will be met with approval from consumers nor can we guarantee that these programs will be fully implemented, or, if implemented, that they will be successful. Disputes with new or existing licensees may arise that could hinder our ability to grow or expand our product lines as well as prevent or delay our ability to collect the licensing revenue that we expect from our licensing partners. We also may not be able to successfully promote our brand internationally nor find suitable partners in certain geographies to expand our international licensing programs. Additionally, expansion into the wrong markets or too many markets, may have the effect of diluting our brand reputation.
Further, while we contractually require that our licensees maintain the quality of our respective brands, we cannot be certain that our partners will honor their contractual obligations or that they will not take other actions that will diminish the value of our brands. If such developments occur or our licensing programs are otherwise not successful, the value and recognition of our brands, as well as our business, financial condition and prospects, could be materially adversely affected.
Our licensing business is subject to additional risks associated with our international licensees.
Many of our licensees are located outside the U.S. Our licensees face numerous risks in doing business outside the U.S., including:
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unusual or burdensome foreign laws or regulatory requirements or unexpected changes to those laws or requirements;

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tariffs, trade protection measures, import or export licensing requirements, trade embargoes, sanctions and other trade barriers;

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competition from foreign companies;

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longer accounts receivable collection cycles and difficulties in collecting accounts receivable;

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less effective and less predictable protection and enforcement of intellectual property rights;

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potential infringement in copyright resulting in legal proceedings;

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changes in the political or economic condition of a specific country or region (including, without limitation, as a result of political unrest), particularly in emerging markets or jurisdictions where political events may strongly influence consumer spending;

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fluctuations in the value of foreign currency versus the U.S. dollar, the cost of currency exchange and compliance with exchange controls;

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potentially adverse tax consequences impacting the profitability of licensees; and

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cultural differences in the conduct of business. Any one or more of such factors could cause the future international sales of licensees to decline.

In addition, the business practices of our consumer business in international markets are subject to the requirements of the U.S. Foreign Corrupt Practices Act and all other applicable anti-bribery laws, any violation of which could subject us to significant fines, criminal sanctions and other penalties. New and existing license agreements may be terminated if international licensees become subject to U.S. sanctions, which could in turn impact the revenues of our licensing business. The occurrence of any of the above risks and uncertainties could result in a material adverse effect on our consumer business’s financial condition, results of operations or business.
Factors adversely affecting the events and conferences market could impact our results of operations.
We organize, host, promote and sell sponsorships, tickets and registrations to a broad range of conferences and events through our ForbesLive business. Our business is directly affected by the success of such events and our revenue is impacted by the number of events, types of events and ticket prices of events. Adverse trends in one or more event industries could adversely affect our business. A decline in attendance at or reduction in the number of events may have an adverse effect on our revenue and operating income.
The ongoing global COVID-19 pandemic and the preventative and protective actions that governments, other third parties or we have taken or may in the future take in respect of COVID-19, including the shelter-in-place mandates, have resulted, and may continue to result, in a period of business disruption and reduced operations. In addition, the occurrence and threat of extraordinary events, such as public health concerns, epidemics and pandemics (including the COVID-19 pandemic), terrorist attacks, mass-casualty incidents, natural disasters or similar events, or loss or restriction of individuals’ rights to assemble, may deter creators from producing large events and substantially decrease the attendance at in person events. Terrorism and security incidents, military actions in foreign locations and periodic elevated terrorism alerts have increased public concerns regarding air travel, military actions and national or local catastrophic incidents. These concerns have led to numerous challenging operating factors at live events, including additional logistics for event safety and increased costs of security. These challenges may impact the attendee experience and lead to fewer or less well attended events and as a result may harm our results of operations.
Accordingly, any adverse condition could lead to unsatisfied sponsors or attendees who may refuse to pay us, require refunds or chargebacks, or increase the complexity and costs for us, which will harm our business, results of operations and financial condition.
Our events and conferences business is susceptible to numerous external risks that may cause our events to be cancelled or delayed, including changes in consumer preferences, poor weather, personal injuries or accidents, which may adversely affect sponsorship or attendance levels.
Our events and conferences business is susceptible to a number of external risks that can result in our events being cancelled or delayed. These risks include changes in public tastes and poor weather and personal injuries or accidents. In either case, the cancellation or delay of our events can negatively impact our financial performance.
Our events and conferences business is also highly sensitive to rapidly changing public tastes and is dependent on the availability of influential leaders, policy makers, entrepreneurs, artists and other industry icons for our events. The success of our ForbesLive business depends in part on our ability to anticipate the tastes of consumers and to offer events that appeal to them. Since we rely on unrelated parties to participate in these conferences and events, any lack of availability due to personal injury, accidents or otherwise could limit our ability to generate revenue.
Furthermore, due to weather conditions, we may be required to cancel or reschedule an event to another available day or a different venue, which could increase our costs for the event and negatively impact attendance at the event. Poor weather can affect current periods as well as successive events in future periods, any of which could adversely affect our business.

Our events and conferences are typically booked months in advance. There are a number of fixed expenses that are prepaid for such events that may not be refundable, and other expenses that may still become payable, even in the case where an event is cancelled. Furthermore, our sponsors are more likely to seek refunds or not pay sponsorship fees in the event an event or conference is cancelled or poorly attended. Therefore, if the public is not receptive to the events or conferences or we are forced to cancel an event due to other outside factors, we may incur a loss for the event depending on the amount of the fixed guarantee or incurred costs relative to any revenue earned, as well as revenue we could have earned at booked venues.
Furthermore, consumer preferences change from time to time, and our failure to anticipate, identify or react to these changes could result in reduced demand for our services, which would adversely affect our business, financial condition and results of operations.
Significant disruptions in our print media supply chain or printing and distribution channels would have an adverse effect on our operating results.
Forbes print media is printed and distributed under contracts with print and distribution partners across the United States and internationally. To the extent that financial pressures, print media industry economics or other circumstances affect our print and distribution partners and/or lead to reduced operations or consolidations or closures of print sites and/or distribution routes, this could increase the cost of printing and distributing our magazines and/or decrease our revenues if printing and distribution are disrupted.
If we experience significant disruptions in our print media supply chain or printing and distribution channels, our operating results may be adversely affected.
Increases in prices of paper and other raw materials, and postage , as well as changes in postal delivery schedules, which are difficult to predict and control, could adversely affect our results of operations.
Paper and postage represent significant components of our total cost to produce, distribute, and market our printed products. Paper is a commodity and its price can be subject to significant volatility. Due to the significance of paper in our print business, we are dependent upon the availability and price of paper. In periods of high demand, certain paper grades have been in short supply, including grades we use in our business. In addition, during periods of tight supply, many paper producers allocate shipments of paper based upon historical purchase levels of customers. As we are dependent upon our print and distribution partners to obtain the paper for our print products, we have limited control and visibility in the instance where a shortage was to occur. Although we generally have not experienced significant difficulty in obtaining adequate quantities of paper, unforeseen developments in the overall paper markets could result in a decrease in the supply of paper and could cause either or both of our revenues or profits to decline.
A variety of other raw materials including ink, film, offset plates, chemicals and solvents, glue, wire and subcontracted components, are used in the production of our magazines. In general, our third party outsourcing partners have not experienced any significant difficulty in obtaining these raw materials from our suppliers. We cannot assure you, however, that a shortage of any of these raw materials will not occur in the future or will not potentially adversely affect the financial results of our business.
The USPS distributes substantially all of our subscription magazines and many of our marketing materials. Postal rates are dependent on the operating efficiency of the USPS and on legislative mandates imposed upon the USPS. Although our distribution partners work with others in the industry and through trade organizations to encourage the USPS to implement efficiencies that will minimize rate increases, we cannot predict with certainty the magnitude of future price changes for paper and postage. Further, we may not be able to pass such increases on to our customers. In addition, the U.S. Postmaster General has proposed reducing the delivery of mail from six days to five days per week. If this change is adopted we cannot assure you how our customers will react and whether or not this will adversely affect the financial results of our business.
A failure to continue to retain and grow our subscriber base could adversely affect our results of operations and business.
Our future growth and profitability depend upon our ability to retain and grow our digital subscriber base and audience in the U.S. and abroad while maintaining attractive unit economics. To do so will require us to continue to evolve our subscription model, address changing consumer demands and developments in technology, and improve our digital products while continuing to deliver high quality journalism and content that our readers around the world find interesting, relevant and reliable. We have invested and will continue to invest significant resources in these efforts, but there is no assurance that we will be able to successfully maintain and increase our digital subscriber base or that we will be able to do so without taking steps such as maintaining or reducing pricing or incurring subscription acquisition costs that would affect our subscription revenues, margin and/or profitability.
A variety of uncontrollable events may reduce demand for our products or services, impair our ability to provide our products or services or increase the cost of providing our products or services.
Demand for our products can be significantly adversely affected in the U.S., globally or in specific regions as a result of a variety of factors beyond our control, including: adverse weather conditions arising from short- term weather patterns or long-term change, catastrophic events or natural disasters (such as excessive heat or rain, hurricanes, typhoons, floods, tsunamis and earthquakes); health concerns, such as pandemics; international, political or military developments; and terrorist attacks. These events and others, such as fluctuations in travel and energy costs and computer virus attacks, intrusions or other widespread computing or telecommunications failures, may also damage our ability to provide our products or to obtain insurance coverage with respect to these events. Moreover, the costs of protecting against such incidents reduces the profitability of our operations.
In addition, we derive affiliate and license fees and royalties from the sales of our licensed products and services by third parties, and the management of businesses operated under brands licensed from us, and we are therefore dependent on the successes of those third parties for that portion of our revenue. A wide variety of factors could influence the success of those third parties and if negative factors significantly impacted a sufficient number of those third parties, the profitability of one or more of our businesses could be adversely affected.
We obtain insurance against the risk of losses relating to some of these events, generally including physical damage to our property and resulting business interruption, certain injuries occurring on our property and some liabilities for alleged breach of legal responsibilities. When insurance is obtained it is subject to deductibles, exclusions, terms, conditions and limits of liability. The types and levels of coverage we obtain vary from time to time depending on our view of the likelihood of specific types and levels of loss in relation to the cost of obtaining coverage for such types and levels of loss and we may experience material losses not covered by our insurance.
Our business depends on continued and unimpeded access to our content and services on the Internet. If we or those who engage with our brands or content experience disruptions in Internet service or if Internet service providers are able to block, degrade or charge for access to our content and services, we could incur additional expenses and the loss of traffic and advertisers.
We depend on the ability of our traffic and advertisers to access the Internet. Currently, this access is provided by companies that have significant market power in the broadband and Internet access marketplace, including incumbent telephone companies, cable companies, mobile communications companies, government-owned service providers, device manufacturers and operating system providers, any of whom could take actions that degrade, disrupt or increase the cost of access by our traffic to our content, products or services, which would, in turn, negatively impact our business. The adoption of any laws or regulations that adversely affect the growth, popularity or use of the Internet, including laws or practices limiting Internet neutrality, could decrease the demand for, or the usage of, our content, products and services, increase our cost of doing business and adversely affect our operating results. We also rely on other companies to maintain reliable network systems that provide adequate speed, data capacity and security to us and our traffic. As the Internet continues to experience growth in the level of traffic, frequency of engagement, and amount of data transmitted, the Internet infrastructure that we and our traffic rely on may be unable to support the demands placed upon it. Failures of the Internet infrastructure that we or our traffic rely on, even for a short period of time, could undermine our operations and harm our operating results.

Security breaches and other network and information systems disruptions could affect our ability to conduct our business effectively and damage our reputation.
Our systems store and process confidential subscriber, employee and other sensitive personal and Company data, and therefore maintaining our network security is of critical importance. In addition, we rely on the technology and systems provided by third-party vendors (including cloud-based service providers) for a variety of operations, including encryption and authentication technology, employee email, domain name registration, content delivery to customers, administrative functions (including payroll processing and certain finance and accounting functions) and other operations. We rely on encryption and authentication technology licensed from third parties to effect secure transmission of confidential information, including credit card numbers.
Despite our implementation of security measures, our IT systems and e-commerce business are vulnerable to damages from computer viruses, natural disasters, unauthorized access, cyber-attack, and other similar disruptions. An increasing number of websites and Internet companies have reported breaches of their security. Any such compromise of our security could damage our reputation, business, and brand and expose us to a risk of loss or litigation and possible liability, which could substantially harm our business and results of operations. In addition, anyone who is able to circumvent our security measures could misappropriate proprietary information or cause interruptions in our operations, damage our computers or those of our customers, or otherwise damage our reputation and business.
We regularly face attempts by malicious actors to breach our security and compromise our information technology systems. These attackers may use a blend of technology and social engineering techniques (including denial of service attacks, phishing attempts intended to induce our employees and users to disclose information or unwittingly provide access to systems or data, and other techniques), to disrupt service or exfiltrate data. Information security threats are constantly evolving, increasing the difficulty of detecting and successfully defending against them. The risk from activities of this nature may also increase during times of instability, including during the COVID-19 pandemic as online activity increases and operational changes such as remote working are in effect for the vast majority of our workforce. To date, no incidents have had, either individually or in the aggregate, a material adverse effect on our business, financial condition or results of operations. These issues are likely to become more difficult as we expand our e-commerce business. We may need to expend significant resources to protect against security breaches or to address problems caused by breaches. In addition, our systems, and those of third parties upon which our business relies, may be vulnerable to interruption or damage that can result from the effects of natural disasters or climate change (such as increased storm severity and flooding); fires; power, systems or internet outages; acts of terrorism; pandemics (such as COVID-19); or other similar events.
We have implemented controls and taken other preventative measures designed to strengthen our systems against such incidents and attacks, including measures designed to reduce the impact of a security breach at our third-party vendors. Efforts to prevent hackers from disrupting our service or otherwise accessing our systems are expensive to develop, implement and maintain. These efforts require ongoing monitoring and updating as technologies change and efforts to overcome security measures become more sophisticated, and may limit the functionality of or otherwise negatively impact our products, services and systems. Although the costs of the controls and other measures we have taken to date have not had a material effect on our financial condition, results of operations or liquidity, there can be no assurance as to the costs of additional controls and measures that we may conclude are necessary in the future.
There can also be no assurance that the actions, measures and controls we have implemented will be effective against future attacks or be sufficient to prevent a future security breach or other disruption to our network or information systems, or those of our third-party providers, and our disaster recovery planning cannot account for all eventualities. Such an event could result in a disruption of our services, improper disclosure of personal data or confidential information, or theft or misuse of our intellectual property, all of which could harm our reputation, require us to expend resources to remedy such a security breach or defend against further attacks, divert management’s attention and resources or subject us to liability under laws that protect personal data, or otherwise adversely affect our business. While we maintain cyber risk insurance, the costs relating to any data breach could be substantial, and our insurance may not be sufficient to cover all losses related to any future breaches of our systems.

If our security measures are breached, our sites and applications may be perceived as not being secure, traffic and advertisers may curtail or stop viewing our content or using our services, and our business and operating results could be harmed.
Any systems failure or compromise of our security that results in the unauthorized access to or release of our traffic’s or advertisers’ data, could significantly limit our content delivery and traffic engagement, as well as harm our reputation and brands and, therefore, our business. Our security measures may also be breached due to employee error, malfeasance or otherwise. In addition, hardware, software or applications we procure from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise network and data security. Additionally, outside parties may attempt to fraudulently induce employees, our traffic or advertisers to disclose sensitive information in order to gain access to our data or our traffic’s or advertisers’ data or accounts, or may otherwise obtain access to such data or accounts. Further, our systems, and those of third parties upon which our business relies, may be vulnerable to interruption or damage that can result from natural disasters or the effects of climate change (such as increased storm severity and flooding), fires, power outages or Internet outages, acts of terrorism or other similar events.
Information security threats are constantly evolving, increasing the difficulty of detecting and successfully defending against them. To date, no incidents have had, either individually or in the aggregate, a material adverse effect on our business, financial condition or results of operations. However, because the techniques used to obtain unauthorized access, disable or degrade service, or sabotage systems change frequently and often are not recognized until launched against a target, we may be unable to anticipate these techniques or to implement adequate preventative measures. If a perceived breach of our security occurs or an actual breach of our security that results in degraded website or app performance, unauthorized access, availability problems, or the loss or unauthorized disclosure of confidential information occurs, the market perception of the effectiveness of our security measures could be harmed, our traffic and advertisers may lose trust and confidence in us or decrease the use of our website, app and services or stop using our services in their entirety; and we may incur significant legal and financial exposure, including legal claims, higher transaction fees and regulatory fines and penalties. Despite our implementation of network security measures, our servers are vulnerable to computer viruses, malware, worms, hacking, physical and electronic break-ins, router disruption, sabotage or espionage, and other disruptions from unauthorized access and tampering, as well as coordinated denial-of-service attacks. We may not be in a position to promptly address attacks or to implement adequate preventative measures if we are unable to immediately detect such attacks. Such events could result in large expenditures to investigate or remediate, to recover data, to repair or replace networks or information systems, including changes to security measures, to deploy additional personnel, to defend litigation or to protect against similar future events, and may cause damage to our reputation or loss of revenue. Any of these actions could have a material and adverse effect on our business, reputation and operating results.
The loss of key personnel, or our failure to attract and retain other highly qualified personnel in the future, could harm our business.
We currently depend upon the continued services and performance of our key personnel. The loss of key personnel, including members of management as well as key engineering, video, editorial, and sales personnel, could disrupt our operations and have an adverse effect on our business.
Our ability to attract, develop and maximize the contributions of world-class talent, and to create the conditions for our people to do their best work, is vital to the continued success of our business and central to our long-term strategy. Qualified individuals are in high demand, and our employees and individuals we seek to hire are highly sought after by our competitors and other companies. Our continued ability to attract and retain highly skilled journalists and other personnel for all areas of our organization depends on many factors, including maintaining our reputation, as well as a diverse and inclusive work environment. In addition, we must continue to offer competitive compensation and benefits, and this could result in increased costs to attract, develop and retain them. We must also continue to adapt to ever-changing workplace and workforce dynamics, including in connection with increased levels of remote working as a result of the COVID-19 pandemic and other changes in the business and cultural landscape. Failing to adapt effectively to these changes and employee expectations could impact our ability to compete effectively (including for talent) or have an adverse impact on our corporate culture or operations. If we are unable to attract and maintain a highly skilled and diverse workforce, it would negatively impact our competitive position and reputation, and could adversely affect our business, financial condition or results of operations.
As we continue to grow, we cannot guarantee we will continue to attract the personnel we need to maintain our competitive position. For example, as a public company, we will need to attract and retain personnel to perform additional functions, characteristic of a public company. As we mature, the incentives to attract, retain, and motivate employees provided by our equity awards or by future arrangements, may not be as effective as in the past. If we do not succeed in effectively attracting, hiring and integrating new talented personnel, or retaining and motivating existing personnel, our employee morale, productivity and retention could suffer, and our business and operating results could be adversely affected. In addition, from time to time, there may be changes in our senior management team that may be disruptive to our business. If our senior management team, including any new hires that we may make, fails to work together effectively and to execute our plans and strategies on a timely basis, our business could be harmed.
Past performance by our management team and their affiliates may not be indicative of future performance of an investment in us.
Information regarding performance by, or businesses associated with, our management team or businesses associated with them is presented for informational purposes only. Past performance by our management team is not a guarantee the success with respect to any acquisition we may consummate. You should not rely on the historical record of the performance of our management team’s or businesses associated with them as indicative of our future performance of an investment in us or the returns we will, or is likely to, generate going forward.
Risks Related to Legal and Regulatory Matters
Our intellectual property rights are valuable, and any inability to protect them could reduce the value of our content, services and brand.
Our trade secrets, trademarks, copyrights and other intellectual property rights are important assets for us. We rely on, and expect to continue to rely on, a combination of work for hire, assignment, license and confidentiality agreements with our employees, consultants and third parties with whom we have relationships, as well as trademark, trade dress, domain name, copyright, trade secret and patent laws, to protect our brand and other intellectual property rights. However, these agreements may be breached, which could impair or destroy the value of this intellectual property to Forbes. Moreover, various other events outside of our control pose a threat to our intellectual property rights. For example, we may fail to obtain effective intellectual property protection, or effective intellectual property protection may not be available in every country in which our content and brands are utilized in commerce. Also, the efforts we have taken to protect our intellectual property rights may not be sufficient or effective, and any of our intellectual property rights may be challenged, which could result in them being narrowed in scope or declared invalid or unenforceable. There can be no assurance our intellectual property rights will be sufficient to protect against others offering products or content that are substantially similar to ours and compete with our business.
We have, and are continuing to pursue registration of trademarks, copyrights and domain names in the United States and in certain jurisdictions outside of the United States. Effective protection of trademarks, copyrights and domain names is expensive and difficult to maintain, both in terms of application and registration costs as well as the costs of defending and enforcing those rights. We may be required to protect our rights in an increasing number of countries, a process that is expensive and may not be successful.
At this time we have only one granted patent. We rely on trade secrets (including unpatented know-how), employee and third-party nondisclosure agreements, intellectual property licenses and other contractual rights to establish and protect our rights in our technology. Despite our efforts to protect our proprietary rights, third parties may disclose or attempt to copy or otherwise obtain and use our proprietary information. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable.

The value to us of our intellectual property rights is dependent on the scope and duration of our rights as defined by applicable laws in the U.S. and abroad and the manner in which those laws are construed. If those laws are drafted or interpreted in ways that limit the extent or duration of our rights, or if existing laws are changed, our ability to generate revenue from our intellectual property may decrease, or the cost of obtaining and maintaining rights may increase.
We may be unable to obtain trademark, copyright or patent protection for our technologies and brands, and our existing trademarks, copyrights and patents, and any trademarks, copyrights or patents that may be issued in the future, may not provide us with competitive advantages or distinguish our products and content from those of our competitors. In addition, any trademarks, copyrights and patents may be contested, circumvented, or found unenforceable or invalid, and we may not be able to prevent third parties from infringing, diluting or otherwise violating them.
Our success depends on our ability to operate our business without infringing, misappropriating or otherwise violating the intellectual property of third parties.
Our commercial success depends in part on our ability to operate without infringing, misappropriating or otherwise violating the trademarks, patents, copyrights and other proprietary rights of third parties. However, we cannot be certain that the conduct of our business does not and will not infringe, misappropriate or otherwise violate such rights. Moreover, our acquisition targets and other businesses in which we may make strategic investments are often smaller or younger companies with less robust intellectual property clearance practices, and we may face challenges on the use of their trademarks and other proprietary rights.
If we are found to be infringing, misappropriating or otherwise violating a third party trademark, patent, copyright or other proprietary rights, we may need to obtain a license, which may not be available in a timely manner on commercially reasonable terms or at all, or redesign or rebrand our products, which may not be possible or result in a significant delay to market or otherwise have an adverse commercial impact. We may also be required to pay substantial damages or be subject to a court order prohibiting us and our customers from selling certain products or engaging in certain activities, which could therefore have a material adverse effect on our business, prospects, financial condition, results of operations and cash flows, as well as the trading price of our securities.
We may become party to intellectual property rights claims that are expensive and time consuming to defend, and, if resolved adversely, could have a significant impact on our business, financial condition or operating results.
From time to time we receive claims from third parties that allege that we have infringed upon their intellectual property rights. Further, from time to time we may introduce new products and services, including in areas where we currently do not operate, which could increase our exposure to patent and other intellectual property claims from competitors and non-practicing entities. In addition, some of our agreements with advertisers, platform partners, data partners, and licensees require us to indemnify them for certain intellectual property claims against them, which could require us to incur considerable costs in defending such claims, and may require us to pay significant damages in the event of an adverse ruling. Advertisers and platform partners may also discontinue use of our products and services as a result of injunctions or otherwise, which could result in loss of revenue and adversely impact our business.
Our intellectual property has and may continue to be infringed upon which could adversely affect our financial condition and our results of operations.
Our business is highly dependent upon our creativity, valuable brands, content and the resulting intellectual property. We believe our proprietary trademarks and other intellectual property rights are valuable to our continued success and our competitive position. The convergence of computing, communication and entertainment devices, increased broadband internet speed and penetration, increased availability and speed of mobile data transmission and increasingly sophisticated attempts to obtain unauthorized access to data systems have made the unauthorized digital copying and distribution of our content and other creative works easier and faster and protection and enforcement of intellectual property rights more challenging. The unauthorized distribution and access to content generally continues to be a significant challenge for intellectual property rights holders. Inadequate laws or weak enforcement mechanisms to protect intellectual property in one country can adversely affect the results of Forbes’ operations worldwide, despite Forbes’ efforts to protect its intellectual property rights. We are therefore susceptible to others imitating our brand and products and infringing our intellectual property rights, which could divert traffic, diminish the value of our brands and assets or otherwise adversely affect our revenues and our business. These developments require us to devote substantial resources to protecting our intellectual property against unlicensed use and present the risk of increased losses of revenue as a result of unlicensed distribution of our content. Although we vigorously defend our intellectual property rights, we may not be able to successfully protect our proprietary rights from infringement, especially in foreign countries where the laws do not protect intellectual property rights to the same extent the laws of the United States do. Litigation to defend our intellectual property also diverts the time and resources of management, regardless of the merits of the claim. There can be no assurance that we would prevail in any litigation relating to our intellectual property. Furthermore, COVID-19 may increase incentives and opportunities to access content in unauthorized ways, as negative economic conditions coupled with a shift in government priorities could lead to less enforcement.
Some of our services contain open source software, which may pose particular risks to our proprietary software, products, and services in a manner that could have a negative effect on our business.
We use open source software in our products and services and will use open source software in the future. In addition, we contribute software source code to open source projects, and anticipate doing so in the future. The terms of many open source licenses to which we are subject have not been interpreted by U.S. or foreign courts, and there is a risk that open source software licenses could be construed in a manner that imposes unanticipated conditions or restrictions on our ability to provide or distribute our products or services. Additionally, we may from time to time face claims from third parties claiming ownership of, or demanding release of, the open source software or derivative works that we developed using such software, which could include our proprietary source code, or otherwise seeking to enforce the terms of the applicable open source license. These claims could result in litigation and could require us to make our software source code freely available, purchase a costly license or cease offering the implicated products or services unless and until we can re-engineer them to avoid infringement. This re-engineering process could require significant additional research and development resources, and we may not be able to complete it successfully. In addition to risks related to license requirements, use of certain open source software can lead to greater risks than use of third-party commercial software, as open source licensors generally do not provide warranties or controls on the origin of software. Additionally, because any software source code we contribute to open source projects is publicly available, our ability to protect our intellectual property rights with respect to such software source code may be limited or lost entirely, and we may be unable to prevent our competitors or others from using such contributed software source code. Any of these risks could be difficult to eliminate or manage, and, if not addressed, could have a negative effect on our business, financial condition and operating results.
Our business is subject to complex and evolving U.S. and foreign laws and regulations. These laws and regulations are subject to change and uncertain interpretation, and could result in claims, changes to our business practices, monetary penalties, temporary or permanent restraining orders and injunctions, increased cost of operations or declines in traffic growth and engagement with our brands and content, or otherwise harm our business.
We are subject to a variety of laws and regulations in the United States and abroad that involve matters central to our business, including privacy, rights of publicity, data protection, content regulation, intellectual property (copyright, trademark and patent), libel and defamation, labor and employment, competition, protection of minors, consumer protection and taxation. Many of these laws and regulations are subject to constant legislative or administrative review and modification. Additionally, many of these laws and regulations are still being tested in courts and could be interpreted or applied in ways that could harm our business, particularly in the rapidly evolving industry in which we operate. The introduction of new products or services may subject us to additional laws and regulations. In addition, foreign data protection, privacy, libel and defamation, consumer protection, content regulation and other laws and regulations are often more restrictive than those in the United States. In particular, the European Union and its member states traditionally have taken broader views as to types of data that are subject to privacy, content and data protection, and have imposed greater legal obligations on companies in this regard. A number of proposals are pending before federal, state and foreign legislative and regulatory bodies that could significantly affect our business.
The U.S. government, including the Federal Trade Commission (the “FTC”), and the Department of Commerce, has announced that it is reviewing the need for greater regulation for the collection of information concerning user behavior on the Internet, including regulation aimed at restricting certain online tracking and targeted advertising practices. There have been a number of recent legislative proposals in the United States, at both the federal and state level that would impose new obligations in areas such as privacy, consent and data protection. There have also been various Congressional and executive efforts to eliminate or modify Section 230 of the Communications Act of 1934, enacted as part of the Communications Decency Act of 1996. President Biden and many Members of Congress from both parties support reform or repeal of Section 230, so the possibility of Congressional action remains. If Congress revises or repeals Section 230 or the FCC adopts rules, we may no longer be afforded the same level of protection offered by Section 230. Additionally, recent amendments to U.S. patent laws may affect the ability of companies, including us, to defend against claims of patent infringement.
We currently allow use of our website and applications without the collection of extensive personal information. We may experience additional pressure to expand our collection of personal information in order to comply with new and additional regulatory demands or we may independently decide to do so. Having additional personal information may subject us to additional regulation. Further, it is difficult to predict how existing laws and regulations will be applied to our business and the new laws and regulations to which we may become subject, and it is possible that they may be interpreted and applied in a manner that is inconsistent with our practices. These existing and proposed laws and regulations can be costly to comply with and can delay or impede the development of new content, products and services, result in negative publicity, significantly increase our operating costs, require significant time and attention of management and technical personnel and subject us to inquiries or investigations, claims or other remedies, including fines or demands that we modify or cease existing business practices.
Additionally, our operations in non-U.S. jurisdictions are in many cases subject to the laws of the jurisdictions in which they operate rather than U.S. law. Laws in some jurisdictions differ in significant respects from those in the U.S. These differences can affect our ability to react to changes in our business, and our rights or ability to enforce rights may be different than would be expected under U.S. law. Moreover, enforcement of laws in some overseas jurisdictions can be inconsistent and unpredictable, which can affect both our ability to enforce our rights and to undertake activities that we believe are beneficial to our business. In addition, the business and political climate in some jurisdictions may encourage corruption, which could reduce our ability to compete successfully in those jurisdictions while remaining in compliance with local laws or U.S. anti-corruption laws applicable to our businesses. As a result, our ability to generate revenue and our expenses in non-U.S. jurisdictions may differ from what would be expected if U.S. law governed these operations.
Further, new laws and regulations, changes in existing laws and regulations or the interpretation of them, our introduction of new content, features and services, or an extension of our business into new areas, could increase our future compliance costs, make our content, features and services less attractive to our traffic or advertisers, or cause us to change or limit our business practices. We may incur substantial expenses to comply with laws and regulations or defend against a claim that we have not complied with them. Further, any failure on our part to comply with any relevant laws or regulations may subject us to significant civil or criminal liabilities, penalties and negative publicity.
Evolving privacy and information security laws and regulations may impair our ability to market to consumers.
Forbes’ consumer database includes first-party data that is used to market our products to our customers. In select circumstances, we share certain first-party data with third parties that fulfill campaigns on behalf of advertising and marketing clients and partners. As public awareness increases and shifts to data gathering and usage, privacy rights, and data protection, new laws and regulations may be passed or existing laws and regulations may be amended in ways that would limit our collection and use of certain categories of data. Congress, the Federal Trade Commission, and state attorneys general continue to initiate investigations into the collection and use of consumer data, often with a focus on the advertising industry.

These investigations could lead to new transparency requirements, consumer controls, and other restrictions, and require ongoing review of new technologies and methods for delivering content and advertising to ensure that all new products and advertising services comply with all of the regulatory requirements imposed at the state, federal, and international level. In addition to the changing regulatory landscape, new privacy controls implemented by platforms such as Facebook, Google, and Apple will limit our ability to access and use data from consumers through those platforms, which we rely on for both digital advertising and mobile marketing.
Currently, we must comply with increasingly complex and rigorous, and sometimes conflicting, regulatory standards enacted to protect business and personal data in the U.S., Europe, and elsewhere. For example, the European Union (E.U.) adopted the General Data Protection Regulation (the GDPR), which became effective on May 25, 2018; and California passed the California Consumer Privacy Act (the CCPA), which became effective on January 1, 2020. These laws impose additional obligations on companies regarding the handling of personal data and provide certain individual privacy rights to persons whose data is processed. If we do not comply with our obligations under the GDPR, we could be exposed to fines and penalties, which under the GDPR could be as high as the greater of €20 million or 4 percent of our total global annual revenue in the event of a significant breach. In addition, we may be the subject of litigation or adverse publicity, which could negatively affect our business, financial condition, and results of operations. Similarly, the CCPA provides for civil penalties for violations, as well as a private right of action for data breaches that is expected to increase data breach litigation.
Additionally, legal challenges in Europe to the mechanisms allowing companies to transfer personal data from the European Economic Area (EEA) to the U.S. could result in further limitations on the ability to transfer personal data across borders, particularly if governments are unable or unwilling to reach new or maintain existing agreements that support cross-border data transfers.
Specifically, on July 16, 2020, the Court of Justice of the E.U. invalidated Decision 2016/1250 on the adequacy of the protection provided by the EU-U.S. Privacy Shield Framework. We are certified under the EU-U.S. Privacy Shield Framework but will not be able to rely on it in the future, which could increase our costs and limit our ability to process personal data from the E.U. The same decision also casts doubt on the ability to use one of the primary alternatives to the Privacy Shield, namely, the European Commission’s Standard Contractual Clauses, to lawfully transfer personal data from Europe to the U.S. and most other countries. At present, there are few, if any, viable alternatives to the Privacy Shield and the Standard Contractual Clauses. Further, the U.K.’s exit from the E.U., commonly referred to as Brexit, has created uncertainty with regard to data protection regulation in the United Kingdom (U.K.), including with respect to data transfers from the EEA to the U.K.
Compliance with existing, proposed, and recently enacted laws (including implementation of the privacy and process enhancements called for under GDPR and CCPA) and regulations can be costly and time consuming, and any failure to comply with these regulatory standards could subject us to legal and reputational risks. In addition, all 50 states have security breach notification laws that generally require a business to give notice to consumers and (in some cases) government agencies when certain information has been accessed or acquired by an unauthorized party due to a security breach.
Misuse of or failure to secure personal information could result in violation of data privacy laws and regulations, proceedings against the Company by governmental entities or others, imposition of fines by governmental authorities, and damage to our reputation and credibility and could have a negative impact on revenues and profits.
From time to time, we may be subject to legal proceedings, regulatory disputes, and governmental investigations that could cause us to incur significant expenses, divert our management’s attention, and materially harm our business, financial condition, and operating results.
From time to time, we may be subject to claims, lawsuits (including class actions), government investigations, arbitrations and other proceedings involving competition and antitrust, intellectual property (including copyright, trademark and patent), privacy, defamation, consumer protection, securities, tax, labor and employment, commercial disputes, and other matters that could adversely affect our business operations and financial condition. In addition, our contributor network and licensees publish content under the Forbes name. While we take precautions to vet our Forbes contributors and licensees, we may become subject to claims based upon the publication of content or other actions taken by such contributors and licensees. As a result, we have faced and will continue to face claims relating to our content that is published or made available through our websites and applications, or through third-party platforms or services. In particular, the nature of our business exposes us to claims related to defamation, intellectual property rights (including copyright, trademark and patent), rights of publicity and privacy and FTC regulation. The outcome of any legal proceeding, regardless of its merits, is inherently uncertain. Pending or future legal proceedings could result in a diversion of management’s attention and resources and reputational harm to our brand, and we may be required to incur significant expenses defending against these claims or pursuing claims against third parties to protect our rights. If we do not prevail in litigation, we could incur substantial liabilities. We may also determine in certain instances that a settlement may be a more cost- effective and efficient resolution for a dispute.
Where risk of loss is probable and we can make a reasonable estimate of the liability relating to pending litigation, we record a related liability. As additional information becomes available, we assess the potential liability and revise estimates as appropriate. However, because of uncertainties relating to litigation, the amount of our estimates could be wrong as determining reserves for pending legal proceedings is a complex, fact-intensive process that is subject to judgment calls. The results of legal and regulatory proceedings cannot be predicted with certainty. There can be no assurance that our expectations will prove correct, and even if these matters are resolved in our favor or without significant cash settlements, these matters, and the time and resources necessary to litigate or resolve them, could harm our business. If we incur costs or liability as a result of these events occurring, our business, financial condition and operating results could be adversely affected. Liability may also impact our insurance premiums as well as our ability to obtain or maintain insurance coverage. Further, any adverse determination related to legal proceedings or a settlement agreement could require us to change our technology or our business practices in costly ways, prevent us from offering certain products or services, require us to pay monetary damages, fines, or penalties, or require us to enter into royalty or licensing arrangements, and could adversely affect our operating results and cash flows, harm our reputation, or otherwise negatively impact our business.
Forbes is subject to certain U.S. and foreign anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations. Forbes can face serious consequences for violations.
Among other matters, U.S. and foreign anti-corruption, anti-money laundering, export control, sanctions and other trade laws and regulations (“Trade Laws”) prohibit companies and their employees, agents, legal counsel, accountants, consultants, contractors and other partners from authorizing, promising, offering, providing, soliciting or receiving directly or indirectly, corrupt or improper payments or anything else of value to or from recipients in the public or private sector.
Forbes has direct or indirect interactions with officials and employees of government agencies or government-affiliated organizations, including outside of the United States. Forbes can be held liable for the corrupt or other illegal activities of Forbes’ personnel, agents or partners, even if Forbes does not explicitly authorize or have prior knowledge of such activities. Forbes’ operations are subject to the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), which prohibits, among other things, U.S. companies and their employees and agents from authorizing, promising, offering or providing, directly or indirectly, corrupt or improper payments or anything else of value to foreign government officials, employees of public international organizations and foreign government-owned or affiliated entities, candidates for foreign political office, and foreign political parties or officials thereof. There is no certainty that all of Forbes’ employees, agents, suppliers, manufacturers, contractors or collaborators, or those of Forbes’ affiliates, will comply with all applicable laws and regulations, particularly given the high level of complexity of these laws.
Violations of Trade Laws could result in fines, criminal sanctions against Forbes, Forbes’ officers or Forbes’ employees, the closing down of facilities, including those of Forbes’ suppliers and manufacturers, requirements to obtain export licenses, cessation of business activities in sanctioned countries, implementation of compliance programs and prohibitions on the conduct of Forbes’ business. Such violations could also result in prohibitions on Forbes’ ability to offer Forbes’ products in one or more countries as well as difficulties in manufacturing or continuing to develop Forbes’ products, and could materially damage Forbes’ reputation, Forbes’ brand, Forbes’ ability to attract and retain employees, and Forbes’ business, prospects, operating results and financial condition.

Our digital content business involves risks of liability claims for media content, which could adversely affect our business, financial condition or results of operations.
As a distributor of media content, we may face potential liability for:
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defamation;

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invasion of privacy;

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negligence;

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copyright or trademark infringement; and

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other claims based on the nature and content of the materials distributed.

These types of claims have been brought, sometimes successfully, against broadcasters, publishers, online providers and other disseminators of media content. We could also be exposed to liability in connection with material available through our websites. Any imposition of liability that is not covered by insurance or is in excess of insurance coverage could have a material adverse effect on us. In addition, measures to reduce our exposure to liability in connection with material available through our websites could require us to take steps that would substantially limit the attractiveness of our websites and/or their availability in various geographic areas, which would negatively affect their ability to generate revenues.
Some of our employees are unionized, and our business and results of operations could be adversely affected if labor agreements were to further restrict our ability to maximize the efficiency of our operations.
As of October 31, 2021, approximately 19% of our U.S.-based employees were unionized as a part of NewsGuild. As a result, we are required to negotiate the wage, benefits and other terms and conditions of employment with these employees collectively. Our results could be adversely affected if future labor negotiations or contracts were to further restrict our ability to maximize the efficiency of our operations, or if a larger percentage of our workforce were to be unionized. If we are unable to negotiate labor contracts on reasonable terms, or if we were to experience labor unrest or other business interruptions in connection with labor negotiations or otherwise, our ability to produce and deliver our products could be impaired. In addition, our ability to make adjustments to control compensation and benefits costs, change our strategy or otherwise adapt to changing business needs may be limited by the terms and duration of our collective bargaining agreements.
Risks Related to Laws and Regulations in China
PRC governmental authorities’ significant oversight and discretion over the business operations of Forbes’ joint venture in mainland China and potential for oversight and discretion over certain of Forbes’ business operations located in Hong Kong could adversely affect Forbes’ or its joint venture’s business, financial condition and results of operations.
Forbes Venture Investments Limited, a wholly-owned subsidiary of Forbes, owns a 30% interest in a joint venture based in Hong Kong and organized under the laws of the BVI (the “Joint Venture”). The Joint Venture operates a media and networking business in China through a wholly-owned subsidiary incorporated under the laws of the PRC (the “PRC Entity”). The Joint Venture primarily engages in the hosting of conferences and events and the creation and distribution of content via forbeschina.com and Forbes China magazine, both of which are hosted and published in Hong Kong. The PRC Entity is not profitable, and Forbes does not report any revenue generated by the Joint Venture as part of its revenues. Forbes’ share of the Joint Venture’s loss represented less than 1% of its other income (expense), net for the year ended December 31, 2021.
Furthermore, Forbes has two operating subsidiaries in Hong Kong: Forbes IP (HK) Limited and Forbes Business Development Limited (HK). Forbes IP (HK) Limited holds the right to license to third parties the right to use the Forbes name solely outside of the United States and regularly enters into these licenses in the ordinary course of business. Forbes IP (HK) Limited’s sole source of revenue is the collection of fees and royalties associated with such licenses. Forbes IP (HK) Limited does not have any employees and does not contribute material revenue to the overall business of Forbes and its subsidiaries. Forbes

Business Development Limited (HK) conducts digital editorial and sales operations for Forbes Asia, a Singapore subsidiary of Forbes that is engaged in publishing the Forbes Asia magazine and producing events in Pan-Asia. Forbes Business Development Limited (HK) has seven employees based in Hong Kong, incurs operating expenses that are not material to Forbes and its subsidiaries and does not generate any revenue.
These business operations in mainland China and Hong Kong are subject to various regulations of the PRC and Hong Kong, respectively, that are generally applicable to companies that conduct business in mainland China and Hong Kong, including with respect to intellectual property protection, data privacy, taxation, media laws and employment. The PRC Entity’s ability to pay dividends to the Joint Venture is also subject to certain restrictions or requirements of governmental authorities PRC, including that (i) the PRC Entity may pay dividends only out of its accumulated after-tax profits upon satisfaction of relevant statutory conditions and procedures, if any, determined in accordance with Chinese accounting standards and regulations; (ii) the PRC Entity is required to complete certain procedural requirements related to foreign exchange control in order to make dividend payments in foreign currencies; and (iii) a withholding tax, at the rate of 10% or lower, is payable by the PRC Entity upon dividend remittance. Distributions from the PRC Entity have not historically been made and are not expected to be made in the near term. Capital contributions by the Joint Venture to the PRC Entity are also subject to regulation and clearance by PRC authorities.
While the Joint Venture’s business operations in the PRC are not currently subject to any adverse regulatory actions (other than the restrictions on intracompany transfers described in the immediately preceding paragraph), there is no assurance that PRC governmental authorities will not, in the future, release regulations or policies that could adversely affect the Joint Venture’s operations in the PRC or seek to intervene or influence such operations at any time, considering the PRC government’s significant oversight and discretion over the PRC Entity’s business, which could result in a material adverse change in the PRC Entity’s results of operations. In addition, as a foreign invested enterprise, the PRC Entity is subject to greater regulatory scrutiny than purely domestic PRC companies. and its ability to accept foreign investment may be significantly limited or completely hindered. If the Joint Venture’s business operations in the PRC were to become adversely affected by any new laws or regulations or new interpretations of existing laws and regulations, Forbes’ results of operations could also be adversely affected.
In addition, Forbes believes that its business operations in Hong Kong are not subject to any PRC laws and that therefore the PRC government currently does not exert direct oversight over the manner in which Forbes’ or the Joint Venture’s business in Hong Kong is conducted. However, because of the PRC government’s significant oversight authority over the conduct of business in Hong Kong generally, there can be no assurance that the PRC government will not, in the future, seek to affect operations of any Hong Kong-based or incorporated company with any level of operations in Hong Kong, or that Forbes’ business in Hong Kong will not be subject to such direct influence or intervention in the future.
If Forbes’ or the Joint Venture’s business operations in Hong Kong were to become subject to oversight, discretion or control by PRC regulatory authorities due to changes in laws or other unforeseeable reasons, Forbes or the Joint Venture may be required to adjust or modify their business operations in the PRC or Hong Kong and/or incur increased taxes and/or costs necessary to comply with such laws and regulations or penalties for any failure to comply.
The PRC legal system is evolving rapidly, and the interpretation and enforcement of PRC laws and regulations involve significant uncertainties.
The PRC legal system is a civil-law system based on written statutes. Unlike the common-law system, prior court decisions under the civil-law system may be cited for reference but have limited precedential value, which has led to uncertainty and inconsistency in the interpretation and enforcement of many laws. Uncertainties also exist with respect to new legislation or proposed changes in the PRC regulatory requirements as the PRC legal system is evolving rapidly. The interpretations of many laws and regulations may contain inconsistencies, and the enforcement of these laws, regulations and rules involves uncertainties. In addition, laws and regulations can change quickly with limited advance notice. From time to time, we may have to resort to administrative and court proceedings to enforce our legal rights. Because PRC administrative and court authorities have significant discretion in interpreting and implementing statutory provisions and contractual terms, it may be difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy. Such uncertainty towards our contractual, property and procedural rights and legal obligations could adversely affect our business and impede our ability to grow our business. In addition, the regulatory uncertainties may be exploited through unmerited or frivolous legal actions or threats in attempts to extract payments or benefits from us.
The permission or approval of Chinese governmental authorities may be required in connection with the Business Combination or issuance of securities to foreign investors.
As of the date of this proxy statement, there is no law or regulation in the HKSAR or the PRC that explicitly requires Magnum Opus to obtain any permission or approval from any Chinese governmental authorities in order to conduct its business, pursue and consummate an initial business combination and issue securities in connection with an initial business combination, including to PIPE investors. However, because Magnum Opus’s executive offices are located in Hong Kong, it faces legal and operational risks relating to its operations in Hong Kong, which primarily arise from the following: (i) PRC governmental authorities have significant oversight and control over China-based companies’ ability to offer securities to and accept investment from foreign investors and may exert more control over offerings conducted overseas by and foreign investment in China-based issuers; (ii) PRC government authorities may seek to intervene or influence such companies’ operations at any time that the government deems appropriate to further its regulatory, political and societal goals; (iii) the complex and evolving nature of the PRC legal system; (iv)  PRC laws and regulations can change quickly with limited advance notice; and (v) uncertainties and inconsistencies regarding the interpretation and enforcement of PRC laws and regulations.
The PRC government has recently sought to exert more control and impose more restrictions on China-based companies raising capital offshore, and such efforts may continue or intensify in the future. For example, on December 24, 2021, the CSRC released the draft Administrative Provisions on the Offshore Listing and Securities Issuance of PRC-Based Companies and the draft Administrative Measures on the Filing of Offshore Listing and Securities Issuance of PRC-Based Companies for public comments through January 23, 2022 (collectively, the “CSRC Draft Rules”). Under the CSRC Draft Rules, PRC issuers that intend to list or offer securities on a foreign stock exchange through direct offshore listing (i.e., the listing of a PRC-incorporated company) or indirect offshore listing (i.e., the listing of an overseas company that meets the following conditions: (a) more than 50% of the revenue, profit, gross assets or net assets of the issuer in the last fiscal year originated from a PRC-incorporated company or companies, and (b) a majority of the issuer’s senior executives in charge of its business operations are PRC citizens or habitually reside in mainland China and the issuer’s business operations are mainly conducted or located in the PRC) shall complete a filing with the CSRC within three business days upon the issuer’s initial public filing of its listing application documents with the foreign stock exchange. Because all of Magnum Opus’s assets are placed in a trust account in the United States and less than a majority of its executive officers are PRC citizens or habitually reside in mainland China, Magnum Opus does not believe that the CSRC Draft Rules are applicable to the Business Combination. However, it is uncertain in what form, and when, the CSRC Draft Rules will be enacted. In addition, on December 28, 2021, the PRC government promulgated the amended Cybersecurity Review Measures (the “Cybersecurity Review Measures”), which came into effect on February 15, 2022. According to the Cybersecurity Review Measures, internet platform operators holding personal information of more than one million users and seeking to have their securities list on a stock exchange in a foreign country shall file for cybersecurity review with the Cybersecurity Review Office before the listing. Because neither Magnum Opus nor Forbes is a PRC-incorporated internet platform operator holding personal information of more than one million users, Magnum Opus does not believe that the Cybersecurity Review Measures are applicable to the Business Combination.
However, any adverse changes in the laws or regulations of the HKSAR or the PRC, or their interpretations, the adoption of unfavorable new laws or regulations, or any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could (i) result in a material adverse change in Magnum Opus’s operations; (ii) delay the consummation of an initial business combination and significantly limit or completely hinder Magnum Opus’s ability to offer securities to, or accept investment from, foreign investors, if it is required to obtain permission or approval in order to consummate an initial business combination or issue securities in connection with an initial business combination but is unable to do so in a timely manner; (iii) cause Magnum Opus to fail to consummate an initial business combination, issue securities in connection with an initial business combination or maintain listing on the NYSE, if permission or approval is required but it is unable to obtain such permission or approval, all of which could cause the value of Magnum Opus’s outstanding securities or securities that it may issue in the future to decline significantly or become worthless. If Magnum Opus consummated an initial business combination without having obtained the permission or approval that Chinese governmental authorities deem to be necessary, Magnum Opus may be subsequently required to obtain such permission or approval and, in extreme cases, become subject to fines and penalties, the details of which are unknown as currently no such permission or approval is required. In extreme cases where such permission or approval is retroactively required due to changes in laws and regulations, or their interpretations, or the adoption of new laws and regulations, Magnum Opus may also be required to unwind the business combination.
Although the audit reports included in this proxy statement are prepared by auditors who are currently inspected fully by the PCAOB, there is no assurance that future audit reports will be prepared by auditors that are completely inspected by the PCAOB. The securities of Magnum Opus or the post-combination company may be delisted under the HFCAA if the PCAOB is unable to inspect its auditors for three consecutive years after it is identified by the SEC as a Commission-Identified Issuer, or two consecutive years if the AHFCAA is enacted. The delisting of these securities, or the threat of these securities being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections deprives investors of the benefits of such inspections.
As part of a continued regulatory focus in the United States on access to audit and other information currently protected by national law, in particular PRC laws, the HFCAA was enacted on December 18, 2020. In essence, the HFCAA requires the SEC to prohibit securities of any foreign companies from being listed on a U.S. securities exchange or traded “over-the-counter” if a company retains a foreign accounting firm that cannot be inspected by the PCAOB for three consecutive years. On December 2, 2021, the SEC adopted final amendments implementing the disclosure and submission requirements under the HFCAA, pursuant to which the SEC will (i) identify an issuer as a “Commission-Identified Issuer” if the issuer has filed an annual report containing an audit report issued by a registered public accounting firm that the PCAOB has determined it is unable to inspect or investigate completely because of a position taken by the authority in the foreign jurisdiction, and (ii) impose a trading prohibition on the issuer after it is identified as a Commission-Identified Issuer for three consecutive years. The AHFCAA, which was passed by the U.S. Senate in June 2021, if enacted, would shorten the three-consecutive-year compliance period under the HFCAA to two consecutive years and, as a result, reduce the time before the trading prohibition against or delisting of such issuer’s securities.
In May 2021, the PCAOB issued a proposed Rule 6100, Board Determinations Under the HFCAA, for public comment. The proposed rule is related to the PCAOB’s responsibilities under the HFCAA, which, according to the PCAOB, would establish a framework for the PCAOB to use when determining, as contemplated under the HFCAA, whether the PCAOB is unable to inspect or investigate completely registered public accounting firms located in a foreign jurisdiction because of a position taken by one or more authorities in that jurisdiction. On September 22, 2021, the PCAOB adopted Rule 6100, which was subsequently approved by the SEC on November 5, 2021. On December 16, 2021, the PCAOB issued a report setting out a list of PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong that the PCAOB is unable to inspect or investigate completely because of positions taken by local authorities.
Marcum, Magnum Opus’s auditor, and Grant Thornton, which is Forbes’ current auditor and is expected to be the auditor of the post-combination company, are both headquartered in the United States. Although Magnum Opus’s executive offices are based in Hong Kong and Forbes has limited operations in mainland China and Hong Kong, Marcum and Grant Thornton are currently inspected by the PCAOB. Nonetheless, if any laws or regulations of the PRC or the HKSAR relating to the PCAOB’s access to auditor files were to apply to Magnum Opus, the Joint Venture or Forbes’s Hong Kong subsidiaries, or if the post-combination company engages an auditor headquartered in mainland China and Hong Kong, then the PCAOB may be unable to inspect or investigate completely such auditors, which could cause the SEC to designate Magnum Opus or the post-combination company as a Commission-Identified Issuer and result in the company’s securities being delisted or prohibited from being traded “over-the-counter” after the company has been so designated for three consecutive years, or two consecutive years if the AHFCAA is enacted. Such a delisting, or the threat of such securities being delisted, could cause the value of these securities to decline significantly or become worthless and materially and adversely impair shareholders’ ability to sell the securities.
In addition, inspections of other auditors conducted by the PCAOB outside mainland China and Hong Kong have at times identified deficiencies in those auditors’ audit procedures and quality control procedures. The PCAOB’s inability to completely inspect or investigate an auditor prevents it from fully evaluating the audits and quality control procedures, which could deprive investors the benefits of PCAOB inspections and cause potential investors to lose confidence in the quality and reported information of the company’s financial statements.
Risks Related to the Company and the Business Combination
The process of taking a company public by means of a business combination with a special purpose acquisition company is different from taking a company public through an IPO and may create risks for our unaffiliated investors.
An IPO involves a company engaging underwriters to purchase its shares and resell them to the public. An underwritten offering imposes statutory liability on the underwriters for material misstatements or omissions contained in the registration statement unless they are able to sustain the burden of proving that they did not know and could not reasonably have discovered such material misstatements or omissions. This is referred to as a “due diligence” defense and results in the underwriters undertaking a detailed review of an IPO company’s business, financial condition and results of operations. Going public via a business combination with a SPAC does not involve any underwriters and may therefore result in less careful vetting of information that is presented to the public.
In addition, going public via a business combination with a SPAC does not involve a bookbuilding process as is the case in an IPO. In any IPO, the initial value of a company is set by investors, who indicate the price at which they are prepared to purchase shares from the underwriters. In the case of a business combination involving a SPAC, the value of the target company is established by means of negotiations between the target company and the SPAC. The process of establishing the value of a target company in a SPAC business combination may be less effective than an IPO bookbuilding process and also does not reflect events that may have occurred between the date of the business combination agreement and the Closing. In addition, while IPOs are frequently oversubscribed, resulting in additional potential demand for shares in the aftermarket following the IPO, there is no comparable process of generating investor demand in connection with a business combination between a target company and a SPAC, which may result in lower demand for our securities after the Closing, which could, in turn, decrease liquidity and trading prices as well as increase trading volatility.
We may not have sufficient funds to consummate the Business Combination.
As of December 31, 2021, we had cash of $482,651 held outside of the Trust Account to fund our working capital requirements. If we are required to seek additional capital, we will need to borrow funds from our Sponsor, directors, officers or other third parties, or we may be forced to liquidate. None of such persons is under any obligation to advance funds to us in such circumstances. In addition, any such advances would be repaid only from funds held outside the Trust Account or from funds released to us upon completion of the Business Combination. If we do not have sufficient funds available to consummate the Business Combination, we will be forced to cease operations and liquidate the Trust Account.
The Business Combination remains subject to conditions that we cannot control, and if such conditions are not satisfied or otherwise waived, the Business Combination may not be consummated.
The Business Combination is subject to a number of conditions, such as (i) the accuracy of representations and warranties to various standards, from no material qualifier to a material adverse effect qualifier; (ii) material compliance with pre-closing covenants; (iii) no material adverse effect both for the Company and the target companies; (iv) the delivery of customary closing certificates; (v) the filing of a Notification and Report Form with the FTC and the Antitrust Division under the HSR Act and the expiration or termination of any applicable waiting period (including any extensions) thereunder, if required; (vi) the absence of a legal prohibition on consummating the transactions; (vii) approval by the Company’s shareholders; (viii) approval of a listing application on the NYSE for newly issued shares; (ix) the Company having at least $5,000,001 of net tangible assets remaining after redemption; and (x) the amount of cash in the Trust Account following redemptions and the proceeds from the Private Placement equaling or exceeding $400,000,000 in the aggregate. There are no assurances that all conditions to the Business Combination will be satisfied or that the conditions will be satisfied in the expected time frame. If the conditions to the Business Combination are not met (and are not waived, to the extent available), either we or the Sellers (as applicable) may, subject to the terms and conditions of the Business Combination Agreement, terminate the Business Combination Agreement. See the section of this proxy statement titled “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement — Termination and Effect of Termination.”
We may be subject to securities class action and derivative lawsuits, which could result in substantial costs and may delay or prevent the Business Combination from being completed.
Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into agreements similar to the Business Combination Agreement or similar agreements. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on our liquidity and financial condition. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting the consummation of the Business Combination, that injunction may delay or prevent the Business Combination from being completed. Currently, we are not aware of any securities class action lawsuits or derivative lawsuits being filed in connection with the Business Combination.
If we are unable to complete the Business Combination or another business combination by March 25, 2023, and we are unable, or elect not, to seek an extension of such time period, we will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares and, subject to the approval of our remaining shareholders and the Board, dissolving and liquidating. In such event, Public Shareholders may only receive $10.00 per share (or less than such amount in certain circumstances).
If we are unable to complete the Business Combination or another business combination within the required time period and we are unable, or elect not, to seek an extension of such time period, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, liquidate and dissolve, subject, in the case of clauses (ii) and (iii), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In such case, Public Shareholders may only receive $10.00 per share (or less than $10.00 per share in certain circumstances where a third party brings a claim against us that our Sponsor is unable to indemnify (as described herein)), and our warrants will expire worthless.
In addition, we cannot assure you that we will properly assess all claims that may be potentially brought against us. As a result, our shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more). Accordingly, we cannot assure you that third parties will not seek to recover from our shareholders amounts owed to them by us.
If the Business Combination is not completed, potential target businesses may have leverage over our company in negotiating a business combination; our ability to conduct due diligence on a business combination as we approach March 25, 2023 may decrease; and we may have insufficient working capital to continue to pursue potential target businesses, each of which could undermine our ability to complete a business combination on terms that would produce value for our shareholders.
Any potential target business with which we enter into negotiations concerning an initial business combination will be aware that we must complete an initial business combination by March 25, 2023, unless we amend our existing articles of association to extend the time to consummate an initial business combination. Consequently, if we are unable to complete this Business Combination, a potential target business may obtain leverage over us in negotiating an initial business combination. This risk will increase as we get closer to the time frame described above. In addition, we may have limited time to conduct due diligence and may enter into an initial business combination on terms that we would have rejected upon a more comprehensive investigation. Additionally, we may have insufficient working capital to continue the efforts to pursue a business combination.
If third parties bring claims against us, the proceeds held in the Trust Account could be reduced and the per-share redemption or liquidation amount received by shareholders may be less than $10.00 per share.
Our placing of funds in the Trust Account may not protect those funds from third-party claims against us. Although we have obtained waiver agreements from certain vendors, service providers and prospective target businesses whereby such parties have waived any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they or other parties who did not execute such waivers will not seek recourse against the Trust Account. Furthermore, there is no guarantee that a court will uphold the validity of such agreements. Accordingly, the proceeds held in the Trust Account could be subject to claims that could take priority over those of our Public Shareholders. Consequently, you may receive less than $10.00 per share in connection with any redemption of your Public Shares.
In the event of the liquidation of the Trust Account upon the failure to consummate an initial business combination by March 25, 2023, our Sponsor has agreed to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company or (ii) any prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or Business Combination agreement to the extent necessary to ensure that such claims by a third party or the target do not reduce the amount of funds in the Trust Account to below the lesser of (a) $10.00 per Public Share and (b) the actual amount per share held in the Trust Account as of the date of the liquidation due to reductions in the value of the trust assets, less taxes payable, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act. However, we have not independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and have not asked our Sponsor to reserve for such indemnification obligations. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. If our Sponsor is unable to satisfy its obligations or asserts that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors, in exercising their business judgment and subject to their fiduciary duties, may choose not to do so in any particular instance. As a result, if any such claims were successfully made against the Trust Account, the funds available for our business combination and redemptions could be reduced to less than $10.00 per Public Share. In such event, you would receive such lesser amount per share.
If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.
If, before distributing the proceeds in the Trust Account to our Public Shareholders, we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the Trust Account, the per-share amount that would otherwise be received by our shareholders in connection with our liquidation may be reduced.

Additionally, if we are forced to file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy and/or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover all amounts received by our shareholders. Because we intend to distribute the proceeds held in the Trust Account to Public Shareholders promptly after the expiration of the time period to complete a business combination, this may be viewed or interpreted as giving preference to Public Shareholders over any potential creditors with respect to access to or distributions from our assets. Furthermore, the Board may be viewed as having breached its fiduciary duties to our creditors and/or as having acted in bad faith by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors, thereby exposing itself and our company to claims of punitive damages. We cannot assure you that claims will not be brought against us for these reasons.
Our Sponsor, directors and officers have interests in the Business Combination that are different from, or are in addition to, the interests of other shareholders in recommending that shareholders vote in favor of approval of the Business Combination Proposal and approval of the other proposals described in this proxy statement.
When considering our Board’s recommendation that our shareholders vote in favor of the approval of the Business Combination Proposal, our shareholders should be aware that our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, the interests of our shareholders, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate. Our directors (other than Sammy Hsieh, our independent director, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest described below) were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
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the fact that IWM is one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board paid an aggregate of $25,000 for 5,000,000 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($9.96) and low ($9.94) prices for the Public Shares on the NYSE on February 15, 2022, the value of the Founder Shares would be $49,750,000;

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the fact that our Sponsor paid an aggregate of approximately $6,000,000 for its 6,000,000 Private Warrants to purchase Class A ordinary shares and that such Private Warrants will expire worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($1.27) and low ($1.15) prices for the Public Warrants on the NYSE on February 15, 2022, the value of the Private Warrants would be $7,260,000;

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the fact that, given the differential in the purchase price that our Sponsor, officers, directors and the chairman of our advisory board paid for the Founder Shares and the purchase price that the Sponsor paid for the Private Warrants as compared to the price of the Public Shares and Public Warrants and the substantial number of Class A ordinary shares that the Sponsor and these individuals will receive upon conversion of the Founder Shares and Private Warrants, the Sponsor and these individuals can earn a positive return on their investment, even if Public Shareholders have a negative return on their investment;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

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the fact that our Sponsor, officers, directors and the chairman of our advisory board will lose their entire investment in us if an initial business combination is not consummated by March 25, 2023. Our

Sponsor, officers and directors and their affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the IPO;
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the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed to waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if we fail to complete an initial business combination by March 25, 2023;

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the continued right of our Sponsor to hold the Private Warrants and ordinary shares to be issued upon exercise of the Private Warrants following the Business Combination, subject to certain lock-up periods;

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in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by March 25, 2023, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per-public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

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the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

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the fact that we have entered into an investor rights agreement with our Sponsor, officers, directors and the chairman of our advisory board, which provides for registration rights to them and their permitted transferees; and

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the fact that, Jonathan Lin, our Chairman of the Board, Director and Chief Executive Officer and the holder of 100% of the voting securities of the Sponsor, will be a member of the New Forbes Board following the Closing and, therefore, in the future Mr. Lin could receive cash fees, share options or share-based awards that the New Forbes Board determines to pay to its non-executive directors.

The personal and financial interests of our Sponsor, directors and officers may have influenced their motivation in identifying and selecting Forbes and completing a business combination with Forbes, and may influence the operation of the post-combination company following the Business Combination by some of them.
The exercise of discretion by our directors and officers in agreeing to changes to the terms of or waivers of closing conditions in the Business Combination Agreement may result in a conflict of interest when determining whether such changes to the terms of the Business Combination Agreement or waivers of conditions are appropriate and in the best interests of our shareholders.
In the period leading up to the Closing, events may occur that would require us to agree to amend the Business Combination Agreement, to consent to certain actions taken by Forbes or to waive rights that we are entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of Forbes’ business, a request by Forbes to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on Forbes’ business and would entitle the Company to terminate the Business Combination Agreement. We may also agree to waive, in whole or in part, one or more of the conditions to our obligations to complete the Business Combination, to the extent permitted by our current memorandum and articles of association. In any of such circumstances, it would be in the discretion of the Company, acting through the Board, to grant its consent or waive its rights. The existence of the financial and personal interests of the directors described elsewhere in this proxy statement may result in a conflict of interest on the part of one or more of the directors between what he or she may believe is best for the Company and its shareholders and what he or she may believe is best for himself or herself or his or her affiliates in determining whether or not to take the requested action. As of the date of this proxy statement, we do not believe there will be any changes or waivers that our directors and officers would be likely to make after shareholder approval of the Business Combination has been obtained. While certain changes could be made without further shareholder approval, if there is a change to the terms of the Business Combination that would have a material impact on the shareholders, we will be required to circulate a new or amended proxy statement or supplement thereto and resolicit the vote of our shareholders with respect to the Business Combination Proposal.
The Board did not obtain a third-party fairness opinion in determining whether or not to proceed with the Business Combination.
The Board did not obtain a third-party fairness opinion in connection with its determination to approve the Business Combination. In analyzing the Business Combination, the Board and our management conducted due diligence on Forbes and researched the industry in which Forbes operates and concluded that the Business Combination was fair to and in the best interests of our shareholders. Accordingly, investors will be relying solely on the judgment of the Board and our management in valuing Forbes’ business, and the Board and our management may not have properly valued such business. The lack of a third-party fairness opinion may lead an increased number of our shareholders to vote against the proposed Business Combination or demand redemption of their Public Shares for cash, which could potentially impact our ability to consummate the Business Combination or materially and adversely affect the liquidity of the post-combination company.
The Business Combination may be completed, even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes.
In general, either we or Forbes may refuse to complete the Business Combination if certain types of changes or conditions that constitute a material adverse effect upon the other party occur between the signing date of the Business Combination Agreement and the planned closing. However, other types of changes do not permit either party to refuse to consummate the Business Combination, even if such change could be said to have a material adverse effect on us or Forbes, including the following events (except, in certain cases where the change has a disproportionate effect on a party):
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changes generally affecting the economy and the financial or capital markets;

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changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic);

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the outbreak or escalation of war or any act of terrorism, riots, material armed hostilities or natural disasters;

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changes in law or general conditions in the industry in which we or Forbes operates;

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changes in GAAP;

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the failure of a party to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction; or

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changes attributable to the public announcement or pendency of the Business Combination or the execution or performance of the Business Combination Agreement.

Furthermore, we or Forbes may waive the occurrence of a material adverse effect affecting the other party and consummate the Business Combination despite the occurrence of such event. If a material adverse effect occurs and the parties still consummate the Business Combination, the market trading price of our securities may suffer.
Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.
Satisfying the conditions to, and completion of, the Business Combination may take longer than, and could cost more than, we expect. Any delay in completing or any additional conditions imposed in order to complete the Business Combination may materially and adversely affect the benefits that we expect to achieve from the Business Combination.

Our Sponsor, directors or officers, Sellers or their respective affiliates may elect to purchase shares or Public Warrants from Public Shareholders, which could have a depressive effect on our securities and reduce our public “float” and the number of our round lot holders.
Our Sponsor, directors or officers, Sellers or their respective affiliates may purchase our Class A ordinary shares or Public Warrants in privately negotiated transactions or in the open market either prior to the completion of our Business Combination, although they are under no obligation to do so, or during a period when they are not then aware of any material nonpublic information regarding us or our securities. Such a purchase of Class A ordinary shares may include a contractual acknowledgment that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. They may also enter into transactions with other shareholders to provide them with incentives to acquire our Class A ordinary shares or vote their Class A ordinary shares in favor of the Business Combination Proposal. The purpose of such purchases and other transactions would be to increase the likelihood of approval of the Business Combination Proposal and other proposals, to satisfy closing conditions or to ensure that we have in excess of $5,000,001 of net assets to consummate the Business Combination if it appears that such requirement would otherwise not be met. Entering into any such arrangements may have a depressive effect on the Class A ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase Class A ordinary shares at a price lower than market and may therefore be more likely to sell the Class A ordinary shares he owns, either prior to or immediately after the Extraordinary General Meeting. In addition, if such purchases are made, the public “float” of the Class A ordinary shares following the Business Combination and the number of beneficial holders of Class A ordinary shares may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of Forbes securities on the NYSE or another national securities exchange or reducing the liquidity of the trading market for the Class A ordinary shares.
Our Public Shareholders will experience dilution as a consequence of, among other transactions, the issuance of Class A ordinary shares as consideration in the Business Combination and the Private Placement.
The issuance of the Class A ordinary shares in the Business Combination and in the Private Placement will dilute the equity interest of our existing shareholders and may adversely affect prevailing market prices for our Public Shares and/or Public Warrants. It is anticipated that, upon completion of the Business Combination, (assuming none of the Public Shareholders demand redemption pursuant to our current amended and restated memorandum and articles of association), (1) our existing Public Shareholders will retain an ownership interest of approximately 24.4% in the post-combination company, (2) the Forbes shareholders (without taking into account any public shares held by the Forbes shareholders prior to the consummation of the Business Combination or purchased in the Private Placement or the exercise by Forbes’ shareholders of appraisal rights) are expected to collectively own approximately 21.0% in the post-combination company, and (3) the Sponsor and other initial shareholders are expected to own approximately 5.8% in the post-combination company. This level of ownership interest assumes that no shares are appointed to be redeemed and does not take into account warrants to purchase Class A ordinary shares, which will remain outstanding immediately following the Business Combination. If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing shareholders in the post-combination company will be different. For more information, please see the sections titled “Summary — Impact of the Business Combination” and “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”
The following table shows all possible sources and the extent of dilution, pursuant to the exercise and conversion of Public and Private Warrants, that our shareholders who elect not to redeem their shares may experience in connection with the Business Combination, assuming no redemption, intermediate levels of redemption and maximum redemption scenarios:
	No Redemptions(1)%		10% Redemption(2)%		50% Redemption(3)%		75% Redemption(4)%		Maximum Redemption(5)%
Forbes Shareholders(6)	17,190,502	17.5%	19,190,502	19.6%	27,170,502	27.7%	32,150,502	32.8%	37,125,502	37.9%
Public Shareholders(7)	30,000,000	30.6%	28,000,000	28.5%	20,000,000	20.4%	15,000,000	15.3%	10,000,000	10.2%

	No Redemptions(1)%		10% Redemption(2)%		50% Redemption(3)%		75% Redemption(4)%		Maximum Redemption(5)%
Holders of Founder Shares(8)	10,800,000	11.0%	10,800,000	11.0%	10,800,000	11.0%	10,800,000	11.0%	10,800,000	11.0%
PIPE-related investors(9)	40,100,000	40.9%	40,100,000	40.9%	40,100,000	40.9%	40,100,000	40.9%	40,100,000	40.9%
Pro forma fully diluted ordinary shares at December 31, 2021	98,090,502	100.0%	98,090,502	100.0%	98,070,502	100.0%	98,050,502	100.0%	98,025,502	100.0%

(1)
Assumes that no Public Shares are redeemed.

(2)
Assumes that 2,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $20,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(3)
Assumes that 10,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $100,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(4)
Assumes that 15,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $150,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(5)
Assumes that 20,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $200,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(6)
Includes 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any members of Forbes’ management that he may designate, immediately following and contingent upon the Closing, as part of a transaction bonus. See “Director and Executive Compensation — Post-Business Combination Executive Compensation — Transaction Bonuses.” The number of ordinary shares issuable as consideration to Forbes shareholders increases as cash consideration payable to Forbes shareholders decreases, and higher transaction expenses results in lower cash consideration being payable to Forbes shareholders. The amount of cash fees payable by the Company to Cantor and Needham as capital market advisors varies depending on the level of redemptions, with lower redemptions resulting in higher cash fees and therefore lower cash consideration payable and more shares issuable to Forbes shareholders. Cantor will receive a fixed fee of $1,000,000 upon the Closing irrespective of redemptions and an additional $250,000 if less than 25% of the Public Shares are redeemed. Needham will receive a fee ranging from $600,000 (in the maximum redemptions scenario) to $1,000,000 (in the no redemption scenario) upon the Closing.

(7)
Includes 10,000,000 Public Warrants. Non-redeeming Public Shareholders could suffer additional dilution in their ownership and voting interest of the combined company upon exercise of the Public Warrants held by redeeming Public Shareholders who continue to hold these warrants, which could have an aggregate value of $12,700,000, based on the closing trading price per Public Warrant as of February 15, 2022.

(8)
Includes 4,300,000 Founder Shares held by the Sponsor, an aggregate of 500,000 Founder Shares held by Magnum Opus's officers, directors and the chairman of its advisory board and 6,000,000 Private Warrants. Excludes 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any member of Forbes’ management as he may designate, immediately following and contingent upon the Closing, as part of a transaction bonus.

(9)
Assumes the Private Placement is consummated in accordance with its terms for $400,000,000, with 40,000,000 shares of Class A ordinary shares issued to the PIPE Investors that will be re-designated as ordinary shares. Includes 100,000 ordinary shares (based on the assumed price of $10.00 per share) to be issued to satisfy fees related to the Private Placement. See “Proposal No. 1 — The Business Combination Proposal — Certain Engagements in Connection with the Business Combination and the Private Placement.”

The following table illustrates estimated ownership levels in the Company, immediately following the consummation of the Business Combination, based on the varying levels of redemptions by the Public Shareholders and the following additional assumptions and the potential impact of redemptions on the value, on a per-share basis, of the shares owned by non-redeeming Public Shareholders across varying levels of redemptions:
	No Redemptions(1)		10% Redemption(2)		50% Redemption(3)		75% Redemption(4)		Maximum Redemption(5)
	Shares	Value Per Share(6)	Shares	Value Per Share(6)	Shares	Value Per Share(6)	Shares	Value Per Share(6)	Shares	Value Per Share(6)
Base Scenario(7)	82,090,502	$10.00	82,090,502	$10.00	82,070,502	$10.00	82,050,502	$10.00	82,025,502	$10.00
Exercising Public Warrants(8)(11)	92,090,502	$8.91	92,090,502	$8.91	92,070,502	$8.91	92,050,502	$8.91	92,025,502	$8.91
Exercising Private Warrants(9)(11)	88,090,502	$9.32	88,090,502	$9.32	88,070,502	$9.32	88,050,502	$9.32	88,025,502	$9.32
Exercising Public and Private Warrants(10)(11)	98,090,502	$8.37	98,090,502	$8.37	98,070,502	$8.37	98,050,502	$8.37	98,025,502	$8.37

(1)
Assumes that no Public Shares are redeemed.

(2)
Assumes that 2,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $20,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(3)
Assumes that 10,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $100,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(4)
Assumes that 15,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $150,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(5)
Assumes that 20,000,000 Public Shares are redeemed for aggregate redemption payments of approximately $200,000,000, assuming a $10.00 per share redemption price and based on funds in the Trust Account as of December 31, 2021. The Business Combination Agreement includes a condition to the Closing that at the Closing having an amount of available cash from the PIPE Financing and the Trust Account, following payment to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000.

(6)
Based on a post-transaction equity value of approximately $820.9 million, $820.9 million, $820.7 million, $820.5  million, and $820.3 million under the No Redemptions, 10% Redemption, 50% Redemption, 75% Redemption, and Maximum Redemption scenarios, respectively.

(7)
Represents the post-Closing share ownership assuming various levels of redemption by Magnum Opus Public Shareholders

(8)
Represents the Base Scenario plus the full exercise of the 10,000,000 Public Warrants.

(9)
Represents the Base Scenario plus the full exercise of the 6,000,000 Private Warrants.

(10)
Represents the Base Scenario plus the full exercise of the 10,000,000 Public Warrants and the 6,000,000 Private Warrants.

(11)
Analysis does not account for exercise prices to be paid in connection with the exercise of warrants.

Our issuance of additional share capital in connection with financings, acquisitions, investments, our equity incentive plans or otherwise will dilute all other shareholders.
We expect to issue additional share capital in the future that will result in dilution to all other shareholders. For example, we expect to grant equity awards to key employees under our equity incentive plans, and we may also raise capital through equity financings in the future. As part of our business strategy, we may acquire or make investments in companies, solutions or technologies and issue equity securities of equal or senior rank to pay for such acquisitions or investments. Any such issuances of additional share capital may cause shareholders to experience significant dilution of their ownership interests and the per-share value and market price of our ordinary shares to decline.
Outstanding warrants of our company will become exercisable for ordinary shares of the post-combination company, which will result in dilution to our shareholders and increase the number of shares eligible for future resale in the public market.
Outstanding warrants to purchase an aggregate of 13,000,000 ordinary shares of the post-combination company will become exercisable on the later of 30 days after the Closing or 12 months from the consummation of the IPO. Each warrant entitles the holder thereof to purchase one such ordinary share at a price of $11.50 per whole share, subject to adjustment. Warrants may be exercised only for a whole number of ordinary shares. To the extent such warrants are exercised, additional ordinary shares will be issued, which will result in dilution to the then-existing holders of ordinary shares and increase the number of shares eligible for resale in the public market.
We may redeem your unexpired Public Warrants prior to their exercise at a time that is disadvantageous to you, thereby making your warrants worthless.
After the Closing, we will have the ability to redeem outstanding Public Warrants at a price of $0.01 per warrant if the closing price of the ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading-day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders, or at a price of $0.10 per warrant if the closing price of the ordinary shares equals or exceeds $10.00 per share but is less than $18.00 per share per share for any 20 trading days within a 30-trading-day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders. See the section of this proxy statement titled “Description of Securities — Warrants — Public Warrants” for more details. Redemption of the warrants could force you (i) to exercise your warrants and pay the exercise price therefor at a time when it may be disadvantageous for you to do so; (ii) to sell your warrants at the then-current market price when you might otherwise wish to hold your warrants; or (iii) to accept the nominal redemption price, which, at the time the outstanding warrants are called for redemption, is likely to be substantially less than the market value of your warrants. None of the Private Warrants will be redeemable by us so long as they are held by the Sponsor or its permitted transferees.
You will not be permitted to exercise your warrants unless we register and qualify the underlying ordinary shares or certain exemptions are available.
If the issuance of our ordinary shares upon exercise of the warrants is not registered, qualified or exempt from registration or qualification under the Securities Act and applicable state securities laws, holders of warrants will not be entitled to exercise such warrants and such warrants may have no value and expire worthless. In such event, holders who acquired their warrants as part of a purchase of units will have paid the full unit purchase price solely for the ordinary shares included in the units.
We have not registered the ordinary shares issuable upon exercise of the warrants under the Securities Act or any state securities laws at this time. However, under the terms of our warrant agreement, we have agreed that, as soon as practicable, but in no event later than 15 business days, after the Closing, we will use our commercially reasonable efforts to file with the SEC a registration statement covering the registration under the Securities Act of the ordinary shares issuable upon exercise of the warrants and thereafter will use our commercially reasonable efforts to cause the same to become effective within 60 business days following our initial business combination and to maintain a current prospectus relating to the ordinary shares issuable upon exercise of the warrants until the expiration of the warrants in accordance with the provisions of the warrant agreement. We cannot assure you that we will be able to do so if, for example, any facts or events arise that represent a fundamental change in the information set forth in the registration statement or prospectus, the financial statements contained or incorporated by reference therein are not current or correct or the SEC issues a stop order. If the ordinary shares issuable upon exercise of the warrants are not registered under the Securities Act, under the terms of the warrant agreement, holders of warrants who seek to exercise their warrants will not be permitted to do so for cash and, instead, will be required to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act or another exemption.
In addition, if our ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of “covered securities” under Section 18(b)(1) of the Securities Act, we may, at our option, not permit holders of warrants who seek to exercise their warrants to do so for cash and, instead, require them to do so on a cashless basis in accordance with Section 3(a)(9) of the Securities Act; in the event we so elect, we will not be required to file or maintain in effect a registration statement or register or qualify the shares underlying the warrants under applicable state securities laws, and in the event we do not so elect, we will use our commercially reasonable efforts to register or qualify the shares underlying the warrants under applicable state securities laws to the extent an exemption is not available.
In no event will we be required to net cash settle any warrant, or issue securities (other than upon a cashless exercise as described above) or other compensation in exchange for the warrants in the event that we are unable to register or qualify the shares underlying the warrants under the Securities Act or applicable state securities laws, if no exemption from registration or qualification is available.
We may amend the terms of the warrants in a manner that may be adverse to holders of Public Warrants with the approval by the holders of at least 50% of the then-outstanding Public Warrants. As a result, the exercise price of your warrants could be increased, the exercise period could be shortened and the number of Class A ordinary shares purchasable upon exercise of a warrant could be decreased, all without your approval.
Our warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder to cure any ambiguity or correct any defective provision, but requires the approval by the holders of at least 50% of the then-outstanding Public Warrants to make any change that adversely affects the interests of the registered holders of Public Warrants and, solely with respect to any amendment to the terms of the Private Warrants or any provision of the warrant agreement with respect to the Private Warrants, 50% of the then-outstanding Private Warrants. Accordingly, we may amend the terms of the Public Warrants in a manner adverse to a holder of Public Warrants if holders of at least 50% of the then-outstanding Public Warrants approve of such amendment. Although our ability to amend terms of the Public Warrants with the consent of at least 50% of the then-outstanding Public Warrants is unlimited, examples of such amendments could be amendments to, among other things, increase the exercise price of the warrants, convert the warrants into cash or shares, shorten the exercise period or decrease the number of ordinary shares purchasable upon exercise of a warrant.
There can be no assurance that we will be able to comply with the continued listing standards of the NYSE, or that the ordinary shares of the post-combination company will be approved for listing on the NYSE.
Our Class A ordinary shares, units and Public Warrants are currently listed on the NYSE. Our continued eligibility for listing may depend on, among other things, the number of our shares that are redeemed. We intend to apply to continue the listing of our Public Shares and Public Warrants on the NYSE. In order to continue listing our securities on the NYSE prior to the completion of the Business Combination, we must maintain certain financial, distribution and stock price levels. Generally, we must maintain a minimum market capitalization (generally $50,000,000) and a minimum number of holders of our securities (generally 300 public holders). Additionally, in order to continue to maintain the listing of our securities on the NYSE after the Business Combination, our stock price would generally be required to be at least $4.00 per share, we would be required to have a minimum market capitalization of at least $150 million and the aggregate market value of our publicly held shares must be at least $40 million, among other things. We cannot assure you that we will be able to meet these continued listing requirements.
If, after the Business Combination, the NYSE delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Public Share is a “penny stock,” which will require brokers trading in our shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

Further, if we were no longer listed on the NYSE, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.
A market for our securities may not develop or be sustained, which would adversely affect the liquidity and price of our securities.
Following the Business Combination, the price of our securities may fluctuate significantly due to the market’s reaction to the Business Combination and general market and economic conditions. An active trading market for our securities following the Business Combination may never develop or, if developed, may not be sustained. In addition, the price of our securities after the Business Combination may vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if the post-combination company’s securities are not listed on the NYSE and are quoted on the OTC Bulletin Board (an interdealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our securities may be more limited than if we were quoted or listed on the NYSE or another national securities exchange. You may be unable to sell your securities unless a market can be established or sustained.
The price of our securities may be volatile, and the value of our securities may decline.
The market price of our securities following the Business Combination may fluctuate substantially in response to various factors, some of which are beyond our control. These fluctuations could cause you to lose all or part of your investment in our securities, as you might be unable to sell these securities at or above the price you paid. Factors that could cause fluctuations in the trading price of our securities include the following:
•
actual or anticipated fluctuations in our financial condition or results of operations;

•
variance in our financial performance from the expectations of securities analysts;

•
changes in our projected operating and financial results;

•
changes in laws or regulations applicable to our business;

•
announcements by us or our competitors of significant business developments, acquisitions or new offerings;

•
sales of our securities by us, our shareholders or our warrant holders, as well as the anticipation of lockup releases;

•
significant breaches of, disruptions to or other incidents involving our information technology systems or those of our business partners;

•
our involvement in litigation;

•
conditions or developments affecting the industries in which we operate;

•
changes in senior management or key personnel;

•
the trading volume of our securities;

•
media coverage about us, our competitors or our industry;

•
positive or negative recommendations or withdrawal of research coverage by securities analysts;

•
general economic and market conditions; and

•
other events or factors, including those resulting from war, incidents of terrorism, global pandemics or responses to these events.

The price of our securities may not bear any relationship to the market price at which our securities will trade after the Business Combination or to any other established criteria of the value of our business and prospects, and we cannot predict the prices at which our securities will trade. In particular, there is no guarantee that the Public Warrants will ever be in the money prior to their expiration, and as such, the Public Warrants may expire worthless even if we are able to consummate the Business Combination.
If we do not meet the expectations of equity research analysts, if they do not publish research or reports about our business or if they issue unfavorable commentary or downgrade our securities, the price of our securities could decline.
The trading market for our securities will rely in part on the research and reports that equity research analysts publish about us and our business. The analysts’ estimates are based upon their own opinions and are often different from our estimates or expectations. If our results of operations are below the estimates or expectations of public market analysts and investors, the price of our securities could decline. Moreover, the price of our securities could decline if one or more securities analysts downgrade our securities or if those analysts issue other unfavorable commentary or cease publishing reports about us or our business.
Future resales of ordinary shares issued in connection with the Business Combination may cause the market price of our securities to drop significantly.
Following the completion of the Business Combination or thereafter, there may be a large number of our ordinary shares sold in the market. Shares held by our Public Shareholders are freely tradable, and shares held by the PIPE Investors will be freely tradable following effectiveness of the registration statement that we have agreed to file within 60 days after the completion of the Business Combination covering the resales of such shares. Further, we also expect that the Sellers and PIPE Investors will also be able to resell ordinary shares held by them under Rule 144 under the Securities Act (“Rule 144”) once one year has elapsed from the date that we file the Current Report on Form 8-K following the Closing that includes the required Form 10 information that reflects that we are no longer a shell company, or in a registered offering of securities pursuant to the Securities Act 12 months after the Closing. These sales could have the effect of increasing the volatility in the trading price of our securities or putting significant downward pressure on the price of our securities.
We do not intend to pay dividends for the foreseeable future, and as a result, your ability to achieve a return on your investment will depend on appreciation in the price of our securities.
We do not intend to pay any cash dividends in the foreseeable future, and any determination to pay dividends in the future will be at the discretion of our Board. In addition, following the consummation of the Business Combination, we will have no direct operations and no significant assets other than our ownership of Forbes. We will depend on Forbes for distributions, loans and other payments to generate the funds necessary to meet our financial obligations, including our expenses as a publicly traded company and to pay any dividends with respect to our ordinary shares. The financial condition and operating requirements of Forbes may limit our ability to obtain cash from Forbes and pay dividends to our shareholders. Accordingly, you may need to rely on sales of our securities after price appreciation, which may never occur, as the only way to realize any future gains on your investment.
We and Forbes will incur significant transaction and transition costs in connection with the Business Combination.
We and Forbes have both incurred and expect to incur significant nonrecurring costs in connection with consummating the Business Combination and operating as a public company following the consummation of the Business Combination. We and Forbes may also incur additional costs to retain key employees. All expenses incurred in connection with the Business Combination Agreement and the transactions contemplated thereby, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be for the account of the party incurring such fees, expenses and costs or paid by the Company following the Closing.

Subsequent to the completion of the Business Combination, the post-combination company may be required to take write-downs or write-offs, restructure its operations and incur impairment or other charges that could have a significant negative effect on its financial condition, results of operations and share price, which could cause you to lose some or all of your investment.
Although we have conducted extensive due diligence on Forbes, Magnum Opus cannot assure you that this diligence will surface all material issues that may be present in Forbes’ business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of Forbes’ business and outside of its control will not later arise. As a result of these factors, the post-combination company may be forced to later write down or write off assets, restructure its operations, or incur impairment or other charges that could result in its reporting losses. Even if our due diligence successfully identified certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be noncash items and would not have an immediate impact on the post-combination company’s liquidity, the fact that the post-combination company reports charges of this nature could contribute to negative market perceptions of our company or our securities. In addition, charges of this nature may cause the post-combination company to violate net worth or other covenants to which the post-combination company may be subject. Accordingly, any shareholders who choose to remain shareholders following the Business Combination could suffer a reduction in the value of their shares. Such shareholders are unlikely to have a remedy for such reduction in value.
We have no operating or financial history, and our results of operations and those of the post-combination company may differ significantly from the unaudited pro forma financial data included in this proxy statement.
We are a blank check company, and we have no operating history and no revenues. This proxy statement includes unaudited pro forma condensed combined and consolidated financial statements for the post-combination company. The unaudited pro forma condensed combined and consolidated statement of operations of the post-combination company combines the historical results of operations of the Company and Forbes as of and for the years ended December 31, 2020 and 2021. The unaudited pro forma condensed combined and consolidated balance sheet of the post-combination company combines the historical results of operations of the Company and Forbes as of and for the years ended December 31, 2020 and 2021. The unaudited pro forma condensed combined and consolidated balance sheet of the post-combination company combines the historical balance sheets of the Company and Forbes as of December 31, 2021 and gives pro forma effect to the Business Combination as if it had been consummated on that date. The historical financial information of Magnum Opus was derived from the unaudited condensed and consolidated financial statements of Magnum Opus as of December 31, 2021 and for the period from January 22, 2021 (inception) through December 31, 2021 and the audited financial statements of Magnum Opus as of January 26, 2021 and for the period from January 22, 2021 (inception) through January 26, 2021. The historical financial information of Forbes was derived from audited financial statements of Forbes as of December 31, 2020 and 2021 and for the years ended December 31, 2020 and 2021.
The unaudited pro forma condensed combined and consolidated financial statements are presented for illustrative purposes only, are based on certain assumptions, address a hypothetical situation and reflect limited historical financial data. Therefore, the unaudited pro forma condensed combined and consolidated financial statements are not necessarily indicative of the results of operations and financial position that would have been achieved had the Business Combination and the acquisitions by Forbes been consummated on the dates indicated above, or the future consolidated results of operations or financial position of the post-combination company. Accordingly, the post-combination company’s business, assets, cash flows, results of operations and financial condition may differ significantly from those indicated by the unaudited pro forma condensed combined and consolidated financial statements included in this document. For more information, please see the section titled “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”
The projections and forecasts presented in this proxy statement may not be an indication of the actual results of the Business Combination or Forbes’ future results.
This proxy statement contains projections and forecasts prepared by Forbes. None of the projections and forecasts included in this proxy statement have been prepared with a view toward public disclosure other than to certain parties involved in the Business Combination or toward complying with SEC guidelines or GAAP. The projections and forecasts were prepared based on numerous variables and assumptions that are inherently uncertain and may beyond the control of us and Forbes. Important factors that may affect actual results and results of Forbes’ operations following the Business Combination, or that could lead to such projections and forecasts not being achieved, include, but are not limited to, consumer demand, an evolving competitive landscape, margin shifts in the industry, successful management and retention of key personnel, unexpected expenses and general economic conditions. As such, these projections and forecasts may be inaccurate as an indicator of actual past or future results, and undue reliance should not be placed on these projections and forecasts.
Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax returns could adversely affect our financial condition and results of operations.
We will be subject to income taxes in the United States and other jurisdictions, and our tax liabilities will be subject to the allocation of expenses in differing jurisdictions. Our future effective tax rates could be subject to volatility or adversely affected by a number of factors, including:
•
changes in the valuation of our deferred tax assets and liabilities;

•
expected timing and amount of the release of any tax valuation allowances;

•
tax effects of share-based compensation;

•
costs related to intercompany restructurings;

•
changes in tax laws, regulations or interpretations thereof; or

•
lower-than-anticipated future earnings in jurisdictions where we have lower statutory tax rates and higher-than-anticipated future earnings in jurisdictions where we have higher statutory tax rates.

In addition, we may be subject to audits of our income, sales and other transaction taxes by taxing authorities. Outcomes from these audits could have an adverse effect on our financial condition and results of operations.
Furthermore, except as required under U.S. tax laws, we do not provide for U.S. taxes on our undistributed earnings of foreign subsidiaries that have not been previously taxed since we intend to invest such undistributed earnings indefinitely outside of the U.S. If our intent changes or if these funds are needed for our U.S. operations, we would be required to accrue or pay U.S. taxes on some or all of these undistributed earnings and our effective tax rate would be adversely affected.
Because we are incorporated under the laws of the Cayman Islands, you may face difficulties in protecting your interests, including in the event the Business Combination is not completed, and your ability to protect your rights through the U.S. federal courts may be limited.
We are an exempted company incorporated with limited liability under the laws of the Cayman Islands. As a result, it may be difficult for investors to effect service of process within the United States upon our directors or officers, or to enforce judgments obtained in the United States courts against our directors or officers.
Our corporate affairs are governed by our current amended and restated memorandum and articles of association, the Cayman Companies Act and the common law of the Cayman Islands. We are also subject to the federal securities laws of the United States. The rights of our shareholders to take action against our directors, actions by minority our shareholders and the fiduciary responsibilities of our directors to our shareholders under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from English common law, the decisions of whose courts are of persuasive authority but are not binding on a court in the Cayman Islands. The rights of our shareholders and the fiduciary responsibilities of our directors under Cayman Islands law are different from what they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws as compared to the United States, and certain states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law. In addition, Cayman Islands companies may not have standing to initiate a shareholder derivative action in a federal court of the United States.
We have been advised by Maples and Calder (Hong Kong) LLP, our Cayman Islands legal counsel, that there is uncertainty as to whether the courts of the Cayman Islands would (i) recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. We have been advised by our Cayman Islands legal counsel that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (i) is given by a foreign court of competent jurisdiction, (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (iii) is final, (iv) is not in the nature of taxes, a fine, or a penalty; and (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. However, there is uncertainty with regard to Cayman Islands law on whether judgments of courts of the United States predicated upon the civil liability provisions of the securities laws of the United States or any State will be determined by the courts of the Cayman Islands penal or punitive in nature. If such a determination is made, the courts of the Cayman Islands will not recognize or enforce the judgment against a Cayman Islands company, such as our company. Because such a determination in relation to judgments obtained from U.S. courts under civil liability provisions of U.S. securities laws has not yet been made by a court of the Cayman Islands, it is uncertain whether such judgments would be enforceable in the Cayman Islands. A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
As a result of all of the above, our shareholders may have more difficulty in protecting their interests in the face of actions taken by our officers, directors or controlling shareholders than they would as Public Shareholders of a corporation incorporated in the United States.
We are an “emerging growth company,” and we cannot be certain if the reduced reporting and disclosure requirements applicable to emerging growth companies will make our securities less attractive to investors.
We are an “emerging growth company,” as defined in the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Pursuant to Section 107 of the JOBS Act, as an emerging growth company, we have selected to use the extended transition period to enable us to comply with certain new or revised accounting standards.
We will remain an emerging growth company until the earliest of (1) the last day of the fiscal year following the fifth anniversary of the IPO; (2) the last day of the first fiscal year in which our annual gross revenue is $1.07 billion or more; (3) the date on which we have, during the previous rolling three-year period, issued more than $1 billion in non-convertible debt securities; and (4) the date we qualify as a “large accelerated filer,” with at least $700 million of equity securities held by non-affiliates.
We cannot predict if investors will find our securities less attractive if we choose to rely on these exemptions. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities, and the price of our securities may be more volatile.
We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to compliance with our public company responsibilities and corporate governance practices.
As a public company, we will incur significant legal, accounting and other expenses that we did not incur as a private company, which we expect to further increase after we are no longer an “emerging growth company.” The Sarbanes-Oxley Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, the listing requirements of NYSE, and other applicable securities rules and regulations impose various requirements on public companies. Our management and other personnel are not experienced in managing a public company and will be required to devote a substantial amount of time to compliance with these requirements. Moreover, these rules and regulations will increase our legal and financial compliance costs and will make some activities more time-consuming and costly. For example, the standards required for a public company under Section 404 of the Sarbanes-Oxley Act are significantly more stringent than those required of Forbes as a privately held company, and testing and maintaining these internal controls can divert our management’s attention from other matters that are important to the operation of our business. We cannot predict or estimate the amount of additional costs we will incur as a public company or the specific timing of such costs.
Our internal controls over financial reporting are currently not effective, which could have a significant and adverse effect on our business and reputation.
As a public company, we are required to comply with the SEC’s rules implementing Sections 302 and 404 of the Sarbanes-Oxley Act, which require management to certify financial and other information in our quarterly and annual reports and provide an annual management report on the effectiveness of internal control over financial reporting. Our management concluded that a deficiency in internal control over financial reporting existed relating to the accounting treatment for complex financial instruments, which constituted a material weakness, i.e., a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of our annual or interim financial statements will not be prevented or detected on a timely basis, and our disclosure controls and procedures (as defined in Rules 13a- 15 (e) and 15d-15 (e) under the Exchange Act) were not effective.
•
On April 12, 2021, the staff of the SEC issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on SPACs’ balance sheets as opposed to equity. At issuance on March 25, 2021, our outstanding warrants were accounted for as equity within our balance sheet. After discussion and evaluation, including with our independent registered public accounting firm, our management concluded that our warrants should be presented as liabilities as of the IPO date, reported at fair value with subsequent fair value changes to be recorded in our financial statements at each reporting period, as opposed to equity. On May 20, 2021, the audit committee of the Board concluded, after discussion with our management, that our audited balance sheet as of March 25, 2021, which was filed as Exhibit 99.1 to our Current Report on a Form 8-K filed with the SEC on March 31, 2021, should no longer be relied upon due to changes required to reclassify the warrants as liabilities to align with the guidance set forth in the Statement. We have reflected this reclassification of the warrants in our quarterly reports on Form 10-Q.

•
On November 12, 2021, our management and the audit committee of the Board, after consultation with our independent registered public accounting firm, concluded that the audited balance sheet as of March 25, 2021 and our unaudited quarterly financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 filed in Form 10-Qs dated May 21, 2021 and August 16, 2021, respectively, contained an error relating to the classification between temporary equity and permanent equity of our Class A ordinary shares subject to redemption, which we initially presented a portion of as permanent equity and have since determined should be classified as temporary equity. In light of this error, it was determined that the previously issued audited balance sheet as of March 25, 2021 and the unaudited quarterly financial statements for the quarterly periods ended March 31, 2021 and June 30, 2021 should no longer be relied upon. We have amended these financial statements in our Form 10-Q for the period ended September 30, 2021, reflecting the reclassification of our Class A ordinary shares subject to redemption as temporary equity.

We plan to enhance our processes to identify and appropriately apply applicable accounting requirements to better evaluate and understand the nuances of the complex accounting standards that apply to our financial statements. Our plans at this time include providing enhanced access to accounting literature, research materials and documents and increased communication among our personnel and third-party professionals with whom we consult regarding complex accounting applications. However, elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects. Any material weakness could limit our ability to prevent or detect a misstatement of or fraud related to our accounts or disclosures, which could result in a material misstatement of our annual or interim financial statements, and to provide reliable financial reports. If we are unable to remediate the identified material weakness, identify additional material weakness or are otherwise unable to comply with the requirements of Section 404 or assert that our internal control over financial reporting is effective, or if our independent registered public accounting firm is unable to express an opinion as to the effectiveness of our internal controls over financial reporting when we no longer qualify as an emerging growth company, investors may lose confidence in the accuracy and completeness of our financial reports, and the market price of our securities could be negatively affected, and we could become subject to investigations by the SEC or other regulatory authorities, which could require additional financial and management resources.
Risks Related to the Redemption
If our shareholders fail to properly demand redemption rights, they will not be entitled to convert their Public Shares into a pro rata portion of the Trust Account.
Our Public Shareholders may demand that we redeem their shares for a pro rata portion of the funds held in the Trust Account, calculated as of two business days prior to the consummation of the Business Combination. To demand redemption rights, our Public Shareholders must tender their shares to our transfer agent no later than two business days prior to the Extraordinary General Meeting by either delivering their share certificates (if any) and other redemption forms to the transfer agent or by delivering their shares to the transfer agent electronically using The Depository Trust Company’s DWAC System. Any shareholder who fails to properly demand redemption rights by delivering his, her or its shares will not be entitled to convert such shares into a pro rata portion of the funds held in the Trust Account. See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for the procedures to be followed if you wish to convert your shares to cash.
The ability of Public Shareholders to exercise redemption rights with respect to a large number of ordinary shares could increase the probability that the Business Combination would be unsuccessful and that you would have to wait for liquidation in order to redeem the ordinary shares.
The obligation of Forbes to consummate the Business Combination is conditioned upon, among other things, our having an amount of available cash from the Private Placement and the Trust Account, following payment by us to Public Shareholders who have validly elected to redeem their shares, of no less than $400,000,000. If the Business Combination is not consummated, you will not receive your pro rata portion of the Trust Account unless the Trust Account is liquidated or you seek redemption in connection with another initial business combination undertaken by the Company. If you are in need of immediate liquidity, you could attempt to sell your shares in the open market; however, at such time the shares may trade at a discount to the pro rata amount per share in the Trust Account. In either situation, you may suffer a material loss on your investment or lose the benefit of funds expected in connection with our redemption until our company liquidates or you are able to exercise a redemption in connection with another initial business combination undertaken by the Company.
Public Shareholders, together with any affiliates of theirs or any other person with whom they are acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares.
A Public Shareholder, together with any affiliate or any other person with whom such shareholder is acting in concert or as a “group,” will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. Accordingly, if you hold more than 15% of the Public Shares and the Business Combination Proposal is approved, you will not be able to seek redemption rights with respect to the full amount of your shares and may be forced to hold the shares in excess of 15% or sell them in the open market. We cannot assure you that the value of such excess shares will appreciate over time following a business combination or that the market price of our shares will exceed the per-share redemption price.

There is no guarantee that a Public Shareholder’s decision to redeem its shares for a pro rata portion of the Trust Account will put the shareholder in a better future economic position.
There is no assurance as to the price at which a Public Shareholder may be able to sell its shares in the future following the completion of the Business Combination or with respect to any alternative business combination. Certain events following the consummation of the Business Combination may cause an increase in the share price and may result in a lower value realized now than a Public Shareholder might realize in the future had the shareholder not redeemed its shares. Similarly, if a Public Shareholder does not redeem its shares, the shareholder will bear the risk of ownership of the shares after the consummation of the Business Combination, and there can be no assurance that a shareholder will be able to sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement. A shareholder should consult its own tax and/or financial advisor for assistance on how this may affect its individual situation.
If a shareholder fails to receive notice of our offer to redeem our Public Shares in connection with our Business Combination, or fails to comply with the procedures for tendering its shares, such shares may not be redeemed.
If, despite our compliance with the proxy rules, a shareholder fails to receive our proxy materials, such shareholder may not become aware of the opportunity to redeem its shares. In addition, this proxy statement that we are furnishing to holders of our Public Shares in connection with our Business Combination describes the various procedures that must be complied with in order to validly redeem Public Shares. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed. Please see the section titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for additional information on how to exercise your redemption rights.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this proxy statement, including statements regarding Forbes’ or our future financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. Forward-looking statements include, without limitation, Forbes’ or our expectations concerning the outlook for the post-combination company’s business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of the post-combination company as set forth in the section of this proxy statement titled “Proposal No. 1 — The Business Combination Proposal — Our Board’s Reasons for the Approval of the Business Combination.” Forward-looking statements also include statements regarding the expected benefits of the proposed Business Combination between we and Forbes.
Forward-looking statements involve a number of risks, uncertainties and assumptions, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:
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our ability to consummate the Business Combination on the terms set forth in the Business Combination Agreement and in a timely manner;

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our ability to realize the benefits expected from the Business Combination;

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the occurrence of any event, change or other circumstances that could delay the Business Combination or give rise to the termination of the Business Combination Agreement;

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our ability to consummate the Private Placements;

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the amount of redemptions made by Magnum Opus’s Public Shareholders;

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the ability to obtain and/or maintain the listing of our ordinary shares on the NYSE following the Business Combination;

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fluctuations in the trading price of our ordinary shares;

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changes to the reputation of the Forbes brand that could impact brand loyalty;

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demand for Forbes’ products and services;

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failure to compete successfully in Forbes’ industry;

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failure to maintain adequate operational and financial resources or raise additional capital or generate sufficient cash flows;

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the business, operations and financial performance of Forbes prior to the Business Combination, and Forbes business operations and financial performance after the Business Combination, including expectations with respect to financial and business performance, including financial projections and business metrics and any underlying assumptions thereunder, future business plans and growth opportunities, and anticipated trends, growth rates, and challenges in Forbes’ business and in the markets in which it operates;

•
Forbes’ ability to execute on its growth strategy, including with respect to the growth of existing lines of business and expansion into new lines of business;

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risks associated with past and prospective acquisitions, including the failure to successfully integrate operations, personnel, systems, technologies and products of the acquired companies, the impacts of debt incurred in connection with the transactions and disruptions in Forbes’ business and diversion of management’s attention;

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the impact of national and local economic and other conditions and developments in technology, each of which could influence the levels (rate and volume) of Forbes’ subscriptions and advertising, the growth of Forbes’ business and the implementation of Forbes’ strategic initiatives;

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the impacts of the COVID-19 pandemic and future outbreak of any other highly infectious or contagious disease, including the global economic uncertainty and measures taken in response;

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risks associated with Forbes’ international operations;

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changes in Forbes’ relationships with advertising partners and the impact of external factors on Forbes advertising revenues;

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failure to meet expectations related to developments and projections relating to Forbes’ competitors and the digital media industry;

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changes in Forbes’ licensing revenues, including through changes in Forbes’ licensing partners, expansion of Forbes’ licensing programs and risks associated with Forbes’ international licensees;

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poor-quality broadband infrastructure in certain markets;

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cyberattacks and security vulnerabilities and other significant disruptions in the Company’s information technology systems and networks that could expose the Company to legal liability, impair its reputation or have a negative effect on the Company’s results of operations;

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Forbes’ success in retaining or recruiting, or changes required in, Forbes’ officers, key employees or directors following the Business Combination;

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the inability to adequately protect key intellectual property rights or proprietary technology;

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our ability to comply, as well as the costs inherent with complying, with statutes and regulations applicable to public reporting companies, such as the Sarbanes-Oxley Act of 2002;

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the impacts of regulation by both U.S. and international governments, including changes in applicable laws or regulations; and

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other factors detailed under the section entitled “Risk Factors.”

In addition, the Business Combination is subject to the satisfaction of the conditions to the completion of the Business Combination set forth in the Business Combination Agreement, the absence of events that could give rise to the termination of the Business Combination Agreement, the possibility that the Business Combination does not close, and risks that the proposed Business Combination disrupts current plans and operations and business relationships or poses difficulties in attracting or retaining employees.
We caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made. Neither we nor Forbes undertakes any obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that any forward-looking statement is updated, no inference should be made that we or Forbes will make additional updates with respect to that statement, related matters, or any other forward-looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear, up to the consummation of the Business Combination, in our public filings with the SEC, which are or will be (as appropriate) accessible at www.sec.gov, and which you are advised to consult. For additional information, please see the section titled “Where You Can Find More Information” on page 263.
Market, ranking and industry data used throughout this proxy statement, including statements regarding market size, is based on the good faith estimates of our management and Forbes’ management, which in turn are based upon the review of internal surveys, independent industry surveys and publications, including reports by Comscore and Google Analytics, by our management and Forbes’ management. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. While we are not aware of any misstatements regarding the industry data presented herein, our estimates involve risks and uncertainties and are subject to change based on various factors, including those discussed under the heading “Risk Factors” and “Forbes’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this proxy statement.

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
General
We are furnishing this proxy statement to its shareholders as part of the solicitation of proxies by our Board for use at the Extraordinary General Meeting of our shareholders and at any adjournment or postponement thereof. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the Extraordinary General Meeting.
Date, Time and Place of Extraordinary General Meeting of Our Shareholders
The Extraordinary General Meeting will be held on                 , 2022, at                 a.m., Eastern Time, at           and virtually over the Internet by means of a live audio webcast. You may attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/magnumopusacquisition/2022 and following the instructions set forth on your proxy card.
Purpose of the Extraordinary General Meeting
At the Extraordinary General Meeting, we are asking our shareholders to vote on the following proposals:
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The Business Combination Proposal — to consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Business Combination Agreement, dated as August 26, 2021 (as it may be amended from time to time, the “Business Combination Agreement”), by and among the Company, IWM, Highlander, FGH and Forbes, a copy of which is attached to this proxy statement as Annex A (Proposal No. 1);

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NYSE Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and related private placement (Proposal No. 2);

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Charter Approval Proposal — To consider and vote upon the following proposals:

(i)
as a special resolution, that a proposal to change the name of the Company from “Magnum Opus Acquisition Limited” to “Forbes Global Media Holdings, Inc.” be approved;

(ii)
as a special resolution, that a proposal to reclassify and re-designate (a) 500,000,000 issued and unissued Class A ordinary shares of a par value of $0.0001 each to 500,000,000 issued and unissued ordinary shares of a par value of $0.0001 each and (ii) 50,000,000 issued and unissued Class B ordinary shares of a par value of $0.0001 each to 50,000,000 issued and unissued ordinary shares of a par value of $0.0001 each (the “Re-designation”) be approved so that following such Re-designation, the authorized share capital of the Company shall be $55,500 divided into 550,000,000 ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each, in each case having the rights, preferences, privileges and restrictions stated to be attached to them in the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B which may amount to a variation of the rights, privileges, and restrictions currently attached to the shares; and

(iii)
as a special resolution, a proposal to adopt the Second Amended and Restated Memorandum and Articles of Association be approved,

(collectively, Proposal No. 3);
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Director Appointment Proposal — For holders of Founder Shares, to consider and vote upon, as an ordinary resolution, a proposal to, as of the Closing, appoint nine directors to serve staggered terms on the New Forbes Board until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (Proposal No. 4);

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Equity Incentive Plan Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the 2022 Plan (Proposal No. 5);

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ESPP Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the ESPP (Proposal No. 6); and

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Adjournment Proposal — to consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for a vote or if holders of Class A ordinary shares of the Company have elected to redeem an amount of shares such that the minimum available cash condition contained in the Business Combination Agreement would not be satisfied (Proposal No. 7).

Recommendation to Shareholders
The Board has determined that each of the proposals outlined herein is fair to and in the best interests of Magnum Opus and its shareholders and recommended that our shareholders vote “FOR” the Business Combination Proposal, “FOR” the NYSE Proposal, “FOR” the Charter Approval Proposal, “FOR” the Director Appointment Proposal, “FOR” the Equity Incentive Plan Proposal, “FOR” the ESPP Proposal and “FOR” the Adjournment Proposal, if presented.
In considering the recommendation of the Board to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate. Our directors (other than Sammy Hsieh, our independent director, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest described below) were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things:
•
the fact that IWM is one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board paid an aggregate of $25,000 for 5,000,000 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($9.96) and low ($9.94) prices for the Public Shares on the NYSE on February 15, 2022, the value of the Founder Shares would be $49,750,000;

•
the fact that our Sponsor paid an aggregate of approximately $6,000,000 for its 6,000,000 Private Warrants to purchase Class A ordinary shares and that such Private Warrants will expire worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($1.27) and low ($1.15) prices for the Public Warrants on the NYSE on February 15, 2022, the value of the Private Warrants would be $7,260,000;

•
the fact that, given the differential in the purchase price that our Sponsor, officers, directors and the chairman of our advisory board paid for the Founder Shares and the purchase price that the Sponsor paid for the Private Warrants as compared to the price of the Public Shares and Public Warrants and the substantial number of Class A ordinary shares that the Sponsor and these individuals will receive upon conversion of the Founder Shares and Private Warrants, the Sponsor and these individuals can earn a positive return on their investment, even if Public Shareholders have a negative return on their investment;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board will lose their entire investment in us if an initial business combination is not consummated by March 25, 2023. Our Sponsor, officers and directors and their affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the IPO;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed to waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if we fail to complete an initial business combination by March 25, 2023;

•
the continued right of our Sponsor to hold the Private Warrants and ordinary shares to be issued upon exercise of the Private Warrants following the Business Combination, subject to certain lock-up periods;

•
in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by March 25, 2023, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per-public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•
the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that we have entered into an investor rights agreement with our Sponsor, officers, directors and the chairman of our advisory board, which provides for registration rights to them and their permitted transferees; and

•
the fact that, Jonathan Lin, our Chairman of the Board, Director and Chief Executive Officer and the holder of 100% of the voting securities of the Sponsor, will be a member of the New Forbes Board following the Closing and, therefore, in the future Mr. Lin could receive cash fees, share options or share-based awards that the New Forbes Board determines to pay to its non-executive directors.

Vote of the Company’s Sponsor, Directors and Officers
Prior to our IPO, we entered into agreements with our Initial Shareholders, pursuant to which each agreed to vote any ordinary shares owned by them in favor of an initial business combination. Concurrently with the execution of the Business Combination Agreement, the Company, our Initial Shareholders and IWM entered into the Support Agreement, pursuant to which each Initial Shareholder has agreed to, among other things, vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, not transfer any share of the Company until termination of the Support Agreement, waive or not otherwise perfect any anti-dilution or similar protection with respect to any Founder Shares and not elect to have any share of the Company redeemed in connection with the transactions. The foregoing summary of the Support Agreement is not complete and is qualified in its entirety by reference to the complete text of the Support Agreement as set forth in Annex E.
Our Initial Shareholders have waived any redemption rights, including with respect to Class A ordinary shares purchased in our IPO or in the aftermarket, in connection with Business Combination. The Founder Shares held by our Sponsor and current directors and officers have no redemption rights upon our liquidation and will be worthless if no business combination is effected by us by March 25, 2023. However, our Sponsor and current directors and officers are entitled to redemption rights upon our liquidation with respect to any Public Shares they may own.

Voting Power; Record Date
Only shareholders of record at the close of business on                 , 2022, the record date for the Extraordinary General Meeting, will be entitled to vote at the Extraordinary General Meeting. You are entitled to one vote for each ordinary share that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On                 , 2022, there were                 Class A ordinary shares outstanding, of which                 were Public Shares, and                 Class B ordinary shares, all of which were held by the Initial Shareholders.
Quorum and Required Vote for Proposals for the Extraordinary General Meeting
A quorum is the minimum number of our ordinary shares that must be present to hold a valid meeting. A quorum will be present at the Extraordinary General Meeting if one or more shareholders holding a majority of the issued and outstanding ordinary shares entitled to vote at the meeting are represented at the virtual Extraordinary General Meeting in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum. Broker non-votes will not count as present for the purposes of establishing a quorum. Except for the Director Appointment Proposal, which may only be voted by holders of Class B ordinary shares, Class A ordinary shares and Class B ordinary shares are entitled to vote together as a single class on all matters to be considered at the Extraordinary General Meeting. Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll vote. Shareholders will have one vote for each ordinary share owned at the close of business on the record date.
The Business Combination Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal will require an ordinary resolution under Cayman Islands law and pursuant to our current memorandum and articles of association, being the affirmative vote of shareholders holding a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. The Charter Approval Proposal will require the affirmative vote of shareholders holding at least two-thirds of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
Abstentions and Broker Non-Votes
Abstentions are considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute a vote cast at the Extraordinary General Meeting and therefore will have no effect on the approval of each of the Business Combination Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal as a matter of Cayman Islands law. However, the NYSE requires that for the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal or the Adjournment Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” each of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal, the ESPP Proposal and the Adjournment Proposal. Broker non-votes do not count as votes cast.
In general, if your shares are held in “street name” and you do not instruct your broker, bank or other nominee on a timely basis on how to vote your shares, your broker, bank or other nominee, in its sole discretion, may either leave your shares unvoted or vote your shares on routine matters, but not on any non-routine matters. None of the proposals at the Extraordinary General Meeting are routine matters. As such, without your voting instructions, your brokerage firm cannot vote your shares on any proposal to be voted on at the Extraordinary General Meeting.
Voting Your Shares
If you are a holder of record of Class A ordinary shares, there are two ways to vote your Class A ordinary shares at the Extraordinary General Meeting:

By Mail.   You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting). If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted “FOR” all of the proposals in accordance with the recommendation of the Board. Proxy cards received after the time specified above will not be counted.
In Person.   You may attend the Extraordinary General Meeting in person or virtually over the Internet by joining the live audio webcast and vote electronically by submitting a ballot through the web portal during the Extraordinary General Meeting webcast. You may attend the Extraordinary General Meeting webcast by accessing the web portal located at https://www.cstproxy.com/magnumopusacquisition/2022 and following the instructions set forth on your proxy card. See “Questions and Answers about the Business Combination and the Extraordinary General Meeting — When and where will the Extraordinary General Meeting take place?” for more information.
Revoking Your Proxy
If you are a holder of record of Class A ordinary shares and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:
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you may send another signed proxy card to our transfer agent at the address set forth herein so that it is received no later than 48 hours before the time appointed for the holding of the Extraordinary General Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

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you may notify the Board in writing, prior to the vote at the Extraordinary General Meeting, that you have revoked your proxy; or

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you may attend the Extraordinary General Meeting over the Internet by joining the live audio webcast and vote electronically by submitting a ballot through the web portal during the Extraordinary General Meeting, although your attendance alone will not revoke any proxy that you have previously given.

If you hold your Class A ordinary shares in “street name,” you may submit new instructions on how to vote your shares by contacting your broker, bank or other nominee.
Who Can Answer Your Questions about Voting Your Shares
If you have any questions about how to vote or direct a vote in respect of your ordinary shares, you may call Morrow Sodali LLC, our proxy solicitor, at (800) 662-5200, or banks and brokers can call at (203) 658-9400, or by emailing OPA.info@investor.morrowsodali.com.
Redemption Rights
Public Shareholders may seek to redeem their Public Shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Business Combination Proposal. Any Public Shareholder may demand that we redeem such Public Shares for a pro rata portion of the funds deposited in the Trust Account (which, for illustrative purposes, was $      per share as of                 , 2022, the Extraordinary General Meeting record date), calculated as of two (2) business days prior to the anticipated consummation of the Business Combination. If a Public Shareholder properly seeks redemption as described in this section and the Business Combination is consummated, we will redeem their Public Shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Business Combination.
In order to exercise your redemption rights, you must:
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if you hold public units, separate the underlying Public Shares and Public Warrants;

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check the box on the enclosed proxy card marked “Shareholder Certification” if you are not acting in concert or as a “group” (as defined in Section 13d-3 of the Exchange Act) with any other shareholder with respect to ordinary shares; and

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prior to 5:00 p.m. Eastern Time on           , 2022 (two business days before the Extraordinary General Meeting), tender your shares by either delivering their share certificates (if any) and other redemption forms to our transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC System. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the Transfer Agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the Transfer Agent. However, we do not have any control over this process, and it may take longer than two weeks. Shareholders who hold their shares in “street name” will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically.

Our transfer agent can be contacted at the following address:
Continental Stock Transfer & Trust Company
1 State Street 30th Floor
New York New York 10004
Attn: Mark Zimkind
Email: mzimkind@continentalstock.com
Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. Accordingly, all Public Shares in excess of 15% held by a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed for cash. Holders of Founder Shares also will not have redemption rights with respect to such shares.
There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80.00, and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder. In the event the Business Combination is not consummated this may result in an additional cost to shareholders for the return of their shares.
The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Business Combination is approved. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed. If you exercise your redemption rights, then you will be exchanging your shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if, prior to the deadline for submitting redemption requests, you properly demand redemption by following the procedure described above, and the Business Combination is consummated.
Any request to redeem such shares, once made, may be withdrawn at any time up to the vote on the Business Combination Proposal. Furthermore, if a Public Shareholder delivered its share certificate and other redemption forms to the transfer agent or delivered its Public Shares electronically using The Depository Trust Company’s DWAC System in connection with an election of its redemption and subsequently decides prior to the applicable date not to elect to exercise such rights, it may simply request that the transfer agent return the certificate (physically or electronically).
If the Business Combination is not approved or completed for any reason, then shareholders who appointed to exercise their redemption rights will not be entitled to redeem their shares for a pro rata portion of the funds deposited in the Trust Account. In such case, we will promptly return any shares tendered for redemption by shareholders. If we would be left with less than $5,000,001 of net tangible assets as a result of shareholders properly demanding redemption of their shares for cash, we will not be able to consummate the Business Combination.

The closing price of Class A ordinary shares on                 , 2022, the Extraordinary General Meeting record date, was $      . The cash held in the Trust Account on such date was approximately $      million ($      per Founder Share). Prior to exercising redemption rights, shareholders should verify the market price of Class A ordinary shares as they may receive higher proceeds from the sale of their Class A ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your Class A ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when you wish to sell your shares.
For a detailed discussion of the material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations” beginning on page 246. The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you should consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights under the Cayman Companies Act
Neither our shareholders nor our warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the Cayman Companies Act. Although under the Cayman Companies Act, shareholders of a Cayman Islands company have dissenters’ rights with respect to a merger, dissenters’ rights are not available under the Cayman Companies Act if the transaction is not a Cayman Islands statutory merger but structured as a share acquisition as is proposed under the Business Combination.
Proxy Solicitation Costs
We are soliciting proxies on behalf of our Board. This solicitation is being made by mail but also may be made by telephone or in person. We and our directors, officers and employees may also solicit proxies online. We will file with the SEC all scripts and other electronic communications as proxy soliciting materials. We will bear the cost of the solicitation.
We have hired Morrow Sodali LLC to assist in the proxy solicitation process. We will pay to Morrow Sodali LLC a fee of $30,000, plus disbursements.
We will ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.
Other Matters
As of the date of this proxy statement, the Board does not know of any business to be presented at the Extraordinary General Meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the Extraordinary General Meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

PROPOSAL NO. 1 — THE BUSINESS COMBINATION PROPOSAL
We are asking our shareholders to approve the transactions contemplated by the Business Combination Agreement. Our shareholders should read carefully this proxy statement in its entirety for more detailed information concerning the Business Combination Agreement, which is attached as Annex A to this proxy statement. Please see the subsection titled “The Business Combination Agreement” below, for additional information and a summary of certain terms of the Business Combination Agreement. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.
We may consummate the Business Combination only if it is approved by the affirmative vote of the holders of a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
The Business Combination Agreement
This subsection of the proxy statement describes the material provisions of the Business Combination Agreement, but does not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, which is attached as Annex A hereto. You are urged to read the Business Combination Agreement in its entirety because it is the primary legal document that governs the Business Combination.
The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules, which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Except as otherwise disclosed herein, we do not believe that the disclosure schedules contain information that is material to an investment decision.
General Description
On August 26, 2021, the Company entered into the Business Combination Agreement with IWM, a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller and the Shareholders’ Representative, Highlander, a limited liability company incorporated in the State of Delaware, FGH, a BVI business company incorporated in the British Virgin Islands that is a wholly-owned subsidiary of IWM, and Forbes, a BVI business company incorporated in the British Virgin Islands. FGH is an intermediate holding company between IWM and Forbes that directly owns 95% of the share capital of Forbes and does not otherwise have its own operations. Highlander directly owns the remaining 5% of the share capital of Forbes. Pursuant to the Business Combination Agreement, among other things and subject to the terms and conditions contained therein, (A) the Company will purchase (i) all of the share capital of FGH from IWM and thus, indirectly, 95% of the share capital of Forbes held directly by FGH and (ii) the remaining 5% of the share capital of Forbes from Highlander and (B) all of the outstanding options of Forbes held by each Optionholder (whether vested or unvested) as of the closing of the Business Combination will be cancelled, in each case, in exchange for a combination of cash and newly issued ordinary shares of the Company valued at $10.00 per share. Following the consummation of the Business Combination, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes.
The Company has agreed to provide its shareholders with the opportunity to redeem Class A ordinary shares in conjunction with a shareholder vote on the transactions contemplated by the Business Combination Agreement.
Pro Forma Capitalization
In connection with the Business Combination, the PIPE Investors agreed to, in connection with the Closing, purchase in the aggregate 40,000,000 Class A ordinary shares, for $400,000,000 of gross proceeds, in the Private Placement. In this proxy statement, we assume that $400,000,000 of the gross proceeds from the Private Placement, in addition to funds remaining in the Trust Account following any redemptions (plus any interest accrued thereon), will be used to fund the cash consideration payable pursuant to the Business Combination Agreement, transaction expenses of the Company, the Sellers and the target companies and working capital of the post-combination company. Assuming none of the Public Shareholders demand redemption pursuant to our current amended and restated memorandum and articles of association, it is anticipated that (i) the Company’s Public Shareholders will retain an ownership interest of approximately 24.4% in the post-combination company; (ii) the PIPE-related investors will hold approximately 48.8% of equity interests (such that Public Shareholders, including PIPE Investors, will hold approximately 73.2% of equity interests) in the post-combination company; (iii) our Initial Shareholders, including the Sponsor, will hold approximately 5.8% of equity interests in the post-combination company; and (iv) the Sellers and Optionholders will hold approximately 21.0% of equity interests in the post-combination company. Assuming full redemption by Public Shareholders, it is anticipated that (i) the PIPE-related investors will hold approximately 48.9% of equity interests in the post-combination company; (ii) our Initial Shareholders, including the Sponsor, will hold approximately 5.9% of equity interests in the post-combination company; and (iii) the Sellers and Optionholders will hold approximately 45.2% of equity interests in the post-combination company.
The ownership percentage with respect to the post-combination company following the Business Combination (i) does not take into account (a) 16,000,000 warrants to purchase Class A ordinary shares (consisting of 10,000,000 Public Warrants and 6,000,000 Private Warrants issued to our Sponsor), which will remain outstanding immediately following the Business Combination, and (b) the issuance of any shares upon completion of the Business Combination under the 2022 Plan, a copy of which is attached to this proxy statement as Annex C and is further described in the Equity Incentive Plan Proposal within this proxy statement; but (ii) does include Founder Shares, which will be converted into ordinary shares at the Closing on a one-for-one basis (even though such ordinary shares will be subject to transfer restrictions). If the actual facts are different than these assumptions (which they are likely to be), the percentage ownership retained by the Company’s existing shareholders in the post-combination company will be different. For more information, please see the sections titled “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”
Consideration to Sellers in the Business Combination
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable to IWM, Highlander and the Optionholders will be valued at $620,000,000, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of the target companies relative to a target as of the Closing, which will be paid in a combination of cash and shares of the Company. The Closing Consideration will be allocated among IWM, Highlander and Optionholders on a pro rata basis based on their relative direct or indirect, fully diluted ownership of Forbes (with respect to the Optionholders, on a net “cashless” exercise basis). The aggregate cash consideration will be an amount equal to the Company’s proceeds in connection with the Private Placement and the funds in the Company’s trust account as of the Closing, plus cash and cash equivalents of the target companies, minus unpaid transaction expenses of the Company as of the Closing, minus transaction expenses of the Sellers and the target companies as of the Closing, minus $145,000,000. The remainder of the Closing Consideration will be paid in a number of newly issued ordinary shares of the Company valued at $10.00 per share. At the Closing, the Company will deposit with an escrow agent an amount equal to $5,000,000 of the cash consideration, which will be disbursed following the final determination of the Closing Consideration.
Company Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of Forbes are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a “Company Material Adverse Effect” as used herein means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, assets, financial condition or results of operations of the target companies taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay any target company from consummating the transactions contemplated herein; provided, however, that none of the following will be deemed in themselves, either alone or in combination, to constitute, and none of the following will be taken into account in determining whether there has been or will be, a Company Material Adverse Effect, any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which Forbes and FGH and their respective subsidiaries operate, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by this Agreement, including any redemptions of Public Shares; (iii) any change in applicable laws or the interpretation thereof after the date of the Business Combination Agreement; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any governmental authority; (v) any change in GAAP after the date of the Business Combination Agreement; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 measures or any change in such COVID-19 measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of the Business Combination Agreement; (ix) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by the Business Combination Agreement, including the impact thereof on the relationships, contractual or otherwise, of Forbes and FGH or their respective subsidiaries with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third parties related thereto; (x) any matter disclosed in the disclosure schedule; (xi) any action taken by, or at the request of, or with the express consent of the Company; and (xii) the failure of Forbes and FGH or their respective subsidiaries to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xii) shall not prevent a determination that any change or effect underlying such change has resulted in a Company Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii), and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects Forbes and FGH or their respective subsidiaries as compared to other Persons or businesses that operate in the industry in which Forbes and FGH and their respective subsidiaries operate, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether an Company Material Adverse Effect has or will occur.
Purchaser Material Adverse Effect
Under the Business Combination Agreement, certain representations and warranties of the Company are qualified in whole or in part by a material adverse effect standard for purposes of determining whether a breach of such representations and warranties has occurred. Pursuant to the Business Combination Agreement, a “Purchaser Material Adverse Effect” as used herein means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, financial condition or results of operations of the Company taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay the Company from consummating the transactions contemplated therein; provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Purchaser Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which the Company operates, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by this Agreement, including any redemptions of Public Shares; (iii) any change in applicable laws or the interpretation thereof after the date of the Business Combination Agreement; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any governmental authority; (v) any change in GAAP after the date of the Business Combination Agreement; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 measures or any change in such COVID-19 measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of the Business Combination Agreement; (ix) the execution or public announcement of the Business Combination Agreement or the pendency or consummation of the transactions contemplated by the Business Combination Agreement; (x) any action taken by, or at the request of, or with the express consent of the Shareholders’ Representative; and (xi) the failure of the Company to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xi) shall not prevent a determination that any change or effect underlying such change has resulted in a Company Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii) and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects the Company as compared to other special purpose acquisition companies and/or blank check companies, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Purchaser Material Adverse Effect has or will occur.
Closing
The Closing is expected to take place at 9:00 a.m., New York City time, on the third business day after the satisfaction or waiver of the conditions described below under the subsection “Conditions to Closing” or at such other time, date and location as may be mutually agreed upon in writing by the parties to the Business Combination Agreement.
Conditions to Closing
Conditions to Sellers’, FGH’s and Forbes’ Obligations
The obligations of IWM, Highlander, FGH and Forbes to consummate the Business Combination are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by IWM, Highlander, FGH and Forbes to the extent permitted by applicable law:
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(i) the representations and warranties of the Company (other than certain fundamental representations and warranties) shall be true and correct in all respects (without giving effect to materiality, Purchaser Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a purchaser Material Adverse Effect, and (ii) certain fundamental representations and warranties of the Company shall be true and correct in all respects on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

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the Company shall have performed or complied with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it at or prior to the Closing, in each case in all material respects;

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there shall not have occurred a Purchaser Material Adverse Effect since the date of the Business Combination Agreement;

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the Company shall have delivered to Forbes a closing certificate required under the Business Combination Agreement; and

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as of the Closing, the aggregate amount of funds held in the Trust Account (after taking into account any redemptions from the Trust Account in connection with the Closing) and from the Private Placement shall be equal to or greater than $400,000,000.

Conditions to the Company’s Obligations
The obligations of the Company to consummate the Business Combination are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by the Company to the extent permitted by applicable law:
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(i) the representations and warranties of Forbes (other than certain fundamental representations and warranties or relating to its capitalization) shall be true and correct in all respects (without giving effect to materiality, Company Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Company Material Adverse Effect, (ii) certain fundamental representations and warranties of Forbes shall be true and correct in all material respects on and as of the date of the Business Combination Agreement and the closing date, and (iii) certain representations and warranties of Forbes relating to its capitalization shall be true and correct in all respects on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

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(i) the representations and warranties of the Sellers (other than certain fundamental representations and warranties or relating to share ownership) shall be true and correct in all respects (without giving effect to materiality or similar phrases in such representations and warranties), on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties to be so true and correct, individually or in the aggregate, materially impair or materially delay the consummation of the transactions contemplated thereby, (ii) certain fundamental representations and warranties of the Sellers shall be true and correct in all material respects on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), and (iii) certain fundamental representations and warranties of the Sellers relating to share ownership shall be true and correct in all respects on and as of the date of the Business Combination Agreement and the closing date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date);

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Forbes shall have performed or complied with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it at or prior to the Closing, in each case in all material respects;

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there shall not have occurred a Company Material Adverse Effect since the date of the Business Combination Agreement; and

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Forbes shall have delivered to the Company a closing certificate required under the Business Combination Agreement.

Conditions to Each Party’s Obligations
Under the Business Combination Agreement, the obligations of each party to consummate the Business Combination are subject to the satisfaction of the following conditions:
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approval under the Hart-Scott-Rodino Antitrust Improvement Act of 1976 shall have been obtained.

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no provision of any applicable law or governmental order shall be in effect prohibiting the consummation of the transactions contemplated by the Business Combination Agreement or ancillary agreements, and there shall not be any pending legal proceeding by any governmental authority which would reasonably be expected to result in the issuance of any such governmental order.

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approval by the Company’s shareholders,

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the Company’s ordinary shares to be issued pursuant to the Business Combination Agreement and the Private Placement shall have been conditionally approved for listing on the NYSE, subject to official notice of the issuance thereof and any requirement to have a sufficient number of round lot holders; and

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the Company shall have at least $5,000,001 of net tangible assets remaining after redemptions from the Trust Account.

Representations and Warranties; Covenants
The parties to the Business Combination Agreement have agreed to customary representations and warranties for transactions of this type.
The parties to the Business Combination Agreement agreed to be bound by certain customary covenants for transactions of this type, including, among others, (i) a covenant of each party to use its reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement in the most expeditious manner practicable; (ii) a covenant of each party to operate in the ordinary course of business, use reasonable best efforts to keep available the services of its current officers and employees, and use reasonable best efforts to preserve intact its existing assets, business organization and operations, and to preserve the present rights, permits, franchises, goodwill and relationships with customers, suppliers, distributors, licensors, licensees, lessors and other key Persons with whom it has a significant relationship; (iii) a covenant of each party to provide the other party with reasonable access to the offices, properties, assets, premises, books and records of the such party; (iv) a covenant of the Company to convene an extraordinary general meeting of the Company and of the board of directors of the Company to recommend that the shareholders of the Company approve the shareholder proposals, except that the board of directors of the Company may change, withdraw, withhold, qualify or modify or publicly propose to change, withdraw, withhold, qualify or modify its recommendation (a “Change in Recommendation”) in response to an Intervening Event (as defined below) if it determines in good faith, after consultation with its outside legal counsel and/or financial advisors, that a failure to make a Change in Recommendation would reasonably be expected to constitute a breach by the board of directors of its fiduciary obligations to the Company’s shareholders under applicable law; (v) covenants providing that the parties will not solicit, initiate, encourage or continue discussions with respect to any other alternative transaction; (vi) a covenant by Forbes to deliver to the Company the audited financial statements that have been audited in accordance with the auditing standards of the U.S. Public Company Accounting Oversight Board (“PCAOB”) by a PCAOB qualified auditor and other audited and unaudited financial statements of Forbes that are required to be included in the proxy statement; (vii) a covenant of the Company to use its commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the Private Placement; (viii) a covenant by the Company to indemnify and hold harmless directors and officers of post-combination company and to maintain directors’ and officers’ liability insurance for a period of six (6) years from the Closing; and (ix) a covenant by the Company that it shall provide employees of Forbes with compensation and benefits no less favorable than those as of immediately prior to the Closing during the twelve (12) months following the Closing. An “Intervening Event” shall mean any fact, circumstance, occurrence, event, development, change or condition or combination thereof that (i) was not known or reasonably foreseeable to the Company or its Board as of the date of the Business Combination Agreement and (ii) does not relate to any alternative transaction; provided, however, that (1) any change in the price or trading volume of the Company’s ordinary shares shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account); (2) in no event shall any fact, circumstance, occurrence, event, development, change or condition or combination thereof that has had or would reasonably be expected to have an adverse effect on the business or financial condition of Forbes, FGH and their respective subsidiaries constitute an Intervening Event unless such event, fact, circumstance or development constitutes a Company Material Adverse Effect; and (3) the meeting, failing to meet or exceeding projections by Forbes, FGH and their respective subsidiaries shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account).
No Survival of Representations and Warranties; No Indemnification
The representations and warranties made under the Business Combination Agreement will not survive the Closing, other than the Sellers’ representations and warranties regarding title of the sold shares, which will survive for six months following the Closing.
Termination and Effect of Termination
The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including, among things, (i) by mutual written consent of the Company and the Shareholders’ Representative; (ii) upon any permanent injunction or other governmental order preventing the consummation of the transactions which shall have become final and nonappealable; (iii) upon a material breach of any representation, warranty, covenant or agreement (subject to an opportunity to cure, if such violation or breach is capable of being cured); and (iv) if the Business Combination has not been consummated by March 31, 2022 (which was extended from February 26, 2022) and such failure in closing beyond such date is not due to the breach of the Business Combination Agreement by the party seeking to terminate.
If the Business Combination Agreement is terminated, all further obligations of the parties will be terminated and shall be of no further force and effect, and no party will have any further liability to any other party, other than for liability arising from such party’s willful breach or fraud.
Amendments
The Business Combination Agreement may be amended by the parties to the Business Combination Agreement at any time by execution of an instrument in writing signed on behalf of each of the parties to the Business Combination Agreement.
Agreements Entered into in connection with the Business Combination
Support Agreement
Concurrently with the execution of the Business Combination Agreement, the Company, our Initial Shareholders and IWM entered into a support agreement (the “Support Agreement”), pursuant to which each Initial Shareholder has agreed to, among other things, vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, not transfer any share of the Company until termination of the Support Agreement, waive or not otherwise perfect any anti-dilution or similar protection with respect to any Founder Shares and not elect to have any share of the Company redeemed in connection with the transactions. The foregoing summary of the Support Agreement is not complete and is qualified in its entirety by reference to the complete text of the Support Agreement as set forth in Annex E.
Amended and Restated Investor Rights Agreement
Concurrently with the execution of the Business Combination Agreement, the Company, our Initial Shareholders, IWM and Highlander entered into an investor rights agreement (the “Investor Rights Agreement”). On February 10, 2022, the Company, the Sponsor, IWM and Binance entered into an amended and restated investor rights agreement (the “Amended and Restated Investor Rights Agreement”), which amended and replaced the original Investor Rights Agreement dated as of August 26, 2021 in its entirety. Pursuant to the Amended and Restated Investor Rights Agreement, (i) the board of directors of the Company shall be comprised of nine (9) directors at and immediately following the Closing, of which, one individual shall be nominated by the Sponsor, two individuals shall be nominated by IWM at least one of which shall be independent, one individual shall be the chief executive officer of the combined company, two individuals shall be nominated by Binance and three individuals shall be jointly nominated by unanimous agreement of the Sponsor, IWM and Binance; (ii) the board of directors of the Company shall be divided into three classes of directors, with each class serving for staggered three-year terms; (iii) the Company will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights; and (iv) each party to the Amended and Restated Investor Rights Agreement (including parties to the original Investor Rights Agreement) agrees to a twelve (12) month lock-up period following the Closing for the shares and warrants of the Company owned by such party, subject to certain customary exceptions; and (v) the Company shall form a steering committee, including two directors nominated by Binance and any other directors as may be determined by the New Forbes Board from time to time, who will advise and provide insights to the management team and the board on recent developments in cryptocurrencies and related assets to inform the Company’s digital media coverage and product development strategies.
The foregoing summary of the Amended and Restated Investor Rights Agreement is not complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Investor Rights Agreement as set forth in Annex F.
Investor Representation Letters
At the Closing, each of IWM and Highlander will enter into an Investor Representation Letter with the Company pursuant to which they will make certain representations and warranties regarding the ordinary shares to be acquired in the Business Combination.
Adjustment Escrow Agreement
At the Closing, the Company, IWM and U.S. Bank National Association, as escrow agent (the “Escrow Agent”), will enter into the Adjustment Escrow Agreement, substantially in the form attached as Annex G to this proxy statement. Pursuant to the Adjustment Escrow Agreement, the Company shall deposit with the Escrow Agent at Closing an amount equal to $5,000,000 (the “Adjustment Escrow Amount”) into a designated escrow account (the “Adjustment Escrow Account”), by wire transfer of immediately available funds in U.S. dollars, and the Company and IWM will appoint the Escrow Agent to hold the Adjustment Escrow Account until the final determination of the Closing Consideration and disburse the Adjustment Escrow Account as provided therein.
The foregoing summary of the Adjustment Escrow Agreement is not complete and is qualified in its entirety by reference to the complete text of the Adjustment Escrow Agreement as set forth in Annex G.
Subscription Agreements
Concurrently with the execution of the Business Combination Agreement, the Company entered into subscription agreements with Initial PIPE Investors, pursuant to which the Initial PIPE Investors agreed to, in connection with the Closing, purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of $400,000,000. On February 10, 2022, Binance agreed to invest $200,000,000 in the Private Placement by assuming from certain of the Initial PIPE Investors all or a portion of their obligations under their respective subscription agreements to purchase an aggregate of 20,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share. Our Sponsor, officers, directors and their affiliates will not participate in the Private Placement. The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to IWM, Highlander and the Optionholders at the Closing and transaction expenses of the Company, Sellers and target companies, with any remainder used to fund working capital of the post-combination company. Under the Subscription Agreements, the obligations of the parties (or, in some cases, some of the parties) to consummate the Private Placement are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties, including, among others, (i) the absence of a legal prohibition on consummating the Private Placement; (ii) all conditions precedent under the Business Combination Agreement having been satisfied or waived; (iii) the accuracy of representations and warranties in all material respects; and (iv) material compliance with covenants.

The Class A ordinary shares to be issued in connection with the Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Subscription Agreements provide that the Company will, within 60 days after the consummation of the transactions contemplated by the Business Combination Agreement, file with the SEC a registration statement registering the resale of such Class A ordinary shares and will use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) 105 days after the filing thereof (or 165 days after the filing thereof if the SEC notifies the Company that it will “review” the registration statement) and (ii) ten business days after the Company is notified by the SEC that the registration statement will not be “reviewed” or will not be subject to further review.
Each Subscription Agreement will terminate with no further force and effect (i) upon the termination of the Business Combination Agreement; (ii) upon mutual written agreement of the parties and IWM as the Shareholders’ Representative; (iii) 30 days after March 31, 2022 if the Business Combination has not been consummated by such date; or (iv) if any of the conditions therein are not satisfied or waived prior to the Closing or not capable of being satisfied on or prior to the Closing.
Background of the Business Combination
All dates and times referenced in this Background of the Business Combination refer to Eastern Standard Time.
We are a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company with limited liability and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Our intention was to search globally for a target with operations or prospects focusing on global consumer, technology or media sectors with disruptive growth potential through the use of technology that can benefit from operations in Asia. The terms of the Business Combination were the result of extensive negotiations between Mr. Jonathan Lin, Chief Executive Officer of the Company, Frank Han, President of the Company, and Kevin Lee, Chief Financial Officer of the Company (“Company Management”), and representatives of IWM, Highlander and Forbes. Throughout the process, our independent directors were involved in evaluating the proposed terms of the potential business combination transaction and providing oversight to Company management, but none of our independent directors was directly involved in negotiating the transaction with any counterparties. The following is a brief description of the background of such negotiations, the Business Combination and related transactions. It is not, and does not purport to be, a complete catalogue of every interaction between the applicable parties
Prior to consummation of the IPO on March 25, 2021, neither the Company, nor anyone acting on its behalf, contacted any prospective target business or had any substantive discussion, formal or otherwise, with respect to any potential business combination with the Company.
After our IPO, the Company commenced an active search for prospective businesses and assets to acquire. Company Management were contacted by a number of individuals and entities with respect to acquisition opportunities. During this search process, the Company reviewed twenty one (21) acquisition opportunities, including consumer and technology companies in a range of different sectors, and entered into non-disclosure agreements with seven (7) potential target businesses other than Forbes. The Company conducted more in-depth due diligence on four (4) potential target businesses (other than Forbes) consisting of: (i) a residential EV charging company; (ii) a 3D technology company; (iii) a semiconductor company and (iv) a self-driving taxi company. As part of the evaluation process of each potential target, our management considered, among other things, large underpenetrated markets with favorable industry dynamics, global targets that would benefit from being publicly traded, consumer, technology or media brands with unique brand-positioning and compelling growth potential, market leadership with sustainable competitive advantage, experienced, motivated and public market ready management team and proven monetization and attractive unit economics with high operating leverage. When evaluating potential targets, the Company generally judged opportunities against these criteria, in addition to others.

On March 27, 2021, Mr. Lin met with representatives of IWM, the majority shareholder of Forbes, following an introduction by a mutual contact. IWM shared a broad overview of the history and initial rationale for acquiring Forbes in 2014, Forbes’ performance since the acquisition, and that it was then considering strategic alternatives. Mr. Lin suggested it was in their mutual interest for the Company, IWM and Forbes to enter into preliminary discussions regarding a potential transaction involving Forbes.
On March 28, 2021, Company Management had an introductory call with Michael Federle, Chief Executive Officer of Forbes, following an introduction by IWM.
On March 30, 2021, Mr. Lin and representatives of IWM held a breakfast meeting to discuss a potential transaction involving Forbes. During this meeting, IWM noted that it was also in discussions with another party that had expressed interest in Forbes (the “Potential PIPE Investor”) and expressed its interest in continuing discussions with the Potential PIPE Investor.
Later on March 30, 2021, the Company entered into a non-disclosure agreement with Forbes. After the non-disclosure agreement was executed, Forbes began providing preliminary confidential information to the Company and its representatives regarding Forbes’ business and operations through a confidential data room previously set up by Forbes that was previously set up for prospective investors (the “Data Room”).
Beginning on March 30, 2021, Forbes and IWM began providing business and financial due diligence materials to the Company through e-mails and the Data Room, including a financial model prepared by Forbes’ management (the “Forbes Management Projections”). See the section of this proxy statement titled “— Unaudited Prospective Financial Information of Forbes” for more information on the Forbes Management Projections. During this period, Forbes and IWM also conducted due diligence on the Company, including the individuals comprising the Company’s management team and their relevant experience.
Over the course of the following weeks and months, the Company and its advisors continued to conduct due diligence regarding Forbes’ business, including Forbes’ overall addressable market, its digital strategy, the commercial viability of Forbes’ business plan and certain revenue, operating costs, variables underlying the Forbes Management Projections.
On March 31, 2021, Company Management and representatives of IWM held a follow-up meeting to discuss a potential business combination transaction with Forbes. The parties discussed initial views on the industry, investment thesis, and a due diligence work plan.
Also on March 31, 2021, Company Management engaged in a phone conference with Kirkland & Ellis (“Kirkland”) to provide legal advice on a potential business combination with Forbes. Subsequently, Kirkland was granted access to the Data Room and began to conduct preliminary legal due diligence on Forbes, IWM and the Potential PIPE Investor.
On April 6, 2021, Company Management, representatives of IWM and the Potential PIPE Investor held a conference call to discuss the outline of a proposed business combination involving the three parties, including indicative valuation, sources of funding, corporate governance of the post-combination company whereby the Sponsor expected to have the right to nominate Mr. Lin to be one of the directors of the combined entity, exclusivity and a transaction timeline.
On April 13, 2021, after two (2) weeks of intensive due diligence, Company Management held a follow-up meeting with IWM, where the parties discussed updates on financial and legal due diligence work and upcoming priorities, industry analysis relating to digital advertising and the online subscription businesses, post-closing value creation and deal structure. Subject to further diligence, the Company believed a preliminary valuation range of $600 million to $650 million would be an attractive risk-reward profile for the Company’s shareholders and verbally shared this valuation range to IWM. The Company expressed that in order to further dedicate resources, the Company would seek exclusivity.
On April 16, 2021, the Board held a meeting via video teleconference, which was attended by all of the members of the Board along with Mr. Han and representatives of Kirkland. During this meeting, the Board reviewed an update on potential targets for a business combination identified by the Company’s management, as part of which the Company’s management introduced Forbes as a potential target. A representative of Kirkland provided the Board with an overview of its fiduciary duties, including the importance of identifying potential conflicts of interest. The Board discussed the terms and conditions of a proposed business combination under discussions with IWM and the Potential PIPE Investor and reviewed an initial draft of a letter of intent (the “LOI”) outlining the proposed terms, including an indicative valuation, purchase price formula, sources and uses of capital, post-closing corporate governance whereby the Sponsor expected to nominate Mr. Lin to be one of the directors of the combined entity, an equity compensation plan, lock-up, support and exclusivity arrangements. The Board also discussed a potential earn-out arrangement (the “Earn-Out Arrangement”) under the LOI whereby, in the event that the Potential PIPE Investor provided the level of investment contemplated by the LOI, a portion of the founder shares and warrants held by the Sponsor would become subject to vesting conditions over the three-year period following the consummation of the proposed business combination and potentially transferred to the Potential PIPE Investor, depending on the trading price of shares of the combined entity post-closing. Any of the founder shares and warrants subject to the Earn-Out Arrangement that had not achieved their respective vesting conditions by the end of the three-year period were to be forfeited and cancelled for no consideration. Following this discussion, the Board authorized management to continue to explore the potential transaction with Forbes, IWM and the Potential PIPE Investor, including negotiating and entering into the LOI on terms similar to those discussed during the meeting. The Board also ratified the engagement of Kirkland.
Also on April 16, 2021 the Company formally engaged a third party professional service provider (an internationally recognized consulting firm) to provide financial and tax due diligence and structuring services in connection with the potential business combination with Forbes. Subsequently, the financial and tax advisor began to conduct financial and tax due diligence on Forbes and its subsidiaries by reviewing confidential information of Forbes and discussions with Forbes’ management, including due diligence on historical financial statements, federal and local income taxes and other taxes matters. During the course of the due diligence work, representatives of the financial and tax advisor held numerous virtual meetings, phone calls and diligence sessions with representatives of Forbes concerning financial and tax due diligence matters.
From April 16, 2021 to April 27, 2021, representatives of Kirkland, the legal advisor to the Potential PIPE Investor, and IWM exchanged drafts of the LOI, and Company Management, the Potential PIPE Investor and representatives of IWM held conference calls to discuss and finalize the LOI.
On April 22, 2021, Kirkland commenced in-depth legal due diligence on Forbes, including due diligence on its corporate structure, licensing practices, intellectual property portfolio, material contracts and employment matters. From April 29, 2021 to June 2, 2021, representatives of Kirkland held numerous virtual meetings, phone calls and diligence sessions with representatives of Forbes concerning legal due diligence matters.
On April 27, 2021, the Company entered into an LOI with IWM and the Potential PIPE Investor. The business combination transaction, as proposed, was structured as a share acquisition at an enterprise value of $620 million dollars on a cash-free, debt-free basis as adjusted for a normalized level of working capital, to be financed in part by proceeds from the Private Placement up to $475 million, including an investment from the Potential PIPE Investor. Forbes’ shareholders would receive up to $475 million in cash as a result of the proposed business combination, depending upon the ultimate amount of cash available to the Company at the Closing after taking into consideration the Private Placement, any redemptions by the Company’s Public Shareholders, transaction expenses and a minimum amount of available cash to be left on the post-combination company’s balance sheet. All other consideration for existing shareholders would be paid out in newly issued shares of the post-combination company. The LOI also contemplated, among other things, lock-ups, an equity compensation plan, the Earn-Out Arrangement, exclusivity arrangements and post-closing governance arrangements whereby the Sponsor expected to nominate Mr. Lin to be one of the directors of the combined entity.
Following execution of the LOI, Kirkland began to prepare the definitive agreements governing the proposed business combination. The Company and Forbes, in consultation with their financial and legal advisors, also began preparing an investor presentation for meeting with certain targeted investors on a confidential basis.

On May 9, 2021, Company Management reached out to representatives of Highlander to discuss the potential business combination agreement with Forbes, including the vision for Forbes to go public.
On May 11, 2021, Company Management and representatives of Highlander held an introductory call to discuss the potential business combination agreement with Forbes.
On May 14, 2021, Company Management, Forbes and the Potential PIPE Investor held a due diligence session on the business plan of Forbes and other commercial due diligence matters.
On May 21, 2021, the Board held a meeting via video teleconference, which was attended by all of the members of the Board along with Mr. Han and representatives of Kirkland. During this meeting, the Board reviewed the financial and legal due diligence work performed by management, Kirkland and the third party professional service provider on Forbes, the proposed business model for Forbes post-closing and the timeline for the proposed business combination and the Private Placement. During this meeting, Mr. Sammy Hsieh, an independent director of the Company, disclosed a potential conflict of interest as a result of IWM being one of the major shareholders of iClick Interactive, a company Mr. Hsieh had co-founded. Mr. Hsieh also noted that iClick had certain business agreements in place with Forbes. Mr. Hsieh requested, which request was approved by the remainder of the Board, that he would continue to participate in discussions of the proposed business combination at future Board meetings but he would abstain from voting on any matters related thereto. For more details on how this potential conflict of interest was considered by the Board, see “— Interests of Certain Persons in the Business Combination.”
On May 26, 2021, Kirkland sent the draft of the Business Combination Agreement to Cadwalader, Wickersham & Taft LLP (“CWT”), the legal advisor to IWM and Forbes. On May 27, 2021, CWT sent the draft of the Business Combination Agreement to Highlander’s legal advisor. From May 26, 2021 to August 25, 2021, the parties and their legal advisors negotiated the terms of, and exchanged drafts of, the Business Combination Agreement. In addition, during this same period, Company Management, Forbes, IWM, Kirkland and CWT conducted various telephonic conferences to discuss and resolve open issues related to the proposed business combination. Significant areas of discussion and negotiation included: (i) treatment of outstanding options of Forbes, (ii) the means of calculating the cash consideration to be paid to IWM and Highlander in the transaction and the amount to be set as the minimum available cash closing condition, (iii) interim covenants of the relevant parties, including the Company’s ability to change its board recommendation, the Company’s obligation to arrange alternative financing if the financing under the subscription agreements was to become unavailable, the parties’ obligation not to solicit alternative acquisition proposals and Forbes’ obligation to deliver financial statements that have been audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor, (iv) post-closing employee matters, (v) survival of the representations by the Sellers regarding title of the sold shares, (vi) the scope of the representations and warranties, other covenants and closing conditions of the parties, and (vii) definitions of key terms.
On June 7, 2021, Company Management, IWM, Forbes, Kirkland and CWT held a video teleconference with JonesTrading Institutional Services LLC (“JonesTrading”), which the Company had reached out to regarding potentially serving as a placement agent in connection with the private placement to discuss the draft investor presentation, status of the private placement discussions and a timeline for the proposed business combination.
On June 14, 2021, the Company formally engaged JonesTrading as placement agent in connection with the Private Placement.
On June 15, 2021, CWT provided Kirkland with a revised draft of the Business Combination Agreement which, among other things, (i) added a minimum available cash closing condition, (ii) tied the Company’s ability to change its board recommendation to with the occurrence of an intervening event, (iii) added an obligation by the Company to arrange for alternative financing if the financing under the subscription agreements was to become unavailable, (iv) added a covenant of the Company’s restricting its ability to solicit alternative acquisition proposals, (v) added post-closing employee covenants whereby the Company would provide employees of Forbes with compensation packages no less favorable than those as of closing during the twelve (12) months following the Closing, (vi) revised the survival provision such that no representations of the Sellers would survive the Closing, (vii) revised the scope of the representations and warranties, other covenants and closing conditions of the parties, (viii) revised the dispute resolution mechanisms and (ix) revised definitions of certain key terms.
On June 21, 2021, the Board held a meeting via video teleconference, which was attended by all of the members of the Board along with Mr. Han and representatives of Kirkland. During this meeting, the Board reviewed business and financial aspects of the potential business combination transaction with Forbes, including Forbes’ historical financials and the Forbes Management Projections, a detailed review of the key components of the Forbes Management Projections and the material assumptions used by Forbes’ management in preparing the Forbes Management Projections and the impact of COVID-19 on Forbes’ business, tax benefits identified in the due diligence process. The key revenue drivers considered by the Board in assessing the Forbes Management Projections were digital direct advertising (including cost-per-mille (CPMs), the effective price Forbes can charge both for direct and programmatic advertising, and page views and impressions to Forbes’ eco-system across its Forbes.com, website and social media footprint), brand extensions (including a review of existing licensee contracts and projected numbers of virtual and live events and associated revenues) and consumer businesses (including customer engagement across various platforms such as Forbes’ Vetted and Marketplace). In addition, the Board considered and reviewed the following, among other things, in assessing the reasonableness, limitations and reliability of the Forbes Management Projections:
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the fact that the Forbes Management Projections over the 2-year projection period (2021E - 2022E) capture only the existing revenue generating businesses at the time the projections were made without taking into account any of the additional pipeline opportunities that are under development and therefore more speculative;

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the bottoms-up and top-down diligence process, supplemented with interviews with Forbes’ management, conducted by Company Management in determining that the revenue performance over the projection period for Digital Advertising and Brand Extensions segments are consistent with the long-term historical growth rates from 2010 to 2019, which the Board believed the fundamental foundation of Forbes business today can continue to sustain and accelerate, and that the projections for contribution margin and pro forma EBITDA margins assumed a moderate increase over the projection period, consistent with historical performance and the operating leverage inherent in the business model;

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comparisons of the major drivers for revenue in the projections against industry and competitor benchmarks, where applicable;

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other assumptions underlying the Forbes Management Projections that are disclosed in the section of this proxy statement titled “— Unaudited Prospective Financial Information of Forbes”; and

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assumptions with respect to general business, economic, market, COVID-19 and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Forbes’ control, such as the risks and uncertainties contained in the section titled “Risk Factors.”

In addition, the Board discussed the status of the Private Placement and the Potential PIPE Investor’s inability to provide financing in the Private Placement as a result of which management of the Company would inform the Potential PIPE Investor that its role in the potential business combination was being terminated.
Also on June 21, 2021, Company Management held a meeting with Forbes’ management to discuss management compensation and post-closing share-based incentives.
On June 22, 2021, the Company informed the Potential PIPE Investor that its exclusivity period and related rights under the LOI had been terminated. The exclusivity between IWM and Forbes on the one hand, and the Company on the other hand, was automatically extended under the terms of the LOI to July 19, 2021.
On June 29, 2021, Kirkland provided CWT with a revised draft of the Business Combination Agreement which reflected, among other things, changes to the minimum available cash closing condition, along with changes to the representations, warranties and covenants.
On July 1, 2021, Kirkland provided CWT with an initial draft of the Subscription Agreement.

Beginning on July 12, 2021, Company Management and representatives of JonesTrading, on behalf of the Company, in consultation with representatives of Forbes, began contacting a limited number of prospective investors in the Private Placement, each of which agreed to maintain the confidentiality of the information received. Company Management and representatives of JonesTrading, on behalf of the Company, reached out to prospective investors with whom Company Management had built relationships through the normal course of their prior work experience and personal networks. These prospective investors were selected based on mutually agreed upon criteria, including their (i) track record in comparable private placement transactions, (ii) potential interests in the proposed business combination and (iii) potential to add value to the business prospects of the combined entity. Beginning on July 14, 2021 and over the following weeks through August 17, 2021, Company Management, Forbes and JonesTrading participated in various virtual meetings with prospective investors in the Private Placement. During these meetings, the parties discussed overall industry trends and growth drivers, Forbes’ digital transformation and growth opportunities, historical financial performance and projections and valuation of comparable companies. From July 22, 2021 to August 23, 2021, the Company and JonesTrading received non-binding commitments from potential investors in the Private Placement.
On July 30, 2021, CWT provided Kirkland with a revised draft of the Business Combination Agreement which reflected, among other things, changes to the minimum available cash closing condition, representations and warranties and covenants.
Also on July 30, 2021, CWT provided Kirkland with a revised draft of the Subscription Agreement. From July 30, 2021 to August 19, 2021, Kirkland, CWT and representatives of JonesTrading exchanged multiple drafts of the Subscription Agreement, which reflected, among other things, changes to the representations and warranties of the Company and prospective investors, indemnification provisions, including IWM, Highlander, Forbes and FGH as third party beneficiaries of certain provisions, and provisions that further protected JonesTrading’s interests as placement agent in the Private Placement. The Company and Forbes agreed to a form of the Subscription Agreement, which included a purchase price set at the same price as the shares being received by the Sellers under the Business Combination Agreement and was provided to prospective investors in the Private Placement on August 22, 2021.
On August 2, 2021, Company Management and representatives of Forbes, JonesTrading, Kirkland and CWT held a meeting via video teleconference to discuss status of the Private Placement and timeline of the proposed business combination.
On August 3, 2021, Company Management and representatives of IWM, Forbes, Kirkland and CWT held a meeting via video teleconference to discuss and resolve open issues under the Business Combination Agreement, including (i) the means of calculating the cash consideration to be paid to IWM and Highlander in the transaction, (ii) the Company’s obligation to arrange alternative financing if the financing under the subscription agreements was to become unavailable, (iii) post-closing employee matters, (iv) various representations and warranties and other covenants of the parties, and (v) definitions of key terms.
Also on August 3, 2021, Kirkland provided CWT with the initial draft of various ancillary documents relating to the proposed business combination, including the A&R Purchaser Charter, the Investor Rights Agreement, pursuant to which the Sponsor expected to nominate Mr. Lin to be one of the directors of the combined entity, the Investor Representation Letter and the Support Agreement. From August 3, 2021 to August 26, 2021, Kirkland and CWT exchanged multiple drafts of the ancillary documents to resolve open issues, including addition of officers and directors of the Company as parties to the Support Agreement, the board composition of the post-combination company and the lock-up of shares and warrants held by the Sponsor for a 12-month period after the Closing.
On August 4, 2021, Mr. Lin and representatives of IWM held a meeting to discuss open items, including board composition of the post-combination company, the minimum available cash closing condition, lock-up with respect to Founder Shares, treatment of pre-closing taxes and closing timetable.
From August 9, 2021 through August 23, 2021, Kirkland and CWT exchanged multiple drafts of the Business Combination Agreement and held several conference calls to discuss and resolve open issues, including whether to cash out or roll over Forbes’ outstanding options, certain representations and warranties and covenants, including those related to the intellectual property rights and tax, the minimum available cash closing conditions and comments from Highlander relating to, among other things, the mix of consideration and resulting tax treatment with respect to such consideration. Subsequently on August 23, 2021, a form of the Business Combination Agreement was provided to prospective investors in the Private Placement for their review.
On August 13, 2021, CWT provided Kirkland with the initial draft of (i) an amendment to a previously executed settlement agreement by and among the IWM, Highlander, FGH, Forbes and certain other parties, pursuant to which certain provisions of the settlement agreement that related to the shareholders agreement by and between IWM and Highlander (the “Shareholders Agreement”) would be terminated upon the Closing and (ii) a second amendment to the services agreement by and between Forbes Media, LLC and an affiliate of Highlander, which provided, among other things, for the payment of certain amounts to Highlander’s affiliate in exchange for the continuation of certain services and an extension of the period of the non-competition and non-solicitation undertakings by certain members of the Forbes family for two years after the Closing.
From August 13, 2021 to August 18, 2021, CWT and Kirkland exchanged multiple drafts of amendments to the settlement agreement and services agreement, which reflected, among other things, changes to their respective termination provisions and scope of the Forbes family members that would be subject to the services agreement.
On August 17, 2021 and August 19, 2021, Company Management and representatives of Forbes, JonesTrading, Kirkland and CWT held video teleconferences to discuss the status of the Private Placement and timeline of the proposed business combination.
Also on August 17, 2021, Kirkland provided CWT with an initial draft of the option surrender agreement in connection with cashing out of outstanding options upon the Closing. On August 18, 2021, Kirkland and CWT agreed to a form of the option surrender agreement.
On August 18, 2021, Kirkland provided CWT with an initial draft of the incentive equity plan term sheet with respect to equity incentive arrangements after the Closing. From August 18, 2021 to August 25, 2021, Kirkland and CWT exchanged several drafts of the incentive equity plan term sheet, which reflected, among other things, changes to (i) the number of shares to be reserved under the incentive equity plan and employee stock purchase plan and (ii) whether shares underlying the options that will be terminated or expire without being exercised were to be added to such share reserve.
Also on August 18, 2021, CWT provided Highlander’s legal advisors with the draft amendments to the settlement agreement and services agreement. From August 18, 2021 to August 25, 2021, CWT and Highlander’s legal advisors exchanged drafts of these two documents.
On August 19, 2021, CWT provided Kirkland with an initial draft of the company disclosure letter with respect to the Business Combination Agreement. CWT and Kirkland exchanged several drafts of the company disclosure letter up through the time the Business Combination Agreement was executed on August 26, 2021. Significant areas of discussion and negotiation with regards to the company disclosure letter included (i) exceptions to Forbes’ interim operating covenants and (ii) clarifications of certain disclosures.
On August 20, 2021, the Board held a meeting via video teleconference, which was attended by all of the members of the Board along with Mr. Han and representatives of Kirkland. During this meeting, the Board discussed updates on the proposed business combination, including recent business performance of Forbes, the status of the Private Placement, the proposed engagement of Credit Suisse Securities (USA) LLC (“Credit Suisse”) as an equity capital market advisor, the potential transaction timeline, and open issues in the Business Combination Agreement, the Subscription Agreement and the ancillary documents.
On August 21, 2021, Kirkland provided CWT with an initial draft of the purchaser disclosure letter with respect to the Business Combination Agreement. Kirkland and CWT exchanged multiple drafts of the purchaser disclosure letter up through the time the Business Combination Agreement was executed on August 26, 2021.
On August 22, 2021, the Company formally engaged Credit Suisse as an equity capital market advisor in connection with the proposed business combination.

Also on August 22, 2021, a form of the Subscription agreement was provided to prospective investors in the Private Placement for their review. From August 22, 2021 to August 25, 2021, the Company and JonesTrading received comments from these potential investors in the Private Placement on the form of the Subscription Agreement, which were generally acceptable to the Company.
From August 22, 2021 to August 25, 2021, Company Management, IWM, Forbes, JonesTrading, Kirkland and CWT held several video teleconferences to discuss status of the Private Placement, open items and timeline of the proposed business combination.
Also on August 22, 2021, Mr. Lin and representatives of IWM and Forbes had further discussions relating to the proper allocation of transaction expenses, including in connection with compensation for Forbes’ management.
From August 22, 2021 to August 26, 2021, Kirkland and CWT exchanged multiple drafts of the Business Combination Agreement, which reflected changes to the minimum available cash closing condition, survival of certain representations of the Sellers, the Company’s ability to change its board recommendation, whether or not Sellers’ consent was required to make changes to the subscription agreements after signing, and the allocation of closing transaction expenses, along with various changes to the representations and warranties and covenants of the parties.
From August 23, 2021 to August 25, 2021, Company Management and Kirkland held several meetings with certain prospective investors in the Private Placement to discuss their questions regarding the Subscription Agreement, including with respect to mechanics and registration rights.
On August 25, 2021, the Board held a meeting via video teleconference to discuss the final transaction terms and evaluate the proposed business combination, which was attended by all of the members of the Board along with Mr. Han and representatives of Kirkland. During this meeting, representatives of Kirkland provided an overview of the proposed business combination and the status of the Private Placement where the Company had secured $400 million from investors. Representatives of Kirkland then reviewed the fiduciary duties of the Board and the terms of the proposed business combination, including the Business Combination Agreement and other definitive agreements, copies of which were provided to the Board in advance of the meeting. Each member of the Board was present at the meeting, and with the assistance of Kirkland, discussed and reviewed the proposed business combination, the terms and conditions of the Business Combination Agreement and other definitive agreements. The Board also discussed the board composition of the post-combination company and the 12-month lock-up and other provision of ancillary agreements. Following such discussion, including asking questions of the Company’s management and representatives of Kirkland, each member of the Board (other than Mr. Hsieh, who it had previously determined that he would abstain from voting on this matter) determined that, based upon the terms of the Business Combination, including the materials provided to the directors, the Business Combination was advisable and in the best interests of the Company and its shareholders. Upon motion duly made and seconded, each member of the Board (other than Mr. Hsieh) approved resolutions relating to the Business Combination, a copy of which was provided to the Board in advance of the meeting.
On the morning of August 26, 2021, the parties executed the Business Combination Agreement, the Investor Rights Agreement and the related agreements and the investors in the Private Placement executed their respective Subscription Agreements. On the same date, before the stock market opened, the Company and Forbes announced the execution of the Business Combination Agreement and the Business Combination. No valuation or other material information about the Company, Forbes or the ongoing de-SPAC transaction was provided to PIPE Investors that has not been disclosed publicly.
Our current amended and restated memorandum and articles of association provide that (i) to the fullest extent permitted by applicable law and except and to the extent expressly assumed by contract, no individual serving as a director or officer of Magnum Opus shall have any duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Magnum Opus or to communicate or offer any such corporate opportunity to the Magnum Opus; (ii) to the fullest extent permitted by applicable law and except and to the extent expressly assumed by contract, no individual serving as a director or officer of Magnum Opus shall be liable to Magnum Opus or its shareholders for breach of his or her fiduciary duty solely by reason of the fact that such party pursues or acquires such corporate opportunity for himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to Magnum Opus; (iii) to the fullest extent permitted by applicable law, Magnum Opus renounces any interest or expectancy of Magnum Opus in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for such director or officer, on the one hand, and Magnum Opus, on the other; and (iv) to the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced to be a breach of duty to Magnum Opus or its shareholders, Magnum Opus waives, to the fullest extent permitted by applicable law, any and all claims and causes of action that Magnum Opus may have for such activities.
As a result, to the extent that our officers or directors identify business opportunities that may be suitable for other companies on whose boards of directors they may sit or to whom they owe a contractual obligation, they will honor those pre-existing fiduciary and contractual obligations ahead of their obligations to us. Accordingly, they may refrain from presenting certain opportunities to us that come to their attention in the performance of their duties as directors of such other companies or in observance of contractual obligations unless the other companies have declined to accept such opportunities or waive the contractual obligations. The Board considered the pre-existing duties or contractual obligations of our directors and officers and does not believe that the waiver of the corporate opportunity doctrine materially interfered with its ability to identify an acquisition target. In addition, the Board believes that the inclusion of this waiver of the corporate opportunity doctrine has provided it with greater flexibility to attract and retain directors and officers who may be otherwise unable or unwilling to serve as a director or officer.
Independent Director Oversight
Our Board is composed of a majority of independent directors who are not affiliated with our Sponsor and its affiliates. In connection with the Business Combination, our independent directors, Messrs. Hsieh, Casin, Cheng and Liu, took an active role in evaluating the proposed terms of the Business Combination Agreement, the ancillary agreements and the amendments to our current memorandum and articles of association that will take effect upon the completion of the Business Combination. As part of their evaluation of the Business Combination, our independent directors were aware of the potential conflicts of interest with our Sponsor, officers, directors and their affiliates that could arise with regard to the proposed terms of (i) the Business Combination Agreement; (ii) the Private Placement; and (iii) amendments to our current memorandum and articles of association that will take effect upon the completion of the Business Combination. Our independent directors also own ordinary shares, the value of which may be affected by the Business Combination. Our independent directors (other than Mr. Hsieh, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest as a result of IWM being one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes) reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the Board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination. Please see the sections titled “Beneficial Ownership of Securities” for information on shares owned by our independent directors.
Our Board’s Reasons for the Approval of the Business Combination
The Board, in evaluating the transaction with Forbes, consulted with its legal counsel and financial and other advisors. In reaching its decision (i) that the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, are advisable, fair to and in the best interests of, the Company and its shareholders, and (ii) to recommend that the shareholders approve the transactions contemplated by the Business Combination Agreement, including the Business Combination, the Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below.
Before reaching its decision, the Board reviewed the results of management’s due diligence, which included:
•
research on industry trends, competitive landscape and other industry factors;

•
extensive meetings and calls with Forbes’ management team and representatives regarding operations, major customer and financial prospects, among other customary due diligence matters;

•
review of Forbes’ material business contracts and certain other legal and commercial diligence;

•
review of Forbes’ business model and historical financial statements, among other financial information; and

•
reports related to tax, financial and legal diligence prepared by external advisors.

In light of the wide variety of factors considered in connection with its evaluation of the Business Combination Agreement and the transactions contemplated thereby, the Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that the Board considered in reaching its determination and supporting its decision. The Board viewed its decision as being based on all of the information available and the factors presented to and considered by the Board. In addition, individual directors may have given different weight to different factors. The Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the following reasons. This explanation of the Board’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Cautionary Statement Regarding Forward-Looking Statements.”
The Board considered a number of factors pertaining to the Business Combination as generally supporting its decision to enter into the Business Combination Agreement and the transactions contemplated thereby, including, but not limited to, the following material factors:
•
Forbes’ Brand.    The Board considered the 104-year history and strength of the Forbes brand, which reaches more than 150 million people worldwide through its trusted journalism, signature LIVE events, custom marketing programs and 46 licensed local editions covering 77 countries, and extends to real estate, education and financial services license agreements.

•
Business Opportunities.    The Board considered Forbes’ opportunities for future growth, particularly in the consumer business segment and by capitalizing upon the strength of its editorial team, including opportunities for international expansion, vertical expansion and opportunities for extending across adjacent verticals and potential M&A opportunities.

•
Public Market Readiness.    The Board considered the digital transformation of Forbes away from print magazine to online and branded recurring revenue streams, combined with proprietary cache of data on over 1 billion unique global users, as creating the optimal inflection point to enter the public markets and embark on the next stage of growth to fully realize the brand’s potential. The Board considered that Forbes was poised to drive a user conversion story empowered by its strong brand, digital footprint and proprietary data.

•
Attractive Valuation.    The Board concluded that the valuation of Forbes reflects an attractive valuation relative to comparable companies and precedent transactions.

•
Strong Existing Management Team.    The Board considered that Forbes’ existing management team of industry veterans, all of whom have been instrumental in Forbes’ digital transformation and recent record business results, will continue to manage the post-combination company under the leadership of Michael Federle, Chief Executive Officer.

•
Due Diligence.    The Company conducted a due diligence review of Forbes and its business, including review of relevant documentation and discussions with Forbes’ management and the Company’s financial, legal and other advisors. Through the Company’s detailed due diligence investigation, the Board and management had knowledge of, and were familiar with, Forbes’ business and financial condition, licensing practices and material business relationships.

•
Other Alternatives.    Having reviewed other potential business combination opportunities available to the Company, the Board believes that the Business Combination presents the most attractive business combination opportunity available to the Company based on the process it utilized to evaluate such other potential business combination opportunities and the belief that such process has not yielded more attractive alternatives, taking into account the potential risks, rewards and uncertainties associated with potential alternatives.

•
Negotiated Transaction.    The financial and other terms and conditions of the Business Combination Agreement and the transactions contemplated thereby, including each party’s representations, warranties and covenants, the conditions to each party’s obligations and the termination provisions, were the product of arm’s-length negotiations between the Company, Forbes and the Sellers, and the Board believes that such terms are reasonable and fair to the Company’s shareholders.

•
Committed Equity Investment.    An aggregate of $400 million of private capital has been committed in the Private Placement, which indicates confidence and support for the Business Combination from third party investors.

•
Independent Directors’ Role.    The Board is comprised of a majority of independent directors who are not affiliated with the Sponsor or its affiliates. The independent directors (other than Mr. Hsieh, who it had previously determined that he would abstain from voting on this matter) evaluated and approved, as members of the Board, the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination.

In the course of its deliberations, the Board also considered a variety of risks and uncertainties relevant to the transaction, including, among others, the following:
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Benefits Not Achieved.    The risk that the potential benefits of the Business Combination may not be fully achieved, or may not be achieved within the expected timeframe.

•
COVID-19.    Uncertainties regarding the potential impact of the COVID-19 pandemic and related economic disruption on Forbes’ business and operations.

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Termination Date.    The risk that the Business Combination may not be consummated by March 31, 2022, upon the occurrence of which the Sellers or the Company may terminate the Business Combination Agreement; provided that the right to terminate is not available to a party where the failure of the Closing to occur on or before such date is caused by a failure of such party to perform and comply in all material respects with its covenants and agreements that are required to be performed or complied with at or prior to the Closing.

•
Liquidation of the Company.    The risks and costs to the Company if the Business Combination is not completed, including the risk of diverting management focus and resources from other business combination opportunities, which could result in the Company being unable to effect a business combination by March 25, 2023, and force the Company to liquidate and the Warrants to expire worthless.

•
Exclusivity.    The fact that the Business Combination Agreement includes an exclusivity provision that prohibits the Company from soliciting other business combination proposals, which restricts the Company’s ability to consider other potential business combinations to complete prior to the termination of the Business Combination Agreement by its terms or the completion of the Business Combination.

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No Survival of Remedies for Breach of Representations, Warranties or Covenants of Forbes and Sellers.    The risk that the Company will not have any surviving remedies against Forbes or the Sellers after the Closing to recover for losses as a result of any inaccuracies or breaches of representations, warranties or covenants of Forbes and the Sellers set forth in the Business Combination Agreement (except for representations by the Sellers regarding title of the sold shares). As a result, following the Closing, the Company’s shareholders will not have the ability to recover for the amount of any damages resulting from a breach of the Sellers representations, warranties or covenants set forth in the Business Combination Agreement. The Board determined that this structure was appropriate and customary in light of the fact that several similar transactions include similar terms.

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Shareholder Vote.    The risk that the Company’s shareholders may fail to provide the respective votes necessary to complete the Business Combination.

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Redemptions.    The risk that the Company’s current Public Shareholders may redeem their public shares for cash in connection with the Business Combination and the Sellers ability to not consummate the Business Combination if the amount of cash remaining in the Trust Account following redemptions and the proceeds of the Private Placement does not equal or exceed $400,000,000 in the aggregate.
•
Closing Conditions.    The fact that completion of the Business Combination is conditioned on the satisfaction of certain closing conditions that are not within the Company’s control. Furthermore, the Company will be required to consummate the Business Combination regardless of Forbes’ performance or other developments that occur prior to the Closing, unless a material adverse effect of Forbes has occurred. Therefore, the Company’s shareholders could be adversely affected by, among other things, a decrease in the financial performance or worsening of financial condition of Forbes prior to the Closing without any ability to reduce the amount of cash to be paid or the number of shares to be issued in the Business Combination or the ability to terminate the Business Combination Agreement.

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Litigation.    The possibility of litigation challenging the Business Combination or that an adverse judgment granting permanent injunctive relief could indefinitely enjoin consummation of the Business Combination.

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Fees and Expenses.    The fees and expenses associated with completing the Business Combination.

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Other Risks.    Various other risks associated with the Business Combination, the business of the Company and the business of Forbes described under “Risk Factors.”

In addition to considering the factors described above, the Board also considered:
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Interests of Certain Persons.    Our Sponsor, officers and directors may have interests in the Business Combination that are in addition to, and that are different from, the interests of the Company’s shareholders (see “— Interests of Certain Persons in the Business Combination”). Our independent directors (other than Mr. Hsieh, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest as a result of IWM being one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes) reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving, as members of the Board, the Business Combination Agreement and the transactions contemplated therein, including the Business Combination.

The Board concluded that the potential benefits that it expected the Company and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the Board determined that the Business Combination Agreement and the transactions contemplated thereby, including the Business Combination, were advisable, fair to, and in the best interests of, the Company and its shareholders.
Unaudited Prospective Financial Information of Forbes
In April 2021, Forbes provided the Company with its internally prepared projections. The Forbes Management Projections do not take into account any circumstances or events occurring after the date on which the projections were initially prepared, which was February 1, 2021, and have not been updated to reflect actual results that have been set forth in Forbes’ audited financial statements included elsewhere in this proxy statement. The Forbes Management Projections were not prepared with a view towards compliance with the published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Forbes Management Projections were prepared solely for internal use, and capital budgeting and other management purposes, and are subjective in many respects and therefore susceptible to varying interpretations and the need for periodic revision based on actual experience and business developments, and were not intended for third-party use, including by investors or holders. They are being provided here solely to disclose information that was provided to the Company in the course of its evaluation of Forbes. You are cautioned not to place undue reliance on the Forbes Management Projections in making a decision regarding the transaction, as the Forbes Management Projections may be materially different than actual results.

The Forbes Management Projections are forward-looking and were derived from various estimates and assumptions including, but not limited to the following:
•
The Forbes Management Projections assume that Forbes will maintain a blended 12% compound annual growth rate between calendar years 2020 and 2022. This growth is higher than the historical compound annual growth rate of 4% between calendar years 2013 and 2019 because total revenue in 2021 is expected to go back to the pre-pandemic level. Such expectation was based upon the fact that, at the time the Forbes Management Projections were prepared, advertising and circulation revenue recorded for the six months ended December 31, 2020 approximated the advertising and circulation revenue recognized during the same period in 2019, and licensing, events and other revenue also started to increase during the last month of 2020 when compared to the monthly average of the same year. This trend continued through December 31, 2021, despite the emergence of additional COVID-19 variants during 2021. The projection was prepared at the time the vaccines were starting to become available and when the new administration announced and implemented a plan to deliver the vaccines expeditiously. While the COVID-19 pandemic negatively impacted Forbes’ live events business, it generated a record number of users consuming and engaging in content on Forbes’ website. Nevertheless, the extent to which the COVID-19 pandemic impacts our business going forward will depend on numerous evolving factors that we cannot reliably predict and if, as a result, Forbes’ total revenue does not go back to pre-pandemic levels, the blended compound annual growth rate between 2020 and 2022 may be significantly lower than the 12% compound annual growth rate assumed in the preparation of the Forbes Management Projections. The higher growth rate also factors in the expected growth in digital subscription, licensing and advertising. Revenue mix remains relatively the same between 2022 and 2021 with slight decrease in advertising and licensing due to the expected increase in circulation and events revenue. The Forbes Management Projections assume that key revenue drivers will be digital direct advertising (including CPMs, the effective price Forbes can charge both for direct and programmatic advertising, and page views and impressions to Forbes’ eco-system across its Forbes.com, website and social media footprint), brand extensions (including a review of existing licensee contracts and projected numbers of virtual and live events and associated revenues) and consumer businesses (including customer engagement across various platforms such as Forbes’ Vetted and Marketplace).

•
The Forbes Management Projections assume that Forbes will continue to improve operating leverage, with operating costs as a percentage of revenue declining from 81% in 2021 to 77% in 2022. The expected decline in operating costs as a percentage of revenue is moderately consistent with the average historical trend between 2017 and 2020, and, in addition to the expected decrease in Forbes’ print revenue that have higher operating costs, the decline in operating costs as a percentage of revenue is primarily due to the expected increase in digital circulation and advertising revenue, which both have lower operating costs when compared to the print revenue.

•
The Forbes Management Projections also assume that Forbes will improve its EBITDA from $41 million in 2021 to $53 million in 2022, primarily due to the increase in revenue and decline of operating costs as a percentage of revenue as described above.

The Forbes Management Projections still reflect management’s view on the future performance of Forbes and the Board does not believe that the projections should be amended at this time. However, the Forbes Management Projections reflect numerous assumptions including assumptions with respect to general business, economic, market, COVID-19 and financial conditions and various other factors, all of which are difficult to predict and many of which are beyond Forbes’ control, such as the risks and uncertainties contained in the section titled “Risk Factors.” Furthermore, the Forbes Management Projections capture only the existing revenue generating businesses at the time the projections were made without taking into account any of the additional pipeline opportunities that are under development. The Forbes Management Projections reflect the consistent application of the accounting policies of Forbes and should be read in conjunction with the accounting policies included in Note 2 to the accompanying historical audited consolidated financial statements of FGH included in this proxy statement. These projections are fully from the current base business and do not include any potential contribution from the new digital subscription business. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the Forbes Management Projections. The inclusion of the projections in this proxy statement should not be regarded as an indication that Forbes or its representatives or advisors considered or currently consider the Forbes Management Projections to be a reliable prediction of future events, and undue reliance should not be placed on the Forbes Management Projections.
The Forbes Management Projections were requested by, and disclosed to, the Company for use as a component in its overall evaluation of Forbes. Forbes has not warranted the accuracy, reliability, appropriateness or completeness of the Forbes Management Projections to anyone, including to the Company. The Forbes Management Projections were prepared in good faith by Forbes’ management, based on their reasonable best estimates and assumptions with respect to the expected future financial performance of Forbes at the time the Forbes Management Projections were prepared and speak only as of that time. Neither Forbes’ management nor the Company nor any of their respective representatives or advisors has made or makes any representation to any person regarding the ultimate performance of Forbes compared to the information contained in the Forbes Management Projections, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort. Forbes will not refer back to these forecasts in its future periodic reports filed under the Exchange Act.
The Forbes Management Projections are the responsibility of Forbes’ management. Neither Forbes’ independent auditors, Grant Thornton LLP, nor any other independent accountants have examined, compiled or otherwise performed procedures with respect to the accompanying prospective financial information presented herein and, accordingly, expresses no opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with the prospective financial information.
The key elements of the Forbes Management Projections are summarized below.
	Year Ended December 31,
	2021E	2022E
	($, in millions, except for %)
Pro Forma Revenue
Advertising	135	143
Circulation	23	27
Licensing	21	22
Events	13	20
Research	9	11
Other(1)	10	14
Total	211	237
Pro Forma Contribution Margin(2)	64%	63%
Pro Forma Adjusted EBITDA(3)	44	53

(1)
Other consists of event attendee revenues, reprints, newsstand and other small programs.

(2)
Contribution margin is defined as pro-forma revenue less cost of revenue (excluding depreciation and amortization) divided by pro-forma revenue.

(3)
Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment expense and certain discrete items impacting a particular segment’s results in a particular period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Forbes  —  Non-GAAP Financial Measures” for more information about this non-GAAP financial measure.

Satisfaction of 80% Test
It is a requirement under our current memorandum and articles of association and NYSE rules that any business or businesses acquired by the Company have an aggregate fair market value equal to at least

80% of the balance of the funds in the Trust Account (net of amounts previously disbursed to the Company’s management for taxes and excluding the amount of deferred underwriting discounts held in the Trust Account) at the time of the execution of a definitive agreement for an initial business combination. The net assets in the Trust Account at the time of the execution of the Business Combination Agreement with Forbes was $200,004,995.22 and 80% thereof represents $160,003,996.18. Based on the qualitative and quantitative information used to approve the Business Combination described herein, the Board determined that the foregoing 80% net asset requirement was met. The Board believes that the financial skills and background of its members qualify it to conclude that the acquisition met the 80% net asset requirement.
Interests of Certain Persons in the Business Combination
In considering the recommendation of the Board to vote in favor of the Business Combination, shareholders should be aware that, aside from their interests as shareholders, our Sponsor, directors and officers have interests in the Business Combination that are different from, or in addition to, those of other shareholders generally, which could cause them to benefit from and incentivize them to pursue a business combination with a less favorable target company or on terms less favorable to non-redeeming shareholders rather than liquidate. Our directors (other than Sammy Hsieh, our independent director, whom it had been previously determined would abstain from voting on this matter due to a potential conflict of interest described below) were aware of and considered these interests, among other matters, in evaluating the Business Combination and did not believe that such interests would preclude them from approving the Business Combination or from recommending the Business Combination to shareholders, considering that these interests would be disclosed in this proxy statement. Shareholders should take these interests into account in deciding whether to approve the Business Combination. These interests include, among other things, the fact that:
•
the fact that IWM is one of the major shareholders of iClick Interactive, a company co-founded by Mr. Hsieh that has certain business agreements in place with Forbes;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board paid an aggregate of $25,000 for 5,000,000 Founder Shares, which will have a significantly higher value at the time of the Business Combination but will become worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($9.96) and low ($9.94) prices for the Public Shares on the NYSE on February 15, 2022, the value of the Founder Shares would be $49,750,000;

•
the fact that our Sponsor paid an aggregate of approximately $6,000,000 for its 6,000,000 Private Warrants to purchase Class A ordinary shares and that such Private Warrants will expire worthless if a business combination is not consummated by March 25, 2023. Based on the average of the high ($1.27) and low ($1.15) prices for the Public Warrants on the NYSE on February 15, 2022, the value of the Private Warrants would be $7,260,000;

•
the fact that, given the differential in the purchase price that our Sponsor, officers, directors and the chairman of our advisory board paid for the Founder Shares and the purchase price that the Sponsor paid for the Private Warrants as compared to the price of the Public Shares and Public Warrants and the substantial number of Class A ordinary shares that the Sponsor and these individuals will receive upon conversion of the Founder Shares and Private Warrants, the Sponsor and these individuals can earn a positive return on their investment, even if Public Shareholders have a negative return on their investment;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed not to redeem any ordinary shares held by them in connection with a shareholder vote to approve a proposed initial business combination;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board will lose their entire investment in us if an initial business combination is not consummated by March 25, 2023. Our Sponsor, officers and directors and their affiliates have not incurred any out-of-pocket fees and expenses in relation to our initial business combination since the IPO;

•
the fact that our Sponsor, officers, directors and the chairman of our advisory board have agreed to waive their rights to liquidating distributions from the Trust Account with respect to Founder Shares held by them if we fail to complete an initial business combination by March 25, 2023;

•
the continued right of our Sponsor to hold the Private Warrants and ordinary shares to be issued upon exercise of the Private Warrants following the Business Combination, subject to certain lock-up periods;

•
in the event of the liquidation of the Trust Account upon the failure of the Company to consummate a business combination by March 25, 2023, our Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per-public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or claims of any third party (other than our independent public accountants) for services rendered or products sold to us, provided that such indemnification will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the Trust Account, nor will it apply to any claims under indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•
the continued indemnification of some of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Business Combination;

•
the fact that we have entered into an investor rights agreement with our Sponsor, officers, directors and the chairman of our advisory board, which provides for registration rights to them and their permitted transferees; and

•
the fact that, Jonathan Lin, our Chairman of the Board, Director and Chief Executive Officer and the holder of 100% of the voting securities of the Sponsor, will be a member of the New Forbes Board following the Closing and, therefore, in the future Mr. Lin could receive cash fees, share options or share-based awards that the New Forbes Board determines to pay to its non-executive directors.

Certain Engagements in Connection with the Business Combination and the Private Placement
In connection with the Company’s IPO, Credit Suisse acted as the sole book-runner, and JonesTrading acted as the co-manager. Under the Underwriting Agreement, Credit Suisse and JonesTrading are entitled to receive a deferred underwriting commission of $6,300,000 and $700,000, respectively. In January 2022, the deferred underwriting commission to which Credit Suisse and JonesTrading are entitled was reduced to $4,725,000 and $525,000, respectively, pursuant to a letter agreement among the Company, Credit Suisse and JonesTrading based on the understanding that the reduction amount would be used to engage additional capital markets advisors who will serve to facilitate the consummation of the Business Combination. The Company subsequently entered into engagement letters with Cantor Fitzgerald & Co and Needham & Company, LLC as capital markets advisors in connection with the Business Combination. The amount of cash fees payable by the Company to Cantor and Needham varies depending on the level of redemptions, with lower redemptions resulting in higher cash fees and therefore lower cash consideration payable and more shares issuable to Forbes shareholders. Cantor will receive a fixed fee of $1,000,000 upon the Closing irrespective of redemptions and an additional $250,000 if less than 25% of the Public Shares are redeemed. Needham will receive a fee ranging from $600,000 (in the maximum redemptions scenario) to $1,000,000 (in the no redemption scenario) upon the Closing.
On August 22, 2021, the Company engaged Credit Suisse as an equity capital market advisor in connection with the Business Combination. The scope of Credit Suisse’s services under the engagement primarily consists of: (i) analyzing and evaluating the business, operations and financial position of Forbes; (ii) preparing and implementing a marketing plan relating to the Business Combination; (iii) developing a strategy to effect the Business Combination; (iv) developing a strategy to communicate with existing and potential new investors in the Company regarding the Business Combination; (v) preparing investor presentations regarding the Business Combination; (vi) identifying existing and potential new investors in the Company in connection with the Business Combination; (vii) structuring and negotiating the Business Combination; (viii) advising the Company on the Business Combination, including transaction structure, capital markets aspects of the Business Combination and providing as requested the market commentary and feedback; (ix) meeting with the Board to discuss the Business Combination and its financial implications; and (x) providing such other capital markets advisory services as the Company and Credit Suisse may from time-to-time agree.

Under the terms of the engagement letter, the deferred underwriting compensation that Credit Suisse is entitled to receive upon the consummation of the Business Combination, which will not be adjusted based on the amount of redemptions nor reduce the per share amount that Company will distribute to redeeming shareholders, will also serve as the compensation for the above-mentioned services. Upon request, the Company will also reimburse Credit Suisse for its reasonable, out-of-pocket expenses of up to $5,000. In addition, subject to certain limitations specified in the engagement letter, the Company has agreed to indemnify and hold harmless Credit Suisse, its affiliates, the respective members, directors, officers, partners, agents and employees of Credit Suisse and its affiliates, and any person controlling Credit Suisse or any of its affiliates from and against any losses, claims, damages or liabilities (including actions or proceedings in respect thereof) related to or arising out of the engagement, Credit Suisse’s performance thereof or any other services Credit Suisse is asked to provide to the Company.
On June 14, 2021, the Company engaged JonesTrading as a placement agent in connection with the Private Placement. The scope of Jones Trading’s services under the engagement primarily consists of: (i) assisting the Company in the drafting, preparation and distribution of offering materials and other related documentation describing the Company, Forbes and the terms of the Private Placement; (ii) assisting the Company in formulating a marketing strategy for the Company’s equity or equity-lined securities and in developing related procedures and timetable; (iii) assisting the Company in identifying and screening prospective investors and preparing a list of such investors; (iv) soliciting offers from certain institutional accredited investors; (v) advising the Company as to the strategy and tactics of negotiations with potential investors and participating in such negotiations; (vi) advising the Company as to the timing, structure and pricing of the Private Placement; (vii) assisting the Company in structuring the terms of the securities to be sold and negotiating such terms with potential investors; (viii) assisting the Company in making presentations or offering materials regarding the Private Placement to the board of directors of Forbes or the Company or any committee thereof; and (ix) providing such other investment banking services as are customary for similar transactions and as may from time to time be agreed upon by JonesTrading and the Company.
In connection with these services and in addition to a deferred underwriting commission that JonesTrading is entitled to receive upon the consummation of the Business Combination, which will not be adjusted based on the amount of redemptions nor reduce the per share amount that Company will distribute to redeeming shareholders, JonesTrading will receive from the Company a cash fee equal to a portion of the gross proceeds of the Company’s securities sold in the Private Placement (specifically, 0.5% for securities sold to the Company’s employees, directors, affiliates and certain other specified individuals and 3.0% for securities sold to other investors). The Company will also reimburse JonesTrading for reasonably incurred and documented out-of-pocket expenses incurred in performing the services and any reasonable and documented out-of-pocket expenses relating to due diligence investigations, if applicable, which shall not exceed $50,000 in the aggregate without the Company’s approval. In addition, the Company has agreed to indemnify and to hold harmless JonesTrading, each of its respective affiliates, and their respective officers, directors, controlling persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), employees, affiliates, agents, counsel and other advisors, to the full extent allowed by law or equity, from and against any and all judgments, losses, claims (whether or not valid), damages, costs, fees, expenses or liabilities, joint or several, to which such party may become subject, directly or indirectly related to or arising out of or referred to in the engagement letter. On February 10, 2022, we entered into a letter agreement with JonesTrading, pursuant to which we agreed to issue to JonesTrading 100,000 ordinary shares, par value $0.0001 per share, at the Closing, the issuance of which will discharge our obligation to pay $1,000,000 of the cash fee payable to JonesTrading in connection with the Private Placement.
Because the receipt of the aforementioned deferred underwriting compensation and placement agent fees is conditioned upon the consummation of a business combination, the financial interests of Credit Suisse and JonesTrading or their respective affiliates in connection with the consummation of the Business Combination and/or the Private Placement present potential conflicts of interest in their provision of the aforementioned services. For example, in order to receive the deferred underwriting compensation and/or the placement agent fees, Credit Suisse and JonesTrading or their respective affiliate may cause the company to pursue a business combination with a less favorable target or involving terms less favorable to non-redeeming shareholders, and their evaluation of the target business may not be as thorough as it would have been if the deferred underwriting compensation and placement agent fees are not conditioned upon the consummation of the business combination. In addition, Credit Suisse and JonesTrading may provide other sales and trading, commercial and investment banking, advisory, investment management, wealth management, investment research, principal investing, hedging, market making, brokerage and other financial and non-financial services to the Company, Forbes and their respective officers, directors and affiliates from time to time, for which they would expect to receive compensation. Moreover, in the ordinary course of their respective business activities, Credit Suisse, JonesTrading and their respective affiliates, officers, directors and employees may also make investment recommendations and/or publish or express independent research views in respect of securities or financial instruments of the Company, Forbes and their respective officers, directors and affiliates, may hold or recommend to clients that they acquire, long and/or short positions in such securities and instruments, and may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers.
In considering the recommendation of the Board to vote in favor of approval of the Business Combination, shareholders should keep in mind that the Company’s advisors and respective entities affiliated with these advisors have interests in such proposals that are different from, and may conflict with, those of the holders of Public Shares and Public Warrants generally, including those discussed above.
Potential Purchases of Public Shares
Our Sponsor, directors or officers, Sellers or their respective affiliates may purchase our Class A ordinary shares or Public Warrants in privately negotiated transactions or in the open market either prior to the completion of our Business Combination, although they are under no obligation to do so, or during a period when they are not then aware of any material nonpublic information regarding us or our securities. Such a purchase of Class A ordinary shares may include a contractual acknowledgment that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. They may also enter into transactions with other shareholders to provide them with incentives to acquire our Class A ordinary shares or vote their Class A ordinary shares in favor of the Business Combination Proposal. The purpose of such purchases and other transactions would be to increase the likelihood of approval of the Business Combination Proposal and other proposals, to satisfy closing conditions or to ensure that we have in excess of $5,000,001 of net assets to consummate the Business Combination if it appears that such requirement would otherwise not be met. Entering into any such arrangements may have a depressive effect on the Class A ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase Class A ordinary shares at a price lower than market and may therefore be more likely to sell the Class A ordinary shares he owns, either prior to or immediately after the Extraordinary General Meeting.
No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement. We will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.
Anticipated Accounting Treatment
The Business Combination will be accounted for as a reverse recapitalization in accordance with GAAP. Under this method of accounting, the Company will be treated as the “acquired” company for financial reporting purposes. Forbes has been determined to be the accounting acquirer because (i) the existing Forbes shareholders will be the group that receives the largest portion of voting rights of the Company and IWM, the largest shareholder of Forbes, will be the largest single shareholder of the Company, with the largest portion of voting rights when contemplating the various redemption scenarios, (ii) Forbes’ executive management team shall remain unchanged and will continue to run the combined company, and (iii) the intended strategy of the combined company will continue to focus on Forbes’ core product/service offerings; Accordingly, management believes this factor indicates the accounting acquirer to be Forbes. For accounting purposes, the Business Combination will be treated as the equivalent of Forbes issuing stock for the net assets of the Company, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded.

Sources and Uses for the Business Combination
The following tables summarize the sources and uses for funding the Business Combination (i) assuming that none of Magnum Opus’ outstanding Class A ordinary shares are redeemed in connection with the Business Combination and (ii) assuming that all of Magnum Opus’ outstanding Class A ordinary shares are redeemed in connection with the Business Combination. For an illustration of the number of shares and percentage interests outstanding under each scenario see the section entitled “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”
No Redemption
Sources of Funds (in millions)		Uses (in millions)
Existing cash and cash held in Trust Account(1)	$223.6	Aggregate cash and ordinary share consideration issued to Forbes shareholders(2)	$629.5
Private Placement	400.0	Transaction and other costs(3)	19.0
Ordinary shares of combined company issued to Forbes shareholders(2)	169.9	Cash to combined company Balance Sheet	145.0
Total Sources	$793.5	Total Uses	$793.5

(1)
As of December 31, 2021. Includes $200.0 million of cash held in Trust Account and includes effect of $20.0 million distribution to Forbes shareholders subsequent to December 31, 2021.

(2)
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable will be paid in a combination of cash and shares of the Company. Shares issued to Forbes’ shareholders are at a deemed value of $10.00 per share. Assumes 17,190,502 ordinary shares issued, deposit with an escrow agent an amount equal to $5.0 million and the remainder in cash consideration and excludes 200,000 Founder Shares assigned to Michael Federle, Forbes’ Chief Executive Officer and any member of Forbes’ management as he may designate, immediately following and contingent upon the Closing as part of a transaction bonus.

(3)
Represents an estimated amount inclusive of advisory, banking, printing, legal and accounting fees. Excludes 100,000 ordinary shares (based on the assumed price of $10.00 per share) to be issued to satisfy fees related to the Private Placement. See “— Certain Engagements in Connection with the Business Combination and the Private Placement.”

Maximum Redemption
Sources of Funds (in millions)		Uses (in millions)
Existing cash and cash held in Trust Account(1)	$23.5	Aggregate cash and ordinary share consideration issued to Forbes shareholders(2)	$629.5
Private Placement	400.0	Transaction and other costs(3)	18.3
Ordinary shares of combined company issued to Forbes shareholders(2)	369.3	Cash to combined company Balance Sheet	145.0
Total Sources	$792.8	Total Uses	$792.8

(1)
As of December 31, 2021, assumes that 20,000,000 Magnum Opus Class A ordinary shares subject to redemption are redeemed for an aggregate payment of approximately $200.0 million (based on an estimated per share redemption price of approximately $10.00 that was calculated using the $200.0 million of cash in the Trust Account divided by 20,000,000 Magnum Opus Class A ordinary shares subject to redemption assuming the pro forma maximum redemption scenario pursuant to the Business Combination Agreement). Under the terms of the Business Combination Agreement, the aggregate cash proceeds received from the Trust Account, together with the proceeds from the Private Placement, must equal no less than $400.0 million. Includes effect of $20.0 million distribution to Forbes shareholders subsequent to December 31, 2021.
(2)
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable will be paid in a combination of cash and shares of the Company. Shares issued to Forbes’ shareholders are at a deemed value of $10.00 per share. Assumes 37,125,502 ordinary shares issued, deposit with an escrow agent an amount equal to $5.0 million and the remainder in cash consideration and excludes 200,000 Founder Shares that the Sponsor will transfer to Michael Federle, Forbes’ Chief Executive Officer and any member of Forbes’ management as he may designate, immediately following and contingent upon the Closing as part of a transaction bonus.

(3)
Represents an estimated amount inclusive of advisory, banking, printing, legal and accounting fees. Excludes 100,000 ordinary shares (based on the assumed price of $10.00 per share) to be issued to satisfy fees related to the Private Placement. See “— Certain Engagements in Connection with the Business Combination and the Private Placement.”

Name; Headquarters
The name of the post-combination company after the Business Combination will be Forbes Global Media Holdings, Inc. and our headquarters will be located at 499 Washington Blvd, Jersey City, NJ 07310.
Regulatory Matters
Hart-Scott-Rodino Antitrust Improvement Act
The Business Combination is not subject to any U.S. federal or state regulatory requirement or approval, except for approval under the HSR Act and the filings with the Cayman Islands Registrar of Companies necessary to effectuate the Business Combination in accordance with the Cayman Companies Act.
Completion of the Business Combination is subject to approval under the HSR Act. Under the HSR Act and the rules that have been promulgated thereunder by the FTC, certain transactions may not be consummated unless information has been furnished to the Antitrust Division and the FTC and certain waiting period requirements have been satisfied. On October 13, 2021, the Company and Forbes filed the required forms under the HSR Act with respect to the Business Combination with the Antitrust Division and the FTC. The waiting period expired on November 12, 2021.
At any time before or after consummation of the Business Combination, notwithstanding termination of the waiting period under the HSR Act, the applicable competition authorities could take such action under applicable antitrust laws as each deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the Business Combination. Private parties may also seek to take legal action under the antitrust laws under certain circumstances. We cannot assure you that the Antitrust Division, the FTC, any state attorney general, or any other government authority will not attempt to challenge the Business Combination on antitrust grounds, and, if such a challenge is made, we cannot assure you as to its result.
None of the Company or Forbes are aware of any material regulatory approvals or actions that are required for completion of the Business Combination other than the expiration of the waiting period under the HSR Act. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.
Regulations Regarding the Initial Business Combination and Related Issuance of Securities
Magnum Opus’s operational activities since its inception have consisted solely of organizational activities necessary to prepare for the IPO, identifying a target for its business combination, and activities in connection with the Business Combination. None of these activities have been subject to any restrictions under any laws or regulations of the HKSAR or the PRC. As of the date of this proxy statement, there is no law or regulation in the HKSAR or the PRC that explicitly requires Magnum Opus to obtain any permission or approval from any Chinese governmental authorities in order to conduct its business, pursue and consummate an initial business combination and issue securities in connection with an initial business combination, including to PIPE investors.
On December 24, 2021, the China Securities Regulatory Commission released the draft Administrative Provisions on the Offshore Listing and Securities Issuance of PRC-Based Companies and the draft Administrative Measures on the Filing of Offshore Listing and Securities Issuance of PRC-Based Companies for public comments through January 23, 2022 (collectively, the “CSRC Draft Rules”). Under the CSRC Draft Rules, PRC issuers that intend to list or offer securities on a foreign stock exchange through direct offshore listing (i.e., the listing of a PRC-incorporated company) or indirect offshore listing (i.e., the listing of an overseas company that meets the following conditions: (a) more than 50% of the revenue, profit, gross assets or net assets of the issuer in the last fiscal year originated from a PRC-incorporated company or companies, and (b) a majority of the issuer’s senior executives in charge of its business operations are PRC citizens or habitually reside in mainland China and the issuer’s business operations are mainly conducted or located in the PRC) shall complete a filing with the CSRC within three business days upon the issuer’s initial public filing of its listing application documents with the foreign stock exchange. Because all of Magnum Opus’s assets are placed in a trust account in the United States and less than a majority of its executive officers are PRC citizens or habitually reside in mainland China, Magnum Opus does not believe that the CSRC Draft Rules are applicable to the Business Combination. However, it is uncertain in what form, and when, the CSRC Draft Rules will be enacted. In addition, on December 28, 2021, the PRC government promulgated the amended Cybersecurity Review Measures (the “Cybersecurity Review Measures”), which came into effect on February 15, 2022. According to the Cybersecurity Review Measures, internet platform operators holding personal information of more than one million users and seeking to have their securities list on a stock exchange in a foreign country shall file for cybersecurity review with the Cybersecurity Review Office before the listing. Because neither Magnum Opus nor Forbes is a PRC-incorporated internet platform operator holding personal information of more than one million users, Magnum Opus does not believe that the Cybersecurity Review Measures are applicable to the Business Combination.
However, because Magnum Opus’s executive offices are located in Hong Kong, it faces legal and operational risks relating to its operations in Hong Kong, which primarily arise from the following: (i) PRC governmental authorities have significant oversight and control over China-based companies’ ability to offer securities to, and accept investment from, foreign investors and may exert more control over offerings conducted overseas by, and foreign investment in, China-based issuers; (ii) PRC governmental authorities may seek to intervene or influence such companies’ operations at any time that the government deems appropriate to further its regulatory, political and societal goals; (iii) the complex and evolving nature of the PRC legal system; (iv) PRC laws and regulations can change quickly with limited advance notice; and (v) uncertainties and inconsistencies regarding the interpretation and enforcement of PRC laws and regulations.
As such, there is no assurance that Magnum Opus’s operations or its ability to consummate an initial business combination or issue securities to foreign investors will not be adversely affected by changes in the laws or regulations of the HKSAR or the PRC, or their interpretations, or any new laws or regulations that may be adopted in the future. Any such adverse regulatory development or any actions by the Chinese government to exert more oversight and control over offerings that are conducted overseas and/or foreign investment in China-based issuers could (i) result in a material adverse change in Magnum Opus’s operations; (ii) delay the consummation of an initial business combination and significantly limit or completely hinder Magnum Opus’s ability to offer securities to, or accept investment from, foreign investors, if it is required to obtain permission or approval in order to consummate an initial business combination or issue securities in connection with an initial business combination but is unable to do so in a timely manner; (iii) cause Magnum Opus to fail to consummate an initial business combination, issue securities in connection with an initial business combination or maintain listing on the NYSE, if permission or approval is required but it is unable to obtain such permission or approval, all of which could cause the value of Magnum Opus’s outstanding securities or securities that it may issue in the future to decline significantly or become worthless. If Magnum Opus consummated an initial business combination without having obtained the permission or approval that Chinese governmental authorities deem to be necessary, Magnum Opus may be subsequently required to obtain such permission or approval and, in extreme cases, become subject to fines and penalties, the details of which are unknown as currently no such permission or approval is required. In extreme cases where such permission or approval is retroactively required due to changes in laws and regulations, or their interpretations, or the adoption of new laws and regulations, Magnum Opus may also be required to unwind the business combination. For a more detailed description of related risks, see “Risk Factors — Risks Related to Laws and Regulations in China — The permission or approval of Chinese governmental authorities may be required in connection with the Business Combination or issuance of securities to foreign investors.”
Regulations on Funds Transfer and Foreign Exchange
The PRC government imposes controls on the convertibility of Renminbi into foreign currencies and the remittance of currencies out of China to foreign entities or investors. Under the existing PRC foreign exchange regulations, payments of current account items, including profit distributions, interest payments and expenditures from trade-related transactions, can be made in foreign currencies without prior approval from the State Administration of Foreign Exchange as long as certain procedural requirements related to foreign exchange control are met, although the PRC government may, at its discretion, impose restrictions on access to foreign currencies for current account transactions. In addition, PRC-incorporated companies may only pay dividends out of their accumulated after-tax profits upon satisfaction of relevant statutory conditions and procedures, if any, determined in accordance with PRC accounting standards and regulations after having set aside at least 10% of their after-tax profits each year, if any, to fund a statutory reserve fund until the total amount set aside reaches 50% of the registered capital. In contrast, approval from appropriate government authorities is required if Renminbi is converted into foreign currency and remitted out of China to pay capital expenses such as the repayment of loans denominated in foreign currencies. Furthermore, foreign currency loans or capital contributions are subject to statutory limits and must be registered with competent authorities. The HKSAR government has not issued similar regulations. Other than the above, there is no regulatory oversight by authorities in the PRC or the HKSAR over the flow of funds among the Company, Forbes, FGH or their respective subsidiaries, or any distributions or dividends to their investors.
Because (i) all of Magnum Opus’s assets are placed in a trust account in the United States; (ii) there are no cash flows associated with the Business Combination that will flow through mainland China to the knowledge of Magnum Opus; and (iii) the proceeds of the Business Combination will be paid to accounts outside mainland China at the Closing, the cash flows associated with the Business Combination are not subject to any PRC laws or regulations and will not have any adverse impact on shareholders’ redemption rights.
Regulations on Forbes’ Operations in Mainland China and Hong Kong
Forbes Venture Investments Limited, a wholly-owned subsidiary of Forbes, owns a 30% interest in Energetic Force Investments Limited, a joint venture based in Hong Kong and organized under the laws of the BVI (the “Joint Venture”). The Joint Venture operates a media and networking business in China through a wholly owned subsidiary incorporated under the laws of the PRC (the “PRC Entity”). The Joint Venture primarily engages in hosting of conferences and events in mainland China and the creation and distribution of content via forbeschina.com and Forbes China magazine, both of which are hosted and published in Hong Kong. The PRC Entity is not profitable, and Forbes does not report any revenue generated by the Joint Venture as part of its revenues. Forbes’ share of the Joint Venture’s loss represented less than 1% of its other income (expense), net for the year ended December 31, 2021. Furthermore, Forbes has two operating subsidiaries in Hong Kong: Forbes IP (HK) Limited and Forbes Business Development Limited (HK). Forbes IP (HK) Limited holds the right to license to third parties the right to use the Forbes name solely outside of the United States and regularly enters into these licenses in the ordinary course of business. Forbes IP (HK) Limited’s sole source of revenue is the collection of fees and royalties associated with such licenses. Forbes IP (HK) Limited does not have any employees and does not contribute material revenue to the overall business of Forbes and its subsidiaries. Forbes Business Development Limited (HK) conducts digital editorial and sales operations for Forbes Media Asia Pte. Ltd., a Singapore subsidiary of Forbes that is engaged in publishing the Forbes Asia magazine and producing events in Pan-Asia. Forbes Business Development Limited (HK) has seven employees based in Hong Kong, incurs operating expenses that are not material to Forbes and its subsidiaries and does not generate any revenue.
The Joint Venture’s business operations in mainland China and Hong Kong as well as Forbes’ business operations in Hong Kong are subject to various regulations of the PRC and Hong Kong, respectively, that are generally applicable to companies that conduct business in mainland China and Hong Kong, including with respect to intellectual property protection, data privacy, taxation, media laws and employment. Each of the Joint Venture, the PRC Entity, Forbes IP (HK) Limited and Forbes Business Development Limited (HK) holds the requisite business license, and no other permission or approval is required from any PRC or HKSAR regulatory authority as of the date of this proxy statement. In addition, the PRC Entity’s ability to pay dividends to the Joint Venture is subject to the aforementioned restrictions or requirements of PRC governmental authorities, and a withholding tax, at the rate of 10% or lower, is also payable by the PRC Entity upon dividend remittance. Distributions from the PRC Entity have not historically been made and are not expected to be made in the near term.
While the Joint Venture’s business operations in mainland China are not currently subject to any adverse regulatory actions (other than the restrictions on intracompany transfers described above), there is no assurance that PRC governmental authorities will not, in the future, release regulations or policies that could adversely affect the Joint Venture’s operations in mainland China or seek to intervene or influence such operations at any time, considering the PRC government’s significant oversight and discretion over the PRC Entity’s business, which could result in a material adverse change in the PRC Entity’s results of operations. In addition, as a foreign invested enterprise, the PRC Entity is subject to greater regulatory scrutiny than purely domestic PRC companies, and its ability to accept foreign investment may be significantly limited or completely hindered. If the Joint Venture’s business operations in the PRC were to become adversely affected by any new laws or regulations or new interpretations of existing laws and regulations, Forbes’ results of operations could also be adversely affected.
Furthermore, while Forbes believes that the PRC laws and regulations do not apply to Forbes’ or the Joint Venture’s Hong Kong businesses, and the PRC government does not currently exert direct influence or intervention over the manner in which Forbes or the Joint Venture conducts its business in Hong Kong, there can be no assurance that Forbes’ or the Joint Venture’s business in Hong Kong will not be subject to such direct influence or intervention in the future by the PRC government due to changes in laws or other unforeseeable reasons. For a more detailed description of related risks, see “Risk Factors — Risks Related to Laws and Regulations in China — PRC governmental authorities’ significant oversight and discretion over the business operations of Forbes’ joint venture in mainland China and potential for oversight and discretion over certain of Forbes’ business operations located in Hong Kong could adversely affect Forbes’ or its joint venture’s business, financial condition and results of operations.”
Laws and Regulations Related to PCAOB Inspection
On December 2, 2021, the SEC adopted final amendments implementing the disclosure and submission requirements under the Holding Foreign Companies Accountable Act, pursuant to which the SEC will (i) identify an issuer as a “Commission-Identified Issuer” if the issuer has filed an annual report containing an audit report issued by a registered public accounting firm that the PCAOB has determined it is unable to inspect or investigate completely because of the position taken by the authority in the foreign jurisdiction and (ii) impose a trading prohibition on the issuer after it is identified as a Commission-Identified Issuer for three consecutive years. The Accelerating Holding Foreign Companies Accountable Act, which was passed by the U.S. Senate in June 2021, if enacted, would shorten the three-consecutive-year compliance period under the HFCAA to two consecutive years and, as a result, reduce the time before the trading prohibition against or delisting of such issuer’s securities. Marcum, Magnum Opus’s auditor, and Grant Thornton, which is Forbes’ current auditor and is expected to be the auditor of the post-combination company, are both headquartered in the United States and therefore are not included in the determinations announced by the PCAOB on December 16, 2021, which set out a list of PCAOB-registered public accounting firms headquartered in mainland China and Hong Kong that the PCAOB is unable to inspect or investigate completely because of positions taken by local authorities. As such, Magnum Opus does not expect that the HFCAA and related regulations will have any adverse impact on it or the post-combination company.
However, if it is later determined that the PCAOB is unable to inspect or investigate completely Marcum or Grant Thornton because of a position taken by an authority in a foreign jurisdiction, or if the post-combination company were to engage an auditor headquartered in mainland China and Hong Kong, and the PCAOB is unable to inspect such auditor for three consecutive years, or two consecutive years if the

AHFCAA is enacted, after the post-combination company is identified by the SEC as a Commission-Identified Issuer, then the trading of the post-combination company’s securities will be prohibited and delisted under the HFCAA. The delisting of such securities, or the threat of such securities being delisted, may cause their value to decline significantly or become worthless. For a more detailed description of related risks, see “Risk Factors — Risks Related to Laws and Regulations in China — Although the audit reports included in this proxy statement are prepared by auditors who are currently inspected fully by the PCAOB, there is no assurance that future audit reports will be prepared by auditors that are completely inspected by the PCAOB. The securities of Magnum Opus or the post-combination company may be delisted under the HFCAA if the PCAOB is unable to inspect its auditors for three consecutive years after it is identified by the SEC as a Commission-Identified Issuer, or two consecutive years if the AHFCAA is enacted. The delisting of these securities, or the threat of these securities being delisted, may materially and adversely affect the value of your investment. Additionally, the inability of the PCAOB to conduct inspections deprives investors of the benefits of such inspections.”
Redemption Rights
Pursuant to our current memorandum and articles of association, a Public Shareholder may demand that we redeem its Public Shares for cash if the Business Combination is consummated; provided that we may not consummate the Business Combination if we have less than $5,000,001 of net tangible assets either immediately prior to or upon consummation of the Business Combination. Notwithstanding the foregoing, a Public Shareholder, together with any affiliate of his or any other person with whom such holder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from seeking redemption rights with respect to more than 15% of the Public Shares. Accordingly, all Public Shares in excess of 15% held by a Public Shareholder, together with any affiliate of such holder or any other person with whom such holder is acting in concert or as a “group,” will not be redeemed and converted into cash. Public Shareholders who wish to exercise their redemption rights must demand that we redeem their Public Shares for cash and tender their Public Shares to our transfer agent no later than two (2) business days prior to the Extraordinary General Meeting. Public Shareholders may tender their Public Shares by either delivering their share certificates (if any) and other redemption forms to the transfer agent or by delivering their Public Shares electronically to the transfer agent using The Depository Trust Company’s DWAC System. Any Public Shareholder satisfying the requirements for exercising redemption rights will be entitled to a pro rata portion of the amount then in the Trust Account (which, for illustrative purposes, was $      , or $      per share, as of the record date), less taxes payable and up to $100,000 of interest to pay dissolution expenses. Such amount will be paid promptly upon consummation of the Business Combination. There are currently no owed but unpaid income taxes on the funds in the Trust Account. If a Public Shareholder exercises his, her or its redemption rights, then it will be exchanging its shares for cash and will not become a shareholder of the post-combination company. Any request for redemption, once made by a Public Shareholder, may be withdrawn at any time prior to the time the vote is taken with respect to the Business Combination Proposal at the Extraordinary General Meeting. If you deliver your share certificates (if any) and other redemption forms to our transfer agent and later decide prior to the Extraordinary General Meeting not to elect redemption, you may request that our transfer agent return the shares (physically or electronically). See the section of this proxy statement titled “Extraordinary General Meeting of Shareholders — Redemption Rights” for a detailed description of the procedures to be followed if you wish to convert your shares into cash.
Appraisal Rights under the Cayman Companies Act
Neither our shareholders nor our warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the Cayman Companies Act. Although under the Cayman Companies Act, shareholders of a Cayman Islands company have dissenters’ rights with respect to a merger, dissenters’ rights are not available under the Cayman Companies Act if the transaction is not a Cayman Islands statutory merger but structured as a share acquisition as is proposed under the Business Combination.
Resale of Ordinary Shares
The ordinary shares to be issued to Sellers and PIPE Investors in connection with the Business Combination will be restricted securities for purposes of Rule 144. See the section of this proxy statement titled “Securities Act Restrictions on Resale of Securities” for additional information.

Stock Exchange Listing of Class A Ordinary Shares
We intend to apply to continue the listing of our Public Shares and Public Warrants on the NYSE under the symbols “FRBS” and “FRBSW,” respectively, upon the Closing. Conditional approval for listing on the NYSE, subject to official notice of the issuance thereof and any requirement to have a sufficient number of round lot holders, is a condition to each party’s obligation to complete the Business Combination.
Post-Combination Company’s Status as an Emerging Growth Company under U.S. Federal Securities Laws and Related Implications
Following the Business Combination, we will remain an “emerging growth company” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As such, we will be eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), reduced disclosure obligations regarding executive compensation in their periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have selected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the post-combination company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with certain other public companies difficult or impossible because of the potential differences in accounting standards used.
We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the IPO, (b) in which our total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our common equity that is held by non-affiliates exceeds $700 million as of the last business day of its most recently completed second fiscal quarter; and (ii) the date on which the post-combination company has issued more than $1.00 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” have the meaning associated with it in the JOBS Act.
Vote Required for Approval
The approval of the Business Combination Proposal will require an ordinary resolution under Cayman Islands law and pursuant to our current memorandum and articles of association, being the affirmative vote of shareholders holding a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present.
Brokers are not entitled to vote on the Business Combination Proposal absent voting instructions from the beneficial holder. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the Business Combination Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” the Business Combination Proposal. Broker non-votes do not count as votes cast.

The approval of this Proposal No. 1 is conditioned on the approval of the Charter Approval Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The approval of this Proposal No. 1 is a condition to the consummation of the Business Combination.
Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that, the Company’s entry into the Business Combination Agreement, dated as of August 26, 2021, with Integrated Whale Media Investment Inc., Highlander Management LLC, Forbes Global Holdings Inc. and Forbes Global Media Holdings, Inc., a copy of which is attached to the proxy statement as Annex A, pursuant to which, among other things, the Company will directly or indirectly acquire and hold 100% of the issued share capital of Forbes Global Holdings Inc. and Forbes Global Media Holdings, Inc., be approved, ratified and confirmed in all respects.”
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2 — THE NYSE PROPOSAL
Overview
Assuming the Business Combination Proposal is approved, a portion of the consideration to be paid to the Sellers in connection with the Business Combination will consist of Class A ordinary shares to be issued in a transaction not involving a public offering effected in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, as set forth in and pursuant to the terms of the Business Combination Agreement. The Share Consideration will be restricted securities bearing transfer restrictions, and Sellers will have acquired such securities for their own respective accounts without a view to resell or distribute them.
In connection with the Business Combination, the Company entered into the Subscription Agreements with a limited number of accredited investors (as defined by Rule 501 of Regulation D), pursuant to which the Company intends to issue 40,000,000 Class A ordinary shares in the Private Placement at $10.00 per share (subject to customary terms and conditions, including the Closing) in a transaction not involving a public offering effected in reliance on the exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof, for gross proceeds to the Company of $400,000,000.
The terms of the Business Combination and the Private Placement and the issuance of Class A ordinary shares in those transactions are complex and only briefly summarized above. For further information, please see the full text of the Business Combination Agreement, which is attached as Annex A hereto and the form of the Subscription Agreement, which is attached as Annex H hereto. The discussion herein is qualified in its entirety by reference to such documents.
Why the Company Needs Shareholder Approval
We are seeking shareholder approval in order to comply with Section 312.03 of the NYSE Listed Company Manual.
Under Section 312.03(c), shareholder approval is required of NYSE listed companies prior to the issuance by such companies of common stock, or of securities convertible into or exercisable for common stock, in any transaction or series of related transactions if (i) the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or of securities convertible into or exercisable for common stock or (ii) the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock or of securities convertible into or exercisable for common stock. Additionally, under Section 312.03(d), shareholder approval is required prior to an issuance that will result in a change of control of the issuer.
The aggregate number of shares issuable pursuant to the (i) Business Combination Agreement and (ii) Subscription Agreements will, taken together, have voting power in excess of 20% of the voting power of our company outstanding prior to such issuances and will be in excess of 20% of the number of our ordinary shares outstanding prior to such issuances. In addition, such issuances will result in a change of control of our company.
Vote Required for Approval
The approval of the NYSE Proposal requires an ordinary resolution under Cayman Islands law, each being the affirmative vote of at least a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the NYSE Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” the NYSE Proposal. Broker non-votes do not count as votes cast.

This Proposal No. 2 is conditioned on the approval of the Business Combination Proposal, the Charter Approval Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The approval of this Proposal No. 2 is a condition to the consummation of the Business Combination.
Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that, for the purposes of complying with the applicable provisions of Section 312.03 of the NYSE Listed Company Manual, the issuance of shares pursuant to the Business Combination Agreement and the Subscription Agreements be approved, ratified and confirmed in all respects.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 2.

PROPOSAL NO. 3 — THE CHARTER APPROVAL PROPOSAL
Overview
Assuming the Business Combination Proposal is approved at the Extraordinary General Meeting, shareholders are being asked to approve the change the name of the Company, the reclassification and re-designation of the authorized share capital of the Company and the adoption of the Second Amended and Restated Memorandum and Articles of Association.
A copy of the Second Amended and Restated Memorandum and Articles of Association is attached to this proxy statement as Annex B.
Vote Required for Approval
The approval of the Charter Approval Proposal requires three special resolutions under Cayman Islands law, each being the affirmative vote of at least two-thirds of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the Charter Approval Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” the Charter Approval Proposal. Broker non-votes do not count as votes cast.
This Proposal No. 3 is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Director Appointment Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The approval of this Proposal No. 3 is a condition to the consummation of the Business Combination.
Resolutions
The full text of the resolutions to be passed is as follows:
“RESOLVED:
(i)
as a special resolution, that a proposal to change the name of the Company from “Magnum Opus Acquisition Limited” to “Forbes Global Media Holdings, Inc.” be approved;

(ii)
as a special resolution, that a proposal to reclassify and re-designate (a) 500,000,000 issued and unissued Class A ordinary shares of a par value of $0.0001 each to 500,000,000 issued and unissued ordinary shares of a par value of $0.0001 each and (ii) 50,000,000 issued and unissued Class B ordinary shares of a par value of $0.0001 each to 50,000,000 issued and unissued ordinary shares of a par value of $0.0001 each (the “Re-designation”) be approved so that following such Re-designation, the authorized share capital of the Company shall be $55,500 divided into 550,000,000 ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each, in each case having the rights, preferences, privileges and restrictions stated to be attached to them in the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B which may amount to a variation of the rights, privileges, and restrictions currently attached to the shares; and

(iii)
as a special resolution, that a proposal to adopt the Second Amended and Restated Memorandum and Articles of Association be approved.

Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 3.

PROPOSAL NO. 4 — THE DIRECTOR APPOINTMENT PROPOSAL
Overview
Assuming the Business Combination Proposal is approved at the Extraordinary General Meeting, holders of Founder Shares are being asked to appoint nine directors to the New Forbes Board, effective upon the Closing, until their respective successors are duly appointed and qualified, or until their earlier resignation, removal or death.
Our Board has nominated each of Michael Federle, Jonathan Lin, Jeffrey Yam, Lynne Biggar, Nick Bell, Yu Qian (Bill), Patrick Hillmann, Shelley Y. Simms and Kevin K. Leung to serve as directors. The following sets forth information regarding each nominee.
Michael Federle has served as the Chief Executive Officer of Forbes Media LLC, a wholly-owned subsidiary of Forbes, since 2017. Mr. Federle also currently serves board of directors of Forbes Media LLC. He joined Forbes Media LLC in 2011 and, before serving as the Chief Executive Officer, held the positions of Forbes Media LLC’s President and Chief Operating Officer. Mr. Federle is a 25-year veteran of the media industry and has held top positions as the Publisher of Fortune magazine and the Group Publisher of the Time Inc. Business & Finance Network that included media properties such as Fortune, Money, Business2.0 and CNNMoney. He was a Co-Founder, President and Chief Operating Officer of Techonomy Media Inc, a multimedia company based in New York, in which Forbes Media LLC acquired an equity interest in July 2011. Mr. Federle received his B.A. from Colby College. We believe Mr. Federle’s extensive experience in the media industry, his strategic vision for the company, his understanding of Forbes’ business and his expertise in product development, marketing and business building makes him qualified to serve on the New Forbes Board.
Jonathan Lin is the Chief Executive Officer and Chairman of the board of Magnum Opus Acquisition Limited. Mr. Lin is the Co-Founder, Partner and Chief Investment Officer at L2 Capital Partners (“L2 Capital”) and has over a decade of international public and private investment experience. Prior to co-founding L2 Capital in 2020, Mr. Lin served as a Portfolio Manager and Managing Director at Point72 Asset Management (“Point72”), a $15 billion alternative investment firm, from 2016 to 2020. Prior to joining Point72, Mr. Lin worked at Och-Ziff Capital Management Group (“Och-Ziff”), a $36 billion multi-strategy investment firm, from 2011 to 2016, where he focused on merger arbitrage, event-driven, private equity and served as a non-executive director on multiple Och-Ziff portfolio companies. Mr. Lin’s additional experience includes working at the private equity firm, Madison Dearborn Partners, and in the investment banking and mergers and acquisitions group at Citigroup. Mr. Lin holds a Bachelor of Commerce with Honors from the University of British Columbia. We believe Mr. Lin’s management and investment experience will make him a valuable addition to the New Forbes Board.
Jeffrey Yam has been a Principal Investor at Integrated Capital since 2017. Mr. Yam also serves as the head of Strategic Investments for Forbes Media LLC, a wholly-owned subsidiary of Forbes, and sits on the company’s board of directors. Mr. Yam joined the Forbes team in 2017. He is also a Venture Partner of MindWorks Ventures, a Pan-Asian venture capital firm. Mr. Yam’s prior experience includes investment banking in the mergers and acquisitions and transaction group at BNP Paribas from 2015 to 2016 and in the strategic advisory and corporate finance group at Credit Suisse Group AG in 2015. Mr. Yam earned his Bachelor of Science in Business Administration from Boston University Questrom School of Business. We believe Mr. Yam will be a valuable addition to the New Forbes Board given his investment and venture capital experience.
Lynne Biggar was the Executive Vice President and Global Chief Marketing Officer of Visa (NYSE: V) from February 2016 to February 2022. In this role, Ms. Biggar led Visa’s global brand and marketing strategy, including all consumer, B2B and client marketing activities that advance Visa’s brand and business goals, and oversees management and activation of Visa’s world-leading sponsorship assets, marketing capabilities and insights and analytics. Ms. Biggar has been recognized by Business Insider as one of the 25 Most Innovative CMOs in the World (2020), by Adweek as one of the Most Powerful Women in Sports (2018-2020) and one of the Most Tech Savvy CMOs (2018), and by Brand Innovator as one of the Top 100 Women in Brand Marketing (2017-2021). Before joining Visa in February 2016, Ms. Biggar was the Executive Vice President/Consumer Marketing + Revenue at Time Inc., where she was responsible for driving over $1 billion in annual multi-platform consumer revenue for Time Inc. Prior to her role at Time Inc., Ms. Biggar spent more than 20 years at American Express in a variety of leadership positions across high-profile revenue-generating operating and marketing divisions and was a member of the company’s global management team. In addition, Ms. Biggar was an Independent Board Director of Voya (NYSE: VOYA) from 2014 to 2021 and a Board Director of Marketo from early 2015 to late 2016 and currently serves on the boards of The New 42nd Street, Visa Foundation, Association of National Advertisers (ANA), Ad Council, Mobile Marketing Association (MMA), and Sports Innovation Lab’s Women’s Leadership Board. Ms. Biggar holds a BA in international relations from Stanford University and an MBA from Columbia University. We believe Ms. Biggar’s consumer brand building and marketing experience will make her a valuable addition to the New Forbes Board.
Nick Bell serves as an executive at Google Inc., leading the teams responsible for Google’s Search Experience, including the Search Box, Search Results Page, Image & Video Search and Lens products. Prior to joining Google in 2020, Mr. Bell was the Global Vice President of Content & Partnerships at Snap Inc.(NYSE: SNAP), where he oversaw Snapchat’s content products and global partnerships, conceived Snapchat Discover and helped develop the company’s first advertising products. Before joining Snap Inc. in 2014, Mr. Bell was the Senior Vice President of Digital at News Corp., where he led global strategy for world-leading brands such as The Wall Street Journal and The Times of London. Mr. Bell is also an active angel investor and serves as a senior advisor to several high growth companies. In addition, Mr. Bell is an advisor for UNICEF’s Soccer Aid. We believe Mr. Bell’s technology, management, and investment experience will make him a valuable addition to the New Forbes Board.
Yu Qian (Bill) manages the Binance Labs Fund II and oversees the corporate fundraising and M&A activities of Binance. Prior to joining Binance in 2021, Mr. Qian was the head of Strategy & Investment of JD Technology under JD Group (“JD”), a leading technology driven e-commerce company in China, for six years. Prior to JD, Mr. Qian worked for Trustbridge Partners. Mr. Qian is also a member of the executive committee of Hillhouse Value Investing Institution. Mr. Qian completed his Bachelor of Engineering at Shanghai Jiao Tong University, MSc Finance at Nanyang Technological University and MBA at the University of Toronto. We believe Mr. Qian’s management and investment experience will make him a valuable addition to the New Forbes Board.
Patrick Hillmann is currently Binance’s Global Chief Communications Officer, where he oversees all of the organization’s strategic positioning, corporate communications and brand public relations in more than 100 markets across the globe. Before joining Binance in 2021, Mr. Hillmann was the Global Head of Innovation, Crisis & Risk at Edelman, a global communications firm. Prior to joining Edelman in 2019, Mr. Hillmann served as the Vice President of Advocacy for the National Association of Manufacturers (“NAM”), where he oversaw the reconstruction of the organization’s public affairs and digital advocacy departments. Mr. Hillmann joined the NAM in 2018 from General Electric (“GE”), where he oversaw the company’s global public advocacy initiatives, including the launch and rapid expansion of its issues management program. Prior to joining GE in 2016, Mr. Hillmann worked on a multitude of global issues and crises in various capacities. In 2008, he worked with the European Commission in its Directorate General of External Relations. Mr. Hillmann also held senior positions at two global crisis management firms where he counseled various high-profile clients through major regulatory actions, cybersecurity matters and antitrust legislation, among other reputation and business continuity issues. Mr. Hillmann received his B.S. from the University of Illinois Urbana-Champaign and master’s degree from the University of Wisconsin-Madison. We believe Mr. Hillmann’s management and corporate communications experience will make him a valuable addition to the New Forbes Board.
Shelley Y. Simms is the General Counsel and Chief Compliance Officer of Xponance, Inc., a multi-strategy investment firm. Ms. Simms joined Xponance in 2004 and has over 25 years of diverse legal and financial experience. Prior to joining Xponance, Ms. Simms was an independent legal consultant to ARAMARK Corporation from 2002 to 2004, and prior thereto, she held legal positions at Comcast Corporation and Ballard Spahr LLP. Ms. Simms is an independent director of 1st Colonial Bancorp and 1st Colonial Bank (OTC: FCOB), where she serves on the Audit and Bank Secrecy Act Committees, and is a member of the Ethics Commission for the Commonwealth of Pennsylvania. Ms. Simms is a graduate of Brown University with honors and received her Juris Doctorate from Harvard Law School, where she was a Supervising Editor of the Harvard Law Review. We believe Ms. Simms will be a valuable addition to the

New Forbes Board given her experience in management, corporate finance and corporate governance, as well as her expertise as a senior legal advisor to both corporate and public sector entities.
Kevin K. Leung is the Founder and Managing Partner of Prospera Law, LLP, a Los Angeles based full service law firm. Mr. Leung regularly represents clients ranging from small start-ups to Fortune 500 companies, advising in areas including corporate finance, mergers and acquisitions and cross-border transactions. Mr. Leung also has vast experience advising on private equity financings, secured debt transactions, Exchange Act and Securities Act compliance, IPOs, PIPEs, follow-on and secondary financings, 144A transactions, SPACs, joint ventures, commercial matters and other business transactions, and practice spans a variety of industries including media, alternative energy, electric vehicles, clean coal technologies, composite materials, apparel brands, drug stores, e-commerce, bio-tech and wireless technologies. Prior to founding Prospera Law, LLP in November 2010, Kevin practiced in the tax and corporate groups at Paul Hastings, Allen Matkins and Richardson & Patel, where he was one of the managing partners of the firm. In addition, Mr. Leung has continuously served as a director at Forbes Global Media Holdings Inc. and Forbes Media LLC since September 2014. Mr. Leung is a member of the State Bar of California, the Los Angeles County Bar Association, the Southern California Chinese Lawyers Association (where he served on the Board of Governors) and the Asian Business League. Mr. Leung earned his J.D. from Loyola Law School and his Bachelor of Arts degree from the University of California at Irvine. We believe Mr. Leung will be a valuable addition to the New Forbes Board given his corporate finance and legal experience and long history with Forbes Media.
Vote Required for Approval
The approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law, each being the affirmative vote of at least a majority of the Founder Shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the Director Appointment Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this Director Appointment requirement, abstentions will have the same effect as a vote “AGAINST” the Director Appointment Proposal. Broker non-votes do not count as votes cast.
This Proposal No. 4 is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Equity Incentive Plan Proposal and the ESPP Proposal at the Extraordinary General Meeting. The approval of this Proposal No. 4 is a condition to the consummation of the Business Combination.
Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the proposal to, as of the Closing, appoint nine directors to serve staggered terms on the board of directors of the post-combination company until the 2023, 2024 and 2025 annual meetings of shareholders, as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROPOSAL NO. 5 — THE EQUITY INCENTIVE PLAN PROPOSAL
Overview
We are asking our shareholders to approve The 2022 Equity Incentive Plan (the “2022 Plan”). The 2022 Plan will become effective as of the date on which it is approved by our shareholders.
The material terms of the 2022 Plan are described in more detail below. A copy of the 2022 Plan is attached to this proxy statement as Annex C.
Purpose of the 2022 Plan
The purpose of the 2022 Plan is to enhance the post-combination company’s and certain of its subsidiaries’ ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities. Equity awards and equity-linked compensatory opportunities are intended to motivate high levels of performance and align the interests of directors, employees and consultants with those of shareholders by giving directors, employees and consultants the perspective of an owner with an equity or equity-linked stake in our company and providing a means of recognizing their contributions to our success. Our Board believes that equity awards are necessary to remain competitive in its industry and are essential to recruiting and retaining the highly qualified persons who help us meet our goals.
Summary of the 2022 Plan
The following summarizes the material terms of the 2022 Plan. This summary is qualified in its entirety by the full text of the 2022 Plan.
Types of Awards
The 2022 Plan permits the grant of incentive stock options (within the meaning of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”)), nonqualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), other equity-based awards and other cash-based awards (all such types of awards, collectively, “Awards”).
Share Reserve
Number of Shares
Subject to adjustments and limitations as set forth in the 2022 Plan, the maximum aggregate number of Class A ordinary shares, which, pursuant to the Second Amended and Restated Memorandum and Articles of Association, will be re-designated as ordinary shares, that will be reserved and available for Awards under the 2022 Plan is 8,300,000, all of which may be issued as incentive stock options. See the section titled “Description of Securities — Ordinary Shares” for a complete discussion of our ordinary shares.
The number of shares reserved and available for issuance under the 2022 plan will be cumulatively increased beginning on the first January following the Closing and on each January 1 thereafter during the term of the 2022 Plan, by the lesser of (i) 3% of the aggregate Class A ordinary shares on the immediately preceding December 31 and (ii) such lesser number of Class A ordinary shares as determined by the New Forbes Board. The closing per-share trading price of Magnum Opus’s Class A ordinary shares on February 15, 2022 was $9.95.
Lapsed Awards
The shares underlying any Awards under the 2022 Plan that are canceled, forfeited, terminated, settled in cash or otherwise settled without issuance to the participant shall be added back to the Class A ordinary shares available for grant under the 2022 Plan. In addition, shares withheld or surrendered in payment of any exercise price, or taxes relating to a Award, shall be deemed to constitute shares not issued to the participant and shall be deemed to again be available for Awards under the 2022 Plan. Nonetheless, the following shares shall not be added to the shares authorized for grant under the 2022 Plan: (i) shares that applicable shares are withheld or surrendered following the termination of the 2022 Plan; or (ii) if at the time the applicable shares are withheld or surrendered, it would constitute a material revision to the 2022 Plan subject to stockholder approval under any then-applicable rules of the NYSE.
Eligibility
Employees of Forbes or any of its majority-owned or majority-controlled subsidiaries (the “Forbes Group”), directors or officers of any member of the Forbes Group and consultants or advisors of a member of the Forbes Group are all eligible to participate in the 2022 Plan. As of the date of this proxy statement, we estimate that approximately 655 employees, nine (9) directors and no consultants would be eligible to participate in the 2022 Plan.
Administration
The 2022 Plan will be administered by the compensation committee, which committee will be constituted to satisfy applicable laws (the “Plan Administrator”). To the extent permitted by applicable law and the applicable rules of the NYSE, the Plan Administrator may delegate to one or more officers of any member of the Forbes Group the authority to act on behalf of the Plan Administrator with respect to any of the Plan Administrator’s authority and duties with respect to granting Awards, except for grants of awards to non-employee directors. Any action under the 2022 Plan related to individuals who are subject to Section 16 of the Exchange Act will be taken by the New Forbes Board of directors or by a committee or subcommittee of two or more non-employee directors within the meaning of Section 16 of the Exchange Act.
Subject to the terms of the 2022 Plan, the Plan Administrator has the authority, in its discretion, to (i) designate participants, (ii) determine the type or types of Awards to be granted to a participant, (iii) determine the number of Class A ordinary shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards, (iv) determine the terms and conditions of any Award, (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, Class A ordinary shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended, (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Class A ordinary shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the participant or of the Plan Administrator, (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the 2022 Plan and any instrument or agreement relating to, or Award granted under, the 2022 Plan, (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Plan Administrator shall deem appropriate for the proper administration of the 2022 Plan, (ix) adopt sub-plans for the purpose of permitting or facilitating the offering of Awards to employees of certain foreign subsidiaries or otherwise outside the jurisdiction of the United States, and (x) make any other factual or legal determination and take any other action that the Plan Administrator deems necessary or desirable for the administration of the 2022 Plan. The 2022 Plan provides indemnification protections for the actions of the Plan Administrator in connection with the 2022 Plan.
Stock Options
Each stock option granted under the 2022 Plan will be a nonqualified stock option, unless the applicable stock award agreement expressly states that the stock option is intended to be an incentive stock option. Incentive stock options may only be granted to employees of a member of the Forbes Group.
The term of each stock option will be determined by the Plan Administrator, such term not to exceed 10 years from the date of grant. In the case of an incentive stock option granted to a participant who owns stock representing more than 10% of the total combined voting power of all classes of any member of the Forbes Group, the term of the incentive stock option shall not exceed five years.
The per-share exercise price for shares to be issued pursuant to exercise of a stock option will be determined by the Plan Administrator, subject to the following: (i) the exercise price per Class A ordinary share for each stock option shall not be less than 100% of the fair market value per share on the date of grant; and (ii) in the case of an incentive stock option granted to an employee who, at the time of the incentive stock option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of any member of the Forbes Group, the per-share exercise price shall be no less than 100% of the fair market value per share on the date of grant.
The Plan Administrator will fix the period within which the stock option may be exercised and will determine any conditions that must be satisfied before the stock option may be exercised. The Plan Administrator will also determine the acceptable form of consideration for exercising a stock option, including the method of payment.
Upon a participant’s termination due to death or disability, each outstanding unvested stock option shall immediately terminate and expire, and each outstanding vested stock option shall remain exercisable for one year (but in no event beyond the expiration of the applicable option period). If a participant is terminated other than for “Cause” (as defined in the 2022 Plan), each outstanding unvested stock option shall immediately terminate and expire, and each outstanding vested stock option shall remain exercisable for 90 days (but in no event beyond the expiration of the applicable option period). If a participant is terminated for Cause, all outstanding stock options (including any vested portion thereof) shall immediately terminate and expire.
Stock Appreciation Rights (SARs)
The Plan Administrator will determine the terms and conditions of each SAR, provided that the strike price for each SAR will be no less than 100% of the fair market value of the underlying shares on the date of grant (except that, if a SAR is granted in tandem with (or in substitution for) an option previously granted, the strike price of the SAR shall equal the exercise price of the corresponding option). Upon exercise of a SAR, a participant will receive payment from Forbes (in the form of shares, cash, or any combination thereof, as determined by the Plan Administrator) in an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the fair market value of one Class A ordinary share on the exercise date over the strike price. The term of each SAR shall not exceed 10 years from the date of grant. SARs are exercisable at the times and on the terms established by the Plan Administrator.
Restricted Stock and RSUs
Restricted stock awards are grants of Class A ordinary shares that are subject to various restrictions, including restrictions on transferability and forfeiture provisions. Shares of restricted stock will vest and the restrictions on such shares will lapse in accordance with terms and conditions established by the Plan Administrator. Each RSU is a bookkeeping entry and, unless otherwise provided by the Plan Administrator in an award agreement or otherwise, Forbes shall issue to the participant one Class A ordinary share for each outstanding RSU upon the expiration of the applicable restricted period. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout for his or her RSUs as determined by the Plan Administrator in the form of cash or Class A ordinary shares. If a cash payment is made in lieu of issuing Class A ordinary shares in respect of such RSUs, the amount of such payment shall equal the fair market value per Class A ordinary share as of the date on which the applicable restricted period lapsed.
In determining the vesting schedule for restricted stock or RSUs, the Plan Administrator may impose whatever conditions on vesting as it determines to be appropriate.
During the restricted period, a participant holding restricted stock generally will have the rights and privileges of a stockholder, including, without limitation, the right to vote such restricted stock and receive dividends in respect of such restricted stock, provided, however, that the participant shall not receive any dividends otherwise payable with respect of such restricted stock during the period of restriction, which such dividends shall accrue and become payable upon the end of the restricted period.
During the vesting period, participants holding RSUs will hold no voting rights by virtue of such RSUs. To the extent provided in an award agreement, a participant holding outstanding RSUs will be entitled to be credited with dividend equivalent payments either in cash or, in the sole discretion of the Plan Administrator, in Class A ordinary shares.

Other Equity-Based Awards and Other Cash-Based Awards
The Plan Administrator is authorized to grant to participants other equity-based awards and other cash-based awards under the 2022 Plan, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Plan Administrator shall from time to time in its sole discretion determine. Each other equity-based award or other cash-based award, as applicable, shall be subject to the terms of the 2022 Plan and the conditions in the applicable award agreement or other form evidencing such Award.
Limits on Non-Employee Director Awards
The maximum number of shares subject to Awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such non-employee director during such fiscal year, shall not exceed a total value of $750,000 (increased to $1,000,000 in a non-employee director’s first year of service on the board of directors), calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes.
Leaves of Absence / Transfer Between Locations
A participant will not cease to be an employee or consultant in the case of temporary absence from employment or service due to (i) illness, (ii) vacation or (iii) leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit). A participant’s continuous service as an employee or consultant shall not be considered interrupted or terminated in the case of a transfer between members of the Forbes Group. Also, if a participant undergoes a termination, but such participant continues to provide services to any member of the Forbes Group in a non-employee capacity, such change in status shall not be considered a termination for purposes of the 2022 Plan.
Non-Transferability of Awards
Unless determined otherwise by the Plan Administrator, an Award may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant, or, if permissible under applicable law, by the participant’s legal guardian or representative.
Clawback/Repayment
Notwithstanding any provisions to the contrary under the 2022 Plan, all Awards will be subject to any clawback policy as may be established by the New Forbes Board or the Plan Administrator as may be established and/or amended from time to time.
Adjustment
In the event of any dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of Class A ordinary shares or other securities of Forbes, issuance of warrants or other rights to acquire Class A ordinary shares or other securities of Forbes, or other similar corporate transaction or event that affects the Class A ordinary shares (including a change in control), the Plan Administrator will make such proportionate substitution or adjustment, if any, as it deems equitable.
Change in Control
If, within the 24-month period following a Change in Control (as defined in the 2022 Plan), a participant is terminated without “Cause” or for “Good Reason” (as such terms are defined in the 2022 Plan), then any outstanding Awards then held by such participant shall immediately vest (and, if applicable, become exercisable) upon the date of such termination (with any performance metrics applicable to any such Award deemed achieved at the greater of (x) the “target” level of achievement, or (y) actual achievement as of the date of such Termination).

Amendment, Termination and Duration of the 2022 Plan
If approved by our shareholders, the 2022 Plan will continue in effect for a term of 10 years measured from the date of the consummation of the Business Combination. The New Forbes Board may amend, alter, suspend, discontinue or terminate the 2022 Plan or any portion of the 2022 Plan at any time.
Equity Compensation Plan Information
As of December 31, 2021, Magnum Opus did not maintain any equity compensation plan.
Summary of U.S. Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax advisor regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired the 2022 Plan.
Incentive Stock Options.    No taxable income is generally recognized by the participant upon the grant or exercise of an incentive stock option. If shares issued to a participant pursuant to the exercise of an incentive stock option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then generally (i) upon sale of such shares, any amount recognized in excess of the option exercise price (the amount paid for the shares) will be taxed to the participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the issuer will not be entitled to any deduction for federal income tax purposes; provided that such incentive stock option otherwise meets all of the technical requirements of an incentive stock option. The exercise of an incentive stock option will generally give rise to an item of tax preference that may result in alternative minimum tax liability for the participant.
If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the participant will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the exercise price thereof, and (ii) the issuer will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares.
If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option.
Non-Qualified Options.    No income is generally recognized by the participant at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise, and the issuer receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares.
Stock Appreciation Rights.    Generally, a participant does not recognize taxable income, and the issuer will not be allowed a tax deduction, at the time a SAR is granted. When the SAR is exercised and settled for cash or stock, the participant will generally be required to recognize as ordinary income an amount equal to the excess (at the time of exercise) of the fair market value of the shares underlying the SAR over the exercise price. A corresponding deduction will generally be available to the issuer. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the issuer will not be entitled to a deduction.
Restricted Stock.    Unless a participant makes an election to accelerate recognition of the taxable income to the date of grant as described below, the participant will not recognize taxable income, and the issuer will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will generally recognize ordinary income equal to the fair market value of the stock as of that date, less any amount paid for the stock, and the issuer generally will be allowed a corresponding tax deduction at that time. If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted stock, the participant will generally recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date, less any amount the participant paid for the stock, and the issuer generally will be allowed a corresponding tax deduction at that time. Any future appreciation in the stock will generally be taxable to the participant at capital gains rates (and the issuer will not be entitled to any deductions with respect to any such future appreciation). If, however, the restricted stock award is later forfeited, the participant will not be able to recover the tax previously paid pursuant to his or her Section 83(b) election.
Restricted Stock Units.    Generally, a participant does not recognize taxable income, and the issuer will not be allowed a tax deduction, at the time a restricted stock unit is granted. When the restricted stock units vest and are settled for cash or stock, the participant generally will be required to recognize as ordinary income an amount equal to the fair market value of the shares on the date of vesting. A corresponding deduction generally will be available to the issuer. Any gain or loss recognized upon a subsequent sale or exchange of the stock (if settled in stock) is treated as capital gain or loss for which the issuer will not be entitled to a deduction.
Section 409A.    Certain types of awards under the 2022 Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the 2022 Plan and awards granted under the 2022 Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A. To the extent determined necessary or appropriate by the Plan Administrator, the 2022 Plan and applicable award agreements may be amended to further comply with Section 409A or to exempt the applicable awards from Section 409A.
Section 162(m).    Under Section 162(m) of the Code, generally no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is any individual who has served as the Company’s chief executive officer, chief financial officer or other executive officer whose compensation was required to be reported to the Company’s shareholders under the Exchange Act, regardless of whether any such individual is still employed by the Company. We may be prohibited under Code Section 162(m) from deducting compensation paid pursuant to the 2022 Plan to our “covered employees.”
Vote Required for Approval
The approval of the Equity Incentive Plan Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the Equity Incentive Plan Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” the Equity Incentive Plan Proposal. Broker non-votes do not count as votes cast.
This Proposal No. 5 is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal and the ESPP Proposal at the Extraordinary General Meeting. The approval of this Proposal No. 5 is a condition to the consummation of the Business Combination.

Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the Company’s adoption of The 2022 Equity Incentive Plan, be approved, ratified and confirmed in all respects.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 5.

PROPOSAL NO. 6 — THE EMPLOYEE STOCK PURCHASE PLAN PROPOSAL
Overview
We are asking our shareholders to approve The 2022 Employee Stock Purchase Plan (the “ESPP”). The ESPP will become effective as of the date on which it is approved by our shareholders.
The material terms of the ESPP are described in more detail below. A copy of the ESPP is attached to this proxy statement as Annex D.
Purpose of the ESPP
The purpose of the ESPP is to provide a means whereby Forbes can align the long-term financial interests of its employees with the financial interests of its shareholders. In addition, Forbes’ board of directors believes that the ability to allow its employees to purchase ordinary shares of Forbes on favorable terms will help Forbes attract, retain and motivate employees and encourages them to devote their best efforts to Forbes’ business and financial success. Approval of the ESPP by Forbes shareholders will allow Forbes to provide its employees with the opportunity to acquire an ownership interest in Forbes through their participation in the ESPP, thereby encouraging them to remain in service and more closely aligning their interests with those of Forbes’ shareholders.
The Plan includes two components: a 423 Component and a Non-423 Component. Forbes intends that options issued under the 423 Component will qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. Except as otherwise provided in the ESPP or determined by the New Forbes Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component. Subject to the provisions of “Summary of the ESPP  — Share Reserve” below, all of the shares available for issuance under the ESPP may be issued under either Component.
Summary of the ESPP
The following summarizes the material terms of the ESPP. This summary is qualified in its entirety by the full text of the ESPP.
Share Reserve
The maximum number of Class A ordinary shares that initially may be issued under the ESPP (and the maximum number that may be issued under the 423 Component) is a number of shares equal to two percent (2%) of our Class A ordinary shares outstanding immediately following the consummation of the Business Combination (but not in excess of 1,631,482 Class A ordinary shares). Additionally, the number of Class A ordinary shares reserved for issuance under the ESPP will automatically increase on January 1 of each year, beginning on January 1, 2022 and continuing through the end of the term of the ESPP, by the lesser of one-half (0.5%) of the total number of Class A ordinary shares issued and outstanding on the immediately preceding December 31, and such lesser number of Class A ordinary shares as determined by the ESPP Administrator (defined below). The closing per-share trading price of Magnum Opus’s Class A ordinary shares on February 15, 2022 was $9.95.
Administration.
The ESPP will be administered by the person or persons composed of members of the New Forbes Board, as appointed by such board for such purpose (the “ESPP Administrator”). The New Forbes Board may delegate to one or more officers of any member of the Forbes Group any or all of its duties, powers and authority with respect to the ESPP, except to the extent such delegation would be inconsistent with applicable law, rule or regulation.
Limitations
Employees of Forbes or any member of the Forbes Group will be eligible to participate in the ESPP, provided they may have to satisfy one or more of the following service requirements before participating in the ESPP, as determined by the ESPP Administrator: (1) customary employment with Forbes or any member of the Forbes Group for more than 20 hours per week; and (2) have completed a period of service prior to an offering as the ESPP Administrator may require (but in no event will the required period of service be equal to or greater than two (2) years). An employee may not be granted rights to purchase stock under the ESPP (a) if such employee immediately after the grant would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of Forbes or any parent or subsidiary or (b) to the extent that such rights would accrue at a rate that, when aggregated, exceeds $25,000 of the fair market value of such stock for each calendar year that the rights remain outstanding.
The administrator may specify offerings with a duration of six (6) months, unless otherwise determined by the ESPP Administrator, and not more than 27 months. The administrator, in its discretion, will determine the terms of offerings under the ESPP. On each offering date, Forbes will grant to each eligible employee who is then a participant in the ESPP an option to purchase on the last day of such offering (the “ESPP Exercise Date”) the lowest of (a) a number of Class A ordinary shares determined by dividing such participant’s accumulated payroll deductions on the ESPP Exercise Date by the option price, (b) the number of shares determined by dividing $25,000 by the fair market value of the Class A ordinary shares on the offering date for such offering or (c) such other lesser maximum number of shares as the ESPP Administrator determines in advance of the offering.
A participant may not transfer purchase rights under the ESPP other than by will or the laws of descent and distribution.
Payroll Deductions; Purchase Price
The ESPP permits participants to purchase Class A ordinary shares through payroll deductions of at least one percent (1%) but not more than ten percent (10%) of their compensation. Unless otherwise determined by the ESPP Administrator, the purchase price per share will be at least eighty-five percent (85%) of the fair market value of a Class A ordinary share on the first day of an offering or on the date of purchase, whichever is less.
Withdrawal
Participants may withdraw from an offering by delivering a withdrawal form to Forbes and terminating their contributions. Partial withdrawals are not permitted. Such withdrawal may be elected at any time prior to the end of an offering, except as otherwise provided by the administrator. Upon such withdrawal, Forbes will refund such participant’s contribution account balance under the ESPP to him or her, and such employee’s right to participate in that offering will terminate. However, an employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in any subsequent offerings under the ESPP.
Termination of Employment
If a participant’s employment terminates for any reason before the exercise date of any offering, no payroll deductions will be taken from any pay due and owing to the participant and the balance of the participant’s contribution account will be paid to such participant.
Adjustments
In the event of a subdivision of outstanding Class A ordinary shares, the payment of a dividend in Class A ordinary shares or any other change affecting the Class A ordinary shares, the number of shares approved for the ESPP will be equitably or proportionately adjusted to give proper effect to such event.
Amendment and Termination
The New Forbes Board has the authority to amend the ESPP, at any time and for any reason, provided that no amendment shall be made increasing the number of shares approved for the ESPP or making any other change that would require shareholder approval without obtaining shareholder approval within twelve (12) months of the date such amendment is adopted. Unless earlier terminated by the ESPP Administrator, the expiration date of the ESPP will be the tenth (10th) anniversary of the Closing. The ESPP may be terminated at any time by the New Forbes Board. Upon termination of the ESPP, all contribution amounts in the accounts of participants will be promptly refunded.
Equity Compensation Plan Information
As of December 31, 2021, Magnum Opus did not maintain any equity compensation plan.
Summary of U.S. Federal Income Tax Consequences
The following is only a summary of the effect of the United States income tax laws and regulations upon an employee and Forbes with respect to an employee’s participation in the ESPP. This summary does not purport to be a complete description of all federal tax implications of participation in the ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.
The Plan includes two components: a 423 Component and a Non-423 Component. Forbes intends that options issued under the 423 Component will qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Code. Except as otherwise provided in the ESPP or determined by the New Forbes Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
423 Component of the ESPP.
Rights granted under the 423 Component of the ESPP are intended to qualify for favorable U.S. federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423 of the Code.
A participant will be taxed on amounts withheld for the purchase of ordinary shares of Forbes as if such amounts were actually received. Otherwise, no income will be taxable to a participant as a result of the granting or exercise of a purchase right until a sale or other disposition of the acquired shares. The taxation upon such sale or other disposition will depend upon the holding period of the acquired shares.
If the shares are sold or otherwise disposed of more than two years after the beginning of the offering period and more than one year after the shares are transferred to the participant, then the lesser of the following will be treated as ordinary income: (i) the excess of the fair market value of the shares at the time of such sale or other disposition over the purchase price; or (ii) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price (determined as of the beginning of the offering period). Any further gain or any loss will be taxed as a long-term capital gain or loss.
If the shares are sold or otherwise disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income at the time of such sale or other disposition. The balance of any gain will be treated as capital gain. Even if the shares are later sold or otherwise disposed of for less than their fair market value on the purchase date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the shares on such purchase date. Any capital gain or loss will be short-term or long-term, depending on how long the shares have been held.
Non-423 Component of the ESPP.
A participant will be taxed on amounts withheld for the purchase of ordinary shares of Forbes as if such amounts were actually received. Under the Non-423 Component, a participant will not be taxed at grant and will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price. If the participant is employed by Forbes or one of its affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to the fair market value of the shares on the date of exercise of the purchase right, and the participant’s capital gain holding period for those shares will begin on the day after the shares are transferred to the participant.

Tax Treatment With Respect to Forbes.
Forbes is generally entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares received under the under the 423 Component of the ESPP and sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness, the deduction limits under Section 162(m) of the Code and the satisfaction of tax reporting obligations). With respect to the grant or exercise of rights under the Non-423 Component, Forbes is entitled to a deduction equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the purchase right over the purchase price.
Plan Benefits
Participation in the ESPP is voluntary and each eligible employee will make an individual decision regarding whether and to what extent to participate in the ESPP. Therefore, Forbes cannot currently determine the benefits or number of shares subject to purchase rights and a new plan benefits table is thus not provided. As of the date of this proxy statement, we estimate that approximately 655 employees would be eligible to participate in the ESPP.
Vote Required for Approval
The approval of the ESPP Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the ordinary shares which are voted on such resolution in person or by proxy at the Extraordinary General Meeting at which a quorum is present. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the ESPP Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” the ESPP Proposal. Broker non-votes do not count as votes cast.
This Proposal No. 6 is conditioned on the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal and the Equity Incentive Plan Proposal at the Extraordinary General Meeting. The approval of this Proposal No. 6 is a condition to the consummation of the Business Combination.
Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the Company’s adoption of The 2022 Employee Stock Purchase Plan be approved, ratified and confirmed in all respects.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 6.

PROPOSAL NO. 7 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal allows the Board to submit a proposal to approve, by ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal or the Director Appointment Proposal. The purpose of the Adjournment Proposal is to permit further solicitation of proxies and votes and to provide additional time for the Company and Forbes and their respective stockholders to make purchases of ordinary shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the proposals to be put to the Extraordinary General Meeting.
Consequences If the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal, the Director Appointment Proposal or any other proposal.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of a majority of the ordinary shares represented in person or by proxy and entitled to vote thereon and who vote at the Extraordinary General Meeting. An abstention will be counted towards the quorum requirement but, as a matter of Cayman Islands law, will not count as a vote cast at the Extraordinary General Meeting. However, the NYSE requires that for the Adjournment Proposal to be approved, there must be more votes cast in favor of the proposal than the aggregate of votes against plus abstentions. Therefore, in order to maintain compliance with this NYSE requirement, abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes do not count as votes cast.
The Adjournment Proposal will not be presented if the Business Combination Proposal, the NYSE Proposal, the Charter Approval Proposal and the Director Appointment Proposal are approved. The Adjournment Proposal is not conditioned upon any other proposal.
Resolution
The full text of the resolution to be passed is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting be approved.”
Recommendation of the Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” PROPOSAL NO. 7.

INFORMATION ABOUT THE COMPANY
Overview
We are a blank check company incorporated on January 22, 2021 as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Business Combination Agreement, our acquisition strategy was to search globally for a target with operations or prospects focusing on global consumer, technology or media sectors with disruptive growth potential through the use of technology that can benefit from operations in Asia. We believe there has been an increasing number of innovative companies that have chosen to remain private due to vast capital availability and rising valuation afforded by the private markets, as compared to going through the traditional initial public offering process, which provides attractive investment opportunities for us. We have sought proprietary and unique targets that can benefit from its large addressable markets underpinned by strong consumer-driven shifts. We also aim to identify proven business models that can be tailored to the Asian market and benefit from accelerated growth.
We believe our target markets are underpinned by attractive secular themes:
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Technology Enabled Consumption Upgrade: Our target markets are characterized by consumers’ increasing demand for unique and innovative products and services, and more importantly, tailored user experiences as a result of the disruption and influence of digitalization.

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Consumer Facing Online Platforms: Platform business models that effectively utilize cloud, social and mobile technologies to connect and facilitate an interactive ecosystem of business have proven critical in successful consumer and technology companies. Technology is enabling innovative market leaders to capture a wider aspirational set of consumers through ease in brand dissemination, distribution and customization.

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Digitalized Supporting Infrastructure: We believe companies which have been successful in developing a complementary infrastructure such as online-to-offline network and data analytics can best position themselves to constantly changing consumer demands and provide multiple touchpoints with consumers.

Our team represents a unique partnership of enterprise builders and public and private market investment specialists with extensive experience operating and investing throughout the business life cycle from founding, scaling operations through public listing. We believe these are ingredients of success and position us as a differentiated partner to private enterprises as they journey into the public market.
Based on our business activities, we are a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting solely of cash and/or cash equivalents.
Initial Public Offering and Concurrent Private Placement
On March 25, 2021, we consummated the IPO of 20,000,000 Units, at an offering price of $10.00 per Unit, generating gross proceeds of $200 million. Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share, subject to adjustment. Credit Suisse Securities (USA) LLC acted as the sole book-runner in the IPO and JonesTrading Institutional Services LLC acted as the co-manager. The securities sold in IPO were registered under the Securities Act on a registration statement on Form S-1 (No. 333-253688), which the SEC declared effective on March 22, 2021.
Concurrently with the closing of the IPO, we consummated a private placement to our Sponsor of 6,000,000 warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant, in a private placement generating gross proceeds of $6.0 million.
Transaction costs amounted to $9,720,467, consisting of $4,000,000 of underwriting fees, $5,250,000 of deferred underwriting fees (which will be payable upon consummation of the Business Combination),

and $470,467 of other offering costs. As of December 31, 2021, cash of $482,651 was held outside of the Trust Account (as defined above) and is available for the payment of offering costs and for working capital purposes.
We may withdraw from the Trust Account interest earned on the funds held therein necessary to pay our income taxes, if any. Except as described in the prospectus for the IPO and described in the section below titled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” these proceeds will not be released until the earlier of the completion of an initial business combination (including the Business Combination) and the redemption of 100% of the outstanding Public Shares upon our failure to consummate a business combination within the required time period.
The remaining proceeds from the IPO and concurrent private placement, net of underwriting discounts and commissions and other costs and expenses, held outside the Trust Account became available to be used as working capital to provide for business, legal and accounting due diligence on prospective business combinations and continuing general and administrative expenses.
Fair Market Value of Target Business
The target business or businesses that we acquire must collectively have a fair market value equal to at least 80% of the balance of the funds in the Trust Account (excluding the amount of deferred underwriting commissions held in trust and taxes payable on the income earned on the Trust Account) at the time of the execution of a definitive agreement for our initial business combination. The Board determined that this test was met in connection with the proposed business combination with Forbes as described in the section titled “Proposal No. 1 — The Business Combination Proposal — Satisfaction of 80% Test” above.
Shareholder Approval of the Business Combination
Pursuant to our current memorandum and articles of association, we are required to provide Public Shareholders with an opportunity to have their Public Shares redeemed for cash upon the consummation of our initial business combination, either in conjunction with a shareholder vote or tender offer. Due to the structure of the Business Combination, we are providing this opportunity in conjunction with a shareholder vote. Accordingly, in connection with the Business Combination, the Public Shareholders may seek to have their Public Shares redeemed for cash in accordance with the procedures set forth in this proxy statement. See “Extraordinary General Meeting of Shareholders — Redemption Rights.”
Prior to our IPO, we entered into an agreement with our Initial Shareholders, pursuant to which each agreed to vote any ordinary shares owned by them in favor of an initial business combination. Concurrently with the execution of the Business Combination Agreement, the Company, our Initial Shareholders and IWM entered into the Support Agreement, pursuant to which each Initial Shareholder has agreed to, among other things, vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby, not transfer any share of the Company until termination of the Support Agreement, waive or not otherwise perfect any anti-dilution or similar protection with respect to any Founder Shares and not elect to have any share of the Company redeemed in connection with the transactions. The foregoing summary of the Support Agreement is not complete and is qualified in its entirety by reference to the complete text of the Support Agreement as set forth in Annex E.
Our Sponsor, directors or officers, Sellers or their respective affiliates may purchase our Class A ordinary shares or Public Warrants in privately negotiated transactions or in the open market either prior to the completion of our Business Combination, although they are under no obligation to do so, or during a period when they are not then aware of any material nonpublic information regarding us or our securities. Such a purchase of Class A ordinary shares may include a contractual acknowledgment that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. They may also enter into transactions with other shareholders to provide them with incentives to acquire our Class A ordinary shares or vote their Class A ordinary shares in favor of the Business Combination Proposal. The purpose of such purchases and other transactions would be to increase the likelihood of approval of the Business Combination Proposal and other proposals, to satisfy closing conditions or to ensure that we have in excess of $5,000,001 of net assets to consummate the Business Combination if it appears that such requirement would otherwise not be met. Entering into any such arrangements may have a depressive effect on the Class A ordinary shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase Class A ordinary shares at a price lower than market and may therefore be more likely to sell the Class A ordinary shares he owns, either prior to or immediately after the Extraordinary General Meeting.
No agreements dealing with the above arrangements or purchases have been entered into as of the date of this proxy statement. We will file a Current Report on Form 8-K to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the Business Combination Proposal or the satisfaction of any closing conditions. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.
Redemption of Public Shares and Liquidation If No Initial Business Combination
Our current amended and restated memorandum and articles of association provide that we will have only 24 months from the closing of the IPO to complete our initial business combination. If we are unable to complete our initial business combination within such 24-month period, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then-issued and outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination within the 24-month time period.
Our Initial Shareholders have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if we fail to complete our initial business combination within 24 months from the closing of the IPO. However, if our Sponsor or management team acquire Public Shares in or after the IPO, they will be entitled to liquidating distributions from the Trust Account with respect to such Public Shares if we fail to complete our initial business combination within the allotted 24-month time period.
Our Initial Shareholders have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our current amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, unless we provide our Public Shareholders with the opportunity to redeem their Public Shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then issued and outstanding Public Shares. However, we may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If this optional redemption right is exercised with respect to an excessive number of Public Shares such that we cannot satisfy the net tangible asset requirement, we would not proceed with the amendment or the related redemption of our Public Shares at such time.
We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining out of the approximately $1,000,000 of proceeds held outside the Trust Account, although we cannot assure you that there will be sufficient funds for such purpose. However, if those funds are not sufficient to cover the costs and expenses associated with implementing our plan of dissolution, to the extent that there is any interest accrued in the Trust Account not required to pay income taxes on interest income earned on the Trust Account balance, we may request the trustee to release to us an additional amount of up to $100,000 of such accrued interest to pay those costs and expenses.
If we were to expend all of the net proceeds of the IPO and the sale of the Private Warrants, other than the proceeds deposited in the Trust Account, and without taking into account interest, if any, earned on the Trust Account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.00. The proceeds deposited in the Trust Account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our Public Shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.00. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.
Although we will seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of our Public Shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the Trust Account, including but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the Trust Account. If any third party refuses to execute an agreement waiving such claims to the monies held in the Trust Account, our management will consider whether competitive alternatives are reasonably available to us and will only enter into an agreement with such third party if management believes that such third party’s engagement would be in the best interests of the company under the circumstances. Examples of possible instances where we may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Marcum LLP, our independent registered public accounting firm for the IPO, and the underwriters of the IPO did not execute agreements with us waiving such claims to the monies held in the Trust Account. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the Trust Account for any reason. In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Private Share and (ii) the actual amount per Private Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the Trust Account, the funds available for our initial business combination and redemptions could be reduced to less than $10.00 per Private Share. In such event, we may not be able to complete our initial business combination, and you would receive such lesser amount per share in connection with any redemption of your Public Shares. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.
In the event that the proceeds in the Trust Account are reduced below the lesser of (i) $10.00 per Private Share and (ii) the actual amount per Private Share held in the Trust Account as of the date of the liquidation of the Trust Account if less than $10.00 per share due to reductions in the value of the trust assets, in each case less taxes payable, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance if, for example, the cost of such legal action is deemed by the independent directors to be too high relative to the amount recoverable or if the independent directors determine that a favorable outcome is not likely. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per share.
We will seek to reduce the possibility that our Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. We will have access to up to approximately $1,000,000 from the proceeds of the IPO with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our Trust Account could be liable for claims made by creditors. In the event that our offering expenses exceed our estimate of $1,000,000, we may fund such excess with funds from the funds not to be held in the Trust Account. In such case, the amount of funds we intend to be held outside the Trust Account would decrease by a corresponding amount. Conversely, in the event that the offering expenses are less than our estimate of $1,000,000, the amount of funds we intend to be held outside the Trust Account would increase by a corresponding amount.
If we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, the proceeds held in the Trust Account could be subject to applicable bankruptcy law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy claims deplete the Trust Account, we cannot assure you we will be able to return $10.00 per share to our Public Shareholders. Additionally, if we file a bankruptcy petition or an involuntary bankruptcy petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying Public Shareholders from the Trust Account prior to addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.
Our Public Shareholders will be entitled to receive funds from the Trust Account only (i) in the event of the redemption of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO, (ii) in connection with a shareholder vote to amend our current amended and restated memorandum and articles of association (a) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within 24 months from the closing of the IPO or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity or (iii) if they redeem their respective shares for cash upon the completion of our initial business combination. In no other circumstances will a shareholder have any right or interest of any kind to or in the Trust Account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the Business Combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the Trust Account. Such shareholder must have also exercised its redemption rights described above. These provisions of our current amended and restated memorandum and articles of association, like all provisions of our current amended and restated memorandum and articles of association, may be amended with a shareholder vote.

Facilities
We currently utilize office space at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong as our executive offices. We consider our current office space adequate for our current operations.
Employees
We currently have three officers: Jonathan Lin, our Chief Executive Officer, Frank Han, our President, and Kevin Lee, our Chief Financial Officer. These individuals are not obligated to devote any specific number of hours to our matters but they intend to devote as much of their time as they deem necessary to our affairs until we have completed our initial business combination. The amount of time they will devote in any time period will vary based on whether a target business has been elected for our initial business combination and the stage of the business combination process we are in. We do not intend to have any full-time employees prior to the completion of our initial business combination.
Legal Proceedings
There is no material litigation, arbitration or governmental proceeding currently pending against us or any members of our management team in their capacity as such.
Directors and Executive Officers
As of the date of this proxy statement, our directors and officers are as follows:
Jonathan Lin, 37, has been our Chairman of the Board and Chief Executive Officer since our inception in January 2021. Mr. Lin is Co-Founder, Partner and Chief Investment Officer at L2 Capital. Mr. Lin has over a decade of investment experience across multiple geographies overseeing strategies from public to private investments. Prior to co-founding L2 Capital in 2020, Mr. Lin served as a Portfolio Manager and a Managing Director at Point72, a $15 billion alternative investment firm, where he managed an equities portfolio and led a team of analysts and traders from 2016 to 2020. Prior to joining Point72, Mr. Lin worked at Och-Ziff Capital Management, a $36 billion multi-strategy investment firm, from 2011 to 2016, where he focused on merger arbitrage, event-driven, private equity and served as a non-executive director on multiple Och-Ziff portfolio companies. Prior to joining Och-Ziff Capital Management, Mr. Lin was with Madison Dearborn Partners, a $26 billion private equity firm, from 2008 to 2010, where he focused on TMT investments. From 2006 to 2008, Mr. Lin was in investment banking, mergers and acquisitions group, at Citigroup in New York. Mr. Lin holds a Bachelor of Commerce with Honors from the University of British Columbia and is a Leslie Wong Fellow.
Frank Han, 38, has been our President since our inception in January 2021. Mr. Han is a Co-Founder and Partner at L2 Capital. Mr. Han has over a decade of experience in private equity. From 2012 to 2019, he was based in Hong Kong and Shanghai as a Senior Principal at the Blackstone Group, the largest alternate asset manager in the world with over $619 billion in assets under management as of 2020, leading the sourcing and execution of private equity investments in Greater China for Blackstone Capital Partners, the flagship private equity fund, from 2012 to 2019. At Blackstone, Mr. Han deployed $2 billion in enterprise value and served on the boards of multiple portfolio companies. Prior to joining Blackstone, Mr. Han worked at the buyout group of The Carlyle Group in both China and Washington D.C. He also worked at Goldman Sachs’ Asian Special Situations Group in Hong Kong and McKinsey & Co. in New York. Mr. Han holds a Bachelor of Science, magna cum laude, from the New York University and a Master of Business Administration from the Wharton School of the University of Pennsylvania.
Kevin Lee, 36, has been our Chief Financial Officer and Director of our Board since our inception in January 2021. Mr. Lee is a Co-Founder and Partner at L2 Capital. Mr. Lee has over ten years of experience as a capital markets advisor, venture investor and operator. From 2015 to 2020, Mr. Lee served as an Investment Director in the venture capital arm of Gallant Investment Partners, a Hong Kong-based family-office investment firm, where he focused on early-stage media and technology investments in the FinTech, SaaS and data services space. While at Gallant Investment Partners, Mr. Lee also led one of its portfolio companies, Genesis Games, as the Chief Executive Officer and Director, where he transformed the organization from an independent games studio to a global enterprise software company, with offices across the globe. As the Chief Executive Officer, Mr. Lee expanded the company’s product offerings, grew Asia into Genesis Games’ largest business segment, incubated the artificial intelligence division to become the company’s core competency, and successfully led the sale of Genesis Games to a European strategic conglomerate in 2020. Prior to his role at Gallant Investment Partners and Genesis Games, Mr. Lee worked at Standard Chartered Bank in Hong Kong, covering financial sponsors in the Asia-Pacific region with a focus on take-private and growth capital transactions in Greater China. Previously, he was in the Leveraged Finance and Mergers & Acquisitions groups at Citigroup and BMO Capital Markets, respectively.
Mr. Lee holds a Bachelor of Commerce with honors from the University of British Columbia and a Master of Finance with high distinction from the University of Toronto. He also holds a Chartered Financial Analyst (CFA) designation and a Chartered Professional Accountant (CPA) designation from British Columbia, Canada.
Sammy Hsieh, 48, has served as our Director since March 2021. Mr. Hsieh has served as the Chairman of the Board for iClick Interactive Limited (NASDAQ: ICLK) since he founded it in 2009. iClick Interactive Limited is a leading independent online marketing and enterprise data solutions provider in China, with strong integration on WeChat, a widely used social platform that is owned and operated by Tencent Holdings Limited. For the past 20 years, Mr. Hsieh has held senior positions in a number of prominent technology companies. Prior to founding iClick Interactive Limited, from 2008 to 2009, he served as the General Manager of the Asia Pacific region for Efficient Frontier, a firm which was acquired by Adobe Systems in 2011. From 2000 to 2008, he was a Director of Search Marketing for Yahoo Hong Kong, where he led and managed the company’s business operations including sales, marketing, business development and product management. He also worked in a variety of sales and marketing positions at LVMH Group and British American Tobacco prior to joining Yahoo Hong Kong. Mr. Hsieh holds a bachelor’s degree in economics from the University of California, Los Angeles.
Alexandre Casin, 48, has served as our Director since March 2021. Mr. Casin is the founder of Nendo Labs Limited, an investment firm focused on growth equity with a sustainable vision founded in 2020 and is also a Founding Partner of You&MrJones LLC, a leading BrandTech company founded in 2015 and last valued at over $1.3 billion. Mr. Casin has 20 years of experience in investment banking. He worked as a Managing Director at Bank of America Merrill Lynch from 2011 to 2017, based in London, where he worked closely with sovereign wealth funds, alternative investment groups and family offices across a variety of financing and investment solutions. He also worked at UBS AG in its investment banking team from 2000 to 2011. In 2017, he founded Poincaré Capital Management in Hong Kong, a joint venture with Natixis Group, and served as its Chief Executive Officer from 2017 to 2020. Mr. Casin graduated with a bachelors’ degree in economics and finance from the European Business School, and holds a master’s degree in business law and finance from the University of Caen. Mr. Casin completed the first-year PhD program in Operations Research at Sorbonne University.
Dickson Cheng, 52, has served as our Director since March 2021. Mr. Cheng is currently a Managing Director and Head of Investment Banking at Shanggu Securities Limited, a firm which he co-founded in 2017. Mr. Cheng has over 20 years of experience in investment banking and capital markets. He has served as an independent Non-Executive Director of China Lesso Group (2128.HK) since 2018. Prior to both of these roles, from 2016 to 2017, he was a Consultant at GLM Company Limited, where he helped expand the company and bring in leading Hong Kong family offices. From 1994 to 2016, Mr. Cheng also previously worked at Mizuho Mitsubishi UF, Mizuho Securities Asia Limited, ICEA Capital Limited, BOCI Asia Limited, the Bank of New York and JP Morgan. Mr. Cheng has significant experience partnering with a wide range of enterprises, including Chinese state-owned enterprises, private companies and listed companies. Mr. Cheng holds a bachelor’s degree in economics from the University of Toronto and a Master of Applied Finance from the Macquarie University in Sydney.
Johnny Liu, 43, has served as our Director since March 2021. Mr. Liu has over ten years of experience in investment banking, corporate finance and high net worth asset management. Mr. Liu has served as a Managing Director at Nomura International (Hong Kong) Limited, a Japanese global financial services company since 2020, where he advises and works with ultra-high-net-worth individuals including entrepreneurs and family office clients. Prior to this role, from 2018 to 2019, he was a Managing Director and Head of Ultra-High-Net-Worth Solutions, Greater China for UBS AG. Prior to joining UBS AG, Mr. Liu served as a Managing Director and Head of the Global Solutions Group of HSBC in Asia from 2016 to 2018. Between 2004 and 2016, Mr. Liu worked at Credit Suisse in both the Investment Banking and Private Banking Division. Mr. Liu holds a bachelor’s degree in economics from the University College of London.
Each of our officers and directors presently has fiduciary or contractual obligations to other entity or entities pursuant to which such officer or director is required to present a business combination opportunity to such entity. The table below summarizes the entities to which our officers and directors currently have fiduciary duties or contractual obligations. We do not believe, however, that these fiduciary duties or contractual obligations of our officers or directors have had any material impact on our ability to complete our initial business combination.
Individual	Entity	Entity’s Business	Affiliation
Jonathan Lin	L2 Capital	Financial services	Co-Founder, Partner and Chief Investment Officer
	Central for Change	Non-profit organization	Co-founder
Frank Han	L2 Capital	Financial services	Co-Founder and Partner
Kevin Lee	L2 Capital	Financial services	Co-Founder and Partner
Sammy Hsieh	iClick Interactive Asia Group Limited	Online marketing technology	Chairman of the Board, Director and Co-founder
Alexandre Casin	Nendo Labs Limited	Financial services	Founder
	You & MrJones LLC	Brand technology	Founding Partner
Dickson Cheng	Shanggu Securities Limited	Financial services	Managing Director and Head of the Investment Banking
	China Lesso Group Holdings Limited	Piping manufacturing and development	Independent Non-Executive Director
Johnny Liu	Nomura International (Hong Kong) Limited	Financial services	Managing Director
Advisory Board
Kersten Hui has served as the sole member and chairman of our advisory board since March 2021. Mr. Hui is currently the Vice Chairman of Infinity Group since 2018, a growth equity investment firm founded in 1993 with 18 offices globally. Headquartered in Tel Aviv, Infinity Group is a private equity fund backed by China Development Bank, Access Industries and Clal Industries with a global presence. At Infinity, Mr. Hui’s major responsibilities range from deal sourcing and execution to stakeholder management.

THE COMPANY’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this proxy statement. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties. Please see “Cautionary Statement Regarding Forward-Looking Statements” and “Market, Industry and Other Data.” Our actual results may differ materially from those anticipated in these forward-looking statements as a result of many factors, including but not limited to those described under “Risk Factors” and elsewhere in this proxy statement.
Overview
We are a blank check company incorporated on January 22, 2021, as a Cayman Islands exempted company with limited liability for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Proposed Business Combination
On August 26, 2021, we entered into the Business Combination Agreement. Subject to the terms of the Business Combination Agreement, the aggregate consideration to be paid to Forbes’ equity holders in connection with the Business Combination is expected to be valued at $620,000,000, subject to adjustments, which will be paid in a combination of cash and newly issued Class A ordinary shares of the Company, par value $0.0001 per share. Concurrently with the execution of the Business Combination Agreement, the Company entered into subscription agreements with certain Initial PIPE Investors, pursuant to which the Initial PIPE Investors agreed to purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of $400,000,000. On February 1, 2022, Binance agreed to invest $200,000,000 in the Private Placement by assuming from certain of the Initial PIPE Investors all or a portion of their obligations under their respective subscription agreements to purchase an aggregate of 20,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share. See “Proposal No. 1 — The Business Combination Proposal — The Business Combination Agreement” and “Proposal No. 1 — The Business Combination Proposal — Agreements Entered into in connection with the Business Combination” for more details.
Results of Operations
We have neither engaged in any operations nor generated any revenues to date. Our only activities for the period from January 22, 2021 (inception) through December 31, 2021 were organizational activities necessary to prepare for our IPO, identifying a target for our business combination, and activities in connection with the Business Combination. We generate non-operating income in the form of interest income on cash and cash equivalents held after the IPO. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.
For the period from January 22, 2021 (inception) through December 31, 2021, we had a net loss of $691,661, which resulted from formation and operating costs of $4,094,759, expensed offering costs of $867,351, and a loss on the sale of private placement warrants of $2,880,000, offset in part by a gain on the change in fair value of warrant liabilities of $7,140,000 and interest income on investments held in the Trust Account of $10,449.
Liquidity and Capital Resources
On March 25, 2021, we consummated an initial public offering of 20,000,000 Units, generating gross proceeds to the Company of $200,000,000. Concurrently with the consummation of the IPO, we completed the private sale of 6,000,000 warrants to Magnum Opus Holdings LLC at a purchase price of $1.00 per warrant, generating gross proceeds of $6,000,000. The proceeds from the sale of the Private Warrants were added to the net proceeds from the IPO held in the Trust Account. If the Company does not complete a business combination by March 25, 2023, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital and accumulated deficit.
Net Loss Per Ordinary Share
Net loss per share is computed by dividing net earnings by the weighted-average number of ordinary shares outstanding during the period. As the public shares are considered to be redeemable at fair value, and a redemption at fair value does not amount to a distribution different than other shareholders, Class A and Class B ordinary shares are presented as one class of shares in calculating net loss per share. As a result, the calculated net loss per share is the same for Class A and Class B shares of ordinary shares. The Company has not considered the effect of the warrants sold in the initial public offering and the sale of the private placement warrants to purchase an aggregate of 16,000,000 shares in the calculation of diluted loss per share, since the warrants are contingently exercisable, and the contingencies have not yet been met.
Restatement of Previously Issued Financial Statements
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.
Impact of COVID-19
Our management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on our financial position, results of our operations and/or search for a target company, the specific impact was not readily determinable as of the date of the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Off-Balance Sheet Arrangements
We did not have any off-balance sheet arrangements as of December 31, 2021.
Contractual Obligations
Registration Rights
The holders of the Founder Shares, Private Warrants and warrants that may be issued upon conversion of Working Capital Loans (as defined below), and any Class A ordinary shares issuable upon the exercise of the Private Warrants and warrants issued upon conversion of the Working Capital Loans, have registration and shareholder rights to require the Company to register a sale of any such securities held by them pursuant to a registration and shareholder rights agreement entered into in connection with our IPO. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of an initial business combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
Underwriting Agreement
Under the Underwriting Agreement, the underwriters are entitled to a deferred fee of $0.35 per Unit, or $7,000,000 in the aggregate. In January 2022, the deferred underwriting fees were reduced to $0.2625 per Unit, or $5,250,000 in the aggregate pursuant to a letter agreement among the Company, Credit Suisse and JonesTrading. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete an initial business combination, including the Business Combination, subject to the terms of the underwriting agreement.
Critical Accounting Policies
The preparation of financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following critical accounting policies:
Warrant Liabilities
The Company accounts for the warrants issued in connection with our IPO in accordance with Accounting Standards Codification (“ASC”) 815-40, Derivatives and Hedging — Contracts in Entity’s Own Equity (“ASC 815”), under which the warrants do not meet the criteria for equity classification and must be recorded as liabilities. As the warrants meet the definition of a derivative as contemplated in ASC 815, the Warrants are measured at fair value at inception and at each reporting date in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in the Statement of Operations in the period of change.
Class A Ordinary Shares Subject to Possible Redemption
All of the 20,000,000 Class A ordinary shares sold as part of the Units in the IPO contain a redemption feature which allows for the redemption of such Class A ordinary shares in connection with the Company’s liquidation, if there is a stockholder vote or tender offer in connection with our business combination and in connection with certain amendments to the Company’s second amended and restated certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in Accounting Standards Codification (“ASC”) 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. Therefore, all Class A ordinary shares has been classified outside of permanent equity.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital and accumulated deficit.
Net Loss Per Ordinary Share
Net loss per share is computed by dividing net earnings by the weighted-average number of ordinary shares outstanding during the period. As the Public Shares are considered to be redeemable at fair value, and a redemption at fair value does not amount to a distribution different than other shareholders, Class A and Class B ordinary shares are presented as one class of shares in calculating net loss per share. As a result, the calculated net loss per share is the same for Class A and Class B ordinary shares. The Company has not considered the effect of the Public Warrants and the Private Warrants to purchase an aggregate of

16,000,000 shares in the calculation of diluted loss per share, since the warrants are contingently exercisable, and the contingencies have not yet been met.
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.

INFORMATION ABOUT FORBES
The following discussion reflects the business of Forbes. In this section, “we,” “us” and “our” generally refer to Forbes prior to the Business Combination and to the Company and its subsidiaries following the Business Combination.
Introduction
Now in its second century of operation, Forbes is a leading business information brand that reaches more than 150 million people worldwide through multiple channels, including print and digital publishing (Forbes Magazine, Forbes Asia Magazine and Forbes.com), signature LIVE and Forbes Virtual events and conferences, newsletters, custom marketing programs, social engagement and 46 licensed local print and digital editions in 77 countries. Forbes Media’s brand extensions include real estate, education and financial services license agreements. We believe we reach audiences that marketers desire, including C-suite and high-income households, as well as readers who have demonstrated a deeper affinity to Forbes as subscribers to our magazine, newsletters and premium digital content. According to data from Comscore, Forbes has 81.3 million monthly active users, reaches 30.1 million households with income greater than $100,000, 2.8 million C-suite executives, and 5.5 million people in business management.
Our mission is to give people the knowledge, resources, inspiration and connections they need to achieve success.
Development of the Forbes Brand
In 1917, Bertie Charles (B.C.) Forbes founded Forbes Magazine, “Devoted to Doers and Doings.” For several decades, Forbes magazine was the only major financial magazine in the United States. In 1982, we created our first franchise, the Forbes 400 list of wealthiest Americans, which led to the development of several other lists in subsequent years for which Forbes is now known. Forbes.com was launched in 1996, and in 2001 we hosted our first Global CEO conference in Singapore, which attracts some of the most influential executives, celebrities and world leaders each year.
Building upon a focus on women in business which was celebrated in Forbes’ very first issue, the company launched in 2008 Forbes Women, a channel solely dedicated to the growing power of women in the boardroom, executive ranks, and the halls of power. That same year, we created our Contributor network and today Forbes has more than 2,800 contributors who publish directly onto Forbes.com.
In 2012, Forbes founded Forbes 30 Under 30, initially a list of people under 30 years of age anticipated to shape the face of business, entertainment, and influence. Today, Under 30 recognizes entrepreneurship around the world.
In 2013, our revenue from digital operations surpassed our revenue from print operations for the first time. That same year, the Forbes School of Business and Technology was launched by the University of Arizona Global Campus through a license arrangement with us. In 2018, we launched our first home-grown content management system, Bertie, named after the company’s founding father. In 2020, Forbes’ audience, including print, digital, conference and social, surpassed 150 million.
Today, Forbes is comprised of three main lines of business: Media, Brand Extensions and Consumer.
Media
Forbes creates both print and digital journalism content. Our editorial mission has been consistent over our 104-year history: to provide people the knowledge, resources, inspiration and connections they need to achieve success.
Today, Media makes up approximately 65% of Forbes’ business, with the balance being Brand Extensions and Consumer. Within Media, print comprises approximately 20% of revenue and digital comprises approximately 80% of revenue.
Our content attracts some of the most recognized brands in business as advertisers in our publications. We attract a broad range of marketers across verticals in luxury, technology, financial services, consulting and business services. Forbes believes that compelling content attracts valuable advertisers, and that advertising business represents the bulk of Forbes’ revenue today. Ten years ago, Forbes brought an innovative solution to market, called BrandVoice, that many in the market mimic today. BrandVoice is a bespoke advertising solution that allows trusted advertising customers to self-publish content on Forbes’ industry-leading content management platform.
The Forbes media business includes many well-known and followed franchises:
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Billionaires: Forbes’ 35th annual ranking of the world’s billionaires. For the 2021 list, Forbes counted 2,755 billionaires, 660 more than a year ago.

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30 Under 30: Forbes’ 30 Under 30 franchise is made up of young, creative and bold minds that prove the future of the world will be new, exciting and profoundly different.

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Forbes 400: The definitive list of wealth in America, profiling and ranking the country’s richest billionaires by their estimated net worth. The list was started by Malcolm Forbes in 1982 and is covered annually. As of 2018, Forbes added a philanthropic score to show how each lister contributes to society.

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Next 1000: A list of inspiring entrepreneurs and small business leaders — many from diverse, underrepresented communities — who are redefining what it means to build and run a business amid the new normal.

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50 Over 50: Forbes’ 50 Over 50 platform, in partnership with Mika Brzezinski’s “Know Your Value,” is dedicated to shine a light on women over the age of 50 who have achieved significant success later in life, often overcoming formidable odds or barriers.

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Self-Made Women: Forbes captures the stories of the country’s most successful self-made women as measured by their net worth, highlighting their distinct and compelling journeys to the top of their industries. List members range in age from 23-95 and are worth a combined $118 billion.

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Top Wealth Advisors: Forbes, in partnership with SHOOK Research, produces an annual list of America’s Top Wealth Advisors, which spotlights the nation’s top financial advisors.

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Midas: Produced in partnership with TrueBridge Capital Partners, the annual Midas List recognizes the world’s top 100 venture capitalists.

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Just 100: In partnership with Just Capital, Forbes measures and ranks companies on corporate citizenship issues.

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Cloud 100: Our annual Cloud 100 ranking of the world’s top private cloud companies, produced in partnership with Bessemer Venture Partners and Salesforce Ventures, recognizes standouts in technology’s cloud category from small startups to private-equity backed giants.

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Most Powerful Women: The World’s 100 Most Powerful Women list celebrates the icons, innovators and instigators who are using their voice to change power structures and create a lasting impact. Now in its 15th year, Forbes reveals emerging leaders who are redefining leadership and bringing others along with them.

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SportsMoney: SportsMoney tracks the business of sports, including the most valuable teams, the highest-earning players, the top agencies and biggest sponsors.

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AI 50: In partnership with Meritech Capital, AI 50 spotlights the American private companies that are applying artificial intelligence as a core part of their business to transform their respective industries.

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Next Billion-Dollar Startups: To come up with the Next Billion-Dollar Startups, Forbes teamed up with TrueBridge Capital Partners to ask nearly 200 venture capital firms to nominate the companies they thought were most likely to grow to $1 billion in revenue.

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Small Business: Forbes’ ranking of the best small businesses that share a commitment to being the best at what they do, by providing stellar service to customers, offering employees fulfilling, rewarding work and being vital members of their communities.

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Blockchain 50: Blockchain 50 ranks the largest U.S.-based public companies and people that are leveraging blockchain technology to impact their business in a meaningful way.

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CxO: CxO is an editorial mission focused on all aspects of the C-Suite, engaging leaders across marketing, media, agency and advertising executives through essential news, analysis and commentary. With unparalleled access, our coverage is essential for CEOs, CMOs, CFOs, CIOs, CHROs and more.

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Fintech 50: Our Fintech 50 identifies the leading fintech startups with operations or customers in the U.S., and how they’re making finance easier, faster and cheaper.

Brand Extensions
In addition to direct and programmatic advertising in our Media business, we also generate recurring revenue streams through extension of the Forbes brand. Our brand extensions include:
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Live events: In-person and virtual events with high-value audiences which showcase Forbes’ ability to convene important people and build communities of scale.

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Insights: The strategic research and thought leadership practice of Forbes. By leveraging proprietary databases of senior-level executives in the Forbes community, Forbes Insights conducts research on a wide range of topics to position brands as thought leaders and drive stakeholder engagement.

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Licensing: Forbes licenses its brand to trusted businesses and editorial organizations, allowing us to take Forbes into new areas of business and different parts of the world.

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Reprints: Our reprints business shows the strength and demand for our brand as a marketing tool for other companies, by allowing companies featured in Forbes to leverage that earned media by ordering digital and print duplicates of their Forbes coverage.

Consumer
Our direct-to-consumer business uses technology to analyze our readers’ interests and habits and create data-driven insights to create a more deeply engaged audience, and deliver products that serve their needs.
Our direct-to-consumer business today includes:
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Forbes Shopping: Our e-commerce play called Forbes Vetted generates affiliate revenue with a dedicated editorial team that compares products and writes reviews with links to purchase and, in conjunction with a third party, provides curated coupon offerings to our customers. Forbes Vetted currently focuses on six (6) categories, plus gifts and deals: Tech & Electronics; Home; Health & Wellness; Beauty & Grooming; Fashion; and Gear. We also sell Forbes branded or co-branded merchandise through our Forbes Store e-commerce platform.

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Forbes Marketplace: A joint venture of Forbes that operates a consumer rating and advisory business, similar to BankRate and NerdWallet, focused initially on personal finance and auto purchases and is extending into other areas, such as health, home and senior living.

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Forbes Profiles: A LinkedIn-type of experience with free and paid-for, premium profiles. Unlike other social network profiles, however, Forbes Profiles are exclusive to people who have appeared on Forbes’ lists. The first Forbes Profiles include those who have been recognized on the list of Top Financial Advisors, which we develop in partnership with SHOOK Research.

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Q.ai: Our robo-trading and financial advisory app that provides AI-driven trading strategies and empowers everyday investors who are more interested in interacting with an app than human advisors.

Growth Strategy
Our growth strategy is to leverage our iconic brand, readership and communities, and technology and data across our lines of business in order to convert a percentage of our audience into consumer revenue streams. By capturing and processing data to better understand our consumers, we are able to produce personalized, curated content and bespoke new products for our audiences to increase user engagement and affinity for Forbes.
We plan to focus initially where we already have large audiences and an established presence to create our value proposition for paid premium products, including the following:

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Personal Finance & Investing has been one of Forbes core editorial features and one of the most visited content areas by our audiences. We believe the combination of existing interest and a rapidly changing market makes investing an area for new content and products.

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Knowledge & Training is also a rapidly changing market that is moving to online e-learning. We have already extended our brand to education with the Forbes School of Business and Technology. We believe there are other opportunities to create new content and products in this space, including master classes and paid podcasts.

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Entrepreneurs & Technology is another area of core competency for the Forbes brand. Our 30 Under 30 franchise evidences our strength in convening important audiences and our ability to expand a franchise globally to Europe, the Middle East, Asia and Africa.

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Lifestyle & Entertainment, including luxury, is part of the Forbes heritage, established by Malcolm Forbes, with coverage of yachts, ballooning, Faberge Eggs, estates and chateaus, and is still a part of our brand equity as well as a regular content feature. The Forbes Travel Guide and Forbes Global Properties evidence our ability to leverage our brand to cultivate an audience cohort in the area of luxury.

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Entertainment represents a recent expansion of our brand. We are creating films and documentaries, including episodes on WeWork and Hulu +, and soon one on Rudy Giuliani.

Additionally, we may invest in businesses where there is a synergistic offering for Forbes’ audience, such as Q.ai, a robo-trading and financial advisory app that empowers everyday investors who are more interested in interacting with an app than human advisors. Forbes owns a majority stake in this company and believes it has strong potential with a younger audience that prefers mobile and online trading to seeking human advice.
From a global perspective, we have a presence in all major geographic markets via licensing agreements with third parties with independent operational responsibility , and our plan is to continue to work with existing and new regional partners to expand our publication licensing business in existing and new markets.
Finally, Forbes’ brand elasticity allows us to pursue expansion into high growth and strategic verticals through brand licenses. Forbes Travel Guides and Forbes School of Business and Technology are examples of this growth strategy as is the Forbes Family Trust, which provides a multi-family office service to high-net-worth families and currently has $24 billion assets under management. Also, we recently launched a partnership with Creative Artists Agency to create Caravan, which connects celebrities to brands, to capitalize on the recent trend of celebrities who consider themselves to be entrepreneurs and want to be equity owners rather than mere endorsers of products. For example, Jessica Alba, Kevin Durant, Serena Williams and Ashton Kutcher have all participated in our conferences as businesspeople first, rather than as celebrities.
Customers and Advertisers
Forbes offers customers access to c-suite, management and high-income household audiences at scale which can generate awareness and drive discovery, inspiration, and ultimately transactions involving customers’ products and services. Customers rely on Forbes’ quality, engaging content, creativity, and multi-platform approach to accomplish these objectives. Our customer base consists of global corporations and companies across a variety of industries, including media and entertainment, consumer products goods and retail, financial services, insurance and technology, that utilize one or more of our offerings in advertising, content and other services that leverage our brand.
Our advertising customers choose from bespoke solutions to target users on our sites, applications and social media platforms. In addition, many of our advertising customers choose to integrate their campaign into Forbes LIVE events around the world, such as Forbes Under 30 events or the Women’s Summit. These integrations bring marketers closer to customers and potential customers. Our content customers include brands seeking to promote products and services, for example, a new business software, for which Forbes creates customized promotional content. Customers usually experience best results when using a combination of Forbes’ offerings, and we see increased retention from those that do so.

We maintain a diverse customer base comprised of advertisers, licensees and sponsors and do not have a significant concentration of revenue around any particular customer, with the exception of Google which, through its advertising and affiliate exchanges, accounted for 15%, 21% and 14% of our consolidated revenues for 2019, 2020 and 2021, respectively. None of our other direct customers accounted for more than 10% of our revenue in 2019, 2020 and 2021.
Technology
Technology and data are at the center of each of our lines of business, and are the key driver of our overall strategy. With multiple consumer touch points, we have a deep pool of data that provides insights into our audience. Our proprietary technology as well as partnerships with outside vendors such as Salesforce and Google Analytics all contribute to provide us with insights that help us to better understand our audiences, and in turn, help create bespoke user experiences, including:
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ForbesOne, our first-party data platform, provides deep insights into our most valuable audiences and seamlessly connects marketing partners with the right segments to help them achieve their business objectives. The platform was developed in-house over the last 18 months by our data scientists and engineers in partnership with editorial, product and revenue teams, and uses machine learning and AI to create personalized content recommendations and product offerings. We analyze behavior across our varied platforms and identify audience groups based on common interests, consumption patterns and demographics, such as household income, title, decision-maker status and more. Through ForbesOne, marketing partners can reach custom Forbes segments with pinpoint accuracy.

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Bertie is our custom-built publishing platform that is powered by a powerful AI and analytics engine. It is created to make journalists more efficient and make their lives easier. The platform is built for scale, it supports over 2,500 journalists and contributors while delivering content to more than 100 million unique visitors a month. Bertie can offer suggestions for stories or trending topics relevant to a writer’s beat or audience, suggest imagery, optimize headlines, provide valuable search engine optimization (SEO) advice, and overall creates a feedback loop for the writer.

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Our Ad Stack tech is a sophisticated platform highly optimized for volume and revenue yield serving more than a billion impressions annually. It includes a suite of custom ad products and packages, as well as native advertising delivery tools.

Competition
We face significant competition in all aspects of our business. We compete for subscription and advertising revenue with both traditional and other content providers, as well as news aggregators, search engines and social media platforms, including Google, Facebook and Twitter as well as from other media companies that have begun to aggressively pursue the advertising marketplace, such as Amazon, Target, Walmart, Uber and Instacart. We also face extensive competition for customers in our e-commerce, research, content marketing, events and sponsorship and other businesses. We compete primarily on the basis of our brand strength, our content, the quality of our events and sponsorships, and the usefulness, reliability and value of our digital products. Our ability to compete can also be impacted by health of the U.S. and global economy, which impacts the advertising market as a whole and can result in additional challenges and increased competition for our business.
Intellectual Property
We depend on our trusted information brand to build and maintain name recognition and audience loyalty, and regard our intellectual property as critical to our success. Our intellectual property portfolio is comprised of various domestic and foreign trademarks, copyrights, a patent, and certain trade secrets or proprietary know-how that are important to our business and protect those rights in our brands. The Forbes trademark is registered in the United States and international jurisdictions in relevant classes, including print, websites, apps, events and conferences, real estate brokerage, among others. We maintain rights to the domain name www.forbes.com and the domain names used by our foreign licensees, among others. Our success has resulted in part from our proprietary methodologies, process and other intellectual property, such as certain of our AI-powered platforms. We have not filed any patents related to our AI technologies. Any of our proprietary rights could be challenged, invalidated or circumvented, or may not provide significant competitive advantages.
We retain the rights to an extensive content library that is monetized through multiple revenue streams. In addition to our brand, domain, and content assets, we have a proprietary technology platform that powers our business. We rely on, and expect to continue to rely on, a combination of work for hire, assignment, license and confidentiality agreements with our employees, consultants and third parties with whom we have relationships, as well as trademark, trade dress, domain name, copyright, and trade secret laws, to protect our brands, content, proprietary technology and other intellectual property rights.
We hold more than 30 registered trademarks in the United States, and more than 300 registered trademarks in foreign jurisdictions. Trademark registrations may have a perpetual life, subject to continuous use and renewal requirements, and may be subject to cancellation or invalidation based on certain use requirements and third-party challenges, or on other grounds. We vigorously enforce and protect our trademarks.
Employees
As of October 31, 2021, we had approximately 466 employees in the United States and 45 internationally, for a combined workforce of approximately 511 employees. Of these employees, 386 were with Forbes Media LLC, 33 with Forbes Media Asia. As of October 31, 2021, approximately 19% of our U.S.-based employees were unionized as a part of NewsGuild. In addition to our salaried employees, we regularly hire independent contractors and freelancers to create or help produce our content.
Seasonality
Due to buying patterns, our revenues tend to be higher in the second and fourth quarters of each year.
Properties
Our corporate headquarters are located in Jersey City, New Jersey, where we occupy facilities totaling approximately 93,000 square feet under a lease that expires in December 2024. We use these facilities for administration, finance, legal, human resources, editorial, information technology, sales and marketing, engineering, technology, production and development. We also lease facilities in New York City and San Francisco (which lease is subject to a sublease with a sublessee), and internationally in Singapore, Hong Kong, and London.
We believe that the facilities we currently occupy are adequate for the purposes for which they are being used and are well maintained. In general, no difficulty is anticipated in negotiating renewals as leases expire or in finding other satisfactory space if the premises become unavailable. See the accompanying notes to our financial statements included elsewhere in this proxy statement for more information with respect to our operating lease commitments as of December 31, 2021.
Legal Proceedings
We are subject to various legal proceedings and claims arising in the ordinary course of business, including allegations of trademark issues, libel-related issues and data privacy issues. We record a liability when we believe that it is probable that a loss will be incurred by us and the amount of that loss can be reasonably estimated. Although the outcomes of proceedings and claims that occur in the ordinary course of our business cannot be predicted with certainty, in the opinion of management, the ultimate resolution of these types of matters are not expected to have a material adverse effect on our financial position or results of operations.
Regulatory Matters
We are subject to many laws and regulations in the United States, the European Union (the “EU”), the United Kingdom, Hong Kong and Singapore and throughout the world, including those related to privacy, data protection, content regulation, intellectual property, consumer protection, ecommerce, marketing, advertising, rights of publicity, libel, employment and labor, accessibility, competition and taxation. These laws and regulations are constantly evolving and may be interpreted, applied, created, or amended in a manner that could harm or require us to change our current or future business and operations. In addition, it is possible that certain governments may seek to block or limit use or distribution of our products and services or otherwise impose other restrictions that may affect access to or operation of any or all of our products and services for an extended period of time or indefinitely.
The description included herein does not include an exhaustive list of all of the laws and regulations governing or impacting our business. See the discussion contained in the “Risk Factors” section of this proxy statement for information regarding how actions by regulatory authorities or changes in legislation and regulation in the jurisdictions in which we operate may have an adverse effect on our business.
Data Privacy and Security Laws
We are subject to various federal, state and international laws, policies and regulations relating to the privacy and security of consumer, customer and employee personal information. These laws often require companies to implement specific information security controls to protect certain types of data (such as personal data, “special categories of personal data” or health data), and/or impose specific requirements relating to the collection or processing of such data.
In the United States, the Federal Trade Commission (the “FTC”), the Department of Commerce, and various states continue to call for greater regulation of the collection of personal data, as well as restrictions for certain targeted advertising practices. Section 5(a) of the FTC Act grants the agency enforcement powers to combat and address “unfair or deceptive acts or practices in or affecting commerce,” and the FTC has used this authority extensively to hold businesses to fair and transparent privacy and security standards. Numerous states have also enacted or are proposing legislation to enact state-level data privacy laws and regulations governing the collection, use, and processing of state residents’ personal information. For example, the California Consumer Privacy Act (the “CCPA”), became effective in California in 2020. The CCPA establishes a new privacy framework for covered businesses such as ours, creates new privacy rights for consumers residing in the state, and requires us to modify our data processing practices and policies. Compliance with the CCPA has caused, and will continue to cause, Forbes to incur compliance related costs and expenses. In November 2020, California voters passed the California Privacy Rights and Enforcement Act of 2020 (the “CPRA”), which further expands the CCPA with additional data privacy compliance requirements and rights of California consumers effective January 1, 2023, and establishes a regulatory agency dedicated to enforcing those requirements. Future changes in laws and regulations throughout the United States, at both the federal and state levels, could impact our ability to collect data, exploit the data we do collect, limit the extent to which we can monetize that data, give rise to additional compliance costs, require us to make substantial investments in technology tools to satisfy new regulatory rules, and expose us to potential non-compliance liability.
In Canada, the federal Personal Information Protection and Electronic Documents Act (the “PIPEDA”), sets forth ten principles that are designed to protect the personal information of individuals in Canada, and places obligations on companies that process personal information. PIPEDA applies to organizations that collect, use or disclose personal information in the course of commercial activities, where such activities take place within a Canadian province that does not otherwise have “substantially similar” legislation. Alberta, British Columbia and Québec are the only provinces that have enacted comprehensive private sector privacy statutes that have each been deemed “substantially similar” to PIPEDA. As such, PIPEDA will not apply to commercial organizations operating within Alberta, British Columbia and Québec, although the data protection obligations throughout Canada are substantially the same.
In the European Union, the General Data Protection Regulation (the “GDPR”), became effective on May 25, 2018. The GDPR is intended to create a single legal framework in relation to the collection, control, processing, sharing, disclosure and other use of data relating to an identifiable living individual that applies across all EU member states. However, the GDPR allows for derogations where EU member states can deviate from the requirements in their own legislation, including for example, introducing measures that apply in specific situations and implementing rules regarding legal basis of processing. It is therefore likely that we will need to comply with these local regulations in addition to the GDPR, where we operate or provide services in those EU member state jurisdictions. Local supervisory authorities are able to impose fines for non-compliance and have the power to carry out audits, require companies to cease or change processing, request information and obtain access to premises. The GDPR created more stringent operational requirements for processors and controllers of personal data, including, for example, granting new rights for data subjects as well as enhancing existing rights, requiring enhanced disclosures to data subjects about how personal data is processed (including information about the profiling of individuals and automated individual decision-making), records of processing activities, limiting retention periods of personal data, requiring mandatory data breach notification to data protection regulators or supervisory authorities (and in certain cases, to the affected individuals), and requiring additional policies and procedures to comply with the accountability principle under the GDPR.
In the United Kingdom, the UK Data Protection Act 2018, is the United Kingdom’s implementation of the GDPR, which also became effective on May 25, 2018. The United Kingdom left the EU on January 31, 2020 and entered a transition period, which ended on December 31, 2020. The United Kingdom is seeking an adequacy decision from the European Commission. In the absence of adequacy decisions, transfers from the European Economic Area (the “EEA”), to the United Kingdom will need to comply with EU GDPR transfer restrictions, since the United Kingdom is currently viewed by the EU as a “third country.” As a result, we now have compliance obligations under the EU’s GDPR and the United Kingdom’s GDPR. In addition, the relationship between the United Kingdom and the EU in relation to certain aspects of data protection law remains unclear, and there is uncertainty around how the United Kingdom data protection laws and regulations will develop, for example, in relation to data transfers.
In China, the Data Security Law, which became effective on September 1, 2021, provides for data security and privacy obligations of entities and individuals carrying out data activities, prohibits entities and individuals in China from providing any foreign judicial or law enforcement authority with any data stored in China without approval from competent Chinese authority, and sets forth the legal liabilities of entities and individuals found to be in violation of their data protection obligations, including rectification order, warning, fines of up to RMB10 million, suspension of relevant business, and revocation of business permits or licenses. The Personal Information Protection Law (the “PIPL”), which will become effective on November 1, 2021, intends to build on China’s security-focused data protection regime, by providing individuals with rights and protections related to their personal information. Entities, including entities that do business entirely outside of China, that collect, store, use, transmit, provide, or otherwise handle personal information belonging to natural persons within China’s borders, will be subject to PIPL.
We are also subject to laws, rules and regulations regarding cross-border transfers of personal data, including laws relating to the transfer of personal data outside the EEA and the United Kingdom. Recent legal developments in the EEA and the United Kingdom have created complexity and uncertainty regarding transfers of personal information from the EEA and the United Kingdom to “third countries,” especially the United States. For example, last year the Court of Justice of the European Union (the “CJEU”), invalidated the EU-U.S. Privacy Shield Framework (a mechanism for the transfer of personal information from the EEA to the United States). The CJEU also made clear that reliance on standard contractual clauses (another mechanism for the transfer of personal data outside the EEA) alone may not be sufficient in all circumstances. We currently rely on standard contractual clauses and these changes are therefore causing us to review our current compliance approach. Changes to our compliance scheme may be deemed necessary to meet the requirements of the EEA, UK and CJEU may result in additional costs or the inability to transfer personal data outside of the EEA and/or the United Kingdom.
We are also subject to evolving EU and United Kingdom privacy laws on cookies and e-marketing. In the EU and the United Kingdom, regulators are increasingly focusing on compliance with requirements in the online behavioral advertising ecosystem and current national laws that implement the e-Privacy Directive are highly likely to be replaced by an EU regulation known as the e-Privacy Regulation which will significantly increase fines for non-compliance. Informed consent is required for the placement of a cookie or similar technologies on a user’s device and for direct electronic marketing. The GDPR also imposes conditions on obtaining valid consent, such as a prohibition on pre-checked consents and a requirement to ensure separate consents are sought for each type of cookie or similar technology. In addition, the current national laws that implement the e-Privacy Directive are highly likely to be replaced by an EU regulation known as the e-Privacy Regulation which will significantly increase fines for non-compliance. The text of the e-Privacy Regulation is still under development, and recent EU regulatory guidance and court decisions have created uncertainty about the level to which such laws and regulations will be enforced, which may require us to review our compliance approach and increase compliance costs.
Similarly, other jurisdictions are instituting privacy and data security laws, rules and regulations, or may do so in the future, which could increase our risk and compliance costs.
Investment Advisers
Quantalytics Investment Advisors, LLC (“QAI”) is a wholly owned subsidiary of Quantalytics Holdings, LLC (“QH”), and QH is a majority owned subsidiary of Forbes. QAI offers investment advisory services over the internet pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”). QAI and its advisory affiliates, including directors, officers, employees and certain other persons associated with QAI are subject to the Advisers Act and other federal securities laws, including the rules and regulations promulgated by the SEC (collectively, “Adviser Regulations”). QAI and its advisory affiliates are subject to regulation and examination by the SEC. The SEC has the power to pursue administrative proceedings, enforcement actions and other actions against QAI and/or its advisory affiliates that can result in fines, cease-and-desist orders or suspension, termination or limitation of the activities of QAI and/or its advisory affiliates.
Registered investment advisers are subject to Adviser Regulations that cover many aspects of their investment advisory business, including, among other things, the disclosure of their business practices, their advisory business and programs, fees and compensation and actual and potential conflicts of interest. In addition, investment advisers are subject to a fiduciary duty and, as fiduciaries, are required to act in the best interest of their clients and not to place their own interests ahead of their clients.
QAI provides investment advisory services via automated financial advice tools offered by Quantalytics Holdings, LLC (d/b/a Q.ai). Q.ai uses quantitative techniques and artificial intelligence to generate investment recommendations across multiple asset classes including Stocks, ETFs, Options, and Cryptocurrencies.

FORBES’ MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following discussion reflects Forbes’ management’s discussion and analysis of financial condition and results of operations. In this section, “we,” “us” and “our” generally refer to Forbes prior to the Business Combination and to the Company and its subsidiaries following the Business Combination.
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the section titled “Summary Historical Financial Information of Forbes” and the consolidated financial statements of Forbes and related notes thereto included elsewhere in this proxy statement. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the sections titled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” included elsewhere in this proxy statement. Additionally, Forbes’ historical results are not necessarily indicative of the results that may be expected for any period in the future.
Company Overview
Now in its second century of operation, Forbes is a leading business information brand that reaches more than 150 million people worldwide through multiple channels, including print and digital publishing (Forbes Magazine, Forbes Asia Magazine and Forbes.com), signature live and Forbes virtual events and conferences, newsletters, custom marketing programs, social engagement and 46 licensed local print and digital editions in 77 countries.
Forbes ranks as the most consumed business information brand across highly desired audience segments and age demographics. According to data from comScore, Forbes has 81.3 million monthly active users, reaches 30.1 million households with income greater than $100,000, 2.8 million C-suite executives, and 5.5 million people in business management. We believe we reach audiences that marketers desire, including C-suite and high-income households, as well as readers who have demonstrated a deeper affinity to Forbes as subscribers to our magazine, newsletters, and premium digital content. The platforms host that audience through print publishing (Forbes magazine and Forbes Asia magazine) and web-based publishing (through Forbes.com). These publication offerings generate revenues through advertising and consumer sales.
The strength of the Forbes trademark has also led to a mature suite of non-traditional publishing and other platforms that are offered worldwide. They include investment newsletter publications, conference sponsorships, research studies/consulting engagements, e-commerce and affiliate marketing, and trademark licensing, including brand extensions within the education, financial services, and real estate industries.
Our mission is to give people the knowledge, resources, inspiration, and connections they need to achieve success.
Segments
Forbes structures its business into the following segments: Forbes Media, Forbes Marketplace, Quantalytics (“Q.ai”), and Other.
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Forbes Media is engaged in publishing Forbes Magazine and is also engaged in online publishing through other subsidiaries whereby advertising and circulation revenues are generated. Forbes Media and its subsidiaries are also engaged in other media businesses, including investment newsletter publications, licensing, events and research.

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Forbes Marketplace is an affiliate marketing business covering consumer credit, debt, banking, investing, insurance, loans, real estate, travel, and automobiles.

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Q.ai is our robo-trading and financial advisory app that empowers every-day investors who are more interested in interacting with an app than human advisors.

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Other relates to Forbes Asia and other activities that do not meet the definition of an operating segment, such as those of Forbes Media Hong Kong Limited (“FMHK”) prior to its divestiture. Forbes Asia is engaged in publishing Forbes Asia magazine and producing events in Pan-Asia.

The Business Combination
On August 26, 2021, the Company entered into the Business Combination Agreement with IWM, a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller and the Shareholders’ Representative, Highlander, a limited liability company incorporated in the State of Delaware, FGH, a BVI business company incorporated in the British Virgin Islands, and Forbes, a BVI business company incorporated in the British Virgin Islands. FGH is an intermediate holding company between IWM and Forbes that directly owns 95% of the share capital of Forbes and does not otherwise have its own operations. Highlander directly owns the remaining 5% of the share capital of Forbes. Pursuant to the Business Combination Agreement, among other things and subject to the terms and conditions contained therein, (A) the Company will purchase (i) all of the share capital of FGH from IWM and thus, indirectly, 95% of the share capital of Forbes held directly by FGH and (ii) the remaining 5% of the share capital of Forbes from Highlander and (B) all of the outstanding options of Forbes held by each Optionholder (whether vested or unvested) as of the closing of the Business Combination will be cancelled, in each case, in exchange for a combination of cash and newly issued ordinary shares of the Company valued at $10.00 per share. Following the consummation of the Business Combination, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes.
Divestitures
In May 2021, a subsidiary of Forbes entered into a Share Transfer, Share Subscription and Shareholders Agreement (the “STA”) with Great Return Group Limited (“Great Return”), pursuant to which Forbes agreed to contribute the business operations of its subsidiary FMHK into Energetic Force Investments Limited (“Energetic Force”) in exchange for a 30% equity interest in Energetic Force. Upon the share transfer and contribution, Forbes relinquished all control of FMHK to Energetic Force.
Impact of the COVID-19 Pandemic
In March 2020, the World Health Organization declared a global pandemic related to the rapidly growing outbreak of a novel strain of coronavirus known as COVID-19. Forbes has focused on protecting its employees, customers, and vendors to minimize potential disruptions while managing through this pandemic. Currently, Forbes has not suffered material adverse consequences as a result of the COVID-19 pandemic, but the extent of the impact of COVID-19 on our future operational and financial performance will depend on certain developments that we cannot reliably predict, including the duration and scope of the pandemic; governmental, business, and individuals’ actions in response to the pandemic; the impact on economic activity; and the impact on employees, vendors and customers, all of which are uncertain and cannot be predicted. In particular, the conditions caused by this pandemic may affect the rate of global spending and, despite the measures we have taken to limit or mitigate the impact, lengthen our sales cycles, impact our and our licensees’ ability to produce print issues, reduce the demand for our and our licensees’ print publications at newsstands, negatively impact collections of accounts receivable, reduce expected spending from new customers, and affect contraction or attrition rates of our paying customers, all of which could adversely affect our business, results of operations, and financial condition.
Although Forbes has not suffered any material adverse consequences to date from the COVID-19 pandemic, the business has been impacted both negatively and positively. For example, the remote working and stay-at home orders negatively affected our live events business but generated a record number of users consuming engaging in content on Forbes.com.
For additional discussion of the risks to Forbes’ business from COVID-19, please refer to the risks included under the header “The COVID-19 pandemic had and could continue to have an impact on our business, our operations, and the markets and communities in which we, our partners, and our customers operate” in the section “Risk Factors” of this proxy statement.

Components of Results of Operations
Revenue:
The majority of our revenue is generated through the following types of arrangements:
Media: Consists of print advertising and subscription revenues as well as digital advertising revenues and reprints. Digital advertising revenues can be further broken down into the following categories: traditional (display, programmatic, and video advertising on owned & operated sites and social media platforms) and the production and dissemination of native content, which is our Brandvoice product.
Brand extension: Consists of revenues from custom content and trademark licensing. Forbes sells custom branded content that promoted either on or off digital platforms. Examples of branded content are events (live and virtual) in addition to research and consulting products (Forbes Insights). Forbes has entered into various multi-year contracts to license its trademark to international publishing partners and partners in other industries including online education, financial services, real estate, and travel.
Consumer: Includes affiliate marketing revenues and digital subscription products. Forbes participates in multiple marketplace arrangements with third parties whereby it provides affiliate links which redirect the audience to purchase products and/or services from the third parties. When the participant purchases a product and/or service, Forbes receives a commission fee for that sale from the third party. Digital subscription products exist in the form of newsletters and gated access to forbes.com. Forbes receives fixed consideration before the start of the subscription periods and these products are typically sold in monthly, annual, and bi-annual intervals.
Operating Costs:
Costs of revenue (excluding depreciation and amortization): Consists primarily of compensation-related expenses and third-party vendor costs incurred for the creation and distribution of editorial and custom content across all revenue streams.
Sales and marketing: Consists primarily of compensation-related expenses for sales employees. In addition, sales and marketing expenses include advertising costs and market research.
Product development: Consists of compensation-related expenses and third-party vendor costs incurred for the enhancements to, and maintenance of, our website, technology platforms, data collection and infrastructure. Development costs incurred in the incubation of new revenue generating products are capitalized as incurred.
General and administrative: Consists primarily of compensation-related expenses for corporate employees, as well as expenses for facilities, professional services fees, insurance costs, and other general overhead costs. We expect our general and administrative expenses to increase in absolute dollars due to the growth of our business and related infrastructure as well as legal, accounting, director and officer insurance premiums, investor relations and other costs associated with operating as a public company.
Depreciation and amortization: Represents depreciation of furniture, leasehold improvements and IT equipment, plus amortization of intangible assets and capitalized development costs.
Goodwill impairment charge: Represents the impairment charge when the carrying amount of the reporting unit is higher than its fair value as a result of Forbes’ annual impairment test or when events occur or circumstances change that would indicate that the carrying value exceeds fair value.
Other Income (Expense):
Gain on loan forgiveness: Represents the gain recognized for the Payroll Protection Program (“PPP”) loan forgiveness granted to Forbes pursuant to the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) and administered by the U.S. Small Business Administration (“SBA”).
Gain on sale of Forbes Media Hong Kong Limited: Represents the gain recognized for the difference between the fair values of the retained noncontrolling interest of Forbes and the carrying amount of assets and liabilities of FMHK as a result of the STA with Great Return.

Interest expense, net: Consists of interest payable on Forbes’ long-term credit facility and the amortization of costs incurred to secure the debt. Forbes utilizes an investment sweep account on excess cash flows that are netted against interest expense.
Other income, net: Consists primarily of tax incentives earned through the New Jersey Economic Development Authority.
Income tax expense: Represents state, local, and foreign taxes based on income in multiple domestic and international jurisdictions.
Net income attributable to noncontrolling interests: Represents the portion of net income to noncontrolling interest of non-wholly owned subsidiaries.
Results of Operations:
The following tables set forth our consolidated statements of operations data for each of the periods presented. This information is derived from our accompanying consolidated financial statements prepared in accordance with GAAP.
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Revenues	$259,149	$184,853	$210,628
Total revenues	259,149	184,853	210,628
Operating costs:
Cost of revenue (excluding depreciation and amortization)	112,334	85,935	105,815
Sales and marketing	31,273	24,070	30,053
Product development	22,393	17,703	13,705
General and administrative	45,314	32,496	33,802
Depreciation and amortization	14,771	14,179	13,943
Goodwill impairment charge	—	727	—
Total operating costs	226,085	175,110	197,318
Operating profit	33,064	9,743	13,310
Other income (expense), net:
Gain on loan forgiveness	8,036	—	—
Gain on sale of Forbes Media Hong Kong Limited	1,577	—	—
Interest expense	(756)	(874)	(1,162)
Other income, net	1,375	2,677	2,228
Total other income (expense), net	10,232	1,803	1,066
Income from operations before income taxes	43,296	11,546	14,376
Income tax expense	5,295	4,006	6,739
Net income	38,001	7,540	7,637
Less: net income attributable to noncontrolling interest	11,631	560	1,430
Net income attributable to Forbes Global Holdings Inc. shareholders	$26,370	$6,980	$6,207

Revenue:
Total revenue for each type of arrangement during the years ended December 31, 2021, 2020 and 2019 are as follows:
	Year Ended December 31, 2021
	Media	Brand Extension	Consumer	Total
	(in thousands)
Advertising	$170,366	$—	$16,782	$187,148
Circulation	11,872	—	3,325	15,197
Licensing	—	21,003	1,250	22,253
Events	—	15,757	517	16,274
Research	—	7,940	—	7,940
Other	—	10,242	95	10,337
Total revenues	$182,238	$54,942	$21,969	$259,149
	Year Ended December 31, 2020
	Media	Brand Extension	Consumer	Total
	(in thousands)
Advertising	$115,922	$—	$9,038	$124,960
Circulation	14,676	—	1,408	16,084
Licensing	—	16,566	1,234	17,800
Events	—	10,553	599	11,152
Research	—	8,500	—	8,500
Other	—	6,357		6,357
Total revenues	$130,598	$41,976	$12,279	$184,853
	Year Ended December 31, 2019
	Media	Brand Extension	Consumer	Total
	(in thousands)
Advertising	$113,911	$—	$3,209	$117,120
Circulation	23,699	—	1,488	25,187
Licensing	—	18,970	1,237	20,207
Events	—	22,793	3,092	25,885
Research	—	10,666	—	10,666
Other	—	11,563	—	11,563
Total revenues	$137,610	$63,992	$9,026	$210,628
December 31, 2021 compared to December 31, 2020
Revenues increased by $74.3 million, or 40.2%, for the year ended December 31, 2021 as compared to the year ended December 31, 2020.
Media revenues increased by $51.6 million, or 39.5%, primarily due to the increase in digital advertising revenue of $16.2 million and $38.2 million related to Forbes Media and Forbes Marketplace, respectively. This was partially offset by the decrease in circulation revenue of $2.8 million.
Brand extension revenues increased by $13.0 million, or 30.9%, primarily due to the increase in licensing revenues and events revenues of approximately $4.4 million and $5.2 million, respectively. Events and licensing revenues are higher as the business recovers from the impact of COVID-19.
Consumer revenues increased by $9.7 million, or 78.9%, due to the increase in the advertising and circulation revenue of approximately $7.7 million and $1.9 million, respectively, primarily due to incremental affiliate marketing sales and digital subscription sales. This increase was partially offset by the decrease in events revenue within the consumer revenue arrangement due to a larger concentration of virtual events and conferences that did not have registration fees for attendees.
December 31, 2020 compared to December 31, 2019
Revenues decreased by $25.8 million, or 12.2%, for the year ended December 31, 2020 as compared to the year ended December 31, 2019.
Media revenues decreased by $7.0 million, or 5.1%, primarily due to a decrease in circulation revenue resulting from market weakness and lower print volume of approximately $9.0 million, which was partially offset by an increase in digital advertising revenue of $2.0 million.
Brand extension revenues decreased by $22.0 million, or 34.4%, primarily due to the effects of COVID-19 on our live events and the general market weakness in licensing and research revenues. While the restrictions created an opportunity for Forbes to organize virtual events, the stay-at-home orders from the global pandemic allowed us to produce only one live event in 2020.
Consumer revenues increased by $3.3 million, or 36.0%, due to the increase in digital advertising revenue of $5.8 million resulting from higher revenue in our affiliate marketing business. This increase was partially offset by a decline in events revenue of $2.5 million.
Operating Costs:
Cost of Revenue (excluding depreciation and amortization)
Cost of revenues (excluding depreciation and amortization) have increased by $26.4 million, or 30.7% during the year ended December 31, 2021 as compared to the year ended December 31, 2020, primarily driven by the increase in Forbes Marketplace expenses to fulfill its higher digital advertising commitments.
Cost of revenues (excluding depreciation and amortization) have decreased by $19.9 million during the year ended December 31, 2020 as compared to the year ended December 31, 2019 due to the decline in revenue particularly in events as a result of postponement, cancellation and capacity restrictions of live events to comply with stay-at-home orders that addressed the spread of COVID-19 infections. The printing cost was also lower due to the reduction in copies of print products.
Sales and Marketing
Sales and marketing costs have increased by $7.2 million, or 29.9%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020. The increase was primarily driven by higher sales incentive and travel and entertainment expenses of our sales personnel as the business recovers from the impact of COVID-19.
Sales and marketing decreased by $6.0 million, or 20%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019 primarily because of the decrease in sales incentive and travel and entertainment expenses of our sales personnel resulting from the impact of COVID-19.
Product Development
Product development costs have increased by $4.7 million, or 26.5%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020 primarily due to the research and development expenses incurred for Forbes’ technology platforms for the consumer subscription and investment-related products.
Product development costs have increased by $4.0 million, or 29.2%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019 primarily due to the research and development expenses incurred for Forbes’ technology platforms for the consumer subscription and investment-related products.

General and Administrative
General and administrative costs have increased by $12.8 million, or 39.4%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020 primarily due to higher personnel costs as Forbes invested more in the corporate infrastructure and to support its strategic initiatives around global expansion of the trademark, and incubation of consumer subscription products. The increase was also driven by increase in legal and accounting consulting expenses related to the business combination process.
General and administrative costs have decreased by $1.3 million, or 3.9%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019 primarily due to forfeitures of stock options relating to the non-cash deferred compensation expense of Forbes’ long term incentive plan.
Depreciation and Amortization
Depreciation and amortization costs have increased by $0.6 million, or 4.2%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020. The increase was primarily due to the commencement of depreciation for some of Forbes' website development costs for its consumer subscription product, data warehouse and sales order processes, and the incremental depreciation for Forbes' additional IT equipment for its employees.
Depreciation and amortization remained relatively the same during the year ended December 31, 2020 as compared to the year ended December 31, 2019.
Goodwill Impairment Charge
As a result of the annual goodwill impairment test as of December 31, 2021, Forbes did not identify and recognize any goodwill impairment for its Forbes Media and Forbes Asia reporting units. During the year ended December 30, 2020, Forbes recognized $0.7 million of goodwill impairment in the consolidated statements of operations for its Forbes Asia reporting unit.
Other Income (Expense):
Gain on Loan Forgiveness
Gain on loan forgiveness of $8.0 million was recognized during the year ended December 31, 2021 due to the forgiveness of the PPP loan by the Small Business Administration on June 15, 2021.
Gain on Sale of Forbes Media Hong Kong Limited
In May 2021, a subsidiary of Forbes entered into the STA with Great Return, pursuant to which Forbes agreed to contribute the business operations of its subsidiary, FMHK, into Energetic Force in exchange for a 30% equity interest in Energetic Force. As a result, Forbes recognized an investment for the equity interest and a net gain of $1.6 million during the year ended December 31, 2021.
Interest Expense, Net
Interest expense decreased by $0.1 million, or 13.5%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020 driven by the lower LIBOR rate and lower principal amount because of Forbes’ quarterly payments.
Interest expense decreased by $0.3 million, or 25%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019 driven by the lower LIBOR rate and lower principal amount because of Forbes’ quarterly payments.
Other income, net
Other income, net decreased by $1.3 million, or 48.6%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020 due to Forbes recording its share of loss from Energetic Force and from another equity method investment, Forbes Global Properties, LLC. Additionally, in September

2020, a subsidiary of Forbes received a grant from a COVID-19 relief program offered by the government of Singapore and Forbes did not receive similar grant during the year ended December 31, 2021.
Other income, net increased by $0.4 million, or 20%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019 primarily because of a grant that was received by a subsidiary of Forbes from a COVID-19 relief program offered by the government of Singapore.
Income Tax Expense
Income tax expense increased by $1.3 million, or 32.2%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020 primarily due to an increase in federal deferred tax expense of $4.9 million resulting primarily from the utilization of federal net operating losses and changes in investment in partnership and a deferred tax benefit of $3.6 million primarily due to state tax rate changes.
Income tax expense is down by $2.7 million, or 41%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019, primarily driven by a lower effective state tax rate and a lower pre-tax income.
Net Income Attributable to Noncontrolling Interest
Net income attributable to noncontrolling interest increased by $11.1 million, or 1977.0%, during the year ended December 31, 2021 as compared to the year ended December 31, 2020 primarily due to higher net income on Forbes Media and Forbes Marketplace.
Net income attributable to non-controlling interest decreased by $0.9 million, or 61%, during the year ended December 31, 2020 as compared to year ended December 31, 2019 mainly due to a higher net loss in Forbes Marketplace.
Segment Results of Operations
Forbes’ chief operating decision-maker (“CODM”) is its Chief Executive Officer. In reaching this conclusion, management considers the definition of CODM, how the business is defined by the CODM, the nature of the information provided to the CODM and how that information is used to make operating decisions, allocate resources, and assess performance. Forbes structures its business into the following segments: Forbes Media, Forbes Marketplace, Quantalytics and Other. Other contains earnings or losses on assets and liabilities primarily related to Forbes Asia and other activities that do not meet the definition of an operating segment.
The CODM uses adjusted EBITDA from continuing operations (‘‘Adjusted EBITDA’’) to evaluate segment performance and allocate resources. Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment expense and certain discrete items impacting a particular segment’s results in a particular period. Adjusted EBITDA is a segment performance financial measure that offers a useful view of the overall operation of our businesses and may be different than similarly-titled segment performance financial measures used by other companies.

Management considers revenue and Adjusted EBITDA to be the appropriate metrics to evaluate and compare the ongoing operating performance of our segments on a consistent basis across reporting periods as they eliminate the effect of items which are not indicative of each segment’s core operating performance.
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Revenue:
Forbes Media	$210,098	$172,375	$198,477
Marketplace	43,930	5,742	342
Quantalytics	94	—	—
Other	5,027	6,736	11,809
Total revenue	$259,149	$184,853	$210,628
Adjusted EBITDA
Forbes Media	$51,843	$41,832	$47,969
Marketplace	10,535	(2,972)	(2,085)
Quantalytics	(2,264)	(1,539)	(125)
Other	265	(4,793)	(6,147)
Forbes Media
December 31, 2021 compared to December  31, 2020
Revenue increased by $37.7 million, or 21.9%, to $210.1 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. The increase is largely due to higher digital advertising revenue resulting from an increase in the number of direct sold ad impressions and native advertising programs sold in 2021, principally reflecting the comparison against the impact of COVID-19 during the year ended December 31, 2020. Affiliate marketing sales has also increased because of higher orders generated as a result of growth in online shopping during the year ended December 31, 2021. The revenue growth in online shopping resulted from the shift in consumer's behavior from traditional and in-person shopping due the effect of COVID-19 lockdowns and stay-at-home orders. There is no guarantee that these revenue increases will continue in the future.
Adjusted EBITDA increased by $10.0 million, or 23.9%, to $51.8 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. The increase was primarily reflecting the increase in revenue and the improved margin, which is defined as revenue less cost of revenue (excluding depreciation and amortization) and sales and marketing expenses, on Forbes products due to the scalability of its digital infrastructure. The content costs do not fluctuate based on clicks on articles and costs of contributors and personnel are not incentivized based on the volume of page views. Accordingly, this margin may vary from period to period and could affect the comparability.
December 31, 2020 compared to December 31, 2019
Revenue decreased by $26.1 million, or 13.2% to $172.4 million during the year ended December 30, 2020 as compared to the year ended December 31, 2019. Because of the impact of COVID-19, event revenues suffered as there was only one in-person event in 2020. Additionally, there was a decrease in circulation revenues caused by a market weakness in print publications. Other brand extension products such as licensing and research were also affected by COVID-19. The decrease was partially offset by an increase in affiliate marketing sales.
Forbes Media’s Adjusted EBITDA decreased by $6.1 million, or 12.8%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019. This is primarily due to the impact of COVID-19 on our event and conference revenues. This was partially offset by a decrease in cost of revenue

(excluding depreciation and amortization) because of lower revenues on events and print, and a decrease in sales and marketing expenses due to lower sales incentive and travel and entertainment expenses of our sales personnel.
Forbes Marketplace
December 31, 2021 compared to December 31, 2020
Forbes Marketplace revenues increased by $38.2 million, or 665.1%, to $43.9 million for the year ended December 31, 2021, compared to the year ended December 31, 2020. This is primarily due to audience growth resulting from improved search engine optimization and the addition of new content verticals that are incremental to existing Forbes Marketplace’s affiliate marketing business. Forbes Marketplace's website was launched in September 2019 and had fewer products and content during the year ended December 31, 2020 when compared to the same period in 2021. While we expect that Forbes Marketplace's revenue will continue to grow as it further expands products and content, future revenue may not yield the same level of growth.
Forbes Marketplace Adjusted EBITDA increased by $13.5 million, or 454.5%, to $10.5 million for the year ended December 31, 2021, compared to the year ended December 31, 2020. The increase is primarily due to the increase in revenue, primarily driven by audience growth, and is partially offset by higher costs of revenue (excluding depreciation and amortization) sales and marketing costs.
December 31, 2020 compared to December 31, 2019
Forbes Marketplace revenues increased by $5.4 million, or 1579%, to $5.742 million for the years ended December 31, 2020, compared to December 31, 2019, primarily because the website of Forbes Marketplace was only launched in September 2019.
Forbes Marketplace’s negative Adjusted EBITDA decreased by $0.9 million, or 43%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019. The decrease is primarily due to higher revenue generated from Forbes Marketplace’s investment in content in the automobile industry and established content coverage specific to local international markets.
Quantalytics
December 31, 2021 compared to December 31, 2020
Quantalytics’ negative Adjusted EBITDA increased by $0.7 million, or 47.1%, to $2.3 million for the year ended December 31, 2021 compared to the year ended December 31, 2020. Quantalytics earned very minimal or no revenue for the years ended December 31, 2021 and 2020. The increased spending is to support the growing user base on the consumer facing app and investment in product marketing and is primarily related to research and development expenses, marketing and maintenance costs. Quantalytics is expected to generate revenue upon launching of its app in the first quarter of 2022. However, there is no assurance that it will be successful and that it will meet the perceived consumers' requirements and demand.
December 31, 2020 compared to December 31, 2019
Quantalytics negative Adjusted EBITDA increased by $1.4 million, or 1,131%, during the year ended December 31, 2020 as compared to the year ended December 31, 2019. Quantalytics has no revenue for the years ended December 31, 2020 and 2019. Quantalytics was acquired by Forbes on October 30, 2019 and, therefore, has only two months of results of operations during the year ended December 31, 2019. The negative Adjusted EBITDA increased primarily because of higher research and development expenses.
Other
December 31, 2021 compared to December 31, 2020
Revenue decreased by $1.7 million, or 25.4%, to $5.0 million for the year ended December 31, 2021 compared to the year ended December 31, 2020 primarily due to the divestiture of FMHK in 2021 which was offset by an increase in events revenue of Forbes Asia as sponsors have resumed signing up for scheduled in person events.

Adjusted EBITDA for Other increased by $5.1 million, or 105.5%, for the year ended December 31, 2021 compared to the negative Adjusted EBITDA of $4.8 million for the year ended December 31, 2020 due to the divestiture of FMHK which had larger losses incurred in the first and second quarters of 2020. Further, events revenue of Forbes Asia increased during the year ended December 31, 2021 contributing to an improved Adjusted EBITDA compared to the year ended December 31, 2020.
December 31, 2020 compared to December 31, 2019
Revenue decreased by $5.1 million, or 43%, to $6.7 million during the year ended December 30, 2020 as compared to the year ended December 31, 2019. This was primarily because of the decrease in events and print-related revenues driven by the impact of COVID-19.
Negative Adjusted EBITDA for Other decreased $1.4 million, or 22%, to $4.8 million during the year ended December 31, 2020 as compared to the year ended December 31, 2019 due to restructuring initiatives in Forbes China and Forbes Asia as a result of revenue deterioration due to the impact of COVID-19.
Non-GAAP Financial Measures
Adjusted EBITDA
Adjusted EBITDA is a non-GAAP financial measure and represents a key metric used by management and our board of directors to measure the operational strength and performance of our business, to establish budgets, and to develop operational goals for managing our business. Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment and certain discrete items impacting a particular segment’s results in a particular period.
We believe Adjusted EBITDA is relevant and useful information for investors because it allows investors to view performance in a manner similar to the method used by our management. There are limitations on the use of Adjusted EBITDA and it may not be comparable to similarly titled measures of other companies. Other companies, including companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting the usefulness of those measures for comparative purposes.
Adjusted EBITDA should not be considered a substitute for income (loss) from operations, net income (loss), or net income (loss) attributable to Forbes on a consolidated basis that we have reported in accordance with GAAP. Although we use Adjusted EBITDA as financial measures to assess the performance of our business, such use is limited because it does not include certain costs necessary to operate our business. Our presentation of Adjusted EBITDA should not be construed as indications that our future results will be unaffected by unusual or nonrecurring items.

Reconciliation from Net Income to Adjusted EBITDA
The following table reconciles consolidated net income (loss) to Adjusted EBITDA for the periods presented:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Net income	$38,001	$7,540	$7,637
Interest expense	787	941	1,183
Interest income	(24)	(25)	(154)
Income taxes	5,295	4,006	6,739
Depreciation and amortization	14,771	14,179	13,943
Stock-based compensation	3,240	(2,270)	2,583
Management fees	1,008	980	1,062
Gain on sale on FMHK	(1,577)	—	—
Severance and other expenses(1)	4,643	5,508	5,187
Goodwill impairment charge	—	727	—
Other(2)	(5,803)	942	1,432
Adjusted EBITDA	$60,341	$32,528	$39,612

(1)
This consists of severance related expenses and costs incurred in businesses that are no longer operational.

(2)
Relates to the amortization of deferred revenue that was initially recognized at fair value during the 2014 business combination pursuant to a Membership Interest Purchase Agreement executed on July 16, 2014. Please refer to Note 18 — Related Party Transactions in our consolidated financial statements included elsewhere in this proxy statement for more details. This item also relates to PPP loan forgiveness and losses in equity method investments.

Liquidity and Capital Resources
Sources of Liquidity
Our principal sources of liquidity are our cash and cash equivalents and cash generated from operating activities. Our primary sources of cash inflows from operations were revenues from advertising which represents 72% and 68% of our total revenues for 2021 and 2020, respectively. The remaining cash inflows were primarily from other revenue sources such as licensing, events, research and others.
Our primary sources of cash outflows were for employee compensation and benefits and other operating expenses. As of December 31, 2021 and 2020, Forbes’ cash and cash equivalents is $43.1 million and $48.3 million, respectively, which is primarily held in operating and deposit accounts. Forbes believes its existing sources of liquidity will be sufficient to fund its operations, including lease obligations, debt service requirements, capital expenditures and working capital obligations for at least the next 12 months.
Credit Facility
On August 17, 2018, Forbes entered into a new credit facility agreement (“New Credit Facility”) with City National Bank to provide liquidity for general corporate purposes of Forbes. Under the New Credit Facility, Forbes borrowed $14.6 million term loan (net of $0.4 million of original issuance discount) that matures in August 2023 (“Term Loan”). The New Credit Facility also provides a $5 million line of credit (“Line of Credit). All borrowings are collateralized by a first priority perfected liens on substantially all of the tangible and intangible assets of Forbes.

Both the Term Loan and Line of Credit carry an interest rate of LIBOR plus 4.0% and are paid quarterly. Additionally, the Revolving Loan has a 0.50% non-use fee that is calculated based on the average daily unused amount of the revolving loan and is paid quarterly as well.
The New Credit Facility requires quarterly compliance with financial covenants and an annual deadline to deliver audited financial statements as of April 30th. Additionally, the New Credit Facility was amended to allow Forbes to make distribution payments up to $50.0 million to its shareholders by September 30, 2021. This dividend payment was not considered a restricted payment when calculating Forbes’ fixed charge coverage ratio, as defined in the New Credit Facility. As of December 31, 2021 and 2020, Forbes was in compliance with all the debt covenants.
As of December 31, 2021, we had outstanding borrowings under the Term Loan of $12.4 million and have appropriated $1.9 million of the $5.0 million line of credit in the form of letters of credit issued to landlords.
Cash Flow Overview
The following table sets forth our summary consolidated statements of cash flows for each of the periods presented.
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Net cash provided by operating activities	$47,206	$26,989	$18,010
Net cash used in investing activities	(4,691)	(6,657)	(3,674)
Net cash (used in) provided by financing activities	(47,750)	6,567	(23,018)
Operating Activities
For the year ended December 31, 2021, net cash provided by operating activities was $47.2 million, an increase of $20.2 million compared to the year ended December 31, 2020. The increase in cash provided by operating activities was primarily driven by the reported net income of $38.0 million as Forbes continues to recover from COVID-19 during the year ended December 31, 2021 as compared to the net income of $7.5 million during the year ended December 31, 2020.
For the year ended December 31, 2020, net cash provided by operating activities was $27.0 million, an increase of $9.0 million compared to the year ended December 31, 2019. The increase was principally driven by the timing of accounts receivable collections, which was partially offset by the change in the non-cash charge of deferred compensation related to Forbes’ long-term incentive plan.
Investing Activities
For the year ended December 31, 2021, net cash used in investing activities was $4.7 million, a decrease of $2.0 million compared to the year ended December 31, 2020. This decrease is primarily due to lower capital expenditure for the production of Q.ai’s app as Forbes prepares for its launch in 2022.
For the year ended December 31, 2020, net cash used in investing activities was $6.7 million, an increase of $3.0 million compared to the year ended December 31, 2019. This increase is primarily due to the additional investment in Forbes Marketplace and purchases of IT-related assets for our growing workforce.
Financing Activities
For the year ended December 31, 2021, net cash used in financing activities was $47.8 million, an increase of $54.3 million compared to the year ended December 31, 2020. The increase is primarily due to the distributions to shareholders of $50.0 million, which was partially offset by contributions from noncontrolling interests of $3.0 million.
For the year ended December 31, 2020, net cash provided by financing activities was $6.6 million, an increase of $29.6 million compared to the year ended December 31, 2019. The increase is primarily due to an $8.0 million loan received in April 2020 from the Small Business Administration under the Payroll Protection Program and a $25.0 million dividend payment made in 2019.
Contractual Obligations
Our principal commitments consist of obligations for office space under non-cancelable operating leases with various expiration dates through 2027 as well as repayment of borrowings under our Credit Facility. Refer to Note 19 — Commitments and Contingencies and Note 12 — Loans Payable in our consolidated financial statements included elsewhere in this proxy statement for more details.
Off-Balance Sheet Arrangements
Because of the emerging growth company status of Forbes, the post-combination company will be deferring the adoption of Accounting Standards Update 2017-02, Leases (Topic 842), and Forbes plans to adopt the new standard on January 1, 2022. As a result, there currently are off-balance sheet liabilities in the form of non-cancelable operating lease obligations through 2027. Please refer to Note 19 —  Commitments and Contingencies in our consolidated financial statements included elsewhere in this proxy statement for more details.
Additionally, we have appropriated $1.9 million of the $5.0 million line of credit in the form of letters of credit issued to landlords that are currently not recorded on the balance sheet.
Critical Accounting Policies and Estimates
Our consolidated financial statements have been prepared in accordance with US GAAP. The preparation of these financial statements requires Forbes to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements, as well as the reported expenses incurred during the reporting periods. Forbes’ estimates are based on its historical experience and on various other factors that it believes are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Forbes believes that the accounting policies discussed below are critical to understanding its historical and future performance, as these policies relate to the more significant areas involving management’s judgments and estimates. While Forbes’ significant accounting policies are described in the notes to the consolidated financial statements, it believes that the accounting policies below are most critical to understanding its financial condition and historical and future results of operations.
Revenue Recognition
Revenue from Contracts with Customers (Topic 606) (“ASC 606”) establishes a principle for recognizing revenue upon the transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. Additionally, Forbes accounts for the deferral of certain incremental costs of obtaining or fulfilling a contract with a customer under ASC Subtopic 340-40, Other Assets and Deferred Costs-Contracts with Customers (“Subtopic 340-40”). Revenue recognition is achieved through applying the following five-step approach:
•
Identification of the contract, or contracts, with a client.

•
Identification of the performance obligations in the contract.

•
Determination of the transaction price.

•
Allocation of the transaction price to the performance obligations in the contract.

•
Recognition of revenue when, or as, a performance obligation is satisfied.

Nature of Performance Obligations
Advertising
Print Advertising- Forbes sells advertising placements in magazines directly and through agencies. This performance obligation is satisfied when an advertisement is published in a magazine which is triggered by the on-sale date of the magazine issue. The customer is invoiced an agreed upon sales price which is net of discounts. Such amounts are recognized net of any agency commission. Payments are generally due thirty days from the invoice’s bill date.
Digital Advertising- Forbes sells digital advertising to customers directly and through agencies as well as through programmatic auctions run by third party exchanges. Forbes’ performance obligation related to digital advertising is satisfied when advertising is run on the digital sites. The price for digital advertising is determined by an agreed upon measure of cost per one thousand impressions, or CPM. Performance obligations for digital advertising revenues sold to customers directly or through agencies are satisfied when the specified number of impressions are delivered over the contracted time frame. Such amounts are recognized net of any agency commission. Forbes’ performance obligation related to programmatic revenues is satisfied at the point in time in which an ad is posted to Forbes’ site or operated sites. Payments are generally due thirty to sixty days from the invoice’s bill date for performance obligations related to digital advertising revenues sold to customers directly or through agencies. For programmatic auctions run by third party exchanges, payments are generally due thirty to sixty days from the completion of Forbes’ performance obligations.
Custom Content Advertising- Forbes sells promoted custom content to customers directly and through agencies. Forbes’ performance obligation related to the custom content advertising is the branded content being managed and promoted and running on Forbes’ digital platforms. Revenue is recognized over the period of time the service is performed for the customer. Such amounts are recognized net of any agency commission. Payments are generally due thirty days from the invoice’s bill date.
E-Commerce- Forbes receives advertising revenue from directing traffic via links and digital ads on Forbes digital platforms to third party sites where product purchases are made, and revenue is shared with partners. Forbes’ performance obligation related to e-commerce is satisfied on the date of the sale of the advertised good or service on the third-party site and is triggered by the sale of the good or service. Forbes’ revenue share is based upon an agreed upon percentage with the partner and is recorded net of any expected returns. Payments are due upon completion of Forbes’ performance obligations.
Circulation
Print Subscription- Forbes sells magazines to consumers through subscriptions. Each copy of a magazine is determined to be a distinct performance obligation that is satisfied at the point the publication is sent to the customer. Most of Forbes’ print subscription sales are prepaid at the time of order, in which payments are due upfront. Subscriptions may be canceled at any time for a refund of the price paid for remaining issues. As the contract may be canceled at any time for a full refund of the unserved copies, the contract term is determined to be on an issue-to-issue basis as these contracts do not have substantive termination penalties. Revenues from print subscriptions are deferred and recognized as subscribers are served the distinct magazines.
Digital Subscription- Forbes sells digital content to consumers largely through newsletter subscriptions. The access to the digital content for the term of the subscription is determined to be a distinct performance obligation that is satisfied over the subscription period. Most of Forbes’ subscription sales are prepaid at the time of order, in which payments are due upfront. Revenues from digital subscriptions are deferred and recognized proportionately as subscribers are served.
Licensing- Forbes has entered into various licensing agreements. The performance obligation is a license of symbolic intellectual property that provides the customer with a right to access the intellectual property. Forbes recognizes revenue for any upfront payment fees and/or minimum guarantee on a straight-line basis over the term of the agreement and recognizes variable fees only when cumulative consideration exceeds the minimum guarantee. The payment terms and payment due dates vary by contracts and are outlined in the related contracts. Payments are generally due thirty days from the invoice’s bill date.
Event Sponsorship- Forbes sells sponsorships to tentpole and custom events organized and run by Forbes. The performance obligation is the customer being able to advertise itself as the event sponsor before, during, and in some cases after an event has occurred, depending on the end date of the contract. As a result, revenue under such contracts is generally recognized over time. The payment terms and payment due dates vary by contracts and are outlined in the related contracts. Payments are generally due thirty days from the invoice's bill date.
Research- Forbes sells customized research programs with and without digital components. The performance obligation is the completed customized research in its final form as per the agreed upon terms. This may be through a survey, white paper, or research aggregated into branded digital content on Forbes’ sites. The services and final product delivered under these contracts are customized to each client and therefore, do not have alternative uses to Forbes. As a result, revenues under such contracts are recognized over time based on the inputs of work performed until the delivery of the final product to the customer. The payment terms and payment due dates vary by contracts and are outlined in the related contracts. Payments are generally due thirty days from the invoice’s bill date.
Other- Other revenues consist of event attendee revenues, reprints, newsstand, and other small programs, which are recognized point in time as the performance obligations are transferred to the customer. Payments are due upon completion of Forbes’ performance obligations.
Significant Judgments
Forbes’ contracts with customers sometimes include promises to transfer multiple products and services to a customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment. Forbes uses an observable price to determine the standalone selling price for separate performance obligations if available or, when not available, an estimate that maximizes the use of observable inputs and faithfully depicts the selling price of the promised goods or services if we sold those goods or services separately to a similar customer in similar circumstances. In instances where an observable price or estimate cannot be determined, the residual method is used to allocate the transaction price.
Contract Balances
Forbes records revenue from performance obligations when performance obligations are satisfied. The timing of Forbes’ performance under its various contracts often differs from the timing of the customer’s payment, which results in the recognition of a contract asset or a contract liability. A contract asset is recognized when a good or service is transferred to a customer and Forbes does not have the contractual right to bill for the related performance obligations. Contract assets are presented in prepaid expenses and other current assets on the consolidated balance sheets.
A contract liability is recognized when consideration is received from the customer prior to the transfer of goods or services. Contract liabilities are presented within deferred revenues on the consolidated balance sheets.
Variable Interest Entities
Forbes consolidates all entities where a controlling financial interest exists. Forbes considers its relationships with a certain entity to determine whether it has a variable interest in that entity, and if so, whether Forbes is the primary beneficiary of the relationship. U.S. GAAP requires variable interest entities (“VIEs”) to be consolidated if an entity’s interest in the VIE is a controlling financial interest. Under the variable model, a controlling financial interest is determined based on which entity, if any, has (i) the power to direct the activities of the VIE that most significantly impacts the VIE’s economic performance and (ii) the obligations to absorb losses that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Management performs ongoing reassessments of whether changes in the facts and circumstances regarding Forbes’ involvement with a VIE will cause the consolidation conclusion to change. The consolidation status of a VIE may change as a result of such reassessments. Changes in consolidation status are applied prospectively in accordance with U.S. GAAP.
Goodwill
Forbes accounts for acquired businesses using the purchase method of accounting, which requires that the assets acquired and liabilities assumed be recorded at the acquisition date at their respective estimated fair values. Goodwill represents the excess acquisition cost over the fair value of net assets acquired in a business combination. Goodwill is assigned to the reporting units that are expected to benefit from the synergies of the business combination that generated the goodwill. Forbes’ goodwill impairment test is performed at the reporting unit level. Reporting units are determined based on an evaluation of the Forbes’ operating segments and the components making up those operating segments. For purposes of its goodwill impairment review, Forbes has identified Forbes Media and Forbes Asia as its reporting units.
Goodwill is tested for impairment annually on the last day of the fourth quarter of each fiscal year or in an interim period if certain changes in circumstances indicate a possibility that an impairment may exist. Factors to consider that may indicate an impairment may exist are: the macroeconomic conditions, industry and market considerations such as a significant adverse change in the business climate, cost factors, overall financial performance such as current-period operating results or cash flow declines combined with a history of operating results or cash flow declines or a projection/forecast that demonstrates continuing declines in the cash flow or the inability to improve the operations to forecasted levels, and any entity-specific events. If Forbes determines that it is more likely than not that the fair value of the reporting unit is below the carrying amount as part of its qualitative assessment, a quantitative assessment of goodwill is required. In the quantitative evaluation, the fair value of the reporting unit is determined and compared to the carrying value. If the fair value is greater than the carrying value, then the goodwill is deemed not to be impaired and no further action is required. If the fair value is less than the carrying value, goodwill is considered impaired and a charge is reported as impairment of goodwill in the consolidated statements of operations.
Impairment of Intangible Assets and Long-Lived Assets
Forbes assesses intangibles and long-lived assets, excluding goodwill, for impairment in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 360, Property, Plant and Equipment. Intangible assets inclusive of trademarks and trade names, advertiser relationships, subscriber relationships, and publishing license and long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of an intangible asset and a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and its estimated fair value. The factors considered by Forbes in performing this assessment include expected cash flows and estimated future operating results, trends and other available information in assessing whether the carrying value of assets is impaired.
Stock-Based Compensation
Forbes grants awards under its stock-based compensation program, which consists of stock options to purchase common stock. Prior to a Qualified Public Offering as defined in the Forbes Global Media Forbes Inc. (BVI) Long Term Incentive Plan (the “LTIP Plan”), Forbes shall have the right to purchase from an option holder, all vested options and shares upon the option holder’s termination of service. The purchase price will be the fair market value of the underlying shares on the date of exercise of the call right less the aggregate stock option exercise price. As Forbes has the intent and a history of repurchasing vested options, the awards are liability-classified.
Liability-classified awards are measured at the date of grant and must be remeasured at each reporting period until settlement. Compensation cost for each period until settlement shall be based on the change (or a portion of the change, depending on the percentage of the requisite service that has been rendered) in the fair value of the stock options each reporting period. Ultimately, the compensation cost recognized for a liability-classified award equals the amount for which the award is settled (e.g., the cash paid to settle an award, or the value of the instruments transferred to the grantee to settle the award). Stock-based compensation expense is classified in the accompanying consolidated statements of operations based on the function to which the related services are provided. Forbes has elected to recognize forfeitures of stock-based compensation awards as they occur.
Forbes calculates the fair value of stock options granted and at each reporting period using the Black-Scholes option-pricing model with the following assumptions:

Expected Volatility — Forbes estimated volatility for option grants by evaluating the average historical volatility of a peer group of companies for the period immediately preceding the option grant for a term that is approximately equal to the options’ expected life.
Expected Term — The expected term of Forbes’ options represents the period that the stock-based awards are expected to be outstanding.
Risk-Free Interest Rate — The risk-free interest rate is based on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent expected term at the grant date.
Dividend Yield — Forbes has not declared or paid dividends to date that are considered a return on investment. As such, the dividend yield has been estimated to be zero.
Because there has been no public market for its stock, Forbes calculates the fair value of its common stock by considering factors from transactions entered with third parties as well as independent valuations by a third-party valuation specialist. Forbes considers factors it believes are material to the valuation process, including but not limited to, the price at which recent equity was issued by Forbes to independent third parties or transacted between third parties, actual and projected financial results, risks, prospects, economic and market conditions, and estimates of weighted average cost of capital. Forbes believes the combination of these factors provides an appropriate estimate of the expected fair value of Forbes and reflects the best estimate of the fair value of Forbes’ common stock at each grant date.
Options Granted
The following table sets forth, by grant date, the number of shares subject to options granted from January 1, 2021, through the date of this proxy statement, the per share exercise price of the options, the fair value of common stock per share on each grant date and the per share estimated fair value of the options:
Grant Date	Number of Shares Subject to Option Granted	Per Share Exercise Price of Options	Fair Value of Common Stock per share on Grant Date	Per Share Fair Value of Options
3/1/2021	330	$14,583	$13,340	$20,833
3/12/2021	528	$14,583	$13,340	$20,833
Income Taxes
Effective September 12, 2014, FGMH was a foreign corporation that elected to be treated as a partnership for U.S. tax purposes. FGMH files a U.S. Form 1065 and gives a U.S. Form K-1 to its owners to report their share of income, losses, and various tax credits or information. FGMH is owned 95% by Forbes and 5% by Highlander. Forbes accounts for income taxes in accordance with the provisions of ASC 740, Income Taxes (“ASC 740”). Forbes is also subject to local and foreign income taxes in certain jurisdictions.
Forbes accounts for income taxes using the asset and liability method under which deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities with consideration given to net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized based on all available positive and negative evidence.
Forbes recognizes a tax benefit only if it is more likely than not the tax position will be sustained on examination by the local taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such positions are then measured based on the largest benefit greater than 50% likelihood of being realized upon settlement with the related tax authority. The changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

Forbes’ policy is to recognize, when applicable, interest and penalties related to those unrecognized tax benefits as part of the provision for U.S. federal, state, local, and foreign income taxes.
Recent Accounting Pronouncements
See the sections titled “Summary of Significant Accounting Policies — Recently adopted accounting pronouncements” and “— Recent accounting pronouncements not yet adopted” in Note 2 to our consolidated financial statements included elsewhere in this proxy statement for additional details.
Quantitative and Qualitative Disclosures about Market Risk
Forbes has operations both within the United States and internationally, and Forbes is exposed to market risks in the ordinary course of Forbes’ business, including the effects of interest rate changes and foreign currency fluctuations. Information relating to quantitative and qualitative disclosures about these market risks are described below.
Foreign Currency Exchange Risk
Forbes’ contracts with customers are primarily denominated in U.S. dollars. Forbes’ expenses are generally denominated in the currencies of the jurisdictions in which Forbes conducts its operations. Forbes’ results of current and future operations and cash flows are, therefore, subject to fluctuations due to changes in foreign currency exchange rates. Additionally, fluctuations in foreign currency exchange rates may cause Forbes to recognize transaction gains and losses in its statement of operations. To date, foreign currency transaction gains and losses have not been material to our consolidated financial statements. As of December 31, 2021 and 2020, a 10% increase or decrease in current exchange rates would not have a material impact on its consolidated financial statements.
Interest Rate Fluctuation Risk
Forbes had cash and cash equivalents of approximately $43.1 million as of December 31, 2021. Forbes has not been exposed, nor does Forbes anticipate being exposed, to material risks due to changes in interest rates. A hypothetical 10% increase in interest rates during any of the periods presented would not have had a material impact on our consolidated financial statements.
Forbes is also exposed to interest rate risk through fluctuations in interest rates on its debt obligations. Interest rate changes do not affect the market value of such debt, but could impact the amount of Forbes’ interest payments, and accordingly, Forbes’ future earnings and cash flows, assuming other factors are held constant. As of December 31, 2021, Forbes had $12.4 million of variable rate debt outstanding. See “—Liquidity and Capital Resources” above. Based upon Forbes’ principal amount of long-term debt outstanding on December 31, 2021, a hypothetical 1% increase or decrease in average interest rates would have impacted Forbes’ annual interest expense by approximately $0.12 million.
Equity Investment Risk
Equity investment risk is the risk of potential losses associated with investing in both private and public equity markets. Forbes has made direct investments in private markets in the past but is not currently re-investing earnings back into Forbes. The economic and/or book value of these investments and other assets are directly affected by changes in market factors. Forbes’ businesses are responsible for making investment decisions within the approved policy limits and associated guidelines.
Credit Risk
Forbes is exposed to credit risk on accounts receivable balances. This risk is generally limited due to Forbes’ diverse customer base and its dispersion across different industries and geographic areas. Forbes extends credit to customers based on its evaluation of the customer’s financial condition. No single customer comprised more than 10% of Forbes’ accounts receivable as of December 31, 2021 and 2020. Forbes maintains provisions for potential credit losses and such losses to date have been within Forbes’ expectations.

Forbes evaluates the solvency of Forbes’ customers on an ongoing basis to determine if additional allowances for doubtful accounts need to be recorded.
Inflation Risk
Our results of operations and financial condition are presented based on historical cost. While it is difficult to accurately measure the impact of inflation due to the imprecise nature of the estimates required, we believe the effects of inflation, if any, on our results of operations and financial condition have been immaterial. We cannot assure you our business will not be affected in the future by inflation.

UNAUDITED PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL INFORMATION
Magnum Opus is providing the following unaudited pro forma condensed combined and consolidated financial information to aid you in your analysis of the financial aspects of the Business Combination and related transactions. The following unaudited pro forma condensed combined and consolidated financial information presents the combination of the financial information of Magnum Opus and Forbes adjusted to give effect to the Business Combination and related transactions. The following unaudited pro forma condensed combined and consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Defined terms included below have the same meaning as terms defined and included elsewhere in this proxy statement.
The historical financial information of Magnum Opus was derived from the audited financial statements of Magnum Opus as of December 31, 2021 and for the period from January 22, 2021 (inception) through December 31, 2021, included elsewhere in this proxy statement. The historical financial information of Forbes was derived from the audited consolidated financial statements of Forbes as of and for the year ended December 31, 2021, included elsewhere in this proxy statement. Such unaudited pro forma financial information has been prepared on a basis consistent with the audited financial statements of Magnum Opus and Forbes, respectively, and should be read in conjunction with the historical financial statements and related notes, each of which is included elsewhere in this proxy statement. This information should be read together with Magnum Opus’ and Forbes’ audited financial statements and related notes, the sections titled “The Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations ” and “Forbes’ Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement.
The Business Combination is accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Magnum Opus is treated as the “acquired” company for financial reporting purposes. Forbes has been determined to be the accounting acquirer because existing Forbes shareholders, as a group, will retain the largest portion of the voting rights in the combined entity when contemplating the various redemption scenarios, the executive officers of Forbes are the initial executive officers of the combined company, and the operations of Forbes will be the continued operations of the combined company.
The unaudited pro forma condensed combined and consolidated balance sheet as of December 31, 2021 assumes that the Business Combination and related transactions occurred on December 31, 2021. The unaudited pro forma condensed combined and consolidated statement of operations for the year ended December 31, 2021 gives pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2021. Magnum Opus and Forbes have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
These unaudited pro forma condensed combined and consolidated financial statements are for informational purposes only. They do not purport to indicate the results that would have been obtained had the Business Combination and related transactions actually been completed on the assumed date or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined and consolidated financial information.
Description of the Business Combination
On August 26, 2021, the Company entered into the Business Combination Agreement with IWM, a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller and the Shareholders’ Representative, Highlander, a limited liability company incorporated in the State of Delaware, FGH, a BVI business company incorporated in the British Virgin Islands, and Forbes, a BVI business company incorporated in the British Virgin Islands. FGH is an intermediate holding company between IWM and Forbes that directly owns 95% of the share capital of Forbes and does not otherwise have its own operations. Highlander directly owns the remaining 5% of the share capital of Forbes. Pursuant to the Business Combination Agreement, among other things and subject to the terms and conditions contained therein, (A) the Company will purchase (i) all of the share capital of FGH from IWM and thus, indirectly, 95% of the share capital of Forbes held directly by FGH and (ii) the remaining 5% of the share capital of Forbes from Highlander and (B) all of the outstanding shares of FGH and Forbes and the outstanding options of Forbes held by each Optionholder (whether vested or unvested) as of the Closing of the Business Combination will be cancelled, in each case, in exchange for a combination of cash and newly issued ordinary shares of the Company valued at $10.00 per share. Following the consummation of the transactions, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes.
In accordance with the terms and subject to the conditions of the Business Combination Agreement, the aggregate consideration payable to IWM, Highlander and the Optionholders will be valued at $620.0 million, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of the target companies relative to a target as of the closing of the Business Combination, which will be paid in a combination of cash and shares of the Company. The Closing Consideration will be allocated among IWM, Highlander and Optionholders on a pro rata basis based on their relative direct or indirect, fully diluted ownership of Forbes (with respect to the Optionholders, on a net “cashless” exercise basis). The aggregate cash consideration will be an amount equal to the Company’s proceeds in connection with the Private Placement and the funds in the Company’s trust account as of the Closing, plus cash and cash equivalents of the target companies, minus unpaid transaction expenses of the Company as of the Closing, minus transaction expenses of the Sellers and the target companies, minus $145.0 million. The remainder of the Closing Consideration will be paid in a number of newly issued ordinary shares of the Company valued at $10.00 per share. At the Closing, the Company will deposit with an escrow agent an amount equal to $5.0 million of the cash consideration, which will be disbursed following the final determination of the Closing Consideration.
Concurrently with the execution of the Business Combination Agreement, the Company entered into subscription agreements with the Initial PIPE Investors, pursuant to which the Initial PIPE Investors agreed to, in connection with the Closing, purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of $400.0 million (the “Private Placement”). On February 1, 2022, Binance agreed to invest $200,000,000 in the Private Placement by assuming from certain of the Initial PIPE Investors all or a portion of their obligations under their respective subscription agreements to purchase an aggregate of 20,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share. The proceeds from the Private Placement will be used to partially fund the cash consideration to be paid to IWM, Highlander and the Optionholders at the Closing and transaction expenses of the Company, Sellers and target companies, with any remainder used to fund working capital of the post-combination company.
The pro forma adjustments giving effect to the Business Combination and related transactions are summarized below, and are discussed further in the footnotes to these unaudited pro forma condensed combined and consolidated financial statements:
•
the consummation of the Business Combination and reclassification of cash held in Magnum Opus’ Trust Account to cash and cash equivalents, net of redemptions (see below);

•
the consummation of the Private Placement; and

•
the accounting for deferred offering costs and transaction costs incurred by both Magnum Opus and Forbes.

The unaudited pro forma condensed combined and consolidated financial information has been prepared using the assumptions below with respect to the potential redemption into cash of shares of Magnum Opus ordinary shares:
•
Assuming No Redemptions: This scenario assumes that no public stockholders of Magnum Opus exercise redemption rights with respect to their public shares for a pro rata share of the funds in the Trust Account.

•
Assuming Maximum Redemptions: This scenario assumes that 20,000,000 Magnum Opus Class A ordinary shares subject to redemption are redeemed for an aggregate payment of approximately

$200.0 million (based on an estimated per share redemption price of approximately $10.00 that was calculated using the $200.0 million of cash in the Trust Account divided by 20,000,000 Magnum Opus Class A ordinary shares subject to redemption assuming the pro forma maximum redemption scenario pursuant to the Business Combination Agreement). Under the terms of the Business Combination Agreement, the aggregate cash proceeds received from the Trust Account, together with the proceeds from the Private Placement, must equal no less than $400.0 million.
The following summarizes the pro forma ordinary shares outstanding under the two scenarios:
	Assuming Minimum Redemptions (Shares)%		Assuming Maximum Redemptions (Shares)%
Forbes Shareholders	17,190,502	21.0%	37,125,502	45.2%
Public Shareholders	20,000,000	24.4%	—	—%
Holders of Founder Shares	4,800,000	5.8%	4,800,000	5.9%
PIPE-related investors	40,100,000	48.8%	40,100,000	48.9%
Pro forma ordinary shares at December 31, 2021	82,090,502	100.0%	82,025,502	100.0%
The following unaudited pro forma condensed combined and consolidated balance sheet as of December 31, 2021 and the unaudited pro forma condensed combined and consolidated statement of operations for the year ended December 31, 2021 are based on the historical financial statements of Magnum Opus and Forbes. The unaudited pro forma adjustments are based on information currently available, and assumptions and estimates underlying the unaudited pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined and consolidated financial information.

UNAUDITED PRO FORMA CONDENSED COMBINED AND CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2021
(in thousands, except share and per share amounts)
	Magnum Opus (Historical)	Forbes (Historical)	Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
ASSETS
Current assets
Cash and cash equivalents	$483	$43,065	$200,010	A	$145,000	$(200,010)	L	$145,000
	—	—	400,000	B	—	650	M	—
	—	—	(455,983)	C	—	199,360	N	—
	—	—	(5,000)	D	—	—		—
	—	—	(17,575)	E	—	—		—
	—	—	(20,000)	K	—	—		—
Restricted cash	—	—	5,000	D	5,000	—		5,000
Accounts receivable, net	—	65,362	—		65,362	—		65,362
Current portion of deferred subscription commissions	—	6,025	—		6,025	—		6,025
Prepaid expenses and other current assets	100	17,581	(1,930)	E	15,751	—		15,751
Total current assets	583	132,033	104,522		237,138	—		237,138
Investments held in Trust Account	200,010	—	(200,010)	A	—	—		—
Deferred subscription commissions, net of current portion	—	3,021	—		3,021	—		3,021
Investments	—	1,370	—		1,370	—		1,370
Equity method investments	—	2,120	—		2,120	—		2,120
Property and equipment, net	—	11,120	—		11,120	—		11,120
Intangible assets, net	—	107,996	—		107,996	—		107,996
Goodwill	—	12,040	—		12,040	—		12,040
Deferred tax assets, net	—	44,245	—		44,245	—		44,245
Other assets	—	4,141	—		4,141	—		4,141
Total assets	$200,593	$318,086	$(95,488)		$423,191	$—		$423,191
LIABILITIES, TEMPORARY EQUITY AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accounts payable	$—	$2,082	$—		$2,082	$—		$2,082
Accrued expenses and other current liabilities	3,122	9,234	(3,359)	E	10,997	—		10,997
			2,000	O	—	—		—
Current portion of unexpired subscriptions	—	10,772	—		10,772	—		10,772
Current portion of deferred revenues	—	12,221	—		12,221	—		12,221
Accrued compensation	—	18,790	—		18,790	—		18,790
Loans payable, current	—	580	—		580	—		580
Total current liabilities	3,122	53,679	(1,359)		55,442	—		55,442

	Magnum Opus (Historical)	Forbes (Historical)	Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)		Pro Forma Combined (Assuming Maximum Redemptions)
Loans payable, net of current portion, debt discount, and debt issuance costs	—	11,511	—		11,511	—		11,511
Deferred underwriting fee payable	7,000	—	(7,000)	E	—	—		—
Unexpired subscriptions	—	6,391	—		6,391	—		6,391
Deferred revenues, net of current portion	—	3,499	—		3,499	—		3,499
Other liabilities	—	8,578	(6,535)	F	2,043	—		2,043
Warrant liabilities	16,540	—	—		16,540	—		16,540
Total liabilities	26,662	83,658	(14,894)		95,426	—		95,426
Class A ordinary shares subject to possible redemption	200,000	—	(200,000)	G	—	—		—
Shareholders’ equity (deficit)
Preference shares	—	—	—		—	—		—
Ordinary shares, $0.0001 par value	1	10	4	B	8	(2)	L	8
	—	—	2	G	—	2	N	—
	—	—	(10)	H	—	—		—
	—	—	1	I	—	—		—
Additional paid-in capital	—	153,642	399,996	B	291,914	(200,008)	L	291,914
	—	—	(455,983)	C	—	650	M	—
	—	—	6,535	F	—	199,358	N	—
	—	—	(7,440)	E	—	—		—
	—	—	199,998	G	—	—		—
	—	—	39,237	H	—	—		—
	—	—	(1)	I	—	—		—
	—	—	(26,070)	J	—	—		—
	—	—	(20,000)	K	—	—		—
			2,000	O	—	—		—
(Accumulated deficit) retained earnings	(26,070)	41,573	(1,706)	E	35,867	—		35,867
	—	—	26,070	J	—	—		—
			(4,000)	O	—	—		—
Accumulated other comprehensive loss	—	(24)	—		(24)	—		(24)
Total shareholders’ equity attributable to Forbes Global Media Holdings Inc. shareholders	(26,069)	195,201	158,633		327,765	—		327,765
Noncontrolling interest	—	39,227	(39,227)	H	—	—		—
Total shareholders’ equity	(26,069)	234,428	119,406		327,765	—		327,765
Total liabilities, temporary equity, and shareholders’ equity	$200,593	$318,086	$(95,488)		$423,191	$—		$423,191

UNAUDITED PRO FORMA CONDENSED COMBINED AND CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2021
(in thousands, except share and per share amounts)
	Period From January 22, 2021 (Inception) Through December 31, 2021	Year Ended December 31, 2021
	Magnum Opus (Historical)	Forbes (Historical)	Transaction Accounting Adjustments (Assuming No Redemptions)		Pro Forma Combined (Assuming No Redemptions)	Transaction Accounting Adjustments (Assuming Maximum Redemptions)	Pro Forma Combined (Assuming Maximum Redemptions)
Revenues	$—	$259,149	$—		$259,149	$—	$259,149
Operating costs
Cost of revenue (excluding depreciation and amortization)	—	112,334	584	CC	112,918	—	112,918
Sales and marketing	—	31,273	584	CC	31,857	—	31,857
Product development	—	22,393	518	CC	22,911	—	22,911
General and administrative	4,962	45,314	1,706	BB	60,777	—	60,777
			4,795	CC
			4,000	DD
Depreciation and amortization	—	14,771	—		14,771	—	14,771
Total operating costs	4,962	226,085	12,187		243,234	—	243,234
Operating (loss) profit	(4,962)	33,064	(12,187)		15,915	—	15,915
Other income (expense), net
Gain on loan forgiveness	—	8,036	—		8,036	—	8,036
Gain on sale of Forbes Media Hong Kong Limited	—	1,577	—		1,577	—	1,577
Interest earned on marketable securities held in Trust Account	10	—	(10)	AA	—	—	—
Interest expense	—	(756)	—		(756)	—	(756)
Loss on sale of private placement warrants	(2,880)	—	—		(2,880)	—	(2,880)
Change in fair value of warrant liabilities	7,140	—	—		7,140	—	7,140
Other income, net	—	1,375	—		1,375	—	1,375
Total other income (expense), net	4,270	10,232	(10)		14,492	—	14,492
Income from operations before income taxes	(692)	43,296	(12,197)		30,407	—	30,407
Income tax expense	—	5,295	—		5,295	—	5,295
Net (loss) income	$(692)	$38,001	$(12,197)		$25,112	$—	$25,112
Net income per ordinary share (Note 4):
Weighted average shares of ordinary shares outstanding – basic and diluted					82,090,502		82,025,502
Net income per ordinary share – basic and diluted					$0.31		$0.31

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED AND CONSOLIDATED FINANCIAL INFORMATION
Note 1.   Basis of Presentation
The Business Combination will be accounted for as a reverse recapitalization, with no goodwill or other intangible assets recorded, in accordance with GAAP. Under this method of accounting, Magnum Opus will be treated as the “accounting acquiree” and Forbes as the “accounting acquirer” for financial reporting purposes. Accordingly, for accounting purposes, the Business Combination will be treated as the equivalent of Forbes issuing shares for the net assets of Magnum Opus, followed by a recapitalization. The net assets of Magnum Opus will be stated at historical cost. Operations prior to the Business Combination will be those of Forbes.
The unaudited pro forma condensed combined and consolidated balance sheet as of December 31, 2021 assumes that the Business Combination and related transactions occurred on December 31, 2021. The unaudited pro forma condensed combined and consolidated statement of operations for the year ended December 31, 2021 gives pro forma effect to the Business Combination and related transactions as if they had occurred on January 1, 2021. These periods are presented on the basis that Forbes is the acquirer for accounting purposes.
The pro forma adjustments reflecting the consummation of the Business Combination and related transactions are based on certain currently available information and certain assumptions and methodologies that Magnum Opus believes are reasonable under the circumstances. The unaudited condensed combined and consolidated pro forma adjustments, which are described in the accompanying notes, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. Magnum Opus believes that its assumptions and methodologies provide a reasonable basis for presenting all of the significant effects of the Business Combination and related transactions based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined and consolidated financial information.
The unaudited pro forma condensed combined and consolidated financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings, or cost savings that may be associated with the Business Combination. The unaudited pro forma condensed combined and consolidated financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination and related transactions taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of Magnum Opus and Forbes.
Note 2.   Accounting Policies and Reclassifications
Upon consummation of the Business Combination, management will perform a comprehensive review of the two entities’ accounting policies. As a result of the review, management may identify differences between the accounting policies of the two entities which, when conformed, could have a material impact on the financial statements of the post-combination company. Based on its initial analysis, management did not identify any differences that would have a material impact on the unaudited pro forma condensed combined and consolidated financial information. As a result, the unaudited pro forma condensed combined and consolidated financial information does not assume any differences in accounting policies.
As part of the preparation of these unaudited pro forma condensed combined and consolidated financial statements, certain reclassifications were made to align Magnum Opus’ financial statement presentation with that of Forbes.
Note 3.   Adjustments to Unaudited Pro Forma Condensed Combined and Consolidated Financial Information
The unaudited pro forma condensed combined and consolidated financial information has been prepared to illustrate the effect of the Business Combination and related transactions and has been prepared for informational purposes only.

The following unaudited pro forma condensed combined and consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). Magnum Opus has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined and consolidated financial information. Magnum Opus and Forbes have not had any historical relationship prior to the Business Combination. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.
The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined and consolidated statement of operations are based upon the number of Forbes’ ordinary shares outstanding, assuming the Business Combination and related transactions occurred on January 1, 2021.
Adjustments to Unaudited Pro Forma Condensed Combined and Consolidated Balance Sheet
The adjustments included in the unaudited pro forma condensed combined and consolidated balance sheet as of December 31, 2021 are as follows:
A.
Reflects the reclassification of $200.0 million held in the Trust Account to cash and cash equivalents that becomes available at closing of the merger, assuming no redemptions.

B.
Represents cash proceeds of $400.0 million from the private placement of 40,000,000 shares of Class A ordinary shares at $10.00 per share pursuant to the concurrent Private Placement and corresponding offset to additional paid-in capital.

C.
Reflects the payment of a portion of Closing Consideration to shareholders of Forbes.

D.
Represents the deposit of $5.0 million into the Adjustment Escrow Account subject to distribution pursuant to the Adjustment Escrow Agreement.

E.
Represents estimated transaction costs of $20.0 million, assuming no redemptions, inclusive of advisory, banking, printing, legal and accounting fees that are expensed as a part of the Business Combination and equity issuance costs that are capitalized into additional paid-in capital. Estimated transaction costs are made up of 1) Magnum Opus’ expenses unrelated to the issuance of equity of approximately $1.7 million expected to be expensed as incurred and $2.9 million accrued for on the combined and consolidated balance sheet as of December 31, 2021 and recorded in accumulated deficit; (2) $1.9 million capitalized on the combined and consolidated balance sheet of Forbes as of December 31, 2021, of which $1.4 million was prepaid and $0.5 million was accrued; (3) Magnum Opus’ deferred underwriting fees of approximately $7.0 million that are recorded on the combined and consolidated balance sheet as of December 31, 2021, which were reduced by approximately $1.8 million pursuant to the letter agreement entered into in January 2022 among Magnum Opus, Credit Suisse and JonesTrading; and (4) the remaining approximately $7.4 million represents Forbes’ and Magnum Opus’ expenses to be incurred in connection with the issuance of equity (with a corresponding adjustment to additional paid-in capital). 100,000 ordinary shares will be issued in lieu of cash ($1.0 million) to satisfy fees related to the Business Combination and PIPE Financing resulting in a net cash adjustment of $17.6 million for transaction costs and a net zero impact to additional paid-in capital.

F.
Adjustment to eliminate liability classified option awards to employees of Forbes, as Optionholders will be paid in a combination of cash and shares which is adjusted through additional paid-in capital.

G.
Reflects the reclassification of Magnum Opus’ Class A ordinary shares subject to possible redemption into permanent equity.

H.
Represents recapitalization of Forbes’ outstanding equity as a result of the reverse recapitalization.

I.
Represents the issuance of 16,990,502 ordinary shares at a par value of $0.0001 to Forbes shareholders as consideration for the Business Combination.

J.
Reflects the reclassification of Magnum Opus’ historical accumulated deficit into additional paid-in capital as part of the reverse recapitalization.

K.
Represents distributions paid to shareholders of Forbes preceding the Business Combination as declared and paid subsequent to the unaudited pro forma condensed combined and consolidated balance sheet date presented.

L.
Reflects a scenario in which 20,000,000 Public Shares are redeemed in connection with the Business Combination, for aggregate payments to redeeming Public Shareholders of $200.0 million (assuming a redemption price of $10.00 per share), allocated to Class A ordinary shares and additional paid-in capital using par value $0.0001 per share. This adjustment is recorded after consideration that under the terms of the Business Combination Agreement, the aggregate cash proceeds received from the Trust Account, together with the proceeds from the Private Placement, must equal no less than $400.0 million.

M.
Represents the reduction in estimated transaction costs under the maximum redemption scenario. Certain costs are dependent on the amount of actual Public Shares redeemed, with the expected costs to be paid at Closing decreasing as the amount of Public Shares redeemed increases. The maximum potential reduction in transaction costs of $0.7 million, as compared to the no redemptions scenario, has been recognized as an offset to additional paid-in capital.

N.
Reflects the adjustment to the Closing Consideration paid under the maximum redemption scenario in which 20,000,000 Public Shares are redeemed, reducing Closing Consideration paid in cash and increasing ordinary shares issued to such shareholders, partially offset by the decrease in transaction costs dependent on actual Public Shares redemptions increasing Closing Consideration paid in cash and decreasing ordinary shares issued to such shareholders.

O.
Reflects $4.0 million to be paid to Michael Federle, Forbes’ Chief Executive Officer and any members of Forbes’ management that he may designate, in connection with the Business Combination as a transaction bonus, of which $2.0 million will be paid through the transfer of 200,000 Founder Shares from the Sponsor.

Adjustments to Unaudited Pro Forma Condensed Combined and Consolidated Statement of Operations
The pro forma adjustments included in the unaudited pro forma condensed combined and consolidated statement of operations for the year ended December 31, 2021 are as follows:
AA.
Reflects elimination of investment income on the Trust Account.

BB.
Reflects estimated non-recurring transaction costs of approximately $1.7 million as if incurred on January 1, 2021, the date the Business Combination occurred for the purposes of the unaudited pro forma condensed combined and consolidated statement of operations.

CC.
Represents the incremental share-based compensation expense, in accordance with the acceleration of vesting of Forbes’ options upon a change in control.

DD.
Reflects the non-recurring transaction bonus of $4.0 million to be paid to Michael Federle, Forbes’ Chief Executive Officer in connection with the Business Combination.

Note 4.   Net Income (Loss) per Share
Net income (loss) per share was calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the Business Combination and Private Placement, assuming the shares were outstanding since January 1, 2021. As the Business Combination and Private Placement are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net income (loss) per share assumes that the shares issuable relating to the Business Combination and Private Placement have been outstanding for the entirety of all periods presented.
The unaudited pro forma condensed combined and consolidated financial information has been prepared to present two alternative scenarios with respect to redemption of ordinary shares by Public Shareholders at the time of the Business Combination for the year ended December 31, 2021:
	Year Ended December 31, 2021(1)
	Assuming No Redemptions	Assuming Maximum Redemptions
	(in thousands, except share and per share amounts)
Numerator:
Pro forma net income (loss)	$25,112	$25,112
Denominator:
Weighted average shares outstanding – basic and diluted(2)	82,090,502	82,025,502
Net income (loss) per share:
Basic and diluted	$0.31	$0.31

(1)
Pro forma income (loss) per share includes the related pro forma adjustments as referred to within the section “Unaudited Pro Forma Condensed Combined and Consolidated Financial Information.”

(2)
The combined and consolidated pro forma net income (loss) per share excludes the impact of 16,000,000 warrants to purchase a number of ordinary shares, as applicable, in accordance with the terms of such warrants. Each warrant entitles the holder to purchase one share of common stock at $11.50 per one share. These warrants are not exercisable until the later of (a) 30 days after the consummation of a Business Combination or (b) 12 months from the closing of the Initial Public Offering. The unaudited pro forma condensed combined and consolidated financial information assumes that the Business Combination and related transactions occurred on December 31, 2021, therefore the warrants were not exercisable as of the pro forma condensed combined and consolidated balance sheet date.

PRICE RANGE OF SECURITIES AND DIVIDENDS
The Company
Price Range of the Company’s Securities
Our Units, each of which consists of one Class A ordinary share, par value $0.0001 per share, and one-half of one Public Warrant, each whole Public Warrant entitling the holder thereof to purchase one share of our Class A ordinary shares, began trading on the NYSE under the symbol “OPA.U” on March 23, 2021. On May 11, 2021, we announced that holders of our Units could elect to separately trade the Class A ordinary shares and the Public Warrants included in the Units, or to continue to trade the Units without separating them. On May 14, 2021, the Class A ordinary shares and Public Warrants began trading on the NYSE under the symbols “OPA” and “OPA WS,” respectively. Each Public Warrant entitles the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustments as described in our final prospectus dated March 23, 2021, which was filed with the SEC. Warrants may only be exercised for a whole number of Class A ordinary shares and will become exercisable 30 days after the completion of an initial business combination. Our Warrants will expire five years after the completion of an initial business combination or earlier upon redemption or liquidation as described in our final prospectus.
On August 25, 2021, the trading date before the public announcement of the Business Combination, the Company’s Units, Class A ordinary shares and Public Warrants closed at $10.10, $9.75 and $0.70, respectively.
Dividend Policy of the Company
We have not paid any cash dividends on our ordinary shares to date and do not intend to pay cash dividends prior to the completion of our initial business combination. The payment of cash dividends in the future will be dependent upon our revenues and earning, if any, capital requirements and general financial condition subsequent to completion of our initial business combination. The payment of any cash dividends subsequent to our initial business combination will be within the discretion of the New Forbes Board at such time. If we incur any indebtedness in connection with our initial business combination, our ability to declare dividends may be limited by restrictive covenants we may agree to in connection therewith.
Forbes
Historical market price information regarding Forbes is not provided because there is no public market for its securities.

DIRECTOR AND EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for Forbes’ executive officers who would be Forbes’ “named executive officers” if Forbes were subject to the reporting requirements under the Exchange Act. We expect that at least some of these executive officers will be named executive officers of the post-combination company after the Closing. For the fiscal year ending December 31, 2021 (the “2021 Fiscal Year”), Forbes’ “named executive officers” and their positions were as follows:
•
Michael Federle, Chief Executive Officer and Director;

•
Jessica Sibley, Chief Operations Officer; and

•
Michael York, Chief Financial Officer.

Unless the context otherwise requires, all references in this section to the “Company,” “Forbes” or “it” refer to the business of Forbes and its subsidiaries prior to the consummation of the Business Combination and to Magnum Opus Acquisition Limited and its subsidiaries after the consummation of the Business Combination. This discussion may contain forward-looking statements that are based on Forbes’ current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that the Company adopts following the completion of the Business Combination may differ materially from the programs summarized in this discussion. All share counts in this section are shown on a pre-Business Combination basis.
Magnum Opus Acquisition Limited is and, after the Business Combination, the post-combination company will be, an emerging growth company; therefore, it is subject to reduced disclosure obligations regarding executive compensation and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder nonbinding advisory approval of any golden parachute payments not previously approved.
Summary Compensation Table
The following table provides information regarding the total compensation for services rendered in all capacities that was earned by Forbes’ named executive officers during the 2021 Fiscal Year and the Fiscal year ending December 31, 2020 (the “2020 Fiscal Year”), in each case prior to the Business Combination and any Exchange Ratio adjustment:
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)	Total ($)
Michael Federle	2021	750,000		422,019	—	1,172,019
	2020	750,000	604,500	—	—	1,354,500
Chief Executive Officer
Jessica Sibley	2021	551,500		—	—	551,500
	2020	551,500	473,267	602,834	—	1,627,601
Chief Operations Officer
Michael York	2021	439,000		301,442	—	740,442
	2020	401,500	237,500	—	—	639,000
Chief Financial Officer

(1)
Includes annual cash incentive payments, as further described below under “— Annual Bonuses.”

(2)
The amounts disclosed represent the grant date fair value of the stock options granted to the named executive officers as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 5 to FGH’s audited consolidated financial statements included in this proxy statement. Such grant date fair values do not take into account any estimated forfeitures related to service-vesting conditions. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the ordinary shares acquired upon exercise of such stock options.
Elements of Forbes’ Executive Compensation Program
For the 2021 Fiscal Year, the compensation for each named executive officer generally consisted of a base salary, performance-based cash bonus, standard employee benefits and, in the case of Messrs. Federle and York, stock option awards under the Forbes Global Media Holdings, Inc. (BVI) 2014 Long Term Incentive Plan, as amended (the “2014 Plan”). These elements (and the amounts of compensation and benefits under each element) were selected because Forbes believes they are necessary to help attract and retain executive talent that is fundamental to its success. Below is a more detailed summary of the current executive compensation program as it relates to Forbes’ named executive officers.
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to Forbes. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The actual base salaries paid to each named executive officer for the 2021 Fiscal Year are set forth above in the Summary Compensation Table in the column entitled “Salary.”
Annual Bonuses
The annual cash incentive programs in which each of Forbes’ named executive officers participated during the 2021 Fiscal Year and 2020 Fiscal Year are described below.
Michael Federle
Pursuant to an at-will employment agreement with its Chief Executive Officer, Michael Federle, entered into as of January 1, 2020 (the “Federle Employment Agreement”), commencing with the 2020 Fiscal Year, Mr. Federle was eligible to earn an annual bonus with a target amount of $650,000, based on the achievement of certain key performance indicators (“KPIs”). These KPIs are annually amended by Forbes’ board of directors. For each of Fiscal Year 2020 and Fiscal Year 2021, the KPIs consisted of: (i) a revenue achievement percentage calculated based on actual and target net revenues and ranged from 60% to 105%; (ii) an EBITDA achievement percentage calculated based on actual and target EBITDA for Forbes Media LLC, a wholly-owned subsidiary of Forbes, and ranged from 60% to 105%; and (iii) a discretionary bonus payout, considered and determined by Forbes’ board of directors in its sole discretion. The revenue and EBITDA KPIs were each equally weighted at 35% and the discretionary bonus payout was weighted at 30%. The performance achievement for Fiscal Year 2021 has not yet been determined. For Fiscal year 2020, the achievement of the revenue and EBITDA KPIs was 92% and 96%, respectively, and Mr. Federle earned an annual bonus in respect of the 2020 Fiscal Year equal to 93% of his target bonus, or $604,500.
Jessica Sibley
Pursuant to a compensation plan with its Chief Operations Officer, Jessica Sibley, dated April 15, 2020 for Fiscal Year 2020 and May 11, 2021 for Fiscal Year 2021, Ms. Sibley was eligible to earn an annual bonus with a target amount of $500,000, for Fiscal year 2020 and $550, 000 for Fiscal Year 2021, in each case based on the achievement of certain KPIs. For each of Fiscal Year 2020 and Fiscal Year 2021, the KPIs consisted of: (i) an EBITDA achievement percentage calculated based on actual and target EBITDA for Forbes Media LLC, a wholly-owned subsidiary of Forbes, and ranged from 60% to 100%; (ii) the achievement of certain operating KPIs, (iii) the achievement of sales revenues based on a certain target and (iv) the contribution of net sales based on a certain target. The EBITDA and operating KPIs were together weighted at 20%, the sales revenue achievement was weighted at 50% and the net sales contribution achievement was weighted at 30%. The performance achievement for Fiscal Year 2021 has not yet been determined. For Fiscal Year 2020, the achievement of the EBITDA KPI was 96%, and Ms. Sibley earned an annual bonus in respect of the 2020 Fiscal Year equal to 94% of her target bonus, or $473,267.

Michael York
Pursuant to a compensation plan with its Chief Financial Officer, Michael York, dated May 20, 2020 for Fiscal Year 2020 and March 31, 2021 for Fiscal Year 2021, Mr. York was eligible to earn an annual bonus with a target amount of $250,000 for Fiscal Year 2020 and $300,000 for Fiscal Year 2021, in each case based on the achievement of certain KPIs. For each of Fiscal Year 2020 and Fiscal year 2021, the KPIs consisted of: (i) an EBITDA achievement percentage calculated based on actual and target EBITDA for Forbes Media LLC, a wholly-owned subsidiary of Forbes, and ranged from 60% to 100%; and (ii) the achievement of certain operating KPIs. The EBITDA and operating KPIs were each equally weighted at 50%. The performance achievement for Fiscal Year 2021 has not yet been determined. For Fiscal Year 2020, the achievement of the EBITDA KPI was 96%, and Mr. York earned an annual bonus in respect of the 2020 Fiscal Year equal to 95% of his target bonus, or $237,500.
Equity Compensation
2014 Plan
The Forbes board of directors initially adopted the 2014 Plan on September 12, 2014 and amended it on October 14, 2019. The 2014 Plan provides for the grant of stock options to Forbes’ employees and any parent and subsidiary corporations’ employees (which are together referred to as the “company group”). The details of the named executive officers’ outstanding equity awards as of December 31, 2021 are set forth in the table below, “Outstanding Equity Awards at 2021 Fiscal Year-End,” as all awards summarized therein were granted pursuant to the 2014 Plan.
As a result of the Business Combination, and pursuant to the terms of the Business Combination Agreement, each stock option outstanding immediately prior to the closing date of the Business Combination), whether vested or unvested, will be cancelled in exchange for the right of the applicable Optionholder to receive from the Company such Optionholder’s pro rata share of the cash consideration and such Optionholder’s pro rata share of the share consideration, in each case, based on their relative direct or indirect, fully diluted ownership of Forbes on a net “cashless exercise” basis.
Authorized Shares.   As of September 12, 2014, 3,000 Forbes ordinary shares were reserved for future issuance under the 2014 Plan. Forbes will terminate the 2014 Plan in connection with the Business Combination. Accordingly, no awards will be granted under the 2014 Plan following the consummation of the Business Combination. As of January 12, 2022, options to purchase 1,930 Forbes ordinary shares remained outstanding under the 2014 Plan.
Plan Administration.   The Forbes board of directors administers the 2014 Plan. Subject to the provisions of the 2014 Plan, Forbes’ board of directors has full and final authority to (i) select individuals to whom stock options may be granted, (ii) designate participating affiliates of Forbes as participating employers, (iii) determine the number of options to be granted, the number of shares to which an option may relate, the terms and conditions of any option granted under the 2014 Plan (including, but not limited to, the exercise price and any basis for adjusting such exercise price, any restriction or condition, any schedule or lapse of restrictions or conditions relating to transferability or forfeiture, exercisability, or settlement of a stock option), (iv) determine whether, to what extent, and under what circumstances a stock option may be settled, or the exercise price of an option may be paid, in cash, shares, other options, or other property, or a stock option may be canceled forfeited, exchanged or surrendered, (v) determine whether, to what extent, and under what circumstances cash, shares, other options or other property payable with respect to a stock option will be deferred either automatically, at the election of Forbes’ board of directors, or at the election of the stock option recipient (vi) prescribe the form of each option agreement, which need not be identical for each stock option recipient, (vii) adopt, amend, suspend, waive and rescind the rules and regulations and appoint agents as Forbes’ board of directors may deem necessary or advisable to administer the 2014 Plan, (viii) correct any defect or supply any omission or reconcile any inconsistency in the 2014 Plan and to construe and interpret the 2014 Plan and any stock option, rules, regulations, option agreement or other instrument, (ix) accelerate the exercisability or vesting of all or any portion of any stock option or to extend the period during which a stock option is exercisable, (x) determine the fair market value of shares and other property and (xi) make all other decisions and determinations as may be required under the terms of the 2014 Plan or as Forbes’ board of directors may deem necessary or advisable for the administration of the 2014 Plan.
The Forbes board of directors may delegate to officers or managers of Forbes or any Participating Affiliate (as such term is defined in the 2014 Plan) the authority, subject to such terms as Forbes’ board of directors shall determine, to perform administrative functions and to perform such other functions as Forbes’ board of directors may determine, to the extent permitted under applicable law.
Stock Options.   Stock options could be granted under the 2014 Plan. The exercise price of options granted under the 2014 Plan generally may not be less than either (i) 100% of the fair market value on the date of grant or (ii) par value. The term of each option is 10 years from the date of the option grant. The Forbes board of directors determines the methods of payment of the exercise price of an option, the form of such payment (including, without limitation, cash, shares or other property) and the methods of delivery of the shares to participants. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2014 Plan, the vesting and exercisability of each option are determined by Forbes’ board of directors and set forth in the applicable option agreement.
Non-Transferability of Awards.   The 2014 Plan generally does not allow for the transfer of stock options and only the recipient of a stock option may exercise an award during his or her lifetime (except by will or the laws of descent and distribution).
Drag-Along.   The 2014 Plan provides that in the event that certain shareholders exercise their drag-along rights pursuant to the Shareholders Agreement, each 2014 Plan participant will be deemed to be a dragged shareholder with respect to all of such participants shares and vested stock options, including stock options that will vest as a result of such transaction, and will be subject to all rights and obligations of a dragged shareholder pursuant to the Shareholders Agreement.
Tag-Along.   The 2014 Plan provides that in the event that certain shareholders exercise a tag-along sale pursuant to the terms of the Shareholders Agreement, each 2014 Plan participant will be deemed to be a tag-along holder and shall be subject to all applicable rights and obligations of a tag-along holder pursuant to the Shareholders Agreement.
Certain Adjustments.   In the event of certain changes in Forbes’ capitalization, Forbes’ board of directors will make appropriate and proportionate adjustments or substitutions to the number and type of shares that may be delivered under the 2014 Plan and/or the number, type, and exercise price (or repurchase price) of shares covered by each outstanding award granted under the 2014 Plan.
Change of Control.   If there is a change of control, as defined under the 2014 Plan, all stock options outstanding under the 2014 Plan will become immediately vested in full. In addition, upon a change of control, Forbes’ board of directors may, but is not obligated to, (i) cancel such stock options for fair value, which will equal the excess, if any, of the value of the consideration to be paid in the change in control transaction to holders of the same number of shares subject to such stock options over the aggregate exercise price of such stock options, (ii) provide for the issuance of substitute stock options that will substantially preserve the otherwise applicable terms of any affected stock options previously granted under the 2014 Plan, as determined by Forbes’ board of directors in its sole discretion or (iii) provide that for a period of at least fifteen (15) days prior to the change in control, such stock options will be exercisable as to all subject shares and that upon the occurrence of the change in control, such stock options will terminate and be of no further force and effect.
Forbes’ standard forms of option award agreement also generally provide that, if a participant is terminated without cause, including in the event of a change in control, then any of the participant’s then unvested stock options will be forfeited immediately and any then vested portion of the stock option will remain outstanding and exercisable for a period of six months after such termination (but in no event beyond the full 10-year term of the option).
Amendment; Termination.   Forbes’ board of directors may amend the 2014 Plan at any time, but no amendment will adversely affect a participant’s rights under his or her awards without his or her written consent.

2022 Plan
Effective upon the completion of the Business Combination, we intend to implement the 2022 Equity Incentive Plan. The 2022 Equity Incentive Plan will allow for the grant of equity incentives, such as grants of stock options, stock appreciation rights, restricted stock, restricted stock units, other equity-based awards and other cash-based awards. For more information relating to the 2022 Equity Incentive Plan, see “Proposal No. 5 — The Equity Incentive Plan Proposal” described above.
2022 Employee Stock Purchase Plan
Effective upon the completion of the Business Combination, we intend to implement the 2022 Employee Stock Purchase Plan. The 2022 Employee Stock Purchase Plan will allow Forbes to align the long-term financial interests of its employees with the financial interests of its shareholders. In addition, Forbes’ board of directors believes that the ability to allow its employees to purchase ordinary shares of Forbes on favorable terms will help Forbes attract, retain and motivate employees and encourages them to devote their best efforts to Forbes’ business and financial success. For more information relating to the 2022 Employee Stock Purchase Plan, see “Proposal No. 6 — The Employee Stock Purchase Plan Proposal” described above.
Other Elements of Compensation
401(k) Plan
Forbes maintains a tax-qualified defined contribution retirement plan (a “401(k) plan”), that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) plan as of their start date, and participants are able to defer up to 50% of their eligible compensation subject to applicable annual Code limits. All participants’ interests in their deferrals are 100% vested when contributed. Under the 401(k) plan, we make matching contributions to eligible participants that vest over five years, based on 100% of the first 3% of the participant’s base salary, with a maximum annual company contribution of $3,900 based on a compensation limit of $130,000.
Employee Benefits and Perquisites
All of Forbes’ full-time employees in the United States, including Mr. Federle, Ms. Sibley and Mr. York, are eligible to participate in health and welfare plans, including medical, dental and vision benefits, medical and dependent care, flexible spending accounts, short-term and long-term disability insurance, life insurance, parental leave, adoption assistance and work life assistance. Forbes does not maintain any executive-specific benefit or perquisite programs.
Forbes believes the benefits described above are necessary and appropriate to provide a competitive compensation package to its named executive officers.
Outstanding Equity Awards at Fiscal 2021 Year-End
The following table sets forth information regarding outstanding stock options held by Forbes’ named executive officers as of December 31, 2021:
		Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Michael Federle	10/13/2015	247	—	14,583.33	10/13/2025
	1/1/2018	110	55	14,583.33	1/1/2028
	3/12/2021	—	115	14,583.33	3/12/2031
Jessica Sibley	8/1/2020	—	165	14,583.33	8/1/2030

		Option Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Michael York	10/13/2015	124	—	14,583.33	10/13/2025
	9/30/2016	124	—	14,583.33	9/30/2026
	3/12/2021	—	82	14,583.33	3/12/2031

(1)
Each of the outstanding stock options was granted pursuant to the 2014 Plan. Each stock option vests and becomes exercisable in three biennial installments over a 10-year term, generally subject in each case to the grantee’s continued employment on the applicable vesting date, but subject to accelerated vesting in certain circumstances.

Executive Compensation Arrangements
Executive Employment Agreements and Compensation Plans
Michael Federle
The term of the Federle Employment Agreement was originally set to expire on January 1, 2022, subject to one-year automatic extension periods, unless either party provides written notice to the other party at least 90 days prior to the expiration of the term of its intent not to extend the Federle Employment Agreement (the “Federle Employment Term”). The Federle Employment Agreement provides Mr. Federle with an annual base salary of $750,000 and an annual bonus opportunity with a target amount of $650,000. In addition, the Federle Employment Agreement provides that, upon Mr. Federle’s termination of employment without “cause” or resignation for “good reason,” as defined in the Federle Employment Agreement (each, a “Qualifying Termination”), Mr. Federle would be entitled to receive a severance package consisting of (i) any payments of his base salary and benefits accrued and unpaid through the date of such termination, (ii) the continued payment of his base salary for the remainder of the Federle Employment Term, subject to the execution of a general release, (iii) an amount equal to the prorated portion of his target bonus for the year in which the termination occurs and (iv) all vested portions of any granted equity award (any unvested portion of any granted equity award would be deemed forfeited upon a Qualifying Termination). Mr. Federle is also subject to certain post-termination restrictive covenants under the Federle Employment Agreement, including six-month non-competition, 12-month non-solicitation of employees and perpetual confidentiality covenants.
Jessica Sibley
Ms. Sibley and Forbes Media LLC entered into a compensation plan, dated May 11, 2021. The 2021 compensation plan provides for an annual base salary of $551,500 and an annual bonus opportunity with a target amount of $550,000.
Michael York
Mr. York and Forbes Media LLC entered into a compensation plan, dated March 31, 2021. The 2021 compensation plan provides for an annual base salary of $451,500 and an annual bonus opportunity with a target amount of $300,000.
Post-Business Combination Executive Compensation
Transaction Bonuses
A transaction bonus with a value equal to $4,000,000 will be paid to Michael Federle, Forbes’ Chief Executive Officer, in connection with the Business Combination, and Mr. Federle may designate a portion of such bonus to be paid to certain other members of Forbes’ management. $2,000,000 of the transaction bonus amount will be paid by Forbes or funded by the Company in cash and treated as a company transaction expense under the terms of the Business Combination Agreement. $2,000,000 of the transaction bonus will be paid by Sponsor in the form of 200,000 ordinary shares of the Company which will be transferred to Mr. Federle upon the closing for no additional consideration pursuant to a Transaction Bonus Plan and Agreement to Assign Founder Shares dated February 10, 2022 by and among, the Sponsor, the Company and Mr. Federle. Prior to the closing, Mr. Federle, may, or may not, elect to designate any member of Forbes’ management to receive a portion of the transaction bonus. The transaction bonus will be payable to Mr. Federle (and any members of Forbes’ management that he may designate) at the closing of the business combination.
Post-Business Combination Executive Compensation
Following the consummation of the Business Combination, Forbes intends to develop an executive compensation program that is designed to align compensation with Forbes’ business objectives and the creation of shareholder value, while enabling Forbes to attract, retain, incentivize and reward individuals who contribute to the long-term success of Forbes. Decisions regarding the executive compensation program will be made by Forbes’ compensation committee.
In addition, following the consummation of the Business Combination, Forbes may, subject to the approval of Forbes’ board of directors as applicable, enter into new employment agreements with its named executive officers and certain other of its executive officers, which may provide for certain severance benefits upon termination, including in connection with a change in control. Moreover, on January  18, 2022, Magnum Opus entered into an employment agreement with Michael Federle that will become effective as of the date of, and subject to, completion of the Business Combination (the “New Federle Agreement”), pursuant to which Mr. Federle will continue to serve as our Chief Executive Officer and be employed by one of our U.S. operating subsidiaries and, effective as of the date of Closing, be appointed to the New Forbes Board.
The New Federle Agreement will replace the existing Federle Employment Agreement and have an initial term of three years, subject to automatic one-year extensions unless either party provides 90 days’ notice of nonextension. During the term of the New Federle Agreement, Mr. Federle will be paid an annual base salary of $925,000 (subject to annual review for increases but not decreases), will be eligible for an annual incentive target bonus of 100% of his base salary (but not less than $400,000 for 2022 regardless of our performance), will be eligible for annual equity-based incentive awards and, effective as of the date of Closing, will receive an equity incentive award with a grant date fair value of $4,000,000 divided equally between restricted stock and stock options (the “Initial Equity Awards”) in each case vesting in three equal annual installments subject to continued service. If Mr. Federle’s employment is terminated by us without “cause” or by him for “good reason” (as such terms are defined in the New Federle Agreement), he will be entitled to certain severance benefits, including a lump-sum cash payment with a value equal to one year of base salary (the “Cash Severance Payment”), a pro-rata target annual bonus, full vesting of the Initial Equity Awards, and up to one year of continued health benefits and 12 months of outplacement benefits, all subject to a release of claims. If the termination occurs more than 24 months after a “change of control” of the Company, Mr. Federle will also be entitled to full vesting of his equity awards (with performance as applicable deemed satisfied at the greater of target or actual levels). Notice by us of nonextension of the term of the New Federle Agreement will be deemed a termination by us without cause if Mr. Federle terminates his employment within 30 days following such notice. In any case, Mr. Federle will be subject to certain post-termination perpetual confidentiality requirements, provided that, if his employment is terminated by us without cause or by him for good reason, Mr. Federle may elect that the non-competition/nonsolicitation restricted period shall be 6 rather than 12 months if he agrees that the Cash Severance Payment shall instead be equal to 6 rather than 12 months of base salary. If Mr. Federle voluntarily terminates his employment after attaining age 65, any equity incentive awards granted more than 6 months before such termination will continue to vest in accordance with their terms and, as applicable, any outstanding awards will remain exercisable for two years following termination or later vesting, but not beyond their original term, all subject to continuing compliance with applicable restrictive covenants. Mr. Federle is entitled to indemnification in the event he is made a party to a proceeding as a result his employment or service as an officer of the Company, and is eligible for reimbursement of up to $25,000 of his legal fees and expenses incurred in connection with entering into the New Federle Agreement.

Director Compensation
Forbes does not have a formal director compensation policy. The members of Forbes’ board of directors have not received any compensation for their services as directors, other than reimbursement of out-of-pocket expenses.
Compensation of Directors following the Consummation of the Business Combination
Following the consummation of the Business Combination, we expect that each of our non-employee directors will receive an annual fee for his or her service on the New Forbes Board, fees for attending meetings of the New Forbes Board and committees thereof and equity awards for his or her service on the New Forbes Board. In addition, each director will be reimbursed for out-of-pocket expenses for his or her service on the New Forbes Board. As of the date of this proxy statement, we are in the process of evaluating the specific terms of the compensation program for the members of the New Forbes Board.

MANAGEMENT OF THE POST-COMBINATION COMPANY
Information about Executive Officers and Directors of the Post-combination company
The following persons are expected to serve as the Company’s executive officers and directors following the Business Combination in the positions identified below. For biographical information concerning the executive officers and directors, see below.
Name	Age	Position
Michael Federle	62	Chief Executive Officer and Director
Jonathan Lin	37	Director
Jeffrey Yam	29	Director
Lynne Biggar	59	Director
Nick Bell	38	Director
Yu Qian (Bill)	36	Director
Patrick Hillmann	39	Director
Shelley Y. Simms	53	Director
Kevin K. Leung	51	Director
MariaRosa Cartolano	60	General Counsel
Jessica Sibley	52	Chief Operations Officer
Michael D. York	45	Chief Financial Officer
Executive Officers
Michael Federle has served as the Chief Executive Officer of Forbes Media LLC, a wholly-owned subsidiary of Forbes, since 2017. Mr. Federle also currently serves as the Chief Executive Officer of Forbes and serves on the board of directors of both Forbes and Forbes Media LLC. He joined Forbes Media LLC in 2011 and, before serving as the Chief Executive Officer, held the positions of Forbes Media LLC’s President and Chief Operating Officer. Mr. Federle is a 25-year veteran of the media industry and has held top positions as the Publisher of Fortune magazine and the Group Publisher of the Time Inc. Business & Finance Network that included media properties such as Fortune, Money, Business2.0 and CNNMoney. He was a Co-Founder, President and Chief Operating Officer of Techonomy Media Inc, a multimedia company based in New York, in which Forbes Media LLC acquired an equity interest in July 2011. Mr. Federle received his B.A. from Colby College. We believe Mr. Federle’s extensive experience in the media industry, his strategic vision for the company, his understanding of Forbes’ business and his expertise in product development, marketing and business building makes him qualified to serve on the New Forbes Board.
MariaRosa Cartolano is the General Counsel of Forbes Media LLC, a wholly-owned subsidiary of Forbes, and has held that position since 2012. Her tenure at Forbes Media LLC began in 1989, when she joined the company as the Assistant General Counsel. Prior to joining Forbes Media LLC, Ms. Cartolano served as the Associate General Counsel at First Investors Corporation. Ms. Cartolano earned her B.A. from Fordham University and her J.D. from Fordham University School of Law.
Jessica Sibley is the Chief Operations Officer of Forbes Media LLC, a wholly-owned subsidiary of Forbes. Ms. Sibley has held that position since January 2022, before which she served as the company’s Chief Revenue Officer from 2020 to 2022, Chief Sales Officer from 2018 to 2020, SVP of Sales for the U.S. and Europe from 2016 to 2018, SVP Ad Sales East + EMEA in 2016, and VP Ad Sales East from 2014 to 2016. Before joining Forbes, Ms. Sibley held leadership positions at several global media companies, including Condé Nast, Bloomberg, and The Wall Street Journal, respectively. Ms. Sibley is also co-chair of IAB’s CRO Council, serves on the board of directors for The Ad Council, The Business Marketing Association and is a Member of the Board of Advisors at Chief and Her Campus. Ms. Sibley earned her B.A. from Hobart College and William Smith Colleges.
Michael D. York is the Chief Financial Officer of Forbes and Forbes Media LLC, a wholly-owned subsidiary of Forbes. Mr. York began his career at Forbes Media LLC in 2002 as a financial analyst and held the position of SVP of Finance before serving as the company’s Chief Financial Officer in 2015. Prior to joining Forbes Media LLC, Mr. York served as an auditor for a public accounting firm in the greater Boston area. Mr. York earned a Bachelor of Science in Accounting and Finance from Nichols College and is licensed as a Certified Public Accountant in the Commonwealth of Massachusetts.
Directors
Board Composition
Following the Closing, it is expected that the current management of Forbes will become the management of the post-combination company, and the New Forbes Board will consist of nine directors. Pursuant to the Business Combination Agreement and the Amended and Restated Investor Rights Agreement, upon Closing, the New Forbes Board will consist of (i) Jonathan Lin, who has been designated by the Sponsor, (ii) two individuals designated by IWM, one of which is Jeffrey Yam, (iii) Michael Federle, as the chief executive officer director, (iv) Yu Qian (Bill) and Patrick Hillmann, who have been designated by Binance, and (v) three individuals to be jointly designated by unanimous agreement of the Sponsor, IWM and Binance, two of which are Lynne Biggar and Nick Bell. Mr. Federle’s biography can be found above and the biographies for Jonathan Lin, Jeffrey Yam, Lynne Biggar, Nick Bell, Yu Qian (Bill), Patrick Hillmann, Shelley Y. Simms and Kevin K. Leung are below .
Each director will continue to serve as a director until the election and qualification of their successor, or until their earlier death, resignation or removal. Additional details regarding the board of directors of Forbes will be provided in a subsequent amendment to this Proxy Statement, of which this proxy statement forms a part.
When considering whether directors and director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the New Forbes Board to satisfy its oversight responsibilities effectively in light of its business and structure, the New Forbes Board expects to focus primarily on each person’s background and experience reflected in the information discussed in each of the directors’ individual biographies set forth below in order to provide an appropriate mix of experience and skills relevant to the size and nature of its business.
Jonathan Lin is the Chief Executive Officer and Chairman of the board of Magnum Opus Acquisition Limited. Mr. Lin is the Co-Founder, Partner and Chief Investment Officer at L2 Capital Partners (“L2 Capital”) and has over a decade of international public and private investment experience. Prior to co-founding L2 Capital in 2020, Mr. Lin served as a Portfolio Manager and Managing Director at Point72 Asset Management (“Point72”), a $15 billion alternative investment firm, from 2016 to 2020. Prior to joining Point72, Mr. Lin worked at Och-Ziff Capital Management Group (“Och-Ziff”), a $36 billion multi-strategy investment firm, from 2011 to 2016, where he focused on merger arbitrage, event-driven, private equity and served as a non-executive director on multiple Och-Ziff portfolio companies. Mr. Lin’s additional experience includes working at the private equity firm, Madison Dearborn Partners, and in the investment banking and mergers and acquisitions group at Citigroup. Mr. Lin holds a Bachelor of Commerce with Honors from the University of British Columbia. We believe Mr. Lin’s management and investment experience will make him a valuable addition to the New Forbes Board.
Jeffrey Yam has been a Principal Investor at Integrated Capital since 2017. Mr. Yam also serves as the head of Strategic Investments for Forbes Media LLC, a wholly-owned subsidiary of Forbes, and sits on the company’s board of directors. Mr. Yam joined the Forbes team in 2017. He is also a Venture Partner of MindWorks Ventures, a Pan-Asian venture capital firm. Mr. Yam’s prior experience includes investment banking in the mergers and acquisitions and transaction group at BNP Paribas from 2015 to 2016 and in the strategic advisory and corporate finance group at Credit Suisse Group AG in 2015. Mr. Yam earned his Bachelor of Science in Business Administration from Boston University Questrom School of Business. We believe Mr. Yam will be a valuable addition to the New Forbes Board given his investment and venture capital experience.
Lynne Biggar was the Executive Vice President and Global Chief Marketing Officer of Visa (NYSE: V) from February 2016 to February 2022. In this role, Ms. Biggar led Visa’s global brand and marketing strategy, including all consumer, B2B and client marketing activities that advance Visa’s brand and business goals, and oversees management and activation of Visa’s world-leading sponsorship assets, marketing capabilities and insights and analytics. Ms. Biggar has been recognized by Business Insider as one of the 25 Most Innovative CMOs in the World (2020), by Adweek as one of the Most Powerful Women in Sports (2018-2020) and one of the Most Tech Savvy CMOs (2018), and by Brand Innovator as one of the Top 100 Women in Brand Marketing (2017-2021). Before joining Visa in February 2016, Ms. Biggar was the Executive Vice President/Consumer Marketing + Revenue at Time Inc., where she was responsible for driving over $1 billion in annual multi-platform consumer revenue for Time Inc. Prior to her role at Time Inc., Ms. Biggar spent more than 20 years at American Express in a variety of leadership positions across high-profile revenue-generating operating and marketing divisions and was a member of the company’s global management team. In addition, Ms. Biggar was an Independent Board Director of Voya (NYSE: VOYA) from 2014 to 2021 and a Board Director of Marketo from early 2015 to late 2016 and currently serves on the boards of The New 42nd Street, Visa Foundation, Association of National Advertisers (ANA), Ad Council, Mobile Marketing Association (MMA), and Sports Innovation Lab’s Women’s Leadership Board. Ms. Biggar holds a BA in international relations from Stanford University and an MBA from Columbia University. We believe Ms. Biggar’s consumer brand building and marketing experience will make her a valuable addition to the New Forbes Board.
Nick Bell serves as an executive at Google Inc., leading the teams responsible for Google’s Search Experience, including the Search Box, Search Results Page, Image & Video Search and Lens products. Prior to joining Google in 2020, Mr. Bell was the Global Vice President of Content & Partnerships at Snap Inc.(NYSE: SNAP), where he oversaw Snapchat’s content products and global partnerships, conceived Snapchat Discover and helped develop the company’s first advertising products. Before joining Snap Inc. in 2014, Mr. Bell was the Senior Vice President of Digital at News Corp., where he led global strategy for world-leading brands such as The Wall Street Journal and The Times of London. Mr. Bell is also an active angel investor and serves as a senior advisor to several high growth companies. In addition, Mr. Bell is an advisor for UNICEF’s Soccer Aid. We believe Mr. Bell’s technology, management, and investment experience will make him a valuable addition to the New Forbes Board.
Yu Qian (Bill) manages the Binance Labs Fund II and oversees the corporate fundraising and M&A activities of Binance. Prior to joining Binance in 2021, Mr. Qian was the head of Strategy & Investment of JD Technology under JD Group (“JD”), a leading technology driven e-commerce company in China, for six years. Prior to JD, Mr. Qian worked for Trustbridge Partners. Mr. Qian is also a member of the executive committee of Hillhouse Value Investing Institution. Mr. Qian completed his Bachelor of Engineering at Shanghai Jiao Tong University, MSc Finance at Nanyang Technological University and MBA at the University of Toronto. We believe Mr. Qian’s management and investment experience will make him a valuable addition to the New Forbes Board.
Patrick Hillmann is currently Binance’s Global Chief Communications Officer, where he oversees all of the organization’s strategic positioning, corporate communications and brand public relations in more than 100 markets across the globe. Before joining Binance in 2021, Mr. Hillmann was the Global Head of Innovation, Crisis & Risk at Edelman, a global communications firm. Prior to joining Edelman in 2019, Mr. Hillmann served as the Vice President of Advocacy for the National Association of Manufacturers (“NAM”), where he oversaw the reconstruction of the organization’s public affairs and digital advocacy departments. Mr. Hillmann joined the NAM in 2018 from General Electric (“GE”), where he oversaw the company’s global public advocacy initiatives, including the launch and rapid expansion of its issues management program. Prior to joining GE in 2016, Mr. Hillmann worked on a multitude of global issues and crises in various capacities. In 2008, he worked with the European Commission in its Directorate General of External Relations. Mr. Hillmann also held senior positions at two global crisis management firms where he counseled various high-profile clients through major regulatory actions, cybersecurity matters and antitrust legislation, among other reputation and business continuity issues. Mr. Hillmann received his B.S. from the University of Illinois Urbana-Champaign and master’s degree from the University of Wisconsin-Madison. We believe Mr. Hillmann’s management and corporate communications experience will make him a valuable addition to the New Forbes Board.
Shelley Y. Simms is the General Counsel and Chief Compliance Officer of Xponance, Inc., a multi-strategy investment firm. Ms. Simms joined Xponance in 2004 and has over 25 years of diverse legal and financial experience. Prior to joining Xponance, Ms. Simms was an independent legal consultant to

ARAMARK Corporation from 2002 to 2004, and prior thereto, she held legal positions at Comcast Corporation and Ballard Spahr LLP. Ms. Simms is an independent director of 1st Colonial Bancorp and 1st Colonial Bank (OTC: FCOB), where she serves on the Audit and Bank Secrecy Act Committees, and is a member of the Ethics Commission for the Commonwealth of Pennsylvania. Ms. Simms is a graduate of Brown University with honors and received her Juris Doctorate from Harvard Law School, where she was a Supervising Editor of the Harvard Law Review. We believe Ms. Simms will be a valuable addition to the New Forbes Board given her experience in management, corporate finance and corporate governance, as well as her expertise as a senior legal advisor to both corporate and public sector entities.
Kevin K. Leung is the Founder and Managing Partner of Prospera Law, LLP, a Los Angeles based full service law firm. Mr. Leung regularly represents clients ranging from small start-ups to Fortune 500 companies, advising in areas including corporate finance, mergers and acquisitions and cross-border transactions. Mr. Leung also has vast experience advising on private equity financings, secured debt transactions, Exchange Act and Securities Act compliance, IPOs, PIPEs, follow-on and secondary financings, 144A transactions, SPACs, joint ventures, commercial matters and other business transactions, and practice spans a variety of industries including media, alternative energy, electric vehicles, clean coal technologies, composite materials, apparel brands, drug stores, e-commerce, bio-tech and wireless technologies. Prior to founding Prospera Law, LLP in November 2010, Kevin practiced in the tax and corporate groups at Paul Hastings, Allen Matkins and Richardson & Patel, where he was one of the managing partners of the firm. In addition, Mr. Leung has continuously served as a director at Forbes Global Media Holdings Inc. and Forbes Media LLC since September 2014. Mr. Leung is a member of the State Bar of California, the Los Angeles County Bar Association, the Southern California Chinese Lawyers Association (where he served on the Board of Governors) and the Asian Business League. Mr. Leung earned his J.D. from Loyola Law School and his Bachelor of Arts degree from the University of California at Irvine. We believe Mr. Leung will be a valuable addition to the New Forbes Board given his corporate finance and legal experience and long history with Forbes Media.
Corporate Governance
Director Independence
As a result of the Company’s ordinary shares being listed on the NYSE following consummation of the Business Combination, it will be required to comply with the applicable rules of such exchange in determining whether a director is independent. The New Forbes Board will undertake a review of the independence of the individuals named above. Based on information provided by each director concerning his or her background, employment and affiliations, it is anticipated that the New Forbes Board will determine that each of       qualifies as “independent” as defined under applicable SEC rules and the NYSE listing standards.
Committees of the Board of Directors
The New Forbes Board will direct the management of its business and affairs, as provided by Cayman Islands law, and will conduct its business through meetings of the New Forbes Board and its standing committees. The New Forbes Board will have a standing audit committee, compensation committee and nominating and corporate governance committee, each of which will operate under a written charter.
In addition, from time to time, special committees may be established under the direction of the board of directors when the board deems it necessary or advisable to address specific issues. Following the Business Combination, current copies of committee charters will be posted on Forbes’ website, www.forbes.com, as required under applicable SEC rules and NYSE rules. The information on or available through such website is not deemed incorporated in this proxy statement and does not form part of this proxy statement.
Audit Committee
Upon Closing, the audit committee is anticipated to consist of      ,           and           , with         serving as the chair of the committee. It is anticipated that the New Forbes Board will determine that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and applicable NYSE listing rules. It is anticipated that each member of our audit committee will meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NYSE listing rules. In arriving at this determination, it is anticipated that the New Forbes Board will examine each audit committee member’s scope of experience and the nature of their prior and/or current employment.
It is anticipated that the New Forbes Board will determine that                 qualifies as an audit committee financial expert within the meaning of SEC regulations and meets the financial sophistication requirements of the NYSE listing rules. In making this determination, it is anticipated that the New Forbes Board will consider                 ’s formal education and previous and current experience in financial and accounting roles. The independent registered public accounting firm and management periodically will meet privately with the audit committee.
The audit committee’s responsibilities will include, among other things:
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appointing, compensating, retaining, evaluating, terminating and overseeing the independent registered public accounting firm;

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discussing with the independent registered public accounting firm their independence from management;

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reviewing with the independent registered public accounting firm the scope and results of their audit;

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pre-approving all audit and permissible non-audit services to be performed by the independent registered public accounting firm;

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overseeing the financial reporting process and discussing with management and the independent registered public accounting firm the interim and annual financial statements that Forbes files with the SEC;

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reviewing and monitoring accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements; and

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establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters.

Compensation Committee
Upon Closing, the compensation committee is anticipated to consist of            ,            and            , with             serving as the chair of the committee.           and             are non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act. It is anticipated that the New Forbes Board will determine that                  and             are “independent” as defined under applicable NYSE listing standards, including the standards specific to members of a compensation committee. The compensation committee’s responsibilities include, among other things:
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reviewing and approving corporate goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating the performance of the Chief Executive Officer in light of these goals and objectives and setting or making recommendations to the board of directors regarding the compensation of the Chief Executive Officer;

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reviewing and setting, or making recommendations to the board of directors regarding, the compensation of other executive officers;

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making recommendations to the board of directors regarding the compensation of directors;

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reviewing and approving, or making recommendations to the board of directors regarding, incentive compensation and equity-based plans and arrangements; and

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appointing and overseeing any compensation consultants.

We anticipate that the composition and functioning of the compensation committee will meet the requirements for independence under applicable NYSE listing standards.

Nominating and Corporate Governance Committee
Upon Closing, the nominating and corporate governance committee is anticipated to consist of                 ,                 and                 . It is anticipated that the New Forbes Board will determine that each of these individuals is “independent” as defined under applicable SEC rules and NYSE listing standards.
The nominating and corporate governance committee’s responsibilities include, among other things:
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identifying individuals qualified to become members of the board of directors, consistent with criteria approved by the board of directors;

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recommending to the board of directors the nominees for election to the board of directors at annual meetings of shareholders;

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overseeing an evaluation of the board of directors and its committees; and

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developing and recommending to the board of directors a set of corporate governance guidelines.

We anticipate that the composition and functioning of the nominating and corporate governance committee will meet the requirements for independence under current NYSE listing standards.
The New Forbes Board may from time to time establish other committees.
Code of Ethics
We will have a code of ethics that applies to all of our executive officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The code of ethics will be available on our website, www.forbes.com. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics on our website rather than by filing a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of the intended members of our compensation committee immediately after the Closing has ever been an officer or employee of Magnum Opus. None of our intended executive officers immediately after the Closing currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity, other than the Forbes Group, that has one or more executive officers that has served as a member of our board of directors or compensation committee prior to the Closing or will serve as a member of the New Forbes Board or the compensation committee of the post-combination company.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Related Party Transactions — Magnum Opus
Founder Shares
In January 2021, the Sponsor paid $25,000 to cover certain offering and formation costs of Magnum Opus in consideration for 5,750,000 Founder Shares. Before the completion of the IPO, the Sponsor transferred 162,500 Founder Shares to each of Messrs. Frank Han and Kevin Lee, 50,000 Founder Shares to each of Messrs. Sammy Hsieh and Alexandre Casin and 25,000 Founder Shares to each of Messrs. Johnny Liu, Dickson Cheng and Kersten Hui, respectively. In March 2021, 750,000 Founder Shares held by the Sponsor were forfeited. In February 2022, the Company, the Sponsor and Michael Federle, Forbes’ Chief Executive Officer, entered into a Transaction Bonus Plan and Agreement to Assign Founder Shares, pursuant to which the Sponsor will transfer 200,000 Founder Shares to Mr. Federle and any member of Forbes’ management as he may designate, immediately following and contingent upon the Closing as part of a transaction bonus.
The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any of the Founder Shares until the earlier of (A) one year after the completion of the Company’s initial business combination and (B) subsequent to the business combination, (x) if the closing price of the Company’s Public Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination or (y) the date on which the Company completes a liquidation, merger, amalgamation, capital share exchange, reorganization or other similar transaction that results in all of the Public Shareholders having the right to exchange their shares for cash, securities or other property.
Private Warrants
Concurrently with the closing of the IPO, we consummated a private placement to our Sponsor of 6,000,000 warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per warrant, in a private placement generating gross proceeds of $6.0 million. The proceeds from the sale of the Private Warrants were added to the net proceeds from the IPO held in the Trust Account. If Magnum Opus does not complete a business combination prior to March 25, 2023, the proceeds from the sale of the Private Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Warrants will expire worthless.
Sponsor Loan
On January 26, 2021, we issued an unsecured promissory note to the Sponsor (the “Promissory Note”), pursuant to which we could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) December 31, 2021 or (ii) the consummation of IPO. The note has been fully repaid and terminated.
Working Capital Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor, members of our management team, their affiliates or other third parties may, but are not obligated to, loan us funds as may be required (“Working Capital Loans”). If we complete a business combination, we would repay the Working Capital Loans out of the proceeds of the Trust Account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close by March 25, 2023, we may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $2,000,000 of such Working Capital Loans may be convertible into warrants of the post-combination company at a price of $1.00 per warrant. The warrants would be identical to the Private Warrants. As of the date of this proxy statement, no such Working Capital Loan has been extended.
Administrative Services Agreement
We entered into an agreement, commencing March 23, 2021 through the earlier of the consummation of a business combination or our liquidation, to pay the Sponsor a monthly fee of $10,000 for office space, utilities, secretarial and administrative services. For the period from January 22, 2021 (inception) through December 31, 2021, the Company incurred $100,000 in fees for these services. As of December 31, 2021, $10,000 related to this agreement is recorded in accrued expenses on the condensed balance sheet.
Registration Rights
On March 23, 2021, we entered into a Registration and Shareholder Rights Agreement, pursuant to which , our Initial Shareholders and their permitted transferees, if any, will be entitled to certain registration rights with respect to the Class A ordinary shares issuable upon conversion of the Founder Shares and Private Warrants and the Class A ordinary shares underlying the Private Warrants issuable upon conversion of working capital loans. Concurrently with the execution of the Business Combination Agreement, we, our Initial Shareholders, IWM and Highlander entered into the Investor Rights Agreement, as amended by the Amended and Restated Investor Rights Agreement, which replaced the Registration and Shareholder Rights Agreement. Pursuant to the Amended and Restated Investor Rights Agreement, we will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and certain holders have been granted customary demand and piggyback registration rights.
Certain Relationships and Related Party Transactions — Forbes
Services Agreement
On July 16, 2014, Forbes Media, LLC, a subsidiary of Forbes Global Media Holdings, Inc., entered into a Services Agreement with Highlander Management Co. of NY, Inc., a subsidiary of Highlander, which was amended on November 30, 2018. In connection with the Business Combination, the parties entered into the Second Amendment to the Services Agreement, which will become effective upon the consummation of the Business Combination. Under the Services Agreement and the Second Amendment to the Services Agreement, members of the Forbes family agreed to provide certain services to Forbes, including attendance at board meetings and company events and conferences, in addition to the provision of other services to Forbes consistent with past practice. Highlander and members of the Forbes family also agreed to certain confidentiality obligations and non-competition and non-solicitation obligations for a period of two years years after the Closing. Highlander is entitled to an annual fee of $1 million and maximum travel reimbursement payments of up to $250,000. The Services Agreement is terminable by either party upon thirty (30) days written notice upon the occurrence of the second (2nd) anniversary of the Closing.
Shareholders Agreement
IWM, Forbes Global Holdings Inc., Forbes Global Media Holdings, Inc. and Highlander Management LLC are party to a Shareholders Agreement pursuant to which the parties agreed to certain protective provisions, board composition matters, drag-along rights, tag-along rights, preemptive rights, information rights and other rights. The Shareholders Agreement was terminated in connection with a Settlement Agreement, dated November 26, 2016, entered into among IWM, Forbes Global Holdings Inc., Forbes Global Media Holdings, Inc., Highlander Management LLC, Forbes Media Holdings LLC and Forbes Financial Services LLC. Certain provisions of the Shareholders Agreement survived termination, including tag-along rights, drag-along rights, preemptive rights and information rights. The surviving provisions of the Shareholders Agreement will be terminated concurrently with the Closing.
Executive Officer and Director Compensation Arrangements
See “Director and Executive Compensation” for information regarding compensation arrangements with the executive officers and directors of Forbes, which include, among other things, employment, termination of employment and change in control arrangements, stock awards and certain other benefits.

Indemnification Agreements
We intend to enter into indemnification agreements with the post-combination company’s directors and executive officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws will require us to indemnify our directors and executive officers to the fullest extent permitted by law.
Policies and Procedures for Related Person Transactions
Following the Business Combination, the post-combination company’s audit committee will have the primary responsibility for reviewing and approving or disapproving “related party transactions”, which are transactions between the post-combination company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The charter of the audit committee of the post-combination company will provide that the audit and risk committee will review and approve in advance any related party transaction.
Review and Approval of Review and Approval of Related Person Transactions
In connection with the Business Combination, the post-combination company plans to adopt a policy for the review and approval of related party transaction, which will require, among other things, that:
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The audit committee will review the material facts of all related person transactions.

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In reviewing any related person transaction, the audit committee will take into account, among other factors that it deems appropriate, whether the related person transaction is on terms no less favorable to the post-combination company than terms generally available in a transaction with an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

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In connection with its review of any related person transaction, the post-combination company will provide the audit committee with all material information regarding such related person transaction, the interest of the related person and any potential disclosure obligations of the post-combination company in connection with such related person transaction.

If a related person transaction will be ongoing, the audit committee may establish guidelines for the management of the post-combination company to follow in its ongoing dealings with the related person.

DESCRIPTION OF SECURITIES
The following summary of the material terms of the post-combination company’s securities following the Business Combination is not intended to be a complete summary of the rights and preferences of such securities. The full text of the proposed Second Amended and Restated Memorandum and Articles of Association is attached as Annex B to this proxy statement. We urge you to read our Second Amended and Restated Memorandum and Articles of Association in its entirety for a complete description of the rights and preferences of the post-combination company’s securities following the Business Combination.
Authorized and Outstanding Share Capital
We are an exempted company incorporated with limited liability in the Cayman Islands and our affairs will be governed by the Second Amended and Restated Memorandum and Articles of Association, the Cayman Companies Act and the common law of the Cayman Islands. Pursuant to the Second Amended and Restated Memorandum and Articles of Association, which will be adopted upon the Closing, our authorized share capital will be $55,500 divided into 550,000,000 ordinary shares of a par value of $0.0001 each and 5,000,000 preference shares of a par value of $0.0001 each. All of our outstanding ordinary shares are, and the ordinary shares issuable in connection with the Business Combination pursuant to the Business Combination Agreement and the Private Placement will be, validly issued, fully paid and non-assessable. On           , 2022, there were           ordinary shares outstanding, held of record by approximately           holders of Ordinary shares, no preference share outstanding and           warrants outstanding held of record by approximately           holders of warrants. Such numbers do not include DTC participants or beneficial owners holding shares through nominee names.
Ordinary Shares
The Second Amended and Restated Memorandum and Articles of Association provides that the ordinary shares of the post-combination company will have identical rights, powers, preferences and privileges to current Class A ordinary shares as described in our final prospectus dated March 23, 2021. Each Class B ordinary shares outstanding immediately prior to the adoption of the Second Amended and Restated Memorandum and Articles of Association will automatically convert into one share of Class A ordinary shares. Pursuant to the Second Amended and Restated Memorandum and Articles of Association, all Class A ordinary shares will be re-designated as ordinary shares.
Voting Rights
Each registered holder of the ordinary shares of the post-combination company will be entitled to one vote for each share of which he is the registered holder, subject to any rights and restrictions for the time being attached to any share. Unless specified in the Second Amended and Restated Memorandum and Articles of Association, or as required by applicable provisions of the Cayman Companies Act or applicable stock exchange rules, an ordinary resolution, being, the affirmative vote of shareholders holding a majority of the ordinary shares which are voted on such resolution in person or by proxy at a quorate general meeting of the company or a unanimous written resolution of all of our shareholders entitled to vote at a general meeting of the company, is required to approve any such matter voted on by our shareholders. Approval of certain actions, such as amending our amended and restated memorandum and articles of association, reducing our share capital, registration by way of continuation in a jurisdiction outside the Cayman Islands and merger or consolidation with one or more other constituent companies, will require special resolutions under Cayman Islands law and pursuant to the Second Amended and Restated Memorandum and Articles of Association, being the affirmative vote of shareholders holding a majority of not less than two-thirds of the shares which, being so entitled, are voted thereon in person or by proxy at a quorate general meeting of the company or a unanimous written resolution of all of our shareholders entitled to vote at a general meeting of the company.
Dividend Rights
The board of directors may resolve to pay dividends and other distributions on shares in issue and authorize payment of the dividends or other distributions out of the funds of the Company lawfully available therefor. Dividends or other distribution shall only be paid out of the realized or unrealized profits of the Company, out of the share premium account or as otherwise permitted by law. The board of directors may, before resolving to pay any dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at its discretion, be applicable for any purpose of the Company and pending such application may, at its discretion, be employed in the business of the Company.
Except as otherwise provided by the rights attached to any shares, all dividends and other distributions shall be paid according to the par value of the shares. No dividend or other distribution shall bear interest against the Company.
Liquidation Rights
In the event of a liquidation, dissolution or winding up of the company after a business combination, our shareholders are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision is made for each class of shares, if any, having preference over the ordinary shares.
Preemptive or Other Rights
Our shareholders have no preemptive or other subscription rights.
Registration Rights
Following the Business Combination, certain of our shareholders and the Sponsor will be entitled to certain registration rights under the terms of the Amended and Restated Investor Rights Agreement and the Subscription Agreement. For a discussion of such rights, see “Proposal No. 1 — The Business Combination Proposal — Investor Rights Agreement” and “Proposal No. 1 — The Business Combination Proposal — Subscription Agreements.”
Election of Directors
Following the Business Combination, directors may be appointed to or removed from the New Forbes Board by an ordinary resolution. Directors may appoint any person to be a director, either to fill a vacancy or as an additional director, provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the Second Amended and Restated Memorandum and Articles of Association.
Following the Business Combination, under the terms of the Amended and Restated Investor Rights Agreement, the New Forbes Board will be comprised of nine (9) directors with a composition as follows: (i) one (1) individual nominated by Sponsor; (ii) two (2) individuals nominated by IWM, at least one of which shall be independent; (iii) the chief executive officer of the Company; (iv) two individuals nominated by Binance; and (v) three individuals jointly nominated by unanimous agreement of the Sponsor, IWM and Binance. The directors shall be divided into three classes (Class I, Class II and Class III). The number of directors in each class shall be as nearly equal as possible. IWM, Binance and Sponsor will be entitled to designate their respective nominees for so long as they continue to hold a minimum number of shares of Forbes following the Business Combination. The initial directors shall by resolution classify themselves as Class I, Class II or Class III directors provided that the number of directors in each class shall be as nearly equal as possible. The initial term of the Class I directors shall expire immediately following the Company’s 2023 annual general meeting of the Company at which directors are appointed. The initial term of the Class II directors shall expire immediately following the Company’s 2024 annual general meeting of the Company at which directors are appointed. The initial term of the Class III directors shall expire immediately following the Company’s 2025 annual meeting at which directors are appointed. Commencing at the Company’s 2023 annual general meeting, and at each annual general meeting thereafter, directors appointed to succeed those directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.
Shareholder Meetings
In accordance with NYSE corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year-end following our listing on the NYSE. There is no requirement under the Cayman Companies Act for us to hold annual or general meetings or appoint directors.

Warrants
Public Warrants
Each whole warrant entitles the registered holder to purchase one ordinary share at a price of $11.50 per share, subject to adjustment as discussed below, at any time commencing on the later of twelve months from the closing of the IPO and 30 days after the Closing, except as discussed in the immediately succeeding paragraph. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of ordinary shares. This means only a whole warrant may be exercised at a given time by a warrant holder. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Accordingly, unless you purchase at least two units, you will not be able to receive or trade a whole warrant. The warrants will expire five years after the Closing, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
We will not be obligated to deliver any ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to our satisfying our obligations described below with respect to registration, or a valid exemption from registration is available, including in connection with a cashless exercise permitted as a result of a notice of redemption described below under “Redemption of Warrants When the Price per Ordinary Share Equals or Exceeds $10.00.” No warrant will be exercisable and we will not be obligated to issue ordinary shares upon exercise of a warrant unless the ordinary share issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants. In the event that the conditions in the two immediately preceding sentences are not satisfied with respect to a warrant, the holder of such warrant will not be entitled to exercise such warrant and such warrant may have no value and expire worthless. In no event will we be required to net cash settle any warrant. In the event that a registration statement is not effective for the exercised warrants, the purchaser of a unit containing such warrant will have paid the full purchase price for the unit solely for the ordinary share underlying such unit.
We have agreed that as soon as practicable, but in no event later than 15 business days after the Closing, we will use our commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the ordinary shares issuable upon exercise of the warrants, and we will use our commercially reasonable efforts to cause the same to become effective within 60 business days after the Closing, and to maintain the effectiveness of such registration statement and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the ordinary shares issuable upon exercise of the warrants is not effective by the sixtieth business day after the Closing, warrant holders may, until such time as there is an effective registration statement and during any period when we will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if our ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, we may, at our option, require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event we so elect, we will not be required to file or maintain in effect a registration statement, and in the event we do not so elect, we will use our commercially reasonably efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available. In such event, each holder would pay the exercise price by surrendering the warrants for that number of ordinary shares equal to the lesser of (A) the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” (defined below), less the exercise price of the warrants by (y) the fair market value and (B) 0.361 ordinary shares per warrant. The “fair market value” as used in this paragraph shall mean the volume-weighted average price of the ordinary shares for the 10 trading days ending on the trading day prior to the date on which the notice of exercise is received by the warrant agent.
Redemption of Warrants When the Price per Ordinary Share Equals or Exceeds $18.00.
Once the warrants become exercisable, we may redeem the outstanding warrants (except for so long as they are held by our Sponsor or its permitted transferees):

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in whole and not in part;

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at a price of $0.01 per warrant;

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upon a minimum of 30 days’ prior written notice of redemption to each warrant holder; and

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if, and only if, the closing price of the ordinary shares equals or exceeds $18.00 per share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-dilution Adjustments”) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

We will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those ordinary shares is available throughout the 30-day redemption period. If and when the warrants become redeemable by us, we may exercise our redemption right even if we are unable to register or qualify the underlying securities for sale under all applicable state securities laws.
We have established the last of the redemption criteria discussed above to prevent a redemption call unless there is at the time of the call a significant premium to the warrant exercise price. If the foregoing conditions are satisfied and we issue a notice of redemption of the warrants, each warrant holder will be entitled to exercise his, her or its warrant prior to the scheduled redemption date. However, the price of the ordinary shares may fall below the $18.00 redemption trigger price (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-dilution Adjustments”) as well as the $11.50 (for whole shares) warrant exercise price after the redemption notice is issued.
Redemption of warrants when the price per ordinary share equals or exceeds $10.00.
Once the warrants become exercisable, we may redeem the outstanding warrants (except for so long as they are held by our Sponsor or its permitted transferees):
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in whole and not in part;

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at a price of $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption, provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of shares determined by reference to the table below, based on the redemption date and the “fair market value” of the ordinary shares (as defined below) except as otherwise described below; and

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if, and only if, the closing price of the ordinary shares equals or exceeds $10.00 per Public Share (as adjusted for adjustments to the number of shares issuable upon exercise or the exercise price of a warrant as described under the heading “— Anti-dilution Adjustments”) for any 20 trading days within the 30-trading day period ending on the third trading day prior to the date on which we send the notice of redemption to the warrant holders.

Beginning on the date the notice of redemption is given until the warrants are redeemed or exercised, holders may elect to exercise their warrants on a cashless basis. The numbers in the table below represent the number of ordinary shares that a warrant holder will receive upon such cashless exercise in connection with a redemption by us pursuant to this redemption feature, based on the “fair market value” of the ordinary shares on the corresponding redemption date (assuming holders elect to exercise their warrants and such warrants are not redeemed for $0.10 per warrant), determined for these purposes based on the volume-weighted average price of the ordinary shares during the ten trading days immediately following the date on which the notice of redemption is sent to the holders of warrants, and the number of months that the corresponding redemption date precedes the expiration date of the warrants, each as set forth in the table below. We will provide our warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends.
The share prices set forth in the column headings of the table below will be adjusted as of any date on which the number of shares issuable upon exercise of a warrant or the exercise price of a warrant is adjusted as set forth under the heading “— Anti-dilution Adjustments” below. If the number of shares issuable upon exercise of a warrant is adjusted, the adjusted share prices in the column headings will equal the share prices immediately prior to such adjustment, multiplied by a fraction, the numerator of which is the exercise price of the warrant after such adjustment and the denominator of which is the number of shares deliverable upon exercise of a warrant as so adjusted. The number of shares in the table below shall be adjusted in the same manner and at the same time as the number of shares issuable upon exercise of a warrant. If the exercise price of a warrant is adjusted, (a) in the case of an adjustment pursuant to the fifth paragraph under the heading “— Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price, multiplied by a fraction, the numerator of which is the higher of the Market Value and the Newly Issued Price as set forth under the heading “— Anti-dilution Adjustments” and the denominator of which is $10.00; and (b) in the case of an adjustment pursuant to the second paragraph under the heading “— Anti-dilution Adjustments” below, the adjusted share prices in the column headings will equal the unadjusted share price less the decrease in the exercise price of a warrant pursuant to such exercise price adjustment.
	Fair Market Value of Ordinary Shares
Redemption Date (Period to Expiration of Warrants)	≤$10.00	11.00	12.00	13.00	14.00	15.00	16.00	17.00	≥18.00
60 months	0.261	0.281	0.297	0.311	0.324	0.337	0.348	0.358	0.361
57 months	0.257	0.277	0.294	0.310	0.324	0.337	0.348	0.358	0.361
54 months	0.252	0.272	0.291	0.307	0.322	0.335	0.347	0.357	0.361
51 months	0.246	0.268	0.287	0.304	0.320	0.333	0.346	0.357	0.361
48 months	0.241	0.263	0.283	0.301	0.317	0.332	0.344	0.356	0.361
45 months	0.235	0.258	0.279	0.298	0.315	0.330	0.343	0.356	0.361
42 months	0.228	0.252	0.274	0.294	0.312	0.328	0.342	0.355	0.361
39 months	0.221	0.246	0.269	0.290	0.309	0.325	0.340	0.354	0.361
36 months	0.213	0.239	0.263	0.285	0.305	0.323	0.339	0.353	0.361
33 months	0.205	0.232	0.257	0.280	0.301	0.320	0.337	0.352	0.361
30 months	0.196	0.224	0.250	0.274	0.297	0.316	0.335	0.351	0.361
27 months	0.185	0.214	0.242	0.268	0.291	0.313	0.332	0.350	0.361
24 months	0.173	0.204	0.233	0.260	0.285	0.308	0.329	0.348	0.361
21 months	0.161	0.193	0.223	0.252	0.279	0.304	0.326	0.347	0.361
18 months	0.146	0.179	0.211	0.242	0.271	0.298	0.322	0.345	0.361
15 months	0.130	0.164	0.197	0.230	0.262	0.291	0.317	0.342	0.361
12 months	0.111	0.146	0.181	0.216	0.250	0.282	0.312	0.339	0.361
9 months	0.090	0.125	0.162	0.199	0.237	0.272	0.305	0.336	0.361
6 months	0.065	0.099	0.137	0.178	0.219	0.259	0.296	0.331	0.361
3 months	0.034	0.065	0.104	0.150	0.197	0.243	0.286	0.326	0.361
0 months	—	—	0.042	0.115	0.179	0.233	0.281	0.323	0.361
The exact fair market value and redemption date may not be set forth in the table above, in which case, if the fair market value is between two values in the table or the redemption date is between two redemption dates in the table, the number of ordinary shares to be issued for each warrant exercised will be determined by a straight-line interpolation between the number of shares set forth for the higher and lower fair market values and the earlier and later redemption dates, as applicable, based on a 365- or 366-day year, as applicable. For example, if the volume weighted average price of the ordinary shares during the ten trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $11.00 per share, and at such time there are 57 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.277 ordinary shares for each whole warrant. For an example where the exact fair market value and redemption date are not as set forth in the table above, if the volume-weighted average price of the ordinary shares during the ten trading days immediately following the date on which the notice of redemption is sent to the holders of the warrants is $13.50 per share, and at such time there are 38 months until the expiration of the warrants, holders may choose to, in connection with this redemption feature, exercise their warrants for 0.298 ordinary shares for each whole warrant. In no event will the warrants be exercisable on a cashless basis in connection with this redemption feature for more than 0.361 ordinary shares per warrant (subject to adjustment). Finally, as reflected in the table above, if the warrants are out of the money and about to expire, they cannot be exercised on a cashless basis in connection with a redemption by us pursuant to this redemption feature, since they will not be exercisable for any ordinary shares.
This redemption feature differs from the typical warrant redemption features used in some other blank check offerings, which only provide for a redemption of warrants for cash (other than the Private Warrants) when the trading price for the ordinary shares exceeds $18.00 per share for a specified period of time. This redemption feature is structured to allow for all of the outstanding warrants to be redeemed when the ordinary shares are trading at or above $10.00 per Public Share, which may be at a time when the trading price of the ordinary shares is below the exercise price of the warrants. We have established this redemption feature to provide us with the flexibility to redeem the warrants without the warrants having to reach the $18.00 per share threshold set forth above under “— Redemption of Warrants When the Price per Ordinary Share Equals or Exceeds $18.00.” Holders choosing to exercise their warrants in connection with a redemption pursuant to this feature will, in effect, receive a number of shares for their warrants based on an option pricing model with a fixed volatility input as of the date of this proxy statement. This redemption right provides us with an additional mechanism by which to redeem all of the outstanding warrants, and therefore have certainty as to our capital structure as the warrants would no longer be outstanding and would have been exercised or redeemed. We will be required to pay the applicable redemption price to warrant holders if we choose to exercise this redemption right and it will allow us to quickly proceed with a redemption of the warrants if we determine it is in our best interest to do so. As such, we would redeem the warrants in this manner when we believe it is in our best interest to update our capital structure to remove the warrants and pay the redemption price to the warrant holders.
As stated above, we can redeem the warrants when the ordinary shares are trading at a price starting at $10.00, which is below the exercise price of $11.50, because it will provide certainty with respect to our capital structure and cash position while providing warrant holders with the opportunity to exercise their warrants on a cashless basis for the applicable number of shares. If we choose to redeem the warrants when the ordinary shares are trading at a price below the exercise price of the warrants, this could result in the warrant holders receiving fewer ordinary shares than they would have received if they had chosen to wait to exercise their warrants for ordinary shares if and when such ordinary shares were trading at a price higher than the exercise price of $11.50.
No fractional ordinary shares will be issued upon exercise. If, upon exercise, a holder would be entitled to receive a fractional interest in a share, we will round down to the nearest whole number of the number of ordinary shares to be issued to the holder.
If we call the warrants for redemption as described above, our management will have the option to require any holder that wishes to exercise his, her or its warrant to do so on a “cashless basis.” In determining whether to require all holders to exercise their warrants on a “cashless basis,” our management will consider, among other factors, our cash position, the number of warrants that are outstanding and the dilutive effect on our shareholders of issuing the maximum number of ordinary shares issuable upon the exercise of our warrants. If our management takes advantage of this option, all holders of warrants would pay the exercise price by surrendering their warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” of our ordinary shares (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” will mean the average reported closing price of the ordinary shares for the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. If our management takes advantage of this option, the notice of redemption will contain the information necessary to calculate the number of ordinary shares to be received upon exercise of the warrants. Requiring a cashless exercise in this manner will reduce the number of shares to be issued and thereby lessen the dilutive effect of a warrant redemption. We believe this feature is an attractive option to us if we do not need the cash from the exercise of the warrants after our initial business combination. If we call our warrants for redemption and our management does not take advantage of this option, the holders of the Private Warrants and their permitted transferees would still be entitled to exercise their Private Warrants for cash or on a cashless basis using the same formula described above that other warrant holders would have been required to use had all warrant holders been required to exercise their warrants on a cashless basis, as described in more detail below.
Redemption Procedures
In the event we determine to redeem the warrants, holders of redeemable warrants will be notified of such redemption as described in the warrant agreement. Specifically, in the event that we elect to redeem all of the redeemable warrants as described above, we will fix a date for the redemption (the “Redemption Date”). Notice of redemption will be mailed by first class mail, postage prepaid, by us not less than 30 days prior to the Redemption Date to the registered holders of the warrants to be redeemed at their last addresses as they appear on the registration books. Any notice mailed in the manner provided in the warrant agreement will be conclusively presumed to have been duly given whether or not the registered holder received such notice. In addition, beneficial owners of the redeemable warrants will be notified of such redemption via posting of the redemption notice to DTC.
A holder of a warrant may notify us in writing in the event it elects to be subject to a requirement that such holder will not have the right to exercise such warrant, to the extent that after giving effect to such exercise, such person (together with such person’s affiliates), to the warrant agent’s actual knowledge, would beneficially own in excess of 4.9% or 9.8% (or such other amount as a holder may specify) of the ordinary shares issued and outstanding immediately after giving effect to such exercise.
Anti-dilution Adjustments
If the number of issued and outstanding ordinary shares is increased by a capitalization or share dividend of ordinary shares, or by a split-division of ordinary shares or other similar event, then, on the effective date of such share dividend, split-division or similar event, the number of ordinary shares issuable on exercise of each warrant will be increased in proportion to such increase in the issued and outstanding ordinary shares. A rights offering to holders of ordinary shares entitling holders to purchase ordinary shares at a price less than the “historical fair market value” (as defined below) will be deemed a share dividend of a number of ordinary shares equal to the product of (i) the number of ordinary shares actually sold in such rights offering (or issuable under any other equity securities sold in such rights offering that are convertible into or exercisable for ordinary shares), multiplied by (ii) one minus the quotient of (x) the price per ordinary share paid in such rights offering and divided by (y) the historical fair market value. For these purposes, (i) if the rights offering is for securities convertible into or exercisable for ordinary shares, in determining the price payable for ordinary shares, there will be taken into account any consideration received for such rights, as well as any additional amount payable upon exercise or conversion and (ii) “historical fair market value” means the volume-weighted average price of ordinary shares as reported during the 10-trading day period ending on the trading day prior to the first date on which the ordinary shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive such rights.
In addition, if we, at any time while the warrants are outstanding and unexpired, pay a dividend or make a distribution in cash, securities or other assets to holders of ordinary shares on account of such ordinary shares (or other securities into which the warrants are convertible), other than (a) as described above; (b) any cash dividends or cash distributions which, when combined on a per share basis with all other cash dividends and cash distributions paid on the ordinary shares during the 365-day period ending on the date of declaration of such dividend or distribution (as adjusted to appropriately reflect any other adjustments and excluding cash dividends or cash distributions that resulted in an adjustment to the exercise price or to the number of ordinary shares issuable on exercise of each warrant) does not exceed $0.50 (being 5% of the offering price of the Units in the IPO), (c) to satisfy the redemption rights of the holders of ordinary shares in connection with a proposed initial business combination; (d) to satisfy the redemption rights of the holders of ordinary shares in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not consummate an initial business combination within 24 months from the closing of the IPO or

(B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (e) in connection with the redemption of our Public Shares upon our failure to complete our initial business combination, then the warrant exercise price will be decreased, effective immediately after the effective date of such event, by the amount of cash and/or the fair market value of any securities or other assets paid on each ordinary share in respect of such event.
If the number of issued and outstanding ordinary shares is decreased by a consolidation, combination, reverse share split or reclassification of ordinary shares or other similar event, then, on the effective date of such consolidation, combination, reverse share split, reclassification or similar event, the number of ordinary shares issuable on exercise of each warrant will be decreased in proportion to such decrease in issued and outstanding ordinary shares.
Whenever the number of ordinary shares purchasable upon the exercise of the warrants is adjusted, as described above, the warrant exercise price will be adjusted by multiplying the warrant exercise price immediately prior to such adjustment by a fraction (x) the numerator of which will be the number of ordinary shares purchasable upon the exercise of the warrants immediately prior to such adjustment and (y) the denominator of which will be the number of ordinary shares so purchasable immediately thereafter.
In addition, if (x) we issue additional ordinary shares or equity-linked securities, for capital raising purposes in connection with the Closing at an issue price or effective issue price of less than $9.20 per ordinary share (with such issue price or effective issue price to be determined in good faith by our board of directors and, in the case of any such issuance to our Initial Shareholders or their affiliates, without taking into account any Founder Shares held by our Initial Shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of our initial business combination on the date of the consummation of our initial business combination (net of redemptions), and (z) the volume weighted average trading price of our ordinary shares during the 10-trading day period starting on the trading day prior to the day on which we consummate our initial business combination (such price, the “Market Value”) of our ordinary shares is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price (See “— Redemption of Warrants When the Price Per Ordinary Share Equals or Exceeds $18.00” and “— Redemption of Warrants When the Price Per Ordinary Share Equals or Exceeds $10.00”), and the $10.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price (See “— Redemption of Warrants When the Price Per Ordinary Share Equals or Exceeds $10.00”).
In case of any reclassification or reorganization of the issued and outstanding ordinary shares (other than those described above or that solely affects the par value of such ordinary shares), or in the case of any merger or consolidation of us with or into another entity or conversion of our company as another entity (other than a consolidation or merger in which we are the continuing corporation and are not a subsidiary of another entity whose shareholders did not own all or substantially all of the ordinary shares of our company in substantially the same proportions immediately before such transaction and that does not result in any reclassification or reorganization of our issued and outstanding ordinary shares), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of us as an entirety or substantially as an entirety in connection with which we are dissolved, the holders of the warrants will thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the warrants and in lieu of the ordinary shares immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of ordinary shares or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the holder of the warrants would have received if such holder had exercised their warrants immediately prior to such event (the “Alternative Issuance”). However, if such holders were entitled to exercise a right of election as to the kind or amount of securities, cash or other assets receivable upon such consolidation or merger, then the kind and amount of securities, cash or other assets constituting the Alternative Issuance for which each warrant will become exercisable will be deemed to be the weighted average of the kind and amount received per share by such holders in such consolidation or merger that affirmatively make such election, and if a tender, exchange or redemption offer has been made to and accepted by such holders (other than a tender, exchange or redemption offer made by the company in connection with redemption rights held by shareholders of the company as provided for in the company’s amended and restated memorandum and articles of association or as a result of the redemption of ordinary shares by the company if a proposed initial business combination is presented to the shareholders of the company for approval) under circumstances in which, upon completion of such tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Rule 13d-5(b)(1) under the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the issued and outstanding ordinary shares, the holder of a warrant will be entitled to receive as the Alternative Issuance the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if such warrant holder had exercised the warrant prior to the expiration of such tender or exchange offer, accepted such offer and all of the ordinary shares held by such holder had been purchased pursuant to such tender or exchange offer, subject to adjustment (from and after the consummation of such tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in the warrant agreement. If less than 70% of the consideration receivable by the holders of ordinary shares in such a transaction is payable in the form of ordinary shares in the successor entity that is listed for trading on a national securities exchange or is quoted in an established over-the-counter market, or is to be so listed for trading or quoted immediately following such event, and if the registered holder of the warrant properly exercises the warrant within thirty days following public disclosure of such transaction, the warrant exercise price will be reduced as specified in the warrant agreement based on the Black-Scholes Warrant Value (as defined in the warrant agreement) of the warrant. The purpose of such exercise price reduction is to provide additional value to holders of the warrants when an extraordinary transaction occurs during the exercise period of the warrants pursuant to which the holders of the warrants otherwise do not receive the full potential value of the warrants.
The warrants will be issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and us. The warrant agreement provides that the terms of the warrants may be amended without the consent of any holder curing any ambiguity, correcting any mistake, or curing, correcting or supplementing any defective provision contained of the warrant agreement or adding or changing any other provisions with respect to matters or questions arising under the warrant agreement as the parties may deem necessary or desirable and that the parties deem shall not adversely affect the interest of the holders. All other modifications or amendments require the approval or written consent by the holders of at least 50% of the then-outstanding Public Warrants and, solely with respect to any amendment to the terms of the Private Warrants or any provision of the warrant agreement with respect to the Private Warrants, 50% of the then-outstanding Private Warrants. You should review a copy of the warrant agreement, which was filed with the SEC on March 25, 2021, for a complete description of the terms and conditions applicable to the warrants.
The warrants may be exercised upon surrender of the warrant certificate on or prior to the expiration date at the offices of the warrant agent, with the exercise form on the reverse side of the warrant certificate completed and executed as indicated, accompanied by full payment of the exercise price (or on a cashless basis, if applicable), by good certified check or good bank draft or by wire transfer of immediately available funds, for the number of warrants being exercised. The warrant holders do not have the rights or privileges of holders of ordinary shares and any voting rights until they exercise their warrants and receive ordinary shares. After the issuance of ordinary shares upon exercise of the warrants, each holder will be entitled to one vote for each share held of record on all matters to be voted on by shareholders.
We have agreed that, subject to applicable law, any action, proceeding or claim against us arising out of or relating in any way to our warrant agreement will be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and we irrevocably submit to such jurisdiction, which jurisdiction will be exclusive. This provision applies to claims under the Securities Act but does not apply to suits brought to enforce any liability or duty created by the Exchange Act or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

Private Warrants
The Private Warrants (including the ordinary shares issuable upon exercise of such warrants) will not be transferable, assignable or salable until 30 days after the completion of our initial business combination, subject to limited exceptions, and they will not be redeemable by us so long as they are held by our Sponsor or its permitted transferees. If the Private Warrants are held by holders other than the Sponsor or its permitted transferees, the Private Warrants will be redeemable by us and exercisable by the holders on the same basis as the Public Warrants. The Sponsor or its permitted transferees have the option to exercise the Private Warrants on a cashless basis. In addition, the Private Warrants will be entitled to registration rights. Except as described above, the Private Warrants have terms and provisions that are identical to the Public Warrants.
If holders of the Private Warrants elect to exercise them on a cashless basis, they would pay the exercise price by surrendering his, her or its warrants for that number of ordinary shares equal to the quotient obtained by dividing (x) the product of the number of ordinary shares underlying the warrants, multiplied by the excess of the “fair market value” of our ordinary shares (defined below) over the exercise price of the warrants by (y) the fair market value. The “fair market value” will mean the average reported closing price of the ordinary shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to the warrant agent. The reason that we have agreed that these warrants will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees is because it is not known at this time whether they will be affiliated with us following a business combination. If they remain affiliated with us, their ability to sell our securities in the open market will be significantly limited. We expect to have policies in place that prohibit insiders from selling our securities except during specific periods of time. Even during such periods of time when insiders will be permitted to sell our securities, an insider cannot trade in our securities if he or she is in possession of material non-public information. Accordingly, unlike Public Shareholders who could exercise their warrants and sell the ordinary shares received upon such exercise freely in the open market in order to recoup the cost of such exercise, the insiders could be significantly restricted from selling such securities. As a result, we believe that allowing the holders to exercise such warrants on a cashless basis is appropriate.
Certain Differences in Corporate Law
Cayman Islands companies are governed by the Cayman Companies Act. The Cayman Companies Act is modeled on English law but does not follow recent English law statutory enactments, and differs from laws applicable to United States corporations and their shareholders. Set forth below is a summary of the material differences between the provisions of the Cayman Companies Act applicable to us and the laws applicable to companies incorporated in the United States and their shareholders.
Mergers and Similar Arrangements.    In certain circumstances, the Cayman Companies Act allows for mergers or consolidations between two Cayman Islands companies, or between a Cayman Islands company and a company incorporated in another jurisdiction (provided that it is facilitated by the laws of that other jurisdiction).
Where the merger or consolidation is between two Cayman Islands companies, the directors of each company must approve a written plan of merger or consolidation containing certain prescribed information. That plan of merger or consolidation must then be authorized by (a) a special resolution (usually a majority of not less than two-thirds of the votes which are cast in person or by proxy by those shareholders who, being entitled to do so, attend and vote at a quorate general meeting of the relevant company or a unanimous written resolution of all of the shareholders entitled to vote at a general meeting of the relevant company) of the shareholders of each company; and (b) such other authorization, if any, as may be specified in such constituent company’s articles of association. No shareholder resolution is required for a merger between a parent company (i.e., a company that owns at least 90% of the issued shares of each class in a subsidiary company) and its subsidiary company where the parent and subsidiary company are both incorporated under the Cayman Companies Act. The consent of each holder of a fixed or floating security interest of a constituent company must be obtained, unless the court waives such requirement. If the Cayman Islands Registrar of Companies is satisfied that the requirements of the Cayman Companies Act (which includes certain other formalities) have been complied with, the Registrar of Companies will register the plan of merger or consolidation.

Where the merger or consolidation involves a foreign company, the procedure is similar, save that with respect to the foreign company, the directors of the Cayman Islands company are required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the merger or consolidation is permitted or not prohibited by the constitutional documents of the foreign company and by the laws of the jurisdiction in which the foreign company is incorporated, and that those laws and any requirements of those constitutional documents have been or will be complied with; (ii) that no petition or other similar proceeding has been filed and remains outstanding or order made or resolution adopted to wind up or liquidate the foreign company in any jurisdictions; (iii) that no receiver, trustee, administrator or other similar person has been appointed in any jurisdiction and is acting in respect of the foreign company, its affairs or its property or any part thereof; and (iv) that no scheme, order, compromise or other similar arrangement has been entered into or made in any jurisdiction whereby the rights of creditors of the foreign company are and continue to be suspended or restricted.
Where the surviving company is the Cayman Islands company, the directors of the Cayman Islands company are further required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the foreign company is able to pay its debts as they fall due and that the merger or consolidation is bona fide and not intended to defraud unsecured creditors of the foreign company; (ii) that in respect of the transfer of any security interest granted by the foreign company to the surviving or consolidated company (a) consent or approval to the transfer has been obtained, released or waived; (b) the transfer is permitted by and has been approved in accordance with the constitutional documents of the foreign company; and (c) the laws of the jurisdiction of the foreign company with respect to the transfer have been or will be complied with; (iii) that the foreign company will, upon the merger or consolidation becoming effective, cease to be incorporated, registered or exist under the laws of the relevant foreign jurisdiction; and (iv) that there is no other reason why it would be against the public interest to permit the merger or consolidation.
Where the above procedures are adopted, the Cayman Companies Act provides for a right of dissenting shareholders to be paid a payment of the fair value of their shares upon their dissenting to the merger or consolidation if they follow a prescribed procedure. In essence, that procedure is as follows: (a) the shareholder must give his written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for his shares if the merger or consolidation is authorized by the vote; (b) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice to each shareholder who made a written objection; (c) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of his intention to dissent including, among other details, a demand for payment of the fair value of his shares; (d) within seven days following the date of the expiration of the period set out in paragraph (c) above or seven days following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase his shares at a price that the company determines is the fair value and if the company and the shareholder agree the price within 30 days following the date on which the offer was made, the company must pay the shareholder such amount; and (e) if the company and the shareholder fail to agree on a price within such 30-day period, within 20 days following the date on which such 30-day period expires, the company must (and any dissenting shareholder may) file a petition with the Cayman Islands Grand Court to determine the fair value and such petition by the company must be accompanied by a list of the names and addresses of the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached. These rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date and where the consideration for such shares are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.

Moreover, Cayman Islands law has separate statutory provisions that facilitate the reconstruction or amalgamation of companies in certain circumstances, by way of schemes of arrangement, which will generally be more suited for complex mergers or other transactions involving widely held companies, commonly referred to in the Cayman Islands as a “scheme of arrangement” which may be tantamount to a merger. In the event that a merger was sought pursuant to a scheme of arrangement (the procedures for which are more rigorous and take longer to complete than the procedures typically required to consummate a merger in the United States), the arrangement in question must be approved by a majority in number of each class of shareholders and creditors with whom the arrangement is to be made and who must in addition represent three-fourths in value of each such class of shareholders or creditors, as the case may be, that are present and voting either in person or by proxy at a general meeting, or meeting summoned for that purpose. The convening of the meetings and subsequently the terms of the arrangement must be sanctioned by the Grand Court of the Cayman Islands. While a dissenting shareholder would have the right to express to the court the view that the transaction should not be approved, the court can be expected to approve the arrangement if it satisfies itself that:
•
we are not proposing to act illegally or beyond the scope of our corporate authority and the statutory provisions as to majority vote have been complied with;

•
the shareholders have been fairly represented at the meeting in question;

•
the arrangement is such as a businessman would reasonably approve; and

•
the arrangement is not one that would more properly be sanctioned under some other provision of the Cayman Companies Act or that would amount to a “fraud on the minority.”

If a scheme of arrangement or takeover offer (as described below) is approved, any dissenting shareholder would have no rights comparable to appraisal rights (providing rights to receive payment in cash for the judicially determined value of the shares), which would otherwise ordinarily be available to dissenting shareholders of United States corporations.
Squeeze-Out Provisions.    When a takeover offer is made and accepted by holders of 90% of the shares to whom the offer relates within four months, the offeror may, within a two-month period, require the holders of the remaining shares to transfer such shares on the terms of the offer. An objection can be made to the Grand Court of the Cayman Islands, but this is unlikely to succeed unless there is evidence of fraud, bad faith, collusion or inequitable treatment of the shareholders.
Further, transactions similar to a merger, reconstruction and/or an amalgamation may in some circumstances be achieved through means other than these statutory provisions, such as a share capital exchange, asset acquisition or control, or through contractual arrangements of an operating business.
Shareholders’ Suits.    Maples and Calder (Hong Kong) LLP, our Cayman Islands legal counsel is not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, we will be the proper plaintiff in any claim based on a breach of duty owed to us, and a claim against (for example) our officer or directors usually may not be brought by a shareholder. However, based both on Cayman Islands authorities and on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:
•
a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•
the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

•
those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against us where the individual rights of that shareholder have been infringed or are about to be infringed.
Enforcement of Civil Liabilities.    The Cayman Islands has a different body of securities laws as compared to the United States and provides less protection to investors. Additionally, Cayman Islands companies may not have standing to sue before the federal courts of the United States.

We have been advised by Maples and Calder (Hong Kong) LLP, our Cayman Islands legal counsel, that there is uncertainty as to whether the courts of the Cayman Islands would (i) recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. We have been advised by our Cayman Islands legal counsel that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (i) is given by a foreign court of competent jurisdiction, (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given; (iii) is final; (iv) is not in the nature of taxes, a fine, or a penalty; and (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. However, there is uncertainty with regard to Cayman Islands law on whether judgments of courts of the United States predicated upon the civil liability provisions of the securities laws of the United States or any State will be determined by the courts of the Cayman Islands penal or punitive in nature. If such a determination is made, the courts of the Cayman Islands will not recognize or enforce the judgment against a Cayman Islands company, such as our company. Because such a determination in relation to judgments obtained from U.S. courts under civil liability provisions of U.S. securities laws has not yet been made by a court of the Cayman Islands, it is uncertain whether such judgments would be enforceable in the Cayman Islands. A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.
Special Considerations for Exempted Companies.    We are an exempted company with limited liability under the Cayman Companies Act. The Cayman Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for the exemptions and privileges listed below:
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an exempted company (other than an exempted company holding a license to carry on business in the Cayman Islands) does not have to file an annual return of its shareholders with the Registrar of Companies;

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an exempted company’s register of members is not open to inspection;

•
an exempted company does not have to hold an annual general meeting;

•
an exempted company may issue shares with no par value;

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an exempted company may obtain an undertaking against the imposition of any future taxation;

•
an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

•
an exempted company may register as a limited duration company; and

•
an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).
Anti-Money Laundering — Cayman Islands
If any person in the Cayman Islands knows or suspects, or has reasonable grounds for knowing or suspecting, that another person is engaged in criminal conduct or money laundering or is involved with terrorism or terrorist financing and property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands, pursuant to the Proceeds of Crime Act (As Revised) of the Cayman Islands if the disclosure relates to criminal conduct or money laundering or (ii) a police officer of the rank of constable or higher, or the Financial Reporting Authority, pursuant to the Terrorism Act (As Revised) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property. Such a report shall not be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise.
Data Protection — Cayman Islands
We have certain duties under the Data Protection Act (As Revised) of the Cayman Islands (the “DPA”) based on internationally accepted principles of data privacy.
Privacy Notice
Introduction
This privacy notice puts our shareholders on notice that through your investment in the company you will provide us with certain personal information which constitutes personal data within the meaning of the DPL (“personal data”).
Investor Data
We will collect, use, disclose, retain and secure personal data to the extent reasonably required only and within the parameters that could be reasonably expected during the normal course of business. We will only process, disclose, transfer or retain personal data to the extent legitimately required to conduct our activities of on an ongoing basis or to comply with legal and regulatory obligations to which we are subject. We will only transfer personal data in accordance with the requirements of the DPA, and will apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of the personal data and against the accidental loss, destruction or damage to the personal data.
In our use of this personal data, we will be characterized as a “data controller” for the purposes of the DPA, while our affiliates and service providers who may receive this personal data from us in the conduct of our activities may either act as our “data processors” for the purposes of the DPA or may process personal information for their own lawful purposes in connection with services provided to us.
We may also obtain personal data from other public sources. Personal data includes, without limitation, the following information relating to a shareholder and/or any individuals connected with a shareholder as an investor: name, residential address, email address, contact details, corporate contact information, signature, nationality, place of birth, date of birth, tax identification, credit history, correspondence records, passport number, bank account details, source of funds details and details relating to the shareholder’s investment activity.
Who This Affects
If you are a natural person, this will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with personal data on individuals connected to you for any reason in relation your investment in the company, this will be relevant for those individuals and you should transmit the content of this Privacy Notice to such individuals or otherwise advise them of its content.
How the Company May Use a Shareholder’s Personal Data
The company, as the data controller, may collect, store and use personal data for lawful purposes, including, in particular:
a)
where this is necessary for the performance of our rights and obligations under any purchase agreements;

b)
where this is necessary for compliance with a legal and regulatory obligation to which we are subject (such as compliance with anti-money laundering and FATCA/CRS requirements); and/or

c)
where this is necessary for the purposes of our legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

Should we wish to use personal data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you.
Why We May Transfer Your Personal Data
In certain circumstances we may be legally obliged to share personal data and other information with respect to your shareholding with the relevant regulatory authorities such as the Cayman Islands Monetary Authority or the Tax Information Authority. They, in turn, may exchange this information with foreign authorities, including tax authorities.
We anticipate disclosing personal data to persons who provide services to us and their respective affiliates (which may include certain entities located outside the United States, the Cayman Islands or the European Economic Area), who will process your personal data on our behalf.
The Data Protection Measures We Take
Any transfer of personal data by us or our duly authorized affiliates and/or delegates outside of the Cayman Islands shall be in accordance with the requirements of the DPA.
We and our duly authorized affiliates and/or delegates shall apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of personal data, and against accidental loss or destruction of, or damage to, personal data.
We shall notify you of any personal data breach that is reasonably likely to result in a risk to your interests, fundamental rights or freedoms or those data subjects to whom the relevant personal data relates.
Retention of the Information We Collect
We retain the information we collect for no longer than is reasonably necessary to fulfil the purposes for which we collect the information and to comply with our legal obligations.
Your Choices and Rights
Under the DPA you have certain rights regarding your personal data that we have collected. You may have the right to request (i) access to your personal data, (ii) rectification or erasure of personal data, (iii) restriction of processing concerning you, and (iv) objection to processing that is based upon our legitimate interests. Your ability to exercise these rights will depend on a number of factors and, in some instances, we will not be able to comply with your request, for example because we have legitimate grounds for not doing so or where the right doesn’t apply to the particular information we hold on you. If you would like to discuss or exercise the rights you may have, you can contact us through the methods stated below.
Complaints
We are committed to working with you to obtain a fair resolution of any complaint or concern about your privacy. If you would like to contact us, please use the methods stated above.
If, however, you believe that we have not been able to assist with your complaint or concern, you may have the right to complain to the relevant data protection authority in your jurisdiction

SECURITIES ACT RESTRICTIONS ON RESALE OF SECURITIES
Rule 144
Pursuant to Rule 144, a person who has beneficially owned restricted shares or warrants of the post-combination company for at least six months would be entitled to sell their securities provided that (i) such person is not deemed to have been one of our affiliates at the time of, or at any time during the three months preceding, a sale; and (ii) we are subject to the Exchange Act periodic reporting requirements for at least three months before the sale and have filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as we were required to file reports) preceding the sale.
Persons who have beneficially owned restricted shares or warrants of the post-combination company for at least six months but who are our affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:
•
1% of the total number of ordinary shares of the post-combination company then issued and outstanding; or

•
the average weekly reported trading volume of the ordinary shares of the post-combination company during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by our affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about us.
Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies
Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:
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the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•
the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•
the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials), other than Current Reports on Form 8-K; and

•
at least one year has elapsed from the time that the issuer filed current Form 10-type information with the SEC reflecting its status as an entity that is not a shell company.

As a result, our Initial Shareholders will be able to sell their Founder Shares and Private Warrants, as applicable, pursuant to Rule 144 without registration one year after we have completed our initial business combination.
Following the Closing, we will no longer be a shell company, and so, once the conditions listed above are satisfied, Rule 144 will become available for the resale of the above-noted restricted securities.
As of the date of this proxy statement, we had 25,000,000 ordinary shares outstanding. Of these shares, 20,000,000 shares sold in our IPO are freely tradable without restriction or further registration under the Securities Act, except for any shares purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. All of the 5,000,000 Founder Shares owned by our Initial Shareholders are restricted securities under Rule 144, in that they were issued in private transactions not involving a public offering. If the Business Combination is approved, the ordinary shares we issue to Sellers pursuant to the Business Combination Agreement and to the PIPE Investors pursuant to the Subscription Agreements will be restricted securities for purposes of Rule 144 unless and until such shares are registered for resale under the Securities Act.

As of the date of this proxy statement, there are 16,000,000 warrants of the Company outstanding, consisting of 10,000,000 Public Warrants and 6,000,000 Private Warrants, each exercisable for one ordinary share in accordance with the terms of the warrant agreements governing the warrants. The Public Warrants are freely tradable, except for any warrants purchased by one of our affiliates within the meaning of Rule 144 under the Securities Act. In addition, we have agreed that as soon as practicable, but in no event later than 15 business days after the consummation of our initial business combination, we will use our commercially reasonable efforts to file with the SEC a registration statement under the Securities Act covering the 10,000,000 ordinary shares that may be issued upon the exercise of the warrants, and cause such registration statement to become effective and maintain the effectiveness of such registration statement until the expiration of the warrants. Holders of the Private Warrants have registration rights pursuant to the registration and shareholder rights agreement.
We expect Rule 144 to be available for the resale of the above-noted restricted securities as long as the conditions set forth in the exceptions listed above are satisfied following the Business Combination.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our ordinary shares as of the record date (pre-Business Combination) and (ii) expected beneficial ownership of our ordinary shares immediately following consummation of the Business Combination, assuming that no Public Shares are redeemed, and alternatively the maximum number of Public Shares are redeemed, by:
•
each person who is, or is expected to be, the beneficial owner of more than 5% of the outstanding shares of each class of our ordinary shares;

•
each of our current directors and officers;

•
each person who will become a named officer or director of the post-combination company; and

•
all directors and officers of the Company, as a group, and of the post-combination company, as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.
The beneficial ownership of our ordinary shares pre-Business Combination is based on 25,000,000 ordinary shares (including Founder Shares) issued and outstanding as of the record date. The beneficial ownership of our ordinary shares post-Business Combination is based on 82,090,502 ordinary shares immediately after the Business Combination assuming no redemption and 82,025,502 ordinary shares immediately after the Business Combination assuming maximum redemptions. The number of ordinary shares issuable as consideration to Forbes shareholders increases as cash consideration payable to Forbes shareholders decreases, and higher transaction expenses results in lower cash consideration being payable to Forbes shareholders. The amount of cash fees payable by the Company to Cantor and Needham as capital market advisors varies depending on the level of redemptions, with lower redemptions resulting in higher cash fees and therefore lower cash consideration payable and more shares issuable to Forbes shareholders. Additionally, the table excludes the potential dilutive effect of the warrants and shares issuable under the 2022 Plan and assumes that the Sponsor will transfer 200, 000 ordinary shares to Michael Federle, Forbes’ Chief Executive Officer and any members of Forbes’ management that he may designate, immediately following and contingent upon the Closing.
			After the Business Combination
	Prior to the Business Combination(1)		Assuming No Redemption(2)		Assuming Maximum Redemption(3)
Name and Address of Beneficial Owners†	Number of Shares	%	Number of Shares	%	Number of Shares	%
Officers and Directors Prior to the Transactions
Alexandre Casin	50,000	0.2%	50,000	*	50,000	*
Dickson Cheng	25,000	0.1%	25,000	*	25,000	*
Frank Han	162,500	0.7%	162,500	*	162,500	*
Johnny Liu	25,000	0.1%	25,000	*	25,000	*
Jonathan Lin(4)(5)	4,500,000	18.0%	4,300,000	5.2%	4,300,000	5.2%
Kersten Hui	25,000	0.1%	25,000	*	25,000	*
Kevin Lee	162,500	0.7%	162,500	*	162,500	*
Sammy Hsieh	50,000	0.2%	50,000	*	50,000	*

			After the Business Combination
	Prior to the Business Combination(1)		Assuming No Redemption(2)		Assuming Maximum Redemption(3)
Name and Address of Beneficial Owners†	Number of Shares	%	Number of Shares	%	Number of Shares	%
Officers and Directors After the Transactions:
Michael Federle	—	—%	286,987	*	389,049	*
Jonathan Lin(4)(5)	4,500,000	18.0%	4,300,000	5.2%	4,300,000	5.2%
Jeffrey Yam	—	—%	—	—%	—	—%
Lynne Biggar	—	—%	—	—%	—	—%
Nick Bell	—	—%	—	—%	—	—%
Shelley Y. Simms	—	—%	—	—%	—	—%
Kevin K. Leung	—	—%	—	—%	—	—%
Yu Qian (Bill)	—	—%	—	—%	—	—%
Patrick Hillmann	—	—%	—	—%	—	—%
MariaRosa Cartolano	—	—%	—	—%	—	—%
Jessica Sibley	—	—%	27,183	*	59,078	*
Michael D. York	—	—%	54,367	*	118,156	*
Greater than 5% Holders:
Magnum Opus Holdings LLC(4)(5)	4,500,000	18.0%	4,300,000	5.2%	4,300,000	5.2%
Integrated Whale Media Investment Inc.(6)	—	—%	15,838,911	19.3%	34,422,750	42.0%
Binance Capital Management Co., Ltd.(7)	—	—%	20,000,000	24.4%	20,000,000	24.4%

*
Less than 1%.

†
Except as indicated otherwise below, the business address of our directors and executive officers is 499 Washington Blvd, Jersey City, NJ 07310.

(1)
The pre-Business Combination percentage of beneficial ownership in the table above is calculated based on 25,000,000 ordinary shares outstanding as of the record date. The amount of beneficial ownership does not reflect the ordinary shares underlying the Public Warrants and Private Warrants.

(2)
Assuming no existing Public Shareholders exercise their redemption rights with respect to their redeemable Class A ordinary shares upon consummation of the Business Combination. Further assuming that 17,190,502 ordinary shares will be issued to IWM, Highlander and Optionholders upon consummation of the Business Combination, which is based on the following estimates: (i) closing consideration equal to $629,457,000, (ii) aggregate cash consideration equal to $459,543,500 resulting from (a) cash and cash equivalents of the Company and the target companies as of the Closing (including $400,000,000 proceeds in connection with the Private Placement and the funds in the Trust Account as of the Closing, assuming no redemptions) equaling $600,010,000 and (b) total transaction expenses of the Company, Sellers and the target companies equaling $20,014,500, and (iii) no purchase price adjustments upon or following the Business Combination.

(3)
Assuming the Public Shareholders exercise redemptions in connection with their Class A ordinary shares. This scenario results in the redemption of 20,000,000 Public Shares, which is the maximum number of shares that, assuming $400,000,000 in aggregate gross proceeds from the PIPE investments, could be redeemed in order to still satisfy the closing condition to the Business Combination that as of the Closing, the aggregate amount of funds held in the Trust Account and PIPE investments shall be equal to or greater than $400,000,000. Further assuming that 37,125,502 ordinary shares will be issued to IWM, Highlander and Optionholders upon consummation of the Business Combination, which is based on the following estimates: (i) closing consideration equal to $629,457,000, (ii) aggregate cash consideration equal to $260,183,500 resulting from (a) cash and cash equivalents of the Company and the target companies as of the Closing (including $400,000,000 proceeds in connection with the Private Placement as of the Closing, but no funds in the Company’s trust account after redemptions) equaling $400,000,000 and (b) total amount of transaction expenses of the Company and the target companies equaling $19,364,500, and (iii) no purchase price adjustments upon or following the Business Combination.
(4)
Interests shown consist solely of Class B ordinary shares and the Class A ordinary shares into which these shares will convert at the Closing.

(5)
Magnum Opus Holdings LLC, our Sponsor, is the record holder of such shares. Mr. Jonathan Lin, who holds 100% of the voting securities of our Sponsor, may be entitled to distributions of the Founder Shares and has voting and investment discretion with respect to the ordinary shares held of record by our Sponsor. Mr. Jonathan Lin disclaims beneficial ownership over any securities owned by our Sponsor other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Assuming the conversion and exercise of 10,000,000 Public Warrants issued in the IPO and 6,000,000 Private Warrants sold to the Sponsor, post-dilution ownership would be approximately 10.5% under each redemption scenario. The business address of Magnum Opus Holdings LLC and Mr. Jonathan Lin is Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong.

(6)
Represents shares directly held by Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands. The business address of Integrated Whale Media Investment Inc. is 21/F, 88 Gloucester Road, Wanchai, Hong Kong. Tak Cheung Yam will have voting and investment discretion with respect to the ordinary shares to be held by Integrated Whale Media Investment Inc. following consummation of the Business Combination. Mr. Yam disclaims beneficial ownership over any securities owned by IWM other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(7)
Represents shares directly held by Binance Capital Management Co., Ltd., a business company incorporated in the British Virgin Islands. Binance Capital Management Co., Ltd. is wholly owned by Changpeng Zhao, who is deemed to be the beneficial owner of the shares held by Binance Capital Management Co., Ltd. The registered address of Binance Capital Management Co., Ltd. is Jayla Place, 2nd Floor, Road Town, Tortola, British Virgin Islands.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a discussion of material U.S. federal income tax considerations applicable to U.S. holders (as defined below) as a consequence of (a) electing to have their Class A ordinary shares redeemed for cash if the Business Combination is completed and/or (b) the ownership and disposition of Class A ordinary shares and warrants after the Business Combination. This discussion applies only to Class A ordinary shares and warrants, as the case may be, that are held as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment).
The following does not purport to be a complete analysis of all potential tax considerations that may be relevant to a particular U.S. holder (including considerations that may depend on a U.S. holder’s particular circumstances). The effects and considerations of other U.S. federal tax laws, such as estate and gift tax laws, alternative minimum, or Medicare contribution tax consequences and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on provisions of the Code, the Treasury Regulations promulgated thereunder, rulings and other published positions of the Internal Revenue Service (the “IRS”) and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this discussion. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described in this discussion. No advance ruling has been or will be sought from the IRS regarding any matter discussed below.
This discussion is for general information purposes only and does not purport to be a complete analysis of all of the U.S. federal income tax considerations that may be relevant to particular U.S. holders in light of their particular facts and circumstances, or to holders subject to special rules under the U.S. federal income tax laws, including, for example, but not limited to:
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banks and other financial institutions;

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mutual funds;

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insurance companies;

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brokers, traders, or dealers in securities, currencies or commodities;

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persons that use or are required to use the mark-to-market method of accounting;

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regulated investment companies and real estate investment trusts;

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retirement plans, individual retirement accounts and other deferred accounts;

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tax-exempt organizations, governmental agencies, instrumentalities or other governmental organizations and pension funds;

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persons holding Class A ordinary shares and/or warrants as part of a “straddle,” hedge, constructive sale, or other integrated or conversion transaction or similar transaction;

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U.S. holders (as defined below) whose functional currency is not the U.S. dollar;

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partnerships, other entities or arrangements classified as partnerships for U.S. federal income tax purposes, “S corporations,” or other pass-through entities for U.S. federal income tax purposes (or investors in such entities);

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expatriated entities subject to Section 7874 of the Code;

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persons required to accelerate the recognition of any item of gross income as a result of such income being recognized on an “applicable financial statement”;

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persons subject to the alternative minimum tax;

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holders owning or treated as owning 5% or more of Class A ordinary shares (by vote or value);

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grantor trusts;

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controlled foreign corporations, passive foreign investment companies, and corporations that accumulate earnings to avoid U.S. federal income tax;

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persons who hold or received Class A ordinary shares and/or warrants pursuant to the exercise of any employee stock option or otherwise as compensation;

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U.S. expatriates and former citizens or long-term residents of the United States; and

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persons who are not U.S. holders, all of whom may be subject to tax rules that differ materially from those summarized below.

For purposes of this discussion, a “U.S. holder” means a beneficial owner of Class A ordinary shares and/or warrants that is, for U.S. federal income tax purposes: (a) an individual who is a citizen or resident of the United States; (b) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (c) an estate the income of which is subject to U.S. federal income tax purposes regardless of its source; or (d) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more “United States persons” (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (ii) the trust validly elected to be treated as a United States person for U.S. federal income tax purposes. A “Non-U.S. holder” means a beneficial owner of Class A ordinary shares and/or warrants that is neither a U.S. holder nor an entity or arrangement treated as a partnership for U.S. federal income tax purposes.
If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) holds Class A ordinary shares and/or warrants, the U.S. federal income tax treatment of the partners in the partnership generally will depend upon the status of the partner, the activities of the partner and the partnership and certain determinations made at the partner level. Accordingly, partners in partnerships holding Class A ordinary shares and/or warrants should consult their own tax advisors as to the particular tax consequences to them of the redemption of Class A ordinary shares and/or warrants.
THE U.S. FEDERAL INCOME TAX TREATMENT OF U.S. HOLDERS EXERCISING REDEMPTION RIGHTS AND THE U.S. FEDERAL INCOME TAX TREATMENT TO HOLDERS OF CLASS A ORDINARY SHARES AND/OR WARRANTS WILL DEPEND ON THE U.S. HOLDER’S PARTICULAR TAX CIRCUMSTANCES. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. INCOME AND OTHER TAX CONSEQUENCES TO YOU IN LIGHT OF YOUR PARTICULAR INVESTMENT OR TAX CIRCUMSTANCES OF REDEEMING CLASS A ORDINARY SHARES AND/OR ACQUIRING, HOLDING, AND DISPOSING OF CLASS A ORDINARY SHARES AND/OR WARRANTS.
Tax Consequences for U.S. Holders Exercising Redemption Rights
In the event that a U.S. holder’s Class A ordinary shares are redeemed pursuant to the redemption provisions described in this proxy statement under the section entitled “Extraordinary General Meeting of Shareholders — Redemption Rights,” subject to the discussion below of the rules applicable to a “passive foreign investment company (“PFIC”), the treatment of the redemption for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, subject to the PFIC rules discussed below, the material U.S. federal income tax consequences generally will be as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares under Section 302 of the Code, subject to the PFIC rules discussed below, a U.S. holder generally will be treated as receiving a corporate distribution with the material U.S. federal income tax consequences generally as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.”
Whether a redemption of a U.S. holder’s Class A ordinary shares qualifies for sale treatment will depend largely on the total number of our ordinary shares treated as held, directly, indirectly or constructively, by such redeemed U.S. holder before and after the redemption (including any ordinary shares treated as held by such U.S. holder under applicable constructive ownership rules, including any ordinary shares constructively owned by the holder as a result of owning warrants and any of our ordinary shares that a U.S.

holder would directly or indirectly acquire pursuant to the Business Combination or the Private Placement) relative to all of our shares outstanding both before and after the redemption. The redemption of a U.S. holder’s Class A ordinary shares generally will be treated as a sale of Class A ordinary shares by such U.S. holder (rather than as a corporate distribution) under Section 302 of the Code if the redemption: (i) is “substantially disproportionate” with respect to the U.S. holder; (ii) results in a “complete termination” of the U.S. holder’s interest in us; or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. holder takes into account not only our ordinary shares actually owned by the U.S. holder, but also our ordinary shares that are constructively owned by the holder under certain attribution rules set forth in the Code. Among other things, a U.S. holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any share that the U.S. holder has a right to acquire pursuant to the exercise of an option, which would generally include Class A ordinary shares that could be acquired pursuant to the exercise of the warrants. Moreover, any of our ordinary shares that a U.S. holder directly or constructively acquires pursuant to the Business Combination or the Private Placement should be included in determining the U.S. federal income tax treatment of the redemption.
In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. holder immediately following the redemption of such U.S. holder’s Class A ordinary shares must, among other requirements, be less than 80% of the percentage of our outstanding voting shares actually and constructively owned by the U.S. holder immediately before the redemption (taking into account both redemptions by other holders of Class A ordinary shares and the Class A ordinary shares to be issued pursuant to the Business Combination). There will be a complete termination of a U.S. holder’s interest if either (i) all of the our ordinary shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of the our ordinary shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. holder does not constructively own any other share. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of a U.S. holder’s Class A ordinary shares will be treated as a corporate distribution to the redeemed U.S. holder and the material U.S. federal income tax consequences of the redemption to such U.S. holder generally will be as described below under the section entitled “— Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the holder in the redeemed Class A ordinary shares will be added to the U.S. holder’s adjusted tax basis in its remaining ordinary shares, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other ordinary shares constructively owned by it.
A U.S. holder of Class A ordinary shares should consult its own tax advisors as to the tax consequences of a redemption and should review the discussion below of the PFIC rules.
Taxation of Redemption Treated as a Distribution.
Subject to the PFIC rules discussed below, if the redemption of a U.S. holder’s Class A ordinary shares is treated as a distribution, as discussed above, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be first applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in its Class A ordinary shares. Any remaining excess will be treated as gain recognized on the sale or other taxable disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Taxation of Redemption Treated as a Sale of Class A Ordinary Shares.”
Dividends paid to a U.S. holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends paid to a non-corporate U.S. holder generally will constitute “qualified dividends” that will be subject to tax at the maximum tax rate applicable to long-term capital gains. It is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent a U.S. holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be.
Taxation of Redemption Treated as a Sale of Class A Ordinary Shares.
Subject to the PFIC rules discussed below, if the redemption of a U.S. holder’s Class A ordinary shares is treated as a sale, as discussed above, a U.S. holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s adjusted tax basis in the Class A ordinary shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for the Class A ordinary shares so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders are generally eligible to be taxed at preferential rates. The deductibility of capital losses is subject to limitations. U.S. holders who hold different blocks of Class A ordinary shares (i.e., Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their own tax advisor to determine how the above rules apply to them.
IF YOU ARE A HOLDER OF CLASS A ORDINARY SHARES CONTEMPLATING EXERCISE OF YOUR REDEMPTION RIGHTS, WE URGE YOU TO CONSULT YOUR TAX ADVISOR CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
Tax Consequences of Ownership and Disposition of Class A Ordinary Shares and Warrants
Taxation of Distributions
Subject to the PFIC rules discussed below, a U.S. holder generally will be required to include in gross income, as dividends the amount of any distribution of cash or other property (other than certain distributions of the Company’s shares or rights to acquire the Company’s shares) paid on our Class A ordinary shares to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). Distributions in excess of such earnings and profits generally will be applied against and reduce the U.S. holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares (the treatment of which is described under “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants” below). U.S. holders should be aware that financial intermediaries may report the entire amount of any distribution we make as a dividend if such intermediaries cannot determine the amount of our earnings and profits, as calculated for U.S. federal income tax purposes.
Dividends paid by us will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from domestic corporations. With respect to non-corporate U.S. holders, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants” below) only if our Class A ordinary shares are readily tradable on an established securities market in the United States (such as the NYSE), we are not a PFIC at the time the dividend was paid or in the previous year, and certain other requirements are met. U.S. holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.

Possible Constructive Distributions
The terms of each warrant provide for an adjustment to the number of Class A ordinary shares for which the warrant may be exercised or to the exercise price of the warrant in certain events. An adjustment which has the effect of preventing dilution generally is not taxable. The U.S. holders of the warrants would, however, be treated as receiving a constructive distribution from us if, for example, the adjustment increases such U.S. holders’ proportionate interest in our assets or earnings and profits (e.g., through an increase in the number of Class A ordinary shares that would be obtained upon exercise or through a decrease in the exercise price of the warrant), which adjustment may be made as a result of a distribution of cash or other property to the holders of our Class A ordinary shares. Such constructive distribution to a U.S. holder of warrants would be treated as if such U.S. holder had received a cash distribution from us generally equal to the fair market value of such increased interest (taxed as described above under “Taxation of Distributions”).
Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants
Subject to the PFIC rules discussed below, a U.S. holder generally will recognize capital gain or loss on the sale or other taxable disposition of our Class A ordinary shares or warrants (including a redemption of our Class A ordinary shares (as described below) or warrants that is treated as a taxable disposition. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period for such Class A ordinary shares or warrants exceeds one year. It is unclear, however, whether certain redemption rights described in this proxy statement may suspend the running of the applicable holding period of the Class A ordinary shares for this purpose. If the running of the holding period for the Class A ordinary shares is suspended, then non-corporate U.S. holders may not be able to satisfy the one-year holding period requirement for long-term capital gain treatment, in which case any gain on a sale or other taxable disposition of the Class A ordinary shares would be subject to short-term capital gain treatment and would be taxed at regular ordinary income tax rates.
The amount of gain or loss recognized by a U.S. holder on a sale or other taxable disposition generally will be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition (or, if the Class A ordinary shares or warrants are held as part of units at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A ordinary shares or warrants based upon the then relative fair market values of the Class A ordinary shares and the warrants constituting the units) and (ii) the U.S. holder’s adjusted tax basis in its Class A ordinary shares or warrants so disposed of. A U.S. holder’s adjusted tax basis in its Class A ordinary shares or warrants generally will equal the U.S. holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A ordinary shares or one-half of one warrant) reduced, in the case of a Class A ordinary share, by any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. holder may be taxed at reduced rates of taxation. See “— Exercise, Lapse or Redemption of a Warrant” below for a discussion regarding a U.S. holder’s basis in the Class A ordinary share acquired pursuant to the exercise of a warrant. The deduction of capital losses is subject to certain limitations.
Redemption of Class A Ordinary Shares
Subject to the PFIC rules discussed below, in the event that a U.S. holder’s Class A ordinary shares are redeemed or if we purchase a U.S. holder’s Class A ordinary shares in an open market transaction (such open market purchase of Class A ordinary shares by us is referred to as a “redemption” for the remainder of this discussion), the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, the U.S. holder will be treated as described under “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants” above. If the redemption does not qualify as a sale of Class A ordinary shares, the U.S. holder will be treated as receiving a corporate distribution with the tax consequences described above under “— Taxation of Distributions.” Whether a redemption qualifies for sale treatment will depend largely on the total number of our shares treated as held by the U.S. holder (including any shares constructively owned by the U.S. holder described in the following paragraph, including as a result of owning warrants)

relative to all of our shares issued and outstanding both before and after such redemption. A redemption of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.
In determining whether any of the foregoing tests is satisfied, a U.S. holder takes into account not only our shares actually owned by the U.S. holder, but also our shares that are constructively owned by such holder. A U.S. holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any shares the U.S. holder has a right to acquire by exercise of an option, which generally would include Class A ordinary shares which could be acquired by such U.S. holder pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our issued and outstanding voting shares actually and constructively owned by the U.S. holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80% of the percentage of our issued and outstanding voting shares actually and constructively owned by the U.S. holder immediately before the redemption. There will be a complete termination of a U.S. holder’s interest if either (i) all of our shares actually and constructively owned by the U.S. holder are redeemed or (ii) all of our shares actually owned by the U.S. holder are redeemed and the U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the U.S. holder does not constructively own any other shares of ours (including any shares constructively owned by the U.S. holder as a result of owning our warrants). The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A U.S. holder should consult with its own tax advisors as to the tax consequences of a redemption of any Class A ordinary shares.
If none of the foregoing tests are satisfied, then the redemption of any Class A ordinary shares will be treated as a corporate distribution and the tax effects will be as described under “— Taxation of Distributions” above. After the application of those rules, any remaining tax basis of the U.S. holder in the redeemed Class A ordinary shares will be added to the U.S. holder’s adjusted tax basis in its remaining shares, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
Exercise, Lapse or Redemption of a Warrant
Subject to the PFIC rules discussed below and except as discussed below with respect to the cashless exercise of a warrant, a U.S. holder generally will not recognize gain or loss upon the acquisition of a Class A ordinary share on the exercise of a warrant for cash. A U.S. holder’s tax basis in a Class A ordinary share received upon exercise of the warrant generally will equal the sum of the U.S. holder’s initial investment in the warrant (that is, the portion of the U.S. holder’s purchase price for the units that is allocated to the warrant) and the exercise price. It is unclear whether a U.S. holder’s holding period for the Class A ordinary share received upon exercise of a warrant will commence on the date of exercise of the warrant or the day following the date of exercise of the warrant; in either case, the holding period will not include the period during which the U.S. holder held the warrant. If a warrant is allowed to lapse unexercised, a U.S. holder generally will recognize a capital loss equal to such holder’s tax basis in the warrant.
The tax consequences of a cashless exercise of a warrant are not clear under current law. Subject to the PFIC rules discussed below, a cashless exercise may not be taxable, either because the exercise is not a realization event or because the exercise is treated as a recapitalization for United States federal income tax purposes (including if a U.S. holder exercises its warrants on a cashless basis after we provide notice that we will redeem warrants pursuant to the redemption provisions applicable to the warrants” and such cashless exercise is characterized as a redemption of warrants for Class A ordinary shares). In either situation, a U.S. holder’s tax basis in the Class A ordinary shares received generally should equal the U.S. holder’s tax basis in the warrants exercised therefor. If the cashless exercise was not a realization event, it is unclear whether a U.S. holder’s holding period for the Class A ordinary shares received upon exercise would be treated as commencing on the date of exercise of the warrant or the day following the date of exercise of the warrant; in either case, the holding period will not include the period during which the U.S. holder held the warrant. If the cashless exercise were treated as a recapitalization, the holding period of the Class A ordinary shares received would include the holding period of the warrants. It is also possible that a cashless exercise may be treated in part as a taxable exchange in which gain or loss would be recognized. In such event, a U.S. holder may be deemed to have surrendered a number of warrants equal to the number of Class A ordinary shares having a value equal to the exercise price for the total number of warrants to be exercised. In such case, subject to the PFIC rules discussed below, the U.S. holder would recognize capital gain or loss in an amount equal to the difference between the fair market value of the Class A ordinary shares received in respect of the warrants deemed surrendered and the U.S. holder’s tax basis in the warrants deemed surrendered. In this case, a U.S. holder’s aggregate tax basis in the Class A ordinary shares received would equal the sum of the U.S. holder’s initial investment in the warrants deemed exercised (i.e., the portion of the U.S. holder’s purchase price for the units that is allocated to the warrants) and the exercise price of such warrants. In addition, if we provide notice that we will redeem warrants and a U.S. holder exercises its warrant on a cashless basis and receives the amount of Class A ordinary shares as determined by reference to the table set forth therein, it is also possible that such cashless exercise could be characterized as a redemption of warrants for Class A ordinary shares for tax purposes in a taxable exchange in which gain or loss would be recognized with respect to all of the warrants so exercised. In either case, it is unclear whether a U.S. holder’s holding period for the Class A ordinary shares would commence on the date of exercise of the warrant or the day following the date of exercise of the warrant; in either case, the holding period will not include the period during which the U.S. holder held the warrant.
Due to the absence of authority on the United States federal income tax treatment of a cashless exercise, including when a U.S. holder’s holding period would commence with respect to the Class A ordinary share received, there can be no assurance which, if any, of the alternative tax consequences and holding periods described above would be adopted by the IRS or a court of law. Accordingly, U.S. holders should consult their tax advisors regarding the tax consequences of a cashless exercise.
Subject to the PFIC rules described below, if we redeem warrants for cash pursuant to the redemption provisions applicable to the warrants or if we purchase warrants in an open market transaction, such redemption or purchase generally will be treated as a taxable disposition to the U.S. holder, taxed as described above under “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares and Warrants.”
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income. Cash is generally a passive asset.
Because we are a blank check company with no current active business prior to the consummation of the Business Combination, we believe that it is likely that we will meet the PFIC asset or income test for our current taxable year. However, pursuant to a startup exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (the “startup year”), if (1) no predecessor of the corporation was a PFIC; (2) it is established to the satisfaction of the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the startup exception to us is uncertain and will not be known until after the close of our current taxable year and, perhaps, until after the end of our two taxable years following our startup year. After the Business Combination, we may meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as the passive income and assets of the acquired business. If Forbes is a PFIC, then we will not qualify for the startup exception and will be a PFIC for our current taxable year. Our actual PFIC status for our current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year (and, in the case of the startup exception to our current taxable year, perhaps until after the end of our two taxable years following our startup year). Accordingly, there can be no assurance with respect to our status as a PFIC for our current taxable year or any future taxable year.
Although our PFIC status is determined annually, an initial determination that our company is a PFIC generally will apply for subsequent years to a U.S. holder who held Class A ordinary shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. holder of our Class A ordinary shares or warrants and, in the case of our Class A ordinary shares, the U.S. holder did not make either a timely mark-to-market election or a qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the U.S. holder held (or was deemed to hold) Class A ordinary shares, as described below, such U.S. holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. holder on the sale or other disposition of its Class A ordinary shares or warrants (which may include gain realized by reason of transfers of Class A ordinary shares or warrants that would otherwise qualify as non-recognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. holder (generally, any actual or constructive distributions to such U.S. holder during a taxable year of the U.S. holder that are greater than 125% of the average annual distributions received by such U.S. holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. holder or, if shorter, such U.S. holder’s holding period for the Class A ordinary shares).
Under these rules:
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the U.S. holder’s gain or excess distribution will be allocated ratably over the U.S. holder’s holding period for the Class A ordinary shares or warrants;

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the amount allocated to the U.S. holder’s taxable year in which the U.S. holder recognized the gain or received the excess distribution, or to the period in the U.S. holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

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the amount allocated to other taxable years (or portions thereof) of the U.S. holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. holder without regard to the U.S. holder’s other items of income and loss for such year; and

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an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. holder with respect to the tax attributable to each such other taxable year of the U.S. holder described in the preceding bullet.

Certain proposed regulations (having a retroactive effective date) would treat the warrants as shares for purposes of these rules, and the holding period of Class A ordinary shares acquired upon exercise of the warrants as including the period the warrants were held.
In general, if we are determined to be a PFIC, a U.S. holder may be able to avoid the PFIC tax consequences described above with respect to our Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. holder in which or with which our taxable year ends. A U.S. holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
It is not entirely clear how various aspects of the PFIC rules apply to the warrants. However, a U.S. holder may not make a QEF election with respect to its warrants to acquire our Class A ordinary shares. As a result, if a U.S. holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants) and we were a PFIC at any time during the U.S. holder’s holding period of such warrants, any gain recognized generally will be treated as an excess distribution, taxed as described above. If a U.S. holder that exercises such warrants properly makes and maintains a QEF election with respect to the newly acquired Class A ordinary shares (or has previously made a QEF election with respect to our Class A ordinary shares), the QEF election will apply to the newly acquired Class A ordinary shares. Notwithstanding any such QEF election, the rules relating to “excess distributions” discussed above, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired Class A ordinary shares because they generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the U.S. holder held the warrants (either under the proposed regulations, or in the case that a cashless exercise or redemption of warrants for shares is treated as a recapitalization, as described above), unless the U.S. holder makes a purging election under the PFIC rules. Under one type of purging election, the U.S. holder will be deemed to have sold such shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of this purging election, the U.S. holder will have an additional basis (to the extent of any gain recognized on the deemed sale) and, solely for purposes of the PFIC rules and a new holding period in the Class A ordinary shares acquired upon the exercise of the warrants for purposes of the PFIC rules. U.S. holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances (including a potential separate “deemed dividend” purging election that may be available if we are a controlled foreign corporation).
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a U.S. holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, upon written request, we will endeavor to provide to a U.S. holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. holder to make and maintain a QEF election, but there is no assurance that we will timely provide such required information. There is also no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a U.S. holder has made a QEF election with respect to our Class A ordinary shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the U.S. holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our Class A ordinary shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if we are a PFIC for any taxable year, a U.S. holder of our Class A ordinary shares that has made a QEF election will be currently taxed on its pro rata share of our earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable when distributed to such U.S. holder. The tax basis of a U.S. holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. In addition, if we are not a PFIC for any taxable year, such U.S. holder will not be subject to the QEF inclusion regime with respect to our Class A ordinary shares for such a taxable year.
Alternatively, if a U.S. holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the U.S. holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. holder makes a valid mark-to-market election for the first taxable year of the U.S. holder in which the U.S. holder holds (or is deemed to hold) Class A ordinary shares in us and for which we are determined to be a PFIC, such U.S. holder generally will not be subject to the PFIC rules described above in respect to its Class A ordinary shares. Instead, in general, the U.S. holder will include as ordinary income in each taxable year the excess, if any, of the fair market value of its Class A ordinary shares at the end of its taxable year over its adjusted basis in its Class A ordinary shares. These amounts of ordinary income would not be eligible for the favorable tax rates applicable to qualified dividend income or long-term capital gains. The U.S. holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis in its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the New York Stock Exchange (on which we intend to list the Class A ordinary shares), or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. If made, a mark-to-market election would be effective for the taxable year for which the election was made and for all subsequent taxable years unless the Class A ordinary shares ceased to qualify as “marketable stock” for purposes of the PFIC rules or the IRS consented to the revocation of the election. U.S. holders are urged to consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is a PFIC, U.S. holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the U.S. holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. Upon written request, we will endeavor to cause any lower-tier PFIC to provide to a U.S. holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. There can be no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide such required information. A mark-to-market election generally would not be available with respect to such lower-tier PFIC. U.S. holders are urged to consult their tax advisors regarding the tax issues raised by lower-tier PFICs.
Accordingly, pursuant to the PFIC rules described above, if we determined to be a PFIC, any income or gain recognized by a U.S. holder electing to have its Class A ordinary shares redeemed would generally be subject to a special tax and interest charge if such U.S. holder did not make either a QEF election or a mark-to-market election for our first taxable year as a PFIC in which such U.S. holder held (or was deemed to hold) such shares, or a QEF election along with an applicable purging election.
A U.S. holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.
The rules dealing with PFICs and with the QEF, purging, and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. holders of our Class A ordinary shares and warrants should consult their own tax advisors concerning the application of the PFIC rules to our Class A ordinary shares and warrants and a redemption of our Class A ordinary shares under their particular circumstances.
Information Reporting and Backup Withholding
Payments of dividends and sales proceeds that are made within the United States or through certain U.S.-related financial intermediaries are subject to information reporting, and may be subject to backup withholding (currently at a rate of 24%), unless (i) the U.S. holder is a corporation or other exempt recipient or (ii) in the case of backup withholding, the U.S. holder provides a correct taxpayer identification number and certifies that it is not subject to backup withholding. The amount of any backup withholding from a payment to a U.S. holder will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle it to a refund, provided that the required information is timely furnished to the IRS.

THE DISCUSSION ABOVE IS BASED ON CURRENT LAW. LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CAN APPLY RETROACTIVELY, COULD AFFECT THE ACCURACY OF THE STATEMENTS SET FORTH THEREIN. THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT ADDRESS TAX CONSIDERATIONS THAT MAY VARY WITH, OR ARE CONTINGENT ON, A HOLDER’S INDIVIDUAL CIRCUMSTANCES NOR THE APPLICATION OF ANY U.S. NON-INCOME TAX LAWS OR THE LAWS OF ANY STATE, LOCAL OR NON-U.S. JURISDICTION. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING SUCH MATTERS AND THE TAX CONSEQUENCES OF A REDEMPTION OF THEIR CLASS A ORDINARY SHARES AND/OR WARRANTS TO THEM IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.

FUTURE SHAREHOLDER PROPOSALS
If the Business Combination is completed, shareholders will be entitled to attend and participate in annual general meetings of shareholders of the post-combination company. We will provide notice of the date on which our annual general meeting will be held in accordance with the Second Amended and Restated Memorandum and Articles of Association and the Cayman Companies Act.
For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our annual meeting of shareholders, it must be submitted in writing, received by us at a reasonable time before we begin to print and mail our annual meeting proxy materials and comply with the requirements of Rule 14a-8 of the Exchange Act.

SUBMISSION OF SHAREHOLDER PROPOSALS
Our Board is aware of no other matter that may be brought before the Extraordinary General Meeting. Under our memorandum and articles of association, the Proposals specified in the notice of Extraordinary General Meeting shall be the only items of business transacted at the Extraordinary General Meeting.

SHAREHOLDER COMMUNICATIONS
Shareholders and interested parties may communicate with Magnum Opus’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Magnum Opus Acquisition Limited, Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong. Following the Transactions, such communications should be sent to 499 Washington Blvd, Jersey City, NJ 07310. Each communication will be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors

DELIVERY OF DOCUMENTS TO SHAREHOLDERS
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
•
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong or by telephone at (+852) 3757 9857, to inform us of his or her request; or

•
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

ENFORCEABILITY OF CIVIL LIABILITY
We are incorporated under the laws of the Cayman Islands. Service of process upon us or some of our directors and officers named in this proxy statement may be difficult to obtain within the United States.
We have been advised by Maples and Calder (Hong Kong) LLP, our Cayman Islands legal counsel, that there is uncertainty as to whether the courts of the Cayman Islands would (i) recognize or enforce against us judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state; and (ii) in original actions brought in the Cayman Islands, impose liabilities against us predicated upon the civil liability provisions of the federal securities laws of the United States or any state, so far as the liabilities imposed by those provisions are penal in nature. We have been advised by our Cayman Islands legal counsel that although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, a judgment obtained in such jurisdiction will be recognised and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (i) is given by a foreign court of competent jurisdiction, (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgment has been given, (iii) is final, (iv) is not in the nature of taxes, a fine, or a penalty; and (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. However, there is uncertainty with regard to Cayman Islands law on whether judgments of courts of the United States predicated upon the civil liability provisions of the securities laws of the United States or any State will be determined by the courts of the Cayman Islands penal or punitive in nature. If such a determination is made, the courts of the Cayman Islands will not recognize or enforce the judgment against a Cayman Islands company, such as our company. Because such a determination in relation to judgments obtained from U.S. courts under civil liability provisions of U.S. securities laws has not yet been made by a court of the Cayman Islands, it is uncertain whether such judgments would be enforceable in the Cayman Islands. A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

TRANSFER AGENT AND REGISTRAR
The transfer agent and registrar for our securities is Continental Stock Transfer & Trust Company.

WHERE YOU CAN FIND MORE INFORMATION
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov.
If you would like additional copies of this proxy statement or if you have questions about the Business Combination or the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:
Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower, Three Garden Road, Central, Hong Kong
Telephone: (+852) 3757 9857
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitor at the following address and telephone number:
Morrow Sodali LLC
470 West Avenue, Stamford, CT 069 02
Toll Free: (800) 662-5200
Direct: Banks and brokers can call: (203) 658-9400
Email: OPA.info@investor.morrowsodali.com
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Extraordinary General Meeting.
All information contained in this proxy statement relating to the Company has been supplied by the Company, and all such information relating to Forbes has been supplied by Forbes. Information provided by either the Company or Forbes does not constitute any representation, estimate or projection of any other party.
This document is a proxy statement of the Company for the Extraordinary General Meeting. We have not authorized anyone to give any information or make any representation about the Business Combination, the Company or Forbes that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Magnum Opus Acquisition Limited
Opinion on the Financial Statements
We have audited the accompanying balance sheet of Magnum Opus Acquisition Limited (the “Company”) as of December 31, 2021, the related statements of operations, changes in shareholders’ deficit and cash flows for the period from January 22, 2021 (inception) through December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021, and the results of its operations and its cash flows for the period from January 22, 2021 (inception) through December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Explanatory Paragraph — Going Concern
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 1 to the financial statements, the Company’s business plan is dependent on the completion of a business combination and the Company’s cash and working capital as of December 31, 2021 are not sufficient to complete its planned activities for a reasonable period of time, which is considered to be one year from the issuance date of the financial statements. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
/s/ Marcum LLP
Marcum LLP
We have served as the Company’s auditor since 2021.
West Palm Beach, FL
February 17, 2022

MAGNUM OPUS ACQUISITION LIMITED
BALANCE SHEET
DECEMBER 31, 2021
ASSETS
Current assets:
Cash	$482,651
Prepaid expenses	99,756
Total current assets	582,407
Investments held in Trust Account	200,010,449
Total assets	$200,592,856
LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued expenses	$3,122,633
Total current liabilities	3,122,633
Deferred underwriting fee payable	7,000,000
Warrant liabilities	16,540,000
Total liabilities	26,662,633
Commitments
Class A ordinary shares subject to possible redemption, 20,000,000 shares at redemption value	200,000,000
Shareholders’ Deficit
Preference shares, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 500,000,000 shares authorized; 20,000,000 shares issued and no shares outstanding (excluding 20,000,000 shares subject to possible redemption)	—
Class B ordinary shares, $0.0001 par value; 50,000,000 shares authorized; 5,000,000 shares issued and outstanding	500
Additional paid-in capital	—
Accumulated deficit	(26,070,277)
Total shareholders’ deficit	(26,069,777)
Total liabilities and shareholders’ deficit	$200,592,856
The accompanying notes are an integral part of these financial statements.

MAGNUM OPUS ACQUISITION LIMITED
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JANUARY 22, 2021 (INCEPTION)
THROUGH DECEMBER 31, 2021
Formation and operating costs	$4,094,759
Expensed offering costs	867,351
Loss from operations	(4,962,110)
Interest income on Trust Account	10,449
Loss on sale of private placement warrants	(2,880,000)
Change in fair value of warrant liabilities	7,140,000
Net loss	$(691,661)
Basic and diluted weighted average shares outstanding, Class A ordinary shares	16,384,840
Basic and diluted net loss per share, Class A ordinary shares	$(0.03)
Basic and diluted weighted average shares outstanding, Class B ordinary shares	4,941,691
Basic and diluted net loss per share, Class B ordinary shares	$(0.03)
The accompanying notes are an integral part of these financial statements.

MAGNUM OPUS ACQUISITION LIMITED
STATEMENT OF CHANGES IN SHAREHOLDERS’ DEFICIT
FOR THE PERIOD FROM JANUARY 22, 2021 (INCEPTION)
THROUGH DECEMBER 31, 2021

	Ordinary Shares
	Class A		Class B		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance – January 22, 2021 (inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor	—	—	5,750,000	575	24,425	—	25,000
Accretion of Class A ordinary shares to redemption amount	—	—	—	—	(24,425)	(25,378,691)	(25,403,116)
Forfeiture of Class B ordinary shares	—	—	(750,000)	(75)	—	75	—
Net loss	—	—	—	—	—	(691,661)	(691,661)
Balance – December 31, 2021	—	$—	5,000,000	$500	$—	$(26,070,277)	$(26,069,777)
The accompanying notes are an integral part of these financial statements.

MAGNUM OPUS ACQUISITION LIMITED
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM JANUARY 22, 2021 (INCEPTION)
THROUGH DECEMBER 31, 2021
Cash Flows from Operating Activities:
Net loss	$(691,661)
Adjustments to reconcile net loss to net cash used in operating activities:
Expensed offering costs	867,351
Interest income on investments held in Trust Account	(10,449)
Loss on sale of private placement warrants	2,880,000
Change in fair value of warrant liabilities	(7,140,000)
Changes in operating assets and liabilities:
Prepaid expenses	(99,756)
Accrued expenses	3,122,633
Net cash used in operating activities	(1,071,882)
Cash Flows from Investing Activities:
Cash deposited in Trust Account	(200,000,000)
Net cash used in investing activities	(200,000,000)
Cash Flows from Financing Activities:
Proceeds from issuance of Class B ordinary shares to Sponsor	25,000
Proceeds from initial public offering, net of underwriter’s discount paid	196,000,000
Proceeds from sale of private placement warrants	6,000,000
Offering costs paid	(470,467)
Net cash provided by financing activities	201,554,533
Net Change in Cash	482,651
Cash – Beginning of Period	—
Cash – End of Period	$482,651
Supplemental disclosure of noncash investing and financing activities:
Accretion of Class A ordinary shares subject to redemption to redemption value	$25,403,116
Deferred underwriting fee payable	$7,000,000
Forfeiture of Class B ordinary shares	$75
The accompanying notes are an integral part of these financial statements.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
NOTE 1.   DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Magnum Opus Acquisition Limited (the “Company”) is a blank check company incorporated in the Cayman Islands on January 22, 2021. The Company was formed for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”). The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.
As of December 31, 2021, the Company had not commenced any operations. All activity for the period from January 22, 2021 (inception) through December 31, 2021 relates to the Company’s formation and the initial public offering (“Initial Public Offering”).
The registration statement for the Company’s Initial Public Offering was declared effective on March 22, 2021. On March 25, 2021, the Company consummated the Initial Public Offering of 20,000,000 units (the “Units” and, with respect to the Class A ordinary shares included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $200,000,000, which is discussed in Note 3.
Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 6,000,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to Magnum Opus Holdings LLC (the “Sponsor”), generating gross proceeds of $6,000,000, which is described in Note 4.
Transaction costs amounted to $11,470,467, consisting of $4,000,000 of underwriting fees, $7,000,000 of deferred underwriting fees, and $470,467 of other offering costs. In addition, as of December 31, 2021, cash of $482,651 was held outside of the Trust Account (as defined below) and is available for the payment of offering costs and for working capital purposes.
Following the closing of the Initial Public Offering on March 25, 2021, an amount of $200,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which invest only in direct U.S. government treasury obligations, until the earlier of: (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.
The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The Company must complete a Business Combination with one or more target businesses that together have an aggregate fair market value of at least 80% of the value of the Trust Account (as defined below) (excluding the deferred underwriting commissions and taxes payable on income earned on the Trust Account) at the time of the agreement to enter into an initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.
The Company will provide its holders of the outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a shareholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. The public shareholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account (initially $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.
The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, a majority of the shares voted are voted in favor of the Business Combination. If a shareholder vote is not required by law and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association (the “Amended and Restated Memorandum and Articles of Association”), conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (“SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transaction is required by law, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote its Founder Shares (as defined in Note 5) and any Public Shares purchased during or after the Initial Public Offering in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares irrespective of whether they vote for or against the proposed transaction or don’t vote at all.
Notwithstanding the above, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Amended and Restated Memorandum and Articles of Association provides that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% or more of the Public Shares, without the prior consent of the Company.
The Sponsor has agreed to waive (i) redemption rights with respect to its Founder Shares and Public Shares held by it in connection with the completion of a Business Combination, (ii) redemption rights with respect to any Founder Shares and Public Shares held by it in connection with a shareholder vote to amend its Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to allow redemption in connection with an initial Business Combination or to redeem 100% of its Public Shares if the Company does not complete an initial Business Combination within 24 months from the closing of the Initial Public Offering or with respect to any other material provision relating to shareholders’ rights or pre-initial business combination activity and (iii) rights to liquidating distributions from the Trust Account with respect to any Founder Shares held if the Company fails to complete an initial Business Combination within 24 months from the closing of the Initial Public Offering. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within 24 months from the closing of the Initial Public Offering.
The Company will have until March 25, 2023 to complete a Business Combination (the “Combination Period”). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less franchise and income taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares,

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.
The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 6) held in the Trust Account in the event the Company does not complete a Business Combination within in the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).
In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less franchise and income taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.
Business Combination Agreement
On August 26, 2021, the Company, Integrated Whale Media Investment Inc., a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller (“IWM”), and shareholders’ representative (the “Shareholders’ Representative”), Highlander Management LLC, a limited liability company incorporated in the State of Delaware (“Highlander”, and together with IWM, the “Sellers”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands that is wholly-owned subsidiary of IWM (“FGH”), and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“Forbes”), entered into a business combination agreement (as it may be amended from time to time, the “Business Combination Agreement”), which provides that the Company will purchase from IWM and Highlander, directly or indirectly, all of the shares of FGH and Forbes, and the outstanding options of Forbes held by each optionholder (the “Optionholders”) (whether vested or unvested) will be cancelled in exchange for a combination of cash and newly issued ordinary shares of the Company, par value $0.0001 per share, valued at $10.00 per share. Following the consummation of the transactions, the Company will directly or indirectly hold 100% of the issued share capital of FGH and Forbes.
Subject to the terms of the Business Combination Agreement, the aggregate consideration to be paid to Forbes’s equityholders in connection with the Business Combination is expected to be valued at $620,000,000, subject to adjustments for cash and cash equivalents, indebtedness and net working capital of

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
the target companies relative to a target as of the closing of the Business Combination (the “Closing Consideration”), which will be paid in a combination of cash and newly issued ordinary shares of the Company. The aggregate cash consideration will be an amount equal to the Company’s cash and cash equivalents as of the Closing (including proceeds in connection with the Private Placement (as defined below) and the funds in the Company’s trust account as of the Closing), plus cash and cash equivalents of the target companies, minus unpaid transaction expenses of the Company as of the Closing, minus unpaid transaction expenses of the Company and the target companies as of the Closing, minus unpaid transaction expenses of the Company and the target companies as of the Closing, minus transaction expenses of the Sellers and the target companies, minus $145,000,000. The remainder of the Closing Consideration will be paid in a number of newly issued ordinary shares of the Company valued at $10.00 per share.
PIPE Financing
Concurrently with the execution of the Agreement, the Company entered into subscription agreements with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase an aggregate of 40,000,000 Class A ordinary shares of the Company in a private placement for $10.00 per share for aggregate gross proceeds of $400,000,000 (the “PIPE Financing”). The proceeds from the PIPE Financing will be used to partially fund the cash consideration to be paid to IWM, Highlander and the optionholders of FGMH at the Closing, with any remainder used to fund working capital of the Company following Closing.
Concurrently with the execution of the Amended and Restated Investor Rights Agreement made by and among the Company, Magnum Opus Holdings LLC (the “Sponsor”), IWM, and Binance Capital Management Co., Ltd. (“Binance”), Binance has entered into certain assignment and assumption agreements with the Company and other parties, pursuant to which Binance has agreed to subscribe for 20,000,000 Class A ordinary shares of the Company concurrently with the Closing. Binance’s investment will be through Binance’s assumption of the subscription agreements representing $200,000,000 of the $400,000,000 PIPE Financing. With Binance assuming existing PIPE commitments, the overall size of the PIPE Financing will remain at $400,000,000, and Binance’s investment will be on terms that are substantially the same as the investments of the existing PIPE investors.
Going Concern Consideration
As of December 31, 2021, the Company had $482,651 in cash held outside of the Trust Account and working capital deficit of $2,540,226. The Company has incurred and expects to continue to incur significant costs in pursuit of its acquisition plans. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for the earlier of the consummation of a Business Combination or one year from this filing. Management plans to address this uncertainty through the Business Combination as discussed above. There is no assurance that the Company’s plans to consummate the Business Combination will be successful or successful within the Combination Period. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Risks and Uncertainties
Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations, and/or search for a target company, the specific impact is not readily determinable as of the date of the financial statement. The financial statement does not include any adjustments that might result from the outcome of this uncertainty.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
NOTE 2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The accompanying financial statement is presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.
Emerging Growth Company
The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.
Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement(s) with another public company, which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.
Use of Estimates
The preparation of the financial statement in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement.
Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.
Cash and Cash Equivalents
The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2021.
Investments Held in Trust Account
As of December 31, 2021, the Company had $200,010,449 in investments held in the Trust Account. The assets held in the Trust Account were held in money market funds, which are invested in U.S. Treasury securities.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
Class A Ordinary Shares Subject to Possible Redemption
All of the 20,000,000 shares of Class A ordinary shares sold as part of the Units in the Initial Public Offering contain a redemption feature which allows for the redemption of such Public Shares in connection with the Company’s liquidation, if there is a shareholder vote or tender offer in connection with the Business Combination and in connection with certain amendments to the Company’s second amended and restated certificate of incorporation. In accordance with SEC and its staff’s guidance on redeemable equity instruments, which has been codified in Accounting Standards Codification (“ASC”) 480-10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. Therefore, all Class A ordinary shares has been classified outside of permanent equity.
The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares are affected by charges against additional paid in capital and accumulated deficit.
As of December 31, 2021, the Class A ordinary shares reflected in the condensed balance sheet are reconciled in the following table:
Gross proceeds	$200,000,000
Less:
Proceeds allocated to Public Warrants	(14,800,000)
Issuance costs allocated to Class A ordinary shares	(10,603,116)
Plus:
Accretion of carrying value to redemption value	25,403,116
Class A ordinary shares subject to possible redemption	$200,000,000
Offering Costs associated with the Initial Public Offering
The Company complies with the requirements of ASC 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A — Expenses of Offering. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs directly attributable to the issuance of an equity contract to be classified in equity are recorded as a reduction in equity. Offering costs for equity contracts that are classified as assets and liabilities are expensed immediately. The Company incurred offering costs amounting to $11,470,467 as a result of the Initial Public Offering (consisting of a $4,000,000 underwriting fee, $7,000,000 of deferred underwriting fees and $470,467 of other offering costs). The Company recorded $10,603,116 of offering costs as a reduction of equity in connection with the Class A ordinary shares included in the Units. The Company immediately expensed $867,351 of offering costs in connection with the Public Warrants and Private Placement Warrants that were classified as liabilities.
Warrant Liabilities
The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.
For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The fair value of the Public Warrants was estimated using a Monte Carlo simulation approach and the fair value of the Private Warrants was estimated using a Modified Black-Scholes model (see Note 9).
Income Taxes
The Company accounts for income taxes under ASC 740 Income Taxes (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.
ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statement. Since the Company was incorporated on January 22, 2021, the evaluation was performed for the upcoming 2021 tax year which will be the only period subject to examination.
The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of December 31, 2021. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. There are no taxes in the Cayman Islands and accordingly income taxes are not levied on the Company. Consequently, income taxes are not reflected in the Company’s financial statement.
Net Loss Per Ordinary Share
Net loss per common share is computed by dividing net loss by the weighted-average number of shares of ordinary shares outstanding during the period. As the Public Shares are considered to be redeemable at fair value, and a redemption at fair value does not amount to a distribution different than other shareholders, Class A and Class B ordinary shares are presented as one class of shares in calculating net loss per share. As a result, the calculated net loss per share is the same for Class A and Class B shares of ordinary shares. At December 31, 2021, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into shares of ordinary shares and then share in the earnings of the Company. As a result, diluted loss per share is the same as basic loss per share for the periods presented.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
The following table reflects the calculation of basic and diluted net loss per common share (in dollars, except per share amounts):
	For the period from January 22, 2021 (inception) through December 31, 2021
	Class A	Class B
Basic and diluted net loss per share:
Numerator:
Net loss	$(531,392)	$(160,269)
Denominator:
Basic and diluted weighted average shares outstanding	16,384,840	4,941,691
Basic and diluted net loss per share of ordinary share	$(0.03)	$(0.03)
Concentration of Credit Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Coverage of $250,000. The Company has not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.
Fair Value of Financial Instruments
The Company applies ASC Topic 820, Fair Value Measurement (“ASC 820”), which establishes a framework for measuring fair value and clarifies the definition of fair value within that framework. ASC 820 defines fair value as an exit price, which is the price that would be received for an asset or paid to transfer a liability in the Company’s principal or most advantageous market in an orderly transaction between market participants on the measurement date. The fair value hierarchy established in ASC 820 generally requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the entity’s own assumptions based on market data and the entity’s judgments about the assumptions that market participants would use in pricing the asset or liability and are to be developed based on the best information available in the circumstances.
The carrying amounts reflected in the balance sheet for cash, prepaid expenses, due to related parties, accounts payable and accrued expenses, and accrued offering costs approximate fair value due to their short-term nature.
Level 1 — Assets and liabilities with unadjusted, quoted prices listed on active market exchanges. Inputs to the fair value measurement are observable inputs, such as quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs to the fair value measurement are determined using prices for recently traded assets and liabilities with similar underlying terms, as well as direct or indirect observable inputs, such as interest rates and yield curves that are observable at commonly quoted intervals.
Level 3 — Inputs to the fair value measurement are unobservable inputs, such as estimates, assumptions, and valuation techniques when little or no market data exists for the assets or liabilities.
See Note 9 for additional information on assets and liabilities measured at fair value.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
Recent Accounting Standards
In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. The Company is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.
Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statement.
NOTE 3.   INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering, the Company sold 20,000,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant (each whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder to purchase one Class A Ordinary Share at an exercise price of $11.50 per whole share (see Note 7).
NOTE 4.   PRIVATE PLACEMENT
Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 6,000,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant ($6,000,000 in the aggregate). Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share. The proceeds from the sale of the Private Placement Warrants were added to the net proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.
NOTE 5.   RELATED PARTY TRANSACTIONS
Founder Shares
On January 26, 2021, the Sponsor paid an aggregate of $25,000 to cover certain expenses on behalf of the Company in exchange for the issuance of 5,750,000 Class B ordinary shares (the “Founder Shares”). The Founder Shares include an aggregate of up to 750,000 Class B ordinary shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that the Sponsor will own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor does not purchase any Public Shares in the Initial Public Offering). On May 11, 2021, 750,000 Class B ordinary shares were forfeited by the Sponsor.
The Sponsor has agreed that, subject to certain limited exceptions, the Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of (i) one year after the completion of a Business Combination or (ii) the date on which the Company completes a liquidation, merger, share exchange or other similar transaction after an initial Business Combination that results in all of the Company’s shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
Notwithstanding the foregoing, if (1) the closing price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after an initial Business Combination or (2) if the Company consummates a transaction after an initial Business Combination which results in the Company’s shareholders having the right to exchange their shares for cash, securities or other property, the Founder Shares will be released from the lock-up.
Promissory Notes — Related Party
On January 26, 2021, the Company issued an unsecured promissory note to the Sponsor (the “Promissory Note”), pursuant to which the Company could borrow up to an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering. The Promissory Note was non-interest bearing and is payable on the earlier of (i) December 31, 2021 or (ii) the completion of the Initial Public Offering. The Company did not borrow any amount under the Promissory Note.
Administrative Support Agreement
The Company entered into an agreement, commencing on March 22, 2021, to pay an affiliate of the Sponsor a total of $10,000 per month for office space, utilities, secretarial and administrative support services. Upon the completion of a Business Combination or its liquidation, the Company will cease paying these monthly fees. For the period from January 22, 2021 (inception) through December 31, 2021, the Company incurred $100,000 in fees for these services. As of December 31, 2021, $10,000 related to this agreement is recorded in accrued expenses on the condensed balance sheet.
Related Party Loans
In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor or certain of the Company’s directors and officers may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a Business Combination, the Company would repay the Working Capital Loans. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. Up to $2,000,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants.
NOTE 6.   COMMITMENTS
Registration Rights
Pursuant to a registration rights agreement entered into on March 23, 2021, the holders of the Founder Shares, Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants and warrants issued upon conversion of the Working Capital Loans) will have registration and shareholder rights to require the Company to register a sale of any of its securities held by them pursuant to a registration and shareholder rights agreement to be signed prior to or on the effective date of the Initial Public Offering. The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of an initial Business Combination. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
Underwriting Agreement
The Company granted the underwriter a 45-day option to purchase up to 3,000,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. In May 2021, the underwriters’ over-allotment option expired.
The underwriter was paid a cash underwriting discount of $0.20 per Unit, or $4,000,000 in the aggregate, upon the closing of the Initial Public Offering. In addition, $0.35 per unit, or $7,000,000 in the aggregate will be payable to the underwriters for deferred underwriting commissions. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.
NOTE 7.   WARRANTS
Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) one year from the closing of the Initial Public Offering. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon redemption or liquidation.
The Company will not be obligated to deliver any Class A ordinary shares pursuant to the exercise of a warrant and will have no obligation to settle such warrant exercise unless a registration statement under the Securities Act with respect to the Class A ordinary shares underlying the warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration, or a valid exemption from registration is available. No warrant will be exercisable and the Company will not be obligated to issue a Class A ordinary shares upon exercise of a warrant unless the Class A ordinary shares issuable upon such warrant exercise has been registered, qualified or deemed to be exempt under the securities laws of the state of residence of the registered holder of the warrants.
The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of an initial Business Combination, the Company will use its commercially reasonable efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the Class A ordinary shares issuable upon exercise of the warrants. The Company will use commercially reasonable efforts to cause the same to become effective within 60 business days after the closing of an initial Business Combination and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the warrants in accordance with the provisions of the warrant agreement. If a registration statement covering the Class A ordinary shares issuable upon exercise of the warrants is not effective by the 60th business day after the closing of an initial Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption. Notwithstanding the above, if the Company’s Class A ordinary shares are at the time of any exercise of a warrant not listed on a national securities exchange such that they satisfy the definition of a “covered security” under Section 18(b)(1) of the Securities Act, the Company may, at its option, require holders of public warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement, and in the event the Company does not so elect, the Company will use its commercially reasonable efforts to register or qualify the shares under applicable blue sky laws to the extent an exemption is not available.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $18.00. Once the warrants become exercisable, the Company may call the outstanding warrants for redemption (except for so long as they are held by the Sponsor or its permitted transferees):
•
in whole and not in part;

•
at a price of $0.01 per warrant;

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
•
upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

•
if, and only if, the reported closing price of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on the third trading day prior to the date on which before the Company sends the notice of redemption to the warrant holders.

The Company will not redeem the warrants as described above unless a registration statement under the Securities Act covering the issuance of the Class A ordinary shares issuable upon exercise of the warrants is then effective and a current prospectus relating to those Class A ordinary shares is available throughout the 30 day redemption period. If and when the warrants become redeemable by the Company, the Company may exercise its redemption right even if the Company is unable to register or qualify the underlying securities for sale under all applicable state securities laws.
Redemption of warrants when the price per Class A ordinary share equals or exceeds $10.00. Once the warrants become exercisable, the Company may call the warrants (except for so long as they are held by the Sponsor or its permitted transferees):
•
in whole and not in part;

•
at $0.10 per warrant upon a minimum of 30 days’ prior written notice of redemption provided that holders will be able to exercise their warrants on a cashless basis prior to redemption and receive that number of Class A ordinary shares determined by the redemption date and the fair market value of the Company’s Class A ordinary shares; and

•
if, and only if, the closing price of the Company’s Class A ordinary shares equals or exceeds $10.00 per share (as adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like), for any 20 trading days within the 30-trading day period ending on the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.

The value of the Company’s Class A ordinary shares shall mean the volume weighted average price of the Company’s Class A ordinary shares during the 10 trading days immediately following the date on which the notice of redemption is sent to the holders of warrants. The Company will provide its warrant holders with the final fair market value no later than one business day after the 10-trading day period described above ends. In no event will the warrants be exercisable in connection with this redemption feature for more than 0.361 Class A ordinary shares per warrant (subject to adjustment).
In addition, if (x) the Company issues additional Class A ordinary shares or equity-linked securities, for capital raising purposes in connection with the closing of an initial Business Combination at an issue price or effective issue price of less than $9.20 per Class A ordinary shares (with such issue price or effective issue price to be determined in good faith by the Company’s board of directors and, in the case of any such issuance to the Company’s initial shareholders or their affiliates, without taking into account any Founder Shares held by the Company’s initial shareholders or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (y) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of an initial Business Combination on the date of the consummation of an initial Business Combination (net of redemptions), and (z) the volume weighted average trading price of the Company’s Class A ordinary shares during the 10-trading day period starting on the trading day prior to the day on which the Company consummates an initial Business Combination (such price, the “Market Value”) of the Company’s Class A ordinary shares is below $9.20 per share, then the exercise price of the warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to 180% of the higher of the Market Value and the Newly Issued Price, and the $10.00 per share redemption trigger price will be adjusted (to the nearest cent) to be equal to the higher of the Market Value and the Newly Issued Price.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants and the Class A ordinary shares issuable upon the exercise of the Private Placement Warrants are not transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants are exercisable on a cashless basis and are non-redeemable so long as they are held by the initial purchasers or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.
At December 31, 2021, there were 10,000,000 Public Warrants and 6,000,000 Private Placement Warrants outstanding. The Company accounts for the Public Warrants and Private Placement Warrants in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the warrants do not meet the criteria for equity treatment thereunder, each warrant must be recorded as a liability.
The accounting treatment of derivative financial instruments required that the Company record the warrants as derivative liabilities at fair value upon the closing of the Initial Public Offering. The Public Warrants were allocated a portion of the proceeds from the issuance of the Units equal to its fair value. The warrant liabilities are subject to re-measurement at each balance sheet date. With each such re-measurement, the warrant liabilities are adjusted to current fair value, with the change in fair value recognized in the Company’s statement of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the warrants will be reclassified as of the date of the event that causes the reclassification.
NOTE 8.   SHAREHOLDERS’ DEFICIT
Preference shares — The Company is authorized to issue 5,000,000 preference shares with a par value of $0.0001 per share with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. As of December 31, 2021, there were no preference shares issued or outstanding.
Class A ordinary shares — The Company is authorized to issue 500,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of December 31, 2021, there were 20,000,000 Class A ordinary shares issued and no shares outstanding, excluding 20,000,000 Class A ordinary shares subject to possible redemption.
Class B ordinary shares — The Company is authorized to issue 50,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to one vote for each share. As of December 31, 2021, there were 5,000,000 Class B ordinary shares issued and outstanding.
Ordinary shareholders of record are entitled to one vote for each share held on all matters to be voted on by shareholders. Holders of Class A ordinary shares and holders of Class B ordinary shares will vote together as a single class on all matters submitted to a vote of the Company’s shareholders except as required by law. However, only holders of Class B ordinary shares will have the right to appoint directors prior to the completion of an initial Business Combination, meaning that holders of Class A ordinary shares will not have the right to appoint any directors until after the completion of an initial Business Combination.
The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of an initial Business Combination on a one-for-one basis, subject to adjustment for share splits, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with an initial Business Combination, the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 20% of the total number of Class A ordinary shares issued and outstanding after such conversion (after giving effect to any redemptions of Class A ordinary shares by public shareholders), including the total number

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
of Class A ordinary shares issued, or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of an initial Business Combination, excluding any Class A ordinary shares or equity-linked securities exercisable for or convertible into Class A ordinary shares issued, or to be issued, to any seller in an initial Business Combination and any Private Placement Warrants issued to the Sponsor, officers or directors upon conversion of Working Capital Loans, provided that such conversion of Class B ordinary shares will never occur on a less than one-for-one basis.
NOTE 9.   FAIR VALUE MEASUREMENTS
The following table presents information about the Company’s financial assets that are measured at fair value on a recurring basis as of December 31, 2021, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:
Description	Amount at Fair Value	Level 1	Level 2	Level 3
December 31, 2021
Assets
Investments held in Trust Account:
Money Market investments	$200,010,449	$200,010,449	$—	$—
Liabilities
Warrant liability – Public Warrants	$10,300,000	$10,300,000	$—	$—
Warrant liability – Private Placement Warrants	$6,240,000	$—	$—	$6,240,000
The Company utilizes a Monte Carlo simulation model to value the Public Warrants and a Modified Black-Scholes model to value the Private Placement Warrants at each reporting period, with changes in fair value recognized in the statement of operations. The estimated fair value of the warrant liabilities are determined using Level 3 inputs. Inherent in a binomial options pricing model are assumptions related to expected share-price volatility, expected life, risk-free interest rate and dividend yield. The Company estimates the volatility of its ordinary shares based on historical volatility that matches the expected remaining life of the warrants. The risk-free interest rate is based on the U.S. Treasury zero-coupon yield curve on the grant date for a maturity similar to the expected remaining life of the warrants. The expected life of the warrants is assumed to be equivalent to their remaining contractual term. The dividend rate is based on the historical rate, which the Company anticipates to remain at zero.
Transfers to/from Levels 1, 2, and 3 are recognized at the end of the reporting periods. The estimated fair value of the Public Warrants transferred from a Level 3 measurement to a Level 1 fair value measurement as of December 31, 2021 after the Public Warrants were separately listed and traded.

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
The following table provides the significant inputs to the Monte Carlo Simulation for the fair value of the Public Warrants:
At March 25, 2021 (Initial Measurement)
Stock price	$9.76
Strike price	$11.50
Probability of completing a Business Combination	83.0%
Expected life of the option to convert (in years)	6.59
Volatility	4.5% pre-merger / 25.0% post-merger
Risk-free rate	1.19%
Fair value of warrants	$1.48
The following table provides the significant inputs to the Modified Black-Scholes model for the fair value of the Private Placement Warrants:
	At March 25, 2021 (Initial Measurement)	As of December 31, 2021
Stock price	$9.76	$9.92
Strike price	$11.50	$11.50
Probability of completing a Business Combination	83.0%	*
Dividend yield	—%	—%
Remaining term (in years)	6.59	5.25
Volatility	21.3%	15.1%
Risk-free rate	1.19%	1.28%
Fair value of warrants	$1.48	$1.04

*
The probability of completing a Business Combination is considered within the volatility implied by the traded price of the Public Warrants

The following table presents the changes in the fair value of warrants liabilities:
	Private Placement	Public	Warrant Liabilities
Fair value as of January 22, 2021 (inception)	$—	$—	$—
Initial measurement at March 25, 2021	8,880,000	14,800,000	23,680,000
Change in fair value of warrant liabilities	(2,640,000)	(4,500,000)	(7,140,000)
Fair value as of December 31, 2021	$6,240,000	$10,300,000	$16,540,000

MAGNUM OPUS ACQUISITION LIMITED
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2021
The following table presents the changes in the fair value of the Company’s Level 3 financial instruments that are measured at fair value:
Fair value as of January 22, 2021 (inception)	$—
Initial measurement at March 25, 2021	23,680,000
Change in fair value	(7,140,000)
Transfer of Public Warrants to Level 1 measurement	(10,300,000)
Fair value as of December 31, 2021	$6,240,000
The Company recognized a gain in connection with changes in the fair value of warrant liabilities of $7,140,000 within change in fair value of warrant liabilities in the Statement of Operations for the period from January 22, 2021 (inception) through December 31, 2021, respectively.
NOTE 10.   SUBSEQUENT EVENTS
On January 10th, 2022, the Company entered into a letter agreement with Credit Suisse USA LLC and JonesTrading Institutional Services LLC (the “Underwriters”) in which the deferred discount to be paid to such Underwriters was reduced from $0.350 per Unit to $0.2625 per Unit. The letter agreement resulted in the aggregate amount of the deferred discount to be paid to such Underwriters being reduced from $7,000,000 to $5,250,000. In addition the Company entered into letter agreements with Needham & Company, LLC and Cantor Fitzgerald & Co. (the “Advisors”) in which the Advisors shall provide capital markets advisory services on behalf of the Company.
On February 10, 2022, in connection with the proposed investment by Binance, the Company, Magnum Opus Holdings LLC, a Cayman Islands limited liability company (“Sponsor”), IWM and Binance entered into an amended and restated investor rights agreement (the “Amended and Restated Investor Rights Agreement”), which amended and replaced the original Investor Rights Agreement dated as of August 26, 2021 in its entirety. Pursuant to the Amended and Restated Investor Rights Agreement, (i) the board of directors of the post-combination company shall be comprised of nine (9) directors at and immediately following the closing of the business combination transaction, of which one individual shall be nominated by the Sponsor, two individuals shall be nominated by IWM, one individual shall be the chief executive officer of the Company, two individuals shall be nominated by Binance and three individuals shall be jointly nominated by unanimous agreement of the Sponsor, IWM and Binance; (ii) the board of directors of the post-combination company shall be divided into three classes of directors, with each class serving for staggered three-year terms; (iii) the Company agrees to undertake certain resale shelf registration obligations in accordance with the Securities Act of 1933, as amended (the “Securities Act”) and certain holders have been granted customary demand and piggyback registration rights; (iv) each party to the Amended and Restated Investor Rights Agreement (including parties to the original Investor Rights Agreement) agrees to a twelve (12)-month lock-up period following the closing of the business combination transaction for the shares and warrants of the Company owned by such party, subject to certain customary exceptions, and (v) the Company shall form a steering committee, including two directors nominated by Binance and any other directors as may be determined by the board of directors from time to time, which will advise and provide insights to the management team of the Company and the board of directors on recent developments in cryptocurrencies and related assets in order to inform the Company’s digital media coverage and product development strategies.
The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any other subsequent events that would have required adjustment or disclosure in the financial statement.

Forbes Global Holdings Inc.
Report of Independent Registered Public Accounting Firm
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors and Shareholders
Forbes Global Holdings Inc.
Opinion on the financial statements
We have audited the accompanying consolidated balance sheets of Forbes Global Holdings Inc. (a British Virgin Islands corporation) and subsidiaries (the “Company”) as of December 31, 2021 and 2020, the related consolidated statements of operations, comprehensive income, shareholders’ equity, and cash flows for each of the three years in the period ended December 31, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in conformity with accounting principles generally accepted in the United States of America.
Basis for opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ GRANT THORNTON LLP
We have served as the Company’s auditor since 2013.
New York, New York
February 23, 2022

Forbes Global Holdings Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$43,065	$48,314
Accounts receivable, net	65,362	45,181
Current portion of deferred subscription commissions	6,025	7,852
Prepaid expenses and other current assets	17,581	15,178
Total current assets	132,033	116,525
Deferred subscription commissions, net of current portion	3,021	2,610
Property and equipment, net	11,120	10,935
Investments	1,370	1,370
Equity method investments	2,120	—
Goodwill, net	12,040	12,040
Intangible assets, net	107,996	119,049
Deferred tax assets, net	44,245	48,590
Other assets	4,141	4,678
Total assets	$318,086	$315,797
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,082	$942
Accrued expenses and other current liabilities	9,234	8,549
Current portion of unexpired subscriptions	10,772	10,769
Current portion of deferred revenues	12,221	8,958
Accrued compensation	18,790	7,332
Loans payable, current	580	8,616
Total current liabilities	53,679	45,166
Loans payable, net of current portion, debt discount, and debt issuance costs	11,511	12,091
Unexpired subscriptions	6,391	5,949
Deferred revenues, net of current portion	3,499	4,139
Other liabilities	8,578	5,033
Total liabilities	83,658	72,378
Commitments and contingencies (See Note 19)
Shareholders’ equity:
Common stock, $1 par value per share; 50,000 shares authorized; 10,000 shares issued and outstanding as of December 31, 2021 and 2020	10	10
Additional paid-in capital	153,642	200,639
Retained earnings	41,573	15,203
Accumulated other comprehensive loss	(24)	(30)
Total shareholders’ equity attributable to Forbes Global Holdings Inc. shareholders	195,201	215,822
Noncontrolling interest	39,227	27,597
Total shareholders’ equity	234,428	243,419
Total liabilities and shareholders’ equity	$318,086	$315,797
The accompanying notes are an integral part of these consolidated financial statements.

Forbes Global Holdings Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
	Years Ended December 31,
	2021	2020	2019
Revenues	$259,149	$184,853	$210,628
Total revenues	259,149	184,853	210,628
Operating costs:
Cost of revenue (excluding depreciation and amortization)	112,334	85,935	105,815
Sales and marketing	31,273	24,070	30,053
Product development	22,393	17,703	13,705
General and administrative	45,314	32,496	33,802
Depreciation and amortization	14,771	14,179	13,943
Goodwill impairment charge	—	727	—
Total operating costs	226,085	175,110	197,318
Operating profit	33,064	9,743	13,310
Other income (expense), net:
Gain on loan forgiveness	8,036	—	—
Gain on sale of Forbes Media Hong Kong Limited	1,577	—	—
Interest expense	(756)	(874)	(1,162)
Other income, net	1,375	2,677	2,228
Total other income (expense), net	10,232	1,803	1,066
Income from operations before income taxes	43,296	11,546	14,376
Income tax expense	5,295	4,006	6,739
Net income	38,001	7,540	7,637
Less: net income attributable to noncontrolling interest	11,631	560	1,430
Net income attributable to Forbes Global Holdings Inc. shareholders	$26,370	$6,980	$6,207
The accompanying notes are an integral part of these consolidated financial statements.

Forbes Global Holdings Inc.
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(in thousands)
	Years Ended December 31,
	2021	2020	2019
Net income	$38,001	$7,540	$7,637
Other comprehensive income:
Foreign currency translation adjustments, net of taxes	8	13	(38)
Total other comprehensive income	38,009	7,553	7,599
Comprehensive income attributable to noncontrolling interest	11,631	560	1,430
Comprehensive income attributable to Forbes Global Holdings Inc. shareholders	$26,378	$6,993	$6,169
The accompanying notes are an integral part of these consolidated financial statements.

Forbes Global Holdings Inc.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
(in thousands)
	Common Stock		Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Loss	Total Shareholders’ Equity Attributable to Forbes Global Holdings Inc. Shareholders	Noncontrolling Interest	Total Shareholders’ Equity
	Shares	Amount
Balance as of December 31, 2018	10,000	$10	$225,682	$2,016	$(7)	$227,701	$22,269	$249,970
Contribution from noncontrolling interests	—	—	—	—	—	—	6,100	6,100
Distribution to shareholders	—	—	(23,750)	—	—	(23,750)	(1,577)	(25,327)
Foreign currency translation adjustment, net of tax	—	—	—	—	(34)	(34)	(4)	(38)
Net income	—	—	—	6,207	—	6,207	1,430	7,637
Balance as of December 31, 2019	10,000	$10	$201,932	$8,223	$(41)	$210,124	$28,218	$238,342
Distribution to shareholders	—	—	—	—	—	—	(719)	(719)
Foreign currency translation adjustment, net of tax	—	—	—	—	11	11	2	13
Purchase of investment in Forbes Marketplace Holdings Limited (See Note 4)	—	—	(1,293)	—	—	(1,293)	(464)	(1,757)
Net income	—	—	—	6,980	—	6,980	560	7,540
Balance as of December 31, 2020	10,000	10	200,639	15,203	(30)	215,822	27,597	243,419
Contribution from noncontrolling interests	—	—	503	—	—	503	2,497	3,000
Distribution to shareholders	—	—	(47,500)	—	—	(47,500)	(2,500)	(50,000)
Foreign currency translation adjustment, net of tax	—	—	—	—	6	6	2	8
Net income	—	—	—	26,370	—	26,370	11,631	38,001
Balance as of December 31, 2021	10,000	$10	$153,642	$41,573	$(24)	$195,201	$39,227	$234,428
The accompanying notes are an integral part of these consolidated financial statements.

Forbes Global Holdings Inc.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
	Years Ended December 31,
	2021	2020	2019
Cash flows from operating activities:
Net income	$38,001	$7,540	$7,637
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	14,771	14,071	13,943
Goodwill impairment charge	—	727	—
Liability-classified stock-based compensation	3,240	(2,270)	2,583
Write-off of website development costs	756	—	—
Amortization of deferred termination fees	590	590	590
Amortization of debt issuance costs	170	170	180
Loss on sale of assets	—	—	85
Gain on debt forgiveness	(8,036)	—	—
Gain on sale of Forbes Media Hong Kong Limited	(1,577)	—	—
Losses from equity method investments	680	—	—
Changes in operating assets and liabilities:
Accounts receivable, net	(21,032)	6,831	(6,521)
Deferred subscription commissions	1,416	6,659	4,741
Prepaid expenses and other current assets	(2,680)	(827)	(5,196)
Other assets	(31)	155	(199)
Accounts payable	1,140	595	(475)
Accrued expenses and other current liabilities	983	(2,362)	643
Accrued compensation	11,458	(1,375)	(1,099)
Unexpired subscriptions	445	(6,734)	(5,553)
Deferred revenues	2,577	488	1,320
Deferred taxes	4,345	3,329	5,763
Other liabilities	(10)	(598)	(432)
Net cash provided by operating activities	47,206	26,989	18,010
Cash flows from investing activities:
Purchases of property and equipment	(4,691)	(4,591)	(3,707)
Proceeds from sale of assets	—	12	33
Purchase of additional interests in Forbes Marketplace Holdings Limited	—	(1,757)	—
Investment in Creative Labs	—	(321)	—
Net cash used in investing activities	(4,691)	(6,657)	(3,674)
Cash flows from financing activities:
Distributions to shareholders	(50,000)	(719)	(25,325)
Contributions from noncontrolling interests	3,000	—	4,980
Payments of long-term debt	(750)	(750)	(2,673)
Proceeds from the Paycheck Protection Program loan	—	8,036	—
Net cash (used in) provided by financing activities	(47,750)	6,567	(23,018)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	8	12	(38)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(5,227)	26,911	(8,720)
Cash, cash equivalents, and restricted cash at beginning of the period	50,281	23,370	32,090
Cash, cash equivalents, and restricted cash at end of the period	$45,054	$50,281	$23,370
Supplemental disclosure of cash flow information:
Cash paid for interest	$587	$716	$992
Cash paid for income taxes	$376	$407	$989
Supplemental disclosure of non-cash investing activities:
Equity method investment in Energetic Force	$2,300	$—	$—
Contributions of noncontrolling interest related to Quantalytics Holding, LLC	$—	$—	$1,120
The accompanying notes are an integral part of these consolidated financial statements.

Forbes Global Holdings Inc.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
NOTE 1 — NATURE OF THE BUSINESS AND BASIS OF PRESENTATION
Description of Business
Forbes Global Holdings Inc. (“FGH” or the “Company”), was incorporated in the British Virgin Islands on March 28, 2014 and is headquartered in Hong Kong. The Company conducts its operations primarily through its majority-owned subsidiary, Forbes Global Media Holdings Inc. (“FGMH”).
The Company is a leading business information brand that reaches more than 150 million people worldwide through multiple channels, including print and digital publishing (Forbes Magazine, Forbes Asia Magazine and Forbes.com), signature live and virtual events and conferences, newsletters, custom marketing programs, social engagement and forty-six licensed local print and digital editions. The Company’s operations are conducted primarily in the United States, with Forbes Asia Magazine distributed throughout Pan-Asia.
The accompanying consolidated financial statements of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company consolidates entities in which the Company has a controlling voting interest, as well as two variable interest entities, Forbes Marketplace Holdings Limited (“Marketplace”) and Quantalytics Holdings, LLC (“Quantalytics”), in which the Company is deemed to be the primary beneficiary (see Note 4, “Variable Interest Entities”). Subsidiaries are fully consolidated from the date on which control is obtained by the Company. They are deconsolidated from the date that control ceases. Intercompany accounts and transactions have been eliminated in consolidation. The noncontrolling interests attributable to the Company’s majority-owned subsidiaries and variable interest entity are presented as a separate component of shareholders’ equity in the consolidated balance sheets. When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary will be initially measured at fair value and the difference between the carrying value and fair value of the retained interest will be recorded as a gain or loss on the consolidated statements of operations.
The Company consolidates the financial results of the following entities, which the Company controls:
Subsidiaries	Equity Interest(i)
FGMH and its subsidiaries	95%
Quantalytics	See Note 4, “Variable Interest Entities”
Marketplace	See Note 4, “Variable Interest Entities”

(i)
Equity interest may differ from ownership interest, which is defined as the proportionate share of net income/loss to which the Company is entitled.

Impact of COVID-19 Pandemic
On March 11, 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a global pandemic, which continues to spread throughout the United States and around the world. As a result of the ongoing COVID-19 pandemic, United States federal, state, local, and foreign governments have placed restrictions on physical movement, travel, and certain other activities.
Although the Company has not suffered any material adverse consequences to date from the COVID-19 pandemic, the business has been impacted both negatively and positively. The remote working and stay-at home orders negatively affected the live events business but generated a record number of users consuming and engaging in content on the Company’s website. The Company is closely monitoring the impact of the COVID-19 pandemic on all aspects of the business as the future impact of the COVID-19 pandemic on the operational and financial performance will depend on certain developments, including the duration and spread of the pandemic, impact on the customers, impact on the sales cycles, impact on the marketing efforts, and effect on the suppliers, all of which are uncertain and cannot be predicted. It is possible that the

COVID-19 pandemic, the measures taken by the governments and businesses affected and the resulting economic impact may materially and adversely affect the business, results of operations, cash flows and financial positions of the Company and its customers and vendors.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Variable Interest Entities
The Company consolidates all entities where a controlling financial interest exists. The Company has considered its relationship with each entity to determine whether the Company has a variable interest in that entity, and if so, whether the Company is the primary beneficiary of the relationship. U.S. GAAP requires variable interest entities (“VIEs”) to be consolidated if an entity’s interest in the VIE is a controlling financial interest. Under the variable model, a controlling financial interest is determined based on which entity, if any, has (i) the power to direct the activities of the VIE that most significantly impacts the VIE’s economic performance and (ii) the obligations to absorb losses that could potentially be significant to the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE.
Management performs ongoing reassessments of whether changes in the facts and circumstances regarding the Company’s involvement with a VIE will cause the consolidation conclusion to change. The consolidation status of a VIE may change as a result of such reassessments. Changes in consolidation status are applied prospectively in accordance with U.S. GAAP.
Acquisitions
For asset acquisitions that involve the initial consolidation of a VIE that is not a business for which the Company is the primary beneficiary, the transactions are accounted for under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 810, Consolidation (“ASC 810”), and no goodwill is recognized. Rather, the Company recognizes the identifiable assets acquired (excluding goodwill), the liabilities assumed, and any noncontrolling interests as though the VIE was a business and subject to the guidance on recognition and measurement in a business combination under ASC 805, Business Combinations (“ASC 805”), and recognizes a gain or loss for the difference between (a) the sum of the fair values of consideration paid and noncontrolling interests, (b) the fair value of the VIE’s identifiable assets and liabilities, and (c) the reported amounts of any previously held interests. In an asset acquisition, including the initial consolidation of a VIE that is not a business, acquired assets such as technology that provides a future benefit will be capitalized by the Company.
Use of Estimates
The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to revenue recognition, the selection of useful lives of intangible assets and the related amortization methods, impairment assessments of goodwill, income taxes, and the determination of the fair value of stock-based compensation. As a result of the COVID-19 pandemic, the Company considered relevant impacts to its estimates related to the impairment assessments of goodwill and intangible assets, and there may be changes to those estimates in future periods. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors, including the current economic environment, and makes adjustments when facts and circumstances dictate. These estimates are based on information available as of the date of the consolidated financial statements; therefore, actual results could differ from those estimates.
Foreign Currency Translation and Transactions
The Company’s reporting currency is the U.S. dollar. The Company determines the functional currency of each subsidiary based on the currency of the primary economic environment in which each subsidiary operates. The Company translates the assets and liabilities of those subsidiaries with functional currency different from the Company’s reporting currency, into U.S. dollars based on the current exchange rate as of the end of the period. Revenues and expenses are translated at average exchange rates in effect during the period. The gain or loss resulting from the process of translating foreign currency financial statements into U.S. dollars is reflected as a foreign currency cumulative translation adjustment and reported as a component of accumulated other comprehensive loss. Foreign currency transaction gains and losses resulting from or expected to result from transactions denominated in a currency other than the functional currency are recognized in the respective line items to which they relate, in the consolidated statements of operations. The foreign currency transaction gains (losses) were not material for the years ended December 31, 2021, 2020 and 2019.
Segment Information
The Company identifies a business as an operating segment if: (i) it engages in business activities from which it may earn revenues and incur expenses; (ii) its operating results are regularly reviewed by the Chief Operating Decision Maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance; and (iii) it has available discrete financial information. For the year ended December 31, 2020, the Company’s chief executive officer, who is the CODM, reviews financial information on a disaggregated basis across five operating segments for purposes of evaluating financial performance and allocating resources. Based on the Company’s evaluation of each operating segment using quantitative thresholds, the Company determined it has three reportable segments for financial reporting purposes for the year ended December 31, 2020. In May 2021, the Company sold a portion of its operating segment (see Note 3, “Divestitures” for additional information). As a result, for the year ended December 31, 2021, the CODM reviews financial information on a disaggregated basis across four operating segments for purposes of evaluating financial performance and allocating resources. Additionally, based on the Company’s evaluation of each operating segment using qualitative and quantitative thresholds, the Company determined it has three reportable segments for financial reporting purposes for the year ended December 31, 2021. See Note 16, “Segments and Geographic Information” for additional segment information.
Concentrations of Credit Risk and Significant Customers
Financial instruments that potentially subject the Company to credit risk consist principally of cash and cash equivalents and accounts receivable. The Company’s cash and cash equivalents are placed with high quality credit financial institutions. Cash and cash equivalents held with certain financial institutions may exceed the amount of insurance provided on such deposits. As of December 31, 2021 and 2020, the Company has cash balances at financial institutions in excess of federal insurance limits. The Company periodically evaluate the credit standing of these financial institutions. The Company has $18.4 million and $10.8 million of cash and cash equivalents held at foreign financial institutions as of December 31, 2021 and 2020, respectively.
Concentrations within accounts receivable are generally limited due to the Company’s diverse customer base and its dispersion across different industries and geographic areas. The Company extends credit to customers based on its evaluation of the customer’s financial condition. The Company does not require that any collateral be provided by its customers.
Significant customers are those which represent 10% or more of revenues or accounts receivable, net balance at each consolidated balance sheet date. For the years ended December 31, 2021, 2020 and 2019, revenue from one customer represented 14%, 21% and 15% of revenues, respectively. There were no customers that represented 10% or more of accounts receivable, net balance as of December 31, 2021 and 2020.
Cash and Cash Equivalents
Cash and cash equivalents consist of cash in bank and highly liquid investments with original maturities of three months or less at the time of purchase. Cash and cash equivalents are recorded at the carrying amount, which approximates fair value.
Restricted Cash
The Company classifies all cash whose use is limited by contractual provisions as restricted cash. Restricted cash as of December 31, 2021 and 2020 consists primarily of cash held under letters of credit for office leases.

The reconciliation of cash, cash equivalents and restricted cash is as follows:
	As of December 31,
	2021	2020
	(in thousands)
Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$43,065	$48,314
Restricted cash included within other assets	1,989	1,967
Total cash, cash equivalents, and restricted cash	$45,054	$50,281
Debt Issuance Costs
Debt issuance costs associated with the Company’s term loans are recorded against the Company’s long-term debt and are amortized to interest expense using the effective interest method.
Accounts Receivable, Net
Accounts receivable are recorded net of allowance for doubtful accounts. Accounts receivable consist primarily of amounts billed to customers, related to the advertising revenue stream. On a periodic basis, management evaluates its accounts receivable and determines whether to provide an allowance or if any accounts should be written off based on past history of write-offs, collections and current and future projected credit conditions. The Company maintains an allowance for doubtful accounts to provide for uncollected amounts based on historical collection experience. The Company establishes an allowance for doubtful accounts as losses are estimated to have occurred through a provision for bad debts charged to earnings. As of December 31, 2021, there was no allowance for doubtful accounts. As of December 31, 2020, the allowance for doubtful accounts was $16,000. For the years ended December 31, 2021, 2020 and 2019, there were no provisions for bad debts charged to earnings and no write-offs. The Company generally does not require any security or collateral to support its receivables.
Property and Equipment, Net
Property and equipment, net is stated at cost less accumulated depreciation and amortization. Depreciation and amortization is computed using the double declining balance method over the following estimated useful lives: furniture and fixtures, seven years; website development costs, three years. Depreciation and amortization is computed using the straight-line method over the following estimated useful lives: capitalized internal-use software, three to five years; leasehold improvements, the shorter of the remaining lease term or estimated useful life of the asset. When assets are sold or retired, the cost and related accumulated depreciation or amortization of assets disposed of are removed from the accounts, with any resulting gain or loss recorded in loss on disposal of property and equipment in the consolidated statements of operations. Costs of repairs and maintenance are expensed as incurred.
Software Developed for Internal Use
The Company capitalizes costs related to internal-use software during the application development stage, including consulting costs and compensation expenses related to employees who devote time to the development projects. Costs incurred to develop and modify software and platform for internal use, are capitalized and included in property and equipment, net on the consolidated balance sheets. Costs incurred in the preliminary stages of development activities and post implementation activities are expensed in the period incurred and are included in product development in the consolidated statements of operations. The Company also capitalizes costs related to specific upgrades and enhancements when it is probable the expenditures will result in additional functionality.
Investments
Equity Method Investments
Investments in common stock or in-substance common stock of entities that provide the Company with the ability to exercise significant influence, but not a controlling financial interest, over the investee are accounted for under the equity method of accounting. Significant influence is generally presumed to exist when the Company owns an interest between 20% and 50% or when the Company has the ability to exercise significant influence. Investments accounted for under the equity method of accounting are initially recorded at cost. Subsequently, the Company recognizes through the consolidated statements of operations and as an adjustment to the investment balance on the consolidated balance sheets, its proportionate share of the entities’ net income or loss and to reflect the amortization of basis differences. The Company evaluates each of its equity method investments at the end of each reporting period to determine whether events or changes in business circumstances that the carrying value of the investment may not be fully recoverable. Evidence of a loss in value might include, but would not necessarily be limited to, absence of an ability to recover the carrying amount of the investment or inability of the investee to sustain an earnings capacity that would justify the carrying amount of the investment. This evaluation consists of several qualitative and quantitative factors including recent financial results and operating trends of the investee; implied values in recent transactions of investee securities; other publicly available information that may affect the value of the Company’s investments. The Company did not identify factors that would indicate that a potential other-than-temporary impairment of the carrying values of its equity method investments had occurred for the year ended December 31, 2021 (see Note 9, “Investments”).
Other Investments
Investments in which the Company has no significant influence (generally less than a 20% ownership interest) or does not have the ability to exercise significant influence are accounted for under the measurement alternative method pursuant to ASC 321, Investments — Equity Securities (“ASC 321”) as these investments do not have readily determinable fair values. Under the measurement alternative method, the Company records the investment at cost less impairment losses, if any, unless it identifies observable price changes in orderly transactions for the identical or a similar investment of the same issuer, in which case the Company will measure its investments at fair value as of the date that the observable transaction occurred. Such investments are presented as investments on the consolidated balance sheets and any impairment recognized related to these investments are presented in other income, net on the consolidated statements of operations (see Note 9, “Investments”).
Goodwill
The Company accounts for acquired businesses using the purchase method of accounting, which requires that the assets acquired and liabilities assumed be recorded at the acquisition date at their respective estimated fair values. Goodwill represents the excess acquisition cost over the fair value of net assets acquired in a business combination. Goodwill is assigned to the reporting units that are expected to benefit from the synergies of the business combination that generated the goodwill. The Company’s goodwill impairment test is performed at the reporting unit level. Reporting units are determined based on an evaluation of the Company’s operating segments and the components making up those operating segments. For purposes of its goodwill impairment review, the Company has identified Forbes Media and Forbes Asia as its reporting units.
Goodwill is tested for impairment annually on the last day of the fourth quarter of each fiscal year or in an interim period if certain changes in circumstances indicate a possibility that an impairment may exist. The Company considers the following factors in determining whether an impairment may exist: the macroeconomic conditions, industry and market considerations such as a significant adverse change in the business climate, cost factors, overall financial performance such as current-period operating results or cash flow declines combined with a history of operating results or cash flow declines or a projection/forecast that demonstrates continuing declines in the cash flow or the inability to improve the operations to forecasted levels, and any entity-specific events.
If the Company determines that it is more likely than not that the fair value of the reporting unit is below the carrying amount as part of its qualitative assessment, a quantitative assessment of goodwill is required. In the quantitative evaluation, the fair value of the reporting unit is determined and compared to the carrying value. If the fair value is greater than the carrying value, then the goodwill is deemed not to be impaired and no further action is required. If the fair value is less than the carrying value, goodwill is considered impaired and a charge is reported as impairment of goodwill in the consolidated statements of operations. The Company did not recognize any goodwill impairment for the year ended December 31, 2021. The Company recognized $0.7 million of goodwill impairment in the consolidated statement of operations for the year ended December 31, 2020.
Intangible Assets, Net
The Company’s identifiable intangible assets include trade names and trademarks, advertiser relationships, subscriber relationships, publishing licenses, and favorable leases obtained through business acquisitions. Intangible assets acquired in a business combination are recognized at fair value using generally accepted valuation methods deemed appropriate for the type of intangible asset acquired, and reported net of accumulated amortization, separately from goodwill. Intangible assets are amortized on a straight-line basis over their weighted-average useful lives as follows:
Intangible Assets	Weighted-Average Useful Life (in years)
Trade names and trademarks	20
Advertiser relationships	5 to 15
Subscriber relationships	5
EBSCO publishing license agreement	12
Favorable leases	Remaining term of the lease
Other	1
Impairment of Intangible Assets and Long-Lived Assets
The Company assesses identifiable intangible assets and long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The carrying amount of an intangible asset and a long-lived asset is not recoverable if it exceeds the sum of the undiscounted future cash flows expected to result from the use and eventual disposition of the asset. The amount of impairment loss, if any, is measured as the difference between the carrying value of the asset and its estimated fair value. The Company considers expected cash flows and estimated future operating results, trends, and other available information in assessing whether the carrying value of assets is impaired. For the years ended December 31, 2021, 2020 and 2019, there were no impairments recorded outside of assets written off in the normal course of business.
Other Assets
In October 2013, the Company terminated its licensing and joint venture agreement with a former partner. The Company paid termination fees in order to allow the Company to enter into a new license agreement. Accordingly, termination fees are deferred and will be amortized over the twelve-year term of the new license agreement. As of December 31, 2021 and 2020, the long-term portion of termination fees are included as part of other assets on the consolidated balance sheets and amounted to $1.7 million and $2.3 million, respectively. The short-term portion of the termination fees are included in the prepaid expenses and other current assets on the consolidated balance sheets and amounted to $0.6 million as of December 31, 2021 and 2020. For the years ended December 31, 2021, 2020 and 2019, the amortization expense of the termination fees was $0.6 million, which is included in cost of revenue (excluding depreciation and amortization) on the consolidated statement of operations.
Fair Value of Financial Information
Certain assets and liabilities are carried at fair value in accordance with U.S GAAP. Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.
Valuation techniques used to measure fair value require the Company to maximize the use of observable inputs and minimize the use of unobservable inputs. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Financial assets and liabilities carried at fair value are to be classified and disclosed in one of the following three levels of the fair value hierarchy, of which the first two are considered observable and the last is considered unobservable:
Level 1 — Quoted prices in active markets for identical assets or liabilities.
Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level 3 — Unobservable inputs that are supported by little or no market activity that are significant to determining the fair value of the assets or liabilities, including pricing models, discounted cash flow methodologies, and similar techniques.
On January 1, 2020, the Company adopted a new accounting standard that modifies certain disclosure requirements for fair value measurements. For instance, the Company is required to disclose weighted average information for significant unobservable inputs for all Level 3 fair value measurements. The adoption of this new guidance did not have a material impact on the Company’s consolidated financial statements and related disclosures (see Note 5, “Fair Value Measurements”).
Noncontrolling Interests
Interests held by third parties in consolidated majority-owned subsidiaries are presented as noncontrolling interests. The Company also recognizes noncontrolling interest related to its VIE, in which the Company is the primary beneficiary. Noncontrolling interests are reported as equity in the consolidated financial statements separate from the parent entity’s equity. The amount of net income attributable to noncontrolling interests is included in consolidated net income on the face of the consolidated statements of operations. Changes in the parent entity’s ownership interest in a subsidiary that do not result in deconsolidation are treated as equity transactions if the parent entity retains its controlling financial interest.
Income Taxes
Effective September 12, 2014, FGMH was a foreign corporation that elected to be treated as a partnership for U.S. tax purposes. FGMH files a U.S. Form 1065 and gives a U.S. Form K-1 to its owners to report their share of income, losses, and various tax credits or information. FGMH is owned 95% by the Company and 5% by Highlander, LLC. The Company accounts for income taxes in accordance with the provisions of ASC 740, Income Taxes (“ASC 740”). The Company is also subject to local and foreign income taxes in certain jurisdictions.
The Company accounts for income taxes using the asset and liability method under which deferred tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities with consideration given to net operating losses and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized based on all available positive and negative evidence.
The Company recognizes a tax benefit only if it is more likely than not the tax position will be sustained on examination by the local taxing authorities, based on the technical merits of the position. The tax benefits recognized in the consolidated financial statements from such positions are then measured based on the largest benefit greater than 50% likelihood of being realized upon settlement with the related tax authority. The changes in recognition or measurement are reflected in the period in which the change in judgment occurs.

The Company’s policy is to recognize, when applicable, interest and penalties related to those unrecognized tax benefits as part of the provision for U.S. federal, state, local, and foreign income taxes.
Tax Credits under the Grow New Jersey Assistance Program
As part of the Grow New Jersey Assistance Act, the Company moved its office from New York City to New Jersey in 2014 to be considered eligible to receive a tax credit. In 2016, the Company received a tax credit certificate of $24.7 million which may be taken over a 10-year period. The Company recognizes the tax credit as income when certain conditions, such as headcount thresholds, are met at the New Jersey office for each year. For each of the years ended December 31, 2021, 2020 and 2019, the Company recognized a tax credit of $2.3 million, which is recorded in other income, net within the consolidated statements of operations.
Revenue Recognition
Revenue from Contracts with Customers, (Topic 606) (“ASC 606”) establishes a principle for recognizing revenue upon the transfer of promised goods or services to customers, in an amount that reflects the expected consideration received in exchange for those goods or services. Additionally, the Company accounts for the deferral of certain incremental costs of obtaining or fulfilling a contract with a customer under ASC Subtopic 340-40, Other Assets and Deferred Costs-Contracts with Customers (“Subtopic 340-40”). Revenue recognition is achieved through applying the following five-step approach:
•
Identification of the contract, or contracts, with a client.

•
Identification of the performance obligations in the contract.

•
Determination of the transaction price.

•
Allocation of the transaction price to the performance obligations in the contract.

•
Recognition of revenue when, or as, a performance obligation is satisfied.

Nature of Performance Obligations
Advertising
Print Advertising — The Company sells advertising placements in magazines directly and through agencies. This performance obligation is satisfied when an advertisement is published in a magazine which is triggered by the on-sale date of the magazine issue. The customer is invoiced an agreed upon sales price which is net of discounts. Such amounts are recognized net of any agency commission. Payments are generally due thirty days from the invoice’s bill date.
Digital Advertising — The Company sells digital advertising to customers directly and through agencies as well as through programmatic auctions run by third party exchanges. The Company’s performance obligation related to digital advertising is satisfied when advertising is run on the digital sites. The price for digital advertising is determined by an agreed upon measure of cost per one thousand impressions or CPM. Performance obligations for digital advertising revenues sold to customers directly or through agencies are satisfied when the specified number of impressions are delivered over the contracted time frame. Such amounts are recognized net of any agency commission. The Company’s performance obligation related to programmatic revenues is satisfied at the point in time in which an ad is posted to the Company’s site or operated sites. Payments are generally due thirty to sixty days from the invoice’s bill date for performance obligations related to digital advertising revenues sold to customers directly or through agencies. For programmatic auctions run by third party exchanges, payments are generally due thirty to sixty days from the completion of the Company’s performance obligations.
Custom Content Advertising — The Company sells promoted custom content to customers directly and through agencies. The Company’s performance obligation related to the custom content advertising is the branded content being managed and promoted and running on the Company’s digital platforms. Revenue is recognized over the period of time the service is performed for the customer.

Such amounts are recognized net of any agency commission. Payments are generally due thirty days from the invoice’s bill date.
E-Commerce — The Company receives advertising revenue from directing traffic via links and digital ads on Forbes digital platforms to third party sites where product purchases are made, and revenue is shared with partners. The Company’s performance obligation related to e-commerce is satisfied on the date of the sale of the advertised good or service on the third-party site and is triggered by the sale of the good or service. The Company’s revenue share is based upon an agreed upon percentage with the partner and is recorded net of any expected returns. Payments are due upon completion of the Company’s performance obligations.
Circulation
Print Subscription — The Company sells magazines to consumers through subscriptions. Each copy of a magazine is determined to be a distinct performance obligation that is satisfied at the point the publication is sent to the customer. Most of the Company’s print subscription sales are prepaid at the time of order, in which payments are due upfront. Subscriptions may be canceled at any time for a refund of the price paid for remaining issues. As the contract may be canceled at any time for a full refund of the unserved copies, the contract term is determined to be on an issue-to-issue basis as these contracts do not have substantive termination penalties. Revenues from print subscriptions are deferred and recognized as subscribers are served the distinct magazines.
Digital Subscription — The Company sells digital content to consumers largely through newsletter subscriptions. The access to the digital content for the term of the subscription is determined to be a distinct performance obligation that is satisfied over the subscription period. Most of the Company’s subscription sales are prepaid at the time of order, in which payments are due upfront. Revenues from digital subscriptions are deferred and recognized proportionately as subscribers are served.
Licensing — The Company has entered into various licensing agreements. The performance obligation is a license of symbolic intellectual property that provides the customer with a right to access the intellectual property. The Company recognizes revenue for any upfront payment fees and/or minimum guarantee on a straight-line basis over the term of the agreement and recognizes variable fees only when cumulative consideration exceeds the minimum guarantee. The payment terms and payment due dates varies by contracts and are outlined in the related contracts. Payments are generally due thirty days from the invoice’s bill date.
Event Sponsorship — The Company sells sponsorships to tentpole and custom events organized and run by Forbes. The performance obligation is the customer being able to advertise itself as the event sponsor before, during, and in some cases after an event has occurred depending on the end date of the contract. As a result, revenue under such contracts is generally recognized over time. The payment terms and payment due dates varies by contracts and are outlined in the related contracts. Payments are generally due thirty days from the invoice’s bill date.
Research — The Company sells customized research programs with and without digital components. The performance obligation is the completed customized research in its final form as per the agreed upon terms. This may be through a survey, white paper, or research aggregated into branded digital content on the Company’s sites. The services and final product delivered under these contracts are customized to each client and therefore, do not have alternative uses to the Company. As a result, revenue under such contracts is recognized over time based on the inputs of work performed until the delivery of the final product to the customer. The payment terms and payment due dates varies by contracts and are outlined in the related contracts. Payments are generally due thirty days from the invoice’s bill date.
Other — Other revenues consist of event attendee revenues, reprints, newsstand, and other small programs which are recognized point in time as the performance obligations are transferred to the customer. Payments are due upon completion of the Company’s performance obligations.
The Company has a formal credit checking policy and procedures in place that evaluate collectability prior to accepting a new customer. The Company’s contracts do not include a significant financing component.

Significant Judgments
The Company’s contracts with customers sometimes include promises to transfer multiple products and services to a customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment. The Company uses an observable price to determine the standalone selling price for separate performance obligations if available or, when not available, an estimate that maximizes the use of observable inputs and faithfully depicts the selling price of the promised goods or services if the Company sold those goods or services separately to a similar customer in similar circumstances. In instances where an observable price or estimate cannot be determined, the residual method is used to allocate the transaction price.
Contract Costs
Deferred subscription commissions represent the sales commissions paid to third-party organizations for obtaining a subscription contract with a customer. The Company has determined that the sales commissions paid to third-party organizations are direct and incremental and expects to recover those costs. As a result, the Company recognized those costs as an asset and amortized over the related subscription term.
As of December 31, 2021, the total balances recognized from the costs incurred to obtain contracts with customers were $9.0 million, $6.0 million of which was recorded in current portion of deferred subscription commissions and $3.0 million was recorded in deferred subscription commissions, net of current portion on the consolidated balance sheets. As of December 31, 2020, the total balances recognized from the costs incurred to obtain contracts with customers were $10.5 million, $7.9 million of which was recorded in current portion of deferred subscription commissions and $2.6 million was recorded in deferred subscription commissions, net of current portion on the consolidated balance sheets. The Company recognized amortization related to these costs of $7.15 million, $10.08 million and $16.88 million for the years ended December 31, 2021, 2020 and 2019, respectively, which are recorded in cost of revenue (excluding depreciation and amortization) in the consolidated statements of operations. There were no impairments of contract costs recognized for the years ended December 31, 2021, 2020 and 2019.
Contract Balances
The Company records revenue from performance obligations when performance obligations are satisfied. The timing of the Company’s performance under its various contracts often differs from the timing of the customer’s payment, which results in the recognition of a contract asset or a contract liability. A contract asset is recognized when a good or service is transferred to a customer and the Company does not have the contractual right to bill for the related performance obligations. Current portion of contract assets were $1.0 million and $0.9 million as of December 31, 2021 and 2020 and are presented in prepaid expenses and other current assets on the consolidated balance sheets. There were no noncurrent contract assets as of December 31, 2021 and 2020.
A contract liability is recognized when consideration is received from the customer prior to the transfer of goods or services. As of December 31, 2021 and 2020, the current portion of contract liabilities was $23.0 million ($10.8 million was presented in the current portion of unexpired subscriptions and the remaining $12.2 million was presented in the current portion of deferred revenues on the consolidated balance sheets) and $19.7 million ($10.8 million was presented in the current portion of unexpired subscriptions and the remaining $8.9 million was presented in the current portion of deferred revenues on the consolidated balance sheets), respectively. As of December 31, 2021 and 2020, the noncurrent portion of contract liabilities was $9.9 million ($6.4 million was presented in the noncurrent portion of unexpired subscriptions and the remaining $3.5 million was presented in the noncurrent portion of deferred revenues on the consolidated balance sheets) and $10.0 million ($5.9 million was presented in the noncurrent portion of unexpired subscriptions and the remaining $4.1 million was presented in the noncurrent portion of deferred revenues on the consolidated balance sheets), respectively.
Practical Expedients and Exemptions
The Company utilizes various practical expedients offered by the guidance. The Company charges to expense the costs to obtain or fulfill a contract that has duration of one year or less as incurred because the amortization period of the asset that the entity otherwise would have recognized is one year or less. For all contracts with an original term of twelve months or less and for performance obligations tied to sales-based or usage-based royalties, the Company has not disclosed the transaction price for the remaining performance obligations as of the end of each reporting period or when the Company expects to recognize this revenue. The Company uses the right to invoice output method to recognize revenue for performance obligations satisfied over time in which an entity has a right to invoice a customer at an amount that corresponds directly with the value to the customer of the entity’s performance to date. Finally, consistent with historical practice, the Company excludes amounts collected from customers for sales taxes from its transaction prices.
Identification of a Customer and Gross versus Net Revenue Recognition
In the normal course of business, the Company acts as or uses an intermediary or agent in executing transactions with third parties. When the intermediary or agent is determined to be the Company’s customer, the Company records revenue based on the amount it expects to receive from the agent or intermediary.
In other circumstances, the determination of whether revenue should be reported on a gross or net basis is based on an assessment of whether the Company is acting as the principal or an agent in the transaction. If the Company is acting as a principal in a transaction, the Company reports revenue on a gross basis. If the Company is acting as an agent in a transaction, the Company reports revenue on a net basis. The determination of whether the Company is acting as a principal or an agent in a transaction involves judgment and is based on an evaluation of the terms of the arrangement. The Company serves as the principal in transactions in which it controls the goods or services prior to being transferred to the customer.
Cost of Revenue (excluding depreciation and amortization)
Cost of revenue consists of expenses that are closely correlated or directly related to content creation, subscriber and advertiser servicing, and print production and distribution. Certain allocated overhead costs such as infrastructure costs, shipping and handling costs, and personnel expenses associated with supporting these functions are also included in cost of revenue.
Sales and Marketing
Sales and marketing expenses consist of expenses related to the Company’s marketing efforts as well as advertising sales expenses. Advertising sales expenses consist primarily of costs incurred in promoting and marketing the Company’s brand and services offered. Costs associated with the Company’s advertising are expensed as incurred and are included in sales and marketing expenses of the accompanying consolidated statements of operations. For the years ended December 31, 2021, 2020 and 2019, the advertising expense included in sales and marketing was $1.7 million, $1.5 million and $2.0 million, respectively.
Product Development
Product development expenses represent the Company’s investment into developing and enhancing new and existing product technology, including engineering, product development, and data insights. The Company expenses all product development expenses as incurred, except for those expenses that meet the criteria for capitalization as internal-use software.
General and Administrative
General and administrative expenses include corporate enterprise technology, general management expenses, stock-based compensation, and general overhead costs to support the Company’s operations. The Company expenses all general and administrative expenses as incurred.
Stock-Based Compensation
FGMH grants awards under its stock-based compensation program, which consists of stock options to purchase common stock. Prior to a Qualified Public Offering (“IPO”) as defined in FGMH’s Long Term Incentive Plan (the “LTIP Plan”) (see Note 14, “Stock-Based Compensation”), FGMH shall have the right to purchase from an option holder, all vested options and shares upon the option holder’s termination of service. The purchase price will be the fair market value of the underlying shares on the date of exercise of the call right less the aggregate stock option exercise price. As FGMH has the intent and a history of repurchasing vested options, the awards are liability-classified.
Liability-classified awards are measured at the date of grant and must be remeasured at each reporting period until settlement. Compensation cost for each period until settlement shall be based on the change (or a portion of the change, depending on the percentage of the requisite service that has been rendered) in the fair value of the stock options each reporting period. Ultimately, the compensation cost recognized for a liability-classified award equals the amount for which the award is settled (e.g., the cash paid to settle an award, or the value of the instruments transferred to the grantee to settle the award). Stock-based compensation expense is classified in the accompanying consolidated statements of operations based on the function to which the related services are provided. The Company has elected to recognize forfeitures of stock-based compensation awards as they occur.
FGMH calculates the fair value of stock options granted at each reporting period using the Black-Scholes option-pricing model with the following assumptions:
Expected Volatility — FGMH estimated volatility for option grants by evaluating the average historical volatility of a peer group of companies for the period immediately preceding the option grant for a term that is approximately equal to the options’ expected life.
Expected Term — The expected term of the options represents the period that the stock-based awards are expected to be outstanding.
Risk-Free Interest Rate — The risk-free interest rate is based on the implied yield currently available on U.S. Treasury zero-coupon issues with an equivalent expected term at the grant date.
Dividend Yield — The Company has not declared or paid dividends to date that is considered a return on investment. As such, the dividend yield has been estimated to be zero.
Because there has been no public market for its stock, FGMH calculates the fair value of its common stock by considering factors from transactions entered with third parties as well as independent valuations by a third-party valuation specialist. FGMH considers factors it believes are material to the valuation process, including but not limited to, the price at which recent equity was issued by FGMH to independent third parties or transacted between third parties, actual and projected financial results, risks, prospects, economic and market conditions, and estimates of weighted average cost of capital. FGMH believes the combination of these factors provides an appropriate estimate of the expected fair value of FGMH and reflects the best estimate of the fair value of FGMH’s common stock at each grant date.
Recently Adopted Accounting Pronouncements
In June 2018, the FASB issued ASU 2018-07, Improvements to Nonemployee Share-Based Payment Accounting (“ASU 2018-07”). The standard simplifies the accounting for share-based payments granted to nonemployees for goods and services and aligns most of the guidance on such payments to the nonemployees with the requirements for share-based payments granted to employees. ASU 2018-07 requires entities to use a modified retrospective transition approach, with a cumulative-effect adjustment to retained earnings as of the beginning of the fiscal year. On January 1, 2020, the Company adopted ASU 2018-07 and the adoption did not have a material effect on the consolidated financial statements and related disclosures.
In August 2018, the FASB issued ASU 2018-13, Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which eliminates, adds and modifies certain fair value measurement disclosure requirements of ASC 820, Fair Value Measurement (“ASC 820”). The amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Company adopted the standard effective January 1, 2020 and provided the required disclosures in Note 5, “Fair Value Measurements”.
In November 2018, the FASB issued ASU 2018-17, Targeted Improvements to Related Party Guidance for Variable Interest Entities (“ASU 2018-17”). ASU 2018-17 amends the VIE guidance to align the evaluation of a decision maker’s or service provider’s fee in assessing a variable interest with the guidance in the primary beneficiary test. Specifically, indirect interests held by a related party that is under common control will now be considered on a proportionate basis, rather than in their entirety, when assessing whether the fee qualifies as a variable interest. The proportionate basis approach is consistent with the treatment of indirect interests held by a related party under common control when evaluating the primary beneficiary of a VIE. This effectively means that when a decision maker or service provider has an interest in a related party, regardless of whether they are under common control, it will consider that related party’s interest in a VIE on a proportionate basis throughout the VIE model for both the assessment of a variable interest and the determination of a primary beneficiary. ASU 2018-17 is effective for fiscal years beginning after December 15, 2020, and interim periods within fiscal years beginning after December 15, 2021. On January 1, 2021, the Company adopted ASU 2018-17 and the adoption did not have a material effect on the consolidated financial statements and related disclosures.
In January 2020, the FASB issued ASU 2020-01, Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (“ASU 2020-01”). ASU 2020-01 clarifies accounting certain topics which includes measuring equity securities using the measurement alternative, how the measurement alternative should be applied to equity method accounting, and certain forward contracts and purchased options which would be accounted for under the equity method of accounting upon settlement or exercise. The guidance is effective for fiscal years beginning after December 15, 2021 and interim periods within those fiscal years, with early adoption permitted. The amendments should be adopted prospectively. On January 1, 2021, the Company early adopted ASU 2020-01 and the adoption did not have a material effect on the consolidated financial statements and related disclosures.
Recent Accounting Pronouncements Not Yet Adopted
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842) (“ASU 2016-02”) and also issued subsequent amendments to the initial guidance, ASU 2017-13, ASU 2018-10, ASU 2018-11, ASU 2018-20, ASU 2019-01, ASU 2019-10, ASU 2020-02, ASU 2020-05, and ASU 2021-05 (collectively, “Topic 842”). Under Topic 842, lessees will be required to recognize a lease liability, which is a lessee’s obligation to make lease payments arising from a lease measured on a discounted basis, and a right-to-use asset, which is an asset that represents the lessee’s right to control the use of an identified asset for the lease term, at the commencement date for all leases with a term greater than one year. Topic 842 is effective for the Company on January 1, 2022. The Company plans to apply this guidance on a modified retrospective basis at the beginning of the period of adoption through a cumulative-effect adjustment to retained earnings, with no restatement of prior periods. The Company plans to elect the package of practical expedients permitted under the transition guidance within Topic 842. The Company plans to elect the practical expedient to combine lease and non-lease components for all asset classes. The Company also plans to elect the short-term lease exception to keep leases with an initial term of twelve months or less off the balance sheet. The Company is currently evaluating the impact of Topic 842 along with the targeted improvements and expects it will have a material impact on its consolidated balance sheets but not on its consolidated statements of operations.
In June 2016, the FASB issued ASU 2016-13, Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”) and also issued subsequent amendments to the initial guidance, ASU 2018-19, ASU 2019-04, ASU 2019-05, ASU 2019-10, ASU 2019-11, ASU 2020-02, and ASU 2020-03 (collectively, “Topic 326”). The main objective of Topic 326 is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by companies at each reporting date. For trade and other receivables, held to maturity debt securities and other instruments, companies will be required to use a new forward-looking “expected losses” model that generally will result in the recognition of allowances for losses earlier than under current accounting guidance. The standard will be adopted using the modified retrospective approach. This guidance is effective for the Company beginning after December 15, 2022, with early adoption permitted. The Company is currently evaluating the potential impact of adopting Topic 326 on its consolidated financial statements and related disclosures.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740) — Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which simplifies the accounting for income taxes by removing certain exceptions to the general principles of ASC 740. The amendments also improve consistent application of and simplify U.S. GAAP for other areas of ASC 740 by clarifying and amending existing guidance. This guidance is effective for the Company beginning after December 15, 2021, with early adoption permitted. Depending on the amendment, adoption may be applied on a retrospective, modified retrospective, or prospective basis. The Company does not expect the adoption of ASU 2019-12 to have a material effect on its consolidated financial statements and related disclosures.
In March 2020, the FASB issued ASU 2020-04, Facilitation of the Effects of Reference Rate Reform on Financial Reporting which provides optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by the discontinuation of the London Interbank Offered Rate (“LIBOR”) or by another reference rate expected to be discontinued. This guidance is effective for all entities upon issuance on March 12, 2020 and may be applied through December 31, 2022. The expedients and exceptions in this guidance are optional, and the Company is evaluating the potential future financial statement impact of any such expedient or exception that it may elect to apply as the Company evaluates the effects of adopting this guidance on its consolidated financial statements.
In October 2021, the FASB issued ASU 2021-08, Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers (“ASU 2021-08”). ASU 2021-08 requires contract assets and contract liabilities acquired in a business combination to be recognized and measured by the acquirer on the acquisition date in accordance with ASC 606 as if it had originated the contracts. Under the current business combinations guidance, such assets and liabilities are recognized by the acquirer at fair value on the acquisition date. ASU 2021-08 is effective for the Company beginning after December 15, 2023, including interim periods within those fiscal years. Early adoption is permitted. The standard will not impact acquired contract assets or liabilities from business combinations occurring prior to the effective date of adoption, and the impact in future periods will depend on the contract assets and contract liabilities acquired in future business combinations.
NOTE 3 — DIVESTITURES
In May 2021, the Company entered into a Share Transfer, Share Subscription and Shareholders Agreement (the “STA”) with Great Return Group Limited (“Great Return”), pursuant to which the Company agreed to contribute the business operations of its subsidiary Forbes Media Hong Kong Limited (“FMHK”) into Energetic Force Investments Limited (“Energetic Force”) in exchange for a 30% equity interest in Energetic Force. Upon the share transfer and contribution, the Company relinquished all control of FMHK to Energetic Force. As a result, the Company derecognized its ownership interest in FMHK. Great Return agreed to contribute $6.0 million in cash and the business operations of its subsidiary FGA Holdings Limited into Energetic Force in exchange for a 70% equity interest. Additionally, in connection with the share transfer and contribution of FMHK, the Company entered into a Trademark License Agreement with Energetic Force to grant Energetic Force the right to use the Forbes trademark and publication of certain magazine content in foreign language print. (see Note 18, “Related-Party Transactions”).
The Company recognized a gain of $1.6 million within the consolidated statements of operations in connection with the divestiture. The Company is deemed to have significant influence over Energetic Force through its noncontrolling board representation and accounts for its investment in Energetic Force’s common stock in accordance with the equity method through December 31, 2021 (see Note 9, “Investments”).
NOTE 4 — VARIABLE INTEREST ENTITIES
Marketplace
On March 8, 2018, the Company invested in Marketplace for $1.6 million and granted the right to use the Forbes trade name for 20% ownership in Marketplace, a website which focuses on personal finance. The Company also has a seat on the Board of Directors of Marketplace. Also on March 8, 2018, the Company’s majority shareholder invested in Marketplace for 21.98%. The Company’s majority shareholder also had a board seat on the Board of Directors of Marketplace. The Company, along with its majority shareholder, holds the power to direct the activity of Marketplace through the control of its two board seats. The Company is considered the primary beneficiary of the Marketplace as the Company has (i) the power to direct the activities of Marketplace that most significantly impact Marketplace’s economic performance and (ii) the obligation to absorb losses that could potentially be significant to Marketplace, or the right to receive benefits from Marketplace that could potentially be significant to Marketplace. As a result, the assets, liabilities, and results of operations of Marketplace are included in the consolidated financial statements.
In December 2020, the Company purchased from its majority shareholder an additional ownership of Marketplace and is accounted for as a transaction under common control, which was recorded at a carrying value of $1.8 million. This increased the Company’s ownership to approximately 41.98%. The Company reassessed whether it would be considered the primary beneficiary of Marketplace and determined that the Company remains a primary beneficiary of Marketplace.
On April 26, 2021, Marketplace entered into a Share Subscription Agreement and Shareholders’ Deed, which resulted in issuance of additional shares to the Company’s subsidiary, Forbes Venture Investment Limited, and to an external third party, Ventuit FZE (“Ventuit”) for $1.0 million and $2.0 million, respectively. As a result, the Company’s ownership in Marketplace decreased from 41.98% to 39.53%. The Company reassessed whether it would be considered the primary beneficiary of Marketplace and determined that the Company remains a primary beneficiary of Marketplace.
Quantalytics
On October 30, 2019, the Company invested $3.5 million for a 67.05% ownership in Quantalytics. The investment will allow the Company to incorporate Quantalytics’ sophisticated investment analytics, research and insights into the Company’s editorial content. The Company is considered the primary beneficiary of Quantalytics as the Company has (i) the power to direct the activities of Quantalytics that most significantly impact Quantalytics’ economic performance and (ii) the obligation to absorb losses that could potentially be significant to Quantalytics, or the right to receive benefits from Quantalytics that could potentially be significant to Quantalytics. As a result, the assets, liabilities, and results of operations of Quantalytics are included in the consolidated financial statements.
On March 12, 2021, Integrated Growth Capital Ltd. (“Integrated”) entered into a purchase agreement with Quantalytics (the “2021 Purchase Agreement”) whereby Integrated purchased 522,294 membership units for a purchase price of $1.0 million. As a result of the 2021 Purchase Agreement, Quantalytics adopted its Second Amended and Restated Limited Liability Company Agreement and the Company’s ownership in Quantalytics was diluted from 67.05% to 52.81%. The Company reassessed whether it would be considered the primary beneficiary of Quantalytics and determined that the Company remains a primary beneficiary of Quantalytics.
The table below presents the assets and liabilities (including intercompany balances that were eliminated in consolidation) for Marketplace and Quantalytics as of December 31, 2021 as follows (in thousands):

	Marketplace	Quantalytics
ASSETS
Current assets:
Cash and cash equivalents	$10,816	$891
Accounts receivable, net	10,849	—
Prepaid expenses and other current assets	1,422	—
Total current assets	23,087	891
Property and equipment, net	89	5,443
Other assets	83	108
Total assets	$23,259	$6,442
LIABILITIES
Current liabilities:
Accounts payable	$1,845	$—
Accrued expenses and other current liabilities	—	1,723
Due to an affiliate	7,045	3,428
Total current liabilities	8,890	5,151
Total liabilities	$8,890	$5,151
The table below presents the assets and liabilities (including intercompany balances that were eliminated in consolidation) for Marketplace and Quantalytics as of December 31, 2020 as follows (in thousands):
	Marketplace	Quantalytics
ASSETS
Current assets:
Cash and cash equivalents	$556	$1,186
Accounts receivable, net	1,539	—
Prepaid expenses and other current assets	784	—
Total current assets	2,879	1,186
Property and equipment, net	308	2,084
Other assets	—	103
Total assets	$3,187	$3,373
LIABILITIES
Current liabilities:
Accounts payable	$19	$—
Accrued expenses and other current liabilities	—	155
Due to an affiliate	2,220	—
Total current liabilities	2,239	155
Total liabilities	2,239	155
NOTE 5 — FAIR VALUE MEASUREMENTS
Recurring Fair Value Measurements
Under ASC 820, certain assets and liabilities are required to be remeasured to fair value at the end of each reporting period. The carrying amounts of certain financial instruments of the Company, including cash and cash equivalents, accounts receivable, prepaid expenses and other current assets, accounts payable, accrued expenses, and other current liabilities, approximate fair value due to their short-term nature. The carrying value of the Company’s loans payable represents the outstanding principal amounts excluding interest, which approximates fair value. FGMH’s stock options are carried at fair value, determined using Level 3 inputs in the fair value hierarchy.
The following tables summarize the Company’s financial liabilities measured at fair value on a recurring basis:
	As of December 31, 2021
	Total	Level 1	Level 2	Level 3
	(in thousands)
Liabilities:
FGMH’s Liability-classified stock options	$6,535	$—	$—	$6,535
Total	$6,535	$—	$—	$6,535
	As of December 31, 2020
	Total	Level 1	Level 2	Level 3
	(in thousands)
Liabilities:
FGMH’s Liability-classified stock options	$3,295	$—	$—	$3,295
Total	$3,295	$—	$—	$3,295
The following table presents the changes in the fair value of liability-classified stock options (in thousands):
Balance as of December 31, 2019	$5,565
Change in fair value	(2,270)
Balance as of December 31, 2020	$3,295
Change in fair value	3,240
Balance as of December 31, 2021	$6,535
The Company estimates the fair values of stock options using the Black-Scholes option-pricing model. The following table presents the unobservable inputs incorporated into the valuation of the liability-classified stock options:
	Year Ended December 31,
	2021	2020
Weighted-average expected term in years	0.25	1.00
Weighted-average expected stock price volatility	37.2%	79.0%
Risk-free interest rate	0.06%	0.10%
Expected dividend yield	0%	0%
Nonrecurring Fair Value Measurements
In addition to assets and liabilities that are remeasured at fair value on a recurring basis, the Company has certain assets, such as goodwill, that are not required to be remeasured to fair value at the end of each reporting period. On an ongoing basis, the Company monitors whether events occur or circumstances change that would more likely than not reduce the fair values of these assets below their carrying amounts. If the Company determines that these assets are impaired, the Company will write down these assets to fair value. These nonrecurring fair value measurements are considered to be Level 3 in the fair value hierarchy.

The following table summarizes the Company’s goodwill measured at fair value on a nonrecurring basis:
	As of December 31, 2020
	Total	Level 1	Level 2	Level 3
	(in thousands)
Goodwill
Goodwill, related to Forbes Asia	$3,104	$—	$—	$3,104
Total	$3,104	$—	$—	$3,104
On March 11, 2020, the World Health Organization declared the outbreak of COVID-19 as a global pandemic. As a result, the Company determined whether this event will more likely than not reduce the fair value of two of its reporting units, Forbes Media and Forbes Asia, below their respective carrying amount. Based on the assessment and after consideration of all the positive and mitigating factors relevant to these reporting units, the Company concluded that there were no impairment indicators present; therefore, no goodwill impairment testing was performed as of March 31, 2020.
Forbes Media Goodwill Impairment Assessments
For the year ended December 31, 2021, the Company performed a qualitative assessment to determine whether it will more likely than not that the fair value of Forbes Media is less than its carrying amount. After consideration of the macroeconomic conditions, industry and market considerations, cost factors, overall financial performance, and entity-specific events, the Company determined that it was not more likely than not that the fair value of Forbes Media is below its carrying amount. As a result, the Company determined that a quantitative assessment of goodwill was not required, and the Company did not recognize any goodwill impairment for the year ended December 31, 2021.
For the year ended December 31, 2020, as part of its quantitative goodwill impairment test, the Company used the discounted cash flow method, guideline public company method, and the merger and acquisition method to estimate fair value for Forbes Media. Specifically, the Company applied a 40% weighting to the discounted cash flow method, 40% weighting to the guideline public company method, and 20% weighting to the merger and acquisition method to estimate the fair value for Forbes Media. Significant unobservable inputs utilized in the discounted cash flow method were weighted average cost of capital (ranging from 4.6% to 14.5%) and projections of operating results, working capital, and capital expenditures over ten years. Significant unobservable inputs utilized in the guideline public company method were selected guideline public company’s earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples (ranging from 4.2 multiple to 15.9 multiple). Significant unobservable inputs utilized in the merger and acquisition method were selected target companies’ EBITDA multiples (ranging from 2.2 multiple to 22.0 multiple). Based on the quantitative goodwill impairment test performed for Forbes Media, the Company did not recognize any goodwill impairment for the year ended December 31, 2020.
Forbes Asia Goodwill Impairment Assessments
For the years ended December 31, 2021 and 2020, the Company used the discounted cash flow method to estimate the fair value for Forbes Asia. As part of its quantitative goodwill impairment test for Forbes Asia, significant unobservable inputs utilized in the discounted cash flow method were weighted average cost of capital (ranging from 5.1% to 17.3%) and projections of operating results, working capital, and capital expenditures over ten years. For the year ended December 31, 2020, due to the impact of adverse trends resulting from lower than expected advertising revenue, the Company revised its outlook, which resulted in a reduction in expected future cash flows of the business. As a result, based on the quantitative goodwill impairment test performed for Forbes Asia, the Company recognized $0.7 million of goodwill impairment in the consolidated statements of operations for the year ended December 31, 2020. As a result, the Company classified the measurement of goodwill impairment as Level 3, as the Company used unobservable inputs within the valuation methodologies that were significant to the fair value measurements, and the valuations required management’s judgment due to the absence of quoted market prices. The Company did not recognize any goodwill impairment for the year ended December 31, 2021.

See Note 10, “Goodwill” for the changes in the carrying value of goodwill.
There were no transfers between Level 1, Level 2 or Level 3 during the years ended December 31, 2021 and 2020.
NOTE 6 — REVENUE RECOGNITION
The majority of the Company’s revenue is generated through the following types of arrangements:
Media — Consists of print advertising and subscription revenues as well as digital advertising revenues and reprints. Digital advertising revenues can be further broken down into the following categories: traditional (display, programmatic, and video advertising on owned & operated sites and social media platforms) and the production and dissemination of native content which is our Brandvoice product.
Brand Extension — Consists of revenues from custom content and trademark licensing. The Company sells custom branded content that is promoted either on or off digital platforms. Examples of branded content are events (live and virtual) in addition to research and consulting products (Forbes Insights). The Company has entered into various multi-year contracts to license its trademark to international publishing partners and partners in other industries including online education, financial services, real estate, and travel.
Consumer — Includes affiliate marketing revenues and digital subscription products. The Company participates in multiple marketplace arrangements with third parties whereby we provide affiliate links which redirect the audience to purchase products and/or services from the third parties. When the participant purchases a product and/or service, the Company receives a commission fee for that sale from the third party. Digital subscription products exist in the form of newsletters and gated access to forbes.com. Forbes receives fixed consideration before the start of the subscription periods and are typically sold in monthly, annual, and bi-annual intervals.
The Company’s revenue streams are summarized as follows:
	Year Ended December 31, 2021
	Media	Brand Extension	Consumer	Total
	(in thousands)
Advertising	$170,366	$—	$16,782	$187,148
Circulation	11,872	—	3,325	15,197
Licensing	—	21,003	1,250	22,253
Events	—	15,757	517	16,274
Research	—	7,940	—	7,940
Other	—	10,242	95	10,337
Total revenues	$182,238	$54,942	$21,969	$259,149
	Year Ended December 31, 2020
	Media	Brand Extension	Consumer	Total
	(in thousands)
Advertising	$115,922	$—	$9,038	$124,960
Circulation	14,676	—	1,408	16,084
Licensing	—	16,566	1,234	17,800
Events	—	10,553	599	11,152
Research	—	8,500	—	8,500
Other	—	6,357	—	6,357
Total revenues	$130,598	$41,976	$12,279	$184,853

	Year Ended December 31, 2019
	Media	Brand Extension	Consumer	Total
	(in thousands)
Advertising	$113,911	$—	$3,209	$117,120
Circulation	23,699	—	1,488	25,187
Licensing	—	18,970	1,237	20,207
Events	—	22,793	3,092	25,885
Research	—	10,666	—	10,666
Other	—	11,563	—	11,563
Total revenues	$137,610	$63,992	$9,026	$210,628
The following table summarizes the timing of revenue recognition:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Revenue, net transferred at a point in time	$132,669	$93,546	$91,144
Revenue, net transferred over time	126,480	91,307	119,484
Total	$259,149	$184,853	$210,628
Contract Balances from Contracts with Customers
The following tables provides information about accounts receivable, contract assets, and contract liabilities from contracts with customers:
	As of December 31,
	2021	2020
	(in thousands)
Accounts receivable, net	$65,362	$45,181
Contract assets included in prepaid expenses and other current assets	$966	$894
Unexpired subscriptions, current and noncurrent portions	$17,163	$16,718
Deferred revenues, current and noncurrent portions	$15,720	$13,097
The contract asset is reclassified to accounts receivable when the customer is invoiced based on the contractual billing schedule. The increase in the contract assets balance of $0.1 million for the year ended December 31, 2021, is mostly due to goods and services transferred in which Company does not have the contractual right to bill for the related performance obligations.
Contract liabilities activity is as follows (in thousands):
	Unexpired Subscriptions	Deferred Revenues	Total
Balance as of December 31, 2019	$23,452	$12,609	$36,061
Amounts billed but not recognized	7,852	25,365	33,217
Revenue recognized	(14,586)	(24,877)	(39,463)
Balance as of December 31, 2020	$16,718	$13,097	$29,815
Amounts billed but not recognized	15,148	38,163	53,311
Revenue recognized	(14,703)	(35,540)	(50,243)
Balance as of December 31, 2021	$17,163	$15,720	$32,883
Performance Obligations
The Company has remaining performance obligations related to licensing. As of December 31, 2021, the aggregate amount of the transaction price allocated to the remaining performance obligations for contracts with a duration greater than one year was approximately $13.4 million. The Company will recognize this revenue as performance obligations are satisfied. The Company expects that approximately $7.1 million in 2022, $1.4 million in 2023, and $4.9 million thereafter will be recognized as revenue.
NOTE 7 — PREPAID EXPENSES AND OTHER CURRENT ASSETS
Prepaid expenses and other current assets consist of the following:
	As of December 31,
	2021	2020
	(in thousands)
Prepaid insurance	$1,547	$882
Contract assets	966	894
Deposits	251	242
Tax credits	4,598	4,598
Other prepaid expenses	9,175	7,721
Other current assets	1,044	841
Total prepaid expenses and other current assets	$17,581	$15,178
NOTE 8 — PROPERTY AND EQUIPMENT, NET
Property and equipment, net consists of the following:
	As of December 31,
	2021	2020
	(in thousands)
Furniture and fixtures	$9,830	$9,390
Capitalized internal-use software	1,281	1,281
Website development costs	10,375	7,035
Leasehold improvements	10,639	10,688
	32,125	28,394
Less: accumulated depreciation and amortization	(21,005)	(17,459)
Property and equipment, net	$11,120	$10,935
As of December 31, 2021 and 2020, the net book value of capitalized internal-use software was $0.2 million and $0.4 million, respectively. Depreciation and amortization expense was $3.7 million, $3.0 million and $2.8 million for the years ended December 31, 2021, 2020 and 2019, respectively, which included amortization expense for capitalized internal-use software of $0.15 million, $0.20 million and $0.40 million, respectively.
During the year ended December 31, 2021, the Company wrote off approximately $0.8 million of website development costs with no accumulated amortization as the assets were determined to no longer have future economic benefits. The loss of $0.8 million associated with these write offs during the year ended December 31, 2021 was included in product development on the consolidated statements of operations.
The Company has not acquired any property and equipment under capital leases.
NOTE 9 — INVESTMENTS
Equity Method Investments
In May 2021, the Company contributed the business operations of its subsidiary, FMHK into Energetic Force in exchange for a 30% equity interest in Energetic Force (see Note 3, “Divestitures”). As of

December 31, 2021, the Company owned 30% of the common stock issued by Energetic Force. The Company has significant influence over Energetic Force through its noncontrolling representation on the investee’s supervisory board. Accordingly, the Company’s investment in Energetic common stock was accounted for in accordance with the equity method.
As of December 31, 2021, the Company’s investment in Energetic Force was $1.9 million, which is included within equity method investments in the consolidated balance sheets. During the year ended December 31, 2021, the Company’s proportionate share of Energetic Force’s net loss for the year ended December 31, 2021 was $0.4 million which is included within other income, net in the consolidated statements of operations.
The Company also has an investment of $0.5 million in Forbes Global Properties, LLC (“FGP”) and is accounted for in accordance with the equity method as FGP maintains specific ownership accounts for each of its members and the Company’s investment is more than minor.
As of December 31, 2021, the Company’s investment in FGP was $0.2 million, which is included within equity method investments in the consolidated balance sheets. The Company’s proportionate share of FGP’s net loss for the year ended December 31, 2021 was $0.3 million which is included within other income, net in the consolidated statements of operations.
Other Investments
The Company has accounted for its investments that do not have a readily determinable fair value under the measurement alternative. As of December 31, 2021 and 2020, the carrying values of other investments were as follows:
	As of December 31,
	2021	2020
	(in thousands)
Outdoor Voices, Inc.	$1,000	$1,000
Creative Labs	319	319
Roman Health Ventures, Inc	51	51
Total	$1,370	$1,370
The Company’s investments in Outdoor Voices, Inc., Creative Labs, and Roman Health Ventures, Inc. are not considered as in-substance common stock due to the existence of substantial liquidation preferences and therefore did not have subordination characteristics that were substantially similar to the common stock. The Company concluded that its ownership interests in such investments do not have a readily determinable available fair value and are accounted for under the measurement alternative. Under the measurement alternative, the Company measured its investments at cost, less any impairment, plus or minus, if any, observable price changes in orderly transactions for an identical or similar investment of the same issuer.
On August 24, 2017, the Company contributed $1.0 million to Outdoor Voices, Inc. (“Outdoor Voices”), a clothing company, in exchange for a convertible promissory note with 2% interest per annum. Unpaid principal and accrued interest are due to the Company at the maturity date, August 24, 2019. In the event that Outdoor Voices consummates a qualified equity financing before the maturity date, the unpaid principal and accrued interest are convertible and are due to the Company in equity securities and common stock. In March 2018, Outdoor Voices converted the promissory note into equity securities and common stock. The Company received 463,822 shares of preferred stock and 115,956 shares of common stock, which is equivalent to less than 1% ownership. As of December 31, 2021 and 2020, the investment in Outdoor Voices was recorded in investments on the consolidated balance sheets under the measurement alternative under ASC 321.
In June 2020, the Company contributed $0.3 million to Creative Labs, a talent endorsed product studio, for 2.32% ownership. As of December 31, 2021 and 2020, the investment in Creative Labs was recorded in investments on the consolidated balance sheets under the measurement alternative under ASC 321.

In August 2017, the Company invested approximately $0.05 million in Roman Health Ventures, Inc. in exchange for 3,248,227 shares of its Series Seed Preferred Stock, or 0.339% ownership. As of December 31, 2021 and 2020, the investment in Roman Health Ventures, Inc. was recorded in investments on the consolidated balance sheets under the measurement alternative under ASC 321.
NOTE 10 — GOODWILL
For the years ended December 31, 2021 and 2020, the Company’s goodwill reporting units were Forbes Media and Forbes Asia. The Company is required to evaluate goodwill for impairment on an annual basis or when events occur or circumstances change that would indicate the carrying value exceeds the fair value.
The following tables summarizes changes in the carrying amount of goodwill by reporting units:
	Forbes Media	Forbes Asia	Total Goodwill
Balance as of December 31, 2019	$8,936	$3,831	$12,767
Goodwill impairment charge	—	(727)	(727)
Balance as of December 31, 2020(1)	$8,936	$3,104	$12,040
Goodwill impairment charge	—	—	—
Balance as of December 31, 2021(1)	$8,936	$3,104	$12,040

(1)
Net of accumulated impairment charges of $249.3 million as of December 31, 2021 and 2020, respectively.

NOTE 11 — INTANGIBLE ASSETS, NET
The Company’s intangible assets are as follows:
	As of December 31, 2021
	Weighted-Average Remaining Amortization Period (in years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
		(in thousands)
Trade names and trademarks	13	$108,300	$(39,537)	$68,763
Advertiser relationships	12	78,430	(40,097)	38,333
Subscriber relationships	—	160	(160)	—
EBSCO publishing license agreement	5	2,300	(1,400)	900
Favorable leases	—	278	(278)	—
Other	—	746	(746)	—
Total		$190,214	$(82,218)	$107,996
	As of December 31, 2020
	Weighted-Average Remaining Amortization Period (in years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
		(in thousands)
Trade names and trademarks	14	$108,300	$(34,121)	$74,179
Advertiser relationships	13	78,430	(34,652)	43,778
Subscriber relationships	—	160	(160)	—
EBSCO publishing license agreement	6	2,300	(1,208)	1,092
Favorable leases	—	278	(278)	—

	As of December 31, 2020
	Weighted-Average Remaining Amortization Period (in years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
		(in thousands)
Other	—	746	(746)	—
Total		$190,214	$(71,165)	$119,049

The total amortization expense for intangible assets for the years ended December 31, 2021, 2020 and 2019 was $11.1 million, $11.1 million and $11.2 million, respectively. As of December 31, 2021 and 2020, there were no intangible assets not subject to amortization. Additionally, the Company did not incur costs to renew or extend the term of intangible assets for the years ended December 31, 2021 and 2020.
The following is a schedule of estimated annual amortization expense of intangible assets for the next five years and thereafter (in thousands):
Years Ended December 31,	Intangible Assets
2022	11,053
2023	11,053
2024	10,836
2025	10,467
2026	10,142
Thereafter	54,445
Total	$107,996
NOTE 12 — LOANS PAYABLE
Loans payable consisted of the following:
	As of December 31,
	2021	2020
	(in thousands)
Term Loan	$12,375	$13,125
Paycheck Protection Program	—	8,036
Debt discount	(133)	(213)
Debt issuance costs	(151)	(241)
Total loans payable, net of debt discount and debt issuance costs	12,091	20,707
Less: current portion	(580)	(8,616)
Total loans payable, net of current portion, debt discount, and debt issuance costs	$11,511	$12,091
New Credit Facility
On August 17, 2018, the Company entered into a new credit facility agreement (“New Credit Facility”) with City National Bank to provide for the ongoing working capital and general corporate purposes of the Company. Under the New Credit Facility, the Company borrowed $14.6 million term loan that matures in August 2023 (“Term Loan”). The New Credit Facility also provides a $5 million line of credit (“Line of Credit”). During the first two years following the closing date, subject to, amongst other things, pro forma covenant compliance, the Company may request increases to the term loan of up to $20 million in aggregate in no more than five draws (“Revolving Loan”). All borrowings are collateralized by a first priority perfected liens on substantially all of the tangible and intangible assets of the Company.

Both the Term Loan and Line of Credit carry an interest rate of LIBOR plus 4.0% and are paid quarterly. Additionally, the Revolving Loan has a 0.50% non-use fee that is calculated based on the average daily unused amount of the revolving loan and is paid quarterly as well. In July 2017, the United Kingdom Financial Conduct Authority (FCA), which regulates LIBOR, announced the desire to phase out of the use of LIBOR by the end of 2021. In March 2021, the deadline was extended to June 30, 2023 for existing legacy loans priced at most types of LIBOR. As a result, future borrowings under the Term Loan and Line of Credit could be subject to reference rates other than the LIBOR.
The New Credit Facility contains various covenants relating to the submission of quarterly and annual financial statements. Additionally, the New Credit Facility was amended to allow the Company to make distribution payments up to $50.0 million to its shareholders by September 30, 2021. This distribution payment was not considered a restricted payment when calculating the Company’s fixed charge coverage ratio, as defined in the New Credit Facility. As of December 31, 2021 and 2020, the Company was in compliance with all the debt covenants.
Additionally, the Company may be obligated to pay an annual payment, defined as Excess Cash Flow, based on the Company’s total leverage ratio at year end. The Excess Cash Flow payment, if required, is funded in the subsequent fiscal year. At December 31, 2021, the total leverage ratio did not trigger the Company funding any Excess Cash Flow payment in 2022.
The interest and principals of the Term Loan are paid on a quarterly basis. As of December 31, 2021 and 2020, the interest rate for the Term Loan was 4.25%. During the years ended December 31, 2021 and 2020, the Company made principal payments of $0.8 million, in connection with the Term Loan. The Company recognized interest expense of $0.8 million, $0.8 million and $1.1 million for the years ended December 31, 2021, 2020 and 2019, respectively, which includes amortization of debt issuance costs of $0.2 million for the years ended December 31, 2021, 2020 and 2019, related to the Term Loan.
There was no outstanding balance of the Revolving Loan as of December 31, 2021 and 2020. The Company had amounts available for borrowing of $3.1 million under the Line of Credit as of December 31, 2021 and 2020.
The annual maturities of the Term Loan as of December 31, 2021 are as follows (in thousands):
Years Ending December 31,
2022	$750
2023	11,625
Total	$12,375
Paycheck Protection Program
In response to the COVID-19 pandemic, the Paycheck Protection Program (the “PPP”) was established under the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) and administered by the U.S. Small Business Administration (“SBA”). Companies that met the eligibility requirements set forth by the PPP could qualify for PPP loans provided by local lenders, which supports payroll, rent and utility expenses (“qualified expenses”). If the loan proceeds are fully utilized to pay qualified expenses over the covered period, as further defined by the PPP, the full principal amount of the PPP loan may qualify for loan forgiveness.
On April 27, 2020, the Company received $8.0 million in loan funding from the PPP as evidenced by a promissory note (the “Note), through City National Bank. Under the terms of the Note and the PPP, the interest accrues on the outstanding principal at a rate of 1.0% per year. The term of the Note is two years, unless sooner provided in connection with an event of default under the Note. To the extent the loan amount is not forgiven under the PPP, the Company is obligated to make equal monthly payments of principal and interest, beginning ten months after the end of the covered period or, later if a timely loan forgiveness application has been submitted, until the maturity date. As a result of the enactment of the Paycheck Protection Program Flexibility Act of 2020 (the “PPP Flexibility Act”), repayment of the Note could be deferred until June 27, 2022.

As of December 31, 2020, the Company recognized the outstanding unpaid principal balance of $8.0 million as part of the loans payable, current in the accompanying consolidated balance sheets.
On June 15, 2021, the Company received a letter from City National Bank, confirming that the PPP loan granted to the Company pursuant to the CARES Act in the original principal amount of $8.0 million together with all accrued interest thereon was forgiven in full.
NOTE 13 — COMMON STOCK
As of December 31, 2021 and 2020, the Company’s amended and restated certificate of incorporation authorized the Company to issue 50,000 shares, par value $1 per share, of common stock. Each share of common stock entitles the holder to one vote on all matters submitted to the shareholders for a vote. The holders of the common stock are entitled to receive dividends, as may be declared by the Company’s Board of Directors. Upon liquidation, holders of the common stock will receive distributions on a pro rata basis. In June and July 2021, the Company declared and paid $50.0 million of cash distributions to its shareholders. The Company made payments of $30.0 million in June 2021 and the remaining $20.0 million was paid in July 2021. As of December 31, 2021, no cash dividends have been declared or paid. As of December 31, 2021 and 2020, the Company has not reserved any shares of common stock for issuance.
NOTE 14 — STOCK-BASED COMPENSATION
In September 2014, FGMH adopted an equity-based compensation plan, the LTIP Plan, authorizing the grant of stock options to employees, non-employees, and members of FGMH’s Board of Directors. FGMH reserved 43,745,188 non-voting shares, which is equivalent to 9.09% of FGMH’s outstanding shares on a fully diluted basis, for grant and issuance under the LTIP Plan. In October 2019, FGMH amended the LTIP Plan to adjust the total reserved number of non-voting shares to the proper capitalization of 9.09%, or 3,000 non-voting shares. Upon exercise, shares may be issued from the authorized non-voting shares. As of December 31, 2021 and 2020, 1,070 and 1,927 shares, respectively, were available for future grants under the LTIP Plan.
The LTIP Plan is administered by FGMH’s Board of Directors. The exercise prices, vesting and other restrictions are determined at the discretion of FGMH’s Board of Directors, except that the exercise price per share of stock options may not be less than 100% of the fair market value of a common share on the date of grant. Majority of the stock options granted to employees, non-employees, and members of FGMH’s Board of Directors typically vest every two years in three installments. The options under the LTIP Plan have a contractual term of ten years. FGMH’s Board of Directors determines the fair value of FGMH’s common shares taking into consideration its most recently available valuation of common shares performed by third parties as well as additional factors which may have changed since the date of the most recent contemporaneous valuation through the date of grant. Shares that are expired, forfeited, canceled or otherwise terminated without having been fully exercised will be available for future grant under the LTIP Plan. Unless otherwise provided, the options granted pursuant to the LTIP Plan are service-based options. These stock options are subject to the risk of forfeiture until vested by virtue of continued employment or service to FGMH. In the event of a change of control (as defined in the LTIP Plan), all outstanding stock options will vest in full effective immediately prior to the consummation of the transaction.

Stock Options
The following is a summary of stock option activity for the year ended December 31, 2021:
	Number of Options	Weighted- Average Exercise Price	Weighted-Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of December 31, 2020	1,073	$14,583	5.5	$—
Granted	858	14,583
Exercised	—	—
Cancelled or forfeited	—	—		—
Outstanding as of December 31, 2021	1,931	$14,583	6.6	$11.6
Vested and expected to vest as of December 31, 2021	1,931	14,583	6.6	$11.6
Exercisable as of December 31, 2021	852	$14,583	4.2	$5.1
The weighted average grant date fair value of options granted during the twelve months ended December 31, 2021 was $8,361. There were no options granted during the twelve months ended December 31, 2020. The aggregate intrinsic value of stock options is calculated as the difference between the exercise price of the stock options and the fair value of FGMH’s common shares for those stock options that had exercise prices lower than the fair value of FGMH’s common shares. There were no stock options exercised during the years ended December 31, 2021 and 2020.
Stock- Based Compensation
The Company classifies the options granted under LTIP plan as a liability on its consolidated balance sheet (included in other long-term liabilities) as FGMH has the intent and history of purchasing the vested options and shares upon the option holder’s termination of service at the fair market value of the underlying shares on the date of exercise of the call right less the aggregate stock option exercise price. Liability-classified awards are initially recorded at fair value upon the date of grant and are subsequently remeasured to fair value at each reporting date. The Company remeasured the liability-classified awards as of December 31, 2021 and 2020 and determined that the fair value of the liability classified awards was $6.5 million and $3.3 million, respectively, which is included in other liabilities in the accompanying consolidated balance sheets. The Company recognized a loss of $3.2 million, a gain of $2.3 million, and a loss of $2.6 million within the consolidated statements of operations for the years ended December 31, 2021, 2020 and 2019 respectively, related to the change in fair value of the liability-classified awards as follows:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Cost of revenue (excluding depreciation and amortization)	$292	$(349)	$397
General and administrative	2,397	(1,921)	2,186
Sales and marketing	292	—	—
Product development	259	—	—
Total	$3,240	$(2,270)	$2,583
As of December 31, 2021, there was $5.2 million of unrecognized stock-based compensation expense expected to be recognized over a weighted-average remaining vesting period of 4.7 years.

NOTE 15 — INCOME TAXES
For financial reporting purposes, income before income taxes includes the following components:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
United States	$36,468	$7,486	$9,682
Foreign	6,828	4,060	4,694
Total	$43,296	$11,546	$14,376
The provision for state, local, and foreign income taxes consisted of the following:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Current:
Federal	$—	$—	$—
State	226	213	(89)
Foreign	724	465	1,130
Deferred:
Federal	6,870	1,986	2,558
State	(2,336)	1,342	3,140
Foreign	(189)	—	—
Income tax expense	$5,295	$4,006	$6,739
The reconciliation of tax expense at the statutory rate and tax provision is as follows:
	Years Ended December 31,
	2021		2020		2019
	Amount (in thousands)	% of Pre-Tax	Amount (in thousands)	% of Pre-Tax	Amount (in thousands)	% of Pre-Tax
Statutory tax rate	$8,037	21%	$3,019	21%	$3,427	21%
Permanent differences	(1,451)	-4%	349	2%	301	2%
Excludable jurisdictions	(1,379)	-4%	(699)	-5%	(871)	-5%
Foreign taxes	536	1%	465	3%	1,130	7%
Partnership basis differences	1,561	4%	2,319	16%	2,006	12%
Change in tax rates	3,087	8%	1,055	7%	3,907	24%
Rate differential	(5,207)	-14%	(2,605)	-18%	(2,809)	-17%
Current impact of uncertain tax position	—	0%	—	0%	(143)	-1%
Other, net	111	1%	103	1%	(209)	-1%
Income tax expense	$5,295	13%	$4,006	27%	$6,739	42%
As of December 31, 2021, foreign earnings of FGMH of approximately $52 million have been retained by foreign subsidiaries for reinvestment. No provision has been made for deferred taxes on undistributed earnings of non-U.S. subsidiaries as these earnings have been indefinitely invested or expected to be remitted substantially free of additional tax. Determination of the amount of unrecognized deferred tax liability on these undistributed earnings is not practicable because of the complexity of laws and regulations, varying tax treatment of alternative repatriation scenarios, and the variation due to multiple potential assumptions relating to the timing of any future repatriations.

As of December 31, 2021 and 2020, the Company recorded a net deferred tax asset of $44.2 million and $48.6 million, respectively. The components of deferred tax assets and liabilities are as follows:
	As of December 31,
	2021	2020
	(in thousands)
Deferred tax assets:
Accrued expenses and compensation	$28	$17
Investment in partnership	32,971	36,667
Net operating losses	11,622	12,383
Deferred revenues	22	36
Depreciation	32	35
Other	1	16
Total deferred tax asset before valuation allowance	44,676	49,154
Less: valuation allowance	—	—
Net deferred tax asset	44,676	49,154
Deferred tax liabilities:
Amortization	431	564
Total deferred tax liabilities	431	564
Deferred tax assets, net	$44,245	$48,590
As of each reporting date, the Company’s management considers new evidence, both positive and negative, that could impact management’s view with regard to future realization of deferred tax assets. The Company believes that it will generate sufficient future taxable income to realize the income tax benefits related to the deferred tax asset. As a result, the Company did not record a valuation allowance as of December 31, 2021 and 2020.
The Company has net operating loss carryforwards for federal and state tax purposes of approximately $48.3 million, respectively, at December 31, 2021. Of the federal net operating losses, $31.3 million will start to expire after December 31, 2035, and $17 million have an indefinite carry forward. Of the state net operating losses, $48.3 million will start to expire after December 31, 2035.
The calculation of the Company’s tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations for both federal taxes and the many states in which it operates or does business in. A tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits of the Company and FGMH.
The Company records tax positions as liabilities and adjusts these liabilities when its judgement changes as a result of the evaluation of new information not previously available. Because of the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company’s current estimate of the recognized tax benefit liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which new information is available. The Company has not recorded any uncertain tax positions in its consolidated financial statements as of December 31, 2021 and 2020.
The Company records interest and penalties related to unrecognized tax benefits in the provision for income taxes. As of December 31, 2021 and 2020, no accrued interest or penalties are recorded on the balance sheet, and the Company has not recorded any related expenses, therefore there will be no reversals in the next twelve months.
The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. The Company files its tax returns in the U.S., Singapore, Hong Kong, and various states. In the normal course of business, the Company is subject to examinations by federal, state and local jurisdictions, where applicable. There are currently no pending tax examinations. The earliest tax returns filed by the Company that are still subject to examination are 2018 for the U.S. federal, Singapore, Hong Kong, and various states. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state and local tax authorities to the extent utilized in a future period.
NOTE 16 — SEGMENTS AND GEOGRAPHIC INFORMATION
Segment Information
The Company structures its business into the following segments: Forbes Media, Marketplace, Quantalytics and Other. Other contains earnings or losses on assets and liabilities primarily related to Forbes Asia and other activities that do not meet the definition of an operating segment. See Note 1, “Nature of the Business and Basis of Presentation”, for more information about the reportable segments.
The CODM uses adjusted EBITDA from continuing operations (“Adjusted EBITDA”) to evaluate segment performance and allocate resources. Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation and amortization expense, deferred compensation, management fees, minority interest expense, restructuring charges, impairment expense and certain discrete items impacting a particular segment’s results in a particular period. Adjusted EBITDA is a segment performance financial measure that offers a useful view of the overall operation of our businesses and may be different than similarly-titled segment performance financial measures used by other companies.
Management considers revenue and Adjusted EBITDA to be the appropriate metrics to evaluate and compare the ongoing operating performance of our segments on a consistent basis across reporting periods as they eliminate the effect of items which are not indicative of each segment’s core operating performance.
The following tables present the segment information:
	December 31, 2021
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Revenues:
Advertising	$140,322	$43,930	$—	$2,896	$—	$187,148
Circulation	14,864	—	—	333	—	15,197
Licensing	22,253	—	—	—	—	22,253
Events	14,619	—	—	1,655	—	16,274
Research	7,940	—	—	—	—	7,940
Other	10,100	—	94	143	—	10,337
Total	$210,098	$43,930	$94	$5,027	$—	$259,149
Adjusted EBITDA	$51,843	$10,535	$(2,264)	$265	$(38)	$60,341
Total assets	$241,997	$23,259	$3,014	$5,571	$44,245	$318,086

	December 31, 2020
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Revenues:
Advertising	$116,379	$5,742	$—	$2,839	$—	$124,960
Circulation	15,529	—	—	555	—	16,084
Licensing	17,800	—	—	—	—	17,800
Events	8,223	—	—	2,929	—	11,152
Research	8,500	—	—	—	—	8,500
Other	5,944	—	—	413	—	6,357
Total	$172,375	$5,742	$—	$6,736	$—	$184,853
Adjusted EBITDA	$41,832	$(2,972)	$(1,539)	$(4,793)	$—	$32,528
Total assets	$258,601	$967	$3,326	$4,313	$48,590	$315,797
	December 31, 2019
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Revenues:
Advertising	$113,373	$342	$—	$3,405	$—	$117,120
Circulation	24,092	—	—	1,095	—	25,187
Licensing	20,207	—	—	—	—	20,207
Events	18,814	—	—	7,071	—	25,885
Research	10,636	—	—	30	—	10,666
Other	11,355	—	—	208	—	11,563
Total	$198,477	$342	$—	$11,809	$—	$210,628
Adjusted EBITDA	$47,969	$(2,085)	$(125)	$(6,147)	$—	$39,612
Total assets	$249,496	$2,340	$4,886	$6,881	$51,918	$315,521
The following table presents a reconciliation of net income to Adjusted EBITDA:
	Year Ended December 31, 2021
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Net income (loss)	$36,418	$10,535	$(2,878)	$(1,437)	$(4,637)	$38,001
Interest expense	786	—	1	—	—	787
Interest income	(24)	—	—	—	—	(24)
Income taxes	763	—	—	(67)	4,599	5,295
Depreciation and amortization	13,946	—	613	212	—	14,771
Stock-based compensation	3,240	—	—	—	—	3,240
Management fees	1,008	—	—	—	—	1,008
Gain on sale of Forbes Media Hong Kong Limited	(1,577)	—	—	—	—	(1,577)

	Year Ended December 31, 2021
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Severance and other expenses(1)	3,052	—	—	1,591	—	4,643
Other(2)	(5,769)	—	—	(34)	—	(5,803)
Adjusted EBITDA	$51,843	$10,535	$(2,264)	$265	$(38)	$60,341

(1)
This consists of severance related expenses and costs incurred in businesses that are no longer operational.

(2)
Relates to the amortization of deferred revenue that was initially recognized at fair value during the 2014 business combination pursuant to a Membership Interest Purchase Agreement executed on July 16, 2014. This item also relates to PPP loan forgiveness and losses in equity method investments.

	Year Ended December 31, 2020
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Net income (loss)	$21,203	(2,972)	$(1,683)	$(5,680)	$(3,328)	$7,540
Interest expense	947	—	(6)	—	—	941
Interest income	(25)	—	—	—	—	(25)
Income taxes	516	—	—	162	3,328	4,006
Depreciation and amortization	13,998		150	31	—	14,179
Stock-based compensation	(2,270)	—	—	—	—	(2,270)
Management fees	980	—	—	—	—	980
Severance and other expenses(1)	5,210	—	—	298	—	5,508
Goodwill impairment charge	—	—	—	727	—	727
Other(2)	1,273	—	—	(331)	—	942
Adjusted EBITDA	$41,832	$(2,972)	$(1,539)	$(4,793)	$—	$32,528

(1)
This consists of severance related expenses and costs incurred in businesses that are no longer operational.

(2)
Relates to the amortization of deferred revenue that was initially recognized at fair value during the 2014 business combination pursuant to a Membership Interest Purchase Agreement executed on July 16, 2014.

	Year Ended December 31, 2019
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Net income (loss)	$23,092	$(2,085)	$(226)	$(7,446)	$(5,698)	$7,637
Interest expense	1,183	—	—	—	—	1,183
Interest income	(154)	—	—	—	—	(154)
Income taxes	647	—	—	394	5,698	6,739

	Year Ended December 31, 2019
	Forbes Media	Marketplace	Quantalytics	Other	Corporate and other adjustments	Total
	(in thousands)
Depreciation and amortization	13,750	—	101	92	—	13,943
Stock-based compensation	2,583	—	—	—	—	2,583
Management fees	1,062	—	—	—	—	1,062
Severance and other expenses(1)	4,374	—	—	813	—	5,187
Other(2)	1,432	—	—	—	—	1,432
Adjusted EBITDA	$47,969	$(2,085)	$(125)	$(6,147)	$—	$39,612

(1)
This consists of severance related expenses and costs incurred in businesses that are no longer operational.

(2)
Relates to the amortization of deferred revenue that was initially recognized at fair value during the 2014 business combination pursuant to a Membership Interest Purchase Agreement executed on July 16, 2014.

Major Customer
During year ended December 31, 2021, total revenue for one customer amounted to $36.4 million, of which, $34.3 million and $2.1 million are reported within the Forbes Media and Marketplace segments, respectively. During the year ended December 31, 2020, total revenue for one customer amounted to $39.5 million, of which, $38.5 million and $1.0 million are reported within the Forbes Media and Marketplace segments.
During the year ended December 31, 2019, total revenue for one customer amounted to $32.2 million, which is reported within the Forbes Media segment.
The following table presents total revenues by geographic area:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Geographic Region:
United States	$223,492	$155,731	$180,331
Asia	13,373	16,806	18,023
Canada	7,091	4,037	260
Other	15,193	8,279	12,014
Total revenue	$259,149	$184,853	$210,628
The following table presents long-lived assets, net of accumulated depreciation and amortization, by geographic area:
	As of December 31,
	2021	2020
	(in thousands)
Geographic Region:
United States	$118,988	$129,568
Asia	128	416
Total long-lived assets, net	$119,116	$129,984

NOTE 17 — DEFINED CONTRIBUTION PLAN
The Company maintains a defined contribution plan called the Employee Savings Incentive Thrift Plan of Forbes Media LLC (the “Plan”). The Company pays an employer match attributable to its employees participating in the Plan amounting to 3% of the participant’s base salary limited to $130,000 of compensation for a maximum match of $3,900 per participant per year.
Employer contributions in the consolidated statements of operations are summarized as follows:
	Years Ended December 31,
	2021	2020	2019
	(in thousands)
Cost of revenue (excluding depreciation and amortization)	$632	$554	$518
Sales and marketing	217	231	228
Product development	230	199	151
General and administrative	38	89	12
Total	$1,117	$1,073	$909
NOTE 18 — RELATED-PARTY TRANSACTIONS
On July 16, 2014, the Company entered into a service agreement with Highlander LLC, the Forbes family and minority shareholders, for services such as board membership and attendance at Company events for a fee of $1.0 million annually plus a maximum of $0.3 million in travel reimbursements. This agreement was extended in November 2018 through an amendment with terms identical to those in effect through July 2022. For the years ended December 31, 2021, 2020 and 2019, the Company recognized $1.0 million, $1.0 million and $1.06 million, respectively, related to services and related travel provided within general and administrative of the consolidated statements of operations.
Five Star Travel Corporation (“FST”) has licensed the Forbes name and publishes the Forbes Travel Guide (“FTG”). A member of the Forbes family controls the majority of the shares of FST; however, none of the Company’s owners have an equity interest in FST. The Company recognized $0.9 million, $0.4 million and $1.6 million in revenues from FST for the years ended December 31, 2021, 2020 and 2019, respectively. As of December 31, 2021 and 2020, the Company had outstanding receivables of $1.4 million and $0.7 million from FST, respectively, which are recorded within accounts receivable, net, on the consolidated balance sheets.
On September 12, 2014, as agreed under the Membership Interest Purchase Agreement by and among the Company, FGMH, and Integrated Whale, Forbes Financial Services LLC (“FFS”), a company owned by a member of the Forbes family, contributed a Trademark License Agreement by and among Forbes Financial Services LLC and G2 Securities, LLC (“G2”), and a License Agreement by and among Forbes Financial Services LLC and FFT Wealth Management LLC d/b/a Forbes Family Trust (“FFT”) dated November 30, 2012. For the years ended December 31, 2021, 2020 and 2019, the Company recognized $1.0 million, $0.7 million and and $0.56 million in revenues from FFT, respectively.
The Company has a trademark license agreement with Energetic Force for the use of Forbes’ trademark and publication of certain magazine content in foreign language print. For the year ended December 31, 2021, the Company recognized $0.5 million of licensing revenue in connection with the license agreement.
The Company has a trademark license agreement with FGP for the use of Forbes’ trademark on FGP’s licensed products and services. For the year ended December 31, 2021, the Company recognized $0.9 million of licensing revenue in connection with the license agreement. In addition, FGP bought advertising from the Company, which the Company recognized $0.3 million of advertising revenue for the year ended December 31, 2021.
NOTE 19 — COMMITMENTS AND CONTINGENCIES
Operating Leases
The Company has entered into various noncancelable operating lease agreements primarily for office space and equipment that expire in various years through 2027. Certain leases call for escalation charges throughout the lease terms and also include renewal options. The Company recognizes rent expense on a straight-line basis over the respective lease period and has recorded deferred rent for rent expense incurred but not yet paid. Rent expense for the years ended December 31, 2021, 2020 and 2019 was $4.5 million, $4.6 million and $4.7 million, respectively, which is recorded within general and administrative of the consolidated statements of operations.
As of December 31, 2021, future minimum payments under noncancellable operating leases consisted of the following (in thousands):
Years Ending December 31,
2022	$4,905
2023	4,593
2024	4,361
2025	1,757
2026	1,052
Thereafter	726
Total future minimum lease payments	$17,394
Legal Proceedings
The Company is subject to certain legal proceedings and claims, which have arisen in the ordinary course of its business and have not been finally adjudicated. Management believes that the ultimate liability, if any, from these actions will not have a material effect on its financial condition or results of operations. The Company is not currently aware of any indemnification or other claims and has not accrued any liabilities related to such obligations in the consolidated financial statements as of December 31, 2021 and 2020.
Indemnification
In the ordinary course of business, the Company may provide indemnification of varying scope and terms to vendors, lessors, business partners and other parties with respect to certain matters including, but not limited to, losses arising out of breach of such agreements or from intellectual property infringement claims made by third parties. In addition, the Company has an obligation to indemnify members of its Board of Directors and officers under many circumstances, depending on the statutory and common law of the jurisdiction of formation of the Company. The maximum potential amount of future payments the Company could be required to make under these indemnification agreements is, in many cases, unlimited. To date, the Company has not incurred any material costs as a result of such indemnifications.
NOTE 20 — SUBSEQUENT EVENTS
For its consolidated financial statements, the Company has performed an evaluation of subsequent events through February 23, 2022, which is the date the consolidated financial statements were issued.
Pending Business Combination
On August 26, 2021, the Company entered into a business combination agreement with Magnum Opus Acquisition Limited (“Magnum Opus”), a publicly traded special purpose acquisition company. The contemplated deal will result in Magnum Opus purchasing all of the Company’s outstanding shares and stock options in exchange for a combination of cash and newly issued shares of Magnum Opus. The proposed transaction is expected to be completed by the first quarter of fiscal year 2022, subject to, among other things, the approval by Magnum Opus’ shareholders, satisfaction of the conditions stated in the business combination agreement and other customary closing conditions. There is no assurance that the transaction will be consummated.
Distribution to Shareholders
On January 31, 2022, the Company paid $20 million of cash distributions to its shareholders.

Annex A
EXECUTION VERSION
CONFIDENTIAL
BUSINESS COMBINATION AGREEMENT
BY AND AMONG
MAGNUM OPUS ACQUISITION LIMITED
INTEGRATED WHALE MEDIA INVESTMENT, INC.
in its capacity as both a Seller and the Shareholders’ Representative
HIGHLANDER MANAGEMENT LLC
FORBES GLOBAL HOLDINGS INC.
and
FORBES GLOBAL MEDIA HOLDINGS, INC.
DATED AS OF AUGUST 26, 2021

A-i

A-ii

A-iii

Exhibit A – Form of A&R Purchaser Charter
Exhibit B – Form of Investor Rights Agreement
Exhibit C – Form of Investor Representation Letter
Exhibit D – Form of Option Surrender Agreement
Exhibit E – Incentive Equity Plan Term Sheet

A-iv

Table of Defined Terms
Term	Section
A&R Purchaser Charter	Recitals
AAA	Section 10.04(a)
ACA	Section 3.13(b)
Additional Purchaser SEC Reports	Section 5.14(a)
Adjustment Escrow Account	Section 2.04(c)
Adjustment Escrow Agreement	Section 2.04(c)
Adjustment Escrow Amount	Section 2.04(c)
Agreement	Preamble
Allocation Principles	Section 9.07
Alternative Financing	Section 6.09(b)
Amendment to Services Agreement	Recitals
Audited Financial Statements	Section 3.05(a)
Balance Sheet Date	Section 3.05(a)
Business Combination	Section 5.19
Cadwalader	Section 10.15(a)
Cadwalader Privileged Communications	Section 10.15(a)
Certificate	Section 2.04(a)
Certifications	Section 5.14(a)
Change in Recommendation	Section 6.07(d)
Claims	Section 6.11
Closing	Section 2.01
Closing Date.	Section 2.01
Closing Statement	Section 2.03(a), Section 2.03(a)
Company	Preamble
Company Disclosure Letter	Article III
Company Indemnified Parties	Section 6.16(a)
Company Registered IP	Section 3.11(a)
Company Software	Section 3.11(i)
Continuing Employee	Section 6.23
Contributor	Section 3.11(f)
Copyrights	Article I
D&O Indemnified Parties	Section 6.16(a)
Deferred Underwriting Commissions	Section 5.05
Estimated Cash	Section 2.03(a)
Estimated Closing Consideration	Section 2.03(a)
Estimated Company Transaction Expenses	Section 2.03(a)
Estimated Net Working Capital	Section 2.03(a)
Estimated Outstanding Indebtedness	Section 2.03(a)
Final Consideration Shortfall	Section 2.05(e)
Final Consideration Surplus	Section 2.05(f)
Final Purchaser Trust Amount	Section 2.03(b)

A-v

Term	Section
Financial Statements	Section 3.05(a)
Forbes Group	Section 10.15(a)
Highlander	Preamble
Insurance Policies	Section 3.14
Interim Financial Statements	Section 3.05(a)
Intervening Event Notice Period	Section 6.07(d)
Investor Representation Letter	Recitals
Investor Rights Agreement	Recitals
IPO	Section 6.11
IWM	Preamble
JOBS Act	Section 5.14(d)
K&E	Section 10.15(b)
K&E Privileged Communications	Section 10.15(b)
Key Employee Employment Agreement	Section 6.18
Leased Real Property	Section 3.08(b)
Marks	Article I
Material Contract	Section 3.10(b)
Maximum Annual Premium	Section 6.16(b)
Most Recent Balance Sheet Date	Section 3.05(a)
multiemployer plan	Section 3.13(d)
multiple employer welfare arrangement	Section 3.13(d)
Non-U.S. Plan	Section 3.13(h)
Notice of Objection	Section 2.05(b)
Objection Period	Section 2.05(b)
Offer	Recitals
Option Cash Out	Recitals
Option Surrender Agreement	Section 2.12
Other Indemnitors	Section 6.16(e)
Parties	Preamble
Party	Preamble
Patents	Article I
Payroll Payment Amount	Section 2.12
PIPE Investment	Recitals
PIPE Investment Amount	Section 5.15
PIPE Investors	Section 5.15
Post- Closing Consideration Calculation	Section 2.05(a)
Post-Closing Dispute	Section 10.05(a)
Postmaster Statements	Section 3.23
Pre-Closing Disputes	Section 10.04(a)
Proxy Statement	Section 6.07(a)
Public Shareholders	Section 6.11
Purchaser	Preamble
Purchaser Board	Recitals

A-vi

Term	Section
Purchaser Board Recommendation	Section 6.07(d)
Purchaser Closing Statement	Section 2.03(b), Section 2.03(b)
Purchaser Disclosure Letter	Article V
Purchaser Group	Section 10.15(a)
Purchaser Incentive Plan	Section 6.19
Purchaser Indemnified Parties	Section 6.16(a)
Purchaser Post-Closing Statement	Section 2.05(a)
Purchaser Prepared Returns	Section 9.03
Purchaser Price Allocation	Section 9.07
Purchaser SEC Reports	Section 5.14(a)
Purchaser Share Redemptions	Section 5.05
Purchaser Shareholder Approval	Section 7.03(c)
Purchaser Special Meeting	Section 6.07(c)
Released Party	Section 10.14
Reviewing Accountant	Section 2.05(d)
Rule	Section 10.04(a)
Section 16	Section 6.13
Sellers	Preamble
Share Sale	Recitals
Shareholders’ Representative	Preamble
Sponsor	Recitals
Subscription Agreement	Recitals
Subsidiary Shares	Section 3.04(a)
Support Agreement	Recitals
Tax Proceeding	Section 9.05
Termination Date	Section 8.03(b)
Top Customers	Section 3.18
Top Distributors	Section 3.18
Top Suppliers	Section 3.18
Trade Secrets	Article I
Transfer Taxes	Section 10.12

A-vii

BUSINESS COMBINATION AGREEMENT
THIS BUSINESS COMBINATION AGREEMENT (this “Agreement”), dated as of August 26, 2021, is made by and among Magnum Opus Acquisition Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Purchaser”), Integrated Whale Media Investment, Inc., a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller (“IWM”), and in its capacity as the shareholders’ representative (the “Shareholders’ Representative”), Highlander Management LLC, a limited liability company organized in the State of Delaware (“Highlander” and together with IWM, the “Sellers”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”), and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (the “Company”). Purchaser, IWM, Highlander, the Shareholders Representative, FGH and the Company are each referred to herein as a “Party” and, collectively, as the “Parties.”
W I T N E S S E T H:
WHEREAS, Purchaser is a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses;
WHEREAS, IWM directly owns one hundred percent (100%) of the issued share capital of FGH;
WHEREAS, the Sellers, directly or indirectly, own, in the aggregate, one hundred percent (100%) of the issued share capital of the Company in the form of the IWM Shares and the Highlander Shares;
WHEREAS, upon the terms and subject to the conditions of this Agreement, (i) IWM and Highlander each desire to sell to Purchaser, and Purchaser desires to purchase from IWM and Highlander, the IWM Shares and the Highlander Shares, respectively, in exchange for their respective portion of the Final Consideration (the “Share Sale” ), and (ii) the Company Options held by each Optionholder will be cashed out in accordance with the terms of this Agreement (the “Option Cash Out” );
WHEREAS, following the Share Sale, Purchaser may cause its interest in the Company currently represented by the Highlander Shares to be contributed to FGH, such that FGH will hold one hundred percent (100%) of the issued share capital of the Company;
WHEREAS, the board of directors of the Company has unanimously: (a) determined that it is in the best interest of the Company and the shareholders of the Company, and declared it advisable, to enter into this Agreement; and (b) approved this Agreement and the Transactions, including the Share Sale and the Option Cash Out, on the terms and subject to the conditions of this Agreement;
WHEREAS, the board of directors of FGH has unanimously: (a) determined that it is in the best interest of FGH and the sole shareholder of FGH, and declared it advisable, to approve this Agreement and the Transactions; and (b) approved this Agreement and the Transactions, including the Share Sale, on the terms and subject to the conditions of this Agreement;
WHEREAS, the board of directors of IWM has unanimously: (a) determined that it is in the best interest of IWM and the shareholders of IWM and declared it advisable, to approve this Agreement and the Transactions; and (b) approved this Agreement and the Transactions, including the Share Sale, on the terms and subject to the conditions of this Agreement;
WHEREAS, the board of directors of Highlander has unanimously: (a) determined that it is in the best interest of Highlander and the shareholders of Highlander and declared it advisable, to approve this Agreement and the Transactions; and (b) approved this Agreement and the Transactions, including the Share Sale, on the terms and subject to the conditions of this Agreement
WHEREAS, concurrently with the execution and delivery of this Agreement, certain portions of the Settlement Agreement and provisions of the Company Shareholders Agreement, to the extent not terminated by the Settlement Agreement, have been terminated, to be effective upon the Closing;
WHEREAS, the board of directors of Purchaser (the “Purchaser Board”) has: (a) determined that it is in the best interests of Purchaser and the shareholders of Purchaser, and declared it advisable, to enter into this Agreement; and (b) approved this Agreement and the Transactions, including the Share Sale, in each case on the terms and subject to the conditions of this Agreement;
WHEREAS, in accordance with the terms hereof, Purchaser shall provide an opportunity to its shareholders to have their Public Shares repurchased or redeemed for the consideration, and on the terms and subject to the conditions set forth in this Agreement and the applicable Organizational Documents of Purchaser in conjunction with, inter alia, obtaining approval from the shareholders for the Transactions (together with the other transactions, authorization and approvals set forth in the Proxy Statement, the “Offer”);
WHEREAS, concurrently with the execution and delivery of this Agreement, Magnum Opus Holdings LLC (the “Sponsor”), certain shareholders of Purchaser, Purchaser and the Company have entered into that certain support agreement (the “Support Agreement”), dated as of the date hereof, pursuant to which each of the Sponsor and shareholders of Purchaser listed thereto has agreed to, among other things, vote to adopt and approve this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby, and waive and not otherwise perfect any anti-dilution or similar protection with respect to any founder shares of Purchaser;
WHEREAS, prior to the Closing, Purchaser shall, on the terms and subject to the conditions set forth herein, adopt the Amended and Restated Memorandum and Articles of Association of the Purchaser in the form attached hereto as Exhibit A (the “A&R Purchaser Charter”);
WHEREAS, prior to, or concurrently with, the execution and delivery of this Agreement, Purchaser has obtained commitments from certain investors for a private placement of Purchaser Ordinary Shares (collectively, the “PIPE Investment”) pursuant to the terms of one or more subscription agreements, in each case, in the form previously delivered to the Company with respect to the subscriptions by such investors (each, a “Subscription Agreement”), such private placements to be consummated immediately prior to the Closing;
WHEREAS, concurrently with the execution and delivery of this Agreement, the Sponsor, the Sellers and Purchaser will enter into an Investor Rights Agreement in the form attached hereto as Exhibit B (the “Investor Rights Agreement”), which will be effective as of the Closing;
WHEREAS, in connection with the Closing, each Seller will enter into an Investor Representation Letter (the “Investor Representation Letter”) in the form attached hereto as Exhibit C;
WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and inducement to Purchaser’s willingness to enter into this Agreement, Highlander and the Company are entering into an amendment to the Services Agreement (the “Amendment to Services Agreement” ), which shall be effective upon the Closing; and
WHEREAS, the Parties desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.
NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
“Accounting Principles” means the principles and accounting standards set out in Section 1(a) of the Company Disclosure Letter.
“Action” means any action, lawsuit, claim, suit, arbitration, hearing, audit, charge, mediation, examination or judicial or legal proceeding or investigation, whether civil, criminal or administrative, at law or in equity, by or before any Governmental Authority.
“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“Ancillary Agreements” means all agreements, other than this Agreement, entered into in connection with the consummation of the Transactions, including the Support Agreement, the A&R Purchaser Charter, each of the Subscription Agreements, the Investor Rights Agreement, each of the Investor Representation Letters, the Key Employee Employment Agreement, the Amendment to Services Agreement, the Adjustment Escrow Agreement and the documents and agreements entered into in connection therewith.
“Available Cash” means, as of the Closing, the sum of (a) the Final Purchaser Trust Amount, plus (b) the PIPE Investment Amount (as such amount is finally delivered to Purchaser at or prior to the Closing by the PIPE Investors).
“Base Value” means $620,000,000.
“Business Day” means any day other than a Saturday, Sunday or a day on which banks in New York, New York, Hong Kong, the Cayman Islands or the British Virgin Islands are authorized or obligated by Law to close.
“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act (Pub. L. 116-136), the Families First Coronavirus Response Act of 2020 (H.R. 6201), “Division N — Additional Coronavirus Response and Relief” of the Consolidated Appropriations Act, 2021 (H.R. 133) and the American Rescue Plan Act of 2021 (Pub. L. 117-2), as applicable (including, in each case, any changes in state or local Law that are analogous to provisions of the CARES Act or adopted to conform to the CARES Act), and any legislative or regulatory guidance issued pursuant thereto.
“CBA” means any collective bargaining agreement or other Contract with any labor union, works council, labor organization, employee representative or association.
“Code” means the Internal Revenue Code of 1986, as amended.
“Closing Cash Consideration” means an amount equal to (a) the Available Cash, plus (b) the Estimated Company Cash, minus (c) the Estimated Company Transaction Expenses (whether paid or unpaid as of the Closing), minus (d) the Purchaser Transaction Expenses unpaid as of the Closing, minus (e) $145,000,000; provided that if such amount is less than zero, the Closing Cash Consideration shall be zero.
“Closing Consideration” means an amount equal to (a) the Base Value, plus (b) the Estimated Company Cash, minus (c) the Estimated Outstanding Indebtedness, plus (d) the Estimated Net Working Capital Adjustment (which, for the avoidance of doubt, may be a negative number thereby reducing the Closing Consideration).
“Closing Highlander Cash Consideration” means Highlander’s Pro Rata Share of the Closing Cash Consideration.
“Closing Highlander Consideration” means Highlander’s Pro Rata Share of the Closing Consideration.
“Closing Highlander Share Consideration” means a number of shares, rounded up to the nearest whole number, of Purchaser Ordinary Shares equal to the quotient of (a) an amount equal to (i) the Closing Highlander Consideration, minus (ii) the Closing Highlander Cash Consideration, divided by (b) 10.
“Closing IWM Cash Consideration” means IWM’s Pro Rata Share of the Closing Cash Consideration.
“Closing IWM Consideration” means IWM’s Pro Rata Share of the Closing Consideration.
“Closing IWM Share Consideration” means a number of shares, rounded up to the nearest whole number, of Purchaser Ordinary Shares equal to the quotient of (a) an amount equal to (i) the Closing IWM Consideration, minus (ii) the Closing IWM Cash Consideration, divided by (b) 10.
“Closing Optionholder Cash Consideration” means the Optionholders’ aggregate Pro Rata Share of the Closing Cash Consideration.

“Closing Optionholder Consideration” means the Optionholders’ aggregate Pro Rata Share of the Closing Consideration.
“Closing Optionholder Share Consideration” means a number of shares, rounded up to the nearest whole number, of Purchaser Ordinary Shares equal to the quotient of (a) an amount equal to (i) the Closing Optionholder Consideration, minus (ii) the Closing Optionholder Cash Consideration, divided by (b) 10.
“Company Acquisition Proposal” means: (a) any, direct or indirect, acquisition, merger, domestication, reorganization, business combination or similar transaction, in one transaction or a series of transactions, involving any Target Company or involving all or a material portion of the assets, equity securities or businesses of any Target Company (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise); or (b) any equity or similar investment in any Target Company.
“Company Cash” means the sum, at 11:59 p.m. (Eastern Time) on the calendar day immediately prior to the Closing Date, of all cash on hand, cash in bank or other accounts, readily marketable securities, and other cash equivalent liquid assets of any nature of the Target Companies, in accordance with the Accounting Principles.
“Company Equityholder” means each of Highlander, IWM and the Optionholders.
“Company Fundamental Representations” means the representations and warranties of the Company set forth in Section 3.01 (Organization and Corporate Power), Section 3.03(a) (Authorization; No Breach; Valid and Binding Agreement), Section 3.03(d) (Authorization; No Breach; Valid and Binding Agreement), Section 3.04(a) (Capitalization), Section 3.04(b) (Capitalization) and Section 3.22 (Brokerage).
“Company Incentive Plan” means the Forbes Global Media Holdings Inc. (BVI) Long Term Incentive Plan, as amended from time to time, and any other plan or arrangement pursuant to which rights with respect to the Company Shares have been granted to service providers.
“Company IP Rights” means (a) all Intellectual Property Rights, other than Company-Owned IP Rights, for which any Target Company holds or purports to hold, or has been granted, any licenses, immunities, or other rights, or which are used or held for use in, or necessary for, the operation of the businesses of the Target Companies as presently conducted; and (b) all Company-Owned IP Rights.
“Company’s Knowledge” or any similar phrase, with respect to any Target Company, means the actual knowledge following a reasonable inquiry with his or her direct reports directly responsible for the applicable subject matter of Michael Federle, Mariarosa Cartolano, Peter Hung, Michael York and Ali Intres.
“Company Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, assets, financial condition or results of operations of the Target Companies taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay any Target Company from consummating the Transactions (including the Share Sale); provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Company Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which the Target Companies operate, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by this Agreement, including any redemptions of Public Shares pursuant to the Offer; (iii) any change in applicable Laws or the interpretation thereof after the date hereof; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority; (v) any change in GAAP after the date hereof; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of this Agreement; (ix) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement, including the impact thereof on the relationships, contractual or otherwise, of any Target Company with employees, customers, investors, contractors, lenders, suppliers, vendors, partners, licensors, licensees, payors or other third-parties related thereto; (x) any matter disclosed in the Company Disclosure Schedule, (xi) any action taken by, or at the request of, or with the express consent of Purchaser and (xii) the failure of the Target Companies to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xii) shall not prevent a determination that any change or effect underlying such change has resulted in a Company Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii), and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects the Target Companies as compared to other Persons or businesses that operate in the industry in which the Target Companies operate, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Company Material Adverse Effect has or will occur.
“Company Option” means, each option to purchase Company Shares that is outstanding and unexercised and granted under the Company Incentive Plan.
“Company-Owned IP Rights” means all Intellectual Property Rights owned by any Target Company or represented by a Target Company in a Contract as owned by a Target Company.
“Company Shares” means shares of the Company with a par value of $1.00 per share.
“Company Shareholders Agreement” means that certain Shareholders Agreement by and among IWM, FGH, Highlander and the Company dated as of September 12, 2014.
“Company Systems” means all information technology and computer systems, electronic data processing, record keeping systems, communications systems, telecommunications systems, networking systems, account management systems, inventory management systems and other applications, Software, hardware and equipment (including all databases, firmware and related documentation) and information contained therein or transmitted thereby, including any outsourced systems and processes, in each case necessary for or otherwise used or held for use by or on behalf of the Target Companies.
“Company Transaction Expenses” means all of the following items to the extent payable by any Target Company, IWM or Highlander, whether paid or unpaid prior to the Closing: fees and expenses incident to the consideration and evaluation of the Transactions, the negotiation and preparation of this Agreement and the other Ancillary Agreements and the performance and compliance with all agreements and conditions contained herein to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants, due diligence expenses, advisory and consulting fees, provided that such fees and expenses payable by Highlander shall not exceed $300,000.
“Confidentiality Agreement” means that certain Non-Disclosure Agreement, dated March 30, 2021, by and between the Company and Purchaser.
“Contract” means any written or oral agreement, contract, indenture, lease, sublease, instrument, arrangement, license, sublicense, obligation or commitment, in each case, that is legally binding (and in each case, including any amendments and modifications thereto).
“COVID-19” means SARS-CoV-2 or COVID-19, and any evolutions or mutations thereof or related or associate epidemics, pandemic or disease outbreaks.
“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” social distancing, mask wearing, temperature taking, personal declaration, “purple badge standard,” shut down, closure, sequester or any other Law, decree, judgment, injunction or other Governmental Order, directive, guideline or recommendation by any Governmental Authority or industry group in connection with or in response to COVID-19 pandemic, including, the CARES Act.

“COVID-19 Tax Measure” means any Law enacted or issued by any Governmental Authority with respect to any Tax matter in response to COVID-19 (including the CARES Act and Payroll Tax Executive Order) and any administrative authority issued pursuant to such legislation or order or otherwise issued with respect to any Tax matter in response to COVID-19 (including IRS Notice 2020-65).
“Credit Agreement” means that certain Credit Agreement, dated as of August 17, 2018, by and among, the Company, Forbes Media LLC, the Lender Parties thereto, City National Bank, N.A. and Capital Dynamics, Inc.
“Disclosure Letters” means the Company Disclosure Letter and Purchaser Disclosure Letter, collectively.
“Entity” means a Person that is not a natural Person.
“Environmental Laws” means any applicable Law in any relevant jurisdictions relating to pollution or protection of human health or the environment, including those imposing liability or establishing requirements for the use, storage, transport, handling, treatment, Release of, exposure to, and disposal of Hazardous Materials.
“ERISA” means of the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any Person that is (or at the relevant time was or would be) considered a single employer under Section 414 of the Code or Section 4001(b)(1) of ERISA with any Target Company.
“Escrow Agent” means U.S. Bank National Association.
“Escrow Percentage” means, for each Company Equityholder, the Highlander Escrow Percentage, the IWM Escrow Percentage or the Optionholder Escrow Percentage, as applicable.
“Estimated Net Working Capital Adjustment” means an amount, positive or negative, equal to Estimated Net Working Capital, minus $26,300,000.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Final Consideration” means an amount equal to (a) the Base Value, plus (b) Company Cash, minus (c) Outstanding Indebtedness, plus (d) the Net Working Capital Adjustment (which, for the avoidance of doubt, may be a negative number thereby reducing the Final Consideration).
“Fully Diluted Company Shares” means, without duplication, (a) the aggregate number of Company Shares (i) that are issued and outstanding immediately prior to the Closing and (ii) that are issuable upon the exercise of all outstanding equity and equity-linked securities of the Company, including the Company Options, calculated using the number of shares issuable upon the net “cashless” exercise thereof, that are issued and outstanding immediately prior to the Closing (whether or not then vested or exercisable as applicable), minus (b) the Company Shares held by the Company as treasury shares.
“GAAP” means United States generally accepted accounting principles and practices in effect from time to time applied consistently throughout the periods involved.
“Governmental Authority” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body or arbitrator (public or private), or any Self-Regulatory Organization (in each case to the extent that the rules, regulations or orders of such body or authority have the force of Law).
“Governmental Order” means any judgment, ruling, order, writ, injunction, award or decree of any Governmental Authority.
“Hazardous Materials” means: (a) those substances defined in or regulated as pollutants, contaminants, dangerous goods or hazardous or toxic substances, materials of concern or wastes under Laws relating to pollution or protection of human health or the environment; (b) petroleum and petroleum products, including crude oil and any fractions thereof; and (c) asbestos, polychlorinated biphenyls, radioactive materials and other chemicals or substances for which liability or standards of care are imposed by Laws relating to pollution or protection of human health or the environment.
“Highlander Escrow Percentage” means the Pro Rata Share of Highlander.
“Highlander Escrow Contribution” means a number of dollars and cents equal to the Adjustment Escrow Amount multiplied by the Highlander Escrow Percentage.
“Highlander Shares” means all of the Company Shares held by Highlander.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvement Act of 1976.
“HSR Approval” means the filing of a Notification and Report Form with the United States Federal Trade Commission and the United States Department of Justice under the HSR Act and the expiration or termination of any applicable waiting period (including any extensions) thereunder, if required.
“Income Tax” means any Tax based upon, measured by, or calculated with respect to (a) net income or profits or overall gross income or gross receipts (including any capital gains or alternative minimum Tax) or (b) multiple bases (including corporate franchise, doing business or occupation Tax) if one or more of the bases on which that Tax may be measured or calculated is described in clause (a) of this definition.
“Income Tax Return” means any Tax Return with respect to Income Taxes.
“Indebtedness” means, without duplication, the unsatisfied liabilities or obligations of the Target Companies, whether contingent or otherwise (including penalties, interest and premiums): (a) in respect of borrowed money, or with respect to advances of any kind under a credit facility or other debt instrument (including under any applicable credit line); (b) evidenced by bonds, notes, debentures or similar instruments, including such obligations incurred in connection with the acquisition of property, assets or businesses; (c) any obligations for the deferred purchase price of property or services, including all earn-out or other similar contingent payment obligations to the extent such obligations are payable as a result of the consummation of the Transactions (including the Share Sale); (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired (even though the rights and remedies of seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all indebtedness secured by a purchase money mortgage or other Lien to secure all or part of the purchase price of the property subject to such mortgage or Lien; (f) amounts drawn on letters of credit, bankers’ acceptances or similar facilities; (g) unfunded or underfunded obligations under a pension or retirement plan, gratuity, superannuation or similar pension-like plan, policy, program, agreement or arrangement and post-termination or retiree health and welfare benefits; (h) any outstanding unpaid bonus or non-compete payments, any unpaid severance payments due to any Person terminated prior to Closing, and any unfunded deferred compensation obligations of any Target Company, in each case, whether pursuant to a written agreement or otherwise owed, plus the employer portion of any payroll, employment or similar Taxes associated with any of the foregoing payments; (i) payables owing to Affiliates (other than to another Target Company or Highlander under the Services Agreement); (j) any change-in-control payments, transaction bonuses, retention payments, single-trigger severance or similar compensatory payments payable to any Person by any Target Company that are triggered in connection with the consummation of the transactions contemplated by this Agreement (whether prior to, upon or after such consummation, and whether or not in connection with another event but excluding in all cases any “double trigger” payments that become payable as a result of any action or omission by Purchaser or its applicable Affiliate upon or following such consummation) and the employer portion of any payroll, employment or similar Taxes associated with any of the foregoing payments; (k) the employer portion of any payroll, employment or similar Taxes associated with the Option Cash Out pursuant to this Agreement; and (l) guarantees of the liabilities described in clauses (a) through (k) above of any other Person; provided, however, that each of (i) trade accounts payable and other operating liabilities in the Ordinary Course of Business (for the avoidance of doubt, not including Taxes), (ii) any outstanding surety or performance bonds (to the extend undrawn) or letters of credit (to the extent undrawn), (iii) any liabilities or obligations owed by any Target Company to another of any Target Company, and (iv) any amounts taken into account in calculating the Estimated Net Working Capital Adjustment or the Net Working Capital Adjustment, shall not constitute Indebtedness.
“Intellectual Property Rights” shall mean any and all common law or statutory or other rights anywhere in the world arising under or associated with: (a) patents, patent applications, statutory invention registrations, registered designs, and similar or equivalent rights in inventions and designs, and all rights therein provided by international treaties and conventions together with all reissuances, continuations, continuations-in-part, divisions, revisions, extensions, re-issues, and reexaminations thereof (collectively, “Patents”); (b) trademarks, service marks, trade dress, trade names, logos, designs, slogans, taglines, brands, product names, and other designations of origin, source or quality, registrations and applications for any of the foregoing, and all goodwill associated with any of the foregoing (collectively, “Marks”); (c) domain names, uniform resource locators, Internet Protocol addresses, social media handles, and other names, identifiers, and locators associated with Internet addresses, sites, and services; (d) copyrights, copyrightable works, and equivalent rights of author, in any published or unpublished works of authorship (including Software as a work of authorship), and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof (“Copyrights”); (e) trade secrets and industrial secret rights, and rights in know-how, data, and other confidential or proprietary information (whether business or technical or otherwise) (collectively, “Trade Secrets”); (f) all rights of privacy and publicity, including rights to use of the names, likenesses, voices, signatures, and biographical information of real persons; and (g) other intellectual property, industrial property and proprietary rights anywhere in the world.
“IRS” means the Internal Revenue Service of the United States of America.
“IWM Escrow Percentage” means the Pro Rata Share of IWM.
“IWM Escrow Contribution” means a number of dollars and cents rounded up equal to the product of the Adjustment Escrow Amount multiplied by the IWM Escrow Percentage.
“IWM Shares” means all of the shares of no par value in the capital of FGH held by IWM.
“Key Employee” means Michael Federle.
“Law” means any law (statutory, common or otherwise), statute, ordinance, regulation, rule, code, treaty, directive, executive order, injunction, judgment, decree or other order of a Governmental Authority.
“Liability” means any liability or obligation (whether known or unknown, absolute or contingent, whether liquidated or unliquidated and whether due or to become due).
“Liens” means liens, licenses, covenants not to sue, options, transfer restrictions, mortgages, security interests, adverse ownership interests, pledges, charges or other encumbrances.
“Leases” means all leases, subleases, licenses, concessions and other binding agreements (written or oral) pursuant to which any Target Company holds any Leased Real Property, including all amendments, extensions, renewals, guaranties and other agreements with respect thereto and the right to all security deposits and other amounts and instruments deposited by or on behalf of any Target Company thereunder.
“Look-back Date” means January 1, 2018.
“Net Working Capital” means the working capital of the Target Companies at 11:59 p.m. (Eastern Time) on the calendar day immediately prior to the Closing Date comprising all items included in the illustrative working capital calculation set out in Section 1(b) of the Company Disclosure Letter calculated, on a consolidated basis, immediately prior to the Closing, in accordance with the Accounting Principles. The table in Section 1(b) of the Company Disclosure Letter shows, for illustrative purposes, the calculation of the Net Working Capital of the Target Companies as of June 30, 2021.
“Net Working Capital Adjustment” means an amount, positive or negative, equal to Net Working Capital minus $26,300,000.
“NYSE” means the New York Stock Exchange.

“Offer” has the meaning set forth in the recitals.
“Optionholder” means each holder of a Company Option as of immediately prior to the Closing.
“Optionholder Escrow Contribution” means a number of dollars and cents equal to the product of the Adjustment Escrow Amount multiplied by the Optionholder Escrow Percentage.
“Optionholder Escrow Percentage” means the Pro Rata Share of the applicable Optionholder.
“Open Source Software” means (a) any Software that requires as a condition of use, modification or distribution that such Software or other Software incorporated into, linked with, derived from, based upon or distributed with such Software: (i) be disclosed, licensed or distributed in source code form, (ii) be licensed for the purpose of making derivative works, and/or (iii) be redistributable at no charge, and (b) without limiting the generality of the foregoing, Software licensed or distributed as “free software,” “open source software” or a similar term or under a “open source license” or a similar license, including any of the following licenses or distribution models, or licenses or distributions models similar to any of the following: GNU General Public License (GPL), Lesser/Library General Public License (LGPL), Affero General Public License (AGPL), Eclipse Public License, Common Public License (CPL), Mozilla Public License, Apache Software License, and BSD License.
“Ordinary Course of Business” means, with respect to any Person, actions that are taken in the ordinary course and materially consistent with the past practices and normal day-to-day operations of such Person, including any action taken or omitted to be taken to the extent such act or omission is reasonably determined by such Person to be necessary to comply with the COVID-19 Measures.
“Organizational Documents” means, with respect to a Person that is not an individual, its articles of incorporation, certificate of incorporation, certificate of formation, bylaws, memorandum and/or articles of incorporation, operating agreement, certificate of limited partnership, partnership agreement and/or similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, incorporation or organization of such Person, including any amendments thereto.
“Outstanding Indebtedness” means, without duplication, the amount of any Indebtedness outstanding at 11:59 p.m. (Eastern Time) on the calendar day immediately prior to the Closing Date, in accordance with the Accounting Principles.
“Partnership Tax Audit Rules” means Sections 6221 through 6241 of the Code, together with any guidance issued thereunder or successor provisions and any similar provision of state, local, and non-U.S. Tax laws.
“Pass-Through Tax Return” means any Income Tax Return (such as IRS Form 1065 and associated IRS Schedule K-1s and corresponding state and local Tax Returns) of the Company and its Subsidiaries with respect to which (i) such Company or Subsidiary is treated as a partnership for U.S. federal (and applicable state and local) Income Tax purposes (a “Relevant Target Company”), and (ii) the income, gain, losses, deductions, and other Tax items reflected on such Income Tax Returns are allocated to, and reflected on the Tax Returns of, the beneficial owners of the Company. By way of example and without limitation, Tax Returns primarily concerning property Taxes, sales and use Taxes, payroll Taxes, and withholding Taxes are not Pass-Through Tax Returns.
“Payroll Tax Executive Order” means the Presidential Memorandum on Deferring Payroll Tax Obligations in Light of the Ongoing COVID-19 Disaster, as issued on August 8, 2020 and including any administrative or other guidance published with respect thereto by any Governmental Authority (including IRS Notice 2020-65).
“PCAOB” means the U.S. Public Company Accounting Oversight Board (or any successor thereto).
“PCAOB Audited Financial Statements” means the Company’s and its Subsidiaries’ audited consolidated balance sheet as of the Balance Sheet Date and December 31, 2019 and statements of income, changes in shareholder equity and cash flows for the twelve (12)-month periods then ended, each audited in accordance with PCAOB auditing standards by a PCAOB qualified auditor.

“Permitted Liens” means (a) Liens for Taxes that are not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and in each case that are sufficiently reserved for on the Financial Statements in accordance with the Accounting Principles; (b) statutory and contractual Liens arising or incurred in the ordinary course of business with respect to Leased Real Property for amounts that are not yet due and payable or are being contested in good faith by appropriate proceedings and for which sufficient reserves have been established in accordance with the Accounting Principles; (c) zoning, building, or other restrictions, variances, and other land use Laws regulating the use or occupancy of such Leased Real Property or the activities conducted thereon which are imposed by any Governmental Authority having jurisdiction over such Leased Real Property which are not violated by the current use or occupancy of such Leased Real Property or the operation of the business thereon; (d) covenants, rights of way, encumbrances, easements and other irregularities in title, none of which, individually or in the aggregate, interfere, or would interfere, in any material respect with the present use of or occupancy of the affected parcel in the operation of the business conducted thereon by the Target Companies; (e) in the case of Intellectual Property Rights, non-exclusive licenses granted by any Target Company to customers in the Ordinary Course of Business; and (f) Liens incurred in connection with capital lease obligations of the Target Companies incurred in the Ordinary Course of Business.
“Permits” means any franchise, license, permit, consent and order of any Governmental Authority necessary for any Target Company to own, lease and operate its properties or to carry on its business.
“Person(s)” means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a Governmental Authority.
“Personal Information” means information that, alone or in combination with other information, allows the identification of an individual or can be used to contact an individual, directly or indirectly, including name; Social Security number; government-issued identification numbers or other identification numbers; health or medical information, including health insurance information; credit or payment card or financial account information; passport numbers; user names/email addresses in combination with a password or security code that would allow access to an online account; unique biometric identifiers (e.g., fingerprints, retinal scans, face scans, or DNA profile); employee ID numbers; date of birth; digital signature; Internet Protocol (IP) addresses or other information that is regulated by one or more Privacy Laws.
“Plan” means each “employee benefit plan” (within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA), and any other benefit or compensation plan, policy, program, practice, agreement, understanding or arrangement, whether written or oral, (including all cash incentive, bonus, deferred compensation, profit sharing, equity appreciation, phantom equity, equity purchase, stock or share option or other incentive equity or equity or equity-based arrangement, and any employment, individual consulting, service, termination, retention, bonus, change in control, severance, retirement, pension, savings, vacation, fringe, paid time off, disability, health and welfare, post-termination or retiree health and welfare plan, program, policy, agreement, arrangement or Contract) that is: (A) sponsored, maintained, contributed to or required to be contributed to by the Company or any of its Subsidiaries or (B) with respect to which the Company or any of its Subsidiaries has or could reasonably be expected to have any actual or contingent liability or obligation.
“PPP Lender” means City National Bank.
“PPP Loan” means the loan made to Forbes Media LLC by the PPP Lender pursuant to the PPP Loan Agreement, for the principal amount of $8,036,000, pursuant to the requirements of the Paycheck Protection Program under the CARES Act.
“PPP Loan Agreement” means that certain Note, dated as of April 15, 2020, executed by Forbes Media LLC in favor of the PPP Lender.
“Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing Date, and with respect to any Straddle Period, the portion of such period ending on (and including) the Closing Date.
“Privacy Laws” means all applicable Laws concerning the privacy, collection, receipt, storage, compilation, transfer, disposal, security (both technical and physical), disclosure, transfer, processing,

protection, sharing, breach or other use of Personal Information, and all regulations promulgated thereunder, including HIPAA, the Gramm-Leach-Bliley Act, the Fair Credit Reporting Act, the Fair and Accurate Credit Transaction Act, the Federal Trade Commission Act, the Privacy Act of 1974, the CAN-SPAM Act, the Telephone Consumer Protection Act, the Telemarketing and Consumer Fraud and Abuse Prevention Act, the Children’s Online Privacy Protection Act, the Family Educational Rights and Privacy Act, the General Data Protection Regulation (2016/679), state social security number protection Laws, state data breach notification Laws and state consumer protection Laws.
“Proceeding” means any action, charge, claim, investigation, mediation, hearing, arbitration, suit, litigation, inquiry or other proceeding by or before any Governmental Authority or arbitrator.
“Pro Rata Share” means for each Company Equityholder, a percentage determined by dividing the total number of Company Shares directly or indirectly held by such Company Equityholder ((i) with respect to IWM, for the avoidance of doubt, including Company Shares held by FGH and (ii) with respect to each Optionholder, such number of shares will be equal to the number of shares that would have been issuable to such Optionholder on a net “cashless” exercise of all of such Optionholder’s outstanding Company Options (whether vested or unvested) as of immediately prior to the Closing) as of the Closing by the Fully Diluted Company Shares. The table in Section 1(c) of the Company Disclosure Letter shows, for illustrative purposes, the calculation of Pro Rata Share, assuming no Net Working Capital Adjustment, no Company Cash and no Outstanding Indebtedness.
“Prospectus” means that certain final prospectus of Purchaser, dated March 23, 2021, and filed on March 25, 2021, prepared, filed and made available to the public in accordance with applicable federal securities Laws.
“Public Shares” means the 20,000,000 Purchaser Ordinary Shares issued and sold as part of Purchaser units in the IPO, which are listed on the NYSE under the ticker symbol “OPA”.
“Public Warrants” means the warrants to purchase up to 10,000,000 Purchaser Ordinary Shares at an issue price of $11.50 per share, which are listed on the NYSE under the ticker symbol “OPA WS.”
“Purchaser Acquisition Proposal” means: (a) any, direct or indirect, acquisition, merger, domestication, reorganization, business combination, “initial business combination” under Purchaser’s initial IPO prospectus or similar transaction, in one transaction or a series of transactions, involving Purchaser or involving all or a material portion of the assets, equity securities or businesses of Purchaser (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise); or (b) any equity or similar investment in Purchaser or any of its controlled Affiliates, other than the PIPE Investment.
“Purchaser Fundamental Representations” means Section 5.01 (Organization and Power), Section 5.03(a) (Authorization; No Breach; Valid and Binding Agreement), Section 5.03(d) (Authorization; No Breach; Valid and Binding Agreement), Section 5.05 (Purchaser Trust), Section 5.10(a) (Capitalization), and Section 5.10(b) (Brokerage).
“Purchaser’s Knowledge” or any similar phrase, with respect to Purchaser, means the actual knowledge following a reasonable inquiry with his direct reports directly responsible for the applicable subject matter of of Jonathan Lin, Frank Han and Kevin Lee.
“Purchaser Ordinary Shares” means Class A ordinary shares of Purchaser with par value $0.0001 per share.
“Purchaser Material Adverse Effect” means any change, effect, event, occurrence, state of facts or development that, individually or in the aggregate, (a) has had or is reasonably expected to have a materially adverse effect on the business, financial condition or results of operations of the Purchaser taken as a whole or (b) has or is reasonably expected to prevent, materially impair or materially delay Purchaser from consummating the Transactions (including the Share Sale); provided, however, that none of the following shall be deemed in themselves, either alone or in combination, to constitute, and none of the following shall be taken into account in determining whether there has been or will be, a Purchaser Material Adverse Effect: any change, effect, event, occurrence, state of facts or development arising from or related to (i) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital markets, or in the industry in which Purchaser operates, or in the price of any security or any market index or any change in prevailing interest rates or currency exchange rates; (ii) the taking of any action required by this Agreement, including any redemptions of Public Shares pursuant to the Offer; (iii) any change in applicable Laws or the interpretation thereof after the date hereof; (iv) any actual or potential sequester, stoppage, shutdown, default or similar event or occurrence by or involving any Governmental Authority; (v) any change in GAAP after the date hereof; (vi) the commencement, continuation or escalation of a war, riots, material armed hostilities or other material international or national calamity or act of terrorism; (vii) effects arising from or relating to any earthquake, hurricane, tsunami, tornado, flood, mudslide or other natural disaster, weather condition, explosion or fire or other force majeure event; (viii) changes in, or effects arising from or relating to, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic), curfews or other restrictions that relate to, or arise out of, any epidemic, pandemic or disease outbreak (including the COVID-19 pandemic or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations thereof) or material worsening of such conditions threatened or existing as of the date of this Agreement; (ix) the execution or public announcement of this Agreement or the pendency or consummation of the transactions contemplated by this Agreement; (x) any action taken by, or at the request of, or with the express consent of the Shareholders’ Representative and (xi) the failure of Purchaser to meet or achieve the results set forth in any projection, budget, estimate, forecast or prediction (provided that this clause (xi) shall not prevent a determination that any change or effect underlying such change has resulted in a Purchaser Material Adverse Effect if not otherwise excluded from this definition); provided that, in the case of clauses (i), (iii), (iv), (v), (vi), (vii), and (viii) above, if such change, effect, event, occurrence, state of facts or development disproportionately affects Purchaser as compared to other special purpose acquisition companies and/or blank check companies, then the extent of such disproportionate effect of such change, effect, event, occurrence, state of facts or development may be taken into account in determining whether a Purchaser Material Adverse Effect has or will occur.
“Purchaser Shareholders” means the Public Shareholders and all other holders of Purchaser Ordinary Shares.
“Purchaser Shareholder Proposals” means, collectively, the following proposals, or such other proposals as may be agreed upon between Purchaser and the Shareholders’ Representative, to be voted upon at the Purchaser Special Meeting: (a) the approval of the Transactions; (b) the approval, for purposes of complying with applicable listing rules of NYSE, of the issuance of equity interests of Purchaser in connection with the consummation of the Transactions (including the Share Sale and the PIPE Investment); (c) the change of name of Purchaser from “Magnum Opus Acquisition Limited” to “Forbes Global Media Holdings, Inc.”; (d) the amendment and restatement of the Organizational Documents of Purchaser as contemplated by this Agreement; (e) the adoption of the Purchaser Incentive Plan and (f) the appointment of new directors effective as of the Closing in accordance with the terms of this Agreement.
“Purchaser Transaction Expenses” means, collectively, (a) fees and expenses of Purchaser or any Subsidiary thereof incident to the negotiation and preparation of this Agreement and the other Ancillary Agreements and the performance and compliance with all agreements and conditions contained herein to be performed or complied with, including the fees, commissions, expenses and disbursements of its counsels, accountants, placement and wall crossing agents, due diligence expenses, advisory and consulting fees, whether paid or unpaid prior to the Closing, (b) 100% of all filing fees incurred in connection with the filing required to be made under the HSR Act and for any other Regulatory Approval necessary for the consummation of the Transactions, and (c) any and all Deferred Underwriting Commissions.
“Purchaser Trust” means that certain trust account of Purchaser with Continental Stock Transfer & Trust Company, acting as trustee, established under the Purchaser Trust Agreement.
“Purchaser Trust Agreement” means that certain Investment Management Trust Agreement, dated as of March 23, 2021, by and between Purchaser and Continental Stock Transfer & Trust Company.
“Purchaser Trust Amount” means, as the date of determination, the aggregate amount of funds held in the Purchaser Trust (including any amounts contributed to the Purchaser Trust in connection with the exercise of the underwriters’ over-allotment option in the IPO (as described in the Prospectus)).

“Regulatory Approvals” means any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority; provided that in no event shall the term Regulatory Approvals include the filing of, or securing effectiveness of the Proxy Statement.
“Release” means any spilling, leaking, pumping, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the indoor or outdoor environment.
“Representatives” means the officers, directors, managers, employees, attorneys, accountants, advisors, representatives, consultants and agents of a Person.
“Sanctioned Person” means a Person that is (a) the subject of Sanctions, (b) located in or organized under the Laws of a country or territory which has been the subject of country- or territory-wide Sanctions within the past five (5) years (namely, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine and, until October 12, 2017, Sudan), or (c) majority-owned or controlled by a Person described in clause (a) or clause (b).
“SEC” means the U.S. Securities and Exchange Commission.
“SEC Guidance” means (a) any publicly available written or oral interpretations, questions and answers, guidance and forms of the SEC, (b) any oral or written comments, requirements or requests of the SEC or its staff, (c) the Securities Act and the Exchange Act, and (d) any other rules, bulletins, releases, manuals and regulations of the SEC.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party.
“Seller Fundamental Representations” means Section 4.01 (Organization), Section 4.02(a) (Authorization; No Breach; Valid and Binding Agreement), Section 4.02(d) (Authorization; No Breach; Valid and Binding Agreement), Section 4.03 (Title to Shares) and Section 4.06 (Brokerage).
“Services Agreement” means certain Services Agreement by and between Forbes Media, LLC and Forbes Management Co., Inc. dated as of July 16, 2014 (as amended from time to time).
“Settlement Agreement” means that certain Settlement Agreement by and among IWM, Highlander, the Company, Forbes Financial Services LLC, FGH and the Company dated as of November 26, 2016.
“Software” means any and all computer programs (whether in source code, object code, human readable form or other form), algorithms, user interfaces, firmware, development tools, templates, menus, technology supporting the foregoing, and all documentation, including user manuals and training materials, related to any of the foregoing, together with all intellectual property, industrial property and proprietary rights in and to any of the foregoing.
“Sponsor Warrants” means the 6,000,000 private placement warrants held by the Sponsor to purchase 6,000,000 Purchaser Ordinary Shares at an issue price of $11.50 per share held by the Sponsor.
“Straddle Period” means any taxable period that includes (but does not end on) the Closing Date.
“Subsidiary” means, with respect to any Person, any Entity of which a majority of the total voting power entitled (without regard to the occurrence of any contingency) to vote in the appointment or election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other Entity of which a majority of the partnership, limited liability company or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other Entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other Entity or controls the managing member or general partner or similar position of such partnership, limited liability company, association or other Entity.
“Target Company” or “Target Companies” means the Company and FGH and their respective Subsidiaries.
“Tax” or “Taxes” means any and all applicable federal, state, local, foreign and other income, gross receipts, ad valorem, premium, production, value-added, excise, real property, personal property, real property gains, lease, sales, capital stock, environmental, harmonized sales, goods and services, use, services, transfer, registration, withholding, employment, unemployment, disability, payroll, franchise, profits, capital gains, customs, occupation, severance, windfall profits, stamp, license, social security, estimated, alternative, add-on minimum, customs, duties, or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest, additions or penalties with respect thereto and any interest of such additions or penalties, whether disputed or not.
“Tax Return” means any tax return, statement, form or report (including any election, declaration, disclosure, claim for refund, estimate and information return and any other information) filed or required to be filed with or supplied to a taxing authority in connection with any Tax, including any schedule or attachment thereto and any amendment thereof and any supplement thereto.
“Transactions” means the transactions contemplated by this Agreement and the Ancillary Agreements, including the Share Sale.
“WARN Act” means the Worker Adjustment and Retraining Notification Act of 1988 and any similar Law.
ARTICLE II
PURCHASE AND SALE TRANSACTIONS
Section 2.01   Closing.   Unless another date, location or time is mutually agreed upon by the Parties, the consummation of the transactions contemplated hereby (the “Closing”) shall take place at 9:00 a.m., New York City time, on the third (3rd) Business Day after satisfaction or, if permissible, waiver of the conditions to the obligations of the parties set forth in Article VII other than such conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, if permissible, waiver of those conditions. The date and time on which the Closing takes place is herein referred to as the “Closing Date.”
Section 2.02   Purchase and Sale.   Upon the terms and subject to the conditions of this Agreement, at the Closing:
(a)   IWM shall transfer to Purchaser, and Purchaser shall acquire, free and clear of all Liens (except for (i) Liens created by Purchaser and (ii) Liens consisting of restrictions on transfer generally arising under applicable federal securities Laws or state securities Law), all right, title and interest in and attaching to the IWM Shares, and as consideration and in exchange therefor, Purchaser shall issue the Closing IWM Share Consideration to IWM and cause the payment of the Closing IWM Cash Consideration less the IWM Escrow Contribution, to IWM in accordance with Section 2.04.
(b)   Highlander shall transfer to Purchaser, and Purchaser shall acquire, free and clear of all Liens (except for (i) Liens created by Purchaser and (ii) Liens consisting of restrictions on transfer generally arising under applicable federal securities Laws or state securities Law), all right, title and interest in and attaching to the Highlander Shares, and as consideration and in exchange therefor, Purchaser shall issue the Closing Highlander Share Consideration to Highlander and cause the payment of the Closing Highlander Cash Consideration less the Highlander Escrow Contribution, to Highlander in accordance with Section 2.04.
Section 2.03   Pre-Closing Matters.
(a)   At least four (4) Business Days prior to the Closing, the Shareholders’ Representative shall deliver to Purchaser a written schedule (the “Closing Statement”) prepared in accordance with the Accounting Principles setting forth (i) the Shareholders’ Representative’s good-faith estimate, together with reasonable supporting detail, of the Closing Consideration (the “Estimated Closing Consideration”), and the components thereof, including, as applicable, (A) estimated Company Cash (the “Estimated Company Cash”), (B) estimated Outstanding Indebtedness (the “Estimated Outstanding Indebtedness”), and (C) estimated Net Working Capital (the “Estimated Net Working Capital”), (ii) the Shareholders’ Representative’s good-faith calculation, together with reasonable supporting detail, including all invoices or similar documentation accounting for such costs, and instructions that list the applicable bank accounts designated and wire instructions therefor to facilitate payment or reimbursement by Purchaser of the Company Transaction Expenses (the “Estimated Company Transaction Expenses”), along with instructions for payment of such expenses by Purchaser as of the Closing, (iii) wire instructions for any payment of cash consideration to IWM, Highlander and the Optionholders (subject to Section 2.12), and (iv) the accounts to which the IWM Share Consideration, the Closing Highlander Share Consideration and the Closing Optionholder Share Consideration issuable to IWM, Highlander and the Optionholders (subject to Section 2.12), respectively, at the Closing, are to be delivered. The Closing Statement shall also include a certificate signed by an authorized officer of the Shareholders’ Representative, solely in such capacity and not in his personal capacity, certifying in writing that it has been prepared in good faith using the latest available financial information of the Target Companies. Purchaser shall be entitled to review the Closing Statement and the Target Companies will cooperate reasonably with Purchaser to revise the Closing Statement to the extent necessary to reflect any of Purchaser’s reasonable comments. Following such review, if the Closing Statement is revised, such revised Closing Statement, or if the Closing Statement is not revised, then the initial Closing Statement, shall be deemed to be the final “Closing Statement” .
(b)   At least two (2) Business Days prior to the Closing, Purchaser shall notify the Shareholders’ Representative in writing (the “Purchaser Closing Statement”) of (i) the Purchaser Trust Amount upon conclusion of the Offer (the “Final Purchaser Trust Amount”), (ii) the amount of the Closing IWM Cash Consideration, the Closing Highlander Cash Consideration and the Closing Optionholder Cash Consideration, (iii) the number of shares of the Closing IWM Share Consideration, the Closing Highlander Share Consideration and the Closing Optionholder Share Consideration, and (iv) the Purchaser’s good-faith calculation, together with reasonable supporting detail, including all invoices or similar documentation accounting for such costs, and instructions that list the applicable bank accounts designated to facilitate payment by Purchaser of the Purchaser Transaction Expenses, along with details about which such expenses shall be paid out as of the Closing. The Shareholders’ Representative shall be entitled to review the Purchaser Closing Statement and Purchaser will cooperate reasonably with Shareholders’ Representative to revise the Purchaser Closing Statement to the extent necessary to reflect any of Shareholders’ Representative’s reasonable comments. Following such review, if the Purchaser Closing Statement is revised, such revised Purchaser Closing Statement, or if the Purchaser Closing Statement is not revised, then the initial Purchaser Closing Statement, shall be deemed to be the final “Purchaser Closing Statement” .
Section 2.04   Closing Transactions.   At the Closing:
(a)   The Shareholders’ Representative shall deliver to Purchaser all share certificates representing the IWM Shares and the Highlander Shares (each, a “Certificate”).
(b)   Purchaser shall pay or cause to be paid in cash, by wire transfer of immediately available funds:
(i)   all amounts included in the Estimated Company Transaction Expenses to the accounts set forth in the Closing Statement; provided that (i) Purchaser shall pay directly to IWM and Highlander any amount in respect of Estimated Company Transaction Expenses paid by IWM or Highlander, as applicable, prior to the Closing and (ii) Purchaser shall pay directly to each of IWM and Highlander any Estimated Company Transaction Expenses paid by a Target Company prior to Closing in accordance with the IWM Escrow Percentage and the Highlander Escrow Percentage, as applicable;
(ii)   all amounts included in the Purchaser Transaction Expenses to the accounts set forth in the Purchaser Closing Statement, to the extent not paid by Purchaser prior to the Closing;

(iii)   the Closing IWM Cash Consideration less the IWM Escrow Contribution to the accounts designated by IWM and set forth in the Closing Statement;
(iv)   the Closing Highlander Cash Consideration less the Highlander Escrow Contribution to the accounts designated by Highlander and set forth in the Closing Statement; and
(v)   the Closing Optionholder Cash Consideration less the aggregate Optionholder Escrow Contribution to the payroll account designated by the Company pursuant to Section 2.12.
(c)   Each of Purchaser and the Shareholders’ Representative shall deliver an executed counterpart to an escrow agreement to be entered into on the Closing Date by and among Purchaser, the Shareholders’ Representative and the Escrow Agent in the form to be mutually agreed upon by Purchaser and the Shareholders’ Representative (such agreement not to be unreasonably withheld, conditioned or delayed by either Purchaser or the Shareholders’ Representative) (the “Adjustment Escrow Agreement”). Pursuant to the Adjustment Escrow Agreement, Purchaser shall deposit with the Escrow Agent at Closing an amount equal to $5,000,000 (the “Adjustment Escrow Amount”) into a designated escrow account (the “Adjustment Escrow Account”), by wire transfer of immediately available funds in U.S. dollars, and Purchaser and the Shareholders’ Representative will appoint the Escrow Agent to hold the Adjustment Escrow Account until the final determination of the Final Consideration and disburse the Adjustment Escrow Account as provided herein and in the Escrow Agreement.
(d)   Purchaser shall (a) issue to the accounts designated by the Shareholders’ Representative in the Closing Statement the Purchaser Ordinary Shares comprising the Closing IWM Share Consideration, the Closing Highlander Share Consideration and the Closing Optionholder Share Consideration, free and clear of all Liens (except for (i) Liens created by, or on behalf of, the applicable Seller, (ii) Liens consisting of restrictions on transfer generally arising under applicable federal securities Laws or state securities Law and (iii) the restrictions arising under the lock-up provisions under the Investors Rights Agreement), and (b) make appropriate book entries evidencing such issuance to IWM, Highlander and each Optionholder of the Purchaser Ordinary Shares comprising the Closing IWM Share Consideration, the Closing Highlander Share Consideration and the applicable Closing Optionholder Share Consideration, respectively.
(e)   The Company or the Shareholders’ Representative, as applicable, shall deliver to Purchaser:
(i)   a copy of the Investor Rights Agreement, duly executed by the Sellers;
(ii)   a copy of the Investor Representation Letters, duly executed by the Sellers;
(iii)   a copy of the Amended and Restated Services Agreement, duly executed by Highlander;
(iv)   copies of resolutions and actions taken by the Company’s board of directors and the Sellers in connection with the approval of this Agreement and the Transactions (including the Share Sale);
(v)   a copy of the share transfer form instrument with respect to the IWM Shares, duly executed by IWM;
(vi)   a copy of the share transfer form instrument with respect to the Highlander Shares, duly executed by Highlander;
(vii)   the updated register of members of FGH, reflecting the transfer of the IWM Shares to Purchaser;
(viii)   the updated register of members of the Company, reflecting the transfer of the Highlander Shares to Purchaser;
(ix)   the executed resignation letter of each director of the Company, effective as of the Closing Date;
(x)   the executed resignation letter of each director of FGH, effective as of the Closing Date;

(xi)   copies of resolutions and actions taken by board of directors of each of the Company and FGH in connection with the approval of this Agreement and the Transactions; and
(xii)   (A) all other documents, instruments or certificates required to be delivered by the Company at or prior to the Closing pursuant to Section 7.01; and (B) such other documents or certificates as shall reasonably be required by Purchaser and its counsel to consummate the Transactions (including the Share Sale).
(f)   Purchaser shall deliver to the Shareholders’ Representative:
(i)   a certified copy of the A&R Purchaser Charter;
(ii)   a copy of the Investor Rights Agreement, duly executed by Purchaser;
(iii)   a copy of the Amended and Restated Services Agreement, duly executed by Purchaser;
(iv)   copies of resolutions and actions taken by Purchaser’s board of directors in connection with the approval of this Agreement and the Transactions; and
(v)   (A) all other documents, instruments or certificates required to be delivered by Purchaser at or prior to the Closing pursuant to Section 7.02; and (B) such other documents or certificates as shall reasonably be required by the Shareholders’ Representative and its counsel to consummate the Transactions (including the Share Sale).
Section 2.05   Post-Closing Adjustment.
(a)   Within sixty (60) calendar days after the Closing Date, Purchaser shall deliver to the Shareholders’ Representative a statement (the “Purchaser Post-Closing Statement”) prepared in accordance with the Accounting Principles setting forth in reasonable detail (on a line item by line item basis) Purchaser’s calculation of the Final Consideration and the components thereof, including (i) Company Cash, (ii) Outstanding Indebtedness, and (iii) Net Working Capital (the “Post-Closing Consideration Calculation”).
(b)   Upon receipt of the Purchaser Post-Closing Statement, the Shareholders’ Representative shall have thirty (30) days within which to review the Post-Closing Consideration Calculation after Purchaser’s delivery of the Purchaser Post-Closing Statement. The Shareholders’ Representative may object to the Post- Closing Consideration Calculation set forth in the Purchaser Post-Closing Statement by providing written notice of such objection to Purchaser within thirty (30) days (the “Objection Period”) after Purchaser’s delivery of the Purchaser Post-Closing Statement (the “Notice of Objection”), which notice shall set forth the basis for such objection in reasonable detail, along with the Shareholders’ Representative’s calculation and proposed modification of each disputed item, together with supporting documentation, information and the Shareholders’ Representative’s proposed calculations for each disputed item. During such thirty (30)-day period and thereafter until the determination of the Final Consideration pursuant to Section 2.05(d), the Shareholders’ Representative and its advisors (including its independent accounting firm) shall be provided with prompt access (including remote access) to the books, records, work papers and other documents (subject to the execution of customary work paper access letters and excluding any communications with attorneys that are subject to the attorney-client privilege), personnel, consultants and advisors (including the independent accounting firm) of the Company and Purchaser as they may reasonably request to enable it to evaluate the calculations of Final Consideration, Net Working Capital, Company Cash and Outstanding Indebtedness prepared by Purchaser and set forth in the Purchaser Post-Closing Statement. Such access shall be provided during regular business hours and upon reasonable advance notice. If the Shareholders’ Representative does not deliver a Notice of Objection within the Objection Period, then Purchaser’s calculation of each item contained in the Purchaser Post-Closing Statement shall be deemed to be accepted by the Shareholders’ Representative as final and shall be conclusive, final and binding on the parties hereto for all purposes of this Agreement, and the Final Consideration set forth in the Purchaser Post-Closing Statement shall be the Final Consideration.
(c)   If the Shareholders’ Representative timely provides the Notice of Objection, then Purchaser and the Shareholders’ Representative shall negotiate in good faith for a period of up to thirty (30) days following Purchaser’s receipt of the Notice of Objection in an attempt to resolve any disputed matter set forth in the Notice of Objection, and any resolution by them in writing shall be final, conclusive and binding on the parties hereto, and any Final Consideration agreed upon in writing by Purchaser and Shareholders’ Representative in connection therewith shall be the Final Consideration.
(d)   If, within the thirty (30)-day period set forth in Section 2.05(c), Purchaser and the Shareholders’ Representative cannot resolve any matter set forth in the Notice of Objection, then Purchaser and the Shareholders’ Representative shall engage an independent, nationally recognized accounting firm acceptable to both Purchaser and the Shareholders’ Representative (the “Reviewing Accountant”) to review only the matters in the Notice of Objection that are still disputed by Purchaser and Shareholders’ Representative in order to determine the Post- Closing Consideration Calculation. The Reviewing Accountant shall act in the capacity of an expert and not as an arbitrator. Purchaser and the Shareholders’ Representative will instruct the Reviewing Accountant to, and the Reviewing Accountant will, make a final determination of only such remaining disputed matters. Purchaser and the Shareholders’ Representative may each submit to the Reviewing Accountant one (1) written submission setting forth their respective computations of the amounts set forth in the Notice of Objection (to the extent such amounts remain in dispute) and specific information, evidence and support for their respective positions as to all items in dispute. Neither Purchaser nor the Shareholders’ Representative shall have or conduct any communication, either written or oral, with the Reviewing Accountant with respect to matters contemplated by this Agreement without the other party either being present or receiving a concurrent copy of any written communication. Purchaser and the Shareholders’ Representative will also instruct the Reviewing Accountant to, and the Reviewing Accountant will, make its determination based solely on the terms of this Agreement, the Accounting Principles and written submissions by Purchaser and the Shareholders’ Representative that are provided in accordance with this Agreement (i.e., not on the basis of an independent review). Neither Purchaser nor the Shareholders’ Representative shall disclose to the Reviewing Accountant, and the Reviewing Accountant shall not consider for any purpose, any settlement discussions or settlement offer made by Purchaser or the Shareholders’ Representative with respect to any objection under this Section 2.05, unless otherwise agreed in writing by Purchaser and the Shareholders’ Representative. The Reviewing Accountant shall promptly (and in any event within thirty (30) days following its engagement) determine the resolution of such remaining disputed matters, which resolution shall not be outside of the range set forth by Purchaser in the Purchaser Post-Closing Statement and the Shareholders’ Representative in the Notice of Objection. Such determination shall be final and binding on the parties hereto, absent fraud or manifest error, and the Reviewing Accountant shall provide Purchaser and the Shareholders’ Representative with a calculation of the Final Consideration, Net Working Capital, Company Cash and Outstanding Indebtedness, as applicable, in accordance with such determination, and such determination of Final Consideration as set forth therein shall be the Final Consideration.
(e)   If the Final Consideration is less than the Closing Consideration as set forth in the Closing Statement (such difference, the “Final Consideration Shortfall”), Purchaser and Shareholders’ Representative shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to pay the Final Consideration Shortfall (or, if less, the full amount of the Adjustment Escrow Account) to Purchaser and to release the remainder, if any, of the Adjustment Escrow Account to the Company Equityholders (or, in the case of amounts to be paid to the Optionholders, to the Company’s payroll account for distribution to the Optionholders) in accordance with their respective Escrow Percentage. In no case will Purchaser be entitled to receive pursuant to this Section 2.05 an aggregate amount greater than the full amount of the Adjustment Escrow Amount.
(f)   If the Final Consideration is equal to the Closing Consideration as set forth in the Closing Statement, Purchaser and Shareholders’ Representative shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release the full amount of the Adjustment Escrow Account to the Company Equityholders (or, in the case of amounts to be paid to the Optionholders, to the Company’s payroll account for distribution to the Optionholders) in accordance with their respective Escrow Percentage.
(g)   If the Final Consideration is greater than the Closing Consideration as set forth in the Closing Statement (such difference, the “Final Consideration Surplus”), then (i) Purchaser and

Shareholders’ Representative shall prepare, execute and deliver to the Escrow Agent a joint written instruction instructing the Escrow Agent to release the full amount of the Adjustment Escrow Account to the Company Equityholders, in accordance with their respective Escrow Percentage and (ii) Purchaser shall promptly pay or issue to the Company Equityholders (or, in the case of amounts to be paid to the Optionholders, to the Company’s payroll account for distribution to the Optionholders) in accordance with their respective Escrow Percentage, additional Purchaser Ordinary Shares valued at $10.00 per share for such purpose with a value equal in total to the aggregate Final Consideration Surplus; provided, that in no case will Purchaser be required to issue additional Purchaser Ordinary Shares pursuant to this Section 2.05 with an aggregate value of greater than the Adjustment Escrow Amount.
(h)   The procedures set forth in this Section 2.05 for resolving any dispute over the amounts contemplated to be determined as set forth in this Section 2.05 shall be the sole and exclusive method for resolving any dispute over such amounts, it being understood that the foregoing shall not limit Purchaser’s rights under Article X.
(i)   The fees and expenses of the Reviewing Accountant shall be paid 50% by each of Purchaser and the Shareholders’ Representative.
(j)   Any payment made pursuant to this Section 2.05 shall be treated as an adjustment to the purchase price for all Tax purposes, except to the extent otherwise required by applicable Law (including, for the avoidance of doubt, with respect to any amounts required to be treated as interest pursuant to Section 483 of the Code or otherwise).
Section 2.06   Designated Directors.   Subject to applicable Law, the Purchaser Board shall take all action necessary to ensure that, effective as of the Closing, the Purchaser Board shall consist of nine (9) directors who shall initially be the directors named in Section 2.06 of the Purchaser Disclosure Letter.
Section 2.07   Certain Adjustments.   If, between the date of this Agreement and the Closing, the outstanding Purchaser Ordinary Shares shall have been changed into a different number of shares or a different class of shares by reason of any stock dividend, subdivision, reclassification, stock split, reverse stock split, combination or exchange of shares, or any similar event shall have occurred, then the Closing IWM Share Consideration and the Closing Highlander Share Consideration shall be equitably adjusted, without duplication, to proportionally reflect such change.
Section 2.08   Fractional Shares.   No fraction of a share of Purchaser Ordinary Shares will be issued by virtue of the Transactions, and each Company Equityholder who would otherwise be entitled to a fraction of a share of Purchaser Ordinary Shares (after aggregating all fractional Purchaser Ordinary Shares that otherwise would be received by such Company Equityholder) shall instead have the number of Purchaser Ordinary Shares issued to such Person rounded in the aggregate to the nearest whole share of Purchaser Ordinary Shares.
Section 2.09   Legends.   Each certificate issued to a Company Equityholder in connection with the Transactions, if any, shall bear the legend set forth below, or a legend substantially equivalent thereto, together with any other legends that may be required by any applicable securities Laws at the time of issuance of the Purchaser Ordinary Shares:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, MORTGAGED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) SUCH OFFER, SALE, TRANSFER, MORTGAGE, PLEDGE OR HYPOTHECATION HAS BEEN REGISTERED UNDER THE ACT AND THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION COVERING SUCH SHARES OR (II) THE ISSUER OF THE SHARES HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, MORTGAGE, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT AND SUCH OTHER APPLICABLE LAWS.

Section 2.10   Further Action.   If, at any time after the Closing Date, any further action is necessary or desirable to carry out the purposes of this Agreement and the Share Sale, the Parties agree to promptly take any such actions, including executing such documents or making such filings, as may be reasonably required by any of the other Parties hereto.
Section 2.11   Withholding.   Notwithstanding anything herein to the contrary, Purchaser, the Company, the Escrow Agent and any other applicable withholding agent shall be entitled to deduct and withhold from any amounts paid or payable pursuant to this Agreement such amounts as such Person is required to deduct and withhold with respect to such payment under the Code or any other provision of applicable Law. Purchaser shall use commercially reasonable efforts to provide the Shareholders’ Representative with a written notice of Purchaser’s intention to withhold at least three (3) Business Days prior to any such withholding indicating (a) the amount to be withheld or deducted with respect to each Person from which any amount is to be withheld or deducted and (b) the basis therefor (other than in respect of compensatory amounts subject to payroll reporting and withholding or any withholding attributable to the failure to provide a certificate pursuant to Section 6.10) and, prior to any such withholding, Purchaser shall provide the applicable payee a reasonable opportunity to mitigate or eliminate any such requirement to deduct or withhold to the extent permitted by applicable Law (and at the sole cost of the Shareholders’ Representative or applicable payee). To the extent that amounts are so deducted or withheld, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.
Section 2.12   Treatment of Company Options.   Prior to the Closing, the board of directors of the Company will take all necessary action such that, effective as of the Closing, each Company Option outstanding immediately prior to the Closing Date (whether vested or unvested) will be cancelled in exchange for the right of the applicable Optionholder to receive from Purchaser: (i) on the Closing Date, such Optionholder’s Pro Rata Share of the Closing Optionholder Cash Consideration and such Optionholder’s Pro Rata Share of the Closing Optionholder Share Consideration and (ii) following Closing, such Optionholder’s Pro Rata Share of any distribution or payment made to Company Equityholders in accordance with Section 2.05. Payments to the Optionholders shall be conditioned on such Optionholder executing an option surrender agreement in substantially the form attached hereto on Exhibit D (the “Option Surrender Agreement”) that includes a waiver of liabilities with respect to the appointment of the Shareholders’ Representative and corresponding acknowledgement of the cancellation of the Company Options in exchange for the right to receive the consideration allocated pursuant to this Agreement. Notwithstanding anything to the contrary in this Agreement, (i) any amounts due and payable to the Optionholders pursuant to this Agreement in respect of Company Options received in connection with the performance of services as an employee of the Company or any of its Affiliates shall be funded from the applicable consideration paid by Purchaser and shall be paid, less any applicable withholding Taxes, to the applicable Optionholder, through the standard payroll procedures of the Company or another Affiliate or, if applicable, any third party payroll services provider engaged by the Company or another Affiliate (any amount payable in accordance with this Section 2.12, a “Payroll Payment Amount”), (ii) any Payroll Payment Amount shall be deducted from any amount to be paid by Parent or by the Escrow Agent, as applicable, under any provision of this Agreement, and (iii) any such Payroll Payment Amount deducted pursuant to clause (ii) shall be deposited by Parent or the Escrow Agent, as applicable, with the Company or another Affiliate or, if applicable, any applicable third party payroll services provider engaged by the Company or another Affiliate for payment to the applicable Optionholder in accordance with this Section 2.12. Prior to the Closing, the board of directors of the Company will take all necessary action to terminate the Company Incentive Plan, effective as of and subject to the occurrence of the Closing, such that no further awards may be made under the Company Incentive Plan following the Closing.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE TARGET COMPANIES
Except in each case as set forth in the applicable disclosure schedules delivered by the Company to Purchaser concurrently with the execution of this Agreement (the “Company Disclosure Letter”), and subject to the terms, conditions and limitations set forth in this Agreement, each of the Company and FGH hereby represents and warrants to Purchaser, as of the date of this Agreement and the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement) (except if the representation and warranty speaks as of a specific date prior to the Closing Date, in which case as of such earlier date), as follows:
Section 3.01   Organization and Corporate Power.   Each of the Company and FGH is a corporation duly incorporated, validly existing and in good standing under the Laws of the British Virgin Islands, and each of the Company and FGH has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted and is qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its business requires such qualification, except where the failure to hold such authorizations, licenses and permits or to be so qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Complete and correct copies of the Organizational Documents of the Target Companies, in each case as in effect as of the date of this Agreement, have been made available to Purchaser. No Target Company is in breach of its Organizational Documents. Complete and correct copies of the Organizational Documents of the Company and FGH, as in effect as of the date of this Agreement, have been made available to Purchaser.
Section 3.02   Subsidiaries.   Section 3.02 of the Company Disclosure Letter sets forth the name and jurisdiction of each of the Subsidiaries, respectively, of the Company and FGH. Except as set forth on Section 3.02 of the Company Disclosure Letter, no Target Company owns or holds the right to acquire any stock, partnership interest or joint venture interest or other equity ownership interest in any other partnership, corporation, organization or entity. Each of the Company’s Subsidiaries is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, has all requisite corporate, or other legal entity, as the case may be, power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted and is qualified to do business in every jurisdiction in which its ownership, lease and operation of property or the conduct of its businesses as now conducted requires it to qualify, except in each such case where the failure to hold such authorizations, licenses and permits or to be so qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.03   Authorization; No Breach; Valid and Binding Agreement.
(a)   Each of the Company and FGH has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party and, (subject to the consents, approvals, authorizations and other requirements described in this Section 3.03), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby (including the Share Sale). The execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party by each of the Company and FGH, as applicable, and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other corporate actions or proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby (including the Share Sale) and thereby.
(b)   Except as set forth on Section 3.03(b) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement and the Ancillary Agreements to which it is a party by the Company and/or FGH, as applicable, and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien (other than a Permitted Lien) upon any assets or properties of any Target Company under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or loss or impairment of any right under, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of the Organizational Documents of any Target Company, (ii) any Contract or Permit to which any Target Company or its properties or assets is bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which any Target Company is subject or its or their respective properties or assets are subject; except, with respect to clause (ii) and (iii) of this Section 3.03(b), where the failure to obtain such authorization, consent, approval or exemption would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Assuming the truth and completeness of the representations and warranties of Purchaser contained in this Agreement and the Ancillary Agreements, the execution and delivery of this Agreement or any Ancillary Agreement by the Company and/or FGH do not, and the performance of this Agreement or any Ancillary Agreement by the Company and/or FGH will not, require any Regulatory Approval except for: (i) compliance with, filings under, and approvals of Governmental Authorities relating to, the requirements of the HSR Act, the federal securities Laws and/or any U.S. state securities or “blue sky” Laws, and the rules and regulations of the NYSE; and (ii) Regulatory Approvals where the failure to obtain such Regulatory Approvals would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.
(d)   This Agreement has been, and at Closing each Ancillary Agreement to which the Company and/or FGH is a party will be, duly executed and delivered by the Company and/or FGH, as applicable, and assuming that this Agreement and each Ancillary Agreement is a valid and binding obligation of the other parties hereto and thereto, this Agreement and each Ancillary Agreement to which the Company and/or FGH is a party constitutes a valid and binding obligation of the Company and/or FGH, as applicable, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 3.04   Capitalization.
(a)   Section 3.04(a) of the Company Disclosure Letter sets forth all of the authorized, issued and outstanding share capital of FGH and the Company, and all of the authorized, issued and outstanding equity interests of each Subsidiary of the Company (the “Subsidiary Shares”). IWM is the record and beneficial owner of all of the shares of FGH, which in turn, together with Highlander, are the record and beneficial owners of all of the shares of the Company. Except as set forth on Section 3.04(a)(1) of the Company Disclosure Letter, the Company or a Subsidiary of the Company owns all of the Subsidiary Shares. Following the consummation of the Share Sale, Purchaser will be the record and beneficial owner of all of the shares of FGH and the beneficial owner of all of the shares of the Company. All of the equity interests of FGH and the Company and all of the Subsidiary Shares have been duly authorized and are validly issued, fully paid and nonassessable and issued free and clear of all Liens. Except as set forth on Section 3.04(a)(2) of the Company Disclosure Letter, no Target Company has any equity securities or securities containing any equity features authorized, issued, reserved for issuance or outstanding, and there are no agreements, options, warrants, convertible or exchangeable securities or other rights or arrangements relating to the interest or capital stock of, or other equity or voting interest in any Target Company existing, authorized or outstanding which provide for the sale, delivery or issuance of any of the foregoing by any Target Company. Except as set forth on Section 3.04(a)(3) of the Company Disclosure Letter, there are no authorized, issued, reserved for issuance or outstanding (i) preferred or ordinary shares or other equity interests or voting securities of any Target Company, (ii) securities convertible or exchangeable into equity interests of any Target Company or any Subsidiary of any Target Company, (iii) options, warrants, purchase rights, phantom equities, stock or share appreciation, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other Contracts that could require any Target Company or any Subsidiary of any Target Company to issue, sell or otherwise cause to become outstanding or to acquire, repurchase or redeem equity interests of the Company or any of the Company’s Subsidiaries, or (iv) stock or share appreciation, phantom equity, profit participation or similar rights with respect to the interest, capital stock or shares of, or other equity or voting interest in, any Target Company or any Subsidiary of any Target Company to which any Target Company is a party or is bound. None of the Target Companies has any outstanding bonds, debentures, notes or other obligations that provide the holders thereof the right to vote (or are convertible or exchangeable into or exercisable for securities having the right to vote) with the owners of any Target Company on any matter.
(b)   Section 3.04(b) of the Company Disclosure Letter sets forth a list of all Company Options, including the holder, number of Company Shares subject thereto, the exercise price, vesting schedule and remaining term. All Company Options are evidenced by award agreements previously made available to Purchaser. Each Company Option (A) was validly issued and properly approved by the Company’s board of directors (or appropriate committee thereof), (B) was issued in all material respects in accordance with the terms of the Company Incentive Plan and all other applicable Law and properly accounted for in all material respects in accordance with GAAP and (C) was granted with a per share exercise price not less than the fair market value of Company Shares on the applicable grant date (determined in accordance with Section 409A of the Code) and is otherwise exempt from the application of Section 409A of the Code.
Section 3.05   Financial Statements.
(a)   Section 3.05(a) of the Company Disclosure Letter contains true, correct and complete copies of the Company’s and its Subsidiaries’ (i) audited consolidated balance sheet as of December 31, 2020 (the “Balance Sheet Date”), December 31, 2019 and December 31, 2018 and statements of income, changes in shareholder equity and cash flows for the twelve (12)-month periods then ended (the “Audited Financial Statements”), and (ii) unaudited consolidated balance sheets as of June 30, 2021 (the “Most Recent Balance Sheet Date”) and statements of income, changes in shareholder equity and cash flows for the six-month period then ended (the “Interim Financial Statements”, and together with the Audited Financial Statements, the “Financial Statements”). The Financial Statements have been based upon, in all material respects, the information contained in the Company’s and its Subsidiaries’ books and records, have been prepared in accordance with GAAP, consistently applied throughout the periods indicated, and present fairly in all material respects the financial position, cash flows and results of operations of the Target Companies (taken as a whole) as of the times and for the periods referred to therein (subject, in the case of the Interim Financial Statements, to normal and recurring year-end adjustments and the absence of footnotes).
(b)   The Target Companies have no Liabilities, except (i) Liabilities specifically reserved for on the Most Recent Balance Sheet Date contained in the Financial Statements or disclosed in the notes thereto, (ii) Liabilities that were incurred after the Most Recent Balance Sheet Date in the Ordinary Course of Business, (iii) Liabilities specifically disclosed in Section 3.05(b) of the Company Disclosure Letter, (iv) Liabilities incurred or arising under or in connection with the Transactions, including expenses related thereto; (v) Liabilities that will be discharged or paid off prior to or at the Closing or (vi) Liabilities that would not be material, individually or in the aggregate, to the Target Companies (taken as a whole). As of the date of this Agreement, there is no outstanding Indebtedness for borrowed money (or guarantee thereof) of any Target Company (excluding intercompany Indebtedness for borrowed money between any Target Companies) other than Indebtedness for borrowed money reflected on the consolidated balance sheet of the Target Companies set forth in the Financial Statements or as set forth on Section 3.05(b) of the Company Disclosure Letter. Prior to the date of this Agreement, the PPP Loan has been duly forgiven in whole and as of the date of this Agreement and the Closing Date, there is no Liability with respect to the PPP Loan.
(c)   The Target Companies maintain internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed with management’s general or specific authorizations as necessary; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP; and (iii) to the extent applicable, material information relating to the Target Companies is promptly made known to the officers responsible for establishing and maintaining the system of internal control over financial reporting. Since the Look-back Date, no Target Company has identified or been advised by its auditors of any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a role in the Target Companies’ internal controls over financial reporting.
(d)   The PCAOB Audited Financial Statements when delivered by the Company in accordance with Section 6.24 will, when so delivered, be based upon, in all material respects, the information contained in the Company’s and its Subsidiaries’ books and records, be prepared in accordance with GAAP, consistently applied throughout the periods indicated (except as may be indicated in the notes thereto), and present fairly in all material respects the financial position, cash flows and results of operations of the Target Companies (taken as a whole) as of the times and for the periods referred to therein.

Section 3.06   Absence of Certain Developments.   Since the Most Recent Balance Sheet Date until the date hereof, there has not been any Company Material Adverse Effect that has arisen and is continuing. Since the Most Recent Balance Sheet Date, except as expressly contemplated by this Agreement or the Ancillary Agreements or as set forth on Section 3.06 of the Company Disclosure Letter, or as required by applicable Law (including COVID-19 Measures) or as reasonably necessary in light of COVID-19, (a) the Target Companies have operated in the Ordinary Course of Business in all material respects, and (b) no Target Companies have taken any action that would have been prohibited by Section 6.01(a) if it were taken after the date hereof and prior to the Closing Date.
Section 3.07   Orders.   Section 3.07 of the Company Disclosure Letter sets forth a list of all Governmental Orders pending or, to the Company’s Knowledge, threatened in writing which, if adversely determined, would be material to the business of the Target Companies (taken as a whole) or would delay or prevent the consummation of the transactions contemplated herein (including the Share Sale and the Option Cash Out) or by the Ancillary Agreements.
Section 3.08   Title to Properties.
(a)   Except as set forth on Section 3.08(a) of the Company Disclosure Letter, the Company and each of its Subsidiaries owns good and marketable title to, or holds pursuant to valid and enforceable leases, all of the material, tangible personal property, used or held for use by them in the conduct of their business that are material to the business of the Target Companies (taken as a whole), free and clear of all Liens, except for Permitted Liens.
(b)   The real property demised by the Leases described on Section 3.08(b)(i) of the Company Disclosure Letter (the “Leased Real Property”) constitutes all of the real property leased by the Target Companies. Except as set forth on Section 3.08(b)(ii) of the Company Disclosure Letter and assuming that such Lease is a valid and binding obligation of the other counterparties thereto, the Leases are in full force and effect, and either the Company or one of its Subsidiaries holds a legal, binding, valid, enforceable and existing leasehold interest in each parcel or tract of real property leased by it under each such Lease, subject to proper authorization and execution of such lease by the other party and the application of any bankruptcy or creditor’s rights Laws. The Company has delivered or made available to Purchaser complete and accurate copies of each of the Leases described on Section 3.08(b)(i) of the Company Disclosure Letter and none of such Leases have been modified in any material respect, except to the extent that such modifications are disclosed by the copies delivered or made available to Purchaser. Neither the Company nor any of its Subsidiaries, and to the Company’s Knowledge no other party to any such Leases, is in default, or has delivered or received any notice of default, under any of such Leases and no event has occurred that with notice or the passage of time, or both, would constitute a default, or permit the termination, modification or acceleration of rent under any such Leases, except where such default would not reasonably be expected to be material to the Target Companies, taken as a whole. Except as set forth on Section 3.08(b)(iii) of the Company Disclosure Letter, (a) neither the Company nor any of its Subsidiaries has subleased, licensed or otherwise granted any Person the right to use or occupy such Leased Real Property or any portion thereof, and (b) neither the Company nor any of its Subsidiaries has collaterally assigned or granted any other security interest in such Leases or any interest therein.
(c)   Neither the Company nor any of its Subsidiaries owns any real property.
(d)   FGH owns no personal property, real property, leased real property or any other asset other than its shares in the Company.
Section 3.09   Tax Matters.
(a)   Each Target Company has timely filed or caused to be timely filed (taking into account applicable extensions) with the appropriate taxing authorities all material Tax Returns (including all Income Tax Returns) that are required to be filed by them, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes (including all Income Taxes) due and payable by the Target Companies (whether or not shown on any such Tax Return) have been duly and timely paid. Each Target Company has properly deducted, withheld and collected and timely remitted to the appropriate taxing authorities all Taxes required to be deducted, withheld or collected in respect of any amounts paid or owing to, or received or owing from, any employee, creditor or other third party and each Target Company has complied in all material respects with respect to all applicable Laws relating to payment, reporting, withholding, and collection of Taxes or remittance thereof.
(b)   Except as set forth on Section 3.09(b) of the Company Disclosure Letter, there are no audits, disputes, investigations, claims, inquiries, examinations or other proceedings (whether civil, criminal, judicial, or administrative) with respect to any Tax Return or Taxes of any Target Company pending, in progress, or threatened in writing.
(c)   No Target Company has received any written notice from any taxing authority of any Income Tax or other material Tax deficiency, assessment, adjustment, proposed adjustment, or other issue relating to any Income Taxes or other material Taxes, which has not been paid or otherwise resolved in full.
(d)   No Target Company (i) has any liability for the Taxes of any Person (other than any Target Company) under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or non-U.S. Tax Law, or as a transferee or successor, by contract, or otherwise(ii) is or has been a member of an affiliated, consolidated, combined, unitary or similar Tax group (including, for clarity, any affiliated group within the meaning of Section 1504 of the Code (or any similar provision of state, local or non-U.S. Law)) for purposes of filing any Tax Return or paying Taxes, other than a group the common parent of which is the Company; or (iii) is a party to, or has any liability under, any Tax allocation, sharing, indemnification, gross-up, or similar Contract or arrangement or any other Contract or arrangement providing for payments in respect of Taxes or Tax benefits (other than customary indemnification provisions contained in commercial Contracts entered into in the Ordinary Course of Business, the principal purpose of which is not related to Taxes).
(e)   No Target Company has waived or extended any statute of limitations in respect of Income Taxes or other material Taxes, or agreed to any extension of time with respect to an assessment or deficiency relating to such Taxes, for any taxable period with respect to which the statute of limitations has not expired (after giving effect to any extension or waiver), nor is any written request for any such extension or waiver from any taxing authority outstanding. None of the Sellers or any Target Company has made any election or otherwise taken any action to cause the Partnership Tax Audit Rules to apply to any Target Company at any earlier date than is required by Law.
(f)   No Target Company has distributed shares or stock of another Person, or has had its shares or stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or 361 of the Code.
(g)   No Target Company is a party to any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(h)   No written claim has been made by a Governmental Authority in any jurisdiction in which any Group Company does not file a Tax Return or pay Taxes that such entity is or may be subject to Tax or required to file Tax Returns in such jurisdiction. No Target Company has ever had a permanent establishment (within the meaning of an applicable Tax treaty or convention between the United States and such country) or other taxable presence in any country other than its country of incorporation.
(i)   There are no Liens for Taxes upon any of the Company Shares or any asset of any Target Company other than Permitted Liens.
(j)   Each Target Company is organized in the jurisdiction, and has the U.S. federal income tax classification, in each case, that is set forth on Section 3.09(j) of the Company Disclosure Letter, and each Target Company has been so classified for U.S. federal income tax purposes at all times since the date set forth on Section 3.09(j) of the Company Disclosure Letter. Section 3.09(j) of the Company Disclosure Letter sets forth, for the Target Companies, each entity classification election made pursuant to Treasury Regulations Section 301.7701-3(c) within the five year period ending on the Closing Date by or with respect to such entity, if any, and the effective date of such election. Except as set forth on Section 3.09(j) of the Company Disclosure Letter, no entity classification election pursuant to Treasury Regulations Section 301.7701-3 (or any corresponding or similar provision of state, local or non-U.S. Law) or other action has been taken to change the classification of any Target Company for U.S. federal (and applicable state and local) income Tax purposes.
(k)   No Target Company will be required to include any material amount in taxable income, or exclude any material deduction in determining taxable income, for any taxable period (or portion thereof) beginning after the Closing Date as a result of: (i) any change in method of accounting for a taxable period (or portion thereof) ending on or prior to the Closing Date (including pursuant Code Section 481 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax Law)); (ii) any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) entered into on or prior to the Closing Date; (iii) any installment sale or open transaction disposition made prior to the Closing; (iv) any intercompany transaction or “excess loss account” described in the Treasury Regulations and/or under Section 1502 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or (iv) any deferred revenue accrued, any advanced amount, or any prepaid amount received, or paid, on or prior to the Closing Date. No Target Company has made an election under Section 965(h) of the Code.
(l)   The Target Companies have not sought or received (nor has any Affiliate that would be aggregated with any Target Company and treated as one employer for purposes of Section 2301 of the CARES Act sought or received) a covered loan under paragraph (36) of Section 7(a) of the Small Business Act (15 U.S.C. 636(a)), as added by Section 1102 of the CARES Act. No Target Company will be required to pay any Tax after the Closing Date as a result of any deferral of a payment obligation or advance of a credit with respect to Taxes under any COVID-19 Tax Measure, including as a result of (i) any election to defer the payment of any Tax or claimed or received any “applicable employment Taxes” under Section 2302 of the CARES Act for 2020, or any similar election under state, local, or non-U.S. Law, (ii) receipt or claim of any Tax credits under Sections 7001 through 7005 of the Families First Coronavirus Response Act or Section 2301 of the CARES Act or (iii) deferral any payroll tax obligations (including those imposed by Section 3101(a) and 3201 of the Code) (for example, by failure to timely withhold, deposit or remit such amounts in accordance with the applicable provisions of the Code and the Treasury Regulations promulgated thereunder) pursuant to or in connection with the Payroll Tax Executive Order.
(m)   There are no Income Tax or other material Tax rulings, requests for rulings, technical advice memoranda, closing agreements or similar agreements or rulings relating to Taxes that have been issued to or with respect to the Target Companies or into which any Target Company has entered into that would be binding on any of any Target Company in any taxable period (or portion thereof) after the Closing Date.
(n)   No Target Company organized or formed under the laws of a jurisdiction outside of the United States (i) is a “surrogate foreign corporation” or “expatriated entity” within the meaning of Section 7874 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or is treated as a U.S. corporation for U.S. federal Tax purposes by reason of the application of Sections 269B or 7874(b) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) or (ii) was created or organized in the United States such that such entity would be taxable in the United States as a domestic entity pursuant to the dual charter provision of Treasury Regulation Section 301.7701-5(a) (or any corresponding or similar provision of state, local or non-U.S. income Tax Law).
(o)   Each Target Company has complied in all material respects with respect to any “escheat,” “abandoned property,” “unclaimed property,” or other similar Laws.
Section 3.10   Contracts and Commitments.
(a)   Except as set forth on Section 3.10(a) of the Company Disclosure Letter, no Target Company is party to any:
(i)   CBA;
(ii)   Contract, agreement or indenture relating to any Indebtedness or to mortgaging, pledging or otherwise placing a Lien on any portion of their properties or assets (A) pursuant to which, any Target Company has incurred or may incur Indebtedness exceeding $250,000 for which any of any Target Company will be liable following the Closing, or (B) relating to any Liens on assets of any Target Company;
(iii)   guaranty of any Indebtedness or other material guaranty;
(iv)   Contract, lease or agreement under which it is lessee of, or holds, uses or operates any real or personal property or assets owned by any other party, for which the annual rental or payment commitment exceeds $250,000;
(v)   Contracts or group of related Contracts with any Top Customer, with any Top Distributor or any Top Supplier;
(vi)   Contracts or agreements relating to the acquisition or disposition (whether by merger, sale of equity, sale of assets or otherwise) of any Person or business or the equity or substantially all of the assets of any Person by any Target Company since the Look-back Date or the future acquisition or disposition (whether by merger, sale of equity, sale of assets or otherwise) of any Person or business or the equity or substantially all of the assets of any Person by any Target Company or, pursuant to which any Target Company have any continuing “earn out” or other contingent payment obligations or any surviving material indemnification obligations;
(vii)   joint venture, partnership, limited liability company or similar agreement with any third party (including any agreement providing for joint development or marketing);
(viii)   (A) Contract pursuant to which any Target Company licenses, or is otherwise permitted by a third party to practice, use or register, or receive any other rights under, any material Intellectual Property Rights (other than “shrink wrap licenses,” “click through” licenses and licenses to off-the-shelf Software on standard commercial terms with fees of less than $250,000 per year), (B) Contract pursuant to which a third party licenses, or is permitted to use or register, or granted any other rights under, any Company-Owned IP Rights (other than non-exclusive licenses granted by a Target Company to customers in the Ordinary Course of Business), or (C) Contract affecting any Target Company’s ability to use, enforce, or disclose any material Intellectual Property Rights, such as covenant-not-to-sue, coexistence, consent-to-use, concurrent use, or settlement agreements;
(ix)   distribution, sales representative, marketing or similar Contract or agreement that required any Target Company to make commission payments under such agreement in excess of $250,000 during the twelve (12)-month period ended on the Balance Sheet Date;
(x)   Contract or agreement pursuant to which any Target Company would be required to make, in the aggregate, capital expenditures in excess of $250,000;
(xi)   Contract or agreement that (a) materially limits the ability of any Target Company to compete in any line of business or with any product or with any Person or in any geographic area or market or during any period of time or (b) contains covenants that restrict the business activity of any Target Company in any material respect (other than non-disclosure agreements entered into in the Ordinary Course of Business);
(xii)   Contract or agreement that contains “most-favored-nation” obligations or restrictions, or rights of first refusal or offer or any similar requirement or right, in each case binding any Target Company in favor of any third party;
(xiii)   Contract or agreement where any Target Company is subject to a requirement of exclusive dealing or any similar exclusivity obligation;
(xiv)   any interest, currency or hedging derivatives or similar Contracts;
(xv)   Contract or agreement that limits the incurrence of Indebtedness or the declaration or payment of any dividends or other distributions;

(xvi)   Contract or agreement that involves payment to or by any Target Company in excess of $250,000 annually;
(xvii)   Contract or agreement whose termination (other than those termination by passage of time) would reasonably be expected to have a Company Material Adverse Effect;
(xviii)   employment, severance or consulting Contract that is not terminable at will by any Target Company and which will require the payment of amounts by any Target Company after the date hereof in excess of $250,000 in total compensation annually; or
(xix)   Contract or agreement that relates to the settlement of any Proceeding (A) with any Governmental Authority since the Look-back Date; (B) that materially restricts or imposes obligations upon any Target Company; or (C) requires payment by an Target Company of more than $500,000 after the date hereof.
(b)   Each Contract described in clauses (i) through (xix)of Section 3.10(a) is a “Material Contract”. Purchaser either has been supplied with, or has been given access to, a true and correct copy of all Material Contracts, together with all supplements, amendments, waivers or other changes thereto.
(c)   Neither any Target Company nor, to the Company’s Knowledge, any other party thereto is in breach of, violation of or default under any Material Contract, except as would not reasonably be expected to be material to the Target Companies, taken as a whole. No event has occurred that with notice or lapse of time or both would constitute a breach of, violation of or default under, any Material Contract by any Target Company, or, to the Company’s Knowledge, any counterparty, except as would not reasonably be expected to be material to the Target Companies, taken as a whole. All Material Contracts are valid and in full force and effect and constitute legal, valid and binding obligations of the applicable Target Company and, to the Company’s Knowledge, each counterparty, and are enforceable against the applicable Target Company and, to the Company’s Knowledge, the counterparty thereto in accordance with their respective terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 3.11   Intellectual Property; Information Technology; Privacy.
(a)   Section 3.11(a) of the Company Disclosure Letter sets forth a list of all (i) Patents, registered Marks, registered Copyrights and domain name registrations, including any applications for any of the foregoing, included in the Company-Owned IP Rights (the “Company Registered IP”) and (ii) material Software included in the Company-Owned IP Rights.
(b)   The Target Companies, as the case may be, exclusively own all right, title and interest in and to the Company-Owned IP Rights, free and clear of all Liens except for Permitted Liens. Except as would not be material to the Target Companies taken as a whole, (i) the Company Registered IP is subsisting, valid, and enforceable, and (ii) the Target Companies are current in the payment of all registration, maintenance and renewal fees with respect to the Company Registered IP.
(c)   None of the Company-Owned IP Rights are subject to any Government Order adversely affecting the use thereof or rights thereto by the Target Companies. There is no Action pending or, to the Company’s Knowledge, threatened against any Target Company concerning the ownership, use, scope, patentability, registerability, validity or enforceability of any Company-Owned IP Rights (other than proceedings in the Ordinary Course of Business before any Governmental Authority related to the application for any item of Company Registered IP) and the Target Companies have not received any written notices regarding the foregoing.
(d)   Since the Look-back Date, to the Company’s Knowledge, there has been and there is no written allegation made by any Target Company of, and there has been no and there is no infringement, misappropriation or other violation of any material Company-Owned IP Rights by any Person.
(e)   Except as would not reasonably be expected to be material to the Target Companies taken as a whole, the operation of any Target Company as currently conducted as of the date hereof, and the operation of any Target Company as conducted since the Look-back Date, does not infringe, misappropriate or otherwise violate, and has not infringed, misappropriated or otherwise violated, the Intellectual Property Rights of any other Person. No Target Company has received any written notice since the Look-back Date alleging that the operation of any Target Company infringes, misappropriates, or otherwise violates the Intellectual Property Rights of any other Person (including any demand or request from any Person that any Target Company license any Intellectual Property Rights). There is no Action pending, or, to the Company’s Knowledge, threatened against any Target Company alleging that the operation of the business of any Target Company has infringed, misappropriated or otherwise violated any Intellectual Property Right of any third party.
(f)   Except as set forth on Section 3.11(f) of the Company Disclosure Letter and as would not reasonably be expected to be material to the Target Companies taken as a whole, the Target Companies have secured from all founders, consultants, advisors, employees, freelancers, writers, and independent contractors who independently or jointly contributed to or participated in the conception, reduction to practice, creation or development of any Intellectual Property Right for or on behalf of, or under the direction or supervision of, the Target Companies (each, a “Contributor”), unencumbered and unrestricted exclusive ownership of, all of the Intellectual Property Rights developed or created in connection with the employment or engagement of any Contributor, that the Target Companies do not otherwise own by operation of law. No Contributor owns or, to the Company’s Knowledge, claims any rights, licenses, claims or interest whatsoever with respect to any Company-Owned IP Rights. Except as would not reasonably be expected to be material to the Target Companies taken as a whole, each Target Company has obtained written and enforceable Contracts with respect to invention disclosure and present assignments of such Intellectual Property Rights to such Target Company, from all current and former Contributors.
(g)   The Target Companies have taken commercially reasonable steps to protect and maintain any Trade Secrets included in the Company IP Rights, and to the Company’s Knowledge, there have been no misappropriation or unauthorized uses or disclosures of any such Trade Secrets. The Target Companies have entered into reasonable confidentiality agreements with each Person having access to the Target Companies’ Trade Secrets. To the Company’s Knowledge, no such Person is in violation of any such agreement.
(h)   The Target Companies exclusively own all right, title and interest in and to, or otherwise possess valid, enforceable and sufficient licenses and rights to, all Company IP Rights that are material to the Target Companies’ business (subject to Section 3.11(b) with respect to the Company-Owned IP Rights)and all such Company IP Rights shall be owned or available for use by the Target Companies immediately after the Closing on terms and conditions identical to those under which the Target Companies owned or used such Company IP Rights immediately prior to the Closing. The Target Companies may exercise, transfer, or license the Company IP Rights without material restriction or material payment to any Person. Neither this Agreement nor any of the transactions contemplated hereby will restrict or impair the right of the Target Companies to transfer, alienate, enforce, own, use or license, or affect the validity or enforceability of, any Company-Owned IP Rights.
(i)   Except as would not reasonably be expected to be material to the Target Companies taken as a whole, no Target Company has combined Open Source Software with, or uses or has used any Open Source Software in connection with, any Software, the copyright in which is owned by any Target Company (the “Company Software”), such that any Company Software would become subject to the terms of the license under which such Open Source Software is licensed in a manner that would require any distribution, licensing or disclosure of any Company Software (including any source code), create obligations for any Target Company to grant, or purport to grant, to any third party any rights or immunities under any Company-Owned IP Rights (including any patent non-asserts or patent licenses), or impose any present economic limitations on any Target Company’s commercial exploitation thereof. The Target Companies are in material compliance with the terms and conditions of all relevant licenses for Open Source Software used by the Target Companies, including notice and attribution obligations. No Target Company has delivered, licensed or made available, or is under a duty or obligation (whether present, contingent, or otherwise) to deliver, license or make available, the source code for any Company Software to any escrow agent or other Person who is not an employee or consultant acting on behalf of any Target Company subject to a valid and enforceable confidentiality agreement.

(j)   The Target Companies (i) have taken commercially reasonable steps to protect the confidentiality, integrity and security of the Company Systems and have implemented and comply with commercially reasonable written data and information security, business continuity and disaster recovery plans and procedures that are consistent with industry best practices and applicable Laws, and (ii) have taken commercially reasonable steps to assess and test such plans and procedures, and such assessments and tests have not identified any material issues that remain unremediated. Since the Look-back Date, the Company Systems have not been affected by any material failure that has not been remediated in all material respects. To the Company’s Knowledge, since the Look-back Date, there have been no security breaches that materially affected the operation of the Company Systems or have not been remediated in all material respects. The Target Companies have purchased a sufficient number of licenses (whether licensed by seats or otherwise) for all Software used in or necessary for the operation of the businesses of the Target Companies as presently conducted.
(k)   The Target Companies (and any third Person using Personal Information on their behalf) comply in all material respects with its internal policies and privacy statements, policies and procedures related to privacy and security of Company Systems (and the data therein, including Personal Information), the Target Companies’ Contracts, and applicable Privacy Laws (including the most current version of the Payment Card Industry Data Security Standards, as applicable), including by providing and making accessible a privacy statement and terms of use regarding the treatment of all Personal Information used by the Target Companies to individuals from whom such Personal Information was collected or to whom such Personal Information relates. Since the Look-back Date, no Target Company has received any written claims, notices or complaints asserting non-compliance with applicable Privacy Laws or privacy statements, policies, procedures or Contracts regarding the Target Companies’ information practices or the use, access, collection, retention, processing, disclosure, modification or destruction of any Personal Information, or alleging a violation of any individual’s privacy, publicity or confidentiality rights, including from the U.S. Federal Trade Commission, any similar foreign bodies, or any other Governmental Authority and there is no Action pending, or, to the Company’s Knowledge, threatened against any Target Company relating to any of the foregoing. Since the Look-back Date, neither any Target Company, nor, to the Company’s Knowledge, any Person to whom any Target Company has provided Personal Information or processes such Personal Information on behalf of any Target Company, has been subject to any breach or unauthorized access to or use, disclosure or destruction of, Personal Information used by any Target Company. The Target Companies have taken reasonable actions (including implementing reasonable technical, physical or administrative safeguards) to protect all Personal Information used by the Target Companies against any unauthorized use, access or disclosure.
Section 3.12   Litigation.   Except as set forth on Section 3.12 of the Company Disclosure Letter, since the Look-back Date there have been no, and there currently are no actions, suits or Proceedings, pending or, to the Company’s Knowledge, threatened against the Target Companies that, if adversely decided or resolved, have had or would reasonably be expected be material to the Target Companies taken as a whole, at law or in equity, before or by any other Governmental Authority, and no Target Company is subject to any material outstanding judgment, order, investigation, decree, injunction, ruling, decision or award of any court or Governmental Authority.
Section 3.13   Employee Benefit Plans.
(a)   Section 3.13(a) of the Company Disclosure Letter sets forth an accurate and complete list of all material Plans. Each of the Plans that is intended to be qualified under Section 401(a) of the Code is so qualified and has received a favorable determination letter from the IRS or is a prototype plan that is entitled to rely on an opinion letter issued by the IRS to the prototype plan sponsor regarding qualification of the form of the prototype plan and no such determination letter has been revoked and, to the Company’s Knowledge, nothing has occurred and no fact, condition, or circumstance exists that would reasonably be expected to adversely affect the qualified status of such Plan. Each Plan has been established, maintained, operated, funded, and administered in accordance with its terms in all material respects and in compliance in all material respects with the requirements of the Code, ERISA and all other applicable Law.

(b)   With respect to each Plan, all contributions (including employer contributions and employee salary reduction contributions, premiums, distributions, payments, distributions, reimbursements, and accruals that are due have been timely made or properly accrued in accordance with the terms of such Plan and applicable Law or, if not yet due, have been properly accrued for in accordance with any applicable accounting requirements. There have been no “prohibited transactions” within the meaning of Section 4975 of the Code or Section 406 of ERISA and no breach of fiduciary duty (as determined under ERISA) has occurred with respect to any Plan, except as would not reasonably be expected to be material to the Target Companies, taken as a whole. There is no current, pending or, to the Company’s Knowledge, threatened Actions or Proceedings (except for routine claims for benefits) relating to any Plan. Each Target Company and each of its Affiliates has complied and is in compliance in all material respects with the requirements of the Patient Protection and Affordable Care Act, including the Health Care and Education Reconciliation Act of 2010, as amended and including any guidance issued thereunder (“ACA”). Each Target Company has not incurred (whether or not assessed), and is not reasonably expected to incur or to be subject to, any material Tax or other penalty under the ACA (including with respect to the reporting requirements under Sections 6055 and 6056 of the Code, as applicable) or under Section 4980B, 4980D or 4980H of the Code.
(c)   The Target Companies have made available to Purchaser, to the extent applicable, complete, current, and correct copies of: (i) all documents embodying or governing each Plan (or a written description of the material terms and conditions of each Plan that is unwritten), (ii) the most recent summary plan description (and summary of material modifications), (iii) the most recently filed Form 5500 annual report with all required schedules and attachments, (iv) the current determination letter or opinion letter, as applicable, received from the IRS, (v) the nondiscrimination, coverage and compliance testing results for the most recently completed plan year, and (v) any nonroutine communications to or form any Governmental Authority, or any notices to or from a Governmental Authority relating to a Plan.
(d)   Except as listed on Section 3.13(d)(1) of the Company Disclosure Letter, neither any Target Company nor any ERISA Affiliate maintains, sponsors, contributes to, is required to contribute to, or could reasonably be expected to have any Liability with respect to a: (i) defined benefit plan (as defined in Section 3(35) of ERISA) or any other plan that is or was subject to Title IV of ERISA, Section 412 or 430 of the Code, or Section 302 of ERISA, (ii) “multiemployer plan” (as such term is defined under Section 3(37) of ERISA), (iii) multiple employer plan as described in Section 413(c) of the Code, or (iv) “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA. Except as listed on Section 3.13(d)(2) of the Company Disclosure Letter, no Target Company has promised to any Person or has any Liability or obligation to provide post-employment health, life or other welfare benefits other than as required under Section 4980B of the Code or any similar applicable state Law for which the covered Person pays the full cost of coverage for themselves and their beneficiaries. Neither Target Company has incurred any material Liability under Title I of ERISA for which any Target Company would reasonably be expected to be liable.
(e)   Except as listed on Section 3.13(e) of the Company Disclosure Letter, neither the execution, delivery and performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby and thereby will not (alone or in combination with any other event, including a termination of employment on or following the Closing), directly or indirectly, result in (i) payment or provision of any additional, or an increase in the amount of, compensation or benefits, an acceleration of the amount of any compensation or benefits, or entitlement to any severance or similar benefit or change in employment status or responsibilities, payable to or in respect of any current or former employee, officer, director or other natural person service provider of any Target Company, (ii) any acceleration in the vesting or the timing of payment of any compensation or benefits payable to or in respect of any current or former employee, officer, director or other natural person service provider of any Target Company, (iii) any increased, enhanced or accelerated funding obligation with respect to any Plan, (iv) any restriction on the ability of any Target Company to amend, modify or terminate any Plan, or (v) any forgiveness of indebtedness of any current or former employee, officer, director or consultant of any Target Company.
(f)   Except as listed on Section 3.13(f) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this

Agreement will (alone or in conjunction with any other event) result in an “excess parachute payment” to any “disqualified individual” (each, within the meaning of Section 280G of the Code).
(g)   No Target Company has any obligation to “gross-up” or otherwise indemnify any current or former employee, officer, director or consultant for the imposition of any excise Tax under Section 4999 of the Code or any Tax imposed under Section 409A of the Code.
(h)   Each Plan that constitutes in any part a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been and is operated and maintained in all material respects in operational and documentary compliance with Section 409A of the Code and applicable guidance thereunder, and no amounts under any Plan is or has been or could reasonably be expected to be subject to the interest and additional Tax set forth under Section 409A(a)(1)(B).
(i)   Without limiting the generality of the foregoing, with respect to each Plan that is subject to Laws of a jurisdiction other than the United States (whether or not United States Law also applies) (each, a “Non-U.S. Plan”), all of which are specifically identified on Section 3.13(i) of the Company Disclosure Letter: (i) complies in all material respects with applicable Law; (ii) except as set forth on Section 3.13(i)(ii) of the Company Disclosure Letter, is fully funded and/or book reserved, as appropriate, based upon reasonable actuarial assumptions, to the extent such Non-U.S. Plan is required to be funded and/or book-reserved; (iii) has been registered to the extent required and has been maintained in good standing in all material respects with applicable Law; (iv) intended to receive favorable tax treatment under applicable tax Laws has been qualified or similarly determined to satisfy the requirements of such Laws, (v) except as set forth on Section 3.13(i)(v) of the Company Disclosure Letter, no Non-U.S. Plan is a defined benefit plan or has any material unfunded liabilities, nor are such unfunded liabilities reasonably expected to arise in connection with the transactions contemplated by this Agreement, and (vi) as of the date hereof, there is no pending or, to the Company’s Knowledge threatened material Proceeding relating to any Non-U.S. Plan.
Section 3.14   Insurance.   All material policies of insurance maintained by or on behalf of each Target Company (the “Insurance Policies”) are set forth on Section 3.14 of the Company Disclosure Letter and true and complete copies of such Insurance Policies have been provided to Purchaser. All Insurance Policies that are material to the business of the Target Companies (taken as a whole) are, and since the Look-back Date have been, in full force and effect and all premiums due and payable in respect thereof have been paid and no written notice of cancellation, termination, material amendment or denial of coverage has been received by any Target Company with respect to any such policy. All such Insurance Policies maintained by the Target Companies are in full force and effect, and no Target Company is in material default with respect to the provisions of any such policies or its payment obligations thereunder. There is no claim pending under such Insurance Policies as to which any Target Company has received written notice that coverage has been denied.
Section 3.15   Compliance with Laws.
(a)   Except as would not reasonably be expected to be material to the Target Companies taken as a whole, each Target Company is, and since the Look-back Date has been, in compliance with all applicable Laws and regulations of any Governmental Authority. Since the Look-back Date, no Target Company has received any written notice from a Governmental Authority of any action or Proceeding against any of them alleging any material failure to comply with any applicable Law or regulation.
(b)   Except as would not reasonably be expected to be material to the Target Companies taken as a whole, since the Look-back Date, (i) neither the Company nor any of its Subsidiaries has violated any Law relating to anti-bribery or anticorruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended and as in effect at the time of such action (all such Laws, “Anticorruption Laws”), (ii) no director, officer, or employee, or, to the Company’s Knowledge, representative, consultant or other Person acting for or on behalf of any Target Company has violated any Anticorruption Law, and (iii) has been the subject of any investigation, inquiry, or enforcement proceeding by any court, governmental, administrative or regulatory body, or any customer regarding any violation or alleged violation of any Anticorruption Law, and no such investigation, inquiry or proceeding is pending or, to the Company’s Knowledge, threatened. Each Target Company has adopted and maintains reasonably adequate policies, procedures and controls to comply with all applicable Anticorruption Laws in all material respects, including policies and procedures relating to prevention of bribery, accounting for financial transactions, due diligence on third parties and training of personnel.
(c)   Since the Look-back Date, neither any Target Company, nor any director, officer or managing employee of any Target Company has been a Sanctioned Person.
Section 3.16   Permits.   Except as set forth on Section 3.16 of the Company Disclosure Letter, and as would not reasonably be expected to be material to the Target Companies taken as a whole, the Target Companies hold and are, and has been, since the Look-back Date, in compliance with, in all material respects, all Permits that are required by any Governmental Authority to conduct the business as now conducted and all such Permits are valid and in full force and effect. No Target Company has received any written notice from any Governmental Authority or any other Person regarding (A) any actual or alleged violation of or failure to comply with any term or requirement of any Permit, or (B) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any Permit, except where such occurrence would not be material to the business.
Section 3.17   Environmental Compliance.   Except as set forth on Section 3.17 of the Company Disclosure Letter:
(a)   The Target Companies are, and since the Look-back Date have been, in compliance with all applicable Environmental Laws, except where the failure to comply would not be material to the Target Companies.
(b)   The Target Companies have obtained and possess all material permits, licenses and other authorizations required under Environmental Laws for the operations of the Target Companies as currently conducted and are in compliance with all terms and conditions of such permits, licenses and authorizations in all material respects.
(c)   No Target Company has received, since the Look-back Date, any written notice of material violation of or notice of material Liability arising under, Environmental Laws, relating to any Target Company or its facilities, the subject of which is unresolved.
(d)   There are no suits or Proceedings pending or, to the Company’s Knowledge, threatened against any Target Company, pursuant to Environmental Laws that would be material to the Target Companies.
(e)   No Target Company is subject to any outstanding judgment, order or decree of any Governmental Authority relating to a violation of or Liability under Environmental Laws, and that would be material to the Target Companies.
Section 3.18   Customers, Distributors and Suppliers.   Section 3.18 of the Company Disclosure Letter sets forth a complete and accurate list of the top ten customers of the Target Companies based on calendar year 2020 sales (the “Top Customers”), top ten distributors based on calendar year 2020 sales (the “Top Distributors”), and top ten suppliers based on calendar year 2020 spend of the Target Companies (the “Top Suppliers”). Since January 1, 2020, no Target Company has received any written notice from any Top Supplier to the effect that such supplier will stop, materially decrease the rate of, or seek to make a material change to the terms (whether related to payment, price or otherwise) with respect to, developing or supplying materials, products or services to any Target Company. Since January 1, 2020, no Target Company has received any written notice from any Top Customer or Top Distributor to the effect that such customer or distributor will stop, or materially decrease the rate of, or seek to make a material change to the terms (whether related to payment, price or otherwise) with respect to, purchasing or distributing products of the Target Companies.
Section 3.19   Affiliated Transactions.   Except as set forth on Section 3.19 of the Company Disclosure Letter, none of the Sellers, any equityholder, partner, member, officer, director, employee or any Affiliate of the Sellers (other than any Target Company) or any officer, director, manager, equityholder or Affiliate of any Target Company or any individual in the immediate family of any of the foregoing, is a party to any arrangement, agreement, Contract, commitment or transaction with or owes any money to any Target

Company or has any interest in any material property, asset or right, tangible or intangible, used by the Target Companies, or has any material interest in a Person party to any arrangement, agreement, Contract, commitment or transaction with any Target Company.
Section 3.20   Employees.
(a)   Except as set forth on Section 3.20 of the Company Disclosure Letter, (i) no Target Company has experienced any, nor to the Company’s Knowledge has there been any threatened, strike, work stoppage, unfair labor practice charge, labor grievance, labor arbitration, lockout, slowdown, picketing, handbilling or other material labor dispute, in each case since the Look-back Date, (ii) none of the employees of the Target Companies are represented by any union, works council, labor organization, employee association or representative with respect to their employment with any Target Company, (iii) since the Look-back Date, (a) to the Company’s Knowledge, there has been no labor organizing effort pending or threatened with respect to employees of any Target Company and (b) no union, works council, labor organization, employee association or representative or group of employees of the Target Companies has made a demand for recognition or certification, and there have been no representation or certification proceedings or petitions seeking representation pending with the National Labor Relations Board, any other labor relations tribunal or authority or any other Governmental Authority, (iv) no Target Company is party to or otherwise bound by any CBA or bargaining relationship with any union, works council, labor organization, employee representative or association and no CBAs are currently being negotiated by any Target Company, and (v) since the Look-back Date, the Target Companies have been in material compliance with all applicable Laws respecting labor and employment, including Laws respecting terms and conditions of employment, occupational safety and health requirements, wages and hours (including the classification of independent contractors and exempt and non-exempt employees), meal and rest breaks, withholding of Taxes, employment discrimination, harassment, retaliation, equal opportunity, classification of workers, immigration (including the completion of Forms I-9 for all employees and the proper confirmation of employee visas), whistleblowing, disability rights or benefits, employee trainings and notices, employee leave issues, paid time off, COVID-19, affirmative action, plant closures and layoffs (including the WARN Act), workers’ compensation, and unemployment insurance and related matters.
(b)   Except as would not result in material Liability for any Target Company: (i) the Target Companies have, since the Look-back Date, properly classified each of its current and former employees, officers, consultants, independent contractors, and directors, as “employees” or “independent contractors” and, if applicable, as “exempt” or “non-exempt” for all purposes (including with respect to eligibility for minimum wage and overtime under the Fair Labor Standards Act of 1938, as amended, or similar applicable non-U.S. Law) and have properly reported all compensation paid to such persons for all purposes, and (ii) the Target Companies have fully and timely paid all wages, salaries, wage premiums, commissions, bonuses, severance and termination payments, fees, and other compensation that have come due and payable to their current or former employees and independent contractors under applicable Law, Contract or company policy.
(c)   To the Company’s Knowledge, no current or former employee or independent contractor of any Target Company is in any material respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, noncompetition agreement, nonsoliciation agreement, restrictive covenant or other obligation: (i) owed to any Target Company; or (ii) owed to any third party with respect to such person’s right to be employed or engaged by any Target Company.
(d)   To the Company’s Knowledge, no current employee of any Target Company with annualized compensation at or above $200,000, intends to terminate his or her employment prior to the one (1) year anniversary of the Closing.
(e)   The Target Companies have promptly, thoroughly and impartially investigated all sexual harassment, or other discrimination, retaliation or policy violation allegations of which any of them is or was aware since the Look-back Date. With respect to each such allegation with potential merit, the Target Companies have taken prompt corrective action that is reasonably calculated to prevent further improper action. The Target Companies do not reasonably expect any material Liability with respect to any such allegations and are not aware of any allegations relating to officers, directors, employees, contractors, or agents of the Target Companies, that, if known to the public, would bring the Target Companies into material disrepute.
(f)   No employee layoff, facility closure or shutdown, reduction-in-force, furlough, temporary layoff, material work schedule change or reduction in hours, or reduction in salary or wages, or other workforce changes affecting employees of any Target Company has occurred since March 1, 2020 or is currently contemplated, planned or announced, including as a result of COVID-19 or any Law directive, guidelines or recommendations by any Governmental Authority in connection with or in response to COVID-19. The Target Companies have not otherwise experienced any material employment-related Liability with respect to COVID-19. Since the Look-back Date, no Target Company has effectuated any “mass layoff” or “plant closing” (each as defined in the WARN Act) or implemented any early retirement or exit incentive program, in each case, in violation of the WARN Act.
Section 3.21   Company Information.   The information relating to any Target Company supplied by the Company for inclusion in the Proxy Statement will not, as of the date on which the Proxy Statement (or any amendment or supplement thereto) is first distributed to holders of Purchaser Ordinary Shares or at the time of the Purchaser Special Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to: (a) statements made or incorporated by reference therein based on information supplied by Purchaser for inclusion or incorporation by reference in the Proxy Statement or any Purchaser SEC Reports or Additional Purchaser SEC Reports; or (b) any projections or forecasts included in the Proxy Statement.
Section 3.22   Brokerage.   There are no claims for, and the Target Companies have no liability or obligation to pay, brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based on any arrangement or agreement made by or on behalf of any Target Company for which such Target Company is or may be liable.
Section 3.23   Postmaster General and Filings.   The Target Companies have timely filed for each of the past three (3) calendar years annual reports for publications published by any Target Company with the Postmaster General of the United States of America pursuant to the requirements of 39 U.S.C. Section 3685 (the “Postmaster Statements”). The information contained in the Postmaster Statements is complete and correct in all material respects. Section 3.23 of the Company Disclosure Letter contains (i) the names and titles of each publication published by any Target Company that qualifies for periodical class status under applicable rules and regulations of the United States, (ii) the applicable UPC codes for such publications, (iii) the applicable ISSN numbers for such publications, (iv) the applicable USPS codes for such publications and (v) the most recently available Postmaster Statements.
Section 3.24   Circulation Data.   The circulation data and other information reported by the Target Companies to the Audit Bureau of Circulations and Alliance for Audited Media are, in each case, a fair and accurate presentation of the facts required to be contained therein in all material respects.
Section 3.25   No Other Representations and Warranties.   THE COMPANY HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE V, NONE OF PURCHASER OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO THE COMPANY OR ANY SELLER, ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO PURCHASER OR ANY OF THEIR RESPECTIVE BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY, NONE OF PURCHASER OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO THE COMPANY, ANY SELLER, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES

ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY PURCHASER TO THE COMPANY IN ARTICLE V. THE COMPANY AND EACH SELLER HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN ARTICLE V OF THIS AGREEMENT.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE SELLERS
Subject to the terms, conditions and limitations set forth in this Agreement, each Seller severally and not jointly represents and warrants to Purchaser, as follows:
Section 4.01   Organization.   Such Person is an entity duly incorporated, validly existing and in good standing under the Laws of its state of incorporation.
Section 4.02   Authorization; No Breach; Valid and Binding Agreement.
(a)   Such Person has all requisite entity power and authority to execute and deliver this Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby. The execution, delivery and (subject to the consents, approvals, authorizations and other requirements described in this Section 4.02) performance of this Agreement and the Ancillary Agreements by such Person and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite entity action, and no other actions or proceedings on its part are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Agreements and the consummation of the Transactions (including the Share Sale).
(b)   Except as set forth on Section 4.02(b) of the Company Disclosure Letter, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not conflict with or result in a breach of, constitute a default (or in an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien upon any assets or properties of such Person under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or loss or impairment of any right under, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of such Person’s Organizational Documents, (ii) any Contract or Permit to which such Person or its properties or assets are bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which such Person or its properties or assets are subject, except, with respect to clause (ii) or (iii) of this Section 4.02(b), where the failure to obtain such authorization, consent, approval or exemption would prevent, materially impair or materially delay the consummation of the Transactions (including the Share Sale).
(c)   The execution and delivery of this Agreement and the performance of this Agreement or any Ancillary Agreement by such Person will not, require any Regulatory Approval except for: (i) compliance with, filings under, and approvals of Governmental Authorities relating to, the federal securities Laws and/or any U.S. state securities or “blue sky” Laws, the rules and regulations of the NYSE; and (ii) Regulatory Approvals where the failure to obtain such Regulatory Approvals would not, individually or in the aggregate, prevent, materially impair or materially delay the consummation of the Transactions (including the Share Sale).
(d)   This Agreement has been, and at Closing each Ancillary Agreement to which such Person is a party will be, duly executed and delivered by such Person and assuming that this Agreement and each Ancillary Agreement is a valid and binding obligation of the other parties hereto and thereto, this Agreement and each Ancillary Agreement to which such Person is a party constitutes a valid and binding obligation of such Person, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 4.03   Title to Shares.   IWM and Highlander has legal and valid title to all of the IWM Shares and the Highlander Shares, respectively, free and clear of all Liens, other than restrictions imposed by state and federal securities Laws, the Organizational Documents of FGH or the Company and the Company Shareholder’s Agreement (which shall be terminated as of Closing). IWM and Highlander are the sole record owner of the IWM Shares and the Highlander Shares, respectively, in each case that are set forth opposite such Seller’s name in Section 4.03 of the Company Disclosure Letter. Neither the IWM Shares nor the Highlander Shares are subject to any Contract restricting or otherwise relating to the voting, transfer or other disposition of such Company Shares, other than restrictions on transfer imposed by applicable securities Laws, the Organizational Documents of FGH or the Company and the Company Shareholder’s Agreement (which shall be terminated as of Closing). The IWM Shares constitute one hundred percent (100%) of the issued and outstanding equity of FGH. At the Closing, legal and valid title to all of the IWM Shares and the Highlander Shares shall vest in Purchaser free and clear of all Liens.
Section 4.04   Orders.   There is no Governmental Order pending or, to the knowledge of such Seller, threatened in writing, by or against such Seller or any of its Affiliates, that seeks to delay or prevent the consummation of the Transactions.
Section 4.05   Compliance with Law.   Such Seller is in compliance with all Laws applicable to its business, except for violations which would not, individually or in the aggregate, prevent, materially impair or materially delay the consummation of the Transactions.
Section 4.06   Brokerage.   Other than fees or commissions for which such Person will be solely responsible, there are no claims for, and the Company, FGH, Purchaser and their respective Subsidiaries have no liability or obligation to pay, brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based on any arrangement or agreement made by or on behalf of such Person for which the Company, FGH, Purchaser or any of their respective Subsidiaries is or may be liable.
Section 4.07   Shareholder Information.    None of the information supplied or to be supplied by such Seller for inclusion or incorporation by reference in the Proxy Statement will, at the date mailed to shareholders of Purchaser or at the time of the Purchaser Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, such Person makes no representation, warranty or covenant with respect to: (a) statements made or incorporated by reference therein based on information that was not supplied by such Person for inclusion or incorporation by reference in the Proxy Statement; or (b) any projections or forecasts included in the Proxy Statement.
Section 4.08   Investment Representations.
(a)   Such Seller is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act. Such Seller acknowledges that Purchaser has the right to require evidence of its status as an accredited investor, if necessary.
(b)   Such Seller acknowledges that it has prior investment experience, including investments in non-listed and non-registered securities, or has employed the services of an investment advisor, attorney or accountant to evaluate the merits and risks of such an investment on its behalf, and such Seller represents that it understands the highly speculative nature of an investment in Purchaser Ordinary Shares, which may result in the loss of the total amount of such investment.
(c)   Such Seller has adequate means of providing for such Seller’s current needs and possible personal contingencies, and such Seller has no need, and anticipates no need in the foreseeable future, for liquidity in such Seller’s investment in Purchaser Ordinary Shares. Such Seller is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, such Seller is able to hold the Purchaser Ordinary Shares for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment in the event such loss should occur.
Section 4.09   No Other Representations and Warranties.   SUCH PERSON HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE V, NONE OF PURCHASER OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR

WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO SUCH PERSON, ANY OF ITS AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO PURCHASER OR ANY OF THEIR RESPECTIVE BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY, NONE OF PURCHASER OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO THE COMPANY, SELLERS, OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY PURCHASER TO THE COMPANY IN ARTICLE V. SUCH PERSON HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN ARTICLE V OF THIS AGREEMENT.
ARTICLE V
REPRESENTATIONS AND WARRANTIES OF PURCHASER
Except in each case as set forth in the applicable disclosure schedules delivered by Purchaser to the Company concurrently with the execution of this Agreement (the “Purchaser Disclosure Letter”) and the Purchaser SEC Reports, and subject to the terms, conditions and limitations set forth in this Agreement, Purchaser hereby represents and warrants to Sellers, as of the date of this Agreement and the Closing Date (except if the representation and warranty speaks as of a specific date prior to the Closing Date, in which case as of such earlier date), as follows:
Section 5.01   Organization and Power.   Purchaser is an exempted company with limited liability incorporated, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted. Purchaser is not in breach of Purchaser’s Organizational Documents. Complete and correct copies of the Organizational Documents of Purchaser, as in effect as of the date of this Agreement, have been made available to Sellers.
Section 5.02   Subsidiaries.   Purchaser has no direct or indirect Subsidiaries, and does not own or hold the right to acquire any shares or stock, partnership interest or joint venture interest or other equity ownership interest in any other partnership, company, corporation, organization or entity. Purchaser has no any assets or properties of any kind, does not now conduct and has never conducted any business, and has and will have at the Closing no obligations or liabilities of any nature whatsoever, except for such obligations as are imposed under this Agreement.
Section 5.03   Authorization; No Breach; Valid and Binding Agreement.
(a)   Purchaser has all requisite corporation or limited liability company power and authority to execute and deliver Agreement and each Ancillary Agreement to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby (including the Share Sale) and thereby. The execution, delivery and performance of this Agreement and the Ancillary Agreements by Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Purchaser, and no other corporate or limited liability company actions or proceedings on the part of Purchaser are necessary to authorize the execution, delivery or performance of this Agreement or the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby, other than the Purchaser Shareholder Approval.
(b)   Except as set forth on Section 5.03(b) of the Purchaser Disclosure Letter, the execution, delivery and performance of this Agreement and the Ancillary Agreements by Purchaser and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien upon any assets or properties of Purchaser under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or loss or impairment of any right under, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of Purchaser’s Organizational Documents, (ii) any Contract or instrument or Permit to which Purchaser or its or their respective properties or assets is bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which Purchaser is subject or its or their respective properties or assets are subject; except, with respect to clause (ii) or (iii) of this Section 5.03(b), where the failure to obtain such authorization, consent, approval or exemption would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(c)   The execution and delivery of this Agreement or any Ancillary Agreement by Purchaser do not, and the performance of this Agreement or any Ancillary Agreement by Purchaser will not, require any Regulatory Approval except for: (i) compliance with, filings under, and approvals of Governmental Authorities relating to, the requirements of the HSR Act, the federal securities Laws and/or any U.S. state securities or “blue sky” Laws, the rules and regulations of the NYSE, and (ii) Regulatory Approvals where the failure to obtain such Regulatory Approvals would not, individually or in the aggregate, have a Purchaser Material Adverse Effect.
(d)   This Agreement has been, and at Closing each Ancillary Agreement to which Purchaser is a party will be, duly executed and delivered by Purchaser, as applicable, and assuming that this Agreement and each Ancillary Agreement is a valid and binding obligation of the other parties hereto or thereto, this Agreement and each Ancillary Agreement to which Purchaser is a party constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
(e)   As of the date of this Agreement, no “fair price,” “moratorium,” “control share acquisition” or other antitakeover statute under Cayman Islands Laws applies with respect to Purchaser in connection with this Agreement or the transactions contemplated hereby. As of the date of this Agreement, there is no shareholder rights plan, “poison pill” or similar antitakeover agreement or plan in effect to which Purchaser is subject, party or otherwise bound.
Section 5.04   Actions.   Section 5.04 of the Purchaser Disclosure Letter sets forth a list of all Governmental Orders pending or, to the Purchaser’s Knowledge, threatened in writing which, if adversely determined, would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect or would delay or prevent the consummation of the transactions contemplated herein (including the Share Sale) or by the Ancillary Agreements.
Section 5.05   Purchaser Trust.   As of the date of this Agreement, the Purchaser Trust Amount is approximately $200 million (including, if applicable, an aggregate of approximately $7 million of deferred underwriting commissions and other fees being held in the Purchaser Trust payable to the underwriters of the IPO upon consummation of a Business Combination (the “Deferred Underwriting Commissions”), such monies invested in United States government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act pursuant to the Purchaser Trust Agreement. There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Purchaser Trust Agreement in the Purchaser SEC Filings to be inaccurate or that would entitle any Person (other than (x) shareholders of Purchaser holding Purchaser ordinary shares sold in Purchaser’s initial public offering who shall have elected to redeem their shares of Purchaser ordinary shares (“Purchaser Share Redemptions”) pursuant to Purchaser’s Organizational Documents, (y) the underwriters of Purchaser’s initial public offering with respect to deferred underwriting commissions, or (z) if Purchaser fails to complete a business combination within the allotted time period set forth in the Purchaser’s Organizational Documents and liquidates the Purchaser Trust, subject to the terms of the Purchaser Trust Agreement, Purchaser (in limited amounts to permit Purchaser to pay dissolution expenses) and then shareholders of Purchaser)) to any portion of the proceeds that have been deposited in the Purchaser Trust. Prior to the Closing, none of the funds held in the Purchaser Trust may be released other than to pay Taxes and payments with respect to all Purchaser Share Redemptions. There are no claims or proceedings pending or, to Purchaser’s Knowledge, threatened with respect to the Purchaser Trust. Purchaser has performed all material obligations required to be performed by it to date under, and is not in default, breach or delinquent in performance or any other respect (claimed or actual) in connection with, the Purchaser Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the Closing Date, the obligations of Purchaser to dissolve or liquidate pursuant to Purchaser’s Organizational Documents, if any, shall terminate, and as of the Closing Date, Purchaser shall have no obligation whatsoever pursuant to Purchaser’s Organizational Documents to dissolve and liquidate the assets of Purchaser by reason of the consummation of the transactions contemplated hereby. To Purchaser’s Knowledge, as of the date hereof, following the Closing Date, no Purchaser shareholder shall be entitled to receive any amount from the Purchaser Trust except to the extent such Purchaser shareholder is exercising a Purchaser Share Redemption. As of the date hereof, assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its obligations hereunder, Purchaser does not have any reason to believe that any of the conditions to the use of funds in the Purchaser Trust will not be satisfied or funds available in the Purchaser Trust will not be available to Purchaser on the Closing Date.
Section 5.06   Investment Company Act; JOBS Act.   Purchaser is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. Purchaser constitutes an “emerging growth company” within the meaning of the JOBS Act.
Section 5.07   Absence of Changes.   Since the date of the most recent balance sheet in the Purchaser SEC Filings until the date hereof, there has not been any Purchaser Material Adverse Effect that has arisen and is continuing.
Section 5.08   No Undisclosed Liabilities.   Purchaser has no Liabilities or Indebtedness, except (i) Liabilities or Indebtedness specifically reserved for in the financial statements set forth in Purchasers SEC Filings or disclosed in the notes thereto, (ii) Liabilities or Indebtedness that were incurred after the date of the most recent balance sheet included in Purchaser’s SEC Filings in the Ordinary Course of Business, (iii) Liabilities or Indebtedness specifically disclosed in Section 5.08 of the Purchaser Disclosure Letter, or (iv) Liabilities or Indebtedness incurred or arising under or in connection with the Transactions, including expenses related thereto.
Section 5.09   Tax Matters.
(a)   Purchaser has timely filed or caused to be timely filed (taking into account applicable extensions) with the appropriate taxing authorities all material Tax Returns that are required to be filed by Purchaser, and all such Tax Returns are true, correct and complete in all material respects. All material Taxes due and payable by Purchaser (whether or not shown on any such Tax Return) have been duly and timely paid, other than Taxes being contested in good faith for which adequate reserves have been established in accordance with GAAP. Purchaser has properly deducted, withheld and collected and timely remitted to the appropriate taxing authorities all Taxes required to be deducted, withheld or collected in respect of any amounts paid or owing to, or received or owing from, any employee, creditor or other third party.
(b)   There are no audits, disputes, investigations, claims, inquiries, examinations or other proceedings (whether civil, criminal, judicial, or administrative) with respect to any Tax Return or Taxes of Purchaser pending, in progress, or threatened in writing.
(c)   Purchaser has not waived or extended any statute of limitations in respect of material Taxes, or agreed to any extension of time with respect to an assessment or deficiency relating to Income Taxes or other material Taxes, for any taxable period with respect to which the statute of limitations has not expired (after giving effect to any extension or waiver), nor is any written request for any such extension or waiver from any taxing authority outstanding.
(d)   Purchaser has not distributed shares or stock of another Person, or has had its shares or stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or 361 of the Code.
(e)   There are no material Liens for Taxes upon any of the Closing Consideration or any asset of Purchaser other than Liens for Taxes that are not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and in each case that are sufficiently reserved for on Purchaser’s financial statements in accordance with GAAP.
Section 5.10   Capitalization.
(a)   As of the date of this Agreement, (i) the authorized share capital of Purchaser consists of (x) 500,000,000 Purchaser Ordinary Shares, par value $0.0001 (of which 20,000,000 shares are issued and outstanding, and all of which are validly issued, fully paid and non-assessable), (y) 50,000,000 Class B ordinary share, par value $0.0001 (of which 5,000,000 shares are issued and outstanding, and all of which are validly issued, fully paid and non-assessable), and (z) 5,000,000 preferred shares, par value $0.0001 (of which none are issued or outstanding), and (ii) 16,000,000 Purchaser Ordinary Shares are issuable in respect of Public Warrants and Sponsor Warrants. No Purchaser Ordinary Shares are held in the treasury of Purchaser. Except for the Offer and the Transactions and except for the Sponsor Warrants and the Public Warrants noted above, there are no options, warrants or other rights, agreements, arrangements or commitments of any character relating to the issued or unissued share capital of Purchaser or obligating Purchaser to issue or sell any share capital of, or other equity interests in, Purchaser. All Purchaser Ordinary Shares subject to issuance, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. The Purchaser Ordinary Shares comprising the Closing IWM Share Consideration and the Closing Highlander Share Consideration have been duly and validly authorized and, when issued to the Sellers pursuant to this Agreement shall be validly issued, fully paid and non-assessable. The Purchaser Ordinary Shares to be issued pursuant to the PIPE Investment have been duly and validly authorized and, when issued to the PIPE Investors pursuant to the Subscription Agreements shall be validly issued, fully paid and non-assessable. There are no outstanding contractual obligations of Purchaser to repurchase, redeem or otherwise acquire any Purchaser Ordinary Shares (except for the Offer). Purchaser does not own any equity securities in any other Person or have any right, option, warrant, conversion right, stock appreciation right, redemption right, repurchase right, agreement, arrangement or commitment of any character under which a Person is or may become obligated to issue or sell, or give any right to subscribe for or acquire, or in any way dispose of, any equity securities, or any securities or obligations exercisable or exchangeable for or convertible into equity securities of such Person. There are no outstanding contractual obligations of Purchaser to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any Person. To Purchaser’s Knowledge, except for the Sponsor Support Agreement and as set forth on Section 5.10(a) of the Purchaser Disclosure Letter, there are no outstanding proxies, voting agreements or other agreements or arrangements relating to any equity securities of Purchaser. There are no outstanding securities of Purchaser or Indebtedness having the right to vote on any matters on which the holders of equity securities of Purchaser may vote or which are convertible into or exchangeable for, at any time, equity securities of Purchaser.
(b)   Except for the Public Warrants, the Sponsor Warrants and the Subscription Agreements, there are no outstanding options, warrants, rights, convertible or exchangeable securities, “phantom” share rights, share appreciation rights, share-based performance units, commitments or Contracts of any kind to which Purchaser is a party or by which any of them is bound obligating Purchaser to issue or sell, or cause to be issued or sold, additional Purchaser Ordinary Shares or any other share capital or membership interests other interest or participation in, or any security convertible or exercisable for or exchangeable into Purchaser Ordinary Shares or any other shares or membership interests or other interest or participation in Purchaser.
Section 5.11   Litigation.   Except as set forth on Section 5.11 of the Purchaser Disclosure Letter, since the inception of Purchaser there have been no, and there currently are no actions, suits or Proceedings, pending or, to the Purchaser’s Knowledge, threatened against Purchaser that, if adversely decided or resolved, have had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, at law or in equity, before or by any other Governmental Authority.
Section 5.12   Compliance with Laws.
(a)   Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, Purchaser is, and since its inception has been, in material compliance with all applicable Laws and regulations of any Governmental Authority. Since Purchaser’s inception, Purchaser has not received any written notice from a Governmental Authority of any action or Proceeding against any of them alleging any material failure to comply with any applicable Law or regulation.
(b)   Except as has not and would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, since its inception, (i) Purchaser has not violated any Law relating to anti-bribery or anticorruption, including the U.S. Foreign Corrupt Practices Act of 1977, as amended and as in effect at the time of such action (all such Laws, “Anticorruption Laws”), (ii) no director, officer, or employee, or, to the Purchaser’s Knowledge, representative, consultant or other Person acting for on behalf of Purchaser has violated any Anticorruption Law, or (iii) has been the subject of any investigation, inquiry, or enforcement proceeding by any court, governmental, administrative or regulatory body, or any customer regarding any violation or alleged violation of any Anticorruption Law, and no such investigation, inquiry or proceeding is pending or, to the Purchaser’s Knowledge, threatened. Purchaser has adopted and maintains commercially reasonable policies, procedures and controls to comply with all applicable Anticorruption Laws in all material respects, including policies and procedures relating to prevention of bribery, accounting for financial transactions, due diligence on third parties and training of personnel.
(c)   Since Purchaser’s inception, neither Purchaser, nor any director, officer or managing employee of Purchaser has been a Sanctioned Person.
Section 5.13   Permits.   Except as set forth on Section 5.13 of the Purchaser Disclosure Letter, and as would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect, Purchaser holds all Permits that are required by any Governmental Authority to conduct the business as now conducted and all such Permits are valid and in full force and effect. Purchaser has not received any written notice from any Governmental Authority or any other Person regarding (A) any actual or alleged violation of or failure to comply with any term or requirement of any Permit, or (B) any actual or proposed revocation, withdrawal, suspension, cancellation, termination of, or modification to any Permit, except in each case where such occurrence would not be material to the business.
Section 5.14   SEC Filings and Financial Statements.
(a)   Purchaser has timely filed all forms, reports, schedules, statements and other documents, including any exhibits thereto, required to be filed or furnished by Purchaser with the SEC under the Exchange Act or the Securities Act since Purchaser’s incorporation to the date of this Agreement, together with any amendments, restatements or supplements thereto (all of the foregoing filed prior to the date of this Agreement, the “Purchaser SEC Reports”), and will have timely filed all such forms, reports, schedules, statements and other documents required to be filed subsequent to the date of this Agreement through the Closing Date (the “Additional Purchaser SEC Reports”). All Purchaser SEC Reports, Additional Purchaser SEC Reports, any correspondence from or to the SEC or NYSE (other than such correspondence in connection with the initial public offering of Purchaser) and all certifications and statements required by: (i) Rule 13a-14 or 15d-14 under the Exchange Act; or (ii) 18 U.S.C. § 1350 (Section 906) of the Sarbanes-Oxley Act with respect to any of the foregoing (collectively, the “Certifications”) are available on the SEC’s Electronic Data-Gathering, Analysis and Retrieval system (EDGAR) in full without redaction. Purchaser has heretofore furnished to the Company true and correct copies of all amendments and modifications that have not been filed by Purchaser with the SEC to all agreements, documents and other instruments that previously had been filed by Purchaser with the SEC and are currently in effect. The Purchaser SEC Reports were, and the Additional Purchaser SEC Reports will be, prepared in all material respects in accordance with the requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations thereunder. The Purchaser SEC Reports did not, and the Additional Purchaser SEC Reports will not, at the time they were or are filed, as the case may be, with the SEC contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Certifications are each true and correct. Purchaser maintains disclosure controls and procedures required by Rule 13a-15(e) or 15d-15(e) under the Exchange Act.

Each director and executive officer of Purchaser has filed with the SEC on a timely basis all statements required with respect to Purchaser by Section 16(a) of the Exchange Act and the rules and regulations thereunder.
(b)   The financial statements and notes contained or incorporated by reference in the Purchaser SEC Reports fairly present, and the financial statements and notes to be contained in or to be incorporated by reference in the Additional Purchaser SEC Reports will fairly present, the financial condition and the results of operations, changes in shareholders’ equity and cash flows of Purchaser as at the respective dates of, and for the periods referred to, in such financial statements, all in accordance with: (i) GAAP; and (ii) Regulation S-X or Regulation S-K, as applicable, subject, in the case of interim financial statements, to normal recurring year-end adjustments (the effect of which will not, individually or in the aggregate, be material) and the omission of notes to the extent permitted by Regulation S-X or Regulation S-K, as applicable. Purchaser has no off-balance sheet arrangements that are not disclosed in the Purchaser SEC Reports. No financial statements other than those of Purchaser are required by GAAP to be included in the consolidated financial statements of Purchaser.
(c)   It is understood and agreed that any actions or inactions taken by Purchaser in connection with the accounting treatment of Purchaser’s issued and outstanding warrants, or any deficiencies in disclosure (including with respect to accounting and disclosure controls) arising from the treatment of such warrants as equity rather than liabilities in Purchaser’s financial statements shall not be a breach of the requirements of this Section 5.14. Purchaser maintains internal accounting controls sufficient to provide reasonable assurances that, in all material respects: (i) transactions are executed with management’s general or specific authorizations as necessary; (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP; and (iii) to the extent applicable, material information relating to Purchaser is promptly made known to the officers responsible for establishing and maintaining the system of internal control over financial reporting. Since the IPO, Purchaser has not identified nor has Purchaser been advised by its auditors of any fraud or allegation of fraud, whether or not material, that involves management or other employees who have a role in Purchaser’s internal controls over financial reporting.
(d)   Except as not required in reliance on exemptions from various reporting requirements by virtue of Purchaser’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the Jumpstart our Business Startups Act of 2012 (“JOBS Act”), Purchaser has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to reasonably ensure that material information relating to Purchaser, including its consolidated Subsidiaries, if any, is made known to Purchaser’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared. Such disclosure controls and procedures are effective in timely alerting Purchaser’s principal executive officer and its principal financial officer to material information required to be included in Purchaser’s periodic reports required under the Exchange Act. Since December 31, 2020, Purchaser has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of Purchaser’s financial reporting and the preparation of Purchaser’s financial statements for external purposes in accordance with GAAP.
Section 5.15   PIPE Investment Amount.   Purchaser has delivered to the Company accurate and complete copies of each of the Subscription Agreements, including all exhibits, schedules and annexes to such Subscription Agreements, entered into by Purchaser with the applicable investors named therein (collectively, the “PIPE Investors”), pursuant to which the PIPE Investors have committed to provide equity financing to Purchaser in the aggregate amount of $400,000,000 (the “PIPE Investment Amount”). The Subscription Agreements are in full force and effect and have not been withdrawn or terminated, or otherwise amended or modified, in any respect, and, to Purchaser’s Knowledge, no withdrawal, termination, amendment or modification is contemplated by any party thereto. Each Subscription Agreement is a legal, valid and binding obligation of Purchaser and, to Purchaser’s Knowledge, each PIPE Investor, and enforceable in accordance with their terms except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies. Neither the execution nor delivery by Purchaser, or, to Purchaser’s Knowledge, any other party thereto, of, nor the performance of Purchaser’s, or, to Purchaser’s Knowledge, any other party’s obligations under, such Subscription Agreement violates any applicable Laws. There are no other agreements, side letters, or arrangements between Purchaser and any PIPE Investor relating to any Subscription Agreement, and, as of the date hereof, Purchaser does not know of any facts or circumstances that would reasonably be expected to result in any of the conditions set forth in any Subscription Agreement not being satisfied, or the PIPE Investment Amount not being available to Purchaser, on the Closing Date. No event has occurred that, with or without notice, lapse of time or both, would constitute a material default or breach on the part of Purchaser, or to Purchaser’s Knowledge, on the part of any PIPE Investor, under any term or condition of any Subscription Agreement and, as of the date hereof, Purchaser has no reason to believe that it or each PIPE Investor will be unable to satisfy on a timely basis any term or condition of closing to be satisfied by it contained in any Subscription Agreement. The Subscription Agreements contain all of the conditions precedent (other than the conditions contained in this Agreement or the Ancillary Agreements) to the obligations of the PIPE Investors to contribute to Purchaser the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreements on the terms therein. No fees, consideration or other discounts are payable or have been agreed by Purchaser or any of its Subsidiaries (including, from and after the Closing, the Target Companies) to any PIPE Investor in respect of its PIPE Investment, and there are no contingencies that would permit a PIPE Investor to reduce the total amount of the PIPE Investment, except as set forth in the Subscription Agreements.
Section 5.16   Material Contracts.   Purchaser has filed as an exhibit to the Purchaser SEC Filings every “material contract” as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) (other than this Agreement and any Ancillary Agreement) to which, as of the date of this Agreement, Purchaser is a party or by which any of its respective assets are bound. Neither Purchaser nor, to the Purchaser’s Knowledge, any other party thereto is in breach of, violation of or default under any such Contract, except as would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. No event has occurred that with notice or lapse of time or both would constitute a material breach of, violation of or default under, any such Contract by Purchaser, or, to the Purchaser’s Knowledge, any counterparty, except as would not reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect. All such Contracts are valid and in full force and effect and constitute legal, valid and binding obligations of Purchaser and, to Purchaser’s Knowledge, each counterparty, and are enforceable against Purchaser and, to Purchaser’s Knowledge, the counterparty thereto in accordance with their respective terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
Section 5.17   Purchaser Affiliated Transactions.   Except as set forth on Section 5.17 of the Purchaser Disclosure Letter, none of Purchaser, any equityholder, partner, member, officer, director, employee or any Affiliate of Purchaser or any individual in the immediate family of any of the foregoing, is a party to any arrangement, agreement, Contract, commitment or transaction with or owes any money to Purchaser or has any interest in any material property, asset or right, tangible or intangible, used by Purchaser, or has any material interest in a Person party to any arrangement, agreement, Contract, commitment or transaction with Purchaser.
Section 5.18   Brokerage.   Other than fees or commissions for which Purchaser will be solely responsible, there are no claims for, and Purchaser and its Subsidiaries have no liability or obligation to pay, brokerage commissions, finders’ fees or similar compensation in connection with the transactions contemplated by this Agreement or the Ancillary Agreements based on any arrangement or agreement made by or on behalf of Purchaser or any of its Subsidiaries for which Purchaser or any of its Subsidiaries is or may be liable.
Section 5.19   Business Activities.
(a)   Since inception, Purchaser has not conducted any business activities other than activities related to Purchaser’s initial public offering or directed toward the accomplishment of a “business combination”, as such term is defined in Purchaser’s Organizational Documents (a “Business Combination”). Except as set forth in Purchaser’s Organizational Documents or as otherwise contemplated by this Agreement or the Ancillary Agreements and the transactions contemplated hereby and thereby, there is no agreement, commitment, or Governmental Order binding upon Purchaser or to which Purchaser is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Purchaser or any acquisition of property by Purchaser or the conduct of business by Purchaser as currently conducted or as contemplated to be conducted as of the Closing, other than such effects, individually or in the aggregate, which have not been and would not reasonably be expected to be material to Purchaser.
(b)   Except for the transactions contemplated by this Agreement and the Ancillary Agreements, Purchaser does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby, Purchaser has no material interests, rights, obligations or liabilities with respect to, and is not party to, bound by or has its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination.
(c)   As of the date hereof and except for this Agreement, the Ancillary Agreements and the other documents and transactions contemplated hereby and thereby (including with respect to expenses and fees incurred in connection herewith and therewith), Purchaser is not party to any Contract with any other Person that would require payments by Purchaser after the date hereof in excess of $500,000 in the aggregate with respect to any individual Contract, other than working capital loans. As of the date hereof, there are no amounts outstanding under any working capital loans or any Indebtedness of Purchaser or its Subsidiaries owed to its Affiliates or shareholders.
Section 5.20   Stock Market Quotation.   The Public Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “OPA”. The Public Warrants are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the NYSE under the symbol “OPA WS”. Since the IPO, Purchaser has been, and is, in compliance with the corporate governance rules of the NYSE and there is no action or proceeding pending or, to Purchaser’s Knowledge, threatened against Purchaser by the NYSE or the SEC with respect to any intention by such entity to deregister the Public Shares or the Public Warrants or terminate the listing of the Public Shares or the Public Warrants on the NYSE. None of Purchaser or its Affiliates has taken any action in an attempt to terminate the registration of the Public Shares or the Public Warrants under the Exchange Act except as contemplated by this Agreement.
Section 5.21   Proxy Statement.   None of the information supplied or to be supplied by Purchaser for inclusion or incorporation by reference in the Proxy Statement will, at the date mailed to shareholders of Purchaser or at the time of the Purchaser Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, and the Proxy Statement and any amendment or supplement thereto shall comply in all material respects with applicable securities Laws, including the Securities Act and the Exchange Act; provided, however, no representation or warranty is made as to the accounting treatment of Purchaser’s issued and outstanding warrants, or as to any deficiencies in disclosure (including with respect to accounting and disclosure controls) arising from the treatment of such warrants as equity rather than liabilities in Purchaser’s financial statements. Notwithstanding the foregoing, Purchaser makes no representation, warranty or covenant with respect to: (a) statements made or incorporated by reference therein based on information supplied by the Company or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement; or (b) any projections or forecasts included in the Proxy Statement.
Section 5.22   No Other Representations and Warranties.   PURCHASER HEREBY ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY PROVIDED IN ARTICLE III AND ARTICLE IV, NONE OF THE COMPANY, ANY SELLER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, TO PURCHASER, ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON, WITH RESPECT TO THE SELLERS (OR ANY HOLDER OF DERIVATIVE SECURITIES OF

THE COMPANY), ANY OF THE TARGET COMPANIES OR ANY OF THE DIRECTORS, OFFICERS, EMPLOYEES, BUSINESSES, ASSETS OR PROPERTIES OF THE FOREGOING, OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, FUTURE RESULTS, PROPOSED BUSINESSES OR FUTURE PLANS. WITHOUT LIMITING THE FOREGOING AND NOTWITHSTANDING ANYTHING TO THE CONTRARY: (A) NONE OF THE COMPANY, ANY SELLER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES OR ANY OF THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES SHALL BE DEEMED TO MAKE TO PURCHASER OR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON ANY REPRESENTATION OR WARRANTY OTHER THAN AS EXPRESSLY MADE BY THE COMPANY, THE SELLER OR THE SHAREHOLDERS’ REPRESENTATIVE TO PURCHASER IN ARTICLE III AND ARTICLE IV, AS APPLICABLE; AND (B) NONE OF THE COMPANY, ANY SELLER NOR ANY OF THEIR RESPECTIVE SUBSIDIARIES, NOR THEIR RESPECTIVE AFFILIATES OR REPRESENTATIVES, HAS MADE, IS MAKING, OR SHALL BE DEEMED TO MAKE TO PURCHASER OR ITS AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO: (1) THE DUE DILIGENCE INFORMATION DISTRIBUTED OR MADE AVAILABLE TO PURCHASER OR ITS REPRESENTATIVES BY OR ON BEHALF OF THE COMPANY OR ANY SELLER IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS; (2) ANY MANAGEMENT PRESENTATION, CONFIDENTIAL INFORMATION MEMORANDUM OR SIMILAR DOCUMENT; OR (3) ANY FINANCIAL PROJECTION, FORECAST, ESTIMATE, BUDGET OR SIMILAR ITEM RELATING TO THE COMPANY, ANY SELLER OR ANY OF THEIR RESPECTIVE SUBSIDIARIES AND/OR THE BUSINESS, ASSETS, LIABILITIES, PROPERTIES, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROJECTED OPERATIONS OF THE FOREGOING. PURCHASER HEREBY ACKNOWLEDGES THAT IT HAS NOT RELIED ON ANY PROMISE, REPRESENTATION OR WARRANTY THAT IS NOT EXPRESSLY SET FORTH IN ARTICLE III OR ARTICLE IV OF THIS AGREEMENT.
ARTICLE VI
ACTIONS PRIOR TO THE CLOSING
The respective Parties covenant and agree to take the following actions:
Section 6.01   The Target Companies’ Operations Prior to the Closing.
(a)   Between the date hereof and the Closing, except as set forth in Section 6.01(a) of the Company Disclosure Letter, as required by Law or expressly permitted by this Agreement or the Ancillary Agreements, or with the prior written approval of Purchaser (which approval shall not be unreasonably conditioned, withheld, delayed or denied), the Company and FGH shall, and shall cause each of its Subsidiaries to, (x) operate in the Ordinary Course of Business, (y) use reasonable best efforts to keep available the services of its current officers and employees, and (z) use reasonable best efforts to preserve intact its existing assets, business organization and operations, and to preserve the present rights, permits, franchises, goodwill and relationships with customers, suppliers, distributors, licensors, licensees, lessors and other key Persons with whom it has a significant relationship; provided, that, notwithstanding anything to the contrary in this Agreement, FGH, the Company or any of their respective Subsidiaries may take any action, including the establishment of any (or maintenance of any existing) policy, procedure or protocol, to the extent reasonably required in order to respond to the impact of COVID-19 or comply with any applicable COVID-19 Measures to the extent applicable to FGH, the Company or any of their respective Subsidiaries. Without limiting the generality of the foregoing, except as set forth in Section 6.01(a) of the Company Disclosure Letter, as required by Law or expressly permitted by this Agreement or the Ancillary Agreements, or with the prior written approval of Purchaser (which approval shall not be unreasonably conditioned, withheld, delayed or denied), the Company and FGH shall not, and shall cause each of its Subsidiaries to not, take any of the following actions:
(i)   amend the Organizational Documents of any of Target Company or form any Subsidiaries that are not wholly owned Subsidiaries;

(ii)   split, subdivide, combine or reclassify the Company Shares or any of the equity or equity-linked securities of Subsidiaries that are not wholly owned;
(iii)   (A) deliver, encumber, mortgage, pledge, redeem, purchase, transfer, issue, sell or otherwise dispose of any equity securities, (B) grant or enter into any options, warrants, rights, agreements or commitments with respect to the issuance of its securities, (C) permit the exercise of any Company Options or (D) amend any terms of any such equity securities or agreements;
(iv)   (A) merge, consolidate or combine with any Person; or (B) acquire or agree to acquire by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof;
(v)   make any loans, advances, or capital contributions to, or investments in, any other Person (other than among the Target Companies), except in the Ordinary Course of Business;
(vi)   make a material change in any method of financial accounting or accounting practice of the Target Companies, except as required by GAAP or applicable Law;
(vii)   sell, lease, license or otherwise dispose of any assets (whether by merger, sale of shares, sale of assets or otherwise), except in the Ordinary Course of Business or for any assets having an aggregate value of less than $500,000;
(viii)   (A) transfer, sell, assign, license, sublicense, grant other rights under, encumber, impair, abandon, fail to diligently maintain, or otherwise dispose of any right, title or interest of any Target Company in any Intellectual Property Rights, in each case, that are material to any business of the Target Companies, other than non-exclusive licenses granted by a Target Company to customers in the Ordinary Course of Business; (B) amend, waive, cancel or modify any rights in or to any Intellectual Property Rights, in each case, that are material to any business of the Target Companies; or (C) divulge, furnish to or make accessible any Trade Secrets constituting Company IP Rights to any Person that is not subject to an enforceable written agreement to maintain the confidentiality of such Trade Secrets;
(ix)   issue or incur any additional Indebtedness except for borrowings under the Target Company’s existing credit facilities or otherwise incurred in the Ordinary Course of Business;
(x)   amend or modify any agreements in respect of Indebtedness in a manner that would be adverse to the Target Company, taken as a whole;
(xi)   except as otherwise required by any Plan as in effect on the date of this Agreement and set forth on Section 3.13(a) of the Company Disclosure Letter or as otherwise required by applicable Law: (A) increase, decrease, make any changes in or grant any increase in the compensation of any current or former employee, director or independent contractor, except for any increases in the rate of base salary or wage made in the Ordinary Course of Business that does not exceed 20% individually or 10% in the aggregate; (B) grant, promise, pay, or increase any severance, incentive awards (whether or not equity or equity-based), bonus, fringe, transaction, retention, change in control, or other compensation or benefits to any current or former employee, director or independent contractor; (C) establish, adopt, enter into, amend, modify, terminate or increase the coverage or benefits under any Plan (or any plan, program, agreement or other arrangement that would be a Plan if in effect on the date hereof); (D) take any action to accelerate the vesting or payment of, or otherwise fund or secure the payment of, any compensation or benefits under any Plan or otherwise due to any of its current or former employees, directors, officers or other individual service providers; or (E) grant any equity or equity-based compensation awards;
(xii)   hire, engage, terminate (other than for cause), furlough, or temporarily layoff any employee, consultant or other individual service provider with an annual base compensation in excess of $350,000, except as a replacement for a previous employee, consultant or other individual service provider with an annual base compensation in excess of $350,000 (at comparable compensation to the individual being replaced);

(xiii)   waive or release any noncompetition, nonsolicitation, nondisclosure, noninterference, nondisparagement, or other restrictive covenant obligation of any current or former employee or independent contractor;
(xiv)   except as otherwise required by applicable Law, (A) negotiate, modify, extend, or enter into any CBA or (B) recognize or certify any labor union, labor organization, works council, employee representative or association or group of employees as the bargaining representative for any employees of any Target Company;
(xv)   implement or announce any employee layoffs, plant closings, reductions in force, furloughs, temporary layoffs, salary or wage reductions, work schedule changes or other such actions that would implicate the WARN Act;
(xvi)   (A) make, change, revoke, amend, or otherwise modify any material Tax election (including any Income Tax election), including any entity classification election pursuant to Treasury Regulations Section 301.7701-3 (or any corresponding or similar provision of state, local or non-U.S. Law) or any other action to change the classification of any Target Company for U.S. federal (and applicable state and local) income Tax purposes, (B) change any Tax accounting period or adopt, change or otherwise modify any accounting method, principles or practices with respect to Income Taxes or other material Taxes, (C) amend, refile or otherwise modify any previously filed material Tax Returns, (D) prepare or file any Tax Return inconsistent with applicable Laws and the past practices of the Target Company or in a manner that distorts taxable income, including by deferring income or accelerating deductions, (E) settle, consent to, or otherwise compromise (in whole or in part) any Tax audit, examination, investigation, or other proceeding or any Tax liability (including by entering into any closing agreement or other agreement with any tax authority), (F) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or the collection of Taxes, (G) surrender any right to claim a Tax refund, offset, or other reduction in liability, (H) participate in, initiate any discussions with respect to, or enter into any voluntary disclosure program (or similar program or agreement) with any Governmental Authority, or (I) fail to pay any material Tax that becomes due and payable (including any estimated Tax payments) (other than any Taxes that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are maintained in accordance with the Accounting Principles);
(xvii)   authorize, recommend, propose or announce an intention to adopt a plan of complete or partial liquidation, restructuring, recapitalization (or equity split or like change in capitalization), dissolution or winding-up of any Target Company;
(xviii)   make any capital expenditure (or series of related capital expenditures) in an amount exceeding $750,000 that is not provided for in, or fail to make any capital expenditure contemplated in, the agreed upon monthly capital expenditure budgets for 2021 delivered by the Shareholders’ Representative to Purchaser;
(xix)   enter into, terminate (other than automatic termination in accordance with the terms thereof) or modify or amend in any material respect any Contract that, upon entry by any Target Company thereto, constitutes, or would constitute if it had been entered into prior to the date of this Agreement, a Material Contract;
(xx)   declare or pay any dividend or distribution on, or make any payment on account of, the purchase, redemption, defeasance, retirement or other acquisition of, any of its shares, capital stock or common shares, as applicable, or make any other distribution in respect thereof, either directly or indirectly whether in cash or property (in each case, other than among the Target Companies or Tax allocation cash payment distributions made in the Ordinary Course of Business), except the Target Companies are permitted to pay unlimited dividends in cash and otherwise distribute unlimited cash to another Target Company or Sellers prior to the Closing Date in order to reduce the Company Cash so long as such payments do not render such entity unable to satisfy the statutory solvency test under the BVI Business Companies Act or other applicable Law;

(xxi)   (i) accelerate the collection (or discount) of accounts receivables, (ii) intentionally delay or postpone the payment of trade accounts payable or enter into any agreement or negotiation with any party to extend the payment date of any trade accounts payable, or (iii) make any material changes with respect to policies and procedures relating to the establishment of reserves for uncollectable accounts, accrual of accounts receivable, prepayment of expenses, payment of trade accounts payable, accrual of other expenses and deferral of revenue, in each case outside of the Ordinary Course of Business;
(xxii)   amend, modify, extend, renew or terminate any Lease or enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property; or
(xxiii)   agree to do any of the foregoing, or take any action or omit to take any action which action or omission, respectively, would result in any of the foregoing.
Section 6.02   Operations of Purchaser Prior to the Closing.   Between the date hereof and the Closing, except as set forth in Section 6.02(a) of the Purchaser Disclosure Letter, as required by Law (including COVID-19 Measures) or expressly permitted by this Agreement or the Ancillary Agreements, or with the prior written approval of Shareholders’ Representative (which approval shall not be unreasonably conditioned, withheld, delayed or denied), Purchaser shall not, and shall cause each of its Subsidiaries to not, take any of the following actions:
(a)   seek any approval from Purchaser’s shareholders to, or otherwise, make any change, amendment or modification to any of the Organizational Documents of Purchaser or form any Subsidiary, except as contemplated by the Purchaser Shareholder Proposals;
(b)   seek any approval from Purchaser’s shareholders to, or otherwise, make any change, amendment or modification to the Trust Agreement, except as contemplated by the Purchaser Shareholder Proposals;
(c)   (A) make, change, revoke, amend, or otherwise modify any material Tax election, including any entity classification election pursuant to Treasury Regulations Section 301.7701-3 (or any corresponding or similar provision of state, local or non-U.S. Law) or any other action to change the classification of Purchaser for U.S. federal (and applicable state and local) income Tax purposes, (B) prepare or file any Tax Return inconsistent with applicable Laws and the past practices of the Purchaser or in a manner that distorts taxable income, including by deferring income or accelerating deductions, (C) settle, consent to, or otherwise compromise (in whole or in part) any Tax audit, examination, investigation, or other proceeding or any Tax liability (including by entering into any closing agreement or other agreement with any tax authority), (D) consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or the collection of Taxes, (E) surrender any right to claim a Tax refund, offset, or other reduction in liability, or (F) participate in, initiate any discussions with respect to, or enter into any voluntary disclosure program (or similar program or agreement) with any Governmental Authority;
(d)   authorize, recommend, propose or announce an intention to adopt, or otherwise effect, a liquidation, dissolution, reorganization or other wind up of the business or operations of Purchaser;
(e)   (i) make or declare any dividend or distribution to the shareholders of Purchaser or make any other distributions in respect of any of Purchaser’s or any of its Subsidiary’s capital stock, share capital or equity interests, (ii) split, combine, reclassify or otherwise amend any terms of any shares or series of Purchaser’ s or any of its Subsidiary’s share capital or equity interests or (iii) purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital, outstanding shares of capital stock, share capital or membership interests, warrants or other equity interests of Purchaser or any of its Subsidiaries, other than a redemption of Public Shares (prior to the Closing Time) made as part of the Offer;
(f)   other than as expressly required by the Sponsor Support Agreement, enter into, renew or amend in any material respect, any transaction or Contract with an Affiliate of Purchaser or any of its Subsidiaries (including, for the avoidance of doubt, (x) Sponsor and (y) any Person in which Sponsor has a direct or indirect legal, contractual or beneficial ownership interest of 5% or greater);

(g)   incur or assume any Indebtedness or guarantee any Indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Purchaser or any of its Subsidiaries or guaranty any debt securities of another Person, other than any Indebtedness for (i) working capital loans (provided that the terms and conditions of such loans (including the form of consideration for repayment of such loans), and any documentation with respect to such loans, shall be subject to the approval of the Shareholders’ Representative), (ii) borrowed money or guarantees incurred in the ordinary course of business necessary to finance its ordinary course administrative costs and expenses and (iii) transaction expenses incurred in connection with the transactions contemplated by this Agreement or Ancillary Agreements;
(h)   incur, guarantee or otherwise become liable for (whether directly, contingently or otherwise) any material liabilities, debts or obligations, other than Indebtedness permitted to be incurred under Section 6.02(g) and other fees and expenses for professional services incurred in connection with the Transactions;
(i)   (i) issue any Purchaser Ordinary Shares, capital stock or securities exercisable for or convertible into Purchaser Ordinary Shares or capital stock, other than the issuance of Purchaser Ordinary Shares pursuant to this Agreement and the Subscription Agreements or the Public Warrants or the Sponsor Warrants, (ii) grant any options, warrants or other equity-based awards with respect to Purchaser Ordinary Shares not outstanding on the date hereof or (iii) amend, modify or waive any of the material terms or rights set forth in any Public Warrant or Sponsor Warrant, including any amendment, modification or reduction of the warrant price set forth therein;
(j)   change an annual accounting period for GAAP or adopt or change any material accounting method used by it for GAAP or adopt any material accounting method unless required by GAAP;
(k)   acquire any ownership interest in any real property;
(l)   acquire by merger or consolidation with, or merge or consolidate with, or purchase substantially all or a material portion of the assets of, any corporation, partnership, association, joint venture or other business organization or division thereof;
(m)   except as reasonably necessary to consummate the Transactions, enter into, renew, modify or revise in any material respect, any material Contract;
(n)   engage in any activities or business, other than activities or business (i) in connection with or incident or related to Purchaser’s incorporation or continuing corporate (or similar) existence, (ii) contemplated by, or incident or related to, this Agreement, any Ancillary Document, the performance of covenants or agreements hereunder or thereunder or the consummation of the Transactions or (iii) those that are administrative or ministerial;
(o)   waive, release, compromise, settle or satisfy any pending or threatened material claim or Action or compromise or settle any Liability that would require monetary payment or impose nonmonetary obligations on Purchaser or any of its Affiliates (or FGH, the Company or any Target Company after the Closing); or
(p)   agree to do any of the foregoing, or take any action or omit to take any action, which action or omission, respectively, would result in any of the foregoing.
Section 6.03   Access; Notification of Certain Matters.
(a)   Between the date hereof and the Closing, the officers, employees and authorized Representatives of Purchaser (at Purchaser’s expense) shall have reasonable access during normal business hours upon providing written notice to the Company no later than two (2) Business Days prior to the date of such desired access, to the offices, properties, assets, premises, books and records of the Target Companies (including audit books) in order for Purchaser to have the opportunity to make such investigation as it will reasonably desire in connection with the consummation of the Transactions; provided, however, that in exercising such access rights, Purchaser and Purchaser’s Representatives will not be permitted to interfere unreasonably with the operations of the Target Companies. Notwithstanding anything contained herein to the contrary, no such access or examination may be permitted to the extent that it would require any Target Company to disclose information subject to attorney-client privilege or attorney work-product privilege, conflict with any third-party confidentiality obligations to which any Target Company is bound, or violate any applicable Law.
(b)   Between the date hereof and the Closing, the officers, employees and authorized Representatives of Shareholder’s Representative (at Shareholder Representative’s expense) shall have reasonable access during normal business hours upon providing written notice to Purchaser no later than two (2) Business Days prior to the date of such desired access, to the offices, properties, assets, premises, books and records of Purchaser (including audit books) in order for the Shareholders’ Representative to have the opportunity to make such investigation as it will reasonably desire in connection with the consummation of the Transactions; provided, however, that in exercising such access rights, the Shareholders’ Representative and Representatives of the Shareholders’ Representative will not be permitted to interfere unreasonably with the operations of Purchaser. Notwithstanding anything contained herein to the contrary, no such access or examination may be permitted to the extent that it would require Purchaser to disclose information subject to attorney-client privilege or attorney work-product privilege, conflict with any third-party confidentiality obligations to which Purchaser or its Subsidiaries is bound, or violate any applicable Law.
(c)   Between the date hereof and the Closing, the Company, FGH and the Shareholders’ Representative shall disclose to Purchaser in writing any development, fact or circumstance arising before or after the date hereof, that would reasonably be expected to result in the failure of the conditions set forth in Section 7.01 and Section 7.03 to be satisfied.
(d)   Between the date hereof and the Closing, Purchaser shall disclose to the Company, FGH and the Shareholders’ Representative, in writing any development, fact or circumstance arising before or after the date hereof, that would reasonably be expected to result in the failure of the conditions set forth in Section 7.02 and Section 7.03 to be satisfied.
Section 6.04   Confidentiality; Public Announcements.
(a)   Purchaser and the Company acknowledge that they are parties to the Confidentiality Agreement, the terms of which are incorporated herein by reference and which shall apply to Section 6.03. At Closing, the Confidentiality Agreement shall be automatically terminated in its entirety; provided, however, that if for any reason this Agreement is terminated prior to the Closing, the Confidentiality Agreement shall nonetheless continue in full force and effect in accordance with its terms.
(b)   The Parties have agreed to the text of a press release announcing the execution of this Agreement. Except as may be required to comply with the requirements of any applicable Law or the rules and regulations of any stock exchange or national market system upon which the securities of Purchaser are listed, including the filing of any Current Report on Form 8-K or other appropriate filings with the SEC, no Party will issue any press release or other public announcement relating to the subject matter of this Agreement or the Transactions without the prior written consent of the Shareholders’ Representative, in the case of Purchaser, or Purchaser, in the case of the Company. To the extent a Party is required by Law to issue a press release or other public announcement relating to the subject matter of this Agreement or the Transactions (i) prior to the Closing, the disclosing Party and its Representatives shall use commercially reasonable efforts to consult with the Shareholders’ Representative, if the disclosing party is Purchaser, or Purchaser, if the disclosing party is a Seller or a Target Company, to review such announcement or communication and the opportunity to comment thereon and the disclosing Party shall consider such comments in good faith, or (B) after the Closing, the disclosing Party and its Representatives shall use commercially reasonable efforts to consult with the Shareholders’ Representative, if the disclosing Party is Purchaser or a Target Company, and Purchaser, if the disclosing Party is a Seller. Notwithstanding the foregoing, without such prior written consent, Purchaser shall be permitted to issue a press release or other public announcement containing information relating to this Agreement or the Transactions that is substantially consistent with information included in a press release or other public announcement previously approved pursuant to the preceding sentence.

Section 6.05   Reasonable Best Efforts.
(a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the Parties agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Share Sale and the other Transactions, including using reasonable best efforts to accomplish the following: (i) the taking of all commercially reasonable acts necessary to cause the conditions precedent set forth in Article VII to be satisfied; (ii) the obtaining of all necessary actions, waivers, consents, approvals, orders and authorizations from Governmental Authorities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Authorities, if any) and the taking of all commercially reasonable steps as may be necessary to avoid any Proceeding; (iii) the delivery of all notices to, and the obtaining of all consents, approvals or waivers from, third parties required as a result of the Transactions; and (iv) the execution or delivery of any additional instruments reasonably necessary to consummate, and to fully carry out the purposes of, the Transactions.
(b)   Without limiting the generality of the foregoing, neither Purchaser nor the Company shall, and each shall cause its Affiliates not to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any Person or portion thereof, or otherwise acquire or agree to acquire any assets, if the entering into of a definitive agreement relating to or the consummation of such acquisition, merger or consolidation would reasonably be expected to (i) impose a material delay in the obtaining of, or increase the risk of not obtaining, any consent, approval, authorization, declaration, waiver, license, franchise, permit, certificate or order of any Governmental Authority necessary to consummate the transactions contemplated hereby or the expiration or termination of any applicable waiting period, (ii) increase the risk of any Governmental Authority entering an order prohibiting the consummation of the transactions contemplated hereby or (iii) delay the consummation of the transactions contemplated hereby.
Section 6.06   Regulatory Filings.   As promptly as reasonably practicable after the date hereof, with respect to the Transactions, the Parties shall make, or cause to be made, the filings required (if any) of each of them or any of their respective Subsidiaries or Affiliates under the HSR Act with respect to the Transactions. The Parties shall make, or cause to be made, as promptly as practicable, all filings necessary to obtain all Regulatory Approvals other than the HSR Approval. The Parties shall use their reasonable best efforts to: (a) respond to any requests for additional information made by any Governmental Authority; (b) provide the other party with a reasonable opportunity to review and comment on any filing, submission, response to an information request or other (verbal or written) communication to be submitted or made to any Governmental Authority and such receiving party shall consider any such received comments in good faith; (c) keep each other apprised of the status of matters relating to any Regulatory Approval contemplated by this Agreement or any Ancillary Agreement; (d) advise the other Party (and, where applicable, provide a copy) of any written or verbal communications that it receives from any Governmental Authority in respect of such filings (including in respect of any supplementary filings or submissions) and otherwise in connection with satisfying the Regulatory Approvals; (e) provide the other party with a reasonable opportunity to participate in any meetings with any Governmental Authority (subject to any opposition by a Governmental Authority to a particular party’s participation in such meeting) and participate in, or review, any material communication before it is made to any Governmental Authority; and (f) consult and cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of either Party in connection with judicial proceedings under or relating to Regulatory Approval. Notwithstanding the foregoing, each Party has the right to redact or otherwise exclude the other Party from receiving any confidential competitively sensitive information required to be shared under this Section 6.06; provided that such other Party’s external counsel shall be entitled to receive such confidential competitively sensitive information on an external counsel only basis. The Parties shall: (i) not agree to an extension of any waiting period or review being undertaken by a Governmental Authority without the other Party’s prior written consent; and (ii) use commercially reasonable efforts to cause any applicable waiting periods to terminate or expire at the earliest possible date. The filing fee for the HSR Act and for any other Regulatory Approval for the consummation of the Transactions shall be paid 100% by Purchaser.

Section 6.07   Proxy Statement.
(a)   As promptly as reasonably practicable after the date of this Agreement, Purchaser will prepare and file with the SEC a proxy statement containing the information specified in Schedule 14A of the Exchange Act with respect to the Transactions and, to the extent required, the Designated Directors (the “Proxy Statement”) in preliminary form. Purchaser shall as promptly as reasonably practicable notify the Company of the receipt of any oral or written comments from the SEC relating to the Proxy Statement and any request by the SEC for any amendment to the Proxy Statement or for additional information. Purchaser shall use reasonable best efforts to cooperate and provide the Shareholders’ Representative with a reasonable opportunity to review and comment on the Proxy Statement (including each amendment or supplement thereto) and all responses to requests for additional information by and replies to comments of the SEC and give due consideration to all comments reasonably proposed by the Shareholders’ Representative in respect of such documents and responses prior to filing such with or sending such to the SEC, and the Parties will provide each other with copies of all such filings made and correspondence with the SEC. Except in the case of a Change in Recommendation pursuant to Section 6.07(d), the Purchaser Board Recommendation shall be included in the Proxy Statement. Purchaser will use its reasonable best efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement. Purchaser will cause the Proxy Statement to be transmitted to the Purchaser Shareholders as promptly as reasonably practicable.
(b)   The Company acknowledges that a substantial portion of the Proxy Statement shall include disclosure regarding the Target Companies. Accordingly, the Company will, as promptly as reasonably practicable after the date of this Agreement, use its reasonable best efforts to provide Purchaser with all information concerning the operations and business of the Target Companies and their respective management and operations and financial condition, in each case, required or reasonably requested by Purchaser to be included in the Proxy Statement, including (i) the required financial statements of the Target Companies prepared in accordance with SEC Guidance, including the requirements of Regulation S-X and a related consent from the Company’s independent public accountants, (ii) required selected financial data of the Target Companies required by Item 301 of Regulation S-K, and (iii) required management’s discussion & analysis for the periods required under applicable SEC Guidance. Without limiting the generality of the foregoing, the Company shall use its reasonable best efforts to cooperate with Purchaser in connection with the preparation for inclusion in the Proxy Statement of pro forma financial statements that comply with SEC Guidance, including the requirements of Regulation S-X. The Company shall use reasonable best efforts to make the managers, directors, officers and employees of the Target Companies available to Purchaser and its counsel (and other Representatives engaged in connection with the preparation of the Proxy Statement) in connection with the drafting of the Proxy Statement, as reasonably requested by Purchaser, and responding in a timely manner to comments on the Proxy Statement and such other filings from the SEC.
(c)   Purchaser will take, in accordance with applicable Law, NYSE rules and the Organizational Documents of Purchaser, all action necessary to call, hold and convene an extraordinary general meeting of Purchaser (including any permitted adjournment) (the “Purchaser Special Meeting”) to consider and vote upon the Purchaser Shareholder Proposals as promptly as practicable after the filing of the Proxy Statement in definitive form with the SEC. Once the Purchaser Special Meeting to consider and vote upon the Purchaser Shareholder Proposals has been called and noticed, except as required by Law, Purchaser will not postpone or adjourn the Purchaser Special Meeting without the consent of the Shareholders’ Representative (which consent will not be unreasonably withheld, conditioned or delayed) other than (i) for the absence of a quorum, (ii) to allow reasonable additional time for the filing and mailing of any supplemental or amended disclosure that Purchaser has determined in good faith, after consultation with its outside legal advisors, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated to and reviewed by the Purchaser Shareholders prior to the Purchaser Special Meeting, or (iii) an adjournment or postponement to solicit additional proxies from the Purchaser Shareholders to the extent Purchaser has determined in good faith that such adjournment or postponement is reasonably necessary to obtain the approval of the Purchaser Shareholder Proposals, provided that, in the case of an postponement or adjournment in accordance with clause (i), (ii) or (iii), above, such postponement or adjournment (A) may be no more than the earlier of (i) ten (10) Business Days from the original date of the Purchaser Special Meeting and (ii) four

(4) Business Days prior to the Termination Date and (B) for the avoidance of doubt shall not require the consent of the Company. Subject to Section 6.07(d), following delivery of the Proxy Statement to the Purchaser Shareholders, Purchaser will use reasonable best efforts to solicit approval of the Purchaser Shareholders Proposals by the Purchaser Shareholders.
(d)   Subject to this Section 6.07(d), the Purchaser Board will recommend that the Purchaser Shareholders approve the Purchaser Shareholder Proposals (the “Purchaser Board Recommendation”). Notwithstanding the foregoing, at any time prior to obtaining approval of the Purchaser Shareholder Proposals, the Purchaser Board may fail to make, amend, change, withdraw, modify, withhold or qualify the Purchaser Board Recommendation (any such action a “Change in Recommendation”) in response to an Intervening Event if the Purchaser Board shall have concluded in good faith, after consultation with its outside legal advisors and financial advisors, that a failure to make a Change in Recommendation would be a breach of the Purchaser Board’s fiduciary obligations to the Purchaser Shareholders under applicable Law provided, that: (A) the Shareholders’ Representative shall have received written notice from Purchaser of Purchaser’s intention to make a Change in Recommendation at least five (5) Business Days prior to the taking of such action by Purchaser (the “Intervening Event Notice Period”), which notice shall specify the applicable Intervening Event in reasonable detail, (B) during such period and prior to making a Change in Recommendation, if requested by the Shareholders’ Representative, Purchaser and its representatives shall have negotiated in good faith with the Shareholders’ Representative and its Representatives regarding any revisions or adjustments proposed by the Shareholders’ Representative to the terms and conditions of this Agreement as would enable Purchaser to proceed with its Purchaser Board Recommendation and not make such Change in Recommendation and (C) Purchaser may make a Change in Recommendation only if the Board of Directors of Purchaser, after considering in good faith any revisions or adjustments to the terms and conditions of this Agreement that the Shareholders’ Representative shall have, prior to the expiration of the 5-Business Day period, proposed, continues to determine in good faith that failure to make a Change in Recommendation would be a breach of its fiduciary duties to the Purchaser Shareholders under applicable Law. An “Intervening Event” shall mean any fact, circumstance, occurrence, event, development, change or condition or combination thereof that (i) was not known or reasonably foreseeable to Purchaser or its Board of Directors as of the date of this Agreement and (ii) does not relate to any alternative transaction; provided, however, that (1) any change in the price or trading volume of Purchaser Ordinary Shares shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account); (2) in no event shall any fact, circumstance, occurrence, event, development, change or condition or combination thereof that has had or would reasonably be expected to have an adverse effect on the business or financial condition of the Target Companies constitute an Intervening Event unless such event, fact, circumstance or development constitutes a Company Material Adverse Effect; and (3) the Target Companies meeting, failing to meet or exceeding projections shall not be taken into account for purposes of determining whether an Intervening Event has occurred (provided that the underlying factors may be taken into account). Purchaser agrees that, unless the Agreement is terminated in accordance with its terms, its obligation to establish a record date for, duly call, give notice of, convene and hold the Purchaser Special Meeting for the purpose of voting on the Purchaser Shareholder Proposals in accordance with the terms of this Agreement shall not be affected by any Change in Recommendation, and Purchaser agrees to establish a record date for, duly call, give notice of, convene and hold the Purchaser Special Meeting and submit for the approval of the Purchaser Shareholders the matters contemplated by the Proxy Statement in accordance with the terms of this Agreement, regardless of whether or not there shall be any Change in Recommendation.
(e)   If at any time prior to the Closing Date, any event, circumstance or information relating to Purchaser, the Company or its Subsidiaries or any of their respective Affiliates, officers or directors or other Representatives should be discovered by Purchaser or the Shareholders’ Representative, as applicable, that in the reasonable judgment of Purchaser or the Shareholders’ Representative, as applicable, should be set forth in an amendment or supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Parties, and an appropriate amendment or supplement describing such information shall be filed as promptly as reasonably practicable with the SEC by Purchaser and disseminated to the holders of the Purchaser Ordinary Shares; provided that no information received by Purchaser pursuant to this Section 6.07(e) shall be deemed to change, supplement or amend the Company Disclosure Letter.
(f)   Subject to this Section 6.07, Purchaser shall use reasonable best efforts to complete the Offer as promptly as practicable and shall not terminate or withdraw the Offer other than in connection with the valid termination of this Agreement. Purchaser shall extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC, NYSE or the respective staff thereof that is applicable to the Offer. Nothing in this Section 6.07(f) shall (i) impose any obligation on Purchaser to extend the Offer beyond the Outside Date, or (ii) be deemed to impair, limit or otherwise restrict in any manner the right of Purchaser to terminate this Agreement in accordance its terms.
Section 6.08   Listing.   From the date of this Agreement through the Closing, Purchaser shall use all reasonable efforts that are necessary or desirable for Purchaser to remain listed as a public company on, and for Purchaser Ordinary Shares to be tradable over, the NYSE.
Section 6.09   Subscription Agreements.
(a)   Purchaser shall not permit any amendment or modification to be made to, or any waiver of any provision or remedy under, or any replacements of, the Subscription Agreements without the prior written consent of the Shareholders’ Representative (which consent shall not be unreasonably withheld, conditioned or delayed). Purchaser shall use its commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements on the terms and conditions described therein, including maintaining in effect the Subscription Agreements and using its commercially reasonable efforts to: (i) satisfy on a timely basis all conditions and covenants applicable to Purchaser in the Subscription Agreements; and (ii) in the event that all conditions in the Subscription Agreements (other than those conditions that by their nature are to be satisfied at the Closing) have been satisfied, consummate transactions contemplated by the Subscription Agreements at or prior to Closing, including by using its reasonable best efforts to enforce its rights under the Subscription Agreements to cause the PIPE Investors to pay to (or as directed by) Purchaser the applicable purchase price under each PIPE Investor’s applicable Subscription Agreement in accordance with its terms. Without limiting the generality of the foregoing, Purchaser shall give the Shareholders’ Representative prompt written notice: (A) of any requested amendment to any Subscription Agreement (together with a copy of such amendment), (B) of any breach or default by any party to any Subscription Agreement known to Purchaser (or any event or circumstance that, to Purchaser’s Knowledge, with or without notice, lapse of time or both, would give rise to any breach or default), (C) of the receipt of any written notice or other written communication from any party to any Subscription Agreement with respect to any actual, or to Purchaser’s Knowledge, potential, threatened or claimed expiration, lapse, withdrawal, breach, default, termination or repudiation by any party to any Subscription Agreement or any provisions of any Subscription Agreement or (D) if Purchaser does not expect to receive all or any portion of the applicable PIPE Investment Amount under any Subscription Agreement in accordance with its terms. The Subscription Agreements contain all of the conditions precedent to the obligations of the PIPE Investors to contribute to Purchaser the applicable portion of the PIPE Investment Amount set forth in the Subscription Agreements on the terms therein.
(b)   In the event any of the PIPE Investment Amounts set forth in the Subscription Agreements become unavailable on the terms and conditions contemplated in such Subscription Agreement, Purchaser (in consultation in good faith with the Shareholders’ Representative and with the cooperation of the Company) shall use its commercially reasonable efforts to arrange and obtain promptly any such portion from the same or alternative sources, in an amount sufficient, when added to the portion of the PIPE Investment Amount that is available, to allow Purchaser to raise the full PIPE Investment Amount (the “Alternative Financing”; it being understood that the amount of any Alternative Financing shall not exceed the PIPE Investment Amount it is replacing), and obtain a new commitment that provides for such investment; provided that, in each case, (i) the terms of the Alternative Financing must be customary and reasonable in light of then-prevailing market terms, (ii) such commitment shall solely contemplate the issuance of Purchaser Ordinary Shares and at the same number as contemplated herein, (iii) the terms and conditions of the Alternative Financing shall not be materially less favorable, taken as a whole, to Purchaser and its Subsidiaries than those in the Subscription Agreement as in effect on the date hereof, and (iv) none of Purchaser or any of its Affiliates shall agree (without the consent of the Shareholders’ Representative) to any Alternative Financing that would result in the payment of fees applicable to Purchaser or its Subsidiaries in excess of those contemplated in connection with the Subscription Agreement it is replacing. As used herein, the term “Subscription Agreements” shall be deemed to include any new commitments entered into in accordance with this Section 6.09 and the term “PIPE Investment” and “PIPE Investment Amount” shall be deemed to include any Alternative Financing obtained in accordance with this Section 6.09.
Section 6.10   FIRPTA and Withholding Certificates.   The Company shall deliver to Purchaser, prior to the Closing, a certificate from the Company, dated as of the Closing Date, certifying that (i) no withholding is required under Section 1445 of the Code, which certificate shall be in form and substance in accordance with the provisions of Treasury Regulations Section 1.1445-11T(d)(2), and (ii) no withholding is required under Section 1446(f) of the Code, which certificate shall be in form and substance in accordance with the provisions of Treasury Regulations Section 1.1446(f)-2(b)(4). On the Closing Date, the Company and each Seller shall deliver to Purchaser a properly completed and executed Internal Revenue Service Form W-8 or W-9, as applicable.
Section 6.11   No Claim Against the Purchaser Trust.   IWM, Highlander, FGH, the Company and the Shareholders’ Representative acknowledge that they have read the Prospectus and that Purchaser has established the Purchaser Trust from the proceeds of its March 2021 initial public offering (“IPO”) and from certain private placements occurring simultaneously with the IPO for the benefit of Purchaser’s holders of Public Shares (“Public Shareholders”) and certain parties (including the underwriters of the IPO) and that, except for a portion of the interest earned on the amounts held in the Purchaser Trust, Purchaser may disburse monies from the Purchaser Trust only: (a) to the Public Shareholders in the event they elect to repurchase or redeem Purchaser Ordinary Shares in connection with the consummation of Purchaser’s Business Combination; (b) to the Public Shareholders if Purchaser fails to consummate a Business Combination within twenty-four (24) months from the closing of the IPO; (c) any amounts necessary to pay any Taxes; or (d) to, or on behalf of, Purchaser after or concurrently with the consummation of a Business Combination. IWM, Highlander, FGH, the Company and the Shareholders’ Representative hereby agree that they do not now and shall not at any time hereafter have (other than their rights upon Closing) any right, title, interest or claim of any kind in or to any monies in the Purchaser Trust or distributions therefrom, or make any claim prior to Closing against the Purchaser Trust, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to hereafter as the “Claims”). IWM, Highlander, FGH, the Company and the Shareholders’ Representative hereby irrevocably waive any Claims they may have, against the Purchaser Trust (including any distributions therefrom) now or in the future as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser and will not, prior to the Closing, seek recourse against the Purchaser Trust (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement). For the avoidance of doubt, notwithstanding anything to the contrary contained herein, the waivers under this Section 6.11 will continue to apply at and after the Closing or termination of this Agreement (as applicable) to distributions made to redeeming Public Shareholders and for transaction expenses paid (including deferred IPO underwriting discount and expenses payable to Purchaser’s underwriters in connection with the IPO). IWM, Highlander, FGH, the Company and the Shareholders’ Representative agree and acknowledge that such irrevocable waiver is material to this Agreement and specifically relied upon by Purchaser to induce it to enter into this Agreement. This Section 6.11 shall not limit right of IWM, Highlander, FGH, the Company and the Shareholders’ Representative to seek specific performance against Purchaser pursuant to Section 10.13, including the right to seek specific performance against Purchaser to require Purchaser to take such actions contemplated by this Agreement subject to the satisfaction of Purchaser’s conditions to the Closing in Section 7.01 and Section 7.03, and to comply with the terms of the Purchaser Trust Agreement, including distribution of funds from the Purchaser Trust upon the Closing in accordance with the terms of this Agreement.
Section 6.12   280G.   The Company shall (i) use commercially reasonable efforts to solicit a waiver from each “disqualified individual” (within the meaning of Section 280G of the Code) that shall provide that, if the requisite shareholder approval under Section 280G(b)(5)(B) of the Code is not obtained, no payments or benefits that would separately or in the aggregate constitute “excess parachute payments” (within the meaning of Section 280G of the Code) with respect to such disqualified individual in the absence of such shareholder approval shall be payable to or retained by such disqualified individual to the extent such excess parachute payments would not be deductible by reason of the application of Section 280G of the Code or would result in the imposition of excise Taxes under Section 4999 of the Code upon such disqualified individual, and (ii) deliver to the Company’s shareholders a disclosure statement that satisfies the disclosure obligations under Section 280G(b)(5)(B) of the Code and solicit the approval of the Company’s shareholders under Section 280G(b)(5)(B). No Target Company shall make any such waived excess parachute payments that are not so approved. The Company shall provide Purchaser with a copy of the form of such waiver, such disclosure statement, and the shareholder written consent for Purchaser’s reasonable review and approval, which shall not be unreasonably withheld, conditioned or delayed, no less than three (3) days prior to delivery to each such disqualified individual and the Company’s shareholders, respectively. No later than fifteen (15) Business Days prior to the Closing Date, with respect to each “disqualified individual” of the Company, the Company shall provide to Purchaser a customary Section 280G analysis prepared by or on behalf of the Company that includes the Company’s good faith estimate of all payments and benefits that could be provided to such disqualified individual as a result of the transactions contemplated by this Agreement (alone or in combination with any other event) and such disqualified individual’s “base amount” as defined in Section 280G(b)(3) of the Code, which analysis will be subject to Purchaser’s reasonable review and comment to be provided to the Company no later than ten (10) Business Days prior to the Closing Date, which reasonable comments the Company shall consider in good faith (and the waivers and shareholder approval described in the first sentence of this Section 6.12 shall not be distributed or solicited until such reasonable comments have been provided by Purchaser to the Company or the Purchaser’s time period for providing such comments has elapsed).
Section 6.13   Section 16 Matters.   Prior to the Closing, the Purchaser Board, or an appropriate committee of non-employee directors thereof, shall adopt a resolution consistent with the interpretive guidance of the SEC so that the issuance of Purchaser Ordinary Shares by Purchaser, in each case, pursuant to this Agreement to any officer, director or shareholder (by reason of “director by deputization”) of the Target Companies who is expected to become a “covered person” of Purchaser for purposes of Section 16 of the Exchange Act and the rules and regulations thereunder (“Section 16”) shall be an exempt transaction for purposes of Rule 16b-3 promulgated under the Exchange Act.
Section 6.14   Transaction Litigation.   Each of Purchaser, on the one hand, and the Shareholders’ Representative, on the other hand, shall cooperate with the other and use reasonable best efforts in the defense or settlement of any Action relating to the Transactions which is brought or threatened in writing against (a) Purchaser, any of its Subsidiaries and/or any of their respective directors or officers, or (b) Sellers, the Company any of its Subsidiaries and/or any of their respective directors or officers. Such cooperation between the Parties shall include (i) keeping the other Party reasonably and promptly informed of any developments in connection with any such Action, (ii) giving the other Party a reasonable opportunity to participate in any such Action or settlement thereof (and consider in good faith the suggestions of the other Party in connection therewith), (iii) utilizing counsel reasonably agreeable to the Parties (such agreement to counsel not to be unreasonably withheld, conditioned or delayed), and (iv) refraining from compromising, settling, consenting to any order or entering into any agreement in respect of, any such Action without the written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed).
Section 6.15   Treatment of Certain Company Indebtedness.   The Company shall, at its election, (i) on or prior to the Closing Date, take reasonable actions to repay in full all amounts and other obligations then outstanding under and terminate the Credit Agreement and any related loan documents, and to terminate any Liens and guarantees relating to the Company and its Subsidiaries in connection with the Credit Agreement or (ii) maintain in effect the Credit Agreement as of the Closing (subject to receipt of any required consents, approvals or waivers under the Credit Agreement to ensure that no event of default occurs as a result of the Transactions).
Section 6.16   Director and Officer Liability; Indemnification.
(a)   From and after the Closing, Purchaser agrees that it shall indemnify and hold harmless each present and former director and officer of the (x) each Target Company (the “Company Indemnified Parties”) and (y) Purchaser and each of its Subsidiaries (the “Purchaser Indemnified Parties” and together with the Company Indemnified Parties, the “D&O Indemnified Parties”) against any costs or expenses

(including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest extent that the Target Company, Purchaser or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and its respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement to indemnify such D&O Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, Purchaser shall, and shall cause its Subsidiaries to (i) maintain provisions in its Organizational Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of Purchaser’s and its Subsidiaries’ (including the Target Companies’) former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the Organizational Documents of the Target Companies, Purchaser or their respective Subsidiaries, as applicable, in each case, as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.
(b)   For a period of six (6) years from the Closing, Purchaser shall maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by Purchaser’s, the Target Companies’ or their respective Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to Purchaser or its agents or representatives) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall Purchaser be required to pay an annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premium payable by Purchaser or the Target Companies, as applicable (whichever premium being higher), for such insurance policy for the year ended December 31, 2020 (the “Maximum Annual Premium”); provided, that, if the annual premiums of such insurance coverage exceed the Maximum Annual Premium, then Purchaser shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium from an insurance carrier with the same or better credit rating as Purchaser’s or the Target Companies’ current directors’ and officers’ liability insurance carrier; provided, however, that (i) Purchaser may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Closing and (ii) if any claim is asserted or made within such six (6) year period, any insurance required to be maintained under this Section 6.16 shall be continued in respect of such claim until the final disposition thereof.
(c)   Notwithstanding anything contained in this Agreement to the contrary, this Section 6.16 shall survive the consummation of the Transactions indefinitely and shall be binding, jointly and severally, on Purchaser and all successors and assigns of Purchaser. In the event that Purchaser, the Target Companies or any of their respective successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Purchaser shall ensure that proper provision shall be made so that the successors and assigns of Purchaser shall succeed to the obligations set forth in this Section 6.16.
(d)   On the Closing Date, Purchaser shall enter into customary indemnification agreements reasonably satisfactory to each of the Shareholders’ Representative and Purchaser with the post-Closing directors and officers of Purchaser and the post-closing directors of the Target Companies (to the extent that any of the ultimate owners of Highlander serve on the board of directors of any of the Target Companies), which indemnification agreements shall continue to be effective following the Closing.
(e)   Purchaser hereby acknowledges that certain D&O Indemnified Parties may have rights to indemnification and advancement of expenses (directly or through insurance obtained by any such entity) provided by one or more third parties (collectively, the “Other Indemnitors”), and which may include third parties for whom such D&O Indemnified Party serves as a manager, member, officer, employee or agent. Purchaser hereby agrees and acknowledges that notwithstanding any such rights that a D&O Indemnified Party may have with respect to any Other Indemnitor(s), (i) Purchaser is the indemnitor of first resort with respect to all D&O Indemnified Parties in respect of all obligations to indemnify and provide advancement of expenses to D&O Indemnified Parties, (ii) Purchaser shall be required to indemnify and advance the full amount of expenses incurred by the D&O Indemnified Parties, to the fullest extent required by Law, the terms of the Organizational Documents of Purchaser, any agreement to which Purchaser is a party, any vote of the shareholders or the Board of Directors of Purchaser, or otherwise, without regard to any rights the D&O Indemnified Parties may have against the Other Indemnitors and (iii) to the fullest extent permitted by Law, Purchaser irrevocably waives, relinquishes and releases the Other Indemnitors from any and all claims for contribution, subrogation or any other recovery of any kind in respect thereof. Purchaser further agrees that no advancement or payment by the Other Indemnitors with respect to any claim for which the D&O Indemnified Parties have sought indemnification from Purchaser shall affect the foregoing and the Other Indemnitors shall have a right of contribution and/or be subrogated to the extent of any such advancement or payment to all of the rights of recovery of the D&O Indemnified Parties against Purchaser. Notwithstanding anything to the contrary herein, the obligations of Purchaser under this Section 6.16(e) shall only apply to D&O Indemnified Parties in their capacity as D&O Indemnified Parties.
Section 6.17   Third Party Consents and Notices.
(a)   The Target Companies shall give any notices to third parties, and use commercially reasonable efforts to obtain any consents under any Material Contract that are required as a result of the Transactions, including Contracts set forth on Section 6.17(a) of the Company Disclosure Letter; provided, however, that the Company and Purchaser shall coordinate and cooperate in determining whether any actions, notices, consents, approvals or waivers are required to be given or obtained, or should be given or obtained, from parties to any Material Contract in connection with consummation of the Transactions and in seeking any such actions, notices, consents, approvals or waivers.
(b)   Notwithstanding anything to the contrary set forth in this Agreement, in no event shall the Company or Purchaser or any of their respective Affiliates be required to (a) make any payment of a consent fee, “profit sharing” payment or other consideration (including increased or accelerated payments) or concede anything of value, (b) incur any material liability or commence any litigation, (c) amend, supplement or otherwise modify any such Material Contract, or (d) agree or commit to do any of the foregoing, in each case, for purposes of giving, obtaining and/or effecting any third-party consents. Assuming the Target Companies have complied with this Section 6.17 in all material respects, failure to provide or obtain any actions, notices, consents, approvals or waivers shall not, in and of itself, be a condition to Closing.
Section 6.18   Employment Agreements.   During the period between the date hereof and the Closing, the Company will use commercially reasonable efforts to enter into an employment agreement with the Key Employee based on the terms and conditions as reasonably and mutually agreed upon by, Purchaser, the Company and such employee (the “Key Employee Employment Agreement”); provided that the parties hereto acknowledge and agree that the entry into such Key Employee Employment Agreement is not, and shall not be, a condition to Closing.
Section 6.19   Purchaser Incentive Plan.   Prior to the Closing Date, the board of directors of Purchaser shall approve and adopt and submit for shareholder approval (as part of the Purchaser Shareholder Approvals) an equity incentive plan or plans (including a customary omnibus equity award plan and an employee stock purchase plan) with the terms and conditions set forth on Exhibit E and with any changes or modifications thereto as the Company and Purchaser may mutually agree (the “Purchaser Incentive Plan”).
Section 6.20   No Purchaser Transactions.   During the period between the date hereof and the Closing, except as otherwise contemplated hereby, neither IWM, Highlander, the Company, FGH nor any of their respective Affiliates, directly or indirectly, shall engage in any transactions involving the securities of Purchaser without the prior written consent of Purchaser.
Section 6.21   Acquisition Proposals and Alternative Transactions.
(a)   During the period between the date hereof and the Closing, Purchaser will not, and it will cause its Affiliates and its and their respective Representatives not to, directly or indirectly: (a) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Purchaser Acquisition Proposal; (b) furnish or disclose any non-public information to any person or entity in connection with or that could reasonably be expected to lead to a Purchaser Acquisition Proposal; (c) enter into any agreement, arrangement or understanding regarding a Purchaser Acquisition Proposal or (d) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
(b)   During the period between the date hereof and the Closing, the Sellers, FGH and the Company will not, and each will cause their Affiliates and their respective Representatives not to, directly or indirectly: (a) solicit, initiate, submit, facilitate (including by means of furnishing or disclosing information), discuss or negotiate, directly or indirectly, any inquiry, proposal or offer (written or oral) with respect to a Company Acquisition Proposal; (b) furnish or disclose any non-public information to any person or entity in connection with or that could reasonably be expected to lead to a Company Acquisition Proposal; (c) enter into any agreement, arrangement or understanding regarding a Company Acquisition Proposal or (d) otherwise cooperate in any way with, or assist or participate in, or knowingly facilitate or encourage any effort or attempt by any Person to do or seek to do any of the foregoing.
Section 6.22   Purchaser Public Filings.   During the period between the date hereof and the Closing, Purchaser will use reasonable efforts to keep current, accurate and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.
Section 6.23   Post-Closing Employee Matters.
(a)   From the Closing Date through the date that is twelve (12) months following the Closing Date (or, if earlier, the termination date of the relevant Continuing Employee), Purchaser shall cause the Company or an applicable Affiliate of the Purchaser to, provide each employee employed by the Company as of the Closing Date and whose employment continues with the Company or with Purchaser or such Affiliate immediately following the Closing Date, as applicable (each such employee, a “Continuing Employee”), with (i) base salary or wages that are no less favorable than the base salary or wages provided to such Continuing Employee as of immediately prior to the Closing Date, (ii) annual cash bonus or commission opportunities that are no less favorable than the annual cash bonus or commissions opportunities provided to such Continuing Employee as of immediately prior to the Closing Date, and (iii) employee benefits that, in the aggregate, are substantially comparable to the employee benefits (excluding for this purpose any defined benefit pension benefits, transaction bonuses or equity compensation) provided to the Continuing Employees pursuant to the Plans set forth on Section 3.13(a) of the Company Disclosure Letter immediately prior to the Closing Date.
(b)   With respect to any benefit plans of Purchaser (or its applicable Affiliate) or the Company and in which the Continuing Employees may become eligible to participate following the Closing Date, Purchaser shall cause the Company or Purchaser’s applicable Affiliate to, recognize the Continuing Employees’ prior service with the Company for purposes of eligibility to participate, eligibility for determination of benefits, including severance, and vesting to the same extent and for the same purpose as such service was credited under the analogous Plan (excluding any plan, policy, program, agreement or arrangement providing equity or equity-based arrangements, and deferred compensation arrangements); provided, however, that such service shall not be credited to the extent doing so would result in a duplication of benefits or compensation. In addition, Purchaser shall use commercially reasonable efforts to cause applicable third-party insurance carriers to waive, any pre-existing condition limitation under any of Purchaser’s (or its Affiliates’) group health plans in which the Continuing Employees are permitted to participate following the Closing Date, except to the extent that such pre-existing condition limitation would have been applicable under the comparable Plan immediately prior to such commencement of participation. Purchaser shall use commercially reasonable efforts to cause applicable third-party insurance carriers to recognize, the dollar amount of all expenses incurred by each Continuing Employee (and his or her eligible dependents) during the plan year in which the Closing Date occurs for purposes of satisfying such year’s deductible and co-payment limitations under the relevant Plans in which such Continuing Employee participates after the Closing Date.

(c)   The provisions of this Section 6.23 are solely for the benefit of the parties to this Agreement, and no Continuing Employee or any other current or former employee, officer, director, manager, or consultant, or any other individual associated therewith or other Person not a party to this Agreement, shall be regarded for any purpose as a third party beneficiary of this Section 6.23. In no event shall the terms of this Agreement be deemed to: (i) establish, adopt, amend or modify any Plan or any other “employee benefit plan” as defined in Section 3(3) of ERISA, or any other benefit or compensation plan, program, agreement or arrangement maintained or sponsored by Purchaser, the Company, or any of their respective Affiliates; (ii) alter or limit the ability of Purchaser or the Company and their respective Affiliates to amend, modify, or terminate any Plan or any other benefit or compensation plan, program, policy, contract, agreement, or arrangement after the Closing Date; (iii) confer upon any current or former employee, officer, director, or consultant any right to employment or continued employment or continued service (or any particular term or condition of employment or service) with Purchaser or the Company or any of their Affiliates, or constitute or create an employment agreement with any employee; or (iv) alter or limit the ability of Purchaser or any of its Affiliates (including, following the Closing, the Company) to modify the employment or engagement of any Person at any time for any or no reason.
(d)   Notwithstanding anything to the contrary in this Section 6.23, Purchaser’s (or its Affiliates’) obligations under this Section 6.23 shall not limit Purchaser’s (or its Affiliates’) rights to furlough, temporarily lay off, or terminate the employment or, or reduce the compensation, working hours, or benefits of, any employee because of, in whole or in part, COVID-19 related circumstances, in each case as reasonably determined by Purchaser (or its applicable Affiliate).
Section 6.24   Financial Statements.   As promptly as reasonably practicable after the date of this Agreement, and in any case prior to the date of first filing of the Proxy Statement, the Company shall deliver to Purchaser the PCAOB Audited Financial Statements and any other audited and unaudited consolidated balance sheets and the related audited or unaudited consolidated accounts of the Company that are required to be included in the Proxy Statement. Each Party shall each use its commercially reasonable efforts (a) to assist the other, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of any Target Company, or Purchaser, in preparing in a timely manner any other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy Statement and any other filings to be made by Purchaser with the SEC in connection with the Transactions and (b) to obtain the consents of its auditors with respect thereto as may be required by applicable Law or requested by the SEC in connection therewith.
ARTICLE VII
CONDITIONS TO CLOSING
Section 7.01   Conditions to Obligations of Purchaser.   The obligations of Purchaser to consummate the Transactions are subject to the satisfaction of the following conditions on or before the Closing, any and all of which may be waived in whole or in part by Purchaser, to the extent permitted by applicable Law:
(a)   Accuracy of Representations of the Company.   (i) The representations and warranties of the Company set forth in Article III (other than the Company Fundamental Representations) shall be true and correct in all respects (without giving effect to materiality, Company Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of the Company to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Company Material Adverse Effect, (ii) the Company Fundamental Representations (other than representations and warranties of the Company set forth in second, third and fourth sentences of Section 3.04(a) and first sentence of Section 3.04(b)) will be true and correct in all material respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), and (iii) the representations and warranties of the Company set forth in second, third and fourth sentences of Section 3.04(a) and first sentence of Section 3.04(b) will be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).
(b)   Accuracy of Representations of the Sellers.   (i) The representations and warranties of the Sellers set forth in Article IV (other than the Seller Fundamental Representations) shall be true and correct in all respects (without giving effect to materiality or similar phrases in such representations and warranties), on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of the Sellers to be so true and correct, individually or in the aggregate, prevent, materially impair or materially delay the consummation of the Transactions (including the Share Sale), (ii) the Seller Fundamental Representations (other than representations and warranties of the Sellers set forth in Section 4.03) will be true and correct in all material respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), and (iii) the representations and warranties of the Sellers set forth in Section 4.03 will be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).
(c)   Compliance with Covenants.   The Company shall have performed or complied with all agreements and covenants required by this Agreement and the Ancillary Agreements to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects.
(d)   No Company Material Adverse Effect.   There shall not have occurred a Company Material Adverse Effect since the date hereof.
(e)   Closing Certificate.   The Company shall have delivered to Purchaser a certificate, signed by an executive officer of the Company and dated as of the Closing Date, certifying as to the matters set forth in Section 7.01(a), Section 7.01(c) and Section 7.01(d).
Section 7.02   Conditions to Obligations of the Sellers, FGH and the Company.   The obligations of the Sellers, FGH and the Company to consummate the Transactions are subject to the satisfaction of the following conditions, any and all of which may be waived in whole or in part by the Sellers, FGH and the Company to the extent permitted by applicable Law:
(a)   Accuracy of Representations of Purchaser.   (i) The representations and warranties of Purchaser set forth in Article V (other than the Purchaser Fundamental Representations) shall be true and correct in all respects (without giving effect to materiality, Purchaser Material Adverse Effect or similar phrases in such representations and warranties), on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date), except where the failure of such representations and warranties of Purchaser to be so true and correct, individually or in the aggregate, has not had and is not reasonably likely to have a Purchaser Material Adverse Effect, and (ii) the Purchaser Fundamental Representations will be true and correct in all respects on and as of the date of this Agreement and on and as of the Closing Date as though made on and as of the Closing Date (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date).
(b)   Compliance with Covenants.   Purchaser shall have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, in each case in all material respects.

(c)   No Purchaser Material Adverse Effect.   There shall not have occurred a Purchaser Material Adverse Effect since the date hereof.
(d)   Closing Certificate.   Purchaser shall have delivered to the Company a certificate, signed by an executive officer of Purchaser and dated as of the Closing Date, certifying as to the matters set forth in Section 7.02(a), Section 7.02(b) and Section 7.02(c)
(e)   Available Cash.   The amount of Available Cash shall be equal to or greater than $400,000,000.
Section 7.03   Conditions to Each Party’s Obligations.   The obligations of each Party to consummate the Transactions are subject to the satisfaction of the following conditions:
(a)   Receipt of HSR Approval.   The HSR Approval shall have been obtained.
(b)   No Restraint.   No provision of any applicable Law or Governmental Order shall be in effect prohibiting the consummation of the transactions contemplated hereby (including the Share Sale) or by the Ancillary Agreements, and there shall not be any pending legal proceeding by any Governmental Authority which would reasonably be expected to result in the issuance of any such Governmental Order.
(c)   Purchaser Shareholder Approval.   The approval of the Purchaser Shareholder Proposals (the “Purchaser Shareholder Approval”) shall have been duly obtained in accordance with the Laws of the Cayman Islands, the Organizational Documents of Purchaser and the rules and regulations of NYSE.
(d)   Listing.   The Purchaser Ordinary Shares to be issued pursuant to the Transactions and the Subscription Agreements shall have been conditionally approved for listing on the NYSE, subject to official notice of the issuance thereof and any requirement to have a sufficient number of round lot holders of the Purchaser Ordinary Shares.
(e)   Net Tangible Assets.   Purchaser shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining after the closing of the Offer.
ARTICLE VIII
TERMINATION
Section 8.01   Termination by Mutual Consent.   This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by the mutual written consent of Purchaser and the Shareholders’ Representative.
Section 8.02   Termination by Purchaser or the Shareholders’ Representative.   This Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing by either Purchaser or the Shareholders’ Representative if any permanent injunction or other Governmental Order of any Governmental Authority preventing the consummation of the Transactions (including the Share Sale) shall have become final and non-appealable.
Section 8.03   Termination by the Shareholders’ Representative.   The Shareholders’ Representative may terminate this Agreement at any time prior to the Closing by written notice to Purchaser:
(a)   upon a material breach of any representation, warranty, covenant or agreement on the part of Purchaser set forth in this Agreement or the Ancillary Agreements, or if any representation or warranty of Purchaser shall have become untrue, incomplete or incorrect, in either case which has rendered the satisfaction of the conditions set forth in Section 7.02(a) or Section 7.02(b) incapable of fulfillment, and such violation or breach has neither been waived by the Shareholders’ Representative nor (if capable of being cured) cured by Purchaser within thirty (30) days of Purchaser’s receipt of written notice of such violation or breach from the Shareholders’ Representative; provided, however, that the right to terminate this Agreement under this Section 8.03(a) shall not be available to the Shareholders’

Representative if the Company, the Sellers or the Shareholders’ Representative is then in material breach of any representation, warranty, covenant or agreement set forth in this Agreement or the Ancillary Agreements; or
(b)   if (i) the Closing shall not have occurred by February 26, 2022 (the “Termination Date”), provided, that the Termination Date may be extended to a later date by mutual written consent of Purchaser and the Shareholders’ Representative, in which case such later date shall be deemed the Termination Date for purposes of this Agreement; and (ii) the failure of the Closing to occur on or before such date is not caused by a failure of the Company, the Sellers or the Shareholders’ Representative to perform and comply in all material respects with its covenants and agreements contained in this Agreement or any of the Ancillary Agreements that are required to be performed or complied with at or prior to Closing.
Section 8.04   Termination by Purchaser.   Purchaser may terminate this Agreement at any time prior to the Closing by written notice to the Shareholders’ Representative:
(a)   upon a material breach of any representation, warranty, covenant or agreement on the part of the Company, FGH, the Sellers or the Shareholders’ Representative set forth in this Agreement or the Ancillary Agreements, or if any representation or warranty of the Company, the Sellers or the Shareholders’ Representative shall have become untrue, incomplete or incorrect, in either case which has rendered the satisfaction of the conditions set forth in Section 7.01(a), Section 7.01(b) or Section 7.01(c) incapable of fulfillment, and such violation or breach has neither been waived by Purchaser nor (if capable of being cured) cured by the Company, FGH, the Sellers or the Shareholders’ Representative within 30 days of the Shareholders’ Representative’s receipt of written notice of such violation or breach from Purchaser; provided, however, that the right to terminate this Agreement under this Section 8.04(a) shall not be available to Purchaser if Purchaser is then in material breach of any representation, warranty, covenant or agreement set forth in this Agreement or the Ancillary Agreements; or
(b)   if (i) the Closing shall not have occurred by the Termination Date and (ii) the failure of the Closing to occur on or before such date is not caused by a failure of Purchaser to perform and comply in all material respects with its covenants and agreements contained in this Agreement or any of the Ancillary Agreements that are required to be performed or complied with at or prior to Closing.
Section 8.05   Effect of Termination.   If this Agreement is terminated pursuant to this Article VIII, all further obligations of the Parties under this Agreement (other than those contained in Section 6.11, this Section 8.05, Article X and the Confidentiality Agreement, which shall continue in effect) shall be terminated and shall be of no further force and effect, and no Party or its respective Representatives or Affiliates will have any further liability to any other Party; provided that nothing herein shall relieve any Party from liability for such Party’s willful breach of this Agreement or for fraud under applicable Law.
ARTICLE IX
TAX MATTERS
Section 9.01   Cooperation.   After the Closing Date, Purchaser and the Sellers shall provide each other with reasonable cooperation in connection with the preparation and filing of Tax Returns of the Target Companies, any other Tax Returns or Tax filings contemplated by this Agreement and any Tax audit, contest, claim or other proceeding in respect of any Tax Returns or Taxes of the Target Companies in each case with respect to Pre-Closing Tax Periods, and shall make available to the other and to any taxing authority as reasonably requested, all information, records or documents relating to Tax liabilities or potential Tax liabilities of the Target Companies for all periods that end prior to or on, or that include, the Closing Date and shall preserve all such information, records and documents until the expiration of any statute of limitations or extensions thereof.
Section 9.02   Straddle Period Allocation.   For purposes of the Agreement, in the case of a Straddle Period, the amount of Taxes allocable to the Pre-Closing Tax Period portion of such Straddle Period shall be (a) in the case of property Taxes and other Taxes imposed on a periodic basis without regard to income, gross receipts, payroll or sales, deemed to be the amount of such Taxes for the entire Straddle Period multiplied by a fraction, the numerator of which is the number of calendar days in the portion of such

Straddle Period ending at the end of the Closing Date and the denominator of which is the number of calendar days in the entire Straddle Period and (b) in the case of all other Taxes, determined based on an interim closing of the books as of the close of business on the Closing Date (and for such purpose, the taxable period of any “controlled foreign corporation” (within the meaning of Section 957(a) of the Code), partnership, or other pass-through entity in which any Target Company holds a beneficial interest shall be deemed to terminate at such time), as if the taxable period of that entity ended as of the close of business on the Closing Date); provided that exemptions, allowances or deductions that are calculated on an annual (or monthly) basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall be allocated on a daily basis.
Section 9.03   Pass-Through Tax Returns.   Any Pass-Through Tax Returns of the Relevant Target Companies that Purchaser prepares and files, or causes to be prepared and filed, for any Pre-Closing Tax Period that are to be filed after the Closing Date (the “Purchaser Prepared Returns”) shall be prepared in a manner consistent with the Relevant Target Company’s past practices (to the extent supportable at a “more likely than not” or higher level of comfort), except as otherwise required by applicable Law. Each Purchaser Prepared Return filed after the Closing Date (taking into account applicable extensions) shall be submitted to Highlander for review no later than thirty (30) days prior to the due date for filing such Purchaser Prepared Return (taking into account applicable extensions). Purchaser shall consider in good faith all reasonable comments timely received from Highlander in writing no later than fifteen (15) days prior to the due date for filing any such Purchaser Prepared Return (taking into account applicable extensions). Notwithstanding the foregoing, each Purchaser Prepared Return for the Company for any Straddle Period for which the “interim closing method” under Section 706 of the Code (or any similar provision of state, local or non-U.S. Law) is available shall be prepared in accordance with such method (with such interim closing occurring as of end of business on the Closing Date), except as otherwise required by applicable law. Purchaser shall prepare, or cause to be prepared, all other Tax Returns of the Target Companies that are filed after the Closing Date for which are not Purchaser Prepared Returns.
Section 9.04   Post-Closing Matters.   After the Closing, unless otherwise required by applicable Law or in connection with the resolution of any Tax Proceeding described in Section 9.04, without the prior written consent of Highlander (which consent shall not be unreasonably withheld, conditioned or delayed), Purchaser shall not: (A) file (other than in accordance with Section 9.03 above), amend, re-file or otherwise modify any Pass-Through Tax Return of any Relevant Target Company for any Pre-Closing Tax Period, (B) enter into an agreement to extend the statute of limitations with respect to any Pass-Through Tax Return of any Relevant Target Company for any Pre-Closing Tax Period, (C) make any Income Tax election with respect to any Relevant Target Company that that has retroactive effect to a Pre-Closing Tax Period, or (D) initiate discussion, voluntary disclosure or examination with any taxing authority regarding Pass-Through Tax Returns of any Relevant Target Company for any Pre-Closing Tax Period, in each case, to the extent any such action would reasonably be expected to materially and disproportionally affect Highlander with respect to a Pre-Closing Tax Period.
Section 9.05   Certain Tax Contests.   Each Party shall promptly notify the other Parties in writing upon receipt by the applicable Party or its Affiliates of written notice of any Tax audit, examination, or other proceeding by any Governmental Authority (each, a “Tax Proceeding”) relating to any Pass-Through Tax Returns of a Relevant Target Company for any Pre-Closing Tax Period. Such notification shall specify in reasonable detail the subject matter of such Tax Proceeding (to the extent known) and shall include a copy of the relevant portion of any correspondence received from the taxing authority. The Purchaser shall have the right to control, at the cost and expense of the Purchaser, any such Tax Proceeding; provided, however, that (A) Highlander (at Highlander’s sole cost and expense) shall have the right to participate in any such Tax Proceeding and (B) the Purchaser shall use its commercially reasonable efforts to keep Highlander reasonably informed with respect to such Tax Proceeding, in each case, to the extent such Tax Proceeding would reasonably be expected to materially and disproportionally affect Highlander . Notwithstanding anything else to the contrary, with respect to any such Tax Proceeding, (i) no election under Treasury Regulations Section 301.9100-22 or Section 6221(b) shall be made, and (ii) a valid “push out” election under Section 6226 of the Code and the Treasury Regulations promulgated thereunder (and applicable state or local income Tax law) shall be made to the extent such election is available for any Pre-Closing Tax Period (or portion thereof).

Section 9.06   Tax Sharing Agreements.   All Tax allocation, indemnification, sharing, gross-up, or similar Contracts or arrangements with respect to or involving a Target Company, on the one hand, and Sellers and their Affiliates (other than the Target Companies), on the other hand, shall be terminated as of the Closing Date, thereby extinguishing any obligations or liabilities of the Target Companies thereunder.
Section 9.07   Purchase Price Allocation.   Within seventy-five (75) days of the determination of the Final Consideration pursuant to Section 2.05, Purchaser shall provide Highlander with a statement that allocates (the “Purchase Price Allocation”) Highlander’s Pro Rata Share of the Final Consideration (any other amounts required to be taken into account for U.S. federal income tax purposes) among the appropriate assets of the Company consistent with Treasury Regulation Sections 1.751-1 and 1.755-1 (the “Allocation Principles”). The Parties agree to treat any prepaid subscription (or similar) revenues as an unrealized receivable within the meaning of Code Section 751(c). Purchaser shall permit Highlander to review and comment on the Purchase Price Allocation. Unless Highlander notifies Purchaser in writing within thirty (30) days after the receipt of the draft Purchase Price Allocation that Highlander considers the amount allocated to not be in accordance with the Allocation Principles, Highlander shall be deemed to have agreed to the Purchase Price Allocation as prepared by Purchaser. Highlander and Purchaser shall attempt to resolve any timely raised objections raised by Highlander within thirty (30) days of Highlander’s receipt of such Purchase Price Allocation from Purchaser. If the Parties do not agree on an alternative allocation in the ten (10) days following the date Purchaser received Highlander’s written objection notice, then Highlander and Purchaser shall submit the dispute with respect to the Purchase Price Allocation on the next Business Day to the Reviewing Accountant whose review shall be limited to whether a disputed item has been prepared in accordance with the Allocation Laws and shall be final and binding on all Parties with any fees, costs and expenses incurred in connection with the independent accountant to be shared equally by the Purchaser and Highlander. In the event that any adjustment is required to be made to the Purchase Price Allocation as a result of any adjustment to the Final Consideration, Purchaser shall prepare and deliver a revised Purchase Price Allocation to Highlander (and Highlander may review and provide comments with respect to such revised Purchase Price Allocation in the same manner as the initial Purchase Price Allocation was prepared). The Parties shall prepare and file all Tax Returns in a manner consistent with the Purchase Price Allocation and shall not take any position on any Tax Return or in the course of any Tax audit, review, litigation, or other proceeding inconsistent with the Purchase Price Allocation, unless otherwise required by a final “determination” within the meaning of Section 1313 of the Code (or any similar or corresponding provision of state, local, or non-U.S. Law) or a revised Purchase Price Allocation.
Section 9.08   Tax Treatment.   The Parties acknowledge and agree that the Transactions are intended to be treated for U.S. federal (and applicable state and local) income Tax purposes as: (x) subject to Purchaser Share Redemption, in the case of IWM, a fully taxable sale of the shares of FGH to Purchaser under Section 1001 of the Code and (y) in the case of Highlander, a fully taxable sale of partnership interests of the Company to Purchaser (or a fully taxable sale of partnership interests of the Company to a Subsidiary of the Purchaser in accordance with Section 10.07) under Section 741 of the Code, which gives rise to an adjustment to Purchaser’s (or a Subsidiary of Purchaser) tax basis in the direct and indirect assets of the Company pursuant to Section 743(b) of the Code. The Parties shall prepare and file all Tax Returns in a manner consistent with such intended tax treatment and shall not take any position on any Tax Return or in the course of any Tax audit, review, litigation, or other proceeding inconsistent with such intended tax treatment, unless otherwise required by a final “determination” within the meaning of Section 1313 of the Code (or any similar or corresponding provision of state, local, or non-U.S. Law).
Section 9.09   Elections.   Notwithstanding anything to the contrary contained herein, Purchaser shall be entitled to make an election under Section 338(g) of the Code (or any similar provision under state, local or non-U.S. law) with respect to any of the Target Companies, as applicable.
ARTICLE X
GENERAL PROVISIONS
Section 10.01   Shareholders’ Representative.
(a)   Each of the Sellers hereby appoints the Shareholders’ Representative as its representative in respect of all matters arising under this Agreement or the Transactions, and the Shareholders’

Representative is and shall be authorized by each Seller to act, or refrain from acting, with respect to any actions to be taken by or on behalf of any Seller or the Shareholders’ Representative, including to enforce any rights granted to any Seller hereunder, in each case as the Shareholders’ Representative believes is necessary or appropriate under this Agreement and the Ancillary Agreements, for and on behalf of the Sellers. The Sellers shall be bound by all such actions taken by the Shareholders’ Representative and no Seller shall be permitted to take any such actions. The Shareholders’ Representative shall not be liable to the Sellers for any error of judgment, or any action taken, suffered or omitted to be taken, in connection with the performance by the Shareholders’ Representative of the Shareholders’ Representative’s duties or the exercise by the Shareholders’ Representative of the Shareholders’ Representative’s rights and remedies under this Agreement or any Transaction Agreement, except in the case of its bad faith or willful misconduct. No bond shall be required of the Shareholders’ Representative. The Shareholders’ Representative may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. The Shareholders’ Representative shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any Ancillary Agreement. Without limiting the generality of the foregoing, the Shareholders’ Representative shall have the full power and authority to interpret all the terms and provisions of this Agreement and the Ancillary Agreements, and to consent to any waiver or amendment hereof or thereof on behalf of all Sellers and their respective successors, unless such waiver or amendment will be disproportionately adverse to a Seller relative to another Seller, in which case any such waiver or amendment shall require the consent of such Seller; provided that, the Shareholders’ Representative shall not have the authority to consent to any waiver or amendment on behalf of Highlander with respect to Section 7.02(e). Purchaser shall be entitled to rely on all statements, representations, decisions of, and actions taken or omitted to be taken by, the Shareholders’ Representative relating to this Agreement or any Ancillary Agreement.
(b)   The Sellers will indemnify and hold harmless the Shareholders’ Representative from and against any and all costs or expenses (including reasonable legal fees and disbursements), judgments, fines, losses, damages, taxes or liabilities (“Losses”) arising out of or in connection with the Shareholders’ Representative’s execution and performance of this Agreement and the Ancillary Agreements, in each case as such Loss is suffered or incurred; provided that in the event that any such Loss is finally adjudicated to have been directly caused by the gross negligence or willful misconduct of the Shareholders’ Representative, the Shareholders’ Representative will reimburse the Sellers the amount of such indemnified Loss to the extent attributable to such gross negligence or willful misconduct. The Shareholders’ Representative shall be entitled to reimbursement by the Sellers on a pro rata basis for all reasonable expenses, disbursements and advances (including fees and disbursements of its counsel, experts and other agents and consultants) incurred by the Shareholders’ Representative in such capacity. In no event will the Shareholders’ Representative be required to advance its own funds on behalf of the Sellers or otherwise. The Sellers acknowledge and agree that the foregoing indemnities will survive the resignation or removal of the Shareholders’ Representative or the termination of this Agreement.
Section 10.02   Survival.   Other than Section 4.03, which shall survive for six (6) months from the Closing, none of the representations, warranties, covenants or agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Closing and all rights, claims and causes of action (whether in contract or in tort or otherwise, or whether at law or in equity) with respect thereto shall terminate at the Closing. Notwithstanding the foregoing, neither this Section 10.02 nor anything else in this Agreement to the contrary shall limit: (a) the survival of any covenant or agreement of the Parties which by its terms is required to be performed or complied with in whole or in part after the Closing, which covenants and agreements shall survive the Closing in accordance with their respective terms; or (b) any claim against any Person with respect to fraud or willful breach.
Section 10.03   Governing Law.   This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware (without reference to its choice of Law rules).

Section 10.04   Pre-Closing Arbitration.
(a)   Any Proceeding or Action that is commenced prior to the Closing and is based upon, arises out of, is in connection with or relates to this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby (“Pre-Closing Disputes “),including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations based on, arising out of, in connection with or relating to this Agreement, shall be referred to and finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules “), except as modified herein, and such arbitration shall be administered by the AAA. The Parties agree, pursuant to Rule R-1(b) of the AAA Rules, that the Expedited Procedures shall apply irrespective of the amount in dispute. The place of arbitration shall be New York, New York.
(b)   There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by AAA shall be a retired U.S. judge or a practicing U.S. attorney with no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware.
(c)   The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets, including but not limited to the courts of Hong Kong and the Cayman Islands. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement. All disputes, controversies, differences, or claims arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement, shall be resolved in a confidential manner.
(d)   The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests.
(e)   The arbitrator shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the Parties must expend for discovery; provided that the Parties expressly agree that discovery, in the event the arbitrator permits discovery and notwithstanding the Rules, in connection with any arbitration shall be limited to the following: (i) depositions shall be limited to three (3) depositions per side, each of which shall be limited to seven (7) hours of testimony taken by each side; (ii) written discovery shall be limited to one set of Requests for Production per Party, limited to no more than fifteen (15) requests, including subparts; (iii) no interrogatories, requests for admission, or other written discovery shall be permitted; and (iv) the Parties shall disclose documents that they will present in support of their case. Notwithstanding the foregoing, the Arbitrators may grant, upon good cause shown, either Party’s request for discovery in addition to or limiting that for which this paragraph expressly provides.

(f)   For the avoidance of doubt, a request by a Party to a court of competent jurisdiction for interim measures necessary to preserve such Party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 10.04.
Section 10.05   Post-Closing Consent to Jurisdiction, Waiver of Jury Trial.
(a)   Any Proceeding or Action that is commenced following the Closing, and is based upon, arises out of, in connection with or relates to this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby (a “Post-Closing Dispute “) must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the Parties irrevocably and unconditionally (i) consents and submits to the exclusive jurisdiction of each such court in any such Post-Closing Dispute, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the Post-Closing Dispute shall be heard and determined only in any such court, and (iv) agrees not to bring any Post-Closing Dispute based upon, arising out of or relating to this Agreement or the Ancillary Agreements or the transactions contemplated hereby or thereby in any other court. Nothing herein contained shall be deemed to affect the right of any Party to serve process in any many permitted by Law or to commence Proceedings or otherwise proceed against any other Party in any other jurisdiction, in each case, to enforce judgments obtained in any Action, suit or Proceeding brought pursuant to this Section 10.05.
(b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY POST-CLOSING DISPUTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY POST-CLOSING DISPUTE.
Section 10.06   Notices.   All notices or other communications, including service of process, required or permitted hereunder shall be in writing and shall be deemed given or delivered and received on the earliest of (a) the day when delivered, if delivered personally, (b) one (1) Business Day after deposit with a nationally recognized courier or overnight service such as Federal Express (or upon any earlier receipt confirmed in writing by such service), (c) five (5) Business Days after mailing via U.S. certified mail, return receipt requested, or (d) the date sent, with no mail undeliverable or other rejection notice, if sent by email, in each case addressed as follows:
If to Purchaser, to:
Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong
Attention: Ka Man Kevin Lee
Email: kevin.lee@opusacquisition.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis
26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong
Attention: Gary Li, Jesse Sheley and Joseph Casey
Email: gary.li@kirkland.com; jesse.sheley@kirkland.com; joseph.casey@kirkland.com
If to the Company:
Forbes Global Media Holdings, Inc.
499 Washington Blvd
Jersey City, NJ 07310

Attention: MariaRosa Cartolano; General Counsel
Email: MCartolano@forbes.com
with a copy (which shall not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: William Mills and Joshua Apfelroth
Email: william.mills@cwt.com
      joshua.apfrelroth@cwt.com
If to IWM:
Integrated Whale Media Investment Inc.
21/F, 88 Cloucester Road
Wanchai, Hong Kong
Attention: Jeffrey Yam
Email: jyam@inasset.com
with a copy (which shall not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: William Mills and Joshua Apfelroth
Email: william.mills@cwt.com
      joshua.apfrelroth@cwt.com
If to Highlander:
Highlander Management LLC
101 Avenue of the Americas, Suite 842
New York, NY 10013
Attention: Sean P. Hegarty
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention: Robert Whalen, Jr. and Eric Carlson
Email: RWhalen@goodwinlaw.com
      ECarlson@goodwinlaw.com
and to such other address or addressee as any such Party has specified by prior written notice to the other Party in accordance with this Section 10.06.
Section 10.07   Successors and Assigns; Benefit.
(a)   The rights of any Party under this Agreement shall not be assignable by such Party without the written consent of the other Parties, except that Purchaser may assign its rights to acquire the Highlander Shares to a direct or indirect wholly-owned Subsidiary of Purchaser. No assignment shall relieve the assigning Party of any of its obligations hereunder.
(b)   This Agreement is for the sole benefit of the Parties and their permitted assigns and nothing herein express or implied shall give or be construed to give to any Person, other than the Parties, any legal or equitable rights hereunder, except that the D&O Indemnified Parties Indemnitees shall be third-party beneficiaries and entitled to enforce Section 6.16, the Released Parties shall be third-party beneficiaries and entitled to enforce Section 10.14, Cadwalader shall be a third-party beneficiary and entitled to enforce Section 10.15(a) and K&E shall be a third-party beneficiary and entitled to enforce Section 10.15(b).
Section 10.08   Entire Agreement; Amendments; Waiver.
(a)   This Agreement and the Exhibits and Disclosure Letters referred to herein, the Ancillary Agreements and the Confidentiality Agreement contain the entire understanding of the Parties with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or intents, whether express or implied, between or among any of the Parties with respect to such subject matter.
(b)   No amendment or modification of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by all of the Parties. No waiver of this Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the Party against whom enforcement of such waiver is sought. No course of dealing between the Parties shall be deemed to modify, amend or discharge any provision or term of this Agreement. No delay or failure by any Party in the exercise of any of its rights or remedies shall operate as a waiver thereof, and no single or partial exercise by any Party of any such right or remedy shall preclude any other or further exercise thereof. A waiver of any right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.
Section 10.09   Interpretation.   Article, titles and headings to Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. The Disclosure Letters and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. The references herein to Sections, Articles, Exhibits and Disclosure Letters, unless otherwise indicated, are references to Sections and Articles of and Exhibits and Disclosure Letters to this Agreement. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires. Any reference to a Law shall include any amendment thereof or any successor thereto and any rules and regulations promulgated thereunder. Any reference to any Contract or Permit is a reference to it as amended, modified and supplemented from time to time. In this Agreement, except to the extent that the context otherwise requires: (a) “days” means calendar days unless otherwise indicated; (b) “$” or “US$” means United States Dollars; (c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”; (d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant hereto, unless otherwise defined therein; (f) references to a Person are also to its permitted successors and assigns; (g) all references to dollar amounts in this Agreement shall mean U.S. dollars unless otherwise indicated and all payments hereunder shall be in US$; and (h) each accounting term used but not otherwise defined in this Agreement has the meaning assigned to it in accordance with GAAP.
Section 10.10   Severability.   If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the fullest extent possible.
Section 10.11   Execution in Counterparts.   This Agreement may be executed in counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the Parties and delivered to the other Party. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.
Section 10.12   Transfer Taxes.   All transfer Taxes, stamp Taxes and other sales, use, documentary, excise, and similar Taxes, if any, that are imposed on the Transactions (collectively, “Transfer Taxes”), shall be borne by Purchaser. The Person responsible under Law for filing the Tax Returns with respect to such Transfer Taxes shall prepare and timely file such Tax Returns and promptly provide a copy of such Tax Return to the Sellers or Purchaser, as applicable. The parties shall reasonably cooperate to timely prepare and file any Tax Returns or other filings relating to any Transfer Taxes, including any claim for exemption or exclusion from the application or imposition of any Transfer Taxes. If Purchaser is not responsible for filing such Tax Return, Purchaser shall pay to the Person responsible for filing such Tax Return all Transfer Taxes that it owes pursuant to this Section 10.12 within five (5) Business Days of written demand from the Person responsible for filing such Tax Return, provided that no payment shall be required more than three (3) days before the Transfer Tax is required to be paid.
Section 10.13   Remedies; Specific Performance.   The Parties acknowledge that money damages would not be an adequate remedy at law if any Party fails to perform any of its obligations hereunder and accordingly agree that each Party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to an injunction or similar equitable relief restraining such Party from committing or continuing any such breach or threatened breach and to compel specific performance of the obligations of any other Party under this Agreement, without the posting of any bond. If any action should be brought in equity to enforce any of the provisions of this Agreement, none of the Parties shall raise the defense that there is an adequate remedy at law. No remedy shall be exclusive of any other remedy, and all available remedies shall be cumulative.
Section 10.14   No Recourse.   All Actions that may be based upon, in respect of, arise under, out or by reason of, be connected with, or relate in any manner to: (a) this Agreement, (b) the negotiation, execution or performance of this Agreement (including any representation or warranty made in, in connection with, or as an inducement to, this Agreement), (c) any breach of this Agreement, and (d) any failure of the Transactions to be consummated, may be made only against (and, without prejudice to the rights of any express third-party beneficiary to whom rights under this Agreement inure pursuant to Section 10.07), Persons that are expressly identified as parties to this Agreement and not against any Released Party. No other Person, including any director, officer, employee, incorporator, member, partner, manager, shareholder, optionholder, Affiliate, agent, attorney or representative of, or any financial advisor or lender to, any Party, or any director, officer, employee, incorporator, member, partner, manager, shareholder, Affiliate, agent, attorney or representative of, or any financial advisor or lender (each of the foregoing, a “Released Party”) to any of the foregoing shall have any liabilities (whether in contract or in tort, in law or in equity, or granted by statute whether by or through attempted piercing of the corporate, limited partnership or limited liability company veil) for any claims, causes of action, obligations or liabilities arising under, out of, in connection with or related in any manner to the items in the immediately preceding clauses (a) through (d) and each Party, on behalf of itself and its Affiliates, hereby irrevocably releases and forever discharges each of the Released Parties from any such liability or obligation.
Section 10.15   Conflicts and Privilege.
(a)   The Parties, on behalf of their respective successors and assigns, hereby agree that, in the event a dispute with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby arises after the Closing between or among (x) the stockholders or holders of other equity interests of the FGH or the Company and any of their respective directors, members, partners, officers, employees or Affiliates (collectively, the “Forbes Group”), on the one hand, and (y) Purchaser, the Sponsor, the shareholders or holders of other equity interests of Purchaser or the Sponsor and/or any of their respective directors, members, partners, officers, employees or Affiliates (collectively, the “Purchaser Group”), on the other hand, any legal counsel, including Cadwalader, Wickersham & Taft LLP (“Cadwalader”), that represented the Company prior to the Closing may represent any member of the Forbes Group in such dispute even though the interests of such Persons may be directly adverse to Purchaser, and even though such counsel may have represented the Company in a matter substantially related to such dispute, or may be handling ongoing matters for the Company, and further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby) between or among the Company and/or any member of the Forbes Group, on the one hand, and Cadwalader, on the other hand (the “Cadwalader Privileged Communications”), the attorney/client privilege and the expectation of client confidence shall survive the Transactions and belong to the Forbes Group after the Closing, and shall not pass to or be claimed or controlled by the Company. Notwithstanding the foregoing, any privileged communications or information shared by the Company prior to the Closing with Purchaser under a common interest agreement shall remain the privileged communications or information of the Company. The Parties, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the Cadwalader Privileged Communications, whether located in the records or email server of the Purchaser, the Company or their respective Subsidiaries, in any Action against or involving any of the parties after the Closing, and the Parties agree not to assert that any privilege has been waived as to the Cadwalader Privileged Communications, by virtue of the Transactions.
(b)   The Parties, on behalf of their respective successors and assigns, hereby agree that, in the event a dispute with respect to this Agreement, the Ancillary Agreements or the transactions contemplated hereby or thereby arises after the Closing between or among (x) any member of the Forbes Group, on the one hand, and (y) any member of the Purchaser Group, on the other hand, any legal counsel, including Kirkland & Ellis LLP (“K&E”), that represented Purchaser and the Sponsor prior to the Closing may represent any member of the Purchaser Group in such dispute even though the interests of such Persons may be directly adverse to the Company, and even though such counsel may have represented Purchaser in a matter substantially related to such dispute, or may be handling ongoing matters for Purchaser, and further agree that, as to all legally privileged communications prior to the Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any Ancillary Agreements or the transactions contemplated hereby or thereby) between or among Purchaser and/or any member of the Purchaser Group, on the one hand, and K&E, on the other hand (the “K&E Privileged Communications”), the attorney/client privilege and the expectation of client confidence shall survive the Transactions and belong to the Purchaser Group after the Closing, and shall not pass to or be claimed or controlled by the Company. Notwithstanding the foregoing, any privileged communications or information shared by Purchaser prior to the Closing with the Company under a common interest agreement shall remain the privileged communications or information of Purchaser. The Parties, together with any of their respective Affiliates, Subsidiaries, successors or assigns, agree that no Person may use or rely on any of the K&E Privileged Communications, whether located in the records or email server of the Purchaser, the Company or their respective Subsidiaries, in any Action against or involving any of the parties after the Closing, and the Parties agree not to assert that any privilege has been waived as to the K&E Privileged Communications, by virtue of the Transactions.
[Signature pages follow]

IN WITNESS WHEREOF, the Parties have duly executed this Business Combination Agreement as of the date first above written.
PURCHASER:
Magnum Opus Acquisition Limited
By:
/s/ Hou Pu Jonathan Lin

Name: Hou Pu Jonathan Lin
Title:   Chief Executive Officer
THE COMPANY:
Forbes Global Media Holdings, Inc.
By:
/s/ Michael Federle

Name: Michael Federle
Title:   Chief Executive Officer
IWM:
Integrated Whale Media Investment, Inc.
By:
/s/ Yam Tak Cheung

Name: Yam Tak Cheung
Title:   Director
HIGHLANDER:
Highlander Management LLC
By:
/s/ Sean P Hegarty

Name: Sean P Hegarty
Title:   Chief Financial Officer
THE SHAREHOLDERS’ REPRESENTATIVE:
Integrated Whale Media Investment, Inc.
By:
/s/ Yam Tak Cheung

Name: Yam Tak Cheung
Title:   Director
FGH:
Forbes Global Holdings Inc.
By:
/s/ Yam Tak Cheung

Name: Yam Tak Cheung
Title:   Director

Exhibit A
THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
FORBES GLOBAL MEDIA HOLDINGS, INC.
(Adopted by special resolution passed on [      ] 2021)

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
FORBES GLOBAL MEDIA HOLDINGS, INC.
(Adopted by special resolution passed on [       ] 2021)
1
The name of the Company is Forbes Global Media Holdings, Inc..

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The liability of each Member is limited to the amount unpaid on such Member’s shares.

5
The share capital of the Company is US$55,500 divided into 550,000,000 ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each.

6
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
FORBES GLOBAL MEDIA HOLDINGS, INC.
(Adopted by special resolution passed on [      ] 2021)
1
Interpretation

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Articles”	means these articles of association of the Company.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Company”	means the above named company.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the New York Stock Exchange.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity Securities”	means, with respect to any Person, all of the shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock or restricted share awards, restricted stock or restricted share units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.
“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.
“Highlander”	means Highlander Management LLC, a limied liability company incorporated in the State of Delaware.
“Independent Directors”	means an individual who qualifies as “independent” as such term is used in the New York Stock Exchange rules.

“Investor Rights Agreement”	means the investor rights agreements dated [ ] 2021 and made between, inter alia, the Company, the Sponsor, IWM, Highlander and the individuals listed as Other Holders therein.
“IWM”	means Integrated Whale Media Investment Inc., a BVI business company incorporated under the laws of the British Virgin Islands.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the memorandum of association of the Company.
“Minimum Member’	means a Member meeting the minimum requirements set forth for eligible members to submit proposals under Rule 14a-8 of the Exchange Act or any applicable rules thereunder as may be amended or promulgated thereunder from time to time.
“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Ordinary Share”	means an ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Person”	means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a governmental entity.
“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Share”	means an Ordinary Share or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Magnum Opus Holdings LLC, a Cayman Islands limited liability company, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Subscriber”	means the subscriber to the Memorandum.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

1.2
In the Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

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(c)
words importing persons include corporations as well as any other legal or natural person;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)
sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2
Commencement of Business

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3
Issue of Shares

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.

3.2
The Company shall not issue Shares to bearer.

4
Register of Members

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

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4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5
Closing Register of Members or Fixing Record Date

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6
Certificates for Shares

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

7
Transfer of Shares

7.1
Subject to Article 3.1, Shares are transferable subject to the approval of the Directors by resolution who may, in their absolute discretion, decline to register any transfer of Shares without giving any reason. If the Directors refuse to register a transfer they shall notify the transferee within two months of such refusal.

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7.2
The instrument of transfer of any Share shall be in writing and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee). The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8
Redemption, Repurchase and Surrender of Shares

8.1
Subject to the provisions of the Statute the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of the Shares.

8.2
Subject to the provisions of the Statute, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member.

8.3
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4
The Directors may accept the surrender for no consideration of any fully paid Share.

9
Treasury Shares

9.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10
Variation of Rights of Shares

10.1
If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

11
Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be

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satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12
Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13
Lien on Shares

13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14
Call on Shares

14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

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14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15
Forfeiture of Shares

15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

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16
Transmission of Shares

16.1
If a Member dies the survivor or survivors (where he was a joint holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17
Amendments of Memorandum and Articles of Association and Alteration of Capital

17.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

17.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

17.3
Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(a)
change its name;

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(b)
alter or add to the Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

18
Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
19
General Meetings

19.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

19.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint and if no other time and place is prescribed by them, it shall be held at the Registered Office on the second Wednesday in December of each year at ten o’clock in the morning. At these meetings the report of the Directors (if any) shall be presented.

19.3
The Directors may call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

19.4
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than twenty-five (25) per cent. in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

19.5
The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

19.6
If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

19.7
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

20
Notice of General Meetings

20.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety five per cent. in par value of the Shares giving that right.

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20.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

21
Advance Notice for Business

21.1
At each annual general meeting, the Members shall appoint the Directors then subject to appointment in accordance with the procedures set forth in the Articles and subject to the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. At any such annual general meeting any other business properly brought before the annual general meeting may be transacted.

21.2
To be properly brought before an annual general meeting, business must be:

(a)
specified in the notice of the annual general meeting (or any supplement thereto) given to Members by or at the direction of the Directors in accordance with the Articles;

(b)
otherwise properly brought before the annual general meeting by or at the direction of the Directors; or

(c)
otherwise properly brought before the annual general meeting by a Member who:

(i)
is a Minimum Member at the time of giving of the notice provided for in this Article and at the time of the annual general meeting;

(ii)
is entitled to vote at such annual general meeting; and

(iii)
complies with the notice procedures set forth in this Article.

21.3
For any such business to be properly brought before any annual general meeting pursuant to Article 21.2(c), the Member must have given timely notice thereof in writing, either by personal delivery or express or registered mail (postage prepaid), to the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. However, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Member’s notice must be received by the Company not later than the later of: (x) the close of business 90 days prior to the date of such annual general meeting; and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a Member’s notice as described herein.

21.4
Any such notice of other business shall set forth as to each matter the Member proposes to bring before the annual general meeting:

(a)
a brief description of the business desired to be brought before the annual general meeting, the reasons for conducting such business at the annual general meeting and the text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Articles, the text of the proposed amendment), which shall not exceed 1,000 words;

(b)
as to the Member giving notice and any beneficial owner on whose behalf the proposal is made:

(i)
the name and address of such Member (as it appears in the Register of Members) and such beneficial owner on whose behalf the proposal is made;

(ii)
the class and number of Shares which are, directly or indirectly, owned beneficially or of record by any such Member and by such beneficial owner, respectively, or their respective Affiliates (naming such Affiliates), as at the date of such notice;

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(iii)
a description of any agreement, arrangement or understanding (including, without limitation, any swap or other derivative or short positions, profit interests, options, hedging transactions, and securities lending or borrowing arrangement) to which such Member or any such beneficial owner or their respective Affiliates is, directly or indirectly, a party as at the date of such notice: (x) with respect to any Shares; or (y) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of share price changes (increases or decreases) for, or increase or decrease the voting power of such Member or beneficial owner or any of their Affiliates with respect to Shares or which may have payments based in whole or in part, directly or indirectly, on the value (or change in value) of any Shares (any agreement, arrangement or understanding of a type described in this Article 21.4(b)(iii), a “Covered Arrangement”); and

(iv)
a representation that the Member is a holder of record of Shares entitled to vote at such annual general meeting and intends to appear in person or by proxy at the annual general meeting to propose such business;

(c)
a description of any direct or indirect material interest by security holdings or otherwise of the Member and of any beneficial owner on whose behalf the proposal is made, or their respective Affiliates, in such business (whether by holdings of securities, or by virtue of being a creditor or contractual counterparty of the Company or of a third party, or otherwise) and all agreements, arrangements and understandings between such Member or any such beneficial owner or their respective Affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business by such Member;

(d)
a representation whether the Member or the beneficial owner intends or is part of a corporate group or other group which intends:

(i)
to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Shares required to approve or adopt the proposal; and/or

(ii)
otherwise to solicit proxies from Members in support of such proposal;

(e)
an undertaking by the Member and any beneficial owner on whose behalf the proposal is made to:

(i)
notify the Company in writing of the information set forth in Articles 21.4(b)(ii), (b)(iii) and (c) above as at the record date for the annual general meeting promptly (and, in any event, within five business days) following the later of the record date or the date notice of the record date is first disclosed by public announcement; and

(ii)
update such information thereafter within two business days of any change in such information and, in any event, as at close of business on the day preceding the meeting date; and

(f)
any other information relating to such Member, any such beneficial owner and their respective Affiliates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, such proposal pursuant to section 14 of the Exchange Act, to the same extent as if the Shares were registered under the Exchange Act.

21.5
Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Article shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 of the Exchange Act and such Member’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the annual general meeting; provided, that such Member shall have provided the information required by Article 21.4; provided, further, that the information required by Article 21.4(b) may be satisfied by providing the information to the Company required pursuant to Rule 14a-8(b) of the Exchange Act.

21.6
Notwithstanding anything in the Articles to the contrary:

(a)
no other business brought by a Member shall be conducted at any annual general meeting except in accordance with the procedures set forth in this Article; and

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(b)
unless otherwise required by Applicable Law and the rules of any applicable stock exchange or quotation system on which Shares may be then listed or quoted, if a Member intending to bring business before an annual general meeting in accordance with this Article does not: (x) timely provide the notifications contemplated by Article 21.4(e) above; or (y) timely appear in person or by proxy at the annual general meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Company or any other person or entity.

21.7
Except as otherwise provided by Applicable Law or the Articles, the chairman or co-chairman of any annual general meeting shall have the power and duty to determine whether any business proposed to be brought before an annual general meeting was proposed in accordance with the foregoing procedures (including whether the Member solicited or did not so solicit, as the case may be, proxies in support of such Member’s proposal in compliance with such Member’s representation as required by Article 21.4(d)) and if any business is not proposed in compliance with this Article, to declare that such defective proposal shall be disregarded. The requirements of this Article shall apply to any business to be brought before an annual general meeting by a Member and other than matters properly brought under Rule 14a-8 of the Exchange Act. For purposes of the Articles, “public announcement” shall mean disclosure in a press release of the Company reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed or furnished by the Company with or to the Securities and Exchange Commission pursuant to section 13, 14 or 15(b) of the Exchange Act.

21.8
Nothing in this Article shall be deemed to affect any rights of:

(a)
Members to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act; or

(b)
the holders of any class of Preference Shares, or any other class of Shares authorised to be issued by the Company, to make proposals pursuant to any applicable provisions thereof.

21.9
Notwithstanding the foregoing provisions of this Article, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article, if applicable.

22
Proceedings at General Meetings

22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.

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22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6
If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7
The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8
When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands, the chairman demands a poll, or any other Member or Members collectively present in person or by proxy (or in the case of a corporation or other non-natural person, by its duly authorised representative or proxy) and holding at least ten per cent. in par value of the Shares giving a right to attend and vote at the meeting demand a poll.

22.10
Unless a poll is duly demanded and the demand is not withdrawn a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost or not carried by a particular majority, an entry to that effect in the minutes of the proceedings of the meeting shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

22.11
The demand for a poll may be withdrawn.

22.12
Except on a poll demanded on the election of a chairman or on a question of adjournment, a poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14
In the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall be entitled to a second or casting vote.

23
Votes of Members

23.1
Subject to any rights or restrictions attached to any Shares, on a show of hands every Member who (being an individual) is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote and on a poll every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

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23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6
On a poll or on a show of hands votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands and shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
On a poll, a Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24
Proxies

24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3
The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the

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Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.
25
Corporate Members

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.
26
Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
27
Directors

27.1
There shall be a board of Directors consisting of not less than one person (exclusive of alternate Directors) to be appointed in accordance with Article 29, provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

28
Powers of Directors

28.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29
Appointment and Removal of Directors

29.1
Subject to Articles 29.2, 29.3, 29.4 and 29.5, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.2
The Board shall comprise nine (9) Directors with the composition as follows: (i) one (1) individual nominated by Sponsor (together with any individual designated pursuant to Section 2.1(b) of the Investor Rights Agreement, the “Sponsor Director”), (ii) two (2) individuals nominated by IWM (together with any individuals designated pursuant to Section 2.1(c) of the Investor Rights Agreement (each, an “IWM Director”), (iii) the chief executive officer of the Company (together with any individuals designated pursuant to Section 2.1(d) of the Investor Rights Agreement, the “CEO Director”), and (iv) five (5) individuals jointly nominated by the mutual agreement of Sponsor and IWM (the “Joint Directors”). The Directors shall be divided into three classes of directors (Class I,

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Class II and Class III). The number of Directors in each class shall be as nearly equal as possible. The initial Directors shall by resolution classify themselves as Class I, Class II or Class III Directors provided that the number of Directors in each class shall be as nearly equal as possible. The initial term of the Class I Directors shall expire immediately following the Company’s first annual general meeting of the Company at which Directors are appointed. The initial term of the Class II Directors shall expire immediately following the Company’s second annual general meeting of the Company at which Directors are appointed. The initial term of the Class III Directors shall expire immediately following the Company’s third annual meeting at which Directors are appointed. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.
29.3
From and after the initial Board is constituted pursuant to Article 29.2, the Company shall take all necessary action to ensure that the Board consists of such number of Independent Directors so as to meet the independence requirements of the Designated Stock Exchange or any other securities exchange on which the Equity Securities of the Company are then listed.

29.4
The Sponsor or IWM, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and the Company shall take all necessary action to cause the removal of any such nominee at the request of the applicable party and (ii) designate Directors for appointment to the Board to fill vacancies created by reason of death, removal, resignation or otherwise of its nominees to the Board, and the Company shall take all necessary action to nominate or cause the Board to appoint, as applicable, replacement Directors designated by the applicable party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

29.5
Upon any decrease in the number of Directors that the Sponsor or IWM, as applicable, shall be entitled to designate for nomination to the Board in accordance with Article 29.2 above, the Sponsor or IWM, as applicable, shall take all necessary action to cause the appropriate number of Sponsor Director or IWM Directors, as applicable, to offer to tender their resignation at least 60 days prior to the expected date of the Company’s next annual meeting of shareholders; provided, that, for the avoidance of doubt, such resignation may be made effective as of the last day of the term of such Director. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee may, in its sole discretion, recommend for nomination the Director that has tendered his or her resignation pursuant to this Article 29.5.

29.6
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

30
Vacation of Office of Director

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)
the Director absents himself (for the avoidance of doubt, without being represented by proxy or an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

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31
Proceedings of Directors

31.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office. A person who holds office as an alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

31.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

31.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an alternate Director being entitled to sign such a resolution on behalf of his appointor and if such alternate Director is also a Director, being entitled to sign such resolution both on behalf of his appointer and in his capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5
A Director or alternate Director may, or other officer of the Company on the direction of a Director or alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7
The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8
All acts done by any meeting of the Directors or of a committee of the Directors (including any person acting as an alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director or alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9
A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

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32
Presumption of Assent

A Director or alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or alternate Director who voted in favour of such action.
33
Directors’ Interests

33.1
A Director or alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2
A Director or alternate Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

33.3
A Director or alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4
No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5
A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34
Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or alternate Directors present at each meeting.
35
Delegation of Directors’ Powers

35.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors. They may also delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by him provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any

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such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.
35.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.4
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.5
The Directors may appoint such officers of the Company (including, for the avoidance of doubt and without limitation, any secretary) as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an officer of the Company may be removed by resolution of the Directors or Members. An officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36
Alternate Directors

36.1
Any Director (but not an alternate Director) may by writing appoint any other Director, or any other person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him.

36.2
An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors, and generally to perform all the functions of his appointor as a Director in his absence.

36.3
An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

36.4
Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

36.5
Subject to the provisions of the Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

37
No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.

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38
Remuneration of Directors

38.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

38.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

39
Seal

39.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some officer of the Company or other person appointed by the Directors for the purpose.

39.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

39.3
A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

40
Dividends, Distributions and Reserve

40.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

40.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

40.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

40.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.

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40.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

40.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

40.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

40.8
No Dividend or other distribution shall bear interest against the Company.

40.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

41
Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
42
Books of Account

42.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.

42.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have

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any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.
42.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

43
Audit

43.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

43.2
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

43.3
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

44
Notices

44.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Any notice, if posted from one country to another, is to be sent by airmail.

44.2
Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

44.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

44.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where

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the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.
45
Winding Up

45.1
If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

45.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

46
Indemnity and Insurance

46.1
Every Director and officer of the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

46.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.

46.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law,

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would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.
47
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
48
Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
49
Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

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Exhibit B
EXECUTION VERSION
Confidential
INVESTOR RIGHTS AGREEMENT
THIS INVESTOR RIGHTS AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with its terms, the “Investor Rights Agreement”), dated as of August 26, 2021 (the “Effective Date”), is made by and among (i) Magnum Opus Acquisition Limited, an exempted company incorporated with limited liability in the Cayman Islands (“PubCo”); (ii) Magnum Opus Holdings LLC, a Cayman Islands limited liability company (“Sponsor”); (iii) Integrated Whale Media Investment Inc., a BVI business company incorporated under the laws of the British Virgin Islands (“IWM”); (iv) Highlander Management LLC, a limited liability company organized in the State of Delaware (“Highlander”); and (v) the individuals listed as Other Holders on the signature pages hereto and each other Person who executes a joinder as an “Other Holder” (collectively, the “Other Holders”). Each of PubCo, Sponsor, Highlander, IWM and the Other Holders may be referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, PubCo has entered into that certain Business Combination Agreement, dated as of the Effective Date (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “Business Combination Agreement”), by and among PubCo, Highlander, IWM, Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”), and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“FGMH”) in connection with the business combination (the “Business Combination”) set forth in the Business Combination Agreement;
WHEREAS, pursuant to the Business Combination Agreement, Highlander and IWM will sell to PubCo, and PubCo will purchase from Highlander and IWM, the Highlander Shares and the IWM Shares, respectively;
WHEREAS, PubCo, Sponsor and the Other Holders entered into that certain Registration and Shareholder Rights Agreement, dated as of March 23, 2021 (the “Original RRA”);
WHEREAS, in connection with the execution of this Investor Rights Agreement, PubCo, Sponsor and the Other Holders desire to terminate (a) the Original RRA and replace it with this Investor Rights Agreement, and (b) the lock-up provisions in Sections 7(a), 7(b) and 7(c) of the Letter Agreement, dated March 23, 2021 (the “Letter Agreement”), among Sponsor, PubCo and the other parties thereto identified therein, and entering into this Investor Rights Agreement, as “Insiders”, and replace it with the lock-up provisions in Article IV of this Investor Rights Agreement; and
WHEREAS, on the Effective Date, the Parties desire to set forth their agreement with respect to governance, registration rights and certain other matters, in each case in accordance with the terms and conditions of this Investor Rights Agreement.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Investor Rights Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows:

ARTICLE I
DEFINITIONS
Section 1.1   Definitions. As used in this Investor Rights Agreement, the following terms shall have the following meanings:
“AAA” has the meaning set forth in Section 5.7(b).
“Action” has the meaning set forth in Section 5.13(a).
“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) would reasonably be expected to have a material adverse effect on any proposal or plan by PubCo or any of its subsidiaries to engage in any material acquisition of assets or shares (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving PubCo and either (x) PubCo has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on PubCo or PubCo’s ability to consummate such transaction, or (z) such transaction renders PubCo unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.
“Affiliate” of any particular Person means any other Person that directly, or indirectly through one or more of its intermediaries, controls, is controlled by or under common control with such particular Person, where “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise; provided, that no Party or affiliate thereof shall be deemed an Affiliate of PubCo or any of its subsidiaries for purposes of this Investor Rights Agreement.
“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.
“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
“Board” means the board of directors of PubCo.
“Business Combination” has the meaning set forth in the Recitals.
“Business Combination Agreement” has the meaning set forth in the Recitals.
“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized by Law to close in the State of New York, Hong Kong, the Cayman Islands or the British Virgin Islands.
“Closing” has the meaning given to such term in the Business Combination Agreement.
“Closing Date” has the meaning given to such term in the Business Combination Agreement.
“Company Shares” means shares of FGMH with a par value of $1.00 per share.
“Confidential Information” has the meaning set forth in Section 2.7.
“Demand Delay” has the meaning set forth in Section 3.2(a)(i).
“Demand Initiating Holders” has the meaning set forth in Section 3.2(a).
“Demand Period” has the meaning set forth in Section 3.2(c).

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“Demand Registration” has the meaning set forth in Section 3.2(a).
“Demand Registration Notice” has the meaning set forth in Section 3.2(a).
“Distribution” means a distribution, however structured (including through dissolution), by any Holder of Equity Securities of PubCo to such Holder’s limited partners, members or equityholders (as applicable).
“Effective Date” has the meaning set forth in the Preamble.
“Entity” means a Person that is not a natural Person.
“Equity Securities” means, with respect to any Person, all of the shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock or restricted share awards, restricted stock or restricted share units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.
“Family Member” means with respect to any Person, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such Person or any trust created for the benefit of such Person or of which any of the foregoing is a beneficiary.
“FGH” has the meaning set forth in the Recitals.
“FGMH” has the meaning set forth in the Recitals.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Governmental Entity” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body or arbitrator (public or private), or any Self-Regulatory Organization (in each case to the extent that the rules, regulations or orders of such body or authority have the force of Law).
“Highlander” has the meaning set forth in the Preamble.
“Highlander Shares” means all of the Company Shares held by Highlander.
“Holder” means any holder of Registrable Securities who is a Party to, or who succeeds to rights under, this Investor Rights Agreement pursuant to Section 5.1; provided, that a Party who does not hold Registrable Securities as of the Closing Date and who acquires Registrable Securities after the Closing Date will not be a Holder until such Party gives PubCo a representation in writing of the number of Registrable Securities it holds.
“Holder Indemnitees” has the meaning set forth in Section 5.13(a).
“Indemnification Sources” has the meaning set forth in Section 5.13(c).
“Indemnified Liabilities” has the meaning set forth in Section 5.13(a).
“Indemnified Party” has the meaning set forth in Section 3.6(c).
“Indemnitee-Related Entities” has the meaning set forth in Section 5.13(c).
“Investor Rights Agreement” has the meaning set forth in the Preamble.

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“IWM” has the meaning set forth in the Preamble.
“IWM Shares” means all of the shares of no par value in the capital of FGH held by IWM.
“Independent Director” means an individual who qualifies as “independent” as such term is used in the New York Stock Exchange rules.
“Laws” means any laws (statutory, common or otherwise), acts, statutes, constitutions, treaties, directive, executive order, injunction, judgment, decree, ordinances, codes, rules, regulations or rulings of a Governmental Entity. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.
“Letter Agreement” has the meaning set forth in the Recitals.
“Lock-Up Period” means the period commencing on the Closing Date and ending on the date falling twelve (12) months following the Closing Date.
“Lock-Up Shares” has the meaning set forth in Section 4.1.
“Market Stand-Off Period” has the meaning set forth in Section 3.10.
“Marketed” means an Underwritten Shelf Take-Down or other Underwritten Offering, as applicable, that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by Underwriters over a period of at least 48 hours.
“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iii).
“Maximum Offering Size” has the meaning set forth in Section 3.2(d).
“Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions (a) are not prohibited by applicable Law and within such Party’s control, (b) do not directly conflict with any rights expressly granted to such Party in this Investor Rights Agreement or the Business Combination Agreement and (c) in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that PubCo’s directors may have in such capacity) necessary to cause such result, including, but not limited to, (i) calling extraordinary general meetings of PubCo, (ii) voting or providing a written consent or proxy, if applicable in each case, with respect to Ordinary Shares, (iii) causing the adoption of shareholders’ resolutions and amendments to the Organizational Documents, (iv) executing agreements and instruments, (v) making, or causing to be made, with Governmental Entities, all filings, registrations or similar actions that are required to achieve such result and (vi) nominating or appointing certain Persons (including to fill vacancies) and providing the highest level of support for election of such Persons to the Board in connection with the annual general meeting or extraordinary general meeting of PubCo.
“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down.
“Non-Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iv)(A).
“Ordinary Shares” means class A ordinary shares of a par value $0.0001 per share, of PubCo, including (i) any class A ordinary shares issuable upon the exercise of any warrant or other right to acquire class A ordinary shares and (ii) any Equity Securities of PubCo that may be issued or distributed or be issuable with respect to such class A ordinary shares by way of conversion, dividend, share split, share sub-division or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction.
“Organizational Documents” means, with respect to a Person that is not an individual, its articles of incorporation, certificate of incorporation, certificate of formation, bylaws, memorandum and/or articles of incorporation, operating agreement, certificate of limited partnership, partnership agreement and/or similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, incorporation or organization of such Person, including any amendments thereto.
“Original RRA” has the meaning set forth in the Recitals.

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“Other Holders” has the meaning set forth in the Preamble.
“Party” has the meaning set forth in the Preamble.
“Permitted Transferee” means with respect to any Person, (i) any Family Member of such Person (or to a trust, the beneficiary of which is a Family Member of such Person), (ii) any Affiliate of such Person, (iii) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (iii) who operates or engages in a business which competes with the business of PubCo and its subsidiaries), (iv) a charitable organization or (v) any direct or indirect limited partners, members or equity holders of such Person (including via distribution or dissolution).
“Person” means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a Governmental Entity.
“Piggyback Registration Notice” has the meaning set forth in Section 3.3(a)(i).
“Principal Parties” means each of Sponsor and IWM.
“Proceeding” has the meaning set forth in Section 5.7(b).
“Prospectus” means the prospectus included in any Registration Statement, all amendments (including post-effective amendments) and supplements to such prospectus, and all material incorporated by reference in such prospectus.
“PubCo” has the meaning set forth in the Preamble.
“Registrable Securities” means (a) any Ordinary Shares, (b) any Warrants or any Ordinary Shares issued or issuable upon the exercise thereof and (c) any Equity Securities of PubCo or any subsidiary of PubCo that may be issued or distributed or be issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, share split, share sub-division or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case held directly or indirectly by Sponsor, Highlander, IWM or the Other Holders, or in each case, any of their respective Permitted Transferees; provided,that, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by PubCo and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC); or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” means a registration, including any related Shelf Take-Down, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.
“Registration Expenses” means the out-of-pocket expenses of a Registration or other Transfer pursuant to the terms of this Investor Rights Agreement, including (a) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision)), (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (e) the fees and disbursements of counsel for PubCo and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (f) any fees and disbursements of Underwriters customarily paid by the issuers or sellers of securities, including liability insurance if PubCo so desires or if the Underwriters so require, and the reasonable fees and expenses of any

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special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (g) the reasonable and documented fees and out-of-pocket expenses of one counsel for all of the Holders participating in such Registration or other Transfer, selected by such Holders that own a majority of the Registrable Securities participating in such Registration or other Transfer and (h) the costs and expenses of PubCo relating to analyst and investor presentations or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Holders).
“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Investor Rights Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person acting on behalf of such Person.
“Restricted Shelf Take-Down” means a Non-Marketed Underwritten Shelf Take-Down or a Non-Underwritten Shelf Take-Down.
“Restricted Take-Down Selling Holders” has the meaning set forth in Section 3.1(d)(iv)(B).
“Rules” has the meaning set forth in Section 5.7(b).
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, as the same shall be in effect from time to time.
“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party.
“Shared Representative” has the meaning set forth in Section 2.7.
“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement.
“Shelf Registration” means a registration of securities pursuant to a Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.
“Shelf Registration Statement” means a Registration Statement of PubCo filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if PubCo is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the Registrable Securities, as applicable.
“Shelf Suspension” has the meaning set forth in Section 3.1(c).
“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by a Shelf Take-Down Initiating Holder pursuant to a Shelf Registration Statement.
“Shelf Take-Down Initiating Holders” means the Holders holding at least ten percent (10%) of the Registrable Securities, and solely with respect to Non-Underwritten Shelf Take-Downs, the other Shelf Holders.
“Sponsor” has the meaning set forth in the Preamble.
“Sponsor Director” has the meaning set forth in Section 2.1.
“Subscription Agreements” has the meaning given to such term in the Business Combination Agreement.

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“Subsequent Shelf Registration” has the meaning set forth in Section 3.1(b).
“Subsidiary” means, with respect to any Person, any Entity of which a majority of the total voting power entitled (without regard to the occurrence of any contingency) to vote in the appointment or election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other Entity of which a majority of the partnership, limited liability company or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other Entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other Entity or controls the managing member or general partner or similar position of such partnership, limited liability company, association or other Entity.
“Take-Down Participation Notice” has the meaning set forth in Section 3.1(d)(iv)(C).
“Take-Down Tagging Holder” has the meaning set forth in Section 3.1(d)(iv)(B).
“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, assignment, sale, pledge, encumberance, mortgage, or hypothecation, distribution or other disposition by the Transferor (whether by operation of law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, assigns, sells, offers to sell, pledges, encumbers, mortgages or hypothecates, grants any options to purchase or otherwise dispose of, distributes or otherwise disposes of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.
“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.
“Underwritten Offering” means a Registration in which securities of PubCo are sold to an Underwriter for distribution to the public.
“Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(ii)(A).
“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 3.1(d)(ii)(A).
“Warrants” means (a) warrants to purchase 6,000,000 Ordinary Shares issued to Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated March 23, 2021, by and between Sponsor and PubCo, and (b) warrants to purchase up to 2,000,000 Ordinary Shares issuable to Sponsor upon the conversion of working capital loans, in each case, for a purchase price of $1.00 per warrant.
“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.
Section 1.2   Interpretive Provisions. For all purposes of this Investor Rights Agreement, except as otherwise provided in this Investor Rights Agreement or unless the context otherwise requires:
(a)   the meanings of defined terms are applicable to the singular as well as the plural forms of such terms;
(b)   the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Investor Rights Agreement, refer to this Investor Rights Agreement as a whole and not to any particular provision of this Investor Rights Agreement;
(c)   references in this Investor Rights Agreement to any Law shall be deemed also to refer to such Law, and all rules and regulations promulgated thereunder;

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(d)   whenever the words “include”, “includes” or “including” are used in this Investor Rights Agreement, they shall mean “without limitation;”
(e)   the captions and headings of this Investor Rights Agreement are for convenience of reference only and shall not affect the interpretation of this Investor Rights Agreement; and
(f)   pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.
ARTICLE II
GOVERNANCE
Section 2.1   Board of Directors.
(a)   Board Structure; Initial Composition.   Each of the Parties hereto, severally and not jointly, agrees to take all Necessary Action to cause the Board to be comprised of nine (9) directors at and immediately following the Closing. The Parties hereto, severally and not jointly, agree to take all Necessary Action to cause the Board as of the Closing to be comprised of (i) one (1) individual nominated by Sponsor (together with any individual designated pursuant to Section 2.1(a) of this Investor Rights Agreement, the “Sponsor Director”), (ii) two (2) individuals nominated by IWM (together with any individuals designated pursuant to Section 2.1(c) of this Investor Rights Agreement (each, an “IWM Director”), (iii) the chief executive officer of PubCo (together with any individuals designated pursuant to Section 2.1(d) of this Investor Rights Agreement, the “CEO Director”), and (iv) five (5) individuals jointly nominated by the mutual agreement of Sponsor and IWM (the “Joint Directors”). At and following the Closing, each of the Parties, severally and not jointly, agrees to take all Necessary Action to cause the foregoing directors to be divided into three classes of directors (Class I, Class II and Class III), with each class serving for staggered three-year terms. The Principal Parties shall mutually agree on which directors shall serve in each class as of the Closing. The initial term of the Class I directors shall expire immediately following PubCo’s 2022 annual general meeting of PubCo at which directors are appointed. The initial term of the Class II directors shall expire immediately following PubCo’s 2023 annual general meeting of PubCo at which directors are appointed. The initial term of the Class III directors shall expire immediately following PubCo’s 2024 annual meeting at which directors are appointed.
(b)   Sponsor Representation.   Following the Closing, for so long as Sponsor and the Other Holders Beneficially Own Ordinary Shares in PubCo representing at least the percentage, shown below, of the Ordinary Shares held by Sponsor and the Other Holders immediately after the Closing, PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, as such term is defined in the Business Combination Agreement, a number of individuals designated by Sponsor that, if appointed, will result in Sponsor having a number of directors serving on the Board as shown below:
Ordinary Shares Beneficially Owned by Sponsor and the Other Holders (and their Permitted
Transferees) as a Percentage of the Ordinary Shares Beneficially Owned by Sponsor and the Other
Holders on the Closing Date	Number of Sponsor Directors
50% or greater	1
(c)   IWM Representation.   Following the Closing, for so long as IWM Beneficially Owns Ordinary Shares in PubCo representing at least the percentage, shown below, of the Ordinary Shares held by IWM immediately after the Closing, PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, a number of individuals designated by IWM that, if appointed, will result in IWM having a number of directors serving on the Board as shown below:
Ordinary Shares Beneficially Owned by IWM (and its Permitted Transferees) as a Percentage of the Ordinary Shares Beneficially Owned by IWM on the Closing Date	Number of IWM Directors
40% or greater	2
12.5% or greater, but less than 40%	1

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(d)   Company Representation.   Following the Closing, PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, the then current chief executive officer of PubCo as the CEO Director.
(e)   Independent Directors.   From and after the initial slate of the Board is constituted pursuant to Section 2.1(a), PubCo shall take all Necessary Action to ensure that the Board consists of such number of Independent Directors so as to meet the independence requirements of the New York Stock Exchange or any other securities exchange on which the Equity Securities of PubCo are then listed.
(f)   Removal; Vacancies.   Sponsor or IWM, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and PubCo shall take all Necessary Action to cause the removal of any such nominee at the request of the applicable Party and (ii) designate directors for appointment to the Board to fill vacancies created by reason of death, removal, resignation or otherwise of its nominees to the Board, and PubCo shall take all Necessary Action to nominate or cause the Board to appoint, as applicable, replacement directors designated by the applicable Party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).
(g)   Decrease in Directors.   Upon any decrease in the number of directors that Sponsor or IWM, as applicable, is entitled to designate for nomination to the Board pursuant to Section 2.1(b) and Section 2.1(c), the Principal Parties, as applicable, shall take all Necessary Action to cause the appropriate number of Sponsor Director or IWM Directors, as applicable, to offer to tender their resignation at least 60 days prior to the expected date of PubCo’s next annual meeting of shareholders; provided, that, for the avoidance of doubt, such resignation may be made effective as of the last day of the term of such director. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee may, in its sole discretion, recommend for nomination the director that has tendered his or her resignation pursuant to this Section 2.1(g).
Section 2.2   Committees.   In accordance with PubCo’s Organizational Documents, as of the Closing, (i) the Board shall establish and maintain committees of the Board for (x) Audit, (y) Compensation and (z) Nominating and Corporate Governance, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board, in accordance with applicable Laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee.
Section 2.3   Compensation, Reimbursement of Expenses.   Each Sponsor Director and IWM Director appointed or duly elected to the Board shall be entitled to compensation consistent with the compensation received by other directors, including any fees and equity awards. PubCo shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.
Section 2.4   Indemnification.   PubCo shall provide the Sponsor Director and the IWM Directors with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of PubCo and PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Sponsor Director or IWM Director nominated pursuant to this Investor Rights Agreement as and to the extent consistent with applicable Law, the Organizational Documents of PubCo and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).
Section 2.5   D&O Insurance.   PubCo shall (i) purchase directors’ and officers’ liability insurance in an amount determined by the Board to be reasonable and customary and (ii) for so long as any Sponsor Director or IWM Director serves as a director, maintain such directors’ and officers’ liability insurance coverage with respect to such director; provided, that upon removal or resignation of any such director for any reason, PubCo shall take all actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage with respect to such director for a period of not less than six (6) years from any such event in respect of any act or omission of such director occurring at or prior to such event.

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Section 2.6   Review of Nominees.   Any nominee as a Sponsor Director, IWM Director, CEO Director or Joint Director (or alternate thereof) shall be subject to PubCo’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, PubCo or IWM may reasonably object to any such nominee within 15 days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (1) such nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) such nominee was the subject of any order, judgment or decree not subsequently reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws; (3) such nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (2)(B), or to be associated with persons engaged in such activity; (4) such nominee was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or (5) such nominee was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities laws or regulations. In the event the Board reasonably finds any such nominee to be unsuitable based upon one or more of the foregoing clauses (1) through (5) and reasonably objects to such nominated director, the applicable Holder shall be entitled to propose a different nominee to the Board within thirty (30) days of PubCo’s or IWM’s notice to such Holder of its objection to such nominee and such replacement nominee shall be subject to the review process outlined in this Section 2.6.
Section 2.7   Sharing of Information.   To the extent permitted by antitrust, competition or any other applicable Law, each of Parties agree and acknowledge that the directors designated by Sponsor and IWM may share confidential, non-public information about PubCo and its subsidiaries (“Confidential Information”) with Sponsor and IWM, as applicable. Each of Sponsor and IWM recognizes that it, or its Affiliates and Representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause PubCo substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate. Accordingly, each of Sponsor and IWM covenants and agrees with PubCo that it will not (and will cause its respective controlled Affiliates and direct its Representatives who actually receive Confidential Information not to) at any time, except with the prior written consent of PubCo, directly or indirectly, disclose any Confidential Information known to it to any third party, unless (a) such information becomes known to the public through no fault of such Party, (b) disclosure is required by applicable Law (including any filing following the Closing Date with the SEC pursuant to applicable securities laws) or court of competent jurisdiction or requested by a Governmental Entity; provided, that (other than in the case of any required filing following the Closing Date with the SEC or in connection with any routine audit or examination as described below) such Party promptly notifies PubCo of such requirement or request and takes commercially reasonable steps, at the sole cost and expense of PubCo, to minimize the extent of any such required disclosure, (c) such information was available or becomes available to such Party before, on or after the Effective Date, without restriction, from a source (other than PubCo) without any breach of duty to PubCo or (d) such information was independently developed by such Party or its Representatives without the use of the Confidential Information. Notwithstanding the foregoing, nothing in this Investor Rights Agreement shall prohibit any of Sponsor or IWM from disclosing Confidential Information (x) to any Affiliate, Representative, limited partner, member or shareholder of such Party, provided, that such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information and such Party shall be responsible for any breach of this Section 2.7 by any such Person or (y) if such disclosure is made to a governmental or regulatory authority with jurisdiction over such Party in connection with a routine audit or examination that is not specifically directed at PubCo or the Confidential Information, provided that such Party shall request that confidential treatment be accorded to any information so disclosed. No Confidential Information shall be deemed to be provided to any Person, including any Affiliate of Sponsor or IWM, unless such Confidential Information is actually provided to such Person. Furthermore, receipt of Confidential Information shall not be imputed to any

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Affiliate of Sponsor or IWM solely by virtue of the fact that the party serves in a similar capacity for such Affiliate (a “Shared Representative”) and has received Confidential Information unless a Shared Representative (x) conveys, shares or communicates, in any manner, Confidential Information to such Affiliate or (y) participates, directly or indirectly, on behalf of such Affiliate in activities prohibited by this Investor Rights Agreement.
ARTICLE III
REGISTRATION RIGHTS
Section 3.1   Shelf Registration.
(a)   Filing.   PubCo shall file, as soon as is reasonably practicable and in any event within sixty (60) days of the Closing Date, a Shelf Registration Statement covering the resale of all Registrable Securities (except as determined by PubCo pursuant to Section 3.7 as of two Business Days prior to such filing) on a delayed or continuous basis. PubCo shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as practicable after such filing, but in no event later than the 105th calendar day (or 165th calendar day if the SEC notifies PubCo that it will “review” the Shelf Registration Statement) after the Closing Date. PubCo shall maintain such Shelf Registration Statement in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. In the event PubCo files a Shelf Registration Statement on Form S-1, PubCo shall use its commercially reasonable efforts to convert such Shelf Registration Statement (and any Subsequent Shelf Registration) to a Shelf Registration Statement on Form S-3 as soon as practicable after PubCo is eligible to use Form S-3. PubCo shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 3.1(a). As soon as reasonably practicable following the effective date of the Shelf Registration Statement filed pursuant to this Section 3.1(a), PubCo shall notify the Holders of the effectiveness of such Shelf Registration Statement. On its effective date, the Shelf Registration Statement will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(b)   Subsequent Shelf Registration.   If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while there remain any Registrable Securities registered by such Shelf Registration Statement, PubCo shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities registered by such prior Shelf Registration Statement. If a Subsequent Shelf Registration is filed, PubCo shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if PubCo is a Well-Known Seasoned Issuer), (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Subsequent Shelf Registration have been sold or cease to be Registrable Securities and (iii) keep the Holders reasonably informed in respect of the foregoing.
(c)   Suspension of Filing or Registration.   If PubCo shall furnish to the Shelf Holders, a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the

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filing, effectiveness or continued use of any Shelf Registration Statement would require PubCo to make an Adverse Disclosure, then PubCo shall have a period of not more than sixty (60) days within which to delay the filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf Registration Statement that has been declared effective, to suspend the use by Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that PubCo shall not be permitted to exercise in any twelve (12) month period (i) more than one (1) Shelf Suspension pursuant to this Section 3.1(c) and Demand Delay pursuant to Section 3.2(a). Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by PubCo, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law. In the case of a Shelf Suspension that occurs after the effectiveness of the applicable Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above. PubCo shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (i) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Shelf Registration Statement, shall amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension and furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request. PubCo agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by PubCo for the Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Shelf Holders Beneficially Owning a majority of the Registrable Securities then outstanding.
(d)   Shelf Take-Downs.
(i)   Generally.   Subject to the terms and provisions of this Article III, following the Lock-Up Period, a Shelf Take-Down Initiating Holder may initiate a Shelf Take-Down that, at the option of such Shelf Take-Down Initiating Holder (A) is in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (B) in the case of an Underwritten Shelf Take-Down, is Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holder to PubCo pursuant to the provisions of this Section 3.1(d).
(ii)   Underwritten Shelf Take-Downs.
(A)   A Shelf Take-Down Initiating Holder may elect in a written demand delivered to PubCo (an “Underwritten Shelf Take-Down Notice”) for any Shelf Take-Down that it has initiated to be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and PubCo shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable. The Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the Underwriter or Underwriters to administer such Underwritten Shelf Take-Down; provided, that such Underwriter or Underwriters shall be reasonably acceptable to PubCo.
(B)   With respect to any Underwritten Shelf Take-Down (including any Marketed Underwritten Shelf Take-Down), in the event that a Shelf Holder otherwise would be entitled to participate in such Underwritten Shelf Take-Down pursuant to this Section 3.1(d)(ii), Section 3.1(d)(iii) or Section 3.1(d)(iv), as the case may be, the right of such Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned upon such Shelf Holder’s participation in such underwriting and the inclusion of such Shelf Holder’s Registrable

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Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all Shelf Holders proposing to distribute their securities through such Underwritten Shelf Take-Down, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected in accordance with Section 3.1(d)(ii)(A). Notwithstanding any other provision of this Section 3.1, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per-security offering price) require a limitation of the number of Registrable Securities to be underwritten in an Underwritten Shelf Take-Down, then PubCo shall so advise all Shelf Holders that have requested to participate in such Underwritten Shelf Take-Down, and the number of Registrable Securities that may be included in such Underwritten Shelf Take-Down shall be allocated pro rata among such Shelf Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shelf Holders at the time of such Underwritten Shelf Take-Down; provided, that any Registrable Securities thereby allocated to a Shelf Holder that exceeds such Shelf Holder’s request shall be reallocated among the remaining Shelf Holders in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Shelf Take-Down shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from any contemporaneous Underwritten Offering. No Registrable Securities excluded from an Underwritten Shelf Take-Down by reason of the Underwriter’s marketing limitation shall be included in such underwritten offering.
(iii)   Marketed Underwritten Shelf Take-Downs.   The Shelf Take-Down Initiating Holder submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to PubCo pursuant to Section 3.1(d)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, PubCo shall promptly (but in any event no later than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders under such Shelf Registration Statement and any such Shelf Holders requesting inclusion in such Marketed Underwritten Shelf Take-Down must respond in writing within five (5) days after the receipt of such notice. Each such Shelf Holder that timely delivers any such request shall be permitted to sell in such Marketed Underwritten Shelf Take-Down subject to the terms and conditions of Section 3.1(d)(ii).
(iv)   Non-Marketed Underwritten Shelf Take-Downs and Non- Underwritten Shelf Take-Downs.
(A)   Any Shelf Take-Down Initiating Holder may initiate (x) an Underwritten Shelf Take-Down that is Non-Marketed (a “Non-Marketed Underwritten Shelf Take-Down”) or (y) a Shelf Take-Down that is not an Underwritten Shelf Take-Down (a “Non-Underwritten Shelf Take-Down”) by providing written notice thereof to PubCo and, to the extent required by Section 3.1(d)(iv)(B), PubCo shall provide written notice thereof to all other Shelf Holders. Any notice delivered pursuant to the immediately preceding sentence shall include (I) the total number of Registrable Securities expected to be offered and sold in such Shelf Take-Down and (II) the expected timing and plan of distribution of such Shelf Take-Down. For the avoidance of doubt, a Shelf Holder that is not a Shelf Take-Down Initiating Holder cannot initiate a Shelf Take-Down.
(B)   With respect to each Restricted Shelf Take-Down that is initiated prior to the expiration of the Lock-Up Period, the Shelf Take-Down Initiating Holder initiating such Restricted Shelf Take-Down shall provide written notice (a “Restricted Shelf Take-Down Notice”) of such Restricted Shelf Take-Down to PubCo and PubCo shall provide written notice thereof to all other Shelf Holders at least forty-eight (48) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down, which Restricted Shelf Take-Down Notice shall set forth (I) the total number of Registrable Securities expected to be offered and sold in such Restricted Shelf Take-Down, (II) the expected timing and plan of distribution of such Restricted Shelf Take-Down, (III) other than in the case of a Distribution

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(if applicable), an invitation to each Shelf Holder to elect (such Shelf Holders who make such an election being “Take-Down Tagging Holders” and, together with the Shelf Take-Down Initiating Holders and all other Persons (other than any Affiliates of the Shelf Take-Down Initiating Holders) who otherwise are Transferring, or have exercised a contractual or other right to Transfer, Registrable Securities in connection with such Restricted Shelf Take-Down, the “Restricted Take-Down Selling Holders”) to include in the Restricted Shelf Take-Down Registrable Securities held by such Take-Down Tagging Holder (but subject to Section 3.1(d)(ii)(B)) and (IV) the action or actions required (including the timing thereof) in connection with such Restricted Shelf Take-Down with respect to each Shelf Holder that elects to exercise such right (including the delivery of one or more share certificates representing Registrable Securities of such Shelf Holder to be sold in such Restricted Shelf Take-Down).
(C)   Upon delivery of a Restricted Shelf Take-Down Notice, each Shelf Holder may elect to sell Registrable Securities in such Restricted Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the Shelf Take-Down Initiating Holders, by sending an irrevocable written notice (a “Take-Down Participation Notice”) to PubCo within the time period specified in such Restricted Shelf Take-Down Notice (which time period shall be at least twenty-four (24) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down), indicating its, his or her election to sell up to the number of Registrable Securities in the Restricted Shelf Take-Down specified by such Shelf Holder in such Take-Down Participation Notice (but, in all cases, subject to Section 3.1(d)(ii)(B)). Following the time period specified in such Restricted Shelf Take-Down Notice, each Take-Down Tagging Holder that has delivered a Take-Down Participation Notice shall be permitted to sell in such Restricted Shelf Take-Down on the terms and conditions set forth in the Restricted Shelf Take-Down Notice, concurrently with the Shelf Take-Down Initiating Holders and the other Restricted Take-Down Selling Holders, the number of Registrable Securities calculated pursuant to Section 3.1(d)(ii)(B). It is understood that in order to be entitled to exercise its, his or her right to sell Registrable Securities in a Restricted Shelf Take-Down pursuant to this Section 3.1(d)(iv), each Take-Down Tagging Holder must agree to make the same representations, warranties, covenants, indemnities and agreements, if any, as the Shelf Take-Down Initiating Holders agree to make in connection with the Restricted Shelf Take-Down, with such additions or changes as are required of such Take-Down Tagging Holder by the Underwriters (if applicable).
(D)   Notwithstanding the delivery of any Restricted Shelf Take- Down Notice, all determinations as to whether to complete any Restricted Shelf Take-Down and as to the timing, manner, price and other terms and conditions of any Restricted Shelf Take-Down shall be at the sole discretion of the applicable Shelf Take-Down Initiating Holder, and PubCo agrees to cooperate in facilitating any Restricted Shelf Take-Down pursuant to Section 3.1(d). Each of the Shelf Holders agrees to reasonably cooperate with each of the other Shelf Holders and PubCo to establish notice, delivery and documentation procedures and measures to facilitate such other Shelf Holders’ participation in Restricted Shelf Take-Downs pursuant to this Section 3.1(d).
Section 3.2   Demand Registrations.
(a)   Holders’ Demand for Registration.   At any time when a Shelf Registration Statement is not effective pursuant to Section 3.1, Holders holding at least ten percent (10%) of the Registrable Securities at any time following the Lock-up Period (the then eligible Holders, the “Demand Initiating Holders”) may request in writing (a “Demand Registration Notice”) that PubCo shall file and effect a Registration Statement in connection with an Underwritten Offering other than a Shelf Registration or a Shelf Take-Down (a “Demand Registration”) of Registrable Securities held by such Holders. If at any time PubCo shall receive a Demand Registration Notice, PubCo shall:
(i)   within thirty (30) days following the receipt of a Demand Registration Notice (subject to compliance with any applicable covenants in any underwriting agreement for a previous registration), file the appropriate Registration Statement; provided, that PubCo shall not be obligated to file

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any Registration Statement or other disclosure document pursuant to this Section 3.2 (but shall be obligated to continue to prepare such Registration Statement or other disclosure document) if PubCo shall furnish to the Demand Initiating Holders a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing or effectiveness of such Registration Statement would require PubCo to make an Adverse Disclosure, in which case PubCo shall have an additional period (each, a “Demand Delay”) of not more than sixty (60) days within which to file such Registration Statement.; provided, however, that PubCo shall not exercise, in any twelve (12) month period, (x) more than one (1) Demand Delay pursuant to this Section 3.2(a) and Shelf Suspension pursuant to Section 3.1(c). The Demand Initiating Holders shall keep confidential the fact that a Demand Delay is in effect, the certificate referred to above and its contents for the permitted duration of the Demand Delay or until otherwise notified by PubCo, except (A) for disclosure to the Demand Initiating Holders’ employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law.
(b)   Underwriting.   If the Demand Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an Underwritten Offering, they shall so advise PubCo as part of their demand made pursuant to this Section 3.2, and PubCo shall include such information in the written notice referred to in Section 3.2(a). In such event, the right of the Holders’ registration pursuant to this Section 3.2 shall be conditioned upon the Demand Initiating Holders’ participation in such Underwritten Offering and the inclusion of the Demand Initiating Holders’ Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all holders of Registrable Securities of PubCo proposing to distribute their securities through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected by the Demand Initiating Holders and reasonably satisfactory to PubCo. Notwithstanding any other provision of this Section 3.2, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo shall so advise the Demand Initiating Holders, and the number of Registrable Securities that may be included in the Demand Registration and Underwritten Offering shall be allocated pro rata among the Demand Initiating Holders and other holders of Registrable Securities exercising a contractual or other right to dispose of Registrable Securities in such Underwritten Offering thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the Registration Statement; provided, that any Registrable Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the Demand Initiating Holders and other requesting holders of Registrable Securities in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from the Underwritten Offering. No Registrable Securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Demand Registration. If the Underwriter has not limited the number of Registrable Securities to be underwritten, PubCo may include securities for its own account (or for the account of any other Persons) in such Demand Registration if the Underwriter so agrees and if the number of Registrable Securities would not thereby be limited.
(c)   Effective Registration.   PubCo shall be deemed to have effected a Demand Registration if the Registration Statement pursuant to such registration is declared effective by the SEC and remains effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the Underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions specified in the underwriting agreement, if

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any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder.
(d)   Priority of Demand Registration.   Notwithstanding any other provision of this Section 3.2, if (i) the Demand Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten offering and (ii) the managing underwriters advise PubCo that, in their reasonable view, the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by the Holders to be included in such offering and any securities that the PubCo or any other Person proposes to be included that are not Registrable Securities) exceeds the number of Equity Securities that can be sold in such underwritten offering or the number of Equity Securities proposed to be included in such Demand Registration would adversely affect the price per security proposed to be sold in such underwritten offering (in either situation, the “Maximum Offering Size”), then PubCo shall so advise the Demand Initiating Holders with Registrable Securities requested to be included in such underwritten offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities requested to be included in such underwritten offering by the Demand Initiating Holders up to the Maximum Offering Size; and (B) second, any securities proposed to be registered by PubCo.
(e)   Demand Registration Withdrawal.   Any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 3.2 may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to PubCo and the Underwriter or Underwriters (if any) delivered prior to the effective date of the relevant Demand Registration.
Section 3.3   Piggyback Registration.
(a)   If at any time or from time to time PubCo shall determine to register any of its Equity Securities, either for its own account or for the account of security holders (other than in (i) a registration relating solely to employee benefit plans, (ii) a registration statement on Form S-4 or Form S-8 (or such other similar successor forms then in effect under the Securities Act), (iii) a registration pursuant to which PubCo is offering to exchange its own securities for other securities, (iv) a registration statement relating solely to dividend reinvestment or similar plans, (v) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of PubCo or any of its subsidiaries that are convertible for Ordinary Shares and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such notes and sell the Ordinary Shares into which such notes may be converted, (vi) a registration pursuant to Section 3.1 or Section 3.2 hereof or (vii) a registration expressly contemplated by the Subscription Agreements) PubCo shall:
(i)   promptly (but in no event less than ten (10) days before the anticipated filing date of the relevant Registration Statement) give to each Holder written notice of such proposed filing (the “Piggyback Registration Notice”), such Piggyback Registration Notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution and the name of the proposed managing Underwriter(s), if any, in such offering and (B) offer to all of the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of the Piggyback Registration Notice; and
(ii)   include in such Registration (and any related qualification under state securities laws or other compliance), and in any Underwritten Offering involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of a Piggyback Registration Notice by any Holder or Holders except as set forth in Section 3.3(c) below.
(b)   Notwithstanding anything herein to the contrary, this Section 3.3 shall not apply (i) prior to the expiration of the Lock-Up Period in respect of any Holder, (ii) to any Shelf Take-Down irrespective

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of whether such Shelf Take-Down is an Underwritten Shelf Take-Down or not an Underwritten Shelf Take-Down or (iii) following the Lock-Up Period, to any Distribution (if applicable).
(c)   Underwriting.   If the Registration of which PubCo gives notice pursuant to Section 3.3(a) is for an Underwritten Offering, PubCo shall so advise the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event the right of any Holder to participate in such registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. All Holders proposing to dispose of their Registrable Securities through such Underwritten Offering, together with PubCo and the other parties distributing their Equity Securities of PubCo through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering by PubCo. Notwithstanding any other provision of this Section 3.3, if the Underwriters shall advise PubCo that marketing factors (including, without limitation, an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo may limit the number of Registrable Securities to be included in the Registration and Underwritten Offering as follows:
(i)   If the Registration is initiated and undertaken for PubCo’s account, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders and (C) third, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (C) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.
(ii)   If the Registration is initiated and undertaken at the request of one or more holders of Equity Securities of PubCo who are not Holders, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to the initiating holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering, on a pro rata basis based on the total number of Equity Securities of PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders, (C) third, to PubCo, (D) fourth, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (D) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.
No such reduction pursuant to the foregoing paragraphs (i) and (ii) shall reduce the amount of Registrable Securities of the selling Holders included in the Registration below twenty-five percent (25%) of the total amount of Equity Securities included in such Registration. No securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Registration.
(d)   Right to Terminate Registration.   PubCo shall have the right to terminate or withdraw any Registration initiated by it under this Section 3.3 prior to the effectiveness of such Registration whether or not any Holder has elected to include Registrable Securities in such Registration.
(e)   Priority of Piggyback Registrations.   PubCo shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the

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Holders who have submitted a Piggyback Registration Notice in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Registration Notice on the same terms and conditions as any other Equity Securities included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters advise PubCo that the number of Registrable Securities exceeds the Maximum Offering Size, then PubCo shall so advise the Holders with Registrable Securities requested to be included in such underwritten offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities proposed to be registered by PubCo up to the Maximum Offering Size; (B) second, on a pro rata basis, the Registrable Securities requested by the Holders to be included in such underwritten offering; and (C) third, the Registrable Securities requested to be included in such underwritten offering by securityholders other than the Holders.
(f)   Piggyback Registration Withdrawal.   Any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 3.3 may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to PubCo and the Underwriter or Underwriters (if any) delivered prior to the effective date of the relevant Registration Statement.
Section 3.4   Expenses of Registration.   All Registration Expenses incurred in connection with all Registrations or other Transfers effected pursuant to or permitted by this Investor Rights Agreement (including any Distribution), shall be borne by PubCo. It is acknowledged by the Holders that the Holders selling or otherwise Transferring any Registrable Securities in any Registration or Transfer shall bear all incremental selling expenses relating to the sale or Transfer of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing such Holders, in each case pro rata based on the number of Registrable Securities that such Holders have sold or Transferred in such Registration.
Section 3.5   Obligations of PubCo.   Whenever required under this Article III to effect the Registration of any Registrable Securities, PubCo shall, as expeditiously as reasonably possible:
(a)   prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Secuirities covered by such Registration Statement have been sold;
(b)   prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;
(c)   permit any Holder that might be deemed to be a controlling person of PubCo to participate in good faith in the preparation of such Registration Statement and to cooperate in good faith to include therein material, furnished to PubCo in writing, that in the reasonable judgment of such Holder and its counsel should be included;
(d)   furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
(e)   in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such

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offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;
(f)   notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by PubCo of any written comments by the SEC or any request by the SEC or any other federal or state Governmental Entity for amendments or supplements to such Registration Statement or such Prospectus or for additional information;
(g)   notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
(h)   notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by PubCo of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;
(i)   use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;
(j)   make available for inspection by each Holder including Registrable Securities in such Registration, any Underwriter participating in any distribution pursuant to such Registration, and any attorney, accountant or other agent retained by such Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as such parties may reasonably request, and cause PubCo’s officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney, accountant or agent in connection with such Registration Statement;
(k)   use its reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the Underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities laws of each state and other jurisdiction of the United States as any such Holder or Underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1(b) and Section 3.2(c), as applicable; provided, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;
(l)   in the case of an Underwritten Offering, obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the Underwriters an opinion or opinions from counsel for PubCo, dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel;
(m)   in the case of an Underwritten Offering, obtain for delivery to PubCo and the Underwriters, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from PubCo’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing Underwriter or Underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;

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(n)   use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any securities exchange or automated quotation system on which the Ordinary Shares or other Equity Securities of PubCo, as applicable, are then listed;
(o)   provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
(p)   cooperate with Holders including Registrable Securities in such Registration and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing Underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;
(q)   use its reasonable best efforts to comply with all applicable securities laws and make available to its Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;
(r)   in the case of an Underwritten Offering that is Marketed, cause the senior executive officers of PubCo to participate in the customary “road show” presentations that may be reasonably requested by the Underwriters and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and
(s)   otherwise, in good faith, reasonably cooperate with, and take such customary actions as may reasonably be requested by, the Holders, in connection with such Registration.
Section 3.6   Indemnification.
(a)   PubCo will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, directors, trustees, employees, partners, managers, members, equityholders, beneficiaries, affiliates and agents and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any Registration, qualification, compliance or sale effected pursuant to this Article III, and each Underwriter, if any, and each Person who controls any Underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, free writing prospectus or other similar document (including any related Registration Statement, notification, or the like) incident to any such Registration, qualification, compliance or sale effected pursuant to this Article III, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by PubCo of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with any such Registration, qualification, compliance or sale, or (iii) any failure to register or qualify Registrable Securities in any state where PubCo or its agents have affirmatively undertaken or agreed in writing (including pursuant to Section 3.5(k)) that PubCo (the undertaking of any Underwriter being attributed to PubCo) will undertake such Registration or qualification on behalf of the Holders of such Registrable Securities (provided, that in such instance PubCo shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such Underwriter and each such director, officer, trustee, employee, partner, manager, member, equityholder, beneficiary, affiliate, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that PubCo will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to PubCo by such Holder or Underwriter expressly for use therein.

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(b)   Each Holder (if Registrable Securities held by or issuable to such Holder are included in such Registration, qualification, compliance or sale pursuant to this Article III) does hereby undertake to indemnify and hold harmless, severally and not jointly, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each Underwriter, if any, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, free writing prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each Underwriter, if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document, in reliance upon and in conformity with written information that (i) relates to such Holder in its capacity as a selling security holder and (ii) was furnished to PubCo by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 3.6(b).
(c)   Each party entitled to indemnification under this Section 3.6 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party) other than monetary damages and provided, that any sums payable in connection with such settlement are paid in full by the Indemnifying Party.
(d)   In order to provide for just and equitable contribution in case indemnification is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in

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any case, (i) no Holder will be required to contribute any amount in excess of the net proceeds after Underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)   The indemnities provided in this Section 3.6 shall survive the Transfer of any Registrable Securities by such Holder.
Section 3.7   Information by Holder.   The Holder or Holders of Registrable Securities included in any Registration shall furnish to PubCo such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as PubCo may reasonably request in writing and as shall be required in connection with any Registration, qualification or compliance referred to in this Article III. Each Holder agrees, if requested in writing by PubCo, to represent to PubCo the total number of Registrable Securities held by such Holder in order for PubCo to make determinations under this Investor Rights Agreement, including for purposes of Section 3.9 hereof. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, if any Holder does not provide PubCo with information requested pursuant to this Section 3.7, PubCo may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if PubCo determines, based on the advice of outside counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information. No Person may participate in any Underwritten Offering of Equity Securities of PubCo pursuant to a Registration under this Investor Rights Agreement unless such Person completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in Section 3.1(d)(ii) and Section 3.2(a) of this Investor Rights Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.7 shall not affect the registration of the other Registrable Securities to be included in such Registration.
Section 3.8   Delay of Registration.   No Holder shall have any right to obtain, and hereby waives any right to seek, an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.
Section 3.9   Rule 144 Reporting.   With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without Registration, PubCo agrees to use its reasonable best efforts to:
(a)   make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times;
(b)   file with the SEC, in a timely manner, all reports and other documents required of PubCo under the Securities Act and Exchange Act; and
(c)   so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request (i) a written statement by PubCo as to its compliance with the reporting requirements of said Rule 144 (at any time commencing after the Lock-Up Period), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of PubCo and such other reports and documents so filed by PubCo with the SEC and (iii) such other information, reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without Registration.
Section 3.10   “Market Stand Off” Agreement.   Each Holder hereby agrees with PubCo that, with respect to Underwritten Offerings initiated by a Holder only, during such period (which period shall in no event exceed 90 days) following the effective date of a Registration Statement of PubCo (or, in the case of an Underwritten Shelf Take-Down, the date of the filing of a preliminary Prospectus or Prospectus supplement relating to such Underwritten Offering (or if there is no such filing, the first contemporaneous press release announcing commencement of such Underwritten Offering)) as the Holders that own a majority of the Registrable Securities participating in such Underwritten Offering may agree to with the Underwriter or Underwriters of such Underwritten Offering (a “Market Stand-Off Period”), such Holder or its Affiliates

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shall not sell, pledge, mortgage, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period. In connection with any Underwritten Offering contemplated by this Section 3.10, PubCo shall use reasonable best efforts to cause each director and executive officer of PubCo to execute a customary lock-up for the Market Stand-Off Period. Each Holder agrees with PubCo that it shall deliver to the Underwriter or Underwriters for any such Underwritten Offering a customary agreement (with customary terms, conditions and exceptions) that is substantially similar to the agreement delivered to the Underwriter or Underwriters by the Holders that own a majority of the Registrable Securities participating in such Registration reflecting their agreement set forth in this Section 3.10; provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by PubCo’s directors and executive officers participating in such Underwritten Offering; provided, further, that such agreement shall not be required unless all Holders are required to enter into similar agreements; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.
Section 3.11   Other Obligations.   In connection with a Transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, PubCo shall, subject to applicable Law, as interpreted by PubCo with the advice of counsel, and the receipt of any customary documentation required from the applicable Holders in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being Transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under the foregoing clause (a). In addition, PubCo shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned Transfers; provided, however, that PubCo shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any Transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.
Section 3.12   Other Registration Rights.   Other than the registration rights set forth in the Original RRA and in the Subscription Agreements, PubCo represents and warrants that no Person, other than a Holder of Registrable Securities pursuant to this Investor Rights Agreement, has any right to require PubCo to register any securities of PubCo for sale or to include such securities of PubCo in any Registration Statement filed by PubCo for the sale of securities for its own account or for the account of any other Person. Further, each of PubCo and Sponsor represents and warrants that this Investor Rights Agreement supersedes any other registration rights agreement or agreement (including the Original RRA), other than the Subscription Agreements.
Section 3.13   Term.   Article III shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.6 shall survive any such termination with respect to such Holder.
Section 3.14   Termination of Original RRA.   Upon the Closing, PubCo and Sponsor hereby agree that the Original RRA and all of the respective rights and obligations of the parties thereunder are hereby terminated in their entirety and shall be of no further force or effect.
ARTICLE IV
LOCK-UP
Section 4.1   Lock-Up.
(a)   Each Holder severally, and not jointly, agrees with PubCo not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers permitted pursuant to Section 4.2. The “Lock-Up Shares” means the Registrable Securities held by the Holders as of the Closing Date.
(b)   During the Lock-Up Period, any purported Transfer of Lock-Up Shares not in accordance with this Investor Rights Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.

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(c)   The Holders acknowledge and agree that, notwithstanding anything to the contrary contained in this Investor Rights Agreement, the Lock-Up Shares Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.
(d)   Each of Sponsor, PubCo and each applicable Other Holder hereby agrees that effective as of the consummation of the Closing (and not before), paragraphs 7(a), 7(b) and 7(c) of the Letter Agreement shall be amended and restated in its entirety, as follows:
“7(a) [RESERVED]”
“7(b) [RESERVED]”
“7(c) [RESERVED]”
Section 4.2   Permitted Transfers.   Notwithstanding anything to the contrary contained in this Investor Rights Agreement, during the Lock-Up Period, the Holders may Transfer, without the consent of PubCo, any of such Person’s Lock-Up Shares to (a) any of such Person’s Permitted Transferees, upon written notice to PubCo, or (b) (i) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (ii) in the case of an individual, pursuant to a qualified domestic relations order; or (iii) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the Business Combination; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (a) or (b) above, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares and such Transferee shall agree to be bound by such restrictions and obligations in writing and acknolwedged by PubCo, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Investor Rights Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Investor Rights Agreement. Any Transferee of Lock-Up Shares pursuant to this Section 4.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement. Notwithstanding the foregoing provisions of this Section 4.2, a Holder may not make a Transfer to a Permitted Transferee if such Transfer has as a purpose the avoidance of or is otherwise undertaken in contemplation of avoiding the restrictions on Transfers in this Investor Rights Agreement (it being understood that the purpose of this provision includes prohibiting the Transfer to a Permitted Transferee (A) that has been formed to facilitate a material change with respect to who or which entities Beneficially Own the underlying Lock-Up Shares, or (B) followed by a change in the relationship between the Holder and the Permitted Transferee (or a change of control of such Holder or Permitted Transferee) after the Transfer with the result and effect that the Holder has indirectly made a Transfer of Lock-Up Shares by using a Permitted Transferee, which Transfer would not have been directly permitted under this Article IV had such change in such relationship occurred prior to such Transfer).
ARTICLE V
GENERAL PROVISIONS
Section 5.1   Assignment; Successors and Assigns; No Third Party Beneficiaries.
(a)   Except as otherwise permitted pursuant to this Investor Rights Agreement, no Party may assign such Party’s rights and obligations under this Investor Rights Agreement, in whole or in part, without the prior written consent of the other Principal Parties. Any such assignee may not again assign those rights, other than in accordance with this Article V. Any attempted assignment of rights or obligations in violation of this Article V shall be null and void.
(b)   Notwithstanding anything to the contrary contained in this Investor Rights Agreement (other than the succeeding sentence of this Section 5.1(b)), (i) prior to the expiration of the Lock-Up Period to the extent applicable to such Holder, no Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable

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Securities, in whole or in part, except in connection with a Transfer pursuant to Section 4.2, and (ii) after the expiration of the Lock-up Period to the extent applicable to such Holder, a Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (x) any of such Holder’s Permitted Transferees (other than any charitable organization), or (y) any Person with the prior written consent of PubCo. In no event can any Principal Party assign any of such Person’s rights under Article II. Any Transferee of Registrable Securities (other than pursuant to an effective registration statement under the Securities Act, pursuant to a Rule 144 transaction or pursuant to any Distribution) shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of the Transferor Holder under this Investor Rights Agreement and shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A. No Transfer of Registrable Securities by a Holder shall be registered on PubCo’s books and records, and such Transfer of Registrable Securities shall be null and void and not otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this Investor Rights Agreement, and PubCo is hereby authorized by all of the Holders to enter appropriate stop transfer notations on its transfer records to give effect to this Investor Rights Agreement.
(c)   All of the terms and provisions of this Investor Rights Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms of this Investor Rights Agreement.
(d)   Nothing in this Investor Rights Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Investor Rights Agreement or otherwise create any third-party beneficiary hereto.
Section 5.2   Termination.   Except for Section 2.1(g) (which section shall terminate at such time as the Principal Parties and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article II shall terminate automatically (without any action by any Party) as to the Principal Parties at such time at which such Party no longer has the right to designate an individual for nomination to the Board under this Investor Rights Agreement. Except for Section 3.6 (which section shall terminate at such time as the Principal Parties and Highlander and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article III of this Investor Rights Agreement shall terminate as set forth in Section 3.13. The remainder of this Investor Rights Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder, following the Closing Date, ceases to Beneficially Own any Registrable Securities; provided, that the provisions of Section 5.11, Section 5.12 and Section 5.13 shall survive any such termination with respect to such Holder. Notwithstanding anything herein to the contrary, in the event the Business Combination Agreement terminates in accordance with its terms prior to the Closing, this Investor Rights Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties.
Section 5.3   Severability.   If any provision of this Investor Rights Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Investor Rights Agreement, to the extent permitted by Law, shall remain in full force and effect.
Section 5.4   Entire Agreement; Amendments; No Waiver.
(a)   This Investor Rights Agreement, together with the Exhibit to this Investor Rights Agreement, the Business Combination Agreement and all other Transaction Agreements (as such term is defined in the Business Combination Agreement), constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Investor Rights Agreement and therein.

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(b)   No provision of this Investor Rights Agreement may be amended or modified in whole or in part at any time without the express written consent of (i) PubCo, (ii) for so long as any Principal Party collectively Beneficially Owns Ordinary Shares representing 10% or more of the Ordinary Shares Beneficially Owned by such Person immediately after the Closing, such Person and (iii) in any event, at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders; provided, that any such amendment or modification that adversely and disproportionately affects any Holder or Holders, as compared to any other Holder or Holders, shall require the prior written consent of such Holders who Beneficially Own a majority of the Registrable Securities Beneficially Owned by all such Holders so adversely and disproportionately affected; provided, further that any amendment or modification to Article III, Article IV, Section 5.12, Section 5.13, Section 5.15 or this Section 5.4 that adversely affects any right granted to any Principal Party or Highlander shall require the consent of such Principal Party or Highlander, as applicable; provided, further that any amendment or modification to Article II that adversely affects any right granted to any Principal Party shall require the consent of such Principal Party; provided, further that a provision that has terminated with respect to a Party shall not require any consent of such Party (and such Party’s Ordinary Shares shall not be considered in computing any percentages) with respect to amending or modifying such provision.
(c)   No waiver of any provision or default under, nor consent to any exception to, the terms of this Investor Rights Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.
Section 5.5   Counterparts; Electronic Delivery.   This Investor Rights Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Investor Rights Agreement may be executed and delivered in one or more counterparts by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a contract and each Party forever waives any such defense. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Investor Rights Agreement or any document to be signed in connection with this Investor Rights Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.
Section 5.6   Notices.   All notices, demands and other communications to be given or delivered under this Investor Rights Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 5.6, notices, demands and other communications shall be sent to the addresses indicated below if to PubCo, to:
Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong
Attention: Ka Man Kevin Lee
Email:   kevin.lee@opusacquisition.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis
26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong

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Attention: Gary Li, Jesse Sheley and Joseph Casey
Email:   gary.li@kirkland.com; jesse.sheley@kirkland.com;
joseph.casey@kirkland.com
if to IWM, to:
Integrated Whale Media Investment Inc.
21/F, 88 Cloucester Road
Wanchai, Hong Kong
Attention: Jeffrey Yam
Email:   jyam@inasset.com
with a copy (which shall not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: William Mills and Joshua Apfelroth
Email:   william.mills@cwt.com
joshua.apfrelroth@cwt.com
if to Highlander, to:
Highlander Management LLC
101 Avenue of the Americas, Suite 842
New York, NY 10013
Attention: Sean P. Hegarty
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention: Robert Whalen, Jr. and Eric Carlson
Email: RWhalen@goodwinlaw.com
ECarlson@goodwinlaw.com
if to Sponsor, to:
Magnum Opus Holdings LLC
Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong
Attention: Ka Man Kevin Lee
Email:   kevin.lee@opusacquisition.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis
26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong
Attention: Gary Li, Jesse Sheley and Joseph Casey
Email: gary.li@kirkland.com; jesse.sheley@kirkland.com;
joseph.casey@kirkland.com
Section 5.7   Governing Law; Waiver of Jury Trial; Jurisdiction.
(a)   This Investor Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to its choice of law rules).
(b)   Any dispute, controversy, difference, or claim based on, arising out of or relating to this Investor Rights Agreement, including its existence, validity, interpretation, performance, breach, or

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termination, or any dispute regarding non-contractual obligations arising out of or relating to this Investor Rights Agreement (each, a “Proceeding”) shall be referred to and finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein, and such arbitration shall be administered by the AAA. The parties agree, pursuant to Rule R-1(b) of the AAA Rules, that the Expedited Procedures shall apply irrespective of the amount in dispute. The place of arbitration shall be New York, New York. There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by AAA shall be a retired U.S. judge or a practicing U.S. attorney with no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets, including but not limited to the courts of Hong Kong and the Cayman Islands. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement. All disputes, controversies, differences, or claims arising out of or relating to this Investor Rights Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Investor Rights Agreement, shall be resolved in a confidential manner. The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests. The arbitrator shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the parties must expend for discovery; provided that the parties expressly agree that discovery, in the event the arbitrator permits discovery and notwithstanding the Rules, in connection with any arbitration shall be limited to the following: (i) depositions shall be limited to three (3) depositions per side, each of which shall be limited to seven (7) hours of testimony taken by each side; (ii) written discovery shall be limited to one set of Requests for Production per party, limited to no more than fifteen (15) requests, including subparts; (iii) no interrogatories, requests for admission, or other written discovery shall be permitted; and (iv) the Parties shall disclose documents that they will present in support of their case. Notwithstanding the foregoing, the arbitrators may grant, upon good cause shown, either party’s request for discovery in addition to or limiting that for which this paragraph expressly provides. For the avoidance of doubt, a request by a party to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 5.7(b).
Section 5.8   Specific Performance.   The parties hereto acknowledge that money damages would not be an adequate remedy at law if any Party fails to perform any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach and to compel specific performance of the obligations of any other party under this Investor Rights Agreement, without the posting of any bond. If any action should be brought in equity to enforce any of the provisions of this Investor Rights Agreement, none of the parties shall raise the defense that there is an adequate remedy at law. No remedy shall be exclusive of any other remedy, and all available remedies shall be cumulative.

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Section 5.9   Subsequent Acquisition of Shares.   Any Equity Securities of PubCo acquired subsequent to the Effective Date by a Holder shall be subject to the terms and conditions of this Investor Rights Agreement and such shares shall be considered to be “Registrable Securities” as such term is used in this Investor Rights Agreement.
Section 5.10   Consents, Approvals and Actions.   If any consent, approval or action of a Principal Party or Highlander is required or permitted at any time pursuant to this Investor Rights Agreement, such consent, approval or action shall be deemed given if the holders of a majority of the outstanding Equity Securities of PubCo held by such Principal Party or Highlander, respectively, at such time provide such consent, approval or action in writing at such time.
Section 5.11   Not a Group; Independent Nature of Holders’ Obligations and Rights.   The Holders and PubCo agree that the arrangements contemplated by this Investor Rights Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act). Each Holder agrees that, for purposes of determining beneficial ownership of such Holder, it shall disclaim any beneficial ownership by virtue of this Investor Rights Agreement of PubCo’s Equity Securities owned by the other Holders, and PubCo agrees to recognize such disclaimer in its Exchange Act and Securities Act reports. The obligations of each Holder under this Investor Rights Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Investor Rights Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and PubCo acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Investor Rights Agreement, and PubCo acknowledges that the Holders are not acting in concert or as a group, and PubCo shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Investor Rights Agreement. Subject to Section 5.17, the decision of each Holder to enter into this Investor Rights Agreement has been made by such Holder independently of any other Holder. Subject to Section 5.17, each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with such Holder making its investment in PubCo and that no other Holder will be acting as agent of such Holder in connection with monitoring such Holder’s investment in the Ordinary Shares or enforcing its rights under this Investor Rights Agreement. PubCo and each Holder confirms that each Holder has had the opportunity to independently participate with PubCo and its subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Investor Rights Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the rights and obligations contemplated hereby was solely in the control of PubCo, not the action or decision of any Holder, and was done solely for the convenience of PubCo and its subsidiaries and not because it was required to do so by any Holder. It is expressly understood and agreed that each provision contained in this Investor Rights Agreement is between PubCo and a Holder, solely, and not between PubCo and the Holders collectively and not between and among the Holders.
Section 5.12   Other Business Opportunities.
(a)   The Parties expressly acknowledge and agree that to the fullest extent permitted by applicable law: (i) Each of Sponsor, IWM and Highlander (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), the Sponsor Director and the IWM Directors has the right to, and shall have no duty (fiduciary, contractual or otherwise) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as PubCo or any of its subsidiaries or deemed to be competing with PubCo or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, with no obligation to offer to PubCo or any of its subsidiaries, or any other Holder the right to participate therein; (ii) each of Sponsor, IWM and Highlander (including (A) their respective Affiliates, (B) any portfolio

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company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), the Sponsor Director and the IWM Directors may invest in, or provide services to, any Person that directly or indirectly competes with PubCo or any of its subsidiaries; and (iii) in the event that Sponsor, IWM or Highlander (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), Sponsor Director or IWM Director, respectively, acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for PubCo or any of its subsidiaries, such Person shall have no duty (fiduciary, contractual or otherwise) to communicate or present such corporate opportunity to PubCo or any of its subsidiaries or any other Holder, as the case may be, and, notwithstanding any provision of this Investor Rights Agreement to the contrary, shall not be liable to PubCo or any of its subsidiaries or any other Holder (or its Affiliates) for breach of any duty (fiduciary, contractual or otherwise) by reason of the fact that such Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not present such opportunity to PubCo or any of its subsidiaries or any other Holder (or its Affiliates). For the avoidance of doubt, the Parties acknowledge that this paragraph is intended to disclaim and renounce, to the fullest extent permitted by applicable law, any right of PubCo or any of its subsidiaries with respect to the matters set forth herein, and this paragraph shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by law.
(b)   Each of the Parties hereby, to the fullest extent permitted by applicable law:
(i)   confirms that none of Sponsor, IWM or Highlander or any of their respective Affiliates have any duty to PubCo or any of its subsidiaries or to any other Holder other than the specific covenants and agreements set forth in this Investor Rights Agreement or any other agreement entered into by such Party;
(ii)   acknowledges and agrees that (A) in the event of any conflict of interest between PubCo or any of its subsidiaries, on the one hand, and Sponsor, IWM or Highlander or any of their respective Affiliates (or any Sponsor Director or IWM Director acting in his or her capacity as such), on the other hand, Sponsor, IWM or Highlander or applicable Affiliates (or any Sponsor Director or IWM Director acting in his or her capacity as a director) may act in its best interest and (B) none of Sponsor, IWM or Highlander or any of their respective Affiliates or any Sponsor Director or IWM Director acting in his or her capacity as a director, shall be obligated (1) to reveal to PubCo or any of its subsidiaries confidential information belonging to or relating to the business of such Person or any of its Affiliates or (2) to recommend or take any action in its capacity as a direct or indirect shareholder or director, as the case may be, that prefers the interest of PubCo or its subsidiaries over the interest of such Person; and
(iii)   waives any claim or cause of action against Sponsor, IWM and Highlander and any of their respective Affiliates, and any officer, employee, agent or Affiliate of any such Person that may from time to time arise in respect of a breach by any such person of any duty or obligation disclaimed under Section 5.12(b)(i) or Section 5.12(b)(ii).
(c)   Each of the Parties agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 5.12 shall not apply to any alleged claim or cause of action against Sponsor based upon the breach or nonperformance by such Person of this Investor Rights Agreement or any other agreement to which such Person is a party.
(d)   The provisions of this Section 5.12, to the extent that they restrict the duties and liabilities of Sponsor, IWM or Highlander or any of their respective Affiliates or any Sponsor Director or IWM Director otherwise existing at law or in equity, are agreed by the Parties to replace such other duties and liabilities of Sponsor, IWM or Highlander or any of their respective Affiliates or any such Sponsor Director or IWM Director to the fullest extent permitted by applicable law.
(e)   Notwithstanding anything to the contrary contained in this Section 5.12, in the event of any conflict with respect to Highlander between this Section 5.12 and the Services Agreement (as defined in the Business Combination Agreement), the Services Agreement shall control.

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Section 5.13   Indemnification; Exculpation.
(a)   PubCo will, and PubCo will cause each of its subsidiaries to, jointly and severally indemnify, exonerate and hold the Holders and each of their respective direct and indirect partners, equityholders, members, managers, Affiliates, directors, officers, shareholders, fiduciaries, managers, controlling Persons, employees, representatives and agents and each of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Holder Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Holder Indemnitees or any of them before or after the date of this Investor Rights Agreement (collectively, the “Indemnified Liabilities”), arising out of any action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (each, an “Action”) arising directly or indirectly out of, or in any way relating to, (i) any Holder’s or its Affiliates’ ownership of Equity Securities of PubCo or control or ability to influence PubCo or any of its subsidiaries (other than any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach of this Investor Rights Agreement by such Holder Indemnitee or its Affiliates or other related Persons or the breach of any fiduciary or other duty or obligation of such Holder Indemnitee to its direct or indirect equity holders, creditors or Affiliates, (y) to the extent such control or the ability to control PubCo or any of its subsidiaries derives from such Holder’s or its Affiliates’ capacity as an officer or director of PubCo or any of its subsidiaries or (z) to the extent such Indemnified Liabilities are directly caused by such Person’s willful misconduct), (ii) the business, operations, properties, assets or other rights or liabilities of PubCo or any of its subsidiaries or (iii) any services provided prior to, on or after the date of this Investor Rights Agreement by any Holder or its Affiliates to PubCo or any of their respective subsidiaries; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, PubCo will, and will cause its subsidiaries to, make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. For the purposes of this Section 5.13, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Holder Indemnitee as to any previously advanced indemnity payments made by PubCo or any of its subsidiaries, then such payments shall be promptly repaid by such Holder Indemnitee to PubCo and its subsidiaries. The rights of any Holder Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the organizational or governing documents of PubCo or its subsidiaries.
(b)   PubCo will, and will cause each of its subsidiaries to, jointly and severally, reimburse any Holder Indemnitee for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, or any action or proceeding arising therefrom, whether or not such Holder Indemnitee is a party thereto. PubCo or its subsidiaries, in the defense of any Action for which a Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, may, without the consent of such Holder Indemnitee, consent to entry of any judgment or enter into any settlement if and only if it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Holder Indemnitee of an unconditional release from all liability with respect to such Action, (ii) does not impose any limitations (equitable or otherwise) on such Holder Indemnitee, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Holder Indemnitee, and provided, that the only penalty imposed in connection with such settlement is a monetary payment that will be paid in full by PubCo or its subsidiaries.
(c)   PubCo acknowledges and agrees that PubCo shall, and to the extent applicable shall cause its subsidiaries to, be fully and primarily responsible for the payment to any Holder Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below),

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pursuant to and in accordance with (as applicable) the terms of (i) the Delaware General Corporation Law and the Organizational Documents, each as amended, (ii) any director indemnification agreement, (iii) this Investor Rights Agreement, any other agreement between PubCo or any of its subsidiaries and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, (iv) the laws of the jurisdiction of incorporation or organization of any subsidiary of PubCo and/or (v) the Organizational Documents of any subsidiary of PubCo ((i) through (v) collectively, the “Indemnification Sources”), irrespective of any right of recovery such Holder Indemnitee (or its Affiliates) may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than PubCo, any of its subsidiaries or the insurer under and pursuant to an insurance policy of PubCo or any of its subsidiaries) from whom such Holder Indemnitee may be entitled to indemnification with respect to which, in whole or in part, PubCo or any of its subsidiaries may also have an indemnification obligation (collectively, the “Indemnitee-Related Entities”). Under no circumstance shall PubCo or any of its subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Holder Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of such Holder Indemnitee or the obligations of PubCo or any of its subsidiaries under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to any Holder Indemnitee in respect of indemnification with respect to any Jointly Indemnifiable Claim, (x) PubCo shall, and to the extent applicable shall cause its subsidiaries to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by PubCo and/or any of its subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Holder Indemnitee against PubCo and/or any of its subsidiaries, as applicable, and (z) such Holder Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each of the Parties agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 5.13(c), entitled to enforce this Section 5.13(c) as though each such Indemnitee-Related Entity were a party to this Investor Rights Agreement. PubCo shall cause each of its subsidiaries to perform the terms and obligations of this Section 5.13(c) as though each such subsidiary were a party to this Investor Rights Agreement. For purposes of this Section 5.13(c), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which any Holder Indemnitee shall be entitled to indemnification from both (1) PubCo and/or any of its subsidiaries pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, the laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the Organizational Documents of any Indemnitee-Related Entity, on the other hand.
(d)   In no event shall any Holder Indemnitee be liable to PubCo or any of its subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Holder Indemnitee as determined by a final, nonappealable determination of a court of competent jurisdiction.
(e)   Notwithstanding anything to the contrary contained in this Investor Rights Agreement, for purposes of this Section 5.13, the term Holder Indemnitees shall not include any Holder or its any of its partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of PubCo or any of its subsidiaries in such capacity as officer or director. Such officers and directors are or will be subject to separate indemnification in such capacity through this Investor Rights Agreement and/or the Organizational Documents of PubCo and its subsidiaries.
(f)   The rights of any Holder Indemnitee to indemnification pursuant to this Section 5.13 will be in addition to any other rights any such Person may have under any other section of this Investor Rights

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Agreement or any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the Organizational Documents of PubCo or any of its subsidiaries.
Section 5.14   Representations and Warranties of the Parties.   Each of the Parties hereby represents and warrants to each of the other Parties as follows:
(a)   Such Party, to the extent applicable, is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all requisite organizational power and authority to conduct its business as it is now being conducted and is proposed to be conducted.
(b)   Such Party has the full organizational power, authority and legal right to execute, deliver and perform this Investor Rights Agreement. The execution, delivery and performance of this Investor Rights Agreement have been duly authorized by all necessary organizational action, corporate or otherwise, of such Party. This Investor Rights Agreement has been duly executed and delivered by such Party and constitutes its, his or her legal, valid and binding obligation, enforceable against it, him or her in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.
(c)   The execution and delivery by such Party of this Investor Rights Agreement, the performance by such Party of its, his or her obligations hereunder by such Party does not and will not violate (i) in the case of Parties who are not individuals, any provision of its by-laws, charter, articles of association, partnership agreement or other similar organizational document, (ii) any provision of any material agreement to which it, he or she is a Party or by which it, he or she is bound or (iii) any law, rule, regulation, judgment, order or decree to which it, he or she is subject.
(d)   Such Party is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Party’s ability to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.
(e)   There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Party to enter into this Investor Rights Agreement or to perform its, his or her obligations hereunder.
Section 5.15   No Third-Party Liabilities.   This Investor Rights Agreement may only be enforced against the named parties hereto. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to any of this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including any representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement), may be made only against the Persons that are expressly identified as parties hereto, as applicable; and no past, present or future direct or indirect director, officer, employee, incorporator, member, partner, shareholder, Affiliate, portfolio company in which any such Party or any of its investment fund Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any Party hereto (including any Person negotiating or executing this Investor Rights Agreement on behalf of a Party hereto), unless a Party to this Investor Rights Agreement, shall have any liability or obligation with respect to this Investor Rights Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including a representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement).
Section 5.16   Legends.   Without limiting the obligations of PubCo set forth in Section 3.11, each of the Holders acknowledges that (i) no Transfer, hypothecation or assignment of any Registrable Securities Beneficially Owned by such Holder may be made except in compliance with applicable federal and state securities laws and (ii) PubCo shall (x) place customary restrictive legends on the certificates or book entries representing the Registrable Securities subject to this Investor Rights Agreement and (y) remove such restrictive legends at the time the applicable Transfer and other restrictions contemplated thereby are no longer applicable to the Registrable Securities represented by such certificates or book entries.

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Section 5.17   Adjustments.   If there are any changes in the Ordinary Shares as a result of share split, share sub-division, share dividend, combination, redesignation or reclassification, or through merger, consolidation, recapitalization or other similar event, appropriate adjustment shall be made in the provisions of this Investor Rights Agreement, as may be required, so that the rights, privileges, duties and obligations under this Investor Rights Agreement shall continue with respect to the Ordinary Shares as so changed.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Parties has duly executed this Investor Rights Agreement as of the Effective Date.
PUBCO:
Magnum Opus Acquisition Limited
By:

Name:
Title:
SPONSOR:
Magnum Opus Holdings LLC
By:

Name:
Title:
IWM:
Integrated Whale Media Investment Inc.
By:

Name:
Title:
Highlander:
Highlander Management LLC
By:

Name:
Title:
Other Holders:

Hou Pu Jonathan Lin

Ka Man Kevin Lee

Frank Han

Alexandre Mathieu Valdemar Casin

Liu Xing Ling

Wing Hong Sammy Hsieh

Dickson Cheng

Tung Wai Hui

Exhibit A
Form of Joinder
This Joinder (this “Joinder”) to the Investor Rights Agreement, made as of                 , is between                 (“Transferor”) and                 (“Transferee”).
WHEREAS, as of the date hereof, Transferee is acquiring           Registrable Securities (the “Acquired Interests”) from Transferor;
WHEREAS, Transferor is a party to that certain Investor Rights Agreement, dated as of [•], 2021, among [           ] ( “PubCo”) and the other persons party thereto (the “Investor Rights Agreement”); and
WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Investor Rights Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
Section 1.1   Definitions.   To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Investor Rights Agreement.
Section 1.2   Acquisition.   The Transferor hereby Transfers to the Transferee all of the Acquired Interests.
Section 1.3   Joinder.   Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Investor Rights Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Investor Rights Agreement and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.
Section 1.4   Notice.   Any notice, demand or other communication under the Investor Rights Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 5.6 of the Investor Rights Agreement.
Section 1.5   Governing Law.   This Joinder shall be governed by and construed in accordance with the internal Laws of the State of New York (without reference to its choice of Law rules).
Section 1.6   Counterparts; Electronic Delivery.   This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.
[TRANSFEROR]
By:

Name:

Title:

[TRANSFEREE]
By:

Name:

Title:

Address for notices:

Exhibit C
Form of Investor Representation Letter
Magnum Opus Acquisition Limited
Unit 1009
ICBC Tower,
Three Garden Road, Central
Hong Kong
Re:   Investor Representation Letter
Ladies and Gentlemen:
Integrated Whale Media Investment, Inc., a BVI business company incorporated in the British Virgin Islands (“IWM”) is a holder of shares of Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”) and Highlander Management LLC, a limited liability company incorporated in the State of Delaware (“Highlander” and together with IWM, each a “Holder”) is a holder of shares of Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“FGMH”). Magnum Opus Acquisition Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Purchaser”), is acquiring directly or indirectly all of the outstanding shares of FGH and FGMH pursuant to that certain Business Combination Agreement, dated as of August 26, 2021 (as it may be amended from time to time in accordance with its terms, the “Business Combination Agreement”), by and among Purchaser, FGMH, FGH, IWM, in its capacity as a seller and as the shareholders’ representative and Highlander. Capitalized terms used in this letter (this “Investor Representation Letter”) and not otherwise defined herein shall have the same meanings ascribed to such terms in the Business Combination Agreement.
Upon the Closing, Purchaser shall issue the Closing IWM Share Consideration and the Closing Highlander Share Consideration to IWM and Highlander, respectively, and IWM and Highlander shall acquire the Closing IWM Share Consideration and the Closing Highlander Share Consideration, respectively, from Purchaser, subject to and in accordance with the terms of the Business Combination Agreement, in a private placement effected in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, and exemptions from the qualification requirements of applicable state law. The Holder acknowledges and agrees that Purchaser is relying on the truth and accuracy of the representations and warranties made by the Holder in this Investor Representation Letter in order to rely on the exemptions described above.
1.   Representations, Warranties and Certain Agreements of the Holder.   The Holder hereby makes the following representations, warranties and agreements to Purchaser, each of which representations and warranties is true and correct as to the Holder as of the date hereof and will be true and correct on and as of the Closing Date as if made on the Closing Date.
1.1   Investment Representation Authorization Letter.   This Investor Representation Letter constitutes the Holder’s valid and legally binding obligation, enforceable against the Holder in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
1.2   Acquisition for Own Account.   The Purchaser Ordinary Shares to be acquired by the Holder pursuant to the Business Combination Agreement will be acquired for investment for the Holder’s own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the Securities Act.
1.3   No Solicitation.   The Holder’s decision to invest in the Purchaser Ordinary Shares was not a result of any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Purchaser Ordinary Shares by Purchaser or its agents.

1.4   Accredited Investor.   The Holder is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.
1.5   Disclosure of Information.   The Holder has received or has had full access to all the information the Holder considers necessary or appropriate to make an informed investment decision with respect to the Purchaser Ordinary Shares. The Holder further has had an opportunity to ask questions and receive answers from Purchaser regarding the terms and conditions of the offering of the Purchaser Ordinary Shares and to obtain additional information necessary to verify any information furnished to the Holder or to which the Holder had access.
1.6   Understanding of Risks.   The Holder is fully aware of: (a) the highly speculative nature of the Purchaser Ordinary Shares; and (b) the financial risk involved.
1.7   The Holder’s Qualifications.   The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of this prospective investment, has the capacity to protect the Holder’s own interests in connection with this transaction and is financially capable of bearing a total loss of the Purchaser Ordinary Shares.
1.8   Compliance with Securities Laws.   The Holder understands and acknowledges that, in reliance upon the representations and warranties made by the Holder herein, the Purchaser Ordinary Shares are not being registered with the U.S. Securities and Exchange Commission under the Securities Act or any state securities laws, but instead are being transferred under an exemption or exemptions from the registration and qualification requirements of the Securities Act and applicable state securities laws which impose certain restrictions on the Holder’s ability to transfer the Purchaser Ordinary Shares.
1.9   Restricted Securities.   The Holder agrees not to make any disposition of all or any portion of the Purchaser Ordinary Shares unless and until: (a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) the Holder shall have furnished Purchaser with an opinion of counsel, in a form reasonably satisfactory to Purchaser, that such disposition will not require registration of the Purchaser Ordinary Shares under the Securities Act and otherwise complies with applicable state securities laws; provided that no such registration statement or opinion shall be required for dispositions effected under Rule 144 promulgated under the Securities Act or to a transferee who executes and delivers a letter with representations substantially in form of this Investor Representation Letter.
1.10   Rule 144.   The Holder acknowledges that, because the Purchaser Ordinary Shares have not been registered under the Securities Act, such shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Holder is aware of the provisions of Rule 144 promulgated under the Securities Act.
1.11   Contractual Restrictions.   The Holder acknowledges and agrees that the Purchaser Ordinary Shares to be acquired by the Holder pursuant to the Business Combination Agreement is subject to additional restrictions on transfer set forth in the that certain Investor Rights Agreement by and among Purchaser, the Holder and the other parties thereto (the “Investor Rights Agreement”) entered into concurrently with the Closing and agrees to comply with the terms of the Investor Rights Agreement.
1.12   Legends.   The certificates or book-entry entitlements representing the Purchaser Ordinary Shares shall bear the following legend (as well as any other legends required by applicable state and federal securities laws and the Investor Rights Agreement) until such time as such legends are no longer relevant or applicable:
THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT

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RELATED THERETO OR AN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS.
The legend shall be removed by Purchaser from any certificate or book-entry entitlement evidencing the Purchaser Ordinary Shares upon a transfer of such Purchaser Ordinary Shares (a) pursuant to a registration statement under the Securities Act that is at that time in effect with respect to offers and sales by the Holder of the Purchaser Ordinary Shares or (b) if requested by the Holder or the transfer agent of the Purchaser Ordinary Shares, upon delivery of an opinion of counsel, reasonably satisfactory in form and substance to Purchaser, that such security can be freely transferred without requiring registration thereof under the Securities Act; provided that in the case of subclause (b), Purchaser shall provide any information or documentation reasonably requested by the Holder in connection with the delivery of such opinion of counsel.
1.13   Stop-Transfer Instructions.   The Holder agrees that, in order to ensure compliance with the restrictions imposed by this Investor Representation Letter, Purchaser may issue appropriate “stop-transfer” instructions to its transfer agent. Purchaser will not be required: (a) to transfer on its books any Purchaser Ordinary Shares that have been sold or otherwise transferred in violation of any of the provisions of this Investor Representation Letter; or (b) to treat as owner of such Purchaser Ordinary Shares, or to accord the right to vote or receive dividends, to any purchaser or other transferee to whom such Purchaser Ordinary Shares have been so transferred in violation of any of the provisions of this Investor Representation Letter or the Investor Rights Agreement.
2.   Entire Agreement.   This Investor Representation Letter, the Investor Rights Agreement and the Business Combination Agreement constitute the entire agreement and understanding of the parties with respect to the subject matter of this Investor Representation Letter, and supersede all prior understandings and agreements, whether oral or written, between or among the parties hereto with respect to the specific subject matter hereof.
[Signature Page Follows]

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IN WITNESS WHEREOF, the Holder has entered into this Investor Representation Letter as of the date and year first entered.
Very truly yours,
THE HOLDER:

(Print Name)

(Signature)

(Print Name and Title)

(Print Address)

(Print Address)

(Print Telephone Number)
Acknowledged and Agreed:
Magnum Opus Acquisition Limited

[Signature Page to Investor Representation Letter]

Exhibit D
FORM OF OPTION SURRENDER AGREEMENT
[•], 2021
THIS OPTION SURRENDER AGREEMENT (this “Agreement”) is executed and delivered by the undersigned (“Optionholder”) for the benefit of Integrated Whale Media Investment, Inc., a BVI business company incorporated in the British Virgin Islands (“IWM”), Highlander Management LLC, a limited liability company incorporated in the state of Delaware (“Highlander” and together with IWM, the “Sellers”), Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (the “Company”), and Magnum Opus Acquisition Limited, an exempted company incorporated in the Cayman Islands with limited liability (the “Purchaser”).
RECITALS:
A.   The Company entered into the Business Combination Agreement, dated as of August 26, 2021 (the “Business Combination Agreement”), by and among Purchaser, Sellers and the Company, and attached hereto as Annex A. All capitalized terms used and not otherwise defined in this Agreement shall have the respective meanings assigned thereto in the Business Combination Agreement.
B.   The Board of Directors of the Company has approved the Business Combination Agreement and the transactions contemplated thereby, and has approved this Agreement in connection therewith, including the treatment of Company Options set forth therein and herein.
C.   Optionholder is a party to certain option agreement(s) with the Company pursuant to which Optionholder received Company Options as set forth on Schedule I hereto (the “Option Agreement(s)”).
D.   Effective as of the Closing, the Company Options that are outstanding and unexercised as of immediately prior to the Closing, whether vested or unvested, will be canceled in exchange for the right to receive the consideration with respect to the Company Options as set forth in the Business Combination Agreement, subject to the terms and conditions thereof.
E.   Under the terms of the Business Combination Agreement, and as an inducement and condition to the Purchaser’s willingness to enter into the Business Combination Agreement, the right of Optionholder to receive the consideration set forth in the Business Combination Agreement with respect to Optionholder’s Company Options is conditioned upon Optionholder’s execution and delivery of this Agreement.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionholder hereby irrevocably agrees as follows:
1.
Treatment of Company Options.

(a)
Optionholder hereby consents to the treatment of Optionholder’s Company Options pursuant to the terms and conditions set forth in the Business Combination Agreement and acknowledges and agrees that Optionholder’s Company Options shall be canceled at the Closing in accordance with the provisions of Section 2.12 of the Business Combination Agreement (without any further action by Optionholder) in exchange only for the right to receive such Optionholder’s Pro Rata Share of the Closing Optionholder Cash Consideration and such Optionholder’s Pro Rata Share of the Closing Optionholder Share Consideration pursuant to Section 2.12 of the Business Combination Agreement (“Option Consideration”), subject to the terms and conditions thereof.

(b)
From and after the Closing, none of the Company Options of Optionholder shall remain outstanding, be in force or effect, or have any rights, including any rights set forth in the Option Agreement(s), except that Optionholder will be entitled to the payment rights granted to Optionholder under the Business Combination Agreement, subject to the terms and conditions thereof. Without limiting the foregoing, Optionholder acknowledges and agrees that, from and after the Closing, Optionholder shall have no right by virtue of such Optionholder’s Company Options to receive any equity, including options to acquire equity, in the Sellers, the Company, the Purchaser, or any of their respective Affiliates, and that, effective as of the Closing, the Option Agreement(s) shall be, and are hereby, terminated and shall be of no further force or effect.
2.
Obligations; Appointment of Shareholders’ Representative; No Transfer.

(a)
Optionholder hereby (i) irrevocably constitutes and appoints the Shareholders’ Representative as the representative of Optionholder, in its, his or her capacity as a Company Equityholder, and the other Company Equityholders and the attorney-in-fact and agent of Optionholder, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) with the power and authority to act on Optionholder’s behalf as provided in Section 10.01 of the Business Combination Agreement (which is incorporated herein by reference), including with respect to the treatment of securities and the other rights of Optionholder in connection with the Transaction, and (ii) agrees to comply with the provisions of the Business Combination Agreement applicable to Optionholder in its, his or her capacity as a Company Equityholder, including without limitation its, his or her obligations set forth in Section 10.01 of the Business Combination Agreement, the indemnification obligations set forth in Section 10.01(b) of the Business Combination Agreement which provide for, among other things, the obligation to pay the Optionholder’s pro rata share of any damages under those circumstances provided for in the Business Combination Agreement and the obligations of confidentiality with respect to Confidential Information as set forth herein. The authority herein conferred or agreed to be conferred shall not be affected by, and shall survive, the death, incapacity or dissolution of Optionholder, and all grants, appointments, acknowledgments, conveyances, deliveries, waivers and obligations of Optionholder hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of Optionholder.

(b)
Without limitation of the foregoing Section 2(a):

(i)
Optionholder hereby acknowledges and agrees that any portion of any Option Consideration that may become payable to Optionholder shall become payable to Optionholder only if, as and when provided in the Business Combination Agreement, and subject to the terms and conditions thereof, and there can be no assurance that Optionholder will become entitled to receive any portion of any such Option Consideration.

(ii)
Optionholder acknowledges and agrees that any and all payments to which Optionholder may become entitled pursuant to Section 2.12 of the Business Combination Agreement will be treated as compensation for federal income tax purposes and will be reduced by any and all applicable income or employment tax withholding required under the Internal Revenue Code of 1986, as amended (the “Code”), or any provision of state, local or foreign tax law.

(c)
Until the Closing, Optionholder shall not exercise, sell, pledge, hypothecate or otherwise transfer, or agree to do any of the foregoing in respect of, Optionholder’s Company Options or any Company Shares issuable upon exercise thereof.

3.
Representations and Warranties of Optionholder.   Optionholder hereby represents and warrants to the Purchaser, the Company and the Sellers that the statements contained in this Section 3 are true and correct as of the date hereof and, if the Closing Date is later than the date hereof, will be true and correct as of the Closing Date.

(a)
Ownership of Company Options.   Optionholder is the sole record, legal and beneficial owner of all of the Company Options set forth on Schedule I hereto. None of such Company Options (or the Company Shares issuable upon exercise thereof) is subject to any mortgages, pledges, charges, liens, claims, encumbrances, other security arrangements, preferential arrangements or restrictions of any kind whatsoever (other than such as exist under applicable securities laws or as were terminated in connection with the consummation of the Transactions) and Optionholder has not granted any rights to purchase any interests of any kind in such Company Options (or the Company Shares issuable upon exercise thereof) to any Person. Such Company Options constitute all securities of the Company owned of record, beneficially or legally by Optionholder, and

A-D-2

Optionholder has no rights to acquire Company Shares other than pursuant to such Company Options. All information set forth on Schedule I hereto is accurate and complete.
(b)
Authority.   In the case of an Optionholder that is an entity, Optionholder is validly existing and in good standing under the Laws of its jurisdiction of organization. Optionholder has the legal capacity (or in the case of an Optionholder that is an entity, the power and authority) to hold the Company Options set forth on Schedule I hereto, to execute and deliver this Agreement, to perform Optionholder’s obligations hereunder and under the Business Combination Agreement and to consummate the transactions contemplated hereby and thereby. In the case of an Optionholder that is an entity, the execution and delivery of this Agreement and any other agreement and certificate in connection with the Business Combination Agreement to which Optionholder is or will be a party (the “Related Agreements”) and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate (or, if applicable, other entity) action on the part of Optionholder and no further corporate (or, if applicable, other entity) action is required on the part of Optionholder to authorize this Agreement or any Related Agreement or the transactions contemplated hereby or thereby. In the case of an Optionholder who is an individual, no further action is required on the part of Optionholder to authorize this Agreement or any Related Agreement or the transactions contemplated hereby or thereby.

4.
Additional Agreements and Acknowledgements.

(a)
Access to Information.   Optionholder acknowledges and agrees that (i) Optionholder has had the opportunity to ask representatives of the Company questions with regard to the Business Combination Agreement, this Agreement and the Related Agreements; and (ii) all such questions have been answered fully and to the satisfaction of Optionholder. Optionholder also acknowledges and agrees that Optionholder has had reasonable time and opportunity to consult with Optionholder’s financial, legal, tax and other advisors, if desired, before signing this Agreement.

(b)
Material Inducement.   Optionholder acknowledges that (i) this Agreement is intended to be a material inducement to the Purchaser to complete the transactions contemplated by the Business Combination Agreement, this Agreement and the Related Agreements, and (ii) the Purchaser will (and is entitled to) rely on Optionholder’s execution and delivery of this Agreement and Optionholder’s agreement to be bound by the terms hereof in determining whether to proceed to consummate the Transactions.

(c)
Electronic Signature.   Any signature page delivered electronically or by facsimile (including transmission by Portable Document Format, DocuSign or other fixed image form) shall be binding to the same extent as an original signature page.

(d)
Confidentiality.   Optionholder agrees to keep confidential and not use or disclose to any Person any information (in whatever form) regarding the Company, the Sellers, the Purchaser or the existence or subject matter of this Agreement, the Business Combination Agreement or the transactions contemplated hereby or thereby (including any claim or dispute arising out of or related to this Agreement, the Business Combination Agreement or any Related Agreement, or the interpretation, making, performance, breach or termination hereof or thereof and the reasons therefor) without the written consent of the Purchaser, except that Optionholder may disclose such information (i) to Optionholder’s financial, legal, tax and other advisors and Optionholder’s spouse, domestic partner or other immediate family member(s), in each case, who are subject to an obligation of confidentiality with respect to such information, and (ii) to the extent Optionholder is advised by counsel that such disclosure is required by applicable Law, in which case Optionholder shall promptly notify the Purchaser of such requirement prior to any such disclosure and cooperate with the Purchaser, at the Purchaser’s expense, in seeking a protective order or other confidential treatment to maintain the confidentiality of such information. The foregoing restrictions shall not apply to information that is publicly disclosed other than as a result of a breach by Optionholder of Optionholder’s obligations hereunder or under any other agreement imposing confidentiality obligations. For the avoidance of doubt, the covenants and agreements made by Optionholder in this Section 4(d) shall remain in full force and effect and survive indefinitely.

A-D-3

(e)
Further Actions.   Subject to the terms and conditions provided in the Business Combination Agreement, Optionholder agrees to use reasonable best efforts to promptly take, in its, his or her capacity as a Company Equityholder, all actions, and to promptly do, all things, necessary, proper or advisable under applicable Law to consummate and make effective the Transactions.

5.
Release of Claims.    Optionholder acknowledges that, effective upon the Closing, Optionholder, on behalf of himself, herself or itself, and on behalf of his, her or its attorneys, successors, heirs, assigns and Affiliates, and, if an entity, on behalf of its past, present and future officers, directors, agents, servants and employees, hereby unconditionally and irrevocably releases, acquits and forever discharges, and agrees to indemnify, defend and hold harmless the Purchaser, each of the Purchaser’s Affiliates (including, after the Closing, the Company) and each of their respective past, present and future family members, officers, directors, agents, servants, employees, attorneys, shareholders, successors, heirs, assigns and Affiliates, of, from and against any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys’ fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, accrued or unaccrued, absolute or contingent, liquidated or unliquidated, disclosed and undisclosed, derivative or representative, arising out of or in any way related to agreements, events, acts, omissions to act, conduct or any circumstances existing at any time at or prior to the Closing, to the extent such claims and demands directly or indirectly arise out of, relate to or are in any way connected with Optionholder’s capacity as an equity holder of the Company; provided, that this Section 5 shall not apply to any claims arising out of the representations, warranties, covenants or agreements contained in this Agreement, the Business Combination Agreement or any of the other transaction documents or (a) claims which may not be waived as a matter of law, (b) any rights of Optionholder under the Business Combination Agreement or any agreement entered into by Optionholder pursuant to the Business Combination Agreement (including any transaction document), (c) any right of Optionholder under any director or officer liability insurance policy or any director indemnification agreement, any tail insurance policy relating thereto, and any right to indemnification or advancement contained in the Sellers’s organizational documents, or (d) if Optionholder is a current employee of the Company, any accrued but unpaid base compensation, commissions pursuant to a bona fide commission plan and employment-related benefits (other than equity based benefits), in each case, in connection with his or her employment with the Company.

This release is conditioned upon the consummation of the Transactions as contemplated in the Business Combination Agreement, and shall become null and void, and shall have no effect whatsoever, without any action on the part of any Person, upon termination of the Business Combination Agreement prior to the Closing.
6.
Waiver of Appraisal Rights.   Optionholder, on behalf of Optionholder and all of Optionholder’s releasors, hereby waives and agrees not to assert any and all of their respective appraisal or dissenters rights with respect to the Transactions under applicable Law.

* * * * *

A-D-4

IN WITNESS WHEREOF, the undersigned Optionholder has executed this Agreement on the date set forth below, it being understood that this Agreement shall be irrevocable; provided that, if the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Agreement shall be deemed null and void upon such termination.
OPTIONHOLDER:

Name:

Date:

[Signature page to Option Surrender Agreement]

Schedule I
Options Owned
Name	# of Company Options	Per Share Exercise Price

Annex A
Business Combination Agreement
Furnished separately.

Exhibit E
Confidential
SUMMARY OF CERTAIN PROPOSED EQUITY PLAN TERMS AND CONDITIONS
This term sheet (this “Term Sheet”) sets forth a summary of the principal terms and conditions relating to an equity incentive plan and employee stock purchase plan that will be established in connection with the Transactions.
Equity Incentive Plan
Share Reserve / Evergreen
Purchaser shall create a new equity incentive plan (the “Plan”) with an award pool equal to 8,300,000 shares of Purchaser
(the “Share Reserve”). The Share Reserve will automatically increase on the first day of each calendar year by a share amount equal to the lesser of (i) 3% aggregate common stock outstanding immediately preceding the calendar year, and (ii) such smaller number determined by Board (defined below).

Plan Awards and Administration	The Plan shall be administered by the Board of Directors of Purchaser (the “Board”) or committee thereof. Employees, directors, and independent contractors of the Purchaser and its subsidiaries will be eligible for awards of options, stock appreciation rights, restricted stock, restricted stock units, stock appreciation rights, other stock-based awards, dividend equivalents and cash awards. Awards will be made by the Board on terms and conditions it establishes in its discretion.
Director Share Limits	The maximum number of shares subject to awards granted during a single fiscal year to any non-employee director, together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed a total value of $750,000, increased to $1,000,000 in the directors first year of service.
Employee Stock Purchase Plan
Share Reserve / Evergreen
Purchaser shall create an employee stock purchase plan (the “ESPP”) with a Share Reserve equal to 2% of Purchaser’s outstanding common stock immediately after the Closing. The Share Reserve will automatically increase on the first day of each calendar year by a share amount equal to the lesser of (i) 0.5% aggregate common stock outstanding immediately preceding the calendar year, and (ii) such smaller number determined by Board.
The ESPP will have both Section 423 of the Internal Revenue Code (“Section 423”) qualified components and non-Section 423 qualified components.

Plan Benefits, Administration and Other Terms	The ESPP will be administered by the Board or committee thereof (the “Board”), offering employees of Purchaser and its subsidiaries the ability to purchase shares at up to a 15% discount over such purchase periods as the Board determines in its discretion up to the limits set forth in Section 423. Other plan terms will be reasonable and customary for a similar public company employee stock purchase plan.

Annex B
THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF
FORBES GLOBAL MEDIA HOLDINGS, INC.
(Adopted by special resolution passed on [      ] 2022)

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION
OF
FORBES GLOBAL MEDIA HOLDINGS, INC.
(Adopted by special resolution passed on [       ] 2022)
1
The name of the Company is Forbes Global Media Holdings, Inc..

2
The Registered Office of the Company shall be at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, or at such other place within the Cayman Islands as the Directors may decide.

3
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by the laws of the Cayman Islands.

4
The liability of each Member is limited to the amount unpaid on such Member’s shares.

5
The share capital of the Company is US$55,500 divided into 550,000,000 ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each.

6
The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

7
Capitalised terms that are not defined in this Memorandum of Association bear the respective meanings given to them in the Articles of Association of the Company.

THE COMPANIES ACT (AS REVISED)
OF THE CAYMAN ISLANDS
COMPANY LIMITED BY SHARES
SECOND AMENDED AND RESTATED
ARTICLES OF ASSOCIATION
OF
FORBES GLOBAL MEDIA HOLDINGS, INC.
(Adopted by special resolution passed on [      ] 2021)
1
Interpretation

1.1
In the Articles Table A in the First Schedule to the Statute does not apply and, unless there is something in the subject or context inconsistent therewith:

“Articles”	means these articles of association of the Company.
“Auditor”	means the person for the time being performing the duties of auditor of the Company (if any).
“Binance”	means Binance Capital Management Co., Ltd., a business company incorporated under the laws of the British Virgin Islands.
“Company”	means the above named company.
“Designated Stock Exchange”	means any United States national securities exchange on which the securities of the Company are listed for trading, including the New York Stock Exchange.
“Directors”	means the directors for the time being of the Company.
“Dividend”	means any dividend (whether interim or final) resolved to be paid on Shares pursuant to the Articles.
“Electronic Record”	has the same meaning as in the Electronic Transactions Act.
“Electronic Transactions Act”	means the Electronic Transactions Act (As Revised) of the Cayman Islands.
“Equity Securities”	means, with respect to any Person, all of the shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock or restricted share awards, restricted stock or restricted share units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.
“Exchange Act”	means the United States Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.
“Highlander”	means Highlander Management LLC, a limied liability company incorporated in the State of Delaware.

“Independent Directors”	means an individual who qualifies as “independent” as such term is used in the New York Stock Exchange rules.
“Investor Rights Agreement”	means the amended and restated investor rights agreement dated February 10, 2022 and made between, inter alia, the Company, the Sponsor, IWM and Binance, which amended and restated that certain investor rights agreement dated August 26, 2021.
“IWM”	means Integrated Whale Media Investment Inc., a BVI business company incorporated under the laws of the British Virgin Islands.
“Member”	has the same meaning as in the Statute.
“Memorandum”	means the memorandum of association of the Company.
“Minimum Member’	means a Member meeting the minimum requirements set forth for eligible members to submit proposals under Rule 14a-8 of the Exchange Act or any applicable rules thereunder as may be amended or promulgated thereunder from time to time.
“Nominating and Corporate Governance Committee”	means the nominating and corporate governance committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.
“Ordinary Resolution”	means a resolution passed by a simple majority of the Members as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting, and includes a unanimous written resolution. In computing the majority when a poll is demanded regard shall be had to the number of votes to which each Member is entitled by the Articles.
“Ordinary Share”	means an ordinary share of a par value of US$0.0001 in the share capital of the Company.
“Person”	means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a governmental entity.
“Preference Share”	means a preference share of a par value of US$0.0001 in the share capital of the Company.
“Register of Members”	means the register of Members maintained in accordance with the Statute and includes (except where otherwise stated) any branch or duplicate register of Members.
“Registered Office”	means the registered office for the time being of the Company.
“Seal”	means the common seal of the Company and includes every duplicate seal.
“Share”	means an Ordinary Share or a Preference Share and includes a fraction of a share in the Company.
“Special Resolution”	has the same meaning as in the Statute, and includes a unanimous written resolution.
“Sponsor”	means Magnum Opus Holdings LLC, a Cayman Islands limited liability company, and its successors or assigns.
“Statute”	means the Companies Act (As Revised) of the Cayman Islands.
“Subscriber”	means the subscriber to the Memorandum.
“Treasury Share”	means a Share held in the name of the Company as a treasury share in accordance with the Statute.

1.2
In the Articles:

(a)
words importing the singular number include the plural number and vice versa;

(b)
words importing the masculine gender include the feminine gender;

(c)
words importing persons include corporations as well as any other legal or natural person;

(d)
“written” and “in writing” include all modes of representing or reproducing words in visible form, including in the form of an Electronic Record;

(e)
“shall” shall be construed as imperative and “may” shall be construed as permissive;

(f)
references to provisions of any law or regulation shall be construed as references to those provisions as amended, modified, re-enacted or replaced;

(g)
any phrase introduced by the terms “including”, “include”, “in particular” or any similar expression shall be construed as illustrative and shall not limit the sense of the words preceding those terms;

(h)
the term “and/or” is used herein to mean both “and” as well as “or.” The use of “and/or” in certain contexts in no respects qualifies or modifies the use of the terms “and” or “or” in others. The term “or” shall not be interpreted to be exclusive and the term “and” shall not be interpreted to require the conjunctive (in each case, unless the context otherwise requires);

(i)
headings are inserted for reference only and shall be ignored in construing the Articles;

(j)
any requirements as to delivery under the Articles include delivery in the form of an Electronic Record;

(k)
any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an electronic signature as defined in the Electronic Transactions Act;

(l)
sections 8 and 19(3) of the Electronic Transactions Act shall not apply;

(m)
the term “clear days” in relation to the period of a notice means that period excluding the day when the notice is received or deemed to be received and the day for which it is given or on which it is to take effect; and

(n)
the term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

2
Commencement of Business

2.1
The business of the Company may be commenced as soon after incorporation of the Company as the Directors shall see fit.

2.2
The Directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

3
Issue of Shares

3.1
Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting) and without prejudice to any rights attached to any existing Shares, the Directors may allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) with or without preferred, deferred or other rights or restrictions, whether in regard to Dividend or other distribution, voting, return of capital or otherwise and to such persons, at such times and on such other terms as they think proper, and may also (subject to the Statute and the Articles) vary such rights.

3.2
The Company shall not issue Shares to bearer.

4
Register of Members

4.1
The Company shall maintain or cause to be maintained the Register of Members in accordance with the Statute.

4.2
The Directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Statute. The Directors may also determine which register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

5
Closing Register of Members or Fixing Record Date

5.1
For the purpose of determining Members entitled to notice of, or to vote at any meeting of Members or any adjournment thereof, or Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period which shall not in any case exceed forty days.

5.2
In lieu of, or apart from, closing the Register of Members, the Directors may fix in advance or arrears a date as the record date for any such determination of Members entitled to notice of, or to vote at any meeting of the Members or any adjournment thereof, or for the purpose of determining the Members entitled to receive payment of any Dividend or other distribution, or in order to make a determination of Members for any other purpose.

5.3
If the Register of Members is not so closed and no record date is fixed for the determination of Members entitled to notice of, or to vote at, a meeting of Members or Members entitled to receive payment of a Dividend or other distribution, the date on which notice of the meeting is sent or the date on which the resolution of the Directors resolving to pay such Dividend or other distribution is passed, as the case may be, shall be the record date for such determination of Members. When a determination of Members entitled to vote at any meeting of Members has been made as provided in this Article, such determination shall apply to any adjournment thereof.

6
Certificates for Shares

6.1
A Member shall only be entitled to a share certificate if the Directors resolve that share certificates shall be issued. Share certificates representing Shares, if any, shall be in such form as the Directors may determine. Share certificates shall be signed by one or more Directors or other person authorised by the Directors. The Directors may authorise certificates to be issued with the authorised signature(s) affixed by mechanical process. All certificates for Shares shall be consecutively numbered or otherwise identified and shall specify the Shares to which they relate. All certificates surrendered to the Company for transfer shall be cancelled and subject to the Articles no new certificate shall be issued until the former certificate representing a like number of relevant Shares shall have been surrendered and cancelled.

6.2
The Company shall not be bound to issue more than one certificate for Shares held jointly by more than one person and delivery of a certificate to one joint holder shall be a sufficient delivery to all of them.

6.3
If a share certificate is defaced, worn out, lost or destroyed, it may be renewed on such terms (if any) as to evidence and indemnity and on the payment of such expenses reasonably incurred by the Company in investigating evidence, as the Directors may prescribe, and (in the case of defacement or wearing out) upon delivery of the old certificate.

6.4
Every share certificate sent in accordance with the Articles will be sent at the risk of the Member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

7
Transfer of Shares

7.1
Subject to Article 3.1, Shares are transferable subject to the approval of the Directors by resolution who may, in their absolute discretion, decline to register any transfer of Shares without giving any reason. If the Directors refuse to register a transfer they shall notify the transferee within two months of such refusal.
7.2
The instrument of transfer of any Share shall be in writing and shall be executed by or on behalf of the transferor (and if the Directors so require, signed by or on behalf of the transferee). The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered in the Register of Members.

8
Redemption, Repurchase and Surrender of Shares

8.1
Subject to the provisions of the Statute the Company may issue Shares that are to be redeemed or are liable to be redeemed at the option of the Member or the Company. The redemption of such Shares shall be effected in such manner and upon such other terms as the Company may, by Special Resolution, determine before the issue of the Shares.

8.2
Subject to the provisions of the Statute, the Company may purchase its own Shares (including any redeemable Shares) in such manner and on such other terms as the Directors may agree with the relevant Member.

8.3
The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner permitted by the Statute, including out of capital.

8.4
The Directors may accept the surrender for no consideration of any fully paid Share.

9
Treasury Shares

9.1
The Directors may, prior to the purchase, redemption or surrender of any Share, determine that such Share shall be held as a Treasury Share.

9.2
The Directors may determine to cancel a Treasury Share or transfer a Treasury Share on such terms as they think proper (including, without limitation, for nil consideration).

10
Variation of Rights of Shares

10.1
If at any time the share capital of the Company is divided into different classes of Shares, all or any of the rights attached to any class (unless otherwise provided by the terms of issue of the Shares of that class) may, whether or not the Company is being wound up, be varied without the consent of the holders of the issued Shares of that class where such variation is considered by the Directors not to have a material adverse effect upon such rights; otherwise, any such variation shall be made only with the consent in writing of the holders of not less than two thirds of the issued Shares of that class, or with the approval of a resolution passed by a majority of not less than two thirds of the votes cast at a separate meeting of the holders of the Shares of that class. For the avoidance of doubt, the Directors reserve the right, notwithstanding that any such variation may not have a material adverse effect, to obtain consent from the holders of Shares of the relevant class. To any such meeting all the provisions of the Articles relating to general meetings shall apply mutatis mutandis, except that the necessary quorum shall be one person holding or representing by proxy at least one third of the issued Shares of the class and that any holder of Shares of the class present in person or by proxy may demand a poll.

10.2
For the purposes of a separate class meeting, the Directors may treat two or more or all the classes of Shares as forming one class of Shares if the Directors consider that such class of Shares would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate classes of Shares.

10.3
The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

11
Commission on Sale of Shares

The Company may, in so far as the Statute permits, pay a commission to any person in consideration of his subscribing or agreeing to subscribe (whether absolutely or conditionally) or procuring or agreeing to procure subscriptions (whether absolutely or conditionally) for any Shares. Such commissions may be satisfied by the payment of cash and/or the issue of fully or partly paid-up Shares. The Company may also on any issue of Shares pay such brokerage as may be lawful.
12
Non Recognition of Trusts

The Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by the Articles or the Statute) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder.
13
Lien on Shares

13.1
The Company shall have a first and paramount lien on all Shares (whether fully paid-up or not) registered in the name of a Member (whether solely or jointly with others) for all debts, liabilities or engagements to or with the Company (whether presently payable or not) by such Member or his estate, either alone or jointly with any other person, whether a Member or not, but the Directors may at any time declare any Share to be wholly or in part exempt from the provisions of this Article. The registration of a transfer of any such Share shall operate as a waiver of the Company’s lien thereon. The Company’s lien on a Share shall also extend to any amount payable in respect of that Share.

13.2
The Company may sell, in such manner as the Directors think fit, any Shares on which the Company has a lien, if a sum in respect of which the lien exists is presently payable, and is not paid within fourteen clear days after notice has been received or deemed to have been received by the holder of the Shares, or to the person entitled to it in consequence of the death or bankruptcy of the holder, demanding payment and stating that if the notice is not complied with the Shares may be sold.

13.3
To give effect to any such sale the Directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The purchaser or his nominee shall be registered as the holder of the Shares comprised in any such transfer, and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the sale or the exercise of the Company’s power of sale under the Articles.

13.4
The net proceeds of such sale after payment of costs, shall be applied in payment of such part of the amount in respect of which the lien exists as is presently payable and any balance shall (subject to a like lien for sums not presently payable as existed upon the Shares before the sale) be paid to the person entitled to the Shares at the date of the sale.

14
Call on Shares

14.1
Subject to the terms of the allotment and issue of any Shares, the Directors may make calls upon the Members in respect of any monies unpaid on their Shares (whether in respect of par value or premium), and each Member shall (subject to receiving at least fourteen clear days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on the Shares. A call may be revoked or postponed, in whole or in part, as the Directors may determine. A call may be required to be paid by instalments. A person upon whom a call is made shall remain liable for calls made upon him notwithstanding the subsequent transfer of the Shares in respect of which the call was made.

14.2
A call shall be deemed to have been made at the time when the resolution of the Directors authorising such call was passed.

14.3
The joint holders of a Share shall be jointly and severally liable to pay all calls in respect thereof.

14.4
If a call remains unpaid after it has become due and payable, the person from whom it is due shall pay interest on the amount unpaid from the day it became due and payable until it is paid at such rate as the Directors may determine (and in addition all expenses that have been incurred by the Company by reason of such non-payment), but the Directors may waive payment of the interest or expenses wholly or in part.

14.5
An amount payable in respect of a Share on issue or allotment or at any fixed date, whether on account of the par value of the Share or premium or otherwise, shall be deemed to be a call and if it is not paid all the provisions of the Articles shall apply as if that amount had become due and payable by virtue of a call.

14.6
The Directors may issue Shares with different terms as to the amount and times of payment of calls, or the interest to be paid.

14.7
The Directors may, if they think fit, receive an amount from any Member willing to advance all or any part of the monies uncalled and unpaid upon any Shares held by him, and may (until the amount would otherwise become payable) pay interest at such rate as may be agreed upon between the Directors and the Member paying such amount in advance.

14.8
No such amount paid in advance of calls shall entitle the Member paying such amount to any portion of a Dividend or other distribution payable in respect of any period prior to the date upon which such amount would, but for such payment, become payable.

15
Forfeiture of Shares

15.1
If a call or instalment of a call remains unpaid after it has become due and payable the Directors may give to the person from whom it is due not less than fourteen clear days’ notice requiring payment of the amount unpaid together with any interest which may have accrued and any expenses incurred by the Company by reason of such non-payment. The notice shall specify where payment is to be made and shall state that if the notice is not complied with the Shares in respect of which the call was made will be liable to be forfeited.

15.2
If the notice is not complied with, any Share in respect of which it was given may, before the payment required by the notice has been made, be forfeited by a resolution of the Directors. Such forfeiture shall include all Dividends, other distributions or other monies payable in respect of the forfeited Share and not paid before the forfeiture.

15.3
A forfeited Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the Directors think fit and at any time before a sale, re-allotment or disposition the forfeiture may be cancelled on such terms as the Directors think fit. Where for the purposes of its disposal a forfeited Share is to be transferred to any person the Directors may authorise some person to execute an instrument of transfer of the Share in favour of that person.

15.4
A person any of whose Shares have been forfeited shall cease to be a Member in respect of them and shall surrender to the Company for cancellation the certificate for the Shares forfeited and shall remain liable to pay to the Company all monies which at the date of forfeiture were payable by him to the Company in respect of those Shares together with interest at such rate as the Directors may determine, but his liability shall cease if and when the Company shall have received payment in full of all monies due and payable by him in respect of those Shares.

15.5
A certificate in writing under the hand of one Director or officer of the Company that a Share has been forfeited on a specified date shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the Share. The certificate shall (subject to the execution of an instrument of transfer) constitute a good title to the Share and the person to whom the Share is sold or otherwise disposed of shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Share be affected by any irregularity or invalidity in the proceedings in reference to the forfeiture, sale or disposal of the Share.

15.6
The provisions of the Articles as to forfeiture shall apply in the case of non payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the par value of the Share or by way of premium as if it had been payable by virtue of a call duly made and notified.

16
Transmission of Shares

16.1
If a Member dies the survivor or survivors (where he was a joint holder) or his legal personal representatives (where he was a sole holder), shall be the only persons recognised by the Company as having any title to his Shares. The estate of a deceased Member is not thereby released from any liability in respect of any Share, for which he was a joint or sole holder.

16.2
Any person becoming entitled to a Share in consequence of the death or bankruptcy or liquidation or dissolution of a Member (or in any other way than by transfer) may, upon such evidence being produced as may be required by the Directors, elect, by a notice in writing sent by him to the Company, either to become the holder of such Share or to have some person nominated by him registered as the holder of such Share. If he elects to have another person registered as the holder of such Share he shall sign an instrument of transfer of that Share to that person. The Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution, as the case may be.

16.3
A person becoming entitled to a Share by reason of the death or bankruptcy or liquidation or dissolution of a Member (or in any other case than by transfer) shall be entitled to the same Dividends, other distributions and other advantages to which he would be entitled if he were the holder of such Share. However, he shall not, before becoming a Member in respect of a Share, be entitled in respect of it to exercise any right conferred by membership in relation to general meetings of the Company and the Directors may at any time give notice requiring any such person to elect either to be registered himself or to have some person nominated by him be registered as the holder of the Share (but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the relevant Member before his death or bankruptcy or liquidation or dissolution or any other case than by transfer, as the case may be). If the notice is not complied with within ninety days of being received or deemed to be received (as determined pursuant to the Articles) the Directors may thereafter withhold payment of all Dividends, other distributions, bonuses or other monies payable in respect of the Share until the requirements of the notice have been complied with.

17
Amendments of Memorandum and Articles of Association and Alteration of Capital

17.1
The Company may by Ordinary Resolution:

(a)
increase its share capital by such sum as the Ordinary Resolution shall prescribe and with such rights, priorities and privileges annexed thereto, as the Company in general meeting may determine;

(b)
consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)
convert all or any of its paid-up Shares into stock, and reconvert that stock into paid-up Shares of any denomination;

(d)
by subdivision of its existing Shares or any of them divide the whole or any part of its share capital into Shares of smaller amount than is fixed by the Memorandum or into Shares without par value; and

(e)
cancel any Shares that at the date of the passing of the Ordinary Resolution have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the Shares so cancelled.

17.2
All new Shares created in accordance with the provisions of the preceding Article shall be subject to the same provisions of the Articles with reference to the payment of calls, liens, transfer, transmission, forfeiture and otherwise as the Shares in the original share capital.

17.3
Subject to the provisions of the Statute and the provisions of the Articles as regards the matters to be dealt with by Ordinary Resolution, the Company may by Special Resolution:

(a)
change its name;

(b)
alter or add to the Articles;

(c)
alter or add to the Memorandum with respect to any objects, powers or other matters specified therein; and

(d)
reduce its share capital or any capital redemption reserve fund.

18
Offices and Places of Business

Subject to the provisions of the Statute, the Company may by resolution of the Directors change the location of its Registered Office. The Company may, in addition to its Registered Office, maintain such other offices or places of business as the Directors determine.
19
General Meetings

19.1
All general meetings other than annual general meetings shall be called extraordinary general meetings.

19.2
The Company may, but shall not (unless required by the Statute) be obliged to, in each year hold a general meeting as its annual general meeting, and shall specify the meeting as such in the notices calling it. Any annual general meeting shall be held at such time and place as the Directors shall appoint and if no other time and place is prescribed by them, it shall be held at the Registered Office on the second Wednesday in December of each year at ten o’clock in the morning. At these meetings the report of the Directors (if any) shall be presented.

19.3
The Directors may call general meetings, and they shall on a Members’ requisition forthwith proceed to convene an extraordinary general meeting of the Company.

19.4
A Members’ requisition is a requisition of Members holding at the date of deposit of the requisition not less than twenty-five (25) per cent. in par value of the issued Shares which as at that date carry the right to vote at general meetings of the Company.

19.5
The Members’ requisition must state the objects of the meeting and must be signed by the requisitionists and deposited at the Registered Office, and may consist of several documents in like form each signed by one or more requisitionists.

19.6
If there are no Directors as at the date of the deposit of the Members’ requisition or if the Directors do not within twenty-one days from the date of the deposit of the Members’ requisition duly proceed to convene a general meeting to be held within a further twenty-one days, the requisitionists, or any of them representing more than one-half of the total voting rights of all of the requisitionists, may themselves convene a general meeting, but any meeting so convened shall be held no later than the day which falls three months after the expiration of the said twenty-one day period.

19.7
A general meeting convened as aforesaid by requisitionists shall be convened in the same manner as nearly as possible as that in which general meetings are to be convened by Directors.

20
Notice of General Meetings

20.1
At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting and shall be given in the manner hereinafter mentioned or in such other manner if any as may be prescribed by the Company, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of the Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)
in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)
in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than ninety five per cent. in par value of the Shares giving that right.

20.2
The accidental omission to give notice of a general meeting to, or the non receipt of notice of a general meeting by, any person entitled to receive such notice shall not invalidate the proceedings of that general meeting.

21
Advance Notice for Business

21.1
At each annual general meeting, the Members shall appoint the Directors then subject to appointment in accordance with the procedures set forth in the Articles and subject to the rules and regulations of the Designated Stock Exchange, the Securities and Exchange Commission and/or any other competent regulatory authority or otherwise under Applicable Law. At any such annual general meeting any other business properly brought before the annual general meeting may be transacted.

21.2
To be properly brought before an annual general meeting, business must be:

(a)
specified in the notice of the annual general meeting (or any supplement thereto) given to Members by or at the direction of the Directors in accordance with the Articles;

(b)
otherwise properly brought before the annual general meeting by or at the direction of the Directors; or

(c)
otherwise properly brought before the annual general meeting by a Member who:

(i)
is a Minimum Member at the time of giving of the notice provided for in this Article and at the time of the annual general meeting;

(ii)
is entitled to vote at such annual general meeting; and

(iii)
complies with the notice procedures set forth in this Article.

21.3
For any such business to be properly brought before any annual general meeting pursuant to Article 21.2(c), the Member must have given timely notice thereof in writing, either by personal delivery or express or registered mail (postage prepaid), to the Company not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the one-year anniversary of the date of the annual general meeting for the immediately preceding year. However, in the event that the date of the annual general meeting is more than 30 days before or after such anniversary date, in order to be timely, a Member’s notice must be received by the Company not later than the later of: (x) the close of business 90 days prior to the date of such annual general meeting; and (y) if the first public announcement of the date of such advanced or delayed annual general meeting is less than 100 days prior to such date, 10 days following the date of the first public announcement of the annual general meeting date. In no event shall the public announcement of an adjournment or postponement of an annual general meeting, or such adjournment or postponement, commence a new time period or otherwise extend any time period for the giving of a Member’s notice as described herein.

21.4
Any such notice of other business shall set forth as to each matter the Member proposes to bring before the annual general meeting:

(a)
a brief description of the business desired to be brought before the annual general meeting, the reasons for conducting such business at the annual general meeting and the text of any proposal regarding such business (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend the Articles, the text of the proposed amendment), which shall not exceed 1,000 words;

(b)
as to the Member giving notice and any beneficial owner on whose behalf the proposal is made:

(i)
the name and address of such Member (as it appears in the Register of Members) and such beneficial owner on whose behalf the proposal is made;

(ii)
the class and number of Shares which are, directly or indirectly, owned beneficially or of record by any such Member and by such beneficial owner, respectively, or their respective Affiliates (naming such Affiliates), as at the date of such notice;

(iii)
a description of any agreement, arrangement or understanding (including, without limitation, any swap or other derivative or short positions, profit interests, options, hedging transactions, and securities lending or borrowing arrangement) to which such Member or any such beneficial owner or their respective Affiliates is, directly or indirectly, a party as at the date of such notice: (x) with respect to any Shares; or (y) the effect or intent of which is to mitigate loss to, manage the potential risk or benefit of share price changes (increases or decreases) for, or increase or decrease the voting power of such Member or beneficial owner or any of their Affiliates with respect to Shares or which may have payments based in whole or in part, directly or indirectly, on the value (or change in value) of any Shares (any agreement, arrangement or understanding of a type described in this Article 21.4(b)(iii), a “Covered Arrangement”); and

(iv)
a representation that the Member is a holder of record of Shares entitled to vote at such annual general meeting and intends to appear in person or by proxy at the annual general meeting to propose such business;

(c)
a description of any direct or indirect material interest by security holdings or otherwise of the Member and of any beneficial owner on whose behalf the proposal is made, or their respective Affiliates, in such business (whether by holdings of securities, or by virtue of being a creditor or contractual counterparty of the Company or of a third party, or otherwise) and all agreements, arrangements and understandings between such Member or any such beneficial owner or their respective Affiliates and any other person or persons (naming such person or persons) in connection with the proposal of such business by such Member;

(d)
a representation whether the Member or the beneficial owner intends or is part of a corporate group or other group which intends:

(i)
to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Shares required to approve or adopt the proposal; and/or

(ii)
otherwise to solicit proxies from Members in support of such proposal;

(e)
an undertaking by the Member and any beneficial owner on whose behalf the proposal is made to:

(i)
notify the Company in writing of the information set forth in Articles 21.4(b)(ii), (b)(iii) and (c) above as at the record date for the annual general meeting promptly (and, in any event, within five business days) following the later of the record date or the date notice of the record date is first disclosed by public announcement; and

(ii)
update such information thereafter within two business days of any change in such information and, in any event, as at close of business on the day preceding the meeting date; and

(f)
any other information relating to such Member, any such beneficial owner and their respective Affiliates that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, such proposal pursuant to section 14 of the Exchange Act, to the same extent as if the Shares were registered under the Exchange Act.

21.5
Notwithstanding anything to the contrary, the notice requirements set forth herein with respect to the proposal of any business pursuant to this Article shall be deemed satisfied by a Member if such Member has submitted a proposal to the Company in compliance with Rule 14a-8 of the Exchange Act and such Member’s proposal has been included in a proxy statement that has been prepared by the Company to solicit proxies for the annual general meeting; provided, that such Member shall have provided the information required by Article 21.4; provided, further, that the information required by Article 21.4(b) may be satisfied by providing the information to the Company required pursuant to Rule 14a-8(b) of the Exchange Act.

21.6
Notwithstanding anything in the Articles to the contrary:

(a)
no other business brought by a Member shall be conducted at any annual general meeting except in accordance with the procedures set forth in this Article; and

(b)
unless otherwise required by Applicable Law and the rules of any applicable stock exchange or quotation system on which Shares may be then listed or quoted, if a Member intending to bring business before an annual general meeting in accordance with this Article does not: (x) timely provide the notifications contemplated by Article 21.4(e) above; or (y) timely appear in person or by proxy at the annual general meeting to present the proposed business, such business shall not be transacted, notwithstanding that proxies in respect of such business may have been received by the Company or any other person or entity.

21.7
Except as otherwise provided by Applicable Law or the Articles, the chairman or co-chairman of any annual general meeting shall have the power and duty to determine whether any business proposed to be brought before an annual general meeting was proposed in accordance with the foregoing procedures (including whether the Member solicited or did not so solicit, as the case may be, proxies in support of such Member’s proposal in compliance with such Member’s representation as required by Article 21.4(d)) and if any business is not proposed in compliance with this Article, to declare that such defective proposal shall be disregarded. The requirements of this Article shall apply to any business to be brought before an annual general meeting by a Member and other than matters properly brought under Rule 14a-8 of the Exchange Act. For purposes of the Articles, “public announcement” shall mean disclosure in a press release of the Company reported by the Dow Jones News Service, Associated Press or comparable news service or in a document publicly filed or furnished by the Company with or to the Securities and Exchange Commission pursuant to section 13, 14 or 15(b) of the Exchange Act.

21.8
Nothing in this Article shall be deemed to affect any rights of:

(a)
Members to request inclusion of proposals in the Company’s proxy statement pursuant to applicable rules and regulations under the Exchange Act; or

(b)
the holders of any class of Preference Shares, or any other class of Shares authorised to be issued by the Company, to make proposals pursuant to any applicable provisions thereof.

21.9
Notwithstanding the foregoing provisions of this Article, a Member shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Article, if applicable.

22
Proceedings at General Meetings

22.1
No business shall be transacted at any general meeting unless a quorum is present. The holders of a majority of the Shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum.

22.2
A person may participate at a general meeting by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other. Participation by a person in a general meeting in this manner is treated as presence in person at that meeting.

22.3
A resolution (including a Special Resolution) in writing (in one or more counterparts) signed by or on behalf of all of the Members for the time being entitled to receive notice of and to attend and vote at general meetings (or, being corporations or other non-natural persons, signed by their duly authorised representatives) shall be as valid and effective as if the resolution had been passed at a general meeting of the Company duly convened and held.

22.4
If a quorum is not present within half an hour from the time appointed for the meeting to commence or if during such a meeting a quorum ceases to be present, the meeting, if convened upon a Members’ requisition, shall be dissolved and in any other case it shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting to commence, the Members present shall be a quorum.
22.5
The Directors may, at any time prior to the time appointed for the meeting to commence, appoint any person to act as chairman of a general meeting of the Company or, if the Directors do not make any such appointment, the chairman, if any, of the board of Directors shall preside as chairman at such general meeting. If there is no such chairman, or if he shall not be present within fifteen minutes after the time appointed for the meeting to commence, or is unwilling to act, the Directors present shall elect one of their number to be chairman of the meeting.

22.6
If no Director is willing to act as chairman or if no Director is present within fifteen minutes after the time appointed for the meeting to commence, the Members present shall choose one of their number to be chairman of the meeting.

22.7
The chairman may, with the consent of a meeting at which a quorum is present (and shall if so directed by the meeting) adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place.

22.8
When a general meeting is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of an adjourned meeting.

22.9
A resolution put to the vote of the meeting shall be decided on a show of hands unless before, or on the declaration of the result of, the show of hands, the chairman demands a poll, or any other Member or Members collectively present in person or by proxy (or in the case of a corporation or other non-natural person, by its duly authorised representative or proxy) and holding at least ten per cent. in par value of the Shares giving a right to attend and vote at the meeting demand a poll.

22.10
Unless a poll is duly demanded and the demand is not withdrawn a declaration by the chairman that a resolution has been carried or carried unanimously, or by a particular majority, or lost or not carried by a particular majority, an entry to that effect in the minutes of the proceedings of the meeting shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

22.11
The demand for a poll may be withdrawn.

22.12
Except on a poll demanded on the election of a chairman or on a question of adjournment, a poll shall be taken as the chairman directs, and the result of the poll shall be deemed to be the resolution of the general meeting at which the poll was demanded.

22.13
A poll demanded on the election of a chairman or on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken at such date, time and place as the chairman of the general meeting directs, and any business other than that upon which a poll has been demanded or is contingent thereon may proceed pending the taking of the poll.

22.14
In the case of an equality of votes, whether on a show of hands or on a poll, the chairman shall be entitled to a second or casting vote.

23
Votes of Members

23.1
Subject to any rights or restrictions attached to any Shares, on a show of hands every Member who (being an individual) is present in person or by proxy or, if a corporation or other non-natural person is present by its duly authorised representative or by proxy, shall have one vote and on a poll every Member present in any such manner shall have one vote for every Share of which he is the holder.

23.2
In the case of joint holders the vote of the senior holder who tenders a vote, whether in person or by proxy (or, in the case of a corporation or other non-natural person, by its duly authorised representative or proxy), shall be accepted to the exclusion of the votes of the other joint holders, and seniority shall be determined by the order in which the names of the holders stand in the Register of Members.

23.3
A Member of unsound mind, or in respect of whom an order has been made by any court, having jurisdiction in lunacy, may vote, whether on a show of hands or on a poll, by his committee, receiver, curator bonis, or other person on such Member’s behalf appointed by that court, and any such committee, receiver, curator bonis or other person may vote by proxy.

23.4
No person shall be entitled to vote at any general meeting unless he is registered as a Member on the record date for such meeting nor unless all calls or other monies then payable by him in respect of Shares have been paid.

23.5
No objection shall be raised as to the qualification of any voter except at the general meeting or adjourned general meeting at which the vote objected to is given or tendered and every vote not disallowed at the meeting shall be valid. Any objection made in due time in accordance with this Article shall be referred to the chairman whose decision shall be final and conclusive.

23.6
On a poll or on a show of hands votes may be cast either personally or by proxy (or in the case of a corporation or other non-natural person by its duly authorised representative or proxy). A Member may appoint more than one proxy or the same proxy under one or more instruments to attend and vote at a meeting. Where a Member appoints more than one proxy the instrument of proxy shall state which proxy is entitled to vote on a show of hands and shall specify the number of Shares in respect of which each proxy is entitled to exercise the related votes.

23.7
On a poll, a Member holding more than one Share need not cast the votes in respect of his Shares in the same way on any resolution and therefore may vote a Share or some or all such Shares either for or against a resolution and/or abstain from voting a Share or some or all of the Shares and, subject to the terms of the instrument appointing him, a proxy appointed under one or more instruments may vote a Share or some or all of the Shares in respect of which he is appointed either for or against a resolution and/or abstain from voting a Share or some or all of the Shares in respect of which he is appointed.

24
Proxies

24.1
The instrument appointing a proxy shall be in writing and shall be executed under the hand of the appointor or of his attorney duly authorised in writing, or, if the appointor is a corporation or other non natural person, under the hand of its duly authorised representative. A proxy need not be a Member.

24.2
The Directors may, in the notice convening any meeting or adjourned meeting, or in an instrument of proxy sent out by the Company, specify the manner by which the instrument appointing a proxy shall be deposited and the place and the time (being not later than the time appointed for the commencement of the meeting or adjourned meeting to which the proxy relates) at which the instrument appointing a proxy shall be deposited. In the absence of any such direction from the Directors in the notice convening any meeting or adjourned meeting or in an instrument of proxy sent out by the Company, the instrument appointing a proxy shall be deposited physically at the Registered Office not less than 48 hours before the time appointed for the meeting or adjourned meeting to commence at which the person named in the instrument proposes to vote.

24.3
The chairman may in any event at his discretion declare that an instrument of proxy shall be deemed to have been duly deposited. An instrument of proxy that is not deposited in the manner permitted, or which has not been declared to have been duly deposited by the chairman, shall be invalid.

24.4
The instrument appointing a proxy may be in any usual or common form (or such other form as the Directors may approve) and may be expressed to be for a particular meeting or any adjournment thereof or generally until revoked. An instrument appointing a proxy shall be deemed to include the power to demand or join or concur in demanding a poll.

24.5
Votes given in accordance with the terms of an instrument of proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed, or the transfer of the Share in respect of which the proxy is given unless notice in writing of such death, insanity, revocation or transfer was received by the Company at the

Registered Office before the commencement of the general meeting, or adjourned meeting at which it is sought to use the proxy.
25
Corporate Members

Any corporation or other non-natural person which is a Member may in accordance with its constitutional documents, or in the absence of such provision by resolution of its directors or other governing body, authorise such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Members, and the person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual Member.
26
Shares that May Not be Voted

Shares in the Company that are beneficially owned by the Company shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding Shares at any given time.
27
Directors

27.1
There shall be a board of Directors consisting of not less than one person (exclusive of alternate Directors) to be appointed in accordance with Article 29, provided however that the Company may by Ordinary Resolution increase or reduce the limits in the number of Directors.

28
Powers of Directors

28.1
Subject to the provisions of the Statute, the Memorandum and the Articles and to any directions given by Special Resolution, the business of the Company shall be managed by the Directors who may exercise all the powers of the Company. No alteration of the Memorandum or Articles and no such direction shall invalidate any prior act of the Directors which would have been valid if that alteration had not been made or that direction had not been given. A duly convened meeting of Directors at which a quorum is present may exercise all powers exercisable by the Directors.

28.2
All cheques, promissory notes, drafts, bills of exchange and other negotiable or transferable instruments and all receipts for monies paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed as the case may be in such manner as the Directors shall determine by resolution.

28.3
The Directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any Director who has held any other salaried office or place of profit with the Company or to his widow or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

28.4
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and assets (present and future) and uncalled capital or any part thereof and to issue debentures, debenture stock, mortgages, bonds and other such securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

29
Appointment and Removal of Directors

29.1
Subject to Articles 29.2, 29.3, 29.4 and 29.5, the Company may by Ordinary Resolution appoint any person to be a Director or may by Ordinary Resolution remove any Director.

29.2
The Board shall comprise nine (9) Directors with the initial composition as follows: (i) one (1) individual nominated by Sponsor (together with any individual designated pursuant to Section 2.1(b) of the Investor Rights Agreement, the “Sponsor Director”), (ii) two (2) individuals nominated by IWM (together with any individuals designated pursuant to Section 2.1(c) of the Investor Rights Agreement (each, an “IWM Director”), one (i) of which shall be an Independent Director, (iii) the chief executive officer of the Company (together with any individuals designated pursuant to Section 2.1(d) of the Investor Rights Agreement, the “CEO Director”), (iv) two (2) individuals nominated by Binance (together with any individuals designated pursuant to Section 2.1(e)

of the Investor Rights Agreement, the “Binance Directors”) and (v) three (3) individuals jointly nominated by the unanimous agreement of Sponsor, IWM and Binance (the “Joint Directors”). The Directors shall be divided into three classes of directors (Class I, Class II and Class III). The number of Directors in each class shall be as nearly equal as possible. The initial Directors shall by resolution classify themselves as Class I, Class II or Class III Directors provided that the number of Directors in each class shall be as nearly equal as possible. The initial term of the Class I Directors shall expire immediately following the Company’s first annual general meeting of the Company at which Directors are appointed. The initial term of the Class II Directors shall expire immediately following the Company’s second annual general meeting of the Company at which Directors are appointed. The initial term of the Class III Directors shall expire immediately following the Company’s third annual meeting at which Directors are appointed. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, Directors appointed to succeed those Directors whose terms expire shall be appointed for a term of office to expire at the third succeeding annual general meeting after their appointment.
29.3
From and after the initial Board is constituted pursuant to Article 29.2, the Company shall take all necessary action to ensure that the Board consists of such number of Independent Directors so as to meet the independence requirements of the Designated Stock Exchange or any other securities exchange on which the Equity Securities of the Company are then listed.

29.4
The Sponsor, IWM or Binance, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and the Company shall take all necessary action to cause the removal of any such nominee at the request of the applicable party and (ii) designate Directors for appointment to the Board to fill vacancies created by reason of death, removal, resignation or otherwise of its nominees to the Board, and the Company shall take all necessary action to nominate or cause the Board to appoint, as applicable, replacement Directors designated by the applicable party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).

29.5
Upon any decrease in the number of Directors that the Sponsor, IWM or Binance, as applicable, shall be entitled to designate for nomination to the Board in accordance with the Investor Rights Agreement, the Sponsor, IWM or Binance, as applicable, shall take all necessary action to cause the appropriate number of Sponsor Director, IWM Directors or Binance Directors, as applicable, to offer to tender their resignation at least 60 days prior to the expected date of the Company’s next annual meeting of shareholders; provided, that, for the avoidance of doubt, such resignation may be made effective as of the last day of the term of such Director. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee may, in its sole discretion, recommend for nomination the Director that has tendered his or her resignation pursuant to this Article 29.5.

29.6
The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors.

30
Vacation of Office of Director

The office of a Director shall be vacated if:
(a)
the Director gives notice in writing to the Company that he resigns the office of Director; or

(b)
the Director absents himself (for the avoidance of doubt, without being represented by proxy or an alternate Director appointed by him) from three consecutive meetings of the board of Directors without special leave of absence from the Directors, and the Directors pass a resolution that he has by reason of such absence vacated office; or

(c)
the Director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally; or

(d)
the Director is found to be or becomes of unsound mind; or

(e)
all of the other Directors (being not less than two in number) determine that he should be removed as a Director, either by a resolution passed by all of the other Directors at a meeting of the Directors duly convened and held in accordance with the Articles or by a resolution in writing signed by all of the other Directors.

31
Proceedings of Directors

31.1
The quorum for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed shall be a majority of the Directors then in office. A person who holds office as an alternate Director shall, if his appointor is not present, be counted in the quorum. A Director who also acts as an alternate Director shall, if his appointor is not present, count twice towards the quorum.

31.2
Subject to the provisions of the Articles, the Directors may regulate their proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In the case of an equality of votes, the chairman shall have a second or casting vote. A Director who is also an alternate Director shall be entitled in the absence of his appointor to a separate vote on behalf of his appointor in addition to his own vote.

31.3
A person may participate in a meeting of the Directors or any committee of Directors by conference telephone or other communications equipment by means of which all the persons participating in the meeting can communicate with each other at the same time. Participation by a person in a meeting in this manner is treated as presence in person at that meeting. Unless otherwise determined by the Directors the meeting shall be deemed to be held at the place where the chairman is located at the start of the meeting.

31.4
A resolution in writing (in one or more counterparts) signed by all the Directors or all the members of a committee of the Directors or, in the case of a resolution in writing relating to the removal of any Director or the vacation of office by any Director, all of the Directors other than the Director who is the subject of such resolution (an alternate Director being entitled to sign such a resolution on behalf of his appointor and if such alternate Director is also a Director, being entitled to sign such resolution both on behalf of his appointer and in his capacity as a Director) shall be as valid and effectual as if it had been passed at a meeting of the Directors, or committee of Directors as the case may be, duly convened and held.

31.5
A Director or alternate Director may, or other officer of the Company on the direction of a Director or alternate Director shall, call a meeting of the Directors by at least two days’ notice in writing to every Director and alternate Director which notice shall set forth the general nature of the business to be considered unless notice is waived by all the Directors (or their alternates) either at, before or after the meeting is held. To any such notice of a meeting of the Directors all the provisions of the Articles relating to the giving of notices by the Company to the Members shall apply mutatis mutandis.

31.6
The continuing Directors (or a sole continuing Director, as the case may be) may act notwithstanding any vacancy in their body, but if and so long as their number is reduced below the number fixed by or pursuant to the Articles as the necessary quorum of Directors the continuing Directors or Director may act for the purpose of increasing the number of Directors to be equal to such fixed number, or of summoning a general meeting of the Company, but for no other purpose.

31.7
The Directors may elect a chairman of their board and determine the period for which he is to hold office; but if no such chairman is elected, or if at any meeting the chairman is not present within five minutes after the time appointed for the meeting to commence, the Directors present may choose one of their number to be chairman of the meeting.

31.8
All acts done by any meeting of the Directors or of a committee of the Directors (including any person acting as an alternate Director) shall, notwithstanding that it is afterwards discovered that there was some defect in the appointment of any Director or alternate Director, and/or that they or any of them were disqualified, and/or had vacated their office and/or were not entitled to vote, be as valid as if every such person had been duly appointed and/or not disqualified to be a Director or alternate Director and/or had not vacated their office and/or had been entitled to vote, as the case may be.

31.9
A Director but not an alternate Director may be represented at any meetings of the board of Directors by a proxy appointed in writing by him. The proxy shall count towards the quorum and the vote of the proxy shall for all purposes be deemed to be that of the appointing Director.

32
Presumption of Assent

A Director or alternate Director who is present at a meeting of the board of Directors at which action on any Company matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent from such action with the person acting as the chairman or secretary of the meeting before the adjournment thereof or shall forward such dissent by registered post to such person immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director or alternate Director who voted in favour of such action.
33
Directors’ Interests

33.1
A Director or alternate Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Directors may determine.

33.2
A Director or alternate Director may act by himself or by, through or on behalf of his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director or alternate Director.

33.3
A Director or alternate Director may be or become a director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as a shareholder, a contracting party or otherwise, and no such Director or alternate Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

33.4
No person shall be disqualified from the office of Director or alternate Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director or alternate Director shall be in any way interested be or be liable to be avoided, nor shall any Director or alternate Director so contracting or being so interested be liable to account to the Company for any profit realised by or arising in connection with any such contract or transaction by reason of such Director or alternate Director holding office or of the fiduciary relationship thereby established. A Director (or his alternate Director in his absence) shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of the interest of any Director or alternate Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

33.5
A general notice that a Director or alternate Director is a shareholder, director, officer or employee of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure for the purposes of voting on a resolution in respect of a contract or transaction in which he has an interest, and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

34
Minutes

The Directors shall cause minutes to be made in books kept for the purpose of recording all appointments of officers made by the Directors, all proceedings at meetings of the Company or the holders of any class of Shares and of the Directors, and of committees of the Directors, including the names of the Directors or alternate Directors present at each meeting.
35
Delegation of Directors’ Powers

35.1
The Directors may delegate any of their powers, authorities and discretions, including the power to sub-delegate, to any committee consisting of one or more Directors. They may also delegate to any managing director or any Director holding any other executive office such of their powers, authorities and discretions as they consider desirable to be exercised by him provided that an alternate Director may not act as managing director and the appointment of a managing director shall be revoked forthwith if he ceases to be a Director. Any such delegation may be made subject to any conditions the Directors may impose and either collaterally with or to the exclusion of their own powers and any such delegation may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of a committee of Directors shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.
35.2
The Directors may establish any committees, local boards or agencies or appoint any person to be a manager or agent for managing the affairs of the Company and may appoint any person to be a member of such committees, local boards or agencies. Any such appointment may be made subject to any conditions the Directors may impose, and either collaterally with or to the exclusion of their own powers and any such appointment may be revoked or altered by the Directors. Subject to any such conditions, the proceedings of any such committee, local board or agency shall be governed by the Articles regulating the proceedings of Directors, so far as they are capable of applying.

35.3
The Directors may by power of attorney or otherwise appoint any person to be the agent of the Company on such conditions as the Directors may determine, provided that the delegation is not to the exclusion of their own powers and may be revoked by the Directors at any time.

35.4
The Directors may by power of attorney or otherwise appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or authorised signatory of the Company for such purpose and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under the Articles) and for such period and subject to such conditions as they may think fit, and any such powers of attorney or other appointment may contain such provisions for the protection and convenience of persons dealing with any such attorneys or authorised signatories as the Directors may think fit and may also authorise any such attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in him.

35.5
The Directors may appoint such officers of the Company (including, for the avoidance of doubt and without limitation, any secretary) as they consider necessary on such terms, at such remuneration and to perform such duties, and subject to such provisions as to disqualification and removal as the Directors may think fit. Unless otherwise specified in the terms of his appointment an officer of the Company may be removed by resolution of the Directors or Members. An officer of the Company may vacate his office at any time if he gives notice in writing to the Company that he resigns his office.

36
Alternate Directors

36.1
Any Director (but not an alternate Director) may by writing appoint any other Director, or any other person willing to act, to be an alternate Director and by writing may remove from office an alternate Director so appointed by him.

36.2
An alternate Director shall be entitled to receive notice of all meetings of Directors and of all meetings of committees of Directors of which his appointor is a member, to attend and vote at every such meeting at which the Director appointing him is not personally present, to sign any written resolution of the Directors, and generally to perform all the functions of his appointor as a Director in his absence.

36.3
An alternate Director shall cease to be an alternate Director if his appointor ceases to be a Director.

36.4
Any appointment or removal of an alternate Director shall be by notice to the Company signed by the Director making or revoking the appointment or in any other manner approved by the Directors.

36.5
Subject to the provisions of the Articles, an alternate Director shall be deemed for all purposes to be a Director and shall alone be responsible for his own acts and defaults and shall not be deemed to be the agent of the Director appointing him.

37
No Minimum Shareholding

The Company in general meeting may fix a minimum shareholding required to be held by a Director, but unless and until such a shareholding qualification is fixed a Director is not required to hold Shares.
38
Remuneration of Directors

38.1
The remuneration to be paid to the Directors, if any, shall be such remuneration as the Directors shall determine. The Directors shall also be entitled to be paid all travelling, hotel and other expenses properly incurred by them in connection with their attendance at meetings of Directors or committees of Directors, or general meetings of the Company, or separate meetings of the holders of any class of Shares or debentures of the Company, or otherwise in connection with the business of the Company or the discharge of their duties as a Director, or to receive a fixed allowance in respect thereof as may be determined by the Directors, or a combination partly of one such method and partly the other.

38.2
The Directors may by resolution approve additional remuneration to any Director for any services which in the opinion of the Directors go beyond his ordinary routine work as a Director. Any fees paid to a Director who is also counsel, attorney or solicitor to the Company, or otherwise serves it in a professional capacity shall be in addition to his remuneration as a Director.

39
Seal

39.1
The Company may, if the Directors so determine, have a Seal. The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors. Every instrument to which the Seal has been affixed shall be signed by at least one person who shall be either a Director or some officer of the Company or other person appointed by the Directors for the purpose.

39.2
The Company may have for use in any place or places outside the Cayman Islands a duplicate Seal or Seals each of which shall be a facsimile of the common Seal of the Company and, if the Directors so determine, with the addition on its face of the name of every place where it is to be used.

39.3
A Director or officer, representative or attorney of the Company may without further authority of the Directors affix the Seal over his signature alone to any document of the Company required to be authenticated by him under seal or to be filed with the Registrar of Companies in the Cayman Islands or elsewhere wheresoever.

40
Dividends, Distributions and Reserve

40.1
Subject to the Statute and this Article and except as otherwise provided by the rights attached to any Shares, the Directors may resolve to pay Dividends and other distributions on Shares in issue and authorise payment of the Dividends or other distributions out of the funds of the Company lawfully available therefor. A Dividend shall be deemed to be an interim Dividend unless the terms of the resolution pursuant to which the Directors resolve to pay such Dividend specifically state that such Dividend shall be a final Dividend. No Dividend or other distribution shall be paid except out of the realised or unrealised profits of the Company, out of the share premium account or as otherwise permitted by law.

40.2
Except as otherwise provided by the rights attached to any Shares, all Dividends and other distributions shall be paid according to the par value of the Shares that a Member holds. If any Share is issued on terms providing that it shall rank for Dividend as from a particular date, that Share shall rank for Dividend accordingly.

40.3
The Directors may deduct from any Dividend or other distribution payable to any Member all sums of money (if any) then payable by him to the Company on account of calls or otherwise.

40.4
The Directors may resolve that any Dividend or other distribution be paid wholly or partly by the distribution of specific assets and in particular (but without limitation) by the distribution of shares, debentures, or securities of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Directors may settle the same as they think expedient and in particular may issue fractional Shares and may fix the value for distribution of such specific assets or any part thereof and may determine that cash payments shall be made to any Members upon the basis of the value so fixed in order to adjust the rights of all Members and may vest any such specific assets in trustees in such manner as may seem expedient to the Directors.
40.5
Except as otherwise provided by the rights attached to any Shares, Dividends and other distributions may be paid in any currency. The Directors may determine the basis of conversion for any currency conversions that may be required and how any costs involved are to be met.

40.6
The Directors may, before resolving to pay any Dividend or other distribution, set aside such sums as they think proper as a reserve or reserves which shall, at the discretion of the Directors, be applicable for any purpose of the Company and pending such application may, at the discretion of the Directors, be employed in the business of the Company.

40.7
Any Dividend, other distribution, interest or other monies payable in cash in respect of Shares may be paid by wire transfer to the holder or by cheque or warrant sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder who is first named on the Register of Members or to such person and to such address as such holder or joint holders may in writing direct. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. Any one of two or more joint holders may give effectual receipts for any Dividends, other distributions, bonuses, or other monies payable in respect of the Share held by them as joint holders.

40.8
No Dividend or other distribution shall bear interest against the Company.

40.9
Any Dividend or other distribution which cannot be paid to a Member and/or which remains unclaimed after six months from the date on which such Dividend or other distribution becomes payable may, in the discretion of the Directors, be paid into a separate account in the Company’s name, provided that the Company shall not be constituted as a trustee in respect of that account and the Dividend or other distribution shall remain as a debt due to the Member. Any Dividend or other distribution which remains unclaimed after a period of six years from the date on which such Dividend or other distribution becomes payable shall be forfeited and shall revert to the Company.

41
Capitalisation

The Directors may at any time capitalise any sum standing to the credit of any of the Company’s reserve accounts or funds (including the share premium account and capital redemption reserve fund) or any sum standing to the credit of the profit and loss account or otherwise available for distribution; appropriate such sum to Members in the proportions in which such sum would have been divisible amongst such Members had the same been a distribution of profits by way of Dividend or other distribution; and apply such sum on their behalf in paying up in full unissued Shares for allotment and distribution credited as fully paid-up to and amongst them in the proportion aforesaid. In such event the Directors shall do all acts and things required to give effect to such capitalisation, with full power given to the Directors to make such provisions as they think fit in the case of Shares becoming distributable in fractions (including provisions whereby the benefit of fractional entitlements accrue to the Company rather than to the Members concerned). The Directors may authorise any person to enter on behalf of all of the Members interested into an agreement with the Company providing for such capitalisation and matters incidental or relating thereto and any agreement made under such authority shall be effective and binding on all such Members and the Company.
42
Books of Account

42.1
The Directors shall cause proper books of account (including, where applicable, material underlying documentation including contracts and invoices) to be kept with respect to all sums of money received and expended by the Company and the matters in respect of which the receipt or expenditure takes place, all sales and purchases of goods by the Company and the assets and liabilities of the Company. Such books of account must be retained for a minimum period of five years from the date on which they are prepared. Proper books shall not be deemed to be kept if there are not kept such books of account as are necessary to give a true and fair view of the state of the Company’s affairs and to explain its transactions.
42.2
The Directors shall determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Members not being Directors and no Member (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Statute or authorised by the Directors or by the Company in general meeting.

42.3
The Directors may cause to be prepared and to be laid before the Company in general meeting profit and loss accounts, balance sheets, group accounts (if any) and such other reports and accounts as may be required by law.

43
Audit

43.1
The Directors may appoint an Auditor of the Company who shall hold office on such terms as the Directors determine.

43.2
Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the Directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

43.3
Auditors shall, if so required by the Directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the Directors or any general meeting of the Members.

44
Notices

44.1
Notices shall be in writing and may be given by the Company to any Member either personally or by sending it by courier, post, cable, telex, fax or e-mail to him or to his address as shown in the Register of Members (or where the notice is given by e-mail by sending it to the e-mail address provided by such Member). Any notice, if posted from one country to another, is to be sent by airmail.

44.2
Where a notice is sent by courier, service of the notice shall be deemed to be effected by delivery of the notice to a courier company, and shall be deemed to have been received on the third day (not including Saturdays or Sundays or public holidays) following the day on which the notice was delivered to the courier. Where a notice is sent by post, service of the notice shall be deemed to be effected by properly addressing, pre paying and posting a letter containing the notice, and shall be deemed to have been received on the fifth day (not including Saturdays or Sundays or public holidays in the Cayman Islands) following the day on which the notice was posted. Where a notice is sent by cable, telex or fax service of the notice shall be deemed to be effected by properly addressing and sending such notice and shall be deemed to have been received on the same day that it was transmitted. Where a notice is given by e-mail service shall be deemed to be effected by transmitting the e-mail to the e-mail address provided by the intended recipient and shall be deemed to have been received on the same day that it was sent, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient.

44.3
A notice may be given by the Company to the person or persons which the Company has been advised are entitled to a Share or Shares in consequence of the death or bankruptcy of a Member in the same manner as other notices which are required to be given under the Articles and shall be addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address supplied for that purpose by the persons claiming to be so entitled, or at the option of the Company by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

44.4
Notice of every general meeting shall be given in any manner authorised by the Articles to every holder of Shares carrying an entitlement to receive such notice on the record date for such meeting except that in the case of joint holders the notice shall be sufficient if given to the joint holder first named in the Register of Members and every person upon whom the ownership of a Share devolves by reason of his being a legal personal representative or a trustee in bankruptcy of a Member where the Member but for his death or bankruptcy would be entitled to receive notice of the meeting, and no other person shall be entitled to receive notices of general meetings.

45
Winding Up

45.1
If the Company shall be wound up the liquidator shall apply the assets of the Company in satisfaction of creditors’ claims in such manner and order as such liquidator thinks fit. Subject to the rights attaching to any Shares, in a winding up:

(a)
if the assets available for distribution amongst the Members shall be insufficient to repay the whole of the Company’s issued share capital, such assets shall be distributed so that, as nearly as may be, the losses shall be borne by the Members in proportion to the par value of the Shares held by them; or

(b)
if the assets available for distribution amongst the Members shall be more than sufficient to repay the whole of the Company’s issued share capital at the commencement of the winding up, the surplus shall be distributed amongst the Members in proportion to the par value of the Shares held by them at the commencement of the winding up subject to a deduction from those Shares in respect of which there are monies due, of all monies payable to the Company for unpaid calls or otherwise.

45.2
If the Company shall be wound up the liquidator may, subject to the rights attaching to any Shares and with the approval of a Special Resolution of the Company and any other approval required by the Statute, divide amongst the Members in kind the whole or any part of the assets of the Company (whether such assets shall consist of property of the same kind or not) and may for that purpose value any assets and determine how the division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like approval, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the liquidator, with the like approval, shall think fit, but so that no Member shall be compelled to accept any asset upon which there is a liability.

46
Indemnity and Insurance

46.1
Every Director and officer of the Company (which for the avoidance of doubt, shall not include auditors of the Company), together with every former Director and former officer of the Company (each an “Indemnified Person”) shall be indemnified out of the assets of the Company against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, whatsoever which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud or wilful default. No Indemnified Person shall be liable to the Company for any loss or damage incurred by the Company as a result (whether direct or indirect) of the carrying out of their functions unless that liability arises through the actual fraud or wilful default of such Indemnified Person. No person shall be found to have committed actual fraud or wilful default under this Article unless or until a court of competent jurisdiction shall have made a finding to that effect.

46.2
The Company shall advance to each Indemnified Person reasonable attorneys’ fees and other costs and expenses incurred in connection with the defence of any action, suit, proceeding or investigation involving such Indemnified Person for which indemnity will or could be sought. In connection with any advance of any expenses hereunder, the Indemnified Person shall execute an undertaking to repay the advanced amount to the Company if it shall be determined by final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification pursuant to this Article. If it shall be determined by a final judgment or other final adjudication that such Indemnified Person was not entitled to indemnification with respect to such judgment, costs or expenses, then such party shall not be indemnified with respect to such judgment, costs or expenses and any advancement shall be returned to the Company (without interest) by the Indemnified Person.
46.3
The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or other officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

47
Financial Year

Unless the Directors otherwise prescribe, the financial year of the Company shall end on 31st December in each year and, following the year of incorporation, shall begin on 1st January in each year.
48
Transfer by Way of Continuation

If the Company is exempted as defined in the Statute, it shall, subject to the provisions of the Statute and with the approval of a Special Resolution, have the power to register by way of continuation as a body corporate under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.
49
Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more other constituent companies (as defined in the Statute) upon such terms as the Directors may determine and (to the extent required by the Statute) with the approval of a Special Resolution.

FORBES GLOBAL MEDIA HOLDINGS, INC.
2022 EQUITY INCENTIVE PLAN
1.   Purpose.   The purpose of the Forbes Global Media Holdings, Inc. 2022 Equity Incentive Plan is to provide a means through which the Company and the other members of the Company Group may attract and retain key personnel, and to provide a means whereby directors, officers, employees, consultants, and advisors of the Company and the other members of the Company Group can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Ordinary Shares, thereby strengthening their commitment to the welfare of the Company Group and aligning their interests with those of the Company’s shareholders.
2.   Definitions.   The following definitions shall be applicable throughout the Plan.
(a)   “Absolute Share Limit” has the meaning given to such term in Section 5(b) of the Plan.
(b)   “Adjustment Event” has the meaning given to such term in Section 11(a) of the Plan.
(c)   “Affiliate” means any Person that directly or indirectly controls, is controlled by, or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract, or otherwise.
(d)   “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Share Appreciation Right, Restricted Share, Restricted Share Unit, Other Equity-Based Award, and Other Cash-Based Award granted under the Plan.
(e)   “Award Agreement” means the document or documents by which each Award (other than an Other Cash-Based Award) is evidenced, which may be in written or electronic form.
(f)   “Board” means the Board of Directors of the Company.
(g)   “Cause” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) if such Participant is also a party to an employment, severance, consulting, or similar type of agreement with a member of the Company Group at the time of the applicable Termination, “Cause” (or term of similar meaning), as defined therein, or (ii) if the Participant is not a party to such an agreement at the time of the applicable Termination (or if such agreement does not contain a definition of “Cause” (or term of similar meaning)), (A) the Participant is convicted of (x) a felony, or (y) a misdemeanor relating to the business of the Company or any of its Affiliates or involving moral turpitude; (B) the Participant’s willful failure to substantially perform his or her duties with the Company or any of its Affiliates (other than any such failure resulting from incapacity due to physical or mental illness); (C) the Participant’s engaging in (x) material misconduct or wrongdoing, or illegal conduct in the course of carrying out the Participant’s duties with the Company or any of its Affiliates, or (y) any act of material dishonesty involving the Participant’s employment with the Company or any of its Affiliates (including, without limitation, fraud, misappropriation, or embezzlement); (D) the Participant’s material breach of any written agreement with the Company or any of its Affiliates; or (E) the Participant’s material violation of the Company’s (or any of its Affiliates’) Code of Conduct or other policies applicable to the Participant (including, without limitation, any policy regarding sexual harassment or discrimination); provided, that any such event shall not constitute Cause unless such Participant has been provided with written notice from the Company describing in reasonable detail the circumstances alleged to constitute Cause, and the Participant has failed to cure such circumstances within thirty (30) days following such written notice (to the extent curable).
(h)   “Change in Control” means:
(i)   the acquisition (whether by purchase, merger, consolidation, combination, or other similar transaction) by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then-outstanding Ordinary Shares, taking into account as outstanding for this purpose such

Ordinary Shares issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Ordinary Shares; or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that for purposes of the Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate; or (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate;
(ii)   during any period of 12 months, individuals who, at the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, that any Person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such Person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall be deemed to be an Incumbent Director;
(iii)   a merger or consolidation of the Company with any other company, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(iv)   the sale, transfer, or other disposition of all or substantially all of the assets of the Company Group (taken as a whole) to any Person that is not an Affiliate of the Company; or
(v)   the date of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii), (iv) or (v) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
(i)   “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.
(j)   “Committee” means the Compensation Committee of the Board or any properly delegated subcommittee thereof or, if no such Compensation Committee or subcommittee thereof exists, the Board.
(k)   “Company” means Forbes Global Media Holdings, Inc., an exempted company incorporated in the Cayman Islands with limited liability, and any successor thereto.
(l)   “Company Group” means, collectively, the Company and its Subsidiaries.
(m)   “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.
(n)   “Disability” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) if such Participant is also a party to an employment, severance, consulting, or similar type of agreement with a member of the Company Group at the time of the applicable Termination, “Disability” (or term of similar meaning), as defined therein; or (ii) if the Participant is not a party to such an agreement at the time of the applicable Termination (or if such agreement does not contain a definition of “Disability” (or term of similar meaning)), the Participant becomes eligible to receive income replacement benefits under any long-term disability plan covering employees of the Company or any of its Affiliates, or, if no such disability plan is maintained by the Company, “Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
(o)   “Effective Date” means the date on which the transactions contemplated by that certain Business Combination Agreement, by and among Magnum Opus Acquisition Limited, Integrated Whale Media Investment, Inc., Highlander Management LLC, Forbes Global Holdings Inc. and Forbes Global Media Holdings, Inc., dated as of August 26, 2021, as amended from time to time, are consummated.
(p)   “Eligible Person” means any: (i) individual employed by any member of the Company Group;; (ii) director or officer of any member of the Company Group; or (iii) consultant or advisor to any member of the Company Group who may be offered securities registrable pursuant to a registration statement on Form S-8 under the Securities Act, who, in the case of each of clauses (i) through (iii) above, has entered into an Award Agreement or who has received written notification from the Committee or its designee that they have been selected to participate in the Plan.
(q)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.
(r)   “Exercise Price” has the meaning given to such term in Section 7(b) of the Plan.
(s)   “Fair Market Value” means, unless the Committee determines otherwise, on a given date: (i) if the Ordinary Share is listed on a national securities exchange, the closing sales price of the Ordinary Share reported on the primary exchange on which the Ordinary Share is listed and traded on such date, or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the Ordinary Share is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last-sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Ordinary Share is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last-sale basis, the amount determined by the Committee in good faith to be the fair market value of the Ordinary Share.
(t)   “GAAP” has the meaning given to such term in Section 7(d) of the Plan.
(u)   “Good Reason” means, as to any Participant, unless the applicable Award Agreement states otherwise, (i) if such Participant is also a party to an employment, severance, consulting, or similar type of agreement with a member of the Company Group at the time of the applicable Termination, “Good Reason” (or term of similar meaning), as defined therein, or (ii) if the Participant is not a party to such an agreement at the time of the applicable Termination (or if such agreement does not contain a definition of “Good Reason” (or term of similar meaning)), the occurrence of any of the following without such Participant’s express written consent: (A) a reduction in such Participant’s annual base salary or annual cash incentive bonus opportunity; (B) a material diminution in such Participant’s duties, authorities, responsibilities, or title(s) with the Company Group; (C) a relocation of the Participant’s principal place of employment with the Company Group by more than thirty (30) miles (which increases such Participant’s one-way commute); or (D) a material breach by the Company Group of any written agreement with such Participant; provided, that any such event shall not constitute Good Reason unless (x) such Participant has provided the Company with written notice describing in reasonable detail the events alleged to constitute “Good Reason” within thirty (30) days of their first occurrence, (y) the Company Group has failed to cure such events within thirty (30) days following such written notice, and (z) the Participant resigns the Participant’s employment with the Company Group within ten (10) days following the expiration of such cure period.
(v)   “Immediate Family Members” has the meaning given to such term in Section 13(b) of the Plan.
(w)   “Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.
(x)   “Indemnifiable Person” has the meaning given to such term in Section 4(e) of the Plan.
(y)   “Non-Employee Director” means a member of the Board who is not an employee of any member of the Company Group.
(z)   “Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.
(aa)   “Option” means an Award granted under Section 7 of the Plan.
(bb)   “Option Period” has the meaning given to such term in Section 7(c) of the Plan.
(cc)   “Ordinary Share” means the ordinary share of the Company, par value $0.0001 per share (and any share or other securities into which such Ordinary Share may be converted or into which it may be exchanged).
(dd)   “Other Cash-Based Award” means an Award that is granted under Section 10 of the Plan that is denominated and/or payable in cash.
(ee)   “Other Equity-Based Award” means an Award that is not an Option, Share Appreciation Right, Restricted Share, or Restricted Share Unit that is granted under Section 10 of the Plan and is (i) payable by delivery of Ordinary Shares and/or (ii) measured by reference to the value of Ordinary Shares.
(ff)   “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to the Plan.
(gg)   “Permitted Transferee” has the meaning given to such term in Section 13(b) of the Plan.
(hh)   “Person” means any individual, entity, or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
(ii)   “Plan” means this Forbes Global Media Holdings, Inc. 2022 Equity Incentive Plan, as it may be amended and/or restated from time to time.
(jj)   “Qualifying Director” means a Person who is, with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(kk)   “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions, including vesting conditions.
(ll)   “Restricted Share” means Ordinary Share, subject to certain specified restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(mm)   “Restricted Share Unit” means an unfunded and unsecured promise to deliver Ordinary Shares, cash, other securities, or other property, subject to certain restrictions (which may include, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.
(nn)   “SAR Period” has the meaning given to such term in Section 8(c) of the Plan.

(oo)   “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations, or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations, or guidance.
(pp)   “Service Recipient” means, with respect to a Participant holding a given Award, the member of the Company Group by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(qq)   “Share Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.
(rr)   “Strike Price” has the meaning given to such term in Section 8(b) of the Plan.
(ss)   “Subsidiary” means, with respect to any specified Person:
(i)   any corporation, association, or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and
(ii)   any partnership (or any comparable foreign entity) (A) the sole general partner (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (B) the only general partners (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(tt)   “Substitute Awards” has the meaning given to such term in Section 5(e) of the Plan.
(uu)   “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient for any reason (including death or Disability).
3.   Effective Date; Duration.   The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.
4.   Administration.
(a)   General.   The Committee shall administer the Plan (except as otherwise permitted herein). To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan), it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act, be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(b)   Committee Authority.   Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Ordinary Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled in, or exercised for, cash, Ordinary Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Ordinary Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the

Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in, and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) adopt sub-plans to the Plan for the purpose of permitting or facilitating the offering of Awards to employees of certain foreign subsidiaries or otherwise outside the jurisdiction of the United States of America; and (x) make any other factual or legal determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)   Delegation.   To the extent permitted by applicable law and the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any Person or Persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of any member of the Company Group the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of, or which is allocated to, the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to Non-Employee Directors. Notwithstanding the foregoing in this Section 4(c), it is intended that any action under the Plan intended to qualify for an exemption provided by Rule 16b-3 promulgated under the Exchange Act related to Persons who are subject to Section 16 of the Exchange Act will be taken only by the Board or by a committee or subcommittee of two or more Qualifying Directors. However, the fact that any member of such committee or subcommittee shall fail to qualify as a Qualifying Director shall not invalidate any action that is otherwise valid under the Plan.
(d)   Finality of Decisions.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan, any Award, or any Award Agreement shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including, without limitation, any member of the Company Group, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.
(e)   Indemnification.   No member of the Board, the Committee, or any employee or agent of any member of the Company Group (each such Person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made with respect to the Plan or any Award hereunder and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit, or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined, as provided below, that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts, omissions, or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the organizational documents of any member of the Company Group. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the organizational documents of any member of the Company Group, as a matter of law, under an individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold such Indemnifiable Persons harmless.
(f)   Board Authority.   Notwithstanding anything to the contrary contained in the Plan, the Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the securities exchange or inter-dealer quotation system on which the Ordinary Share is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.
5.   Grant of Awards; Shares Subject to the Plan; Limitations.
(a)   Grants.   The Committee may, from time to time, grant Awards to one or more Eligible Persons. All Awards granted under the Plan shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee, including, without limitation, attainment of any performance conditions or metrics deemed appropriate by the Committee.
(b)   Share Reserve and Limits.   Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 11 of the Plan, no more than 8,300,000 Ordinary Shares shall be reserved and available for Awards under the Plan (the “Initial Limit”); provided, that on January 1, 202[2]1 and on each January 1 thereafter during the term of the Plan, the number of Ordinary Shares reserved and available for issuance under the Plan shall be cumulatively increased by the lesser of (x) three percent (3%) of the aggregate Ordinary Shares outstanding on the immediately preceding December 31, or (y) such lesser number of Ordinary Shares as determined by the Board (the total number of Ordinary Shares reserved under the Plan from time to time, the “Absolute Share Limit”); (ii) subject to Section 11 of the Plan, no more than the number of Ordinary Shares equal to the Absolute Share Limit may be issued in the aggregate pursuant to the exercise of Incentive Stock Options granted under the Plan; and (iii) the maximum number of shares subject to Awards granted during a single fiscal year to any Non-Employee Director, together with any cash fees paid to such Non-Employee Director during such fiscal year, shall not exceed a total value of $750,000 (increased to $1,000,000 in a Non-Employee Director’s first year of service on the Board), calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes.
(c)   Share Counting.   Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, terminated, settled in cash, or otherwise is settled without issuance to the Participant of the full number of Ordinary Shares to which the Award related, the unissued Ordinary Shares will again be available for grant under the Plan. Ordinary Shares withheld in payment of the Exercise Price, or taxes relating to an Award, and shares equal to the number of shares surrendered in payment of any Exercise Price, or taxes relating to an Award, shall be deemed to constitute shares not issued to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that such shares shall not become available for issuance hereunder if either: (i) the applicable shares are withheld or surrendered following the termination of the Plan; or (ii) at the time the applicable shares are withheld or surrendered, it would constitute a material revision of the Plan subject to shareholder approval under any then-applicable rules of the national securities exchange on which the Ordinary Share is listed.
(d)   Source of Shares.   Ordinary Shares issued by the Company in settlement of Awards may be authorized and unissued shares, Ordinary Shares held in the treasury of the Company, Ordinary Shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e)   Substitute Awards.   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding Awards previously granted by an entity

1
To be first January 1 following the closing.

directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Absolute Share Limit; provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding Options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code shall be counted against the aggregate number of Ordinary Shares available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements and applicable law, available Ordinary Shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of Ordinary Shares available for issuance under the Plan.
6.   Eligibility.   Participation in the Plan shall be limited to Eligible Persons.
7.   Options.
(a)   General.   Each Option granted under the Plan shall be evidenced by an Award Agreement, which agreement need not be the same for each Participant. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of a member of the Company Group, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to, and comply with, such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.
(b)   Exercise Price.   Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per Ordinary Share for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares or stock representing more than 10% of the voting power of all classes of shares and stock of any member of the Company Group, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant.
(c)   Vesting and Expiration; Termination.
(i)   Options shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, however, that notwithstanding any such vesting dates or events, the Committee may in its sole discretion accelerate the vesting of any Options at any time and for any reason. Options shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Ordinary Shares is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition. Notwithstanding the foregoing, in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares or stock representing more than 10% of the voting power of all classes of shares and stock of any member of the Company Group.

(ii)   Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Options granted to such Participant, whether vested or unvested, shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for one year thereafter (but in no event beyond the expiration of the Option Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested Option granted to such Participant shall immediately terminate and expire, and each outstanding vested Option shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the Option Period).
(d)   Method of Exercise and Form of Payment.   No Ordinary Shares shall be issued pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company (or telephonic instructions to the extent provided by the Committee) in accordance with the terms of the Option accompanied by payment of the Exercise Price. Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, the Exercise Price shall be payable: (i) in cash, check, cash equivalent, and/or Ordinary Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Ordinary Shares in lieu of actual issuance of such shares to the Company); provided, that such Ordinary Shares are not subject to any pledge or other security interest and have been held by the Participant for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles (“GAAP”)); or (ii) by such other method as the Committee may permit in its sole discretion, including, without limitation (A) in other property having a fair market value on the date of exercise equal to the Exercise Price; (B) if there is a public market for the Ordinary Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the Ordinary Shares otherwise issuable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price; or (C) a “net exercise” procedure effected by withholding the minimum number of Ordinary Shares otherwise issuable in respect of an Option that is needed to pay the Exercise Price. Any fractional Ordinary Shares shall be settled in cash.
(e)   Notification upon Disqualifying Disposition of an Incentive Stock Option.   Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date the Participant makes a disqualifying disposition of any share of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such share of Common Stock before the later of (i) the date that is two years after the Date of Grant of the Incentive Stock Option, or (ii) the date that is one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Ordinary Share acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Ordinary Share.
(f)   Compliance With Laws, etc.   Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, as it may be amended from time to time, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8.   Share Appreciation Rights.
(a)   General.   Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b)   Strike Price.   Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per Ordinary Share for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option.
(c)   Vesting and Expiration; Termination.
(i)   A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, however, that notwithstanding any such vesting dates or events, the Committee may, in its sole discretion, accelerate the vesting of any SAR at any time and for any reason. SARs shall expire upon a date determined by the Committee, not to exceed ten years from the Date of Grant (the “SAR Period”); provided, that if the SAR Period would expire at a time when trading in the Ordinary Shares is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”), then the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition.
(ii)   Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding SARs granted to such Participant, whether vested or unvested, shall immediately terminate and expire; (B) a Participant’s Termination due to death or Disability, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for one year thereafter (but in no event beyond the expiration of the SAR Period); and (C) a Participant’s Termination for any other reason, each outstanding unvested SAR granted to such Participant shall immediately terminate and expire, and each outstanding vested SAR shall remain exercisable for 90 days thereafter (but in no event beyond the expiration of the SAR Period).
(d)   Method of Exercise.   SARs which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded.
(e)   Payment.   Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that is being exercised multiplied by the excess of the Fair Market Value of one Ordinary Share on the exercise date over the Strike Price, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes required to be withheld. The Company shall pay such amount in cash, in Ordinary Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Ordinary Shares shall be settled in cash.
9.   Restricted Shares and Restricted Share Units.
(a)   General.   Each grant of Restricted Shares and Restricted Share Units shall be evidenced by an Award Agreement. Each Restricted Share and Restricted Share Unit so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)   Share Certificates and Book-Entry Notation; Escrow or Similar Arrangement.   Upon the grant of Restricted Shares, the Committee shall cause a share certificate registered in the name of the Participant to be issued or shall cause Ordinary Share(s) to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions and, if the Committee determines that the Restricted Shares shall be held by the Company or in escrow rather than issued to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Shares covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 13(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Shares and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, a Participant generally shall have the rights and privileges of a shareholder as to shares of Restricted Shares, including, without limitation, the right to vote such Restricted Shares and receive dividends in respect of such Restricted Shares, subject to the limitations set forth in Section 13(c)(ii). To the extent shares of Restricted Shares are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company. A Participant shall have no rights or privileges as a shareholder as to Restricted Share Units.
(c)   Vesting; Termination.
(i)   Restricted Shares and Restricted Share Units shall vest, and any applicable Restricted Period shall lapse, in such manner and on such date or dates or upon such event or events as determined by the Committee including, without limitation, those set forth in Section 5(a) of the Plan; provided, however, that notwithstanding any such dates or events, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Shares or Restricted Share Unit or the lapsing of any applicable Restricted Period at any time and for any reason.
(ii)   Unless otherwise provided by the Committee, whether in an Award Agreement or otherwise, in the event of: (A) a Participant’s Termination by the Service Recipient for Cause, all outstanding Restricted Share or Restricted Share Unit granted to such Participant, whether vested or unvested, shall immediately terminate and expire; and (B) a Participant’s Termination for any other reason prior to the time that such Participant’s Restricted Shares or Restricted Share Units, as applicable, have vested, (i) all vesting with respect to such Participant’s Restricted Shares or Restricted Share Units, as applicable, shall cease and (ii) unvested shares of Restricted Shares and unvested Restricted Share Units, as applicable, shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
(d)   Issuance of Restricted Shares and Settlement of Restricted Share Units.
(i)   Upon the expiration of the Restricted Period with respect to any shares of Restricted Shares, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration the Company shall issue to the Participant or the Participant’s beneficiary, without charge, the share certificate (or, if applicable, a notice evidencing a book-entry notation) evidencing the shares of Restricted Shares which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share).
(ii)   Unless otherwise provided by the Committee in an Award Agreement or otherwise, upon the expiration of the Restricted Period with respect to any outstanding Restricted Share Units, the Company shall issue to the Participant or the Participant’s beneficiary, without charge, one Ordinary Share (or other securities or other property, as applicable) for each such outstanding Restricted Share Unit; provided, however, that the Committee may, in its sole discretion, elect to (A) pay cash or part cash and part Ordinary Shares in lieu of issuing only Ordinary Shares in respect of such Restricted Share Units or (B) defer the issuance of Ordinary Shares (or cash or part cash and part Ordinary Shares, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of issuing Ordinary Shares in respect of such Restricted Share Units, the amount of such payment shall be equal to the Fair Market Value per Ordinary Share as of the date on which the Restricted Period lapsed with respect to such Restricted Share Units.

(iii)   The Committee may permit a Participant to elect to defer the settlement of Restricted Share Units provided that the terms of the Restricted Share Units and any deferral satisfy the requirements of applicable law, including Section 409A of the Code, and the deferral is pursuant to a deferred compensation plan offered by the Company or a Subsidiary.
(e)   Legends on Restricted Shares.   Each certificate, if any, or book entry representing Restricted Shares awarded under the Plan, if any, shall bear a legend or book entry notation substantially in the form of the following, in addition to any other information the Company deems appropriate, until the lapse of all restrictions with respect to such Ordinary Shares:
TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE FORBES GLOBAL MEDIA HOLDINGS, INC. 2022 EQUITY INCENTIVE PLAN AND A RESTRICTED SHARES AWARD AGREEMENT BETWEEN FORBES GLOBAL MEDIA HOLDINGS, INC. AND THE PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF FORBES GLOBAL MEDIA HOLDINGS, INC.
10.   Other Equity-Based Awards and Other Cash-Based Awards.   The Committee may grant Other Equity-Based Awards and Other Cash-Based Awards under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and dependent on such conditions as the Committee shall from time to time in its sole discretion determine including, without limitation, those set forth in Section 5(a) of the Plan. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and each Other Cash-Based Award granted under the Plan shall be evidenced in such form as the Committee may determine from time to time. Each Other Equity-Based Award or Other Cash-Based Award, as applicable, so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement or other form evidencing such Award, including, without limitation, those set forth in Section 13(c) of the Plan.
11.   Changes in Capital Structure and Similar Events.   Notwithstanding any other provision in this Plan to the contrary, the following provisions shall apply to all Awards granted hereunder (other than Other Cash-Based Awards):
(a)   General.   In the event of (i) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Ordinary Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase, or exchange of Ordinary Shares or other securities of the Company, issuance of warrants or other rights to acquire Ordinary Shares or other securities of the Company, or other similar corporate transaction or event that affects the Ordinary Shares (including a Change in Control), or (ii) unusual or nonrecurring events affecting the Company, including changes in applicable rules, rulings, regulations, or other requirements, that the Committee determines, in its sole discretion, could result in dilution or enlargement of the rights intended to be granted to, or available for, Participants (any event in (i) or (ii), an “Adjustment Event”), the Committee shall, in respect of any such Adjustment Event, make such proportionate substitution or adjustment, if any, as it deems equitable, to any or all of: (A) the Initial Limit, the Absolute Share Limit, or any other limit applicable under the Plan with respect to the number of Awards which may be granted hereunder; (B) the number of Ordinary Shares or other securities of the Company (or number and kind of other securities or other property) which may be issued in respect of Awards or with respect to which Awards may be granted under the Plan; and (C) the terms of any outstanding Award, including, without limitation, (I) the number of Ordinary Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate; (II) the Exercise Price or Strike Price with respect to any Award; or (III) any applicable performance measures; provided, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment under this Section 11 shall be conclusive and binding for all purposes.

(b)   Adjustment Events.   Without limiting the foregoing, except as may otherwise be provided in an Award Agreement, in connection with any Adjustment Event, the Committee may, in its sole discretion, provide for any one or more of the following:
(i)   substitution or assumption of Awards (or awards of an acquiring company), acceleration of the exercisability of, lapse of restrictions on, or termination of Awards, or a period of time (which shall not be required to be more than ten days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and
(ii)   subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code, cancellation of any one or more outstanding Awards and payment to the holders of such Awards that are vested as of such cancellation (including, without limitation, any Awards that would vest as a result of the occurrence of such event but for such cancellation or for which vesting is accelerated by the Committee in connection with such event) the value of such Awards, if any, as determined by the Committee (which value, if applicable, may be based upon the price per Ordinary Share received or to be received by other shareholders of the Company in such event), including, without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Ordinary Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of an Ordinary Share subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of Restricted Shares, Restricted Share Units, or Other Equity-Based Awards that are not vested as of such cancellation, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Shares, Restricted Share Units, or Other Equity-Based Awards prior to cancellation, or the underlying shares in respect thereof.
Payments to holders pursuant to clause (ii) above shall be made in cash or, in the sole discretion of the Committee, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of Ordinary Shares covered by the Award at such time (less any applicable Exercise Price or Strike Price).
(c)   Change in Control.   Notwithstanding anything to the contrary set forth in this Plan, if, within the twenty four (24) month period following a Change in Control, a Participant experiences a Termination either (i) by the Company Group without Cause, or (ii) by such Participant for Good Reason, then any outstanding Awards then held by such Participant shall immediately vest (and, if applicable, become exercisable) upon the date of such Termination (with any performance metrics applicable to any such Award deemed achieved at the greater of (x) the “target” level of achievement, or (y) actual achievement as of the date of such Termination).
(d)   Fractional Shares.   Any adjustment provided under this Section 11 may provide for the elimination of any fractional share that might otherwise become subject to an Award in exchange for a cash payment equal to the Fair Market Value of such fractional share.
(e)   Binding Effect.   Any adjustment, substitution, determination of value or other action taken by the Committee under this Section 11 shall be conclusive and binding for all purposes.
12.   Amendments and Termination.
(a)   Amendment and Termination of the Plan.   The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuance, or termination shall be made without shareholder approval if: (i) such approval is necessary to comply with any regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company may be listed or quoted) or for changes in GAAP to new accounting standards; (ii) it would increase the number of securities which may be issued under the Plan (except for increases pursuant to Section 5 or 11 of the Plan), or (iii) it would materially modify the requirements for participation in the Plan; provided, further, that any such amendment, alteration, suspension, discontinuance, or termination that would adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder, or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 12(b) of the Plan without shareholder approval.
(b)   Amendment of Award Agreements.   The Committee may, to the extent consistent with the terms of the Plan and any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel, or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively (including after a Participant’s Termination); provided, that, other than pursuant to Section 11, any such waiver, amendment, alteration, suspension, discontinuance, cancellation, or termination that would adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 11 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR; (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash payment that is greater than the intrinsic value (if any) of the canceled Option or SAR; and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted.
13.   General.
(a)   Award Agreements.   Each Award (other than an Other Cash-Based Award) under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant to whom such Award was granted and shall specify the terms and conditions of the Award and any rules applicable thereto, including, without limitation, the effect on such Award of the death, Disability, or Termination of a Participant, or of such other events as may be determined by the Committee. For purposes of the Plan, an Award Agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate, or a letter) evidencing the Award. The Committee need not require an Award Agreement to be signed by the Participant or a duly authorized representative of the Company.
(b)   Nontransferability.
(i)   Each Award shall be exercisable only by such Participant to whom such Award was granted during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold, or otherwise transferred or encumbered by a Participant (unless such transfer is specifically required pursuant to a domestic relations order or by applicable law) other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against any member of the Company Group; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer, or encumbrance.
(ii)   Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any Person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statement promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and the Participant’s Immediate Family Members; (C) a partnership or limited liability company whose only partners or stockholders are the Participant and the Participant’s

Immediate Family Members; or (D) a beneficiary to whom donations are eligible to be treated as “charitable contributions” for federal income tax purposes (each transferee described in clauses (A), (B), (C), and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.
(iii)   The terms of any Award transferred in accordance with clause (ii) above shall apply to the Permitted Transferee and any reference in the Plan or in any applicable Award Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that: (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Ordinary Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of a Participant’s Termination under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.
(c)   Dividends and Dividend Equivalents.
(i)   The Committee may, in its sole discretion, provide a Participant as part of an Award with dividends, dividend equivalents, or similar payments in respect of Awards, payable in cash, Ordinary Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Ordinary Shares, Restricted Shares or other Awards.
(ii)   Without limiting the foregoing, unless otherwise provided in the Award Agreement, any dividend otherwise payable in respect of any Restricted Share that remains subject to vesting conditions at the time of payment of such dividend shall be retained by the Company, remain subject to the same vesting conditions as the Restricted Share to which the dividend relates and shall be delivered (without interest) to the Participant within 15 days following the date on which such restrictions on such Restricted Shares lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Shares to which such dividends relate).
(iii)   To the extent provided in an Award Agreement, the holder of outstanding Restricted Share Units shall be entitled to be credited with dividend equivalent payments (upon the payment by the Company of dividends on Ordinary Shares) either in cash or, in the sole discretion of the Committee, in Ordinary Shares having a Fair Market Value equal to the amount of such dividends (and interest may, in the sole discretion of the Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Committee), which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying Restricted Share Units are settled following the date on which the Restricted Period lapses with respect to such Restricted Share Units, and if such Restricted Share Units are forfeited, the Participant shall have no right to such dividend equivalent payments (or interest thereon, if applicable).
(d)   Tax Withholding.
(i)   A Participant shall be required to pay to the Company or one or more of its Subsidiaries, as applicable, an amount in cash (by check or wire transfer) equal to the aggregate amount of any income, employment, and/or other applicable taxes that are statutorily required to be withheld in respect of an Award. Alternatively, the Company or any of its Subsidiaries may elect, in its sole discretion, to satisfy this requirement by withholding such amount from any cash compensation or other cash amounts owing to a Participant.
(ii)   Without limiting the foregoing, the Committee may (but is not obligated to), in its sole discretion, permit or require a Participant to satisfy all or any portion of the maximum income, employment, and/or other applicable taxes that are statutorily required to be withheld with respect to an Award by: (A) the delivery of Ordinary Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment under applicable accounting standards) having an aggregate Fair Market Value equal to such maximum statutorily required withholding liability (or portion thereof); or (B) having the Company withhold from the Ordinary Shares otherwise issuable or deliverable to, or that would otherwise be retained by, the Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, a number of Ordinary Shares with an aggregate Fair Market Value equal to an amount, subject to clause (iii) below, not in excess of such maximum statutorily required withholding liability (or portion thereof).
(iii)   The Committee, subject to its having considered the applicable accounting impact of any such determination, has full discretion to allow Participants to satisfy, in whole or in part, any additional income, employment, and/or other applicable taxes payable by them with respect to an Award by electing to have the Company withhold from the Ordinary Shares otherwise issuable or deliverable to, or that would otherwise be retained by, a Participant upon the grant, exercise, vesting, or settlement of the Award, as applicable, Ordinary Shares having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding liability (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in a Participant’s relevant tax jurisdictions).
(e)   Data Protection.   By participating in the Plan or accepting any rights granted under it, each Participant consents to the collection and processing of personal data relating to the Participant so that the Company and its Affiliates can fulfill their obligations and exercise their rights under the Plan and generally administer and manage the Plan. This data will include, but may not be limited to, data about participation in the Plan and shares offered or received, purchased, or sold under the Plan from time to time and other appropriate financial and other data (such as the date on which the Awards were granted) about the Participant and the Participant’s participation in the Plan.
(f)   No Claim to Awards; No Rights to Continued Employment; Waiver.   No employee of any member of the Company Group, or other Person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Service Recipient or any other member of the Company Group, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Service Recipient or any other member of the Company Group may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, except to the extent of any provision to the contrary in any written employment contract or other agreement between the Service Recipient and/or any member of the Company Group and the Participant, whether any such agreement is executed before, on, or after the Date of Grant.
(g)   Designation and Change of Beneficiary.   Each Participant may file with the Committee a written designation of one or more Persons as the beneficiary or beneficiaries, as applicable, who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon the Participant’s death. A Participant may, from time to time, revoke or change the Participant’s beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be the Participant’s spouse or, if the Participant is unmarried at the time of death, the Participant’s estate.
(h)   Termination.   Except as otherwise provided in an Award Agreement, unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation, or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with one Service Recipient to employment or service with another Service Recipient (or vice-versa) shall be considered a Termination; and (ii) if a Participant undergoes a Termination, but such Participant continues to provide services to the Company Group in a non-employee capacity, such change in status shall not be considered a Termination for purposes of the Plan. Further, unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be a member of the Company Group (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction.
(i)   No Rights as a Shareholder.   Except as otherwise specifically provided in the Plan or any Award Agreement, no Person shall be entitled to the privileges of ownership in respect of Ordinary Shares which are subject to Awards hereunder until such shares have been issued or delivered to such Person.
(j)   Government and Other Regulations.
(i)   The obligation of the Company to settle Awards in Ordinary Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Ordinary Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel (if the Company has requested such an opinion), satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Ordinary Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all Ordinary Shares or other securities of any member of the Company Group issued under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the Federal securities laws, or the rules, regulations, and other requirements of the Securities and Exchange Commission and any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or quoted, and any other applicable Federal, state, local, or non-U.S. laws, rules, regulations, and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on certificates representing Ordinary Shares or other securities of any member of the Company Group issued under the Plan to make appropriate reference to such restrictions or may cause such Ordinary Shares or other securities of any member of the Company Group issued under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add, at any time, any additional terms or provisions to any Award granted under the Plan that the Committee, in its sole discretion, deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)   The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Ordinary Shares from the public markets, the Company’s issuance of Ordinary Shares to the Participant, the Participant’s acquisition of Ordinary Shares from the Company, and/or the Participant’s sale of Ordinary Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall, subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code: (A) pay to the Participant an amount equal to the excess of (I) the aggregate Fair Market Value of the Ordinary Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or issued, as applicable), over (II) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of issuance of Ordinary Shares (in the case of any other Award), with such amount being delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof or (B) in the case of Restricted Shares, Restricted Share Units, or Other Equity-Based Awards, provide the Participant with a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Restricted Shares, Restricted Share Units, or Other Equity-Based Awards, or the underlying shares in respect thereof.
(k)   Section 83(b) Elections.   If a Participant, in connection with the acquisition of Ordinary Shares under the Plan or otherwise, makes an election under Section 83(b) of the Code or a similar provision of law, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.
(l)   Payments to Persons Other Than Participants.   If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for the Participant’s affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or the Participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to the Participant’s spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(m)   Nonexclusivity of the Plan.   Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholder of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of equity-based awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.
(n)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other Person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
(o)   Reliance on Reports.   Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of any member of the Company Group and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(p)   Relationship to Other Benefits.   No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan or as required by applicable law.
(q)   Governing Law.   The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws’ provisions thereof. EACH PARTICIPANT WHO ACCEPTS AN AWARD IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.
(r)   Severability.   If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person, or Award and the remainder of the Plan and any such Award shall remain in full force and effect.
(s)   Obligations Binding on Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(t)   Section 409A of the Code.
(i)   Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of the Plan comply with (or are otherwise exempt from) Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
(ii)   Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Following any applicable six-month delay, all such delayed payments will be paid in a single lump sum (without interest) on the earliest date permitted under Section 409A of the Code that is also a business day.
(iii)   Unless otherwise provided by the Committee in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) are accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation, pursuant to Section 409A of the Code or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
(u)   Clawback/Repayment.   All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or the Committee and as in effect from time to time; and (ii) applicable law.
(v)   Right of Offset.   The Company will have the right to offset against its obligation to deliver Ordinary Shares (or other property or cash) under the Plan or any Award Agreement any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to the Company pursuant to tax equalization, housing, automobile, or other employee programs) that the Participant then owes to any member of the Company Group and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement. Notwithstanding the foregoing, if an Award is “deferred compensation” subject to Section 409A of the Code, the Committee will have no right to offset against its obligation to deliver Ordinary Shares (or other property or cash) under the Plan or any Award Agreement if such offset could subject the Participant to the additional tax imposed under Section 409A of the Code in respect of an outstanding Award.
(w)   Expenses; Titles and Headings.   The expenses of administering the Plan shall be borne by the Company Group. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

FORBES GLOBAL MEDIA HOLDINGS, INC.
2022 EMPLOYEE STOCK PURCHASE PLAN
The purpose of the Forbes Global Media Holdings, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Forbes Global Media Holdings, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase ordinary shares of the Company, par value $0.0001 per share (the “Ordinary Shares”). Subject to Section 17 of the Plan, an aggregate of [           ]1 Ordinary Shares have been approved and reserved for this purpose, plus on January 1, 202[2],2 and each January 1 thereafter during the term of the Plan, the number of Ordinary Shares reserved and available for issuance under the Plan shall be cumulatively increased by the least of (i) one-half percent (0.5%) of the aggregate number of Ordinary Shares issued and outstanding on the immediately preceding December 31st, or (ii) such lesser number of Ordinary Shares as determined by the Administrator (as defined in Section 1).
The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423(b) of the Code, options will be granted pursuant to rules, procedures or sub-plans adopted by the Administrator designed to achieve tax, securities laws or other objectives for eligible employees. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
Unless otherwise defined herein, capitalized terms in this Plan shall have the meaning ascribed to them in Section 11.
1.   Administration.   The Plan will be administered by the person or persons (the “Administrator”) composed of members of the Company’s Board of Directors (the “Board”) as appointed by the Board for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (ii) interpret the terms and provisions of the Plan; (iii) make all determinations it deems advisable for the administration of the Plan; (iv) decide all disputes arising in connection with the Plan; and (v) otherwise supervise the administration of the Plan. All interpretations and decisions of the Administrator shall be binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. The Board or the Administrator may delegate any or all of its duties, powers, and authority to any officer or officers of the Company, except to the extent such delegation would be inconsistent with applicable law, rule, or regulation.
2.   Offerings.   The Company may make one or more offerings to eligible employees to purchase Ordinary Shares under the Plan (“Offerings”). The Administrator shall determine, in its discretion, when the initial Offering and any subsequent Offering shall occur and the duration of each such Offering, provided that (i) unless otherwise determined by the Administrator, each Offering shall be 6 months in duration, and (ii) no Offering shall exceed 27 months in duration.
3.   Eligibility.   All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they are customarily employed by the Company or a Designated Subsidiary for more than 20 hours a week (or such lesser number of hours per week as the Administrator shall determine in advance of an Offering) and have completed such period of service prior to the Offering Date as the Administrator may require (but in no event will the required period of continuous employment be equal to or greater than two years). Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system

1
2% of outstanding ordinary shares immediately after the closing.

2
To be first January 1 following the closing.

are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in this Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.
4.   Participation.
(a)   Participants.   An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment form to his or her appropriate payroll location (or as designated by the Administrator) at least 15 business days before the Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). An enrollment form may, in the discretion of Administrator, be in electronic form (including, without limitation, in an electronic format provided by a third-party administrator designated by the Administrator to assist with administration of the Plan).
(b)   Enrollment.   The enrollment form will (a) state a whole percentage to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Ordinary Shares in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which Ordinary Shares purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage of Compensation for future Offerings, provided he or she remains eligible.
(c)   Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
5.   Employee Contributions.   Each eligible employee may authorize payroll deductions at a minimum of one percent (1%) up to a maximum of ten percent (10%) of such employee’s Compensation for each pay period. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions. Subject to the limitations otherwise set forth herein, eligible employees may also contribute to the Plan directly through delivery of a check or wire transfer as authorized by the Administrator.
6.   Deduction Changes.   Except as may be determined by the Administrator in advance of an Offering, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least fifteen (15) business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering). The Administrator may, in advance of any Offering, establish rules permitting a Participant to increase, decrease or terminate his or her payroll deduction during an Offering.
7.   Withdrawal.   A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll location (or in accordance with procedures designated by the Administrator). The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund such individual’s entire account balance under the Plan to him or her (after payment for any Ordinary Share purchased before the effective date of withdrawal). Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.
8.   Grant of Options.   On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of Ordinary Shares determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined herein), (b) the number of shares determined by dividing $25,000 by the Fair Market Value of the Ordinary Shares on the Offering Date for such Offering; or (c) such other lesser maximum number of shares as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will be as determined by the Administrator, but in no event will be less than eighty-five percent (85%) of the Fair Market Value of the Ordinary Shares on (x) the Offering Date or, (y) the Exercise Date (whichever of (x) or (y) is less).
Notwithstanding the foregoing, no Participant may be granted an option hereunder if such Participant, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.
9.   Exercise of Option and Purchase of Shares.   Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised his or her Option on such date and shall acquire from the Company such number of whole Ordinary Shares reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; any other balance remaining in a Participant’s account at the end of an Offering will be refunded to the Participant promptly.
10.   Issuance of Certificates.   Certificates or book-entries at the Company’s transfer agent representing Ordinary Shares purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their nominee for such purpose.
11.   Definitions.
The term “Closing Date” means the consummation of the transactions contemplated by that certain Business Combination Agreement, by and among Magnum Opus Acquisition Limited, Integrated Whale Media Investment, Inc., Highlander Management LLC, Forbes Global Holdings Inc., and Forbes Global Media Holdings, Inc., dated as of August 26, 2021, as amended from time to time.
The term “Compensation” means, with respect to an Offering Period, the amount of base pay (excluding overtime), commissions and cash incentive or cash bonus awards, in each case prior to salary reduction pursuant to Sections 125, 132(f), or 401(k) of the Code, but excluding allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items. The Administrator, in its discretion, may establish a different definition of Compensation for an Offering, which for the Section 423 Component shall apply on a uniform and nondiscriminatory basis. Further, the Administrator will have discretion to determine the application of this definition to eligible employees outside the United States.
The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders, and may further designate such companies or Participants as participating in the 423 Component or the Non-423 Component. The Board may also determine which Subsidiaries or eligible employees may be excluded from participation in the Plan, to the extent consistent with Section 423 of the Code or as implemented under the Non-423 Component, and determine which Designated Subsidiary or Subsidiaries will participate in separate Offerings (to the extent that the Company makes separate Offerings). For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Subsidiaries; provided, however, that at any given time, a Subsidiary that is a Designated Subsidiary under the 423 Component will not be a Designated Subsidiary under the Non-423 Component. The current list of Designated Subsidiaries is attached hereto as Appendix A.
The term “Fair Market Value of the Ordinary Shares” on any given date means the fair market value of the Ordinary Shares determined in good faith by the Administrator; provided, however, that if the Ordinary Shares is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), the NASDAQ Global Market, The New York Stock Exchange or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the foregoing method of determining fair market value should be inconsistent with Section 423 of the Code, “Fair Market Value of the Ordinary Shares” shall be determined by the Administrator in a manner consistent with such section of the Code and shall mean the value as so determined.
The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.
The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
12.   Rights on Termination of Employment.   If a Participant’s employment terminates for any reason before the Exercise Date for any Offering, no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary; provided, however, that if a Participant transfers from an Offering under the 423 Component to an Offering under the Non-423 Component, the exercise of the Participant’s Option will be qualified under the 423 Component only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from an Offering under the Non-423 Component to an Offering under the 423 Component, the exercise of the Participant’s Option will remain non-qualified under the Non-423 Component. An employee will not be deemed to have terminated employment for this purpose if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.
13.   Special Rules and Sub-Plans.   Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary, whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that if such special rules or sub-plans are inconsistent with the requirements of Section 423(b) of the Code, the employees subject to such special rules or sub-plans will participate in the Non-423 Component. Any special rules or sub-plans established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.
14.   Optionees Not Shareholders.   Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the Ordinary Shares covered by an Option under the Plan until such shares have been purchased by and issued to him or her.

15.   Rights Not Transferable.   Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
16.   Application of Funds.   All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose.
17.   Adjustment in Case of Changes Affecting Ordinary Shares.   In the event of a subdivision of outstanding Ordinary Shares, the payment of a dividend in Ordinary Shares or any other change affecting the Ordinary Shares, the number of shares approved for the Plan and the share limitation set forth in Section 8 shall be equitably or proportionately adjusted to give proper effect to such event.
18.   Amendment of the Plan.   The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within 12 months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code, or as otherwise required by the rules of any exchange on which the Ordinary Share is then traded.
19.   Insufficient Shares.   If the total number of Ordinary Shares that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Ordinary Shares on such Exercise Date.
20.   Termination of the Plan.   The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.
21.   Governmental Regulations.   The Company’s obligation to sell and deliver Ordinary Shares under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such shares.
22.   Governing Law.   This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws’ provisions thereof. EACH PARTICIPANT IN THE PLAN IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY SUIT, ACTION, OR OTHER PROCEEDING INSTITUTED BY OR AGAINST SUCH PARTICIPANT IN RESPECT OF THE PARTICIPANT’S RIGHTS OR OBLIGATIONS HEREUNDER.
23.   Issuance of Shares.   Shares may be issued upon exercise of an Option from authorized but unissued Ordinary Shares, from shares held in the treasury of the Company, or from any other proper source.
24.   Tax Withholding.   Participation in the Plan is subject to any minimum required tax withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including shares issuable under the Plan.
25.   Notification Upon Sale of Shares Under the 423 Component.   Each Participant agrees, by entering the 423 Component of the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased or within one year after the date such shares were purchased.
26.   Effective Date; Term.   This Plan shall become effective upon the Closing Date, subject to approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or by written consent of the stockholders within 12 months before or after the date the Plan is adopted by the Board. Unless earlier terminated by the Administrator, the expiration date of this Plan, on and after which no Option may be granted hereunder, shall be the tenth (10th) anniversary of the Closing Date.

APPENDIX A
Designated Subsidiaries

Annex E
EXECUTION VERSION
Confidential
SUPPORT AGREEMENT
This SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of August 26, 2021, by and among Integrated Whale Media Investment, Inc., a BVI business company incorporated in the British Virgin Islands (“IWM” or the “Shareholders’ Representative”), Magnum Opus Acquisition Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Purchaser”), and the shareholders of Purchaser set forth on Schedule A hereto (each a “Purchaser Shareholder”).
WHEREAS, Purchaser, IWM, in its capacity as a seller and as the Shareholders’ Representative, Highlander Management LLC, a limited liability company incorporated in the State of Delaware (“Highlander”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”) and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (the “Company”) are concurrently herewith entering into a Business Combination Agreement (as the same may be amended, restated or supplemented, the “Business Combination Agreement”; capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Business Combination Agreement) pursuant to which, among other things, Purchaser will acquire 100% of the issued share capital of FGH from IWM and 5% of the issued share capital of the Company from Highlander, on the terms and subject to the conditions therein;
WHEREAS, each Purchaser Shareholder is, as of the date of this Agreement, beneficial and the sole legal owner of the number of Class B ordinary shares of Purchaser (“Purchaser Class B Shares” and, together with the Purchaser Ordinary Shares, the “Purchaser Shares”) set forth opposite such Purchaser Shareholder’s name on Schedule A hereto (such Purchaser Class B Shares, together with any other Purchaser Shares acquired by such Purchaser Shareholder after the date of this Agreement and during the term of this Agreement, being collectively referred to herein as the “Subject Shares”); and
WHEREAS, Magnum Opus Holdings LLC, a Cayman Islands limited liability company (“Sponsor”) is, as of the date of this Agreement, beneficial and the sole legal owner of the number of warrants entitling the holder thereof to purchase one Purchaser Ordinary Share at a price of  $11.50 per share (“Purchaser Warrants”) set forth opposite Sponsor’s name on Schedule A hereto (such Purchaser Warrants, the “Subject Warrants”);
WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, Purchaser and the Shareholders’ Representative have requested that each Purchaser Shareholder enter into this Agreement.
NOW, THEREFORE, the parties hereto agree as follows:
ARTICLE I
Representations and Warranties of Purchaser Shareholder
Each Purchaser Shareholder hereby represents and warrants (except for with respect to representations and warranties which are designated as “with respect to Sponsor only”, with respect to which only Sponsor hereby represents and warrants) to Purchaser and the Shareholders’ Representative:
1.1   Incorporation and Power.   With respect to Sponsor only, (i) it is a limited liability company incorporated, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted, and (ii) it is not in breach of Sponsor’s Organizational Documents.
1.2   Authorization; No Breach; Valid and Binding Agreement.
(a)   With respect to Sponsor only, it has all requisite corporation or limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Sponsor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Sponsor, and no other corporate actions or proceedings on the part of Sponsor are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby. If such Purchaser Shareholder is a natural person, such Purchaser Shareholder has full legal capacity, right and authority to execute and deliver this Agreement, to perform his or her obligations hereunder and to consummate the transactions contemplated hereby.
(b)   The execution, delivery and performance of this Agreement by such Purchaser Shareholder and the consummation of the transactions contemplated hereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien upon any assets or properties of such Purchaser Shareholder under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or loss or impairment of any right under, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of Sponsor’s Organizational Documents (with respect to Sponsor only), (ii) any Contract or instrument or Permit to which such Purchaser Shareholder or its, his or her properties or assets is bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which such Purchaser Shareholder is subject or its or their respective properties or assets are subject; except, with respect to clause (ii) or (iii) of this Section 1.2(b), where the failure to obtain such authorization, consent, approval or exemption would not, individually or in the aggregate, prevent, materially impair or materially delay such Purchaser Shareholder from consummating the transaction contemplated hereby.
(c)   This Agreement has been duly executed and delivered by such Purchaser Shareholder, and assuming that this Agreement is a valid and binding obligation of the other parties hereto, this Agreement constitutes a valid and binding obligation of such Purchaser Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
1.3   Subject Shares.   Such Purchaser Shareholder is beneficial and sole legal owner of the Purchaser Shares and Purchaser Warrants (as applicable) set forth opposite such Purchaser Shareholder’s name on Schedule A hereto, and all such Subject Shares and Subject Warrants (as applicable) are owned by such Purchaser Shareholder free and clear of all liens or encumbrances, other than liens or encumbrances pursuant to this Agreement, the Purchaser’s Organizational Documents or applicable federal or state securities laws. Such Purchaser Shareholder does not legally own any shares or other equity securities or securities convertible, exercisable or exchangeable into equity securities of Purchaser other than the Subject Shares and the Subject Warrants (as applicable). Such Purchaser Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement, any other Ancillary Agreement or Purchaser’s Organizational Documents.
1.4   Orders.   There is no Governmental Order pending or, to the knowledge of each Purchaser Shareholder, threatened in writing, by or against a Purchaser Shareholder, that seeks to delay or prevent the performance by a Purchaser Shareholder of its obligations under this Agreement.
1.5   Brokerage Fees.   With respect to Sponsor only, except as described on Section 5.18 of the Purchaser Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated by the Business Combination Agreement based upon arrangements made by Sponsor, for which Purchaser or any of its Affiliates may become liable.
1.7   Affiliate Arrangements.   Except as set forth on Schedule A attached hereto, no Purchaser Shareholder, any Affiliate of any Purchaser Shareholder, nor anyone related by blood, marriage or adoption to a Purchaser Shareholder or any such Affiliate, is party to, or has any rights with respect to or arising from, any Contract with Purchaser or its Subsidiaries, other than as contemplated by the Business Combination Agreement, any Ancillary Agreement or in connection with the Transactions or as set forth in the Purchaser SEC Reports.
1.8   Acknowledgement.   Such Purchaser Shareholder understands and acknowledges that each of Purchaser and the Shareholders’ Representative is entering into the Business Combination Agreement in reliance upon such Purchaser Shareholder’s execution and delivery of this Agreement.
ARTICLE II
Representations and Warranties of Purchaser
Purchaser hereby represents and warrants to each Purchaser Shareholder and the Shareholders’ Representative:
2.1   Incorporation and Power.   Purchaser is an exempted company incorporated with limited liability, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted. Purchaser is not in breach of Purchaser’s Organizational Documents.
2.2   Authorization; No Breach; Valid and Binding Agreement.
(a)   Purchaser has all requisite corporation or limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of Purchaser, and no other corporate actions or proceedings on the part of Purchaser are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby.
(b)   The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien upon any assets or properties of Purchaser under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or loss or impairment of any right under, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of Purchaser’s Organizational Documents, (ii) any Contract or instrument or Permit to which Purchaser or its properties or assets is bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which Purchaser is subject or its or their respective properties or assets are subject; except, with respect to clause (ii) or (iii) of this Section 2.2(b), where the failure to obtain such authorization, consent, approval or exemption would not, individually or in the aggregate, prevent, materially impair or materially delay Purchaser from consummating the transaction contemplated hereby.
(c)   This Agreement has been duly executed and delivered by Purchaser, and assuming that this Agreement is a valid and binding obligation of the other parties hereto, this Agreement constitutes a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
ARTICLE III
Representations and Warranties of the Shareholders’ Representative
The Shareholders’ Representative hereby represents and warrants to each Purchaser Shareholder and Purchaser:
3.1   Incorporation and Power.   The Shareholders’ Representative is a BVI business company incorporated, validly existing and in good standing under the laws of the British Virgin Islands, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted. The Shareholders’ Representative is not in breach of Organizational Documents of the Shareholders’ Representative.
3.2   Authorization; No Breach; Valid and Binding Agreement.
(a)   The Shareholders’ Representative has all requisite corporation or limited liability company power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by the Shareholders’ Representative and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action on the part of the Shareholders’ Representative, and no other corporate actions or proceedings on the part of the Shareholders’ Representative are necessary to authorize the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby.
(b)   The execution, delivery and performance of this Agreement by the Shareholders’ Representative and the consummation of the transactions contemplated hereby do not and will not conflict with or result in any breach of, constitute a default (or an event that, with or without notice or lapse of time or both, would become a default) under, result in a violation of, result in the creation of any Lien upon any assets or properties of the Shareholders’ Representative under, give rise to any right of payment, penalty, modification, amendment or termination, cancellation or acceleration with respect to, or loss or impairment of any right under, or require any authorization, consent, approval, exemption or other action by, notice to or filing with any court or other Governmental Authority under (i) the provisions of Organizational Documents of the Shareholders’ Representative, (ii) any Contract or instrument or Permit to which the Shareholders’ Representative or its or their respective properties or assets is bound, or (iii) any Law, statute, rule or regulation or order, judgment or decree to which the Shareholders’ Representative is subject or its properties or assets are subject; except, with respect to clause (ii) or (iii) of this Section 3.2(b), where the failure to obtain such authorization, consent, approval or exemption would not, individually or in the aggregate, prevent, materially impair or materially delay the Shareholders’ Representative from consummating the transaction contemplated hereby.
(c)   This Agreement has been duly executed and delivered by the Shareholders’ Representative, and assuming that this Agreement is a valid and binding obligation of the other parties hereto, this Agreement constitutes a valid and binding obligation of the Shareholders’ Representative, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
3.3   Orders.   There is no Governmental Order pending or, to the knowledge of the Shareholders’ Representative, threatened in writing, by or against the Shareholders’ Representative, that seeks to delay or prevent the performance by the Shareholders’ Representative of its obligations under this Agreement.
ARTICLE IV
Support Agreement; Certain Other Covenants of Purchaser Shareholder
4.1   Binding Effect of Business Combination Agreement.   Sponsor hereby acknowledges that it has read the Business Combination Agreement and Sponsor has had the opportunity to consult with its tax and legal advisors. Sponsor shall be bound by and comply with the obligations of Purchaser pursuant to Section 6.04(b) (Confidentiality, Public Announcements) and Section 6.21 (Acquisition Proposals and Alternative Transactions) of the Business Combination Agreement (and any relevant definitions contained in such Sections) as if Sponsor was an original signatory to the Business Combination Agreement with respect to such provisions.
4.2   Agreement to Vote.
(a)   In Favor of the Transactions.   At any general meeting of Purchaser called to seek the Purchaser Shareholder Approval, or at any adjournment thereof, or in connection with any shareholder written resolution of Purchaser or in any other circumstances upon which a vote, consent, resolution or other approval with respect to the Business Combination Agreement, the Ancillary Agreements, or any

Transaction is sought, such Purchaser Shareholder shall, (i) if a meeting is held, appear at such meeting or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum, and (ii) vote or cause to be voted (including by class vote and/or shareholder written consent or written resolution, if applicable) the Subject Shares in favor of granting the Purchaser Shareholder Approval or, if there are insufficient votes in favor of granting the Purchaser Shareholder Approval, in favor of the adjournment of such general meeting of Purchaser to a later date.
(b)   Against Other Transactions.   At any general meeting of Purchaser, or at any adjournment thereof, or in connection with any shareholder written resolution of Purchaser or in any other circumstances upon which such Purchaser Shareholder’s vote, consent, resolution or other approval is sought, such Purchaser Shareholder shall vote (or cause to be voted) the Subject Shares (including by withholding class vote and/or written consent or written resolution, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Transactions), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by Purchaser or any public offering of any shares of Purchaser, any of its Subsidiaries, or a newly-formed holding company of Purchaser or such Subsidiaries, other than in connection with the Transactions in accordance with the terms of the Business Combination Agreement, (ii) any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to a Business Combination for Purchaser other than the Transactions, (iii) any change in the business, management or board of directors of Purchaser (other than in connection with the Transactions and the Purchaser Shareholder Proposals), (iv) other than any amendment to the Organizational Documents of Purchaser contemplated in the Business Combination Agreement, any amendment of the Organizational Documents of Purchaser or other proposal or transaction involving Purchaser or any of its Subsidiaries, or (v) any other action, proposal or agreement that would be reasonably likely to (A) prevent, impede, interfere with, delay, postpone or attempt to discourage, adversely affect, frustrate the purposes of, result in a breach by Purchaser of, prevent or nullify any provision of the Business Combination Agreement or any Ancillary Agreement, or any Transaction or change in any manner the voting rights of any class of Purchaser’s share capital, (B) result in a breach in any respect of any covenant, representation, warranty or any other obligation or agreement of Purchaser under the Business Combination Agreement or any Ancillary Agreement, (C) result in any of the conditions set forth in Article VII of the Business Combination Agreement not being fulfilled or (D) change in any manner the dividend policy or capitalization of, any class of capital stock of, Purchaser.
(c)   Revoke Other Proxies.   Such Purchaser Shareholder represents and covenants that any proxies or agreements heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or agreements have been or are hereby revoked.
4.3   Sponsor Letter Agreement   No Purchaser Shareholder shall modify or amend that certain Letter Agreement, dated as of March 23, 2021, by and among the Purchaser Shareholders and Purchaser (the “Sponsor Letter Agreement”), other than as contemplated by the Business Combination Agreement, any Ancillary Agreement or in connection with the Transactions.
4.4   Purchaser Contracts.   No Purchaser Shareholder shall enter into, renew or amend in any material respect, any transaction or Contract between or among Purchaser Shareholder, any Affiliate of Purchaser Shareholder, or anyone related by blood, marriage or adoption to Purchaser Shareholder or any Affiliate of Purchaser Shareholder (other than Purchaser or any of its Subsidiaries), on the one hand, and Purchaser or any of Purchaser’s Subsidiaries, on the other hand, other than as contemplated by the Business Combination Agreement, any Ancillary Agreement or in connection with the Transactions.
4.5   No Transfer.   Other than (x) pursuant to this Agreement, (y) upon the consent of the Shareholders’ Representative or (z) to an Affiliate of such Purchaser Shareholder (provided that such Affiliate shall enter into a written agreement, in form and substance reasonably satisfactory to Purchaser, agreeing to be bound by this Agreement to the same extent as such Purchaser Shareholder was with respect to such transferred Subject Shares or Subject Warrants, as applicable), from the date of this Agreement until the date of termination of this Agreement, such Purchaser Shareholder shall not, directly or indirectly, (i) (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, mortgage, grant any option, right or warrant to purchase or otherwise transfer, dispose of or agree to transfer or dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, any Subject Share or Subject Warrant, as applicable, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Shares or Subject Warrants, as applicable, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”), other than set forth in this Agreement or any other Ancillary Agreement, (ii) grant any proxies or enter into any voting arrangement, whether by proxy, voting agreement, voting trust, voting deed or otherwise (including pursuant to any loan of Subject Shares), or enter into any other agreement, with respect to any Subject Shares, in each case, other than as set forth in this Agreement or any other Ancillary Agreement, (iii) take any action that would make any representation or warranty of such Purchaser Shareholder herein untrue or incorrect, or have the effect of preventing or disabling such Purchaser Shareholder from performing its obligations hereunder, or (iv) commit or agree to take any of the foregoing actions or take any other action or enter into any Contract that would reasonably be expected to make any of its representations or warranties contained herein untrue or incorrect or would have the effect of preventing or delaying such Purchaser Shareholder from performing any of its obligations hereunder. Any action attempted to be taken in violation of the preceding sentence will be null and void. Such Purchaser Shareholder agrees with, and covenants to, Purchaser and the Shareholders’ Representative that such Purchaser Shareholder shall not request that Purchaser register the Transfer (by book-entry or otherwise) of any certificated or uncertificated interest representing any of the Subject Shares or Subject Warrants, as applicable.
4.6   Waiver of Anti-Dilution Protection.   Such Purchaser Shareholder hereby waives, forfeits, surrenders and agrees not to exercise, assert or claim, to the fullest extent permitted by applicable Law, the ability to adjust the Initial Conversion Ratio (as defined in the Purchaser’s amended and restated memorandum and articles of association adopted by special resolution on March 22, 2021 and effective on March 22, 2021 (the “Purchaser Charter”)) pursuant to Article 17.3 of the Purchaser Charter in connection with the Transactions, and any rights to other anti-dilution protections with respect to Purchaser Shares that may result from the PIPE Investment and/or the consummation of the Transactions. Such Purchaser Shareholder acknowledges and agrees that (i) this Section 4.6 shall constitute written consent waiving, forfeiting and surrendering the adjustment to the Initial Conversion Ratio pursuant to Article 17.4 of the Purchaser Charter; and (ii) such waiver, forfeiture and surrender granted hereunder shall only terminate upon the termination of the Business Combination Agreement.
4.7   No Redemption.   Such Purchaser Shareholder irrevocably and unconditionally agrees that, from the date hereof and until the termination of this Agreement, such Purchaser Shareholder shall not elect to have any Subject Shares redeemed now or at any time legally or beneficially owned by such Purchaser Shareholder, or submit or surrender any of its Subject Shares for redemption, in connection with the Transactions or otherwise.
4.8   New Shares.   In the event that prior to the Closing (i) any Purchaser Shares, Purchaser Warrants or other securities are issued or otherwise distributed to such Purchaser Shareholder pursuant to any stock dividend or distribution, or any change in any of the Purchaser Shares, Purchaser Warrants or other share capital of Purchaser by reason of any stock split-up, recapitalization, combination, exchange of shares or the like, (ii) such Purchaser Shareholder acquires legal or beneficial ownership of any Purchaser Shares or Purchaser Warrants after the date of this Agreement, including upon exercise of options or settlement of restricted share units or (iii) such Purchaser Shareholder acquires the right to vote or share in the voting of any Purchaser Share after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” and “Subject Warrants”, as applicable, shall be deemed to refer to and include such New Securities (including all such stock dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into) and be subject to the terms of this Agreement to the same extent as if they constituted the Subject Shares or Subject Warrants owned by such Purchaser Shareholder as of the date hereof.
4.9   Fiduciary Duties.   Notwithstanding anything in this Agreement to the contrary, (i) such Purchaser Shareholder makes no agreement or understanding herein in any capacity other than in its, his or her capacity as a record holder and beneficial owner of the Subject Shares, and (ii) nothing herein will be construed to limit or affect any action or inaction by any representative of such Purchaser Shareholder serving as a member of the board of directors (or other similar governing body) of Purchaser or as an officer, employee or fiduciary of Purchaser, in each case, acting in such person’s capacity as a director, officer, employee or fiduciary of Purchaser.
4.10   Termination.   This Agreement shall terminate upon the earliest of (i) the Closing (provided, however, that upon such termination, Section 4.1 (with respect to obligations pursuant to Section 6.04(b) (Confidentiality, Public Announcements) of the Business Combination Agreement only), Section 4.6, Section 4.9, this Section 4.10 and Article V shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms (provided, however, that upon such termination, Section 4.9, this Section 4.10 and Article V shall survive indefinitely).
4.11   Additional Matters.   Such Purchaser Shareholder shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws to consummate the Share Sale and the other Transactions contemplated by the Business Combination Agreement on the terms and subject to the conditions set forth therein and herein. Such Purchaser Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Purchaser or the Shareholders’ Representative may reasonably request for the purpose of effectively carrying out the transactions contemplated by this Agreement, the Business Combination Agreement and any other Ancillary Agreement, including the Investor Rights Agreement (with respect to Sponsor only) and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of Purchaser or the Cayman Act) which would impede, disrupt, prevent or otherwise adversely affect the consummation of any Transaction.
ARTICLE V
General Provisions.
5.1   Notice.   All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to Purchaser and the Shareholders’ Representative in accordance with Section 10.06 of the Business Combination Agreement and to each Purchaser Shareholder at its, his or her address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice). Sections 8 and 19(3) of the Electronic Transactions Act (As Revised) of the Cayman Islands shall not apply.
5.2   Remedies; Specific Performance.   The parties hereto acknowledge that money damages would not be an adequate remedy at law if any party fails to perform any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach and to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond. If any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties shall raise the defense that there is an adequate remedy at law. No remedy shall be exclusive of any other remedy, and all available remedies shall be cumulative.
5.3   Governing Law.   This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to its choice of law rules).
5.4   Binding Arbitration.   Any dispute, controversy, difference, or claim based on, arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement (each, a “Proceeding”) shall be referred to and finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein, and such arbitration shall be administered by the AAA. The parties agree, pursuant to Rule R-1(b) of the AAA Rules, that the Expedited Procedures shall apply irrespective of the amount in dispute. The place of arbitration shall be New York, New York. There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by AAA shall be a retired U.S. judge or a practicing U.S. attorney with no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets, including but not limited to the courts of Hong Kong and the Cayman Islands. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement. All disputes, controversies, differences, or claims arising out of or relating to this Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Agreement, shall be resolved in a confidential manner. The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests. The arbitrator shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the parties must expend for discovery; provided that the parties expressly agree that discovery, in the event the arbitrator permits discovery and notwithstanding the Rules, in connection with any arbitration shall be limited to the following: (i) depositions shall be limited to three (3) depositions per side, each of which shall be limited to seven (7) hours of testimony taken by each side; (ii) written discovery shall be limited to one set of Requests for Production per party, limited to no more than fifteen (15) requests, including subparts; (iii) no interrogatories, requests for admission, or other written discovery shall be permitted; and (iv) the Parties shall disclose documents that they will present in support of their case. Notwithstanding the foregoing, the arbitrators may grant, upon good cause shown, either party’s request for discovery in addition to or limiting that for which this paragraph expressly provides. For the avoidance of doubt, a request by a party to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 5.4.
5.5   Assignment.   This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.
5.6   Amendment.   This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by each Purchaser Shareholder, Purchaser and the Shareholders’ Representative.
5.7   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
5.8   Counterparts.   This Agreement may be executed in two or more counterparts (any of which may be delivered by electronic transmission), each of which shall constitute an original, and all of which taken together shall constitute one and the same instrument. Delivery by email to counsel for the other parties of a counterpart executed by a party shall be deemed to meet the requirements of the previous sentence.

5.9   Entire Agreement.   This Agreement and the agreements referenced herein constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersede all prior understandings, agreements or representations by or among the parties hereto to the extent they relate in any way to the subject matter hereof.
[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.
Magnum Opus Holdings LLC:
Signature:	/s/ Hou Pu Jonathan Lin
Name:	Hou Pu Jonathan Lin
Title:	Manager
/s/ Hou Pu Jonathan Lin Hou Pu Jonathan Lin
/s/ Ka Man Kevin Lee Ka Man Kevin Lee
/s/ Frank Han Frank Han
/s/ Alexandre Mathieu Valdemar Casin Alexandre Mathieu Valdemar Casin
/s/ Liu Xing Ling Liu Xing Ling
/s/ Wing Hong Sammy Hsieh Wing Hong Sammy Hsieh
/s/ Dickson Cheng Dickson Cheng
/s/ Tung Wai Hui Tung Wai Hui

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.
Magnum Opus Acquisition Limited
Signature:	/s/ Hou Pu Jonathan Lin
Name:	Hou Pu Jonathan Lin
Title:	Chief Executive Officer
[Signature Page to Support Agreement]

IN WITNESS WHEREOF, each party has duly executed this Agreement, all as of the date first written above.
Integrated Whale Media Investment, Inc.
Signature:	/s/ Yam Tak Cheung
Name:	Yam Tak Cheung
Title:	Director
[Signature Page to Support Agreement]

Schedule A
Name of Shareholder	Number of Purchaser Class B Shares	Number of Purchaser Warrants	Address for Notice
Sponsor(1)	4,500,000(1)	6,000,000(1)	Unit 1009, ICBC Tower Three Garden Road, Central, Hong Kong
Hou Pu Jonathan Lin(1)	4,500,000(1)	6,000,000(1)
Ka Man Kevin Lee	162,500	/
Frank Han	162,500	/
Alexandre Mathieu Valdemar Casin	50,000	/
Liu Xing Ling	25,000	/
Wing Hong Sammy Hsieh	50,000	/
Dickson Cheng	25,000	/
Tung Wai Hui	25,000	/

(1)
Mr. Jonathan Lin, who holds 100% of the voting securities of Sponsor, may be entitled distributions of all Purchaser Class B Shares and Purchaser Warrants and has voting and investment discretion with respect to all Purchaser Class B Shares and Purchaser Warrants held of record by Sponsor.

Annex F
AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
THIS AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (as it may be amended, supplemented or restated from time to time in accordance with its terms, the “Investor Rights Agreement”), dated as of February 10, 2022 (the “Effective Date”), is made by and among (i) Magnum Opus Acquisition Limited, an exempted company incorporated with limited liability in the Cayman Islands (“PubCo”); (ii) Magnum Opus Holdings LLC, a Cayman Islands limited liability company (“Sponsor”); (iii) Integrated Whale Media Investment Inc., a BVI business company incorporated under the laws of the British Virgin Islands (“IWM”); and (iv) Binance Capital Management Co., Ltd., a business company incorporated under the laws of the British Virgin Islands (“Binance”). This Investor Rights Agreement amends and restates that certain Investor Rights Agreement, dated as of August 26, 2021 (the “Original IRA”), by and among PubCo, Sponsor, IWM, Highlander Management LLC, a limited liability company organized in the State of Delaware (“Highlander”) and the Other Holders included therein (the “Other Holders”). Highlander and the Other Holders shall remain a party hereto and each of PubCo, Sponsor, IWM, Highlander, the Other Holders and Binance may be referred to herein as a “Party” and collectively as the “Parties”.
RECITALS
WHEREAS, PubCo has entered into that certain Business Combination Agreement, dated as of August 26, 2021 (as it may be amended, supplemented or restated from time to time in accordance with the terms of such agreement, the “Business Combination Agreement”), by and among PubCo, Highlander, IWM, Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”), and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“FGMH”) in connection with the business combination (the “Business Combination”) set forth in the Business Combination Agreement;
WHEREAS, pursuant to the Business Combination Agreement, Highlander and IWM will sell to PubCo, and PubCo will purchase from Highlander and IWM, the Highlander Shares and the IWM Shares, respectively;
WHEREAS, PubCo, Sponsor and the Other Holders entered into that certain Registration and Shareholder Rights Agreement, dated as of March 23, 2021 (the “Original RRA”);
WHEREAS, pursuant to the Original IRA, the parties thereto (a) agreed to terminate (i) the Original RRA and replace it with the Original IRA, and (ii) the lock-up provisions in Sections 7(a), 7(b) and 7(c) of the Letter Agreement, dated March 23, 2021 (the “Letter Agreement”), among Sponsor, PubCo and the other parties thereto identified therein as “Insiders”, and replace it with the lock-up provisions in Article IV of the Original IRA, and (b) set forth their agreement with respect to governance, registration rights and certain other matters, in each case in accordance with the terms and conditions of the Original IRA;
WHEREAS, concurrently with execution of this Investor Rights Agreement, Binance has entered into those certain asssignment and assumption agreements with PubCo and the other parties included therein, pursuant to which Binance has agreed to subscribe for 20,000,000 Class A ordinary shares of PubCo in the aggregate substantially concurrently with the Closing;
WHEREAS, pursuant to Section 5.4 of the Original IRA, the Original IRA could only be amended or modified in whole or in part with the express written consent of (i) PubCo, (ii) each of Sponsor and IWM, for so long as such Party collectively Beneficially Owns Ordinary Shares representing 10% or more of the Ordinary Shares Beneficially Owned by such Party immediately after the Closing and (iii) in any event, at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders (collectively, the “Requisite Parties”);
WHEREAS, for purposes of this amendment and restatement of the Original IRA, PubCo, Sponsor and IWM constitute the Requisite Parties; and
WHEREAS, on the Effective Date, Binance and each of the Requisite Parties desire to amend and restate the Original IRA by entering into this Investor Rights Agreement on the terms and conditions set forth herein, which shall amend, restated, supersede and replace in its entirety the Original IRA.

F-1

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Investor Rights Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Binance along with the Requisite Parties hereby agree that the Original IRA shall be amended, restated, superseded and replaced in its entirety by this Investor Rights Agreement and further agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1   Definitions.   As used in this Investor Rights Agreement, the following terms shall have the following meanings:
“AAA” has the meaning set forth in Section 5.7(b).
“Acceptance Notice” has the meaning set forth in Section 4.3(a).
“Action” has the meaning set forth in Section 5.13(a).
“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith determination of the Board, after consultation with counsel to PubCo, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any Prospectus and any preliminary Prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, and (c) would reasonably be expected to have a material adverse effect on any proposal or plan by PubCo or any of its subsidiaries to engage in any material acquisition of assets or shares (other than in the ordinary course of business) or any material merger, consolidation, tender offer, recapitalization, reorganization, financing or other transaction involving PubCo and either (x) PubCo has a bona fide business purpose for preserving the confidentiality of such transaction, (y) disclosure would have a material adverse effect on PubCo or PubCo’s ability to consummate such transaction, or (z) such transaction renders PubCo unable to comply with SEC requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.
“Affiliate” of any particular Person means any other Person that directly, or indirectly through one or more of its intermediaries, controls, is controlled by or under common control with such particular Person, where “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise; provided, that no Party or affiliate thereof shall be deemed an Affiliate of PubCo or any of its subsidiaries for purposes of this Investor Rights Agreement.
“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.
“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
“Binance” has the meaning set forth in the Preamble.
“Binance Director” has the meaning set forth in Section 2.1(a).
“Binance Nominee” has the meaning set forth in Section 2.1(e).
“Binance Observer” has the meaning set forth in Section 2.2.
“Board” means the board of directors of PubCo.
“Business Combination” has the meaning set forth in the Recitals.
“Business Combination Agreement” has the meaning set forth in the Recitals.

F-2

“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized by Law to close in the State of New York, Hong Kong, the Cayman Islands or the British Virgin Islands.
“Closing” has the meaning given to such term in the Business Combination Agreement.
“Closing Date” has the meaning given to such term in the Business Combination Agreement.
“Company Shares” means shares of FGMH with a par value of $1.00 per share.
“Confidential Information” has the meaning set forth in Section 2.8.
“Demand Delay” has the meaning set forth in Section 3.2(a)(i).
“Demand Initiating Holders” has the meaning set forth in Section 3.2(a).
“Demand Period” has the meaning set forth in Section 3.2(c).
“Demand Registration” has the meaning set forth in Section 3.2(a).
“Demand Registration Notice” has the meaning set forth in Section 3.2(a).
“Distribution” means a distribution, however structured (including through dissolution), by any Holder of Equity Securities of PubCo to such Holder’s limited partners, members or equityholders (as applicable).
“Effective Date” has the meaning set forth in the Preamble.
“Entity” means a Person that is not a natural Person.
“Equity Securities” means, with respect to any Person, all of the shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock, shares or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock or restricted share awards, restricted stock or restricted share units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.
“Family Member” means with respect to any Person, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such Person or any trust created for the benefit of such Person or of which any of the foregoing is a beneficiary.
“FGH” has the meaning set forth in the Recitals.
“FGMH” has the meaning set forth in the Recitals.
“FINRA” means the Financial Industry Regulatory Authority, Inc.
“Governmental Entity” means any federal, national, supranational, foreign, state, provincial, local, county, municipal or other government, any governmental, regulatory or administrative authority, agency, department, bureau, board, commission or official or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority, or any court, tribunal, judicial or arbitral body or arbitrator (public or private), or any Self-Regulatory Organization (in each case to the extent that the rules, regulations or orders of such body or authority have the force of Law).
“Highlander” has the meaning set forth in the Preamble.
“Highlander Shares” means all of the Company Shares held by Highlander.

F-3

“Holder” means any holder of Registrable Securities who is a Party to, or who succeeds to rights under, this Investor Rights Agreement pursuant to Section 5.1; provided, that a Party who does not hold Registrable Securities as of the Closing Date and who acquires Registrable Securities after the Closing Date will not be a Holder until such Party gives PubCo a representation in writing of the number of Registrable Securities it holds.
“Holder Indemnitees” has the meaning set forth in Section 5.13(a).
“Indemnification Sources” has the meaning set forth in Section 5.13(c).
“Indemnified Liabilities” has the meaning set forth in Section 5.13(a).
“Indemnified Party” has the meaning set forth in Section 3.6(c).
“Indemnitee-Related Entities” has the meaning set forth in Section 5.13(c).
“Investor Rights Agreement” has the meaning set forth in the Preamble.
“IWM” has the meaning set forth in the Preamble.
“IWM Director” has the meaning set forth in Section 2.1(a).
“IWM Nominee” has the meaning set forth in Section 2.1(c).
“IWM Observer” has the meaning set forth in Section 2.2.
“IWM Shares” means all of the shares of no par value in the capital of FGH held by IWM.
“Independent Director” means an individual who qualifies as “independent” as such term is used in the New York Stock Exchange rules.
“Laws” means any laws (statutory, common or otherwise), acts, statutes, constitutions, treaties, directive, executive order, injunction, judgment, decree, ordinances, codes, rules, regulations or rulings of a Governmental Entity. All references to “Laws” shall be deemed to include any amendments thereto, and any successor Law, unless the context otherwise requires.
“Letter Agreement” has the meaning set forth in the Recitals.
“Lock-Up Period” means the period commencing on the Closing Date and ending on the date falling twelve (12) months following the Closing Date.
“Lock-Up Shares” has the meaning set forth in Section 4.1.
“Market Stand-Off Period” has the meaning set forth in Section 3.10.
“Marketed” means an Underwritten Shelf Take-Down or other Underwritten Offering, as applicable, that involves the use or involvement of a customary “road show” (including an “electronic road show”) or other substantial marketing effort by Underwriters over a period of at least 48 hours.
“Marketed Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iii).
“Maximum Offering Size” has the meaning set forth in Section 3.2(d).
“Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions (a) are not prohibited by applicable Law and within such Party’s control, (b) do not directly conflict with any rights expressly granted to such Party in this Investor Rights Agreement or the Business Combination Agreement and (c) in the case of any action that requires a vote or other action on the part of the Board to the extent such action is consistent with fiduciary duties that PubCo’s directors may have in such capacity) necessary to cause such result, including, but not limited to, (i) calling extraordinary general meetings of PubCo, (ii) voting or providing a written consent or proxy, if applicable in each case, with respect to Ordinary Shares, (iii) causing the adoption of shareholders’ resolutions and amendments to the Organizational Documents, (iv) executing agreements and instruments, (v) making, or causing to be made, with Governmental Entities, all filings, registrations or similar actions that are required to achieve such result

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and (vi) nominating or appointing certain Persons (including to fill vacancies) and providing the highest level of support for election of such Persons to the Board in connection with the annual general meeting or extraordinary general meeting of PubCo.
“Non-Marketed” means an Underwritten Shelf Take-Down that is not a Marketed Underwritten Shelf Take-Down.
“Non-Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(iv)(A).
“Offer Acceptance Period” has the meaning set forth in Section 4.3(a).
“Offer Notice” has the meaning set forth in Section 4.3(a).
“Ordinary Shares” means class A ordinary shares of a par value $0.0001 per share, of PubCo, including (i) any class A ordinary shares issuable upon the exercise of any warrant or other right to acquire class A ordinary shares and (ii) any Equity Securities of PubCo that may be issued or distributed or be issuable with respect to such class A ordinary shares by way of conversion, dividend, share split, share sub-division or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction.
“Organizational Documents” means, with respect to a Person that is not an individual, its articles of incorporation, certificate of incorporation, certificate of formation, bylaws, memorandum and/or articles of incorporation, operating agreement, certificate of limited partnership, partnership agreement and/or similar documents, instruments or certificates executed, adopted or filed in connection with the creation, formation, incorporation or organization of such Person, including any amendments thereto.
“Original RRA” has the meaning set forth in the Recitals.
“Other Holders” has the meaning set forth in the Preamble.
“Party” has the meaning set forth in the Preamble.
“Permitted Transferee” means with respect to any Person, (i) any Family Member of such Person (or to a trust, the beneficiary of which is a Family Member of such Person), (ii) any Affiliate of such Person, (iii) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (iii) who operates or engages in a business which competes with the business of PubCo and its subsidiaries), (iv) a charitable organization, (v) any direct or indirect limited partners, members or equity holders of such Person (including via distribution or dissolution), (vi) with respect to IWM and any Person who becomes a Permitted Transferee of IWM pursuant to this clause (vi) only, any Transferee (other than a Transferee described in subclauses (i) through (v) and subclause (vii) hereof) in a private sale or transfer (a “Private Sale Purchaser”); provided that notwithstanding anything in Section 4.2 to the contrary, such Transferee shall not obtain any rights under Article II and such Transferee shall not be deemed a Permitted Transferee for purposes of Article II, and (vii) with respect to Sponsor only, any Transferee pursuant to that certain transaction bonus plan and agreement to assign founder shares dated as of February 10, 2022.
“Person” means and includes an individual, a partnership (general or limited), a joint venture, a corporation, a company, a trust, an estate, a limited liability company, an association, a joint-stock company, an unincorporated organization or other entity and a Governmental Entity.
“Piggyback Registration Notice” has the meaning set forth in Section 3.3(a)(i).
“Principal Parties” means each of Sponsor, IWM and Binance.
“Proceeding” has the meaning set forth in Section 5.7(b).
“Proposed Purchaser” has the meaning set forth in Section 4.3(b).
“Prospectus” means the prospectus included in any Registration Statement, all amendments (including post-effective amendments) and supplements to such prospectus, and all material incorporated by reference in such prospectus.
“PubCo” has the meaning set forth in the Preamble.

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“Registrable Securities” means (a) any Ordinary Shares, (b) any Warrants or any Ordinary Shares issued or issuable upon the exercise thereof and (c) any Equity Securities of PubCo or any subsidiary of PubCo that may be issued or distributed or be issuable with respect to the securities referred to in clauses (a) or (b) by way of conversion, dividend, share split, share sub-division or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction, in each case held directly or indirectly by Sponsor, Highlander, IWM, Binance or the Other Holders, or in each case, any of their respective Permitted Transferees; provided, that, such securities shall cease to be Registrable Securities when: (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by PubCo and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; (iv) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the SEC); or (v) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.
“Registration” means a registration, including any related Shelf Take-Down, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and such registration statement becoming effective.
“Registration Expenses” means the out-of-pocket expenses of a Registration or other Transfer pursuant to the terms of this Investor Rights Agreement, including (a) all SEC or stock exchange registration and filing fees (including, if applicable, the fees and expenses of any “qualified independent underwriter,” as such term is defined in Rule 5121 of FINRA (or any successor provision)), (b) all fees and expenses of complying with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange and all rating agency fees, (e) the fees and disbursements of counsel for PubCo and of its independent public accountants, including the expenses of any special audits and/or comfort letters required by or incident to such performance and compliance, (f) any fees and disbursements of Underwriters customarily paid by the issuers or sellers of securities, including liability insurance if PubCo so desires or if the Underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (g) the reasonable and documented fees and out-of-pocket expenses of one counsel for all of the Holders participating in such Registration or other Transfer, selected by such Holders that own a majority of the Registrable Securities participating in such Registration or other Transfer and (h) the costs and expenses of PubCo relating to analyst and investor presentations or any “road show” undertaken in connection with the Registration and/or marketing of the Registrable Securities (including the expenses of the Holders).
“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Investor Rights Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.
“Representatives” means, with respect to any Person, any of such Person’s officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person acting on behalf of such Person.
“Requisite Parties” has the meaning set forth in the Recitals.
“Restricted Shelf Take-Down” means a Non-Marketed Underwritten Shelf Take-Down or a Non-Underwritten Shelf Take-Down.
“Restricted Take-Down Selling Holders” has the meaning set forth in Section 3.1(d)(iv)(B).
“Rules” has the meaning set forth in Section 5.7(b).

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“Sale Period” has the meaning set forth in Section 4.3(b).
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, as the same shall be in effect from time to time.
“Self-Regulatory Organization” means any securities exchange, futures exchange, contract market, any other exchange or corporation or similar self-regulatory body or organization applicable to a Party.
“Shared Representative” has the meaning set forth in Section 2.8.
“Shelf Holder” means any Holder that owns Registrable Securities that have been registered on a Shelf Registration Statement.
“Shelf Registration” means a registration of securities pursuant to a Registration Statement filed with the SEC in accordance with and pursuant to Rule 415 promulgated under the Securities Act.
“Shelf Registration Statement” means a Registration Statement of PubCo filed with the SEC on either (a) Form S-3 (or any successor form or other appropriate form under the Securities Act) or (b) if PubCo is not permitted to file a Registration Statement on Form S-3, a Registration Statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act covering the Registrable Securities, as applicable.
“Shelf Suspension” has the meaning set forth in Section 3.1(c).
“Shelf Take-Down” means any offering or sale of Registrable Securities initiated by a Shelf Take-Down Initiating Holder pursuant to a Shelf Registration Statement.
“Shelf Take-Down Initiating Holders” means the Holders holding at least five percent (5%) of the Registrable Securities, and solely with respect to Non-Underwritten Shelf Take-Downs, the other Shelf Holders.
“Sponsor” has the meaning set forth in the Preamble.
“Sponsor Director” has the meaning set forth in Section 2.1(a).
“Sponsor Nominee” has the meaning set forth in Section 2.1(b).
“Steering Committee” has the meaning set forth in Section 2.10.
“Subject Securities” has the meaning set forth in Section 4.3(a).
“Subscription Agreements” has the meaning given to such term in the Business Combination Agreement.
“Subsequent Shelf Registration” has the meaning set forth in Section 3.1(b).
“Subsidiary” means, with respect to any Person, any Entity of which a majority of the total voting power entitled (without regard to the occurrence of any contingency) to vote in the appointment or election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, limited liability company, association or other Entity of which a majority of the partnership, limited liability company or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, limited liability company, association or other Entity if such Person is allocated a majority of the gains or losses of such partnership, limited liability company, association or other Entity or controls the managing member or general partner or similar position of such partnership, limited liability company, association or other Entity.
“Take-Down Participation Notice” has the meaning set forth in Section 3.1(d)(iv)(C).

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“Take-Down Tagging Holder” has the meaning set forth in Section 3.1(d)(iv)(B).
“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, assignment, sale, pledge, encumberance, mortgage, or hypothecation, distribution or other disposition by the Transferor (whether by operation of law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, assigns, sells, offers to sell, pledges, encumbers, mortgages or hypothecates, grants any options to purchase or otherwise dispose of, distributes or otherwise disposes of (whether by operation of law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise; provided, that with respect to IWM, Sponsor and Binance only, “Transfer” shall not include (a) any pledge of any Registrable Securities to a financial institution that creates a mere security interest in such Registrable Securities pursuant to a bona fide loan or indebtedness transaction so long as IWM, Sponsor or Binance, as applicable, continues to control the exercise of the voting rights of such pledged Registrable Securities as well as any foreclosures on such pledged Registrable Securities, or (b) any grant of an option to purchase securities so long as such option is not exercisable by the counterparty thereto to acquire any Lock-Up Shares within the Lock-up Period. For the avoidance of doubt, references to “security” or “securities” in this definition shall mean such “security” or “securities” held by the Transferor or its Permitted Transferees, as applicable. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.
“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.
“Underwritten Offering” means a Registration in which securities of PubCo are sold to an Underwriter for distribution to the public.
“Underwritten Shelf Take-Down” has the meaning set forth in Section 3.1(d)(ii)(A).
“Underwritten Shelf Take-Down Notice” has the meaning set forth in Section 3.1(d)(ii)(A).
“Warrants” means (a) warrants to purchase 6,000,000 Ordinary Shares issued to Sponsor pursuant to that certain Private Placement Warrants Purchase Agreement, dated March 23, 2021, by and between Sponsor and PubCo, and (b) warrants to purchase up to 2,000,000 Ordinary Shares issuable to Sponsor upon the conversion of working capital loans, in each case, for a purchase price of $1.00 per warrant.
“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the SEC pursuant to the Securities Act.
Section 1.2   Interpretive Provisions.   For all purposes of this Investor Rights Agreement, except as otherwise provided in this Investor Rights Agreement or unless the context otherwise requires:
(a)   the meanings of defined terms are applicable to the singular as well as the plural forms of such terms;
(b)   the words “hereof”, “herein”, “hereunder” and words of similar import, when used in this Investor Rights Agreement, refer to this Investor Rights Agreement as a whole and not to any particular provision of this Investor Rights Agreement;
(c)   references in this Investor Rights Agreement to any Law shall be deemed also to refer to such Law, and all rules and regulations promulgated thereunder;
(d)   whenever the words “include”, “includes” or “including” are used in this Investor Rights Agreement, they shall mean “without limitation;”
(e)   the captions and headings of this Investor Rights Agreement are for convenience of reference only and shall not affect the interpretation of this Investor Rights Agreement; and
(f)   pronouns of any gender or neuter shall include, as appropriate, the other pronoun forms.

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ARTICLE II
GOVERNANCE
Section 2.1   Board of Directors.
(a)   Board Structure; Initial Composition.   Each of the Parties, severally and not jointly, agrees to take all Necessary Action to cause the Board to be comprised of nine (9) directors at and immediately following the Closing. The Parties, severally and not jointly, agree to take all Necessary Action to cause the Board as of the Closing to be comprised of (i) one (1) individual nominated by Sponsor (together with any individual designated pursuant to Section 2.1(b) of this Investor Rights Agreement, the “Sponsor Director”), (ii) two (2) individuals nominated by IWM (together with any individuals designated pursuant to Section 2.1(c) of this Investor Rights Agreement, each an “IWM Director”), at least one (1) of which shall be an Independent Director, (iii) the chief executive officer of PubCo (together with any individuals designated pursuant to Section 2.1(d) of this Investor Rights Agreement, the “CEO Director”), (iv) two (2) individuals nominated by Binance (together with any individuals designated pursuant to Section 2.1(e) of this Investor Rights Agreement, each a “Binance Director”) and (v) three (3) individuals jointly nominated by the unanimous agreement of the Principal Parties (the “Joint Directors”). At and following the Closing, each of the Parties, severally and not jointly, agrees to take all Necessary Action to cause the foregoing directors to be divided into three classes of directors (Class I, Class II and Class III), with each class serving for staggered three-year terms. The Principal Parties shall unanimously agree on which directors shall serve in each class as of the Closing. The initial term of the Class I directors shall expire immediately following PubCo’s 2023 annual general meeting of PubCo at which directors are appointed. The initial term of the Class II directors shall expire immediately following PubCo’s 2024 annual general meeting of PubCo at which directors are appointed. The initial term of the Class III directors shall expire immediately following PubCo’s 2025 annual meeting at which directors are appointed.
(b)   Sponsor Representation.   Following the Closing, for so long as Sponsor and the Other Holders Beneficially Own Ordinary Shares in PubCo representing at least the percentage, shown below, of the Ordinary Shares held by Sponsor and the Other Holders immediately after the Closing, (i) PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, as such term is defined in the Business Combination Agreement, a number of individuals designated by Sponsor that, if appointed, will result in Sponsor having a number of directors serving on the Board as shown below (such individual, the “Sponsor Nominee”):
Ordinary Shares Beneficially Owned by Sponsor and the Other Holders (and their Permitted
Transferees) as a Percentage of the Ordinary Shares Beneficially Owned by Sponsor and the Other
Holders on the Closing Date	Number of Sponsor Directors
50% or greater	1
and (ii) in the event the Sponsor Nominee has not been so elected and appointed as a director on the Board pursuant to the preceding clause (i), PubCo shall, to the extent permitted by PubCo’s Organizational Document and not inconsistent with the directors’ fiduciary duties under applicable Law, cause the Board to appoint such Sponsor Nominee as a director on the Board, whether to fill a vacancy or as an additional director.
(c)   IWM Representation.   Following the Closing, for so long as IWM Beneficially Owns Ordinary Shares in PubCo representing at least the percentage, shown below, of the Ordinary Shares held by IWM immediately after the Closing, (i) PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, a number of individuals designated by IWM that, if appointed, will result in IWM having a number of directors serving on the Board as shown below (any such individual, an “IWM Nominee”):
Ordinary Shares Beneficially Owned by IWM (and its Permitted Transferees) as a Percentage of the Ordinary Shares Beneficially Owned by IWM on the Closing Date	Number of IWM Directors
40% or greater	2
12.5% or greater, but less than 40%	1

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and (ii) in the event an IWM Nominee has not been so elected and appointed as a director on the Board pursuant to the preceding clause (i), PubCo shall, to the extent permitted by PubCo’s Organizational Document and not inconsistent with the directors’ fiduciary duties under applicable Law, cause the Board to appoint such IWM Nominee as a director on the Board, whether to fill a vacancy or as an additional director.
(d)   Company Representation.   Following the Closing, PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, the then current chief executive officer of PubCo as the CEO Director.
(e)   Binance Representation.   Following the Closing, for so long as Binance Beneficially Owns Ordinary Shares in PubCo representing at least the percentage, shown below, of the Ordinary Shares held by Binance immediately after the Closing, (i) PubCo shall take all Necessary Action to include in the slate of nominees recommended by PubCo for appointment as directors at each applicable annual general meeting or extraordinary general meeting of PubCo at which directors are to be appointed including, for the avoidance of doubt, the Purchaser Special Meeting, a number of individuals designated by Binance that, if appointed, will result in Binance having a number of directors serving on the Board as shown below (any such individual, a “Binance Nominee”):
Ordinary Shares Beneficially Owned by Binance (and its Permitted Transferees) as a Percentage of the Ordinary Shares Beneficially Owned by Binance on the Closing Date	Number of Binance Directors
40% or greater	2
12.5% or greater, but less than 40%	1
and (ii) in the event a Binance Nominee has not been so elected and appointed as a director on the Board pursuant to the preceding clause (i), PubCo shall, to the extent permitted by PubCo’s Organizational Document and not inconsistent with the directors’ fiduciary duties under applicable Law, cause the Board to appoint such Binance Nominee as a director on the Board, whether to fill a vacancy or as an additional director.
(f)   Independent Directors.   From and after the initial slate of the Board is constituted pursuant to Section 2.1(a), PubCo shall take all Necessary Action to ensure that the Board consists of such number of Independent Directors so as to meet the independence requirements of the New York Stock Exchange or any other securities exchange on which the Equity Securities of PubCo are then listed.
(g)   Removal; Vacancies.   Sponsor, IWM or Binance, as applicable, shall have the exclusive right to (i) remove their nominees from the Board, and PubCo shall take all Necessary Action to cause the removal of any such nominee at the request of the applicable Party and (ii) designate directors for appointment to the Board to fill vacancies created by reason of death, removal, resignation or otherwise of its nominees to the Board, and PubCo shall take all Necessary Action to nominate or cause the Board to appoint, as applicable, replacement directors designated by the applicable Party to fill any such vacancies created pursuant to clause (i) or (ii) above as promptly as practicable after such designation (and in any event prior to the next meeting or action of the Board or applicable committee).
(h)   Decrease in Directors.   Upon any decrease in the number of directors that Sponsor, IWM or Binance, as applicable, is entitled to designate for nomination to the Board pursuant to Section 2.1(b), Section 2.1(c) or Section 2.1(e), as applicable, the Principal Parties, as applicable, shall take all Necessary Action to cause the appropriate number of Sponsor Director, IWM Directors or Binance Director, as applicable, to offer to tender their resignation at least 60 days prior to the expected date of PubCo’s next annual meeting of shareholders; provided, that, for the avoidance of doubt, such resignation may be made effective as of the last day of the term of such director. Notwithstanding the foregoing, the Nominating and Corporate Governance Committee may, in its sole discretion, recommend for nomination the director that has tendered his or her resignation pursuant to this Section 2.1(h).
Section 2.2   Board Observers.   Subject to the limitations set forth in this Section 2.2, so long as Binance is entitled to appoint at least one (1) Binance Director or IWM is entitled to appoint at least one

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(1) IWM Director, PubCo shall invite a designee of Binance (the “Binance Observer”) and a designee of IWM (the “IWM Observer”), as applicable, to attend all meetings of the Board and each committee thereof in a nonvoting observer capacity. In this respect, PubCo shall give the Binance Observer and the IWM Observer copies of all notices, minutes, consents and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that the Binance Observer and the IWM Observer shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to information so provided; and provided, further, that PubCo reserves the right to withhold any information and to exclude the Binance Observer or the IWM Observer from any meeting or portion thereof that (A) the Board determines based upon the advice of outside counsel that (i) access to such information or attendance at such meeting would adversely affect the attorney-client privilege between PubCo and its counsel or (ii) such information or attendance at such meeting would result in a conflict of interest or otherwise compromise any fiduciary duty owed by a Director to PubCo or (B) (i) the Board reasonably determines in good faith that the Binance Observer or the IWM Observer or an Affiliate of the Binance Observer or the IWM Observer is a competitor of PubCo, or (ii) to protect trade secrets. With respect to the Binance Observer and the IWM Observer, PubCo’s obligations under this Section 2.2 are contingent upon such person’s (x) entering into a confidentiality agreement with PubCo in a form that is reasonably acceptable to PubCo and (y) agreeing to be bound by PubCo’s insider trading and window policies then in effect and applicable to members of the Board.
Section 2.3   Committees.   In accordance with PubCo’s Organizational Documents, as of the Closing, (i) the Board shall establish and maintain committees of the Board for (x) Audit, (y) Compensation and (z) Nominating and Corporate Governance, and (ii) the Board may from time to time by resolution establish and maintain other committees of the Board, in accordance with applicable Laws and stock exchange regulations, and subject to requisite independence requirements applicable to such committee.
Section 2.4   Compensation, Reimbursement of Expenses.   Each Sponsor Director, IWM Director and Binance Director appointed or duly elected to the Board, to the extent he or she is an Independent Director, shall be entitled to compensation consistent with the compensation received by other directors, including any fees and equity awards. PubCo shall reimburse the directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses.
Section 2.5   Indemnification.   PubCo shall provide the Sponsor Director, the IWM Directors and the Binance Directors with the same expense reimbursement, benefits, indemnity, exculpation and other arrangements provided to the other directors of PubCo and PubCo shall not amend, alter or repeal any right to indemnification or exculpation covering or benefiting any Sponsor Director, IWM Director or Binance Director nominated pursuant to this Investor Rights Agreement as and to the extent consistent with applicable Law, the Organizational Documents of PubCo and any indemnification agreements with directors (whether such right is contained in the Organizational Documents or another document) (except to the extent such amendment or alteration permits PubCo to provide broader indemnification or exculpation rights on a retroactive basis than permitted prior thereto).
Section 2.6   D&O Insurance.   PubCo shall (i) purchase directors’ and officers’ liability insurance in an amount determined by the Board to be reasonable and customary and (ii) for so long as any Sponsor Director, IWM Director or Binance Director serves as a director, maintain such directors’ and officers’ liability insurance coverage with respect to such director; provided, that upon removal or resignation of any such director for any reason, PubCo shall take all actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage with respect to such director for a period of not less than six (6) years from any such event in respect of any act or omission of such director occurring at or prior to such event.
Section 2.7   Review of Nominees.   Any nominee as a Sponsor Director, IWM Director, CEO Director, Binance Director or Joint Director (or alternate thereof) shall be subject to PubCo’s customary due diligence process, including its review of a completed questionnaire and a background check. Based on the foregoing, PubCo may reasonably object to any such nominee within 15 days of receiving such completed questionnaire and background check authorization, (i) provided it does so in good faith and (ii) solely to the extent such objection is based upon any of the following: (1) such nominee was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (2) such nominee was the subject of any order, judgment or decree not subsequently

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reversed, suspended or vacated of any court of competent jurisdiction, permanently or temporarily enjoining such proposed director from, or otherwise limiting, the following activities: (A) engaging in any type of business practice, or (B) engaging in any activity in connection with the purchase or sale of any security or in connection with any violation of federal or state securities laws; (3) such nominee was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in clause (2)(B), or to be associated with persons engaged in such activity; (4) such nominee was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated; or (5) such nominee was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to a violation of any federal or state securities laws or regulations. In the event the Board reasonably finds any such nominee to be unsuitable based upon one or more of the foregoing clauses (1) through (5) and reasonably objects to such nominated director, the applicable Holder shall be entitled to propose a different nominee to the Board within thirty (30) days of PubCo’s notice to such Holder of its objection to such nominee and such replacement nominee shall be subject to the review process outlined in this Section 2.7.
Section 2.8   Sharing of Information.   To the extent permitted by antitrust, competition or any other applicable Law, each of Parties agree and acknowledge that the directors designated by Sponsor, IWM and Binance may share confidential, non-public information about PubCo and its subsidiaries (“Confidential Information”) with Sponsor, IWM and Binance, as applicable. Each of Sponsor, IWM and Binance recognizes that it, or its Affiliates and Representatives, has acquired or will acquire Confidential Information the use or disclosure of which could cause PubCo substantial loss and damages that could not be readily calculated and for which no remedy at Law would be adequate. Accordingly, each of Sponsor, IWM and Binance covenants and agrees with PubCo that it will not (and will cause its respective controlled Affiliates and direct its Representatives who actually receive Confidential Information not to) at any time, except with the prior written consent of PubCo, directly or indirectly, disclose any Confidential Information known to it to any third party, unless (a) such information becomes known to the public through no fault of such Party, (b) disclosure is required by applicable Law (including any filing following the Closing Date with the SEC pursuant to applicable securities laws) or court of competent jurisdiction or requested by a Governmental Entity; provided, that (other than in the case of any required filing following the Closing Date with the SEC or in connection with any routine audit or examination as described below) such Party promptly notifies PubCo of such requirement or request and takes commercially reasonable steps, at the sole cost and expense of PubCo, to minimize the extent of any such required disclosure, (c) such information was available or becomes available to such Party before, on or after the Effective Date, without restriction, from a source (other than PubCo) without any breach of duty to PubCo or (d) such information was independently developed by such Party or its Representatives without the use of the Confidential Information. Notwithstanding the foregoing, nothing in this Investor Rights Agreement shall prohibit any of Sponsor, IWM or Binance from disclosing Confidential Information (x) to any Affiliate, Representative, limited partner, member or shareholder of such Party, provided, that such Person shall be bound by an obligation of confidentiality with respect to such Confidential Information and such Party shall be responsible for any breach of this Section 2.8 by any such Person or (y) if such disclosure is made to a governmental or regulatory authority with jurisdiction over such Party in connection with a routine audit or examination that is not specifically directed at PubCo or the Confidential Information, provided that such Party shall request that confidential treatment be accorded to any information so disclosed. No Confidential Information shall be deemed to be provided to any Person, including any Affiliate of Sponsor, IWM or Binance, unless such Confidential Information is actually provided to such Person. Furthermore, receipt of Confidential Information shall not be imputed to any Affiliate of Sponsor, IWM or Binance solely by virtue of the fact that the party serves in a similar capacity for such Affiliate (a “Shared Representative”) and has received Confidential Information unless a Shared Representative (x) conveys, shares or communicates, in any manner, Confidential Information to such Affiliate or (y) participates, directly or indirectly, on behalf of such Affiliate in activities prohibited by this Investor Rights Agreement.
Section 2.10   Steering Committee.   PubCo shall form a steering committee (the “Steering Committee”) which shall include the Binance Director(s) and any other directors of PubCo as may be determined by the Board from time to time. The Steering Committee shall advise and provide insights to the management team

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of PubCo and the Board on recent developments in cryptocurrencies and related assets in order to inform PubCo’s digital media coverage and product development strategies . Each of the Parties, severally and not jointly, agrees to take all Necessary Action to cause the Steering Committee to be formed and constituted in accordance with this Section 2.10.
ARTICLE III
REGISTRATION RIGHTS
Section 3.1   Shelf Registration.
(a)   Filing.   PubCo shall file, as soon as is reasonably practicable and in any event within sixty (60) days of the Closing Date, a Shelf Registration Statement covering the resale of all Registrable Securities (except as determined by PubCo pursuant to Section 3.7 as of two Business Days prior to such filing) on a delayed or continuous basis. PubCo shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Securities Act as soon as practicable after such filing, but in no event later than the 105th calendar day (or 165th calendar day if the SEC notifies PubCo that it will “review” the Shelf Registration Statement) after the Closing Date. PubCo shall maintain such Shelf Registration Statement in accordance with the terms of this Investor Rights Agreement, and shall prepare and file with the SEC such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Shelf Registration Statement have been sold or cease to be Registrable Securities. In the event PubCo files a Shelf Registration Statement on Form S-1, PubCo shall use its commercially reasonable efforts to convert such Shelf Registration Statement (and any Subsequent Shelf Registration) to a Shelf Registration Statement on Form S-3 as soon as practicable after PubCo is eligible to use Form S-3. PubCo shall also use its reasonable best efforts to file any replacement or additional Shelf Registration Statement and use reasonable best efforts to cause such replacement or additional Shelf Registration Statement to become effective prior to the expiration of the initial Shelf Registration Statement filed pursuant to this Section 3.1(a). As soon as reasonably practicable following the effective date of the Shelf Registration Statement filed pursuant to this Section 3.1(a), PubCo shall notify the Holders of the effectiveness of such Shelf Registration Statement. On its effective date, the Shelf Registration Statement will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.
(b)   Subsequent Shelf Registration.   If any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time while there remain any Registrable Securities registered by such Shelf Registration Statement, PubCo shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional Registration Statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all outstanding Registrable Securities registered by such prior Shelf Registration Statement. If a Subsequent Shelf Registration is filed, PubCo shall use its reasonable best efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if PubCo is a Well-Known Seasoned Issuer), (ii) keep such Subsequent Shelf Registration continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as of which all Registrable Securities registered by such Subsequent Shelf Registration have been sold or cease to be Registrable Securities and (iii) keep the Holders reasonably informed in respect of the foregoing.
(c)   Suspension of Filing or Registration.   If PubCo shall furnish to the Shelf Holders, a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing, effectiveness or continued use of any Shelf Registration Statement would require PubCo to make an Adverse Disclosure, then PubCo shall have a period of not more than sixty (60) days within which to delay the

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filing or effectiveness (but not the preparation) of such Shelf Registration Statement or, in the case of a Shelf Registration Statement that has been declared effective, to suspend the use by Shelf Holders of such Shelf Registration Statement (in each case, a “Shelf Suspension”); provided, however, that PubCo shall not be permitted to exercise in any twelve (12) month period (i) more than one (1) Shelf Suspension pursuant to this Section 3.1(c) and Demand Delay pursuant to Section 3.2(a). Each Holder shall keep confidential the fact that a Shelf Suspension is in effect, the certificate referred to above and its contents for the permitted duration of the Shelf Suspension or until otherwise notified by PubCo, except (A) for disclosure to such Holder’s employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law. In the case of a Shelf Suspension that occurs after the effectiveness of the applicable Shelf Registration Statement, the Shelf Holders agree to suspend use of the applicable Prospectus for the permitted duration of such Shelf Suspension in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the certificate referred to above. PubCo shall immediately notify the Holders or Shelf Holders, as applicable, upon the termination of any Shelf Suspension, and (i) in the case of a Shelf Registration Statement that has not been declared effective, shall promptly thereafter file the Shelf Registration Statement and use its reasonable best efforts to have such Shelf Registration Statement declared effective under the Securities Act and (ii) in the case of an effective Shelf Registration Statement, shall amend or supplement the Prospectus, if necessary, so it does not contain any material misstatement or omission prior to the expiration of the Shelf Suspension and furnish to the Shelf Holders such numbers of copies of the Prospectus as so amended or supplemented as the Shelf Holders may reasonably request. PubCo agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement if required by the registration form used by PubCo for the Registration or by the instructions applicable to such registration form or by the Securities Act or the rules or regulations promulgated thereunder or as may reasonably be requested by the Shelf Holders Beneficially Owning a majority of the Registrable Securities then outstanding.
(d)   Shelf Take-Downs.
(i)   Generally.   Subject to the terms and provisions of this Article III, following the Lock-Up Period, a Shelf Take-Down Initiating Holder may initiate a Shelf Take-Down that, at the option of such Shelf Take-Down Initiating Holder (A) is in the form of an Underwritten Shelf Take-Down or a Shelf Take-Down that is not an Underwritten Shelf Take-Down and (B) in the case of an Underwritten Shelf Take-Down, is Non-Marketed or Marketed, in each case, as shall be specified in the written demand delivered by the Shelf Take-Down Initiating Holder to PubCo pursuant to the provisions of this Section 3.1(d).
(ii)   Underwritten Shelf Take-Downs.
(A)   A Shelf Take-Down Initiating Holder may elect in a written demand delivered to PubCo (an “Underwritten Shelf Take-Down Notice”) for any Shelf Take-Down that it has initiated to be in the form of an underwritten offering (an “Underwritten Shelf Take-Down”), and PubCo shall, if so requested, file and effect an amendment or supplement of the Shelf Registration Statement for such purpose as soon as practicable. The Shelf Holders that own a majority of the Registrable Securities to be offered for sale in such Underwritten Shelf Take-Down shall have the right to select the Underwriter or Underwriters to administer such Underwritten Shelf Take-Down; provided, that such Underwriter or Underwriters shall be reasonably acceptable to PubCo.
(B)   With respect to any Underwritten Shelf Take-Down (including any Marketed Underwritten Shelf Take-Down), in the event that a Shelf Holder otherwise would be entitled to participate in such Underwritten Shelf Take-Down pursuant to this Section 3.1(d)(ii), Section 3.1(d)(iii) or Section 3.1(d)(iv), as the case may be, the right of such Shelf Holder to participate in such Underwritten Shelf Take-Down shall be conditioned upon such Shelf Holder’s participation in such underwriting and the inclusion of such Shelf Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all Shelf Holders proposing to distribute their securities through such Underwritten Shelf Take-Down, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected in accordance with Section 3.1(d)(ii)(A). Notwithstanding any other provision of this Section 3.1,

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if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per-security offering price) require a limitation of the number of Registrable Securities to be underwritten in an Underwritten Shelf Take-Down, then PubCo shall so advise all Shelf Holders that have requested to participate in such Underwritten Shelf Take-Down, and the number of Registrable Securities that may be included in such Underwritten Shelf Take-Down shall be allocated pro rata among such Shelf Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Shelf Holders at the time of such Underwritten Shelf Take-Down; provided, that any Registrable Securities thereby allocated to a Shelf Holder that exceeds such Shelf Holder’s request shall be reallocated among the remaining Shelf Holders in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Shelf Take-Down shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from any contemporaneous Underwritten Offering. No Registrable Securities excluded from an Underwritten Shelf Take-Down by reason of the Underwriter’s marketing limitation shall be included in such underwritten offering.
(iii)   Marketed Underwritten Shelf Take-Downs.   The Shelf Take-Down Initiating Holder submitting an Underwritten Shelf Take-Down Notice shall indicate in such notice that it delivers to PubCo pursuant to Section 3.1(d)(ii) whether it intends for such Underwritten Shelf Take-Down to be Marketed (a “Marketed Underwritten Shelf Take-Down”). Upon receipt of an Underwritten Shelf Take-Down Notice indicating that such Underwritten Shelf Take-Down will be a Marketed Underwritten Shelf Take-Down, PubCo shall promptly (but in any event no later than ten (10) days prior to the expected date of such Marketed Underwritten Shelf Take-Down) give written notice of such Marketed Underwritten Shelf Take-Down to all other Shelf Holders under such Shelf Registration Statement and any such Shelf Holders requesting inclusion in such Marketed Underwritten Shelf Take-Down must respond in writing within five (5) days after the receipt of such notice. Each such Shelf Holder that timely delivers any such request shall be permitted to sell in such Marketed Underwritten Shelf Take-Down subject to the terms and conditions of Section 3.1(d)(ii).
(iv)   Non-Marketed Underwritten Shelf Take-Downs and Non- Underwritten Shelf Take-Downs.
(A)   Any Shelf Take-Down Initiating Holder may initiate (x) an Underwritten Shelf Take-Down that is Non-Marketed (a “Non-Marketed Underwritten Shelf Take-Down”) or (y) a Shelf Take-Down that is not an Underwritten Shelf Take-Down (a “Non-Underwritten Shelf Take-Down”) by providing written notice thereof to PubCo and, to the extent required by Section 3.1(d)(iv)(B), PubCo shall provide written notice thereof to all other Shelf Holders. Any notice delivered pursuant to the immediately preceding sentence shall include (I) the total number of Registrable Securities expected to be offered and sold in such Shelf Take-Down and (II) the expected timing and plan of distribution of such Shelf Take-Down. For the avoidance of doubt, a Shelf Holder that is not a Shelf Take-Down Initiating Holder cannot initiate a Shelf Take-Down.
(B)   With respect to each Restricted Shelf Take-Down that is initiated prior to the expiration of the Lock-Up Period, the Shelf Take-Down Initiating Holder initiating such Restricted Shelf Take-Down shall provide written notice (a “Restricted Shelf Take-Down Notice”) of such Restricted Shelf Take-Down to PubCo and PubCo shall provide written notice thereof to all other Shelf Holders at least forty-eight (48) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down, which Restricted Shelf Take-Down Notice shall set forth (I) the total number of Registrable Securities expected to be offered and sold in such Restricted Shelf Take-Down, (II) the expected timing and plan of distribution of such Restricted Shelf Take-Down, (III) other than in the case of a Distribution (if applicable), an invitation to each Shelf Holder to elect (such Shelf Holders who make such an election being “Take-Down Tagging Holders” and, together with the Shelf Take-Down Initiating Holders and all other Persons (other than any Affiliates of the Shelf Take-Down Initiating Holders) who otherwise are Transferring, or have exercised a contractual or other right to Transfer, Registrable Securities in connection with such Restricted Shelf Take-Down, the “Restricted Take-Down Selling Holders”) to include in the Restricted Shelf Take-Down Registrable Securities held by such Take-Down Tagging Holder (but subject to Section 3.1(d)(ii)(B)) and (IV) the action or actions required (including the timing thereof)

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in connection with such Restricted Shelf Take-Down with respect to each Shelf Holder that elects to exercise such right (including the delivery of one or more share certificates representing Registrable Securities of such Shelf Holder to be sold in such Restricted Shelf Take-Down).
(C)   Upon delivery of a Restricted Shelf Take-Down Notice, each Shelf Holder may elect to sell Registrable Securities in such Restricted Shelf Take-Down, at the same price per Registrable Security and pursuant to the same terms and conditions with respect to payment for the Registrable Securities as agreed to by the Shelf Take-Down Initiating Holders, by sending an irrevocable written notice (a “Take-Down Participation Notice”) to PubCo within the time period specified in such Restricted Shelf Take-Down Notice (which time period shall be at least twenty-four (24) hours prior to the expected time of the pricing of the applicable Restricted Shelf Take-Down), indicating its, his or her election to sell up to the number of Registrable Securities in the Restricted Shelf Take-Down specified by such Shelf Holder in such Take-Down Participation Notice (but, in all cases, subject to Section 3.1(d)(ii)(B)). Following the time period specified in such Restricted Shelf Take-Down Notice, each Take-Down Tagging Holder that has delivered a Take-Down Participation Notice shall be permitted to sell in such Restricted Shelf Take-Down on the terms and conditions set forth in the Restricted Shelf Take-Down Notice, concurrently with the Shelf Take-Down Initiating Holders and the other Restricted Take-Down Selling Holders, the number of Registrable Securities calculated pursuant to Section 3.1(d)(ii)(B). It is understood that in order to be entitled to exercise its, his or her right to sell Registrable Securities in a Restricted Shelf Take-Down pursuant to this Section 3.1(d)(iv), each Take-Down Tagging Holder must agree to make the same representations, warranties, covenants, indemnities and agreements, if any, as the Shelf Take-Down Initiating Holders agree to make in connection with the Restricted Shelf Take-Down, with such additions or changes as are required of such Take-Down Tagging Holder by the Underwriters (if applicable).
(D)   Notwithstanding the delivery of any Restricted Shelf Take- Down Notice, all determinations as to whether to complete any Restricted Shelf Take-Down and as to the timing, manner, price and other terms and conditions of any Restricted Shelf Take-Down shall be at the sole discretion of the applicable Shelf Take-Down Initiating Holder, and PubCo agrees to cooperate in facilitating any Restricted Shelf Take-Down pursuant to Section 3.1(d). Each of the Shelf Holders agrees to reasonably cooperate with each of the other Shelf Holders and PubCo to establish notice, delivery and documentation procedures and measures to facilitate such other Shelf Holders’ participation in Restricted Shelf Take-Downs pursuant to this Section 3.1(d).
Section 3.2   Demand Registrations.
(a)   Holders’ Demand for Registration.   At any time when a Shelf Registration Statement is not effective pursuant to Section 3.1, Holders holding at least five percent (5%) of the Registrable Securities at any time following the Lock-up Period (the then eligible Holders, the “Demand Initiating Holders”) may request in writing (a “Demand Registration Notice”) that PubCo shall file and effect a Registration Statement in connection with an Underwritten Offering other than a Shelf Registration or a Shelf Take-Down (a “Demand Registration”) of Registrable Securities held by such Holders. If at any time PubCo shall receive a Demand Registration Notice, PubCo shall:
(i)   within thirty (30) days following the receipt of a Demand Registration Notice (subject to compliance with any applicable covenants in any underwriting agreement for a previous registration), file the appropriate Registration Statement; provided, that PubCo shall not be obligated to file any Registration Statement or other disclosure document pursuant to this Section 3.2 (but shall be obligated to continue to prepare such Registration Statement or other disclosure document) if PubCo shall furnish to the Demand Initiating Holders a certificate signed by the chief executive officer or equivalent senior executive of PubCo, stating that the filing or effectiveness of such Registration Statement would require PubCo to make an Adverse Disclosure, in which case PubCo shall have an additional period (each, a “Demand Delay”) of not more than sixty (60) days within which to file such Registration Statement.; provided, however, that PubCo shall not exercise, in any twelve (12) month period, (x) more than one (1) Demand Delay pursuant to this Section 3.2(a) and Shelf Suspension pursuant to Section 3.1(c). The Demand Initiating Holders shall keep confidential the fact that a Demand Delay is in effect, the certificate referred to above and its contents for the permitted duration of the

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Demand Delay or until otherwise notified by PubCo, except (A) for disclosure to the Demand Initiating Holders’ employees, agents and professional advisers who need to know such information and are obligated to keep it confidential, (B) for disclosures to the extent required in order to comply with reporting obligations to its limited partners who have agreed to keep such information confidential and (C) as required by law.
(b)   Underwriting.   If the Demand Initiating Holders intend to distribute the Registrable Securities covered by their demand by means of an Underwritten Offering, they shall so advise PubCo as part of their demand made pursuant to this Section 3.2, and PubCo shall include such information in the written notice referred to in Section 3.2(a). In such event, the right of the Holders’ registration pursuant to this Section 3.2 shall be conditioned upon the Demand Initiating Holders’ participation in such Underwritten Offering and the inclusion of the Demand Initiating Holders’ Registrable Securities in the Underwritten Offering to the extent provided herein. PubCo, together with all holders of Registrable Securities of PubCo proposing to distribute their securities through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected by the Demand Initiating Holders and reasonably satisfactory to PubCo. Notwithstanding any other provision of this Section 3.2, if the Underwriter shall advise PubCo that marketing factors (including an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo shall so advise the Demand Initiating Holders, and the number of Registrable Securities that may be included in the Demand Registration and Underwritten Offering shall be allocated pro rata among the Demand Initiating Holders and other holders of Registrable Securities exercising a contractual or other right to dispose of Registrable Securities in such Underwritten Offering thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such persons at the time of filing the Registration Statement; provided, that any Registrable Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the Demand Initiating Holders and other requesting holders of Registrable Securities in like manner; and provided, further, that the number of Registrable Securities to be included in such Underwritten Offering shall not be reduced unless all other Equity Securities of PubCo are first entirely excluded from the Underwritten Offering. No Registrable Securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Demand Registration. If the Underwriter has not limited the number of Registrable Securities to be underwritten, PubCo may include securities for its own account (or for the account of any other Persons) in such Demand Registration if the Underwriter so agrees and if the number of Registrable Securities would not thereby be limited.
(c)   Effective Registration.   PubCo shall be deemed to have effected a Demand Registration if the Registration Statement pursuant to such registration is declared effective by the SEC and remains effective for not less than one hundred eighty (180) days (or such shorter period as will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn), or, if such Registration Statement relates to an Underwritten Offering, such longer period as, in the opinion of counsel for the Underwriters, a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an Underwriter or dealer (the applicable period, the “Demand Period”). No Demand Registration shall be deemed to have been effected if (i) during the Demand Period such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court or (ii) the conditions specified in the underwriting agreement, if any, entered into in connection with such Registration are not satisfied other than by reason of a wrongful act, misrepresentation or breach of such applicable underwriting agreement by a participating Holder.
(d)   Priority of Demand Registration.   Notwithstanding any other provision of this Section 3.2, if (i) the Demand Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten offering and (ii) the managing underwriters advise PubCo that, in their reasonable view, the number of Registrable Securities proposed to be included in such offering (including Registrable Securities requested by the Holders to be included in such offering and any securities that the PubCo or any other Person proposes to be included that are not Registrable Securities) exceeds the number of Equity Securities that can be sold in such underwritten offering or the number of Equity Securities proposed to be included in such Demand Registration would adversely affect the price per security proposed to be sold in such underwritten offering (in either situation, the “Maximum Offering Size”), then PubCo shall so advise the Demand Initiating Holders with Registrable Securities requested to be included in

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such underwritten offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities requested to be included in such underwritten offering by the Demand Initiating Holders up to the Maximum Offering Size; and (B) second, any securities proposed to be registered by PubCo.
(e)   Demand Registration Withdrawal.   Any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 3.2 may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to PubCo and the Underwriter or Underwriters (if any) delivered prior to the effective date of the relevant Demand Registration.
Section 3.3   Piggyback Registration.
(a)   If at any time or from time to time PubCo shall determine to register any of its Equity Securities, either for its own account or for the account of security holders (other than in (i) a registration relating solely to employee benefit plans, (ii) a registration statement on Form S-4 or Form S-8 (or such other similar successor forms then in effect under the Securities Act), (iii) a registration pursuant to which PubCo is offering to exchange its own securities for other securities, (iv) a registration statement relating solely to dividend reinvestment or similar plans, (v) a Shelf Registration Statement pursuant to which only the initial purchasers and subsequent transferees of debt securities of PubCo or any of its subsidiaries that are convertible for Ordinary Shares and that are initially issued pursuant to Rule 144A and/or Regulation S (or any successor provision) of the Securities Act may resell such notes and sell the Ordinary Shares into which such notes may be converted, (vi) a registration pursuant to Section 3.1 or Section 3.2 hereof or (vii) a registration expressly contemplated by the Subscription Agreements) PubCo shall:
(i)   promptly (but in no event less than ten (10) days before the anticipated filing date of the relevant Registration Statement) give to each Holder written notice of such proposed filing (the “Piggyback Registration Notice”), such Piggyback Registration Notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution and the name of the proposed managing Underwriter(s), if any, in such offering and (B) offer to all of the Holders the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) days after receipt of the Piggyback Registration Notice; and
(ii)   include in such Registration (and any related qualification under state securities laws or other compliance), and in any Underwritten Offering involved therein, all the Registrable Securities specified in a written request or requests made within five (5) days after receipt of a Piggyback Registration Notice by any Holder or Holders except as set forth in Section 3.3(c) below.
(b)   Notwithstanding anything herein to the contrary, this Section 3.3 shall not apply (i) prior to the expiration of the Lock-Up Period in respect of any Holder, (ii) to any Shelf Take-Down irrespective of whether such Shelf Take-Down is an Underwritten Shelf Take-Down or not an Underwritten Shelf Take-Down or (iii) following the Lock-Up Period, to any Distribution (if applicable).
(c)   Underwriting.   If the Registration of which PubCo gives notice pursuant to Section 3.3(a) is for an Underwritten Offering, PubCo shall so advise the Holders as a part of the written notice given pursuant to Section 3.3(a)(i). In such event the right of any Holder to participate in such registration pursuant to this Section 3.3 shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in the Underwritten Offering to the extent provided herein. All Holders proposing to dispose of their Registrable Securities through such Underwritten Offering, together with PubCo and the other parties distributing their Equity Securities of PubCo through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the Underwriter or Underwriters selected for such Underwritten Offering by PubCo. Notwithstanding any other provision of this Section 3.3, if the Underwriters shall advise PubCo that marketing factors (including, without limitation, an adverse effect on the per security offering price) require a limitation of the number of Registrable Securities to be underwritten, then PubCo may limit the number of Registrable Securities to be included in the Registration and Underwritten Offering as follows:

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(i)   If the Registration is initiated and undertaken for PubCo’s account, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders and (C) third, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (C) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.
(ii)   If the Registration is initiated and undertaken at the request of one or more holders of Equity Securities of PubCo who are not Holders, PubCo shall so advise all Holders of Registrable Securities that have requested to participate in such offering, and the number of Registrable Securities that may be included in the Registration and Underwritten Offering shall be allocated in the following manner: (A) first, to the initiating holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering, on a pro rata basis based on the total number of Equity Securities of PubCo, (B) second, to the Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by such Holders, (C) third, to PubCo, (D) fourth, to other holders of Equity Securities of PubCo exercising a contractual or other right to dispose of such Equity Securities in such Underwritten Offering on a pro rata basis based on the total number of Equity Securities of PubCo held by such persons; provided, in the case of this foregoing clause (D) that any Registrable Securities or Equity Securities thereby allocated to any such person that exceed such person’s request shall be reallocated among the remaining requesting Holders or other requesting holders, as applicable, in like manner.
No such reduction pursuant to the foregoing paragraphs (i) and (ii) shall reduce the amount of Registrable Securities of the selling Holders included in the Registration below twenty-five percent (25%) of the total amount of Equity Securities included in such Registration. No securities excluded from the Underwritten Offering by reason of the Underwriter’s marketing limitation shall be included in such Registration.
(d)   Right to Terminate Registration.   PubCo shall have the right to terminate or withdraw any Registration initiated by it under this Section 3.3 prior to the effectiveness of such Registration whether or not any Holder has elected to include Registrable Securities in such Registration.
(e)   Priority of Piggyback Registrations.   PubCo shall use commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Holders who have submitted a Piggyback Registration Notice in connection with such offering to include in such offering all Registrable Securities included in each Holder’s Piggyback Registration Notice on the same terms and conditions as any other Equity Securities included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters advise PubCo that the number of Registrable Securities exceeds the Maximum Offering Size, then PubCo shall so advise the Holders with Registrable Securities requested to be included in such underwritten offering, and shall include in such offering the number of Registrable Securities which can be so sold in the following order of priority, up to the Maximum Offering Size: (A) first, the Registrable Securities proposed to be registered by PubCo up to the Maximum Offering Size; (B) second, on a pro rata basis, the Registrable Securities requested by the Holders to be included in such underwritten offering; and (C) third, the Registrable Securities requested to be included in such underwritten offering by securityholders other than the Holders.
(f)   Piggyback Registration Withdrawal.   Any Holder whose Registrable Securities were to be included in any such registration pursuant to this Section 3.3 may elect to withdraw any or all of its Registrable Securities therefrom, without liability to any of the other Holders and without prejudice to the rights of any such Holder to include Registrable Securities in any future registration (or registrations), by written notice to PubCo and the Underwriter or Underwriters (if any) delivered prior to the effective date of the relevant Registration Statement.

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Section 3.4   Expenses of Registration.   All Registration Expenses incurred in connection with all Registrations or other Transfers effected pursuant to or permitted by this Investor Rights Agreement (including any Distribution), shall be borne by PubCo. It is acknowledged by the Holders that the Holders selling or otherwise Transferring any Registrable Securities in any Registration or Transfer shall bear all incremental selling expenses relating to the sale or Transfer of such Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing such Holders, in each case pro rata based on the number of Registrable Securities that such Holders have sold or Transferred in such Registration.
Section 3.5   Obligations of PubCo.   Whenever required under this Article III to effect the Registration of any Registrable Securities, PubCo shall, as expeditiously as reasonably possible:
(a)   prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Secuirities covered by such Registration Statement have been sold;
(b)   prepare and file with the SEC such amendments, post-effective amendments and supplements to such Registration Statement and the Prospectus used in connection with such Registration Statement as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement in accordance with the intended methods of disposition by sellers thereof set forth in such Registration Statement;
(c)   permit any Holder that might be deemed to be a controlling person of PubCo to participate in good faith in the preparation of such Registration Statement and to cooperate in good faith to include therein material, furnished to PubCo in writing, that in the reasonable judgment of such Holder and its counsel should be included;
(d)   furnish to the Holders such numbers of copies of the Registration Statement and the related Prospectus, including all exhibits thereto and documents incorporated by reference therein and a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;
(e)   in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter(s) of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;
(f)   notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably possible after notice thereof is received by PubCo of any written comments by the SEC or any request by the SEC or any other federal or state Governmental Entity for amendments or supplements to such Registration Statement or such Prospectus or for additional information;
(g)   notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;
(h)   notify each Holder of Registrable Securities covered by such Registration Statement as soon as reasonably practicable after notice thereof is received by PubCo of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or any order by the SEC or any other regulatory authority preventing or suspending the use of any preliminary or final Prospectus or the initiation or threatening of any proceedings for such purposes, or any notification with respect to the suspension of the qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

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(i)   use its reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of any Registration Statement or of any order preventing or suspending the use of any preliminary or final Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;
(j)   make available for inspection by each Holder including Registrable Securities in such Registration, any Underwriter participating in any distribution pursuant to such Registration, and any attorney, accountant or other agent retained by such Holder or Underwriter, all financial and other records, pertinent corporate documents and properties of PubCo, as such parties may reasonably request, and cause PubCo’s officers, directors and employees to supply all information reasonably requested by any such Holder, Underwriter, attorney, accountant or agent in connection with such Registration Statement;
(k)   use its reasonable best efforts to register or qualify, and cooperate with the Holders of Registrable Securities covered by such Registration Statement, the Underwriters, if any, and their respective counsel, in connection with the Registration or qualification of such Registrable Securities for offer and sale under the “Blue Sky” or securities laws of each state and other jurisdiction of the United States as any such Holder or Underwriters, if any, or their respective counsel reasonably request in writing, and do any and all other things reasonably necessary or advisable to keep such Registration or qualification in effect for such period as required by Section 3.1(b) and Section 3.2(c), as applicable; provided, that PubCo shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or take any action that would subject it to taxation or service of process in any such jurisdiction where it is not then so subject;
(l)   in the case of an Underwritten Offering, obtain for delivery to the Holders of Registrable Securities covered by such Registration Statement and to the Underwriters an opinion or opinions from counsel for PubCo, dated the date of the closing under the underwriting agreement, in customary form, scope and substance, which opinions shall be reasonably satisfactory to such Holders or Underwriters, as the case may be, and their respective counsel;
(m)   in the case of an Underwritten Offering, obtain for delivery to PubCo and the Underwriters, with copies to the Holders of Registrable Securities included in such Registration, a cold comfort letter from PubCo’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing Underwriter or Underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement;
(n)   use its reasonable best efforts to list the Registrable Securities that are covered by such Registration Statement with any securities exchange or automated quotation system on which the Ordinary Shares or other Equity Securities of PubCo, as applicable, are then listed;
(o)   provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the applicable Registration Statement from and after a date not later than the effective date of such Registration Statement;
(p)   cooperate with Holders including Registrable Securities in such Registration and the managing Underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, such certificates to be in such denominations and registered in such names as such Holders or the managing Underwriters may request at least two (2) Business Days prior to any sale of Registrable Securities;
(q)   use its reasonable best efforts to comply with all applicable securities laws and make available to its Holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;
(r)   in the case of an Underwritten Offering that is Marketed, cause the senior executive officers of PubCo to participate in the customary “road show” presentations that may be reasonably requested by the Underwriters and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto; and
(s)   otherwise, in good faith, reasonably cooperate with, and take such customary actions as may reasonably be requested by, the Holders, in connection with such Registration.

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Section 3.6   Indemnification.
(a)   PubCo will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities and each of such Holder’s officers, directors, trustees, employees, partners, managers, members, equityholders, beneficiaries, affiliates and agents and each Person, if any, who controls such Holder, within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, with respect to any Registration, qualification, compliance or sale effected pursuant to this Article III, and each Underwriter, if any, and each Person who controls any Underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages and liabilities (or actions in respect thereto) to which they may become subject under the Securities Act, the Exchange Act, or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, free writing prospectus or other similar document (including any related Registration Statement, notification, or the like) incident to any such Registration, qualification, compliance or sale effected pursuant to this Article III, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, (ii) any violation or alleged violation by PubCo of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with any such Registration, qualification, compliance or sale, or (iii) any failure to register or qualify Registrable Securities in any state where PubCo or its agents have affirmatively undertaken or agreed in writing (including pursuant to Section 3.5(k)) that PubCo (the undertaking of any Underwriter being attributed to PubCo) will undertake such Registration or qualification on behalf of the Holders of such Registrable Securities (provided, that in such instance PubCo shall not be so liable if it has undertaken its reasonable best efforts to so register or qualify such Registrable Securities) and will reimburse, as incurred, each such Holder, each such Underwriter and each such director, officer, trustee, employee, partner, manager, member, equityholder, beneficiary, affiliate, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, that PubCo will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance and in conformity with written information furnished to PubCo by such Holder or Underwriter expressly for use therein.
(b)   Each Holder (if Registrable Securities held by or issuable to such Holder are included in such Registration, qualification, compliance or sale pursuant to this Article III) does hereby undertake to indemnify and hold harmless, severally and not jointly, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each Underwriter, if any, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, free writing prospectus or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, and will reimburse, as incurred, PubCo, each of its officers, directors, employees, affiliates and agents and each Person, if any, who controls PubCo within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, each Underwriter, if any, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, free writing prospectus or other document, in reliance upon and in conformity with written information that (i) relates to such Holder in its capacity as a selling security holder and (ii) was furnished to PubCo by such Holder expressly for use therein; provided, however, that the aggregate liability of each Holder hereunder shall be limited to the net proceeds after underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. It is understood and agreed that the indemnification obligations of each Holder pursuant to any underwriting agreement entered into in connection with any Registration Statement shall be limited to the obligations contained in this Section 3.6(b).
(c)   Each party entitled to indemnification under this Section 3.6 (the “Indemnified Party”) shall give notice to the party required to provide such indemnification (the “Indemnifying Party”) of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof,

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and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party’s expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3.6, except to the extent that such failure to give notice materially prejudices the Indemnifying Party in the defense of any such claim or any such litigation. An Indemnifying Party, in the defense of any such claim or litigation, may, without the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Indemnified Party of an unconditional release from all liability with respect to such claim or litigation and (ii) does not include any recovery (including any statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Indemnified Party) other than monetary damages and provided, that any sums payable in connection with such settlement are paid in full by the Indemnifying Party.
(d)   In order to provide for just and equitable contribution in case indemnification is prohibited or limited by law, the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such actions; provided, however, that, in any case, (i) no Holder will be required to contribute any amount in excess of the net proceeds after Underwriting discounts and commissions received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
(e)   The indemnities provided in this Section 3.6 shall survive the Transfer of any Registrable Securities by such Holder.
Section 3.7   Information by Holder.   The Holder or Holders of Registrable Securities included in any Registration shall furnish to PubCo such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as PubCo may reasonably request in writing and as shall be required in connection with any Registration, qualification or compliance referred to in this Article III. Each Holder agrees, if requested in writing by PubCo, to represent to PubCo the total number of Registrable Securities held by such Holder in order for PubCo to make determinations under this Investor Rights Agreement, including for purposes of Section 3.9 hereof. Notwithstanding anything to the contrary contained in this Investor Rights Agreement, if any Holder does not provide PubCo with information requested pursuant to this Section 3.7, PubCo may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if PubCo determines, based on the advice of outside counsel, that such information is necessary to effect the Registration and such Holder continues thereafter to withhold such information. No Person may participate in any Underwritten Offering of Equity Securities of PubCo pursuant to a Registration under this Investor Rights Agreement unless such Person completes and executes all customary questionnaires, powers of attorney, custody agreements, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in Section 3.1(d)(ii) and Section 3.2(a) of this Investor Rights Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.7 shall not affect the registration of the other Registrable Securities to be included in such Registration.
Section 3.8   Delay of Registration.   No Holder shall have any right to obtain, and hereby waives any right to seek, an injunction restraining or otherwise delaying any such Registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Article III.

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Section 3.9   Rule 144 Reporting.   With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without Registration, PubCo agrees to use its reasonable best efforts to:
(a)   make and keep current public information available, within the meaning of Rule 144 (or any similar or analogous rule) promulgated under the Securities Act, at all times;
(b)   file with the SEC, in a timely manner, all reports and other documents required of PubCo under the Securities Act and Exchange Act; and
(c)   so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request (i) a written statement by PubCo as to its compliance with the reporting requirements of said Rule 144 (at any time commencing after the Lock-Up Period), the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of PubCo and such other reports and documents so filed by PubCo with the SEC and (iii) such other information, reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without Registration.
Section 3.10   “Market Stand Off” Agreement.   Each Holder hereby agrees with PubCo that, with respect to Underwritten Offerings initiated by a Holder only, during such period (which period shall in no event exceed 90 days) following the effective date of a Registration Statement of PubCo (or, in the case of an Underwritten Shelf Take-Down, the date of the filing of a preliminary Prospectus or Prospectus supplement relating to such Underwritten Offering (or if there is no such filing, the first contemporaneous press release announcing commencement of such Underwritten Offering)) as the Holders that own a majority of the Registrable Securities participating in such Underwritten Offering may agree to with the Underwriter or Underwriters of such Underwritten Offering (a “Market Stand-Off Period”), such Holder or its Affiliates shall not sell, pledge, mortgage, hypothecate, transfer, make any short sale of, loan, grant any option or right to purchase of, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Securities held by it at any time during such period. In connection with any Underwritten Offering contemplated by this Section 3.10, PubCo shall use reasonable best efforts to cause each director and executive officer of PubCo to execute a customary lock-up for the Market Stand-Off Period. Each Holder agrees with PubCo that it shall deliver to the Underwriter or Underwriters for any such Underwritten Offering a customary agreement (with customary terms, conditions and exceptions) that is substantially similar to the agreement delivered to the Underwriter or Underwriters by the Holders that own a majority of the Registrable Securities participating in such Registration reflecting their agreement set forth in this Section 3.10; provided, that such agreement shall not be materially more restrictive than any similar agreement entered into by PubCo’s directors and executive officers participating in such Underwritten Offering; provided, further, that such agreement shall not be required unless all Holders are required to enter into similar agreements; provided, further, that such agreement shall provide that any early release of any Holder from the provisions of the terms of such agreement shall be on a pro rata basis among all Holders.
Section 3.11   Other Obligations.   In connection with a Transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, PubCo shall, subject to applicable Law, as interpreted by PubCo with the advice of counsel, and the receipt of any customary documentation required from the applicable Holders in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being Transferred and (b) cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under the foregoing clause (a). In addition, PubCo shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned Transfers; provided, however, that PubCo shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any Transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.
Section 3.12   Other Registration Rights.   Other than the registration rights set forth in the Original RRA and in the Subscription Agreements, PubCo represents and warrants that no Person, other than a Holder of Registrable Securities pursuant to this Investor Rights Agreement, has any right to require PubCo

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to register any securities of PubCo for sale or to include such securities of PubCo in any Registration Statement filed by PubCo for the sale of securities for its own account or for the account of any other Person. Further, each of PubCo and Sponsor represents and warrants that this Investor Rights Agreement supersedes any other registration rights agreement or agreement (including the Original RRA and the Original IRA), other than the Subscription Agreements.
Section 3.13   Term.   Article III shall terminate with respect to any Holder on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.6 shall survive any such termination with respect to such Holder.
Section 3.14   Termination of Original RRA.   Upon the Closing, PubCo and Sponsor hereby agree that that the Original RRA and all of the respective rights and obligations of the parties thereunder are hereby terminated in their entirety and shall be of no further force or effect.
ARTICLE IV
LOCK-UP
Section 4.1   Lock-Up.
(a)   Each Holder severally, and not jointly, agrees with PubCo not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the Lock-Up Period; provided, that such prohibition shall not apply to Transfers permitted pursuant to Section 4.2. The “Lock-Up Shares” means the Registrable Securities held by the Holders as of the Closing Date.
(b)   During the Lock-Up Period, any purported Transfer of Lock-Up Shares not in accordance with this Investor Rights Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.
(c)   The Holders acknowledge and agree that, notwithstanding anything to the contrary contained in this Investor Rights Agreement, the Lock-Up Shares Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.
(d)   Each of Sponsor, PubCo and each applicable Other Holder hereby agrees that effective as of the consummation of the Closing (and not before), paragraphs 7(a), 7(b) and 7(c) of the Letter Agreement shall be amended and restated in its entirety, as follows:
“7(a) [RESERVED]”
“7(b) [RESERVED]”
“7(c) [RESERVED]”
Section 4.2   Permitted Transfers.   Notwithstanding anything to the contrary contained in this Investor Rights Agreement, during the Lock-Up Period, the Holders may Transfer, without the consent of PubCo, any of such Person’s Lock-Up Shares to (a) any of such Person’s Permitted Transferees, upon written notice to PubCo, or (b) (i) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (ii) in the case of an individual, pursuant to a qualified domestic relations order; or (iii) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the Business Combination; provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (a) or (b) above, (x) the restrictions and obligations contained in Section 4.1 and this Section 4.2 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares and such Transferee shall agree to be bound by such restrictions and obligations in writing and acknowledged by PubCo, and (y) the Transferee of such Lock-Up Shares shall have no rights under this Investor Rights Agreement, unless, for the avoidance of doubt, such Transferee is a Permitted Transferee in accordance with this Investor Rights Agreement. Any Transferee of Lock-Up Shares pursuant to this Section 4.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights

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Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Investor Rights Agreement. Notwithstanding the foregoing provisions of this Section 4.2, a Holder may not make a Transfer to a Permitted Transferee if such Transfer has as a purpose the avoidance of or is otherwise undertaken in contemplation of avoiding the restrictions on Transfers in this Investor Rights Agreement (it being understood that the purpose of this provision includes prohibiting the Transfer to a Permitted Transferee (A) that has been formed to facilitate a material change with respect to who or which entities Beneficially Own the underlying Lock-Up Shares, or (B) followed by a change in the relationship between the Holder and the Permitted Transferee (or a change of control of such Holder or Permitted Transferee) after the Transfer with the result and effect that the Holder has indirectly made a Transfer of Lock-Up Shares by using a Permitted Transferee, which Transfer would not have been directly permitted under this Article IV had such change in such relationship occurred prior to such Transfer).
Section 4.3   Right of First Offer.   If at any time during the Lock-Up Period IWM proposes to Transfer, whether in a single transaction or a series of transactions, Registrable Securities held by IWM to a Private Sale Purchaser, IWM shall first make an offer of Registrable Securities to Binance on the following terms:
(a)   IWM shall give written notice (the “Offer Notice”) to PubCo and Binance stating its bona fide intention to Transfer the Registrable Securities to a Private Sale Purchaser and specifying the number and type of Registrable Securities subject to the sale (the “Subject Securities”) and the material terms and conditions, including the price, pursuant to which IWM proposes to Transfer the Subject Securities. Binance shall have a right and option, for a period of fifteen (15) Business Days after delivery of the Offer Notice (the “Offer Acceptance Period”), to exercise its right of first offer and purchase all (but not less than all) of the Subject Securities at the purchase price and on the terms stated in the Offer Notice. Binance shall exercise such option to purchase the Subject Securities by delivering a written notice to IWM prior to the expiration of the Offer Acceptance Period, which written notice shall notify IWM of Binance’s irrevocable election to exercise its option to purchase the Subject Securities at the purchase price and on the terms stated in the Offer Notice and include an anticipated closing date for the purchase in accordance with Section 4.3(c) (the “Acceptance Notice”).
(b)   If the Acceptance Notice shall not have been received prior to the expiration of the Offer Acceptance Period pursuant to Section 4.3(a), then IWM may Transfer the Subject Securities to any Private Sale Purchaser (the “Proposed Purchaser”) at a price not less than the price, and on other terms not more favorable to such Proposed Purchaser than the terms stated in the Offer Notice at any time within sixty (60) days after the expiration of the Offer Acceptance Period (the “Sale Period”); provided, that, notwithstanding anything to the contrary set forth herein (including Section 4.2), in no event shall the Proposed Purchaser be subject to the terms or obligations of this Section 4.2 following the Proposed Purchaser’s purchase of the Subject Securities in accordance with Section 4.2 and this Section 4.3. In the event that the Subject Securities are not Transferred by IWM during the Sale Period in accordance with this Section 4.3(b), the right of IWM to Transfer the Subject Securities to a Private Sale Purchaser without further compliance with this Section 4.3 shall expire and the obligations of this Section 4.3 shall be reinstated with respect to any proposed Transfer of the Subject Securities to a Private Sale Purchaser.
(c)   The Transfer of Subject Securities to Binance pursuant to an effective election to purchase all of the Subject Securities in accordance with Section 4.3(a) shall be consummated at the office of PubCo on the later of (i) a mutually satisfactory Business Day within fifteen (15) days after the expiration of the Offer Acceptance Period, (ii) if applicable, the fifth (5th) Business Day following the receipt of all regulatory approvals applicable to such Transfer, or (iii) such other time and/or place as IWM and Binance may mutually agree. The delivery of certificates or other instruments evidencing such Subject Securities duly endorsed for transfer shall be made on such date against payment of the purchase price for such Subject Securities.
(d)   The requirements of this Section 4.3 are in addition to, and not in limitation of, any other restrictions on Transfers of Registrable Securities contained in this Agreement.

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ARTICLE V
GENERAL PROVISIONS
Section 5.1   Assignment; Successors and Assigns; No Third Party Beneficiaries.
(a)   Except as otherwise permitted pursuant to this Investor Rights Agreement, no Party may assign such Party’s rights and obligations under this Investor Rights Agreement, in whole or in part, without the prior written consent of the Principal Parties. Any such assignee may not again assign those rights, other than in accordance with this Article V. Any attempted assignment of rights or obligations in violation of this Article V shall be null and void.
(b)   Notwithstanding anything to the contrary contained in this Investor Rights Agreement (other than the succeeding sentence of this Section 5.1(b)), (i) prior to the expiration of the Lock-Up Period to the extent applicable to such Holder, no Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, except in connection with a Transfer pursuant to Section 4.2, and (ii) after the expiration of the Lock-up Period to the extent applicable to such Holder, a Holder may Transfer such Holder’s rights or obligations under this Investor Rights Agreement in connection with a Transfer of such Holder’s Registrable Securities, in whole or in part, to (x) any of such Holder’s Permitted Transferees (other than any charitable organization), or (y) any Person with the prior written consent of PubCo. In no event can any Principal Party assign any of such Person’s rights under Article II. Any Transferee of Registrable Securities (other than pursuant to an effective registration statement under the Securities Act, pursuant to a Rule 144 transaction or pursuant to any Distribution) shall, except as otherwise expressly stated herein, have all the rights and be subject to all of the obligations of the Transferor Holder under this Investor Rights Agreement and shall be required, at the time of and as a condition to such Transfer, to become a party to this Investor Rights Agreement by executing and delivering a joinder in the form attached to this Investor Rights Agreement as Exhibit A. No Transfer of Registrable Securities by a Holder shall be registered on PubCo’s books and records, and such Transfer of Registrable Securities shall be null and void and not otherwise effective, unless any such Transfer is made in accordance with the terms and conditions of this Investor Rights Agreement, and PubCo is hereby authorized by all of the Holders to enter appropriate stop transfer notations on its transfer records to give effect to this Investor Rights Agreement.
(c)   All of the terms and provisions of this Investor Rights Agreement shall be binding upon the Parties and their respective successors, assigns, heirs and representatives, but shall inure to the benefit of and be enforceable by the successors, assigns, heirs and representatives of any Party only to the extent that they are permitted successors, assigns, heirs and representatives pursuant to the terms of this Investor Rights Agreement.
(d)   Nothing in this Investor Rights Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, assigns, heirs and representatives, any rights or remedies under this Investor Rights Agreement or otherwise create any third-party beneficiary hereto.
Section 5.2   Termination.   Except for Section 2.1(h) (which section shall terminate at such time as the Principal Parties and their Permitted Transferees are no longer entitled to any rights pursuant to such section), Article II shall terminate automatically (without any action by any Party) as to the Principal Parties at such time at which such Party no longer has the right to designate an individual for nomination to the Board under this Investor Rights Agreement. Except for Section 3.6 (which shall survive any termination), Article III of this Investor Rights Agreement shall terminate as set forth in Section 3.13. The remainder of this Investor Rights Agreement shall terminate automatically (without any action by any Party) as to each Holder when such Holder, following the Closing Date, ceases to Beneficially Own any Registrable Securities; provided, that the provisions of Section 5.11, Section 5.12 and Section 5.13 shall survive any such termination with respect to such Holder. Notwithstanding anything herein to the contrary, in the event the Business Combination Agreement terminates in accordance with its terms prior to the Closing, this Investor Rights Agreement shall automatically terminate and be of no further force or effect, without any further action required by the Parties.
Section 5.3   Severability.   If any provision of this Investor Rights Agreement is determined to be invalid, illegal or unenforceable by any Governmental Entity, the remaining provisions of this Investor Rights Agreement, to the extent permitted by Law, shall remain in full force and effect.

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Section 5.4   Entire Agreement; Amendments; No Waiver.
(a)   This Investor Rights Agreement, together with the Exhibit to this Investor Rights Agreement, the Business Combination Agreement and all other Transaction Agreements (as such term is defined in the Business Combination Agreement), constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way and there are no warranties, representations or other agreements among the Parties in connection with such subject matter except as set forth in this Investor Rights Agreement and therein.
(b)   No provision of this Investor Rights Agreement may be amended or modified in whole or in part at any time without the express written consent of (i) PubCo, (ii) for so long as any Principal Party collectively Beneficially Owns Ordinary Shares representing 10% or more of the Ordinary Shares Beneficially Owned by such Person immediately after the Closing, such Person and (iii) in any event, at least the Holders holding in the aggregate more than fifty percent (50%) of the Registrable Securities Beneficially Owned by the Holders; provided, that any such amendment or modification that adversely and disproportionately affects any Holder or Holders, as compared to any other Holder or Holders, shall require the prior written consent of such Holders who Beneficially Own a majority of the Registrable Securities Beneficially Owned by all such Holders so adversely and disproportionately affected; provided, further that any amendment or modification to Article III, Article IV, Section 5.12, Section 5.13, Section 5.15 or this Section 5.4 that adversely affects any right granted to any Principal Party or Highlander shall require the consent of such Principal Party or Highlander, as applicable; provided, further that any amendment or modification to Article II that adversely affects any right granted to any Principal Party shall require the consent of such Principal Party; provided, further that a provision that has terminated with respect to a Party shall not require any consent of such Party (and such Party’s Ordinary Shares shall not be considered in computing any percentages) with respect to amending or modifying such provision.
(c)   No waiver of any provision or default under, nor consent to any exception to, the terms of this Investor Rights Agreement shall be effective unless in writing and signed by the Party to be bound and then only to the specific purpose, extent and instance so provided.
Section 5.5   Counterparts; Electronic Delivery.   This Investor Rights Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Investor Rights Agreement may be executed and delivered in one or more counterparts by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of a fax machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a contract and each Party forever waives any such defense. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Investor Rights Agreement or any document to be signed in connection with this Investor Rights Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the Parties consent to conduct the transactions contemplated hereunder by electronic means.
Section 5.6   Notices.   All notices, demands and other communications to be given or delivered under this Investor Rights Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) calendar days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 5.6, notices, demands and other communications shall be sent to the addresses indicated below:

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if to PubCo, to:
Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong
Attention: Ka Man Kevin Lee
Email: kevin.lee@opusacquisition.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis
26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong
Attention: Gary Li, Jesse Sheley and Joseph Casey
Email: gary.li@kirkland.com; jesse.sheley@kirkland.com;
joseph.casey@kirkland.com
if to IWM, to:
Integrated Whale Media Investment Inc.
21/F, 88 Cloucester Road
Wanchai, Hong Kong
Attention: Jeffrey Yam
Email: jyam@inasset.com
with a copy (which shall not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: William Mills and Joshua Apfelroth
Email: william.mills@cwt.com
joshua.apfrelroth@cwt.com
if to Highlander, to:
Highlander Management LLC
101 Avenue of the Americas, Suite 842
New York, NY 10013
Attention: Sean P. Hegarty
with a copy (which shall not constitute notice) to:
Goodwin Procter LLP
100 Northern Avenue
Boston, MA 02210
Attention: Robert Whalen, Jr. and Eric Carlson
Email: RWhalen@goodwinlaw.com
ECarlson@goodwinlaw.com
if to Sponsor, to:
Magnum Opus Holdings LLC
Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong
Attention: Ka Man Kevin Lee
Email: kevin.lee@opusacquisition.com

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with a copy (which shall not constitute notice) to:
Kirkland & Ellis
26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong
Attention: Gary Li, Jesse Sheley and Joseph Casey
Email: gary.li@kirkland.com;
jesse.sheley@kirkland.com; joseph.casey@kirkland.com
if to Binance, to:
Binance Capital Management Co., Ltd
Attention: Jeffrey Ma
Email: jeffrey.mm@binance.com,
CC: legal_notice@binance.com
with a copy (which shall not constitute notice) to:
Latham & Watkins LLP
18th Floor, One Exchange Square
8 Connaught Place, Central, Hong Kong
Attention: Frank Sun and Terris Tang
Email: frank.sun@lw.com;
terris.tang@lw.com
Section 5.7   Governing Law; Waiver of Jury Trial; Jurisdiction.
(a)   This Investor Rights Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to its choice of law rules).
(b)   Any dispute, controversy, difference, or claim based on, arising out of or relating to this Investor Rights Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Investor Rights Agreement (each, a “Proceeding”) shall be referred to and finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein, and such arbitration shall be administered by the AAA. The Parties agree, pursuant to Rule R-1(b) of the AAA Rules, that the Expedited Procedures shall apply irrespective of the amount in dispute. The place of arbitration shall be New York, New York. There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by AAA shall be a retired U.S. judge or a practicing U.S. attorney with no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets, including but not limited to the courts of Hong Kong and the Cayman Islands. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement. All disputes, controversies, differences, or claims arising out of or relating to this Investor Rights Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Investor Rights Agreement, shall be resolved in a confidential manner. The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be

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required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests. The arbitrator shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the parties must expend for discovery; provided that the parties expressly agree that discovery, in the event the arbitrator permits discovery and notwithstanding the Rules, in connection with any arbitration shall be limited to the following: (i) depositions shall be limited to three (3) depositions per side, each of which shall be limited to seven (7) hours of testimony taken by each side; (ii) written discovery shall be limited to one set of Requests for Production per party, limited to no more than fifteen (15) requests, including subparts; (iii) no interrogatories, requests for admission, or other written discovery shall be permitted; and (iv) the parties shall disclose documents that they will present in support of their case. Notwithstanding the foregoing, the arbitrators may grant, upon good cause shown, either party’s request for discovery in addition to or limiting that for which this paragraph expressly provides. For the avoidance of doubt, a request by a party to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 5.7(b).
Section 5.8   Specific Performance.   The Parties acknowledge that money damages would not be an adequate remedy at law if any Party fails to perform any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach and to compel specific performance of the obligations of any other party under this Investor Rights Agreement, without the posting of any bond. If any action should be brought in equity to enforce any of the provisions of this Investor Rights Agreement, none of the Parties shall raise the defense that there is an adequate remedy at law. No remedy shall be exclusive of any other remedy, and all available remedies shall be cumulative.
Section 5.9   Subsequent Acquisition of Shares.   Any Equity Securities of PubCo acquired subsequent to the Effective Date by a Holder shall be subject to the terms and conditions of this Investor Rights Agreement and such shares shall be considered to be “Registrable Securities” as such term is used in this Investor Rights Agreement.
Section 5.10   Consents, Approvals and Actions.   If any consent, approval or action of a Principal Party or Highlander is required or permitted at any time pursuant to this Investor Rights Agreement, such consent, approval or action shall be deemed given if the holders of a majority of the outstanding Equity Securities of PubCo held by such Principal Party or Highlander, respectively, at such time provide such consent, approval or action in writing at such time.
Section 5.11   Not a Group; Independent Nature of Holders’ Obligations and Rights.   The Holders and PubCo agree that the arrangements contemplated by this Investor Rights Agreement are not intended to constitute the formation of a “group” (as defined in Section 13(d)(3) of the Exchange Act). Each Holder agrees that, for purposes of determining beneficial ownership of such Holder, it shall disclaim any beneficial ownership by virtue of this Investor Rights Agreement of PubCo’s Equity Securities owned by the other Holders, and PubCo agrees to recognize such disclaimer in its Exchange Act and Securities Act reports. The obligations of each Holder under this Investor Rights Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Investor Rights Agreement. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as, and PubCo acknowledges that the Holders do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Investor Rights Agreement, and PubCo acknowledges that the Holders are not acting in concert or as a group, and PubCo shall not assert any such claim, with respect to such obligations or the transactions contemplated by this Investor Rights Agreement. Subject to Section 5.17, the decision of each Holder to enter into this Investor Rights Agreement has been made by such Holder independently of any other Holder. Subject to Section 5.17,

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each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with such Holder making its investment in PubCo and that no other Holder will be acting as agent of such Holder in connection with monitoring such Holder’s investment in the Ordinary Shares or enforcing its rights under this Investor Rights Agreement. PubCo and each Holder confirms that each Holder has had the opportunity to independently participate with PubCo and its subsidiaries in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Holder shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Investor Rights Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the rights and obligations contemplated hereby was solely in the control of PubCo, not the action or decision of any Holder, and was done solely for the convenience of PubCo and its subsidiaries and not because it was required to do so by any Holder. It is expressly understood and agreed that each provision contained in this Investor Rights Agreement is between PubCo and a Holder, solely, and not between PubCo and the Holders collectively and not between and among the Holders.
Section 5.12   Other Business Opportunities.
(a)   The Parties expressly acknowledge and agree that to the fullest extent permitted by applicable law: (i) Each of Sponsor, IWM, Highlander and Binance (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), the Sponsor Director, the IWM Directors and the Binance Directors has the right to, and shall have no duty (fiduciary, contractual or otherwise) not to, directly or indirectly engage in and possess interests in other business ventures of every type and description, including those engaged in the same or similar business activities or lines of business as PubCo or any of its subsidiaries or deemed to be competing with PubCo or any of its subsidiaries, on its own account, or in partnership with, or as an employee, officer, director or shareholder of any other Person, with no obligation to offer to PubCo or any of its subsidiaries, or any other Holder the right to participate therein; (ii) each of Sponsor, IWM, Highlander and Binance (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), the Sponsor Director, the IWM Directors and the Binance Directors may invest in, or provide services to, any Person that directly or indirectly competes with PubCo or any of its subsidiaries; and (iii) in the event that Sponsor, IWM, Highlander or Binance (including (A) their respective Affiliates, (B) any portfolio company in which they or any of their respective investment fund Affiliates have made a debt or equity investment (and vice versa) or (C) any of their respective limited partners, non-managing members or other similar direct or indirect investors), Sponsor Director, IWM Director or Binance Director, respectively, acquires knowledge of a potential transaction or matter that may be a corporate or other business opportunity for PubCo or any of its subsidiaries, such Person shall have no duty (fiduciary, contractual or otherwise) to communicate or present such corporate opportunity to PubCo or any of its subsidiaries or any other Holder, as the case may be, and, notwithstanding any provision of this Investor Rights Agreement to the contrary, shall not be liable to PubCo or any of its subsidiaries or any other Holder (or its Affiliates) for breach of any duty (fiduciary, contractual or otherwise) by reason of the fact that such Person, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person or does not present such opportunity to PubCo or any of its subsidiaries or any other Holder (or its Affiliates). For the avoidance of doubt, the Parties acknowledge that this paragraph is intended to disclaim and renounce, to the fullest extent permitted by applicable law, any right of PubCo or any of its subsidiaries with respect to the matters set forth herein, and this paragraph shall be construed to effect such disclaimer and renunciation to the fullest extent permitted by law.
(b)   Each of the Parties hereby, to the fullest extent permitted by applicable law:
(i)   confirms that none of Sponsor, IWM, Highlander or Binance or any of their respective Affiliates have any duty to PubCo or any of its subsidiaries or to any other Holder other than the specific covenants and agreements set forth in this Investor Rights Agreement or any other agreement entered into by such Party;

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(ii)   acknowledges and agrees that (A) in the event of any conflict of interest between PubCo or any of its subsidiaries, on the one hand, and Sponsor, IWM, Highlander or Binance or any of their respective Affiliates (or any Sponsor Director, IWM Director or Binance Director acting in his or her capacity as such), on the other hand, Sponsor, IWM, Highlander or Binance or applicable Affiliates (or any Sponsor Director, IWM Director or Binance Director acting in his or her capacity as a director) may act in its best interest and (B) none of Sponsor, IWM, Highlander or Binance or any of their respective Affiliates or any Sponsor Director, IWM Director or Binance Director acting in his or her capacity as a director, shall be obligated (1) to reveal to PubCo or any of its subsidiaries confidential information belonging to or relating to the business of such Person or any of its Affiliates or (2) to recommend or take any action in its capacity as a direct or indirect shareholder or director, as the case may be, that prefers the interest of PubCo or its subsidiaries over the interest of such Person; and
(iii)   waives any claim or cause of action against Sponsor, IWM, Highlander and Binance and any of their respective Affiliates, and any officer, employee, agent or Affiliate of any such Person that may from time to time arise in respect of a breach by any such person of any duty or obligation disclaimed under Section 5.12(b)(i) or Section 5.12(b)(ii).
(c)   Each of the Parties agrees that the waivers, limitations, acknowledgments and agreements set forth in this Section 5.12 shall not apply to any alleged claim or cause of action against Sponsor based upon the breach or nonperformance by such Person of this Investor Rights Agreement or any other agreement to which such Person is a party.
(d)   The provisions of this Section 5.12, to the extent that they restrict the duties and liabilities of Sponsor, IWM, Highlander or Binance or any of their respective Affiliates or any Sponsor Director, IWM Director or Binance Director otherwise existing at law or in equity, are agreed by the Parties to replace such other duties and liabilities of Sponsor, IWM, Highlander or Binance or any of their respective Affiliates or any such Sponsor Director, IWM Director or Binance Director to the fullest extent permitted by applicable law.
(e)   Notwithstanding anything to the contrary contained in this Section 5.12, in the event of any conflict with respect to Highlander between this Section 5.12 and the Services Agreement (as defined in the Business Combination Agreement), the Services Agreement shall control.
Section 5.13   Indemnification; Exculpation.
(a)   PubCo will, and PubCo will cause each of its subsidiaries to, jointly and severally indemnify, exonerate and hold the Holders and each of their respective direct and indirect partners, equityholders, members, managers, Affiliates, directors, officers, shareholders, fiduciaries, managers, controlling Persons, employees, representatives and agents and each of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of each of the foregoing (collectively, the “Holder Indemnitees”) free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and out-of-pocket expenses in connection therewith (including reasonable attorneys’ fees and expenses) incurred by the Holder Indemnitees or any of them before or after the date of this Investor Rights Agreement (collectively, the “Indemnified Liabilities”), arising out of any action, cause of action, suit, litigation, investigation, inquiry, arbitration or claim (each, an “Action”) arising directly or indirectly out of, or in any way relating to, (i) any Holder’s or its Affiliates’ ownership of Equity Securities of PubCo or control or ability to influence PubCo or any of its subsidiaries (other than any such Indemnified Liabilities (x) to the extent such Indemnified Liabilities arise out of any breach of this Investor Rights Agreement by such Holder Indemnitee or its Affiliates or other related Persons or the breach of any fiduciary or other duty or obligation of such Holder Indemnitee to its direct or indirect equity holders, creditors or Affiliates, (y) to the extent such control or the ability to control PubCo or any of its subsidiaries derives from such Holder’s or its Affiliates’ capacity as an officer or director of PubCo or any of its subsidiaries or (z) to the extent such Indemnified Liabilities are directly caused by such Person’s willful misconduct), (ii) the business, operations, properties, assets or other rights or liabilities of PubCo or any of its subsidiaries or (iii) any services provided prior to, on or after the date of this Investor Rights Agreement by any Holder or its Affiliates to PubCo or any of their respective subsidiaries; provided, however, that if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, PubCo will, and will cause its subsidiaries to, make the maximum contribution to the

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payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. For the purposes of this Section 5.13, none of the circumstances described in the limitations contained in the proviso in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Holder Indemnitee as to any previously advanced indemnity payments made by PubCo or any of its subsidiaries, then such payments shall be promptly repaid by such Holder Indemnitee to PubCo and its subsidiaries. The rights of any Holder Indemnitee to indemnification hereunder will be in addition to any other rights any such Person may have under any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the organizational or governing documents of PubCo or its subsidiaries.
(b)   PubCo will, and will cause each of its subsidiaries to, jointly and severally, reimburse any Holder Indemnitee for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses and any other litigation-related expenses) as they are incurred in connection with investigating, preparing, pursuing, defending or assisting in the defense of any Action for which the Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, or any action or proceeding arising therefrom, whether or not such Holder Indemnitee is a party thereto. PubCo or its subsidiaries, in the defense of any Action for which a Holder Indemnitee would be entitled to indemnification under the terms of this Section 5.13, may, without the consent of such Holder Indemnitee, consent to entry of any judgment or enter into any settlement if and only if it (i) includes as a term thereof the giving by the claimant or plaintiff therein to such Holder Indemnitee of an unconditional release from all liability with respect to such Action, (ii) does not impose any limitations (equitable or otherwise) on such Holder Indemnitee, and (iii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such Holder Indemnitee, and provided, that the only penalty imposed in connection with such settlement is a monetary payment that will be paid in full by PubCo or its subsidiaries.
(c)   PubCo acknowledges and agrees that PubCo shall, and to the extent applicable shall cause its subsidiaries to, be fully and primarily responsible for the payment to any Holder Indemnitee in respect of Indemnified Liabilities in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with (as applicable) the terms of (i) the Delaware General Corporation Law and the Organizational Documents, each as amended, (ii) any director indemnification agreement, (iii) this Investor Rights Agreement, any other agreement between PubCo or any of its subsidiaries and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, (iv) the laws of the jurisdiction of incorporation or organization of any subsidiary of PubCo and/or (v) the Organizational Documents of any subsidiary of PubCo ((i) through (v) collectively, the “Indemnification Sources”), irrespective of any right of recovery such Holder Indemnitee (or its Affiliates) may have from any corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise (other than PubCo, any of its subsidiaries or the insurer under and pursuant to an insurance policy of PubCo or any of its subsidiaries) from whom such Holder Indemnitee may be entitled to indemnification with respect to which, in whole or in part, PubCo or any of its subsidiaries may also have an indemnification obligation (collectively, the “Indemnitee-Related Entities”). Under no circumstance shall PubCo or any of its subsidiaries be entitled to any right of subrogation or contribution by the Indemnitee-Related Entities and no right of advancement or recovery any Holder Indemnitee may have from the Indemnitee-Related Entities shall reduce or otherwise alter the rights of such Holder Indemnitee or the obligations of PubCo or any of its subsidiaries under the Indemnification Sources. In the event that any of the Indemnitee-Related Entities shall make any payment to any Holder Indemnitee in respect of indemnification with respect to any Jointly Indemnifiable Claim, (x) PubCo shall, and to the extent applicable shall cause its subsidiaries to, reimburse the Indemnitee-Related Entity making such payment to the extent of such payment promptly upon written demand from such Indemnitee-Related Entity, (y) to the extent not previously and fully reimbursed by PubCo and/or any of its subsidiaries pursuant to clause (x), the Indemnitee-Related Entity making such payment shall be subrogated to the extent of the outstanding balance of such payment to all of the rights of recovery of the Holder Indemnitee against PubCo and/or any of its subsidiaries, as applicable, and (z) such Holder Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure such rights, including the execution of such documents as may be necessary to enable the Indemnitee-Related Entities effectively to bring suit to enforce such rights. Each of the Parties agree that each of the Indemnitee-Related Entities shall be third-party beneficiaries with respect to this Section 5.13(c), entitled to enforce this Section 5.13(c) as though each such Indemnitee-Related Entity were a party to this

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Investor Rights Agreement. PubCo shall cause each of its subsidiaries to perform the terms and obligations of this Section 5.13(c) as though each such subsidiary were a party to this Investor Rights Agreement. For purposes of this Section 5.13(c), the term “Jointly Indemnifiable Claims” shall be broadly construed and shall include, without limitation, any Indemnified Liabilities for which any Holder Indemnitee shall be entitled to indemnification from both (1) PubCo and/or any of its subsidiaries pursuant to the Indemnification Sources, on the one hand, and (2) any Indemnitee-Related Entity pursuant to any other agreement between any Indemnitee-Related Entity and such Holder Indemnitee (or its Affiliates) pursuant to which such Holder Indemnitee is indemnified, the laws of the jurisdiction of incorporation or organization of any Indemnitee-Related Entity and/or the Organizational Documents of any Indemnitee-Related Entity, on the other hand.
(d)   In no event shall any Holder Indemnitee be liable to PubCo or any of its subsidiaries for any act, alleged act, omission or alleged omission that does not constitute willful misconduct or fraud of such Holder Indemnitee as determined by a final, nonappealable determination of a court of competent jurisdiction.
(e)   Notwithstanding anything to the contrary contained in this Investor Rights Agreement, for purposes of this Section 5.13, the term Holder Indemnitees shall not include any Holder or its any of its partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents or any of the partners, equityholders, members, Affiliates, directors, officers, fiduciaries, managers, controlling Persons, employees and agents of any of the foregoing who is an officer or director of PubCo or any of its subsidiaries in such capacity as officer or director. Such officers and directors are or will be subject to separate indemnification in such capacity through this Investor Rights Agreement and/or the Organizational Documents of PubCo and its subsidiaries.
(f)   The rights of any Holder Indemnitee to indemnification pursuant to this Section 5.13 will be in addition to any other rights any such Person may have under any other section of this Investor Rights Agreement or any other agreement or instrument to which such Holder Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation or under the Organizational Documents of PubCo or any of its subsidiaries.
Section 5.14   Representations and Warranties of the Parties.   Each of the Parties hereby represents and warrants to each of the other Parties as of the date of the Original IRA for Parties other than the Requisite Parties, Binance and PubCo and as of the Effective Date for Binance, PubCo and the Requisite Parties as follows:
(a)   Such Party, to the extent applicable, is duly organized or incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation and has all requisite organizational power and authority to conduct its business as it is now being conducted and is proposed to be conducted.
(b)   Such Party has the full organizational power, authority and legal right to execute, deliver and perform the Original IRA and/or this Investor Rights Agreement, as applicable. The execution, delivery and performance of the Original IRA and/or this Investor Rights Agreement, as applicable, have been duly authorized by all necessary organizational action, corporate or otherwise, of such Party. The Original IRA and/or this Investor Rights Agreement, as applicable, has been duly executed and delivered by such Party and constitutes its, his or her legal, valid and binding obligation, enforceable against it, him or her in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally.
(c)   The execution and delivery by such Party of the Original IRA and/or this Investor Rights Agreement, as applicable, the performance by such Party of its, his or her obligations thereunder or hereunder by such Party does not and will not violate (i) in the case of Parties who are not individuals, any provision of its by-laws, charter, articles of association, partnership agreement or other similar organizational document, (ii) any provision of any material agreement to which it, he or she is a Party or by which it, he or she is bound or (iii) any law, rule, regulation, judgment, order or decree to which it, he or she is subject.
(d)   Such Party is not currently in violation of any law, rule, regulation, judgment, order or decree, which violation could reasonably be expected at any time to have a material adverse effect upon such Party’s

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ability to enter into the Original IRA and/or this Investor Rights Agreement, as applicable, or to perform its, his or her obligations thereunder or hereunder.
(e)   There is no pending legal action, suit or proceeding that would materially and adversely affect the ability of such Party to enter into the Original IRA and/or this Investor Rights Agreement, as applicable, or to perform its, his or her obligations thereunder or hereunder.
Section 5.15   No Third-Party Liabilities.   This Investor Rights Agreement may only be enforced against the named Parties. All claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to any of this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including any representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement), may be made only against the Persons that are expressly identified as Parties, as applicable; and no past, present or future direct or indirect director, officer, employee, incorporator, member, partner, shareholder, Affiliate, portfolio company in which any such Party or any of its investment fund Affiliates have made a debt or equity investment (and vice versa), agent, attorney or representative of any Party hereto (including any Person negotiating or executing this Investor Rights Agreement on behalf of a Party hereto), unless a Party to this Investor Rights Agreement, shall have any liability or obligation with respect to this Investor Rights Agreement or with respect any claim or cause of action (whether in contract or tort) that may arise out of or relate to this Investor Rights Agreement, or the negotiation, execution or performance of this Investor Rights Agreement (including a representation or warranty made in or in connection with this Investor Rights Agreement or as an inducement to enter into this Investor Rights Agreement).
Section 5.16   Legends.   Without limiting the obligations of PubCo set forth in Section 3.11, each of the Holders acknowledges that (i) no Transfer, hypothecation or assignment of any Registrable Securities Beneficially Owned by such Holder may be made except in compliance with applicable federal and state securities laws and (ii) PubCo shall (x) place customary restrictive legends on the certificates or book entries representing the Registrable Securities subject to this Investor Rights Agreement and (y) remove such restrictive legends at the time the applicable Transfer and other restrictions contemplated thereby are no longer applicable to the Registrable Securities represented by such certificates or book entries.
Section 5.17   Adjustments.   If there are any changes in the Ordinary Shares as a result of share split, share sub-division, share dividend, combination, redesignation or reclassification, or through merger, consolidation, recapitalization or other similar event, appropriate adjustment shall be made in the provisions of this Investor Rights Agreement, as may be required, so that the rights, privileges, duties and obligations under this Investor Rights Agreement shall continue with respect to the Ordinary Shares as so changed.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Requisite Parties has duly executed this Investor Rights Agreement as of the Effective Date.
PUBCO:
Magnum Opus Acquisition Limited
By: /s/ Hou Pu Jonathan Lin
Name: Hou Pu Jonathan Lin Title: Chief Executive Officer
SPONSOR:
Magnum Opus Holdings LLC
By: /s/ Hou Pu Jonathan Lin
Name: Hou Pu Jonathan Lin Title: Manager

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IWM:
Integrated Whale Media Investment Inc.
By: /s/ Yam Tak Cheung
Name: Yam Tak Cheung Title: Director
Binance:
Binance Capital Management Co., Ltd.
By: /s/ Changpeng Zhao
Name: Changpeng Zhao Title: Director

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Exhibit A
Form of Joinder
This Joinder (this “Joinder”) to the Investor Rights Agreement, made as of                 , is between                 (Transferor”) and                 (“Transferee”).
WHEREAS, as of the date hereof, Transferee is acquiring                 Registrable Securities (the “Acquired Interests”) from Transferor;
WHEREAS, Transferor is a party to that certain Investor Rights Agreement, dated as of [•], 2022, among [           ] ( “PubCo”) and the other persons party thereto (the “Investor Rights Agreement”); and
WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Investor Rights Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.
NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:
Section 1.1   Definitions.   To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Investor Rights Agreement.
Section 1.2   Acquisition.   The Transferor hereby Transfers to the Transferee all of the Acquired Interests.
Section 1.3   Joinder.   Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Investor Rights Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Investor Rights Agreement and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Investor Rights Agreement.
Section 1.4   Notice.   Any notice, demand or other communication under the Investor Rights Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 5.6 of the Investor Rights Agreement.
Section 1.5   Governing Law.   This Joinder shall be governed by and construed in accordance with the internal Laws of the State of Delaware (without reference to its choice of Law rules).
Section 1.6   Counterparts; Electronic Delivery.   This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Joinder or any document to be signed in connection with this Joinder shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

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IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.
[TRANSFEROR]
By: Name: Title:
[TRANSFEREE]
By: Name: Title: Address for notices:

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Annex G
ADJUSTMENT ESCROW AGREEMENT
THIS ADJUSTMENT ESCROW AGREEMENT, dated as of            , 20   (this “Agreement”), is by and among Magnum Opus Acquisition Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Purchaser”), Integrated Whale Media Investment, Inc., a BVI business company incorporated in the British Virgin Islands, in its capacity as shareholders’ representative (“IWM” or “Shareholders’ Representative”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as escrow agent hereunder (“Escrow Agent”). Purchaser and Shareholders’ Representative are sometimes referred to herein, collectively, as the “Interested Parties.”
WHEREAS, Purchaser, IWM, Highlander Management LLC, a company incorporated in the State of Delaware (“Highlander” and together with IWM, the “Sellers”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”) and Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGMH”) have entered into a Business Combination Agreement (the “Business Combination Agreement”), dated as of August 26, 2021, pursuant to which, among other things, Purchaser will acquire 100% of the issued share capital of FGH directly owned by IWM and 100% of the issued share capital of FGMH directly owned by Highlander, on the terms and subject to the conditions therein;
WHEREAS, pursuant to the Business Combination Agreement, certain amounts are to be placed in escrow as a source of payment for certain purchase price adjustment payments that may arise pursuant to Section 2.05 of the Business Combination Agreement;
WHEREAS, the Interested Parties wish to engage Escrow Agent to hold, administer and disburse the funds deposited in escrow in accordance with, and subject to, the terms of this Agreement;
WHEREAS, Escrow Agent has agreed to hold, administer and disburse the funds deposited with it in accordance with, and subject to, the terms of this Agreement;
WHEREAS, the Interested Parties have designated the Authorized Representatives (as defined below) to represent them for all purposes relating to the funds to be deposited with Escrow Agent pursuant to this Agreement; and
WHEREAS, the Interested Parties acknowledge that (i) Escrow Agent is not a party to and has no duties or obligations under the Business Combination Agreement, (ii) all references in this Agreement to the Business Combination Agreement are solely for the convenience of Purchaser and Shareholders’ Representative, and (iii) Escrow Agent shall have no implied duties beyond the express duties set forth in this Agreement.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:
1.   Definitions.   Solely as between Purchaser and Shareholders’ Representative, capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Business Combination Agreement,
2.   Appointment of and Acceptance by Escrow Agent.   Purchaser and Shareholders’ Representative hereby appoint Escrow Agent to serve as escrow agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with Section 3, agrees to hold, administer and disburse the Escrow Funds in accordance with this Agreement.
3.   Deposit of Escrow Funds.   Simultaneously with the execution and delivery of this Agreement, Purchaser will transfer an amount of $5,000,000 (the “Escrow Funds”), by wire transfer of immediately available funds, to a segregated account designated by Escrow Agent (the “Adjustment Escrow Account”).
4.   Disbursements of Escrow Funds.
(a)   Escrow Agent shall disburse the Escrow Funds at any time and from time to time, upon receipt of, and in accordance with, a joint written direction substantially in the form of Attachment 1 hereto and received by Escrow Agent as set forth in Section 16 (a “Joint Written Direction”), and, in accordance with any of the release conditions set forth in Section 4(c), shall disburse to the beneficiary or beneficiaries stated in such Joint Written Direction the amount or amounts specified in such Joint Written Direction. Such Joint Written Direction shall contain complete payment instructions, including funds transfer instructions or an address to which a check shall be sent.
(b)   Wiring Instructions.   The parties hereto each acknowledge that Escrow Agent is authorized to use the following funds transfer instructions to disperse any funds due to Purchaser, the Sellers and/or the Optionholders, respectively:
(i)   IWM Account.   Purchaser and Shareholders’ Representative each agrees that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to IWM:
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
(ii)   Highlander Account.   Purchaser and Shareholders’ Representative each agrees that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Highlander:
Bank Name:
Bank Address:
ABA No.:
Account Name:
(iii)   Optionholders Account.   Purchaser and Shareholders’ Representative each agrees that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to the Optionholders:
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Account No.:
(iv)   Purchaser Account.   Purchaser and Shareholders’ Representative each agrees that Escrow Agent is authorized to use the following funds transfer instructions to disburse any funds due to Purchaser:
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
(c)   Release of Adjustment Escrow Account.   Subject to and in accordance with the terms of this Agreement, the parties hereto hereby agree that Escrow Agent shall disburse (all or part of) the Adjustment Escrow Account upon the earlier of the following events to occur and as specified in this Section 4(c):
(i)   Release Condition 1 — Closing to Occur.
(A)   Consideration Shortfall.   If the Final Consideration is less than the Closing Consideration, Purchaser and Shareholders’ Representative shall provide a Joint Written Direction to Escrow Agent to release from the Adjustment Escrow Account and deliver to Purchaser the Consideration Shortfall and to release the remainder, if any, of the Adjustment Escrow Account to IWM, Highlander and the Optionholders in accordance with their respective Escrow Percentage.
(B)   No Consideration Shortfall.   If (1) the Final Consideration is equal to the Closing Consideration or (2) the Final Consideration is greater than the Closing Consideration, Purchaser and

Shareholders’ Representative shall provide a Joint Written Direction to Escrow Agent to release the full amount of the Adjustment Escrow Account to IWM, Highlander and the Optionholders in accordance with their respective Escrow Percentage.
(ii)   Release Condition 2 — Termination of Business Combination Agreement.   If the Business Combination Agreement is terminated pursuant to Article VIII of the Business Combination Agreement, Purchaser and Shareholders’ Representative shall provide a Joint Written Direction to Escrow Agent to release the full amount of the Adjustment Escrow Account to Purchaser.
(iii)   Release Condition 3 — Court Order.   Escrow Agent shall pay the amounts in accordance with the terms of a final and nonappealable order of a court of competent jurisdiction (a “Court Order”), which Court Order is delivered to Escrow Agent accompanied by a written instruction from Purchaser or the Shareholders’ Representative given to effectuate such Court Order and confirming that such Court Order is final, nonappealable and issued by a court of competent jurisdiction. Escrow Agent shall be entitled to conclusively rely upon any such confirmation and instruction and shall have no responsibility to review the Court Order to which such confirmation and instruction refers.
(d)   Prior to any disbursement, Escrow Agent must receive reasonable identifying information regarding the funds recipient so that Escrow Agent may comply with its regulatory obligations and reasonable business practices, including without limitation a properly completed and executed United States Internal Revenue Service (“IRS”) Form W-9 or Form W-8, as applicable. All disbursements of Escrow Funds shall be subject to the fees and claims of Escrow Agent and the Indemnified Parties pursuant to Section 11 and Section 12.
(e)   Purchaser and Shareholders’ Representative may each deliver written notice to Escrow Agent in accordance with Section 16 changing their respective funds transfer instructions, which notice shall be effective only upon receipt by Escrow Agent and after Escrow Agent has had a reasonable time to act upon such notice.
5.   Suspension of Performance; Disbursement into Court.   If, at any time, (a) a dispute exists with respect to any obligation of Escrow Agent hereunder, (b) Escrow Agent is unable to determine, to Escrow Agent’s sole satisfaction, Escrow Agent’s proper actions with respect to its obligations hereunder, or (c) the Interested Parties have not, within ten (10) days of receipt of a notice of resignation, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:
(i)   suspend the performance of any of its obligations (including without limitation any disbursement obligations) under this Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall have been appointed.
(ii)   after ten (10) calendar days’ notice to the Interested Parties, petition (by means of an interpleader action or any other appropriate method) any court of competent jurisdiction, in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty and, to the extent required or permitted by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.
Escrow Agent shall have no liability to Purchaser or Shareholders’ Representative for suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise due to any delay in any other action required or requested of Escrow Agent.
6.   [reserved]
7.   Investment of Funds.   Escrow Agent is directed to place the Escrow Funds in a non-interest bearing account until the release of such amount pursuant to Section 4 of this Agreement.
8.   Tax Reporting.   (a) Escrow Agent has no responsibility for the tax consequences of this Agreement and Purchaser and Shareholders’ Representative shall consult with independent counsel concerning any and all tax matters. Purchaser and Shareholders’ Representative jointly and severally agree to (i) assume all obligations imposed now or hereafter by any applicable tax law or regulation with respect to payments or performance under this Agreement and (ii) request and direct Escrow Agent in writing with respect to withholding and other taxes, assessments or other governmental charges, and advise Escrow Agent in writing with respect to any certifications and governmental reporting that may be required under any applicable laws or regulations. Purchaser and Shareholders’ Representative shall provide Escrow Agent a properly completed and executed IRS Form W-9 or Form W-8, as applicable, for each payee. If requested tax documentation is not so provided, Escrow Agent is authorized to withhold taxes as required by the United States Internal Revenue Code and related regulations.
(b)   To the extent that U.S. federal imputed interest regulations apply, Purchaser and Shareholders’ Representative shall so inform Escrow Agent, provide Escrow Agent with all imputed interest calculations and direct Escrow Agent to disburse imputed interest amounts as Purchaser and Shareholders’ Representative deem appropriate. Escrow Agent will rely solely on such provided calculations and information and will have no responsibility for the accuracy or completeness of any such calculations or information.
(c)   Except as otherwise directed by Purchaser and Shareholders’ Representative in writing, Escrow Agent will report, on an accrual basis, all interest or income on the Escrow Funds as being owned by Purchaser for federal income tax purposes. Except as otherwise agreed by Escrow Agent in writing, Escrow Agent has no tax reporting or withholding obligation except to the Internal Revenue Service with respect to Form 1099-B reporting on payments of gross proceeds under Internal Revenue Code Section 6045 and Form 1099 and Form 1042-S reporting with respect to investment income earned on the Escrow Funds, if any.
9.   Shareholders’ Representative.   Escrow Agent may rely conclusively and act upon the directions, instructions and notices of the Shareholders’ Representative named above.
10.   Resignation or Removal of Escrow Agent.   Escrow Agent may resign and be discharged from the performance of its duties hereunder at any time by giving thirty (30) days’ prior written notice to Purchaser and Shareholders’ Representative specifying a date when such resignation shall take effect and, after the date of such resignation notice, notwithstanding any other provision of this Agreement, Escrow Agent’s sole obligation will be to hold the Escrow Funds pending appointment of a successor Escrow Agent. Similarly, Escrow Agent may be removed, with or without cause, at any time by Purchaser and Shareholders’ Representative by giving at least thirty (30) days’ prior written notice to Escrow Agent specifying the date when such removal shall take effect. If Purchaser and Shareholders’ Representative fail to jointly appoint a successor Escrow Agent prior to the effective date of such resignation or removal, Escrow Agent may petition a court of competent jurisdiction to appoint a successor escrow agent, and all costs and expenses related to such petition shall be paid jointly and severally by Purchaser and Shareholders’ Representative. Any appointment of a successor Escrow Agent shall be binding upon the parties hereto. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys’ fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder. After any retiring Escrow Agent’s resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.
11.   Duties and Liability of Escrow Agent.
(a)   Duties of Escrow Agent.   Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no duties shall be implied. Escrow Agent has no fiduciary or discretionary duties of any kind. Escrow Agent’s permissive rights shall not be construed as duties. Escrow Agent shall have no liability under and no duty to inquire as to the provisions of any document other than this Agreement, including without limitation any other agreement between any of the parties hereto or any other persons even though reference thereto may be made herein and whether or not a copy of such document has been provided to Escrow Agent. Escrow Agent’s sole responsibility shall be for the safekeeping of the Escrow Funds in accordance with Escrow Agent’s customary practices and disbursement thereof in accordance with the terms of this Agreement. Escrow Agent shall not be responsible for or have any duty to make any calculations under this Agreement, or to determine when any calculation required under the provisions of this Agreement should be made, how it should be made or what it should be, or to confirm or verify any such calculation. Escrow Agent shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein. This Agreement shall terminate upon the distribution of all the Escrow Funds pursuant to any applicable provision of this Agreement, and Escrow Agent shall thereafter have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.
(b)   Liability of Escrow Agent.   Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines, which determination is not subject to appeal, that Escrow Agent’s gross negligence or willful misconduct in connection with its breach of this Agreement directly caused a loss to Purchaser or Shareholders’ Representative. Escrow Agent may retain and act hereunder through agents, and shall not be responsible for or have any liability with respect to the acts of any such agent retained by Escrow Agent in good faith.
(c)   Reliance on Information.   Escrow Agent may conclusively rely upon any notice, instruction, request or other instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent believes to be genuine and to have been signed or presented by the person purporting to sign it and shall have no responsibility or duty to make inquiry as to or to determine the truth, accuracy or validity thereof (or any signature appearing thereon). In no event shall Escrow Agent be liable for (i) acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document believed by Escrow Agent to have been created by or on behalf of Purchaser or Shareholders’ Representative, (ii) incidental, indirect, special, consequential or punitive damages or penalties of any kind (including, but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such damages or penalty and regardless of the form of action or (iii) any amount greater than the value of the Escrow Funds as valued upon deposit with Escrow Agent.
(d)   Limitations on Liability.   Escrow Agent shall not be responsible for delays or failures in performance resulting from acts of God, strikes, lockouts, riots, acts of war or terror, epidemics, governmental regulations, fire, communication line failures, computer viruses, attacks or intrusions, power failures, earthquakes or any other circumstance beyond its control. Escrow Agent shall not be obligated to take any legal action relating to the Escrow Funds, this Agreement or the Business Combination Agreement or to appear in, prosecute or defend any such legal action or to take any other action that in Escrow Agent’s sole judgment may expose it to potential expense or liability. Purchaser and Shareholders’ Representative are aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. Escrow Agent shall have no liability to Purchaser or Shareholders’ Representative, their respective heirs, legal representatives, successors and assigns, or any other party, should any of the Escrow Funds escheat by operation of law.
(e)   Consultation with Legal Counsel.   Escrow Agent may consult legal counsel selected by it in the event of any dispute or question as to the construction of any of the provisions hereof or of any other agreement or of its duties hereunder, or relating to any dispute involving this Agreement, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the advice of such counsel. Purchaser and Shareholders’ Representative agree to use commercially reasonable efforts to perform or procure the performance of all further acts and things, and execute and deliver such further documents, as may be required by law or as Escrow Agent may reasonably request relating to its duties hereunder. When any action is provided for herein to be done on or by a specified date that falls on a Saturday, Sunday or a day on which banks in New York, New York, Hong Kong, the Cayman Islands or the British Virgin Islands are authorized or obligated by law to close (a “Business Day”), such action may be performed on the next ensuing Business Day.
(f)   Compliance with Court Orders.   If any portion of the Escrow Funds is at any time attached, garnished or levied upon, or otherwise subject to any writ, order, decree or process of any court, or in case disbursement of Escrow Funds is stayed or enjoined by any Court Order, Escrow Agent is authorized, in its sole discretion, to respond as it deems appropriate or to comply with all writs, orders, decrees or process so entered or issued, including but not limited to those which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction; and if Escrow Agent relies upon or complies with any such writ, order, decree or process, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even if such order is reversed, modified, annulled, set aside or vacated.
(g)   Business Opportunities.   Escrow Agent and any stockholder, director, officer or employee of Escrow Agent may buy, sell and deal in any of the securities of the Interested Parties and contract and lend money to either Interested Party and otherwise act as fully and freely as though it were not Escrow Agent under this Agreement. Nothing herein shall preclude Escrow Agent from acting in any other capacity for either Interested Party hereto or for any other person or entity.
(h)   Changes to Instructions or Information.   In the event instructions, including funds transfer instructions, address change or change in contact information are given to Escrow Agent (other than in writing at the time of execution of this Agreement), whether in writing, by facsimile or otherwise, Escrow Agent is authorized but shall not be required to seek confirmation of such instructions by telephone call-back to any person designated by the instructing party on Schedule B hereto, and Escrow Agent may rely upon the confirmation of anyone purporting to be a person so designated. The persons and telephone numbers for call-backs may be changed only in writing actually received and acknowledged by Escrow Agent and shall be effective only after Escrow Agent has a reasonable opportunity to act on such changes. If Escrow Agent is unable to contact any of the authorized representatives as set forth on the Designation of Authorized Representatives attached hereto as Schedule B (the “Authorized Representatives”), Escrow Agent is hereby authorized but shall be under no duty to seek confirmation of such instructions by telephone call-back to any one or more of Purchaser’s or Shareholders’ Representative’s executive officers (“Executive Officers”), as the case may be, which shall include the titles of Chief Executive Officer, President and Vice President, as Escrow Agent may select. Such Executive Officer shall deliver to Escrow Agent a fully executed incumbency certificate, and Escrow Agent may rely upon the confirmation of anyone purporting to be any such officer. Purchaser and Shareholders’ Representative agree that Escrow Agent may at its option record any telephone calls made pursuant to this Section 11. Escrow Agent in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Purchaser or Shareholders’ Representative to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank so designated. Purchaser and Shareholders’ Representative acknowledge that these optional security procedures are commercially reasonable.
12.   Indemnification of Escrow Agent.   Purchaser and Shareholders’ Representative (solely on behalf of the Sellers and in its capacity as the Shareholders’ Representative, not in its individual capacity), jointly and severally, shall indemnify and hold harmless Escrow Agent and each director, officer, employee and affiliate of Escrow Agent (each, an “Indemnified Party”) upon demand against any and all claims (whether asserted by Purchaser, Shareholders’ Representative or any other person or entity and whether or not valid), actions, proceedings, losses, damages, liabilities, penalties, costs and expenses of any kind or nature (including without limitation reasonable and documented attorneys’ fees, costs and expenses) (collectively, “Losses”) arising from this Agreement or Escrow Agent’s actions hereunder, except to the extent such Losses are finally determined by a court of competent jurisdiction, which determination is not subject to appeal, to have been directly caused solely by the gross negligence or willful misconduct of such Indemnified Party in connection with Escrow Agent’s material breach of this Agreement. Purchaser and Shareholders’ Representative further agree, jointly and severally, to indemnify each Indemnified Party for all costs, including without limitation reasonable, necessary and documented attorneys’ fees, incurred by such Indemnified Party relating to the enforcement of Purchaser’s and Shareholders’ Representative’s obligations hereunder. Each Indemnified Party shall, in its sole discretion, have the right to select and employ separate counsel with respect to any action or claim brought or asserted against it, and the reasonable, necessary and documented out-of-pocket legal fees of and expenses in connection with such counsel shall be paid upon demand by Purchaser and Shareholders’ Representative (solely on behalf of the Sellers and in its capacity as the Shareholders’ Representative, not in its individual capacity) jointly and severally. The obligations of Purchaser and Shareholders’ Representative under this Section 12 shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.
13.   Compensation of Escrow Agent.
(a)   Fees and Expenses.   Purchaser and Shareholders’ Representative (solely on behalf of the Sellers and in its capacity as the Shareholders’ Representative, not in its individual capacity) agree, jointly and severally, to compensate Escrow Agent upon demand for its services hereunder in accordance with Schedule A attached hereto. The obligations of Purchaser and Shareholders’ Representative under this Section 13 shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.
(b)   Disbursements from Escrow Funds to Pay Escrow Agent.   Escrow Agent is authorized to, and may disburse to itself from the Escrow Funds the amount of any compensation and reimbursement of expenses due and payable hereunder (including any amount to which Escrow Agent or any other Indemnified Party is entitled to seek indemnification hereunder) in the event that such compensation or reimbursement is not paid to Escrow Agent within thirty (30) calendar days following the delivery of an invoice for the payment of such compensation or reimbursement or the demand for such payment. Escrow Agent shall notify Purchaser and Seller of any such disbursement from the Escrow Funds to itself or any other Indemnified Party and shall furnish Purchaser and Seller copies of related invoices and other statements.
(c)   Security and Offset.   The Interested Parties hereby grant to Escrow Agent and the other Indemnified Parties a first priority security interest in, lien upon and right of offset against the Escrow Funds with respect to any compensation or reimbursement due any of them hereunder (including any claim for indemnification hereunder). If for any reason the Escrow Funds are insufficient to cover such compensation and reimbursement, the Interested Parties shall promptly pay such amounts upon receipt of an itemized invoice.
(d)   Shared Liability of Purchaser and Shareholders’ Representative.   Notwithstanding the foregoing, Purchaser and Shareholders’ Representative (solely on behalf of the Sellers and in its capacity as the Shareholders’ Representative, not in its individual capacity) agree that irrespective of any joint and several liability that either may have to Escrow Agent pursuant to Sections 8, 10, 11, 12 and 13 of this Agreement, as between them, each of Purchaser and Shareholders’ Representative shall only be liable for fifty percent (50%) of such amount owed. If either party incurs greater than fifty percent (50%), the other party shall promptly make a payment to the other party such that each party has borne fifty percent (50%) of all amounts owed.
14.   Representations and Warranties.   Purchaser and Shareholders’ Representative (solely on behalf of the Sellers and in its capacity as the Shareholders’ Representative, not in its individual capacity) each respectively make the following representations and warranties to Escrow Agent:
(a)   it has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement has been duly approved by all necessary action and constitutes its valid and binding agreement enforceable in accordance with its terms;
(b)   each of the applicable persons designated on Schedule B attached hereto has been duly appointed to act as its Authorized Representative hereunder and individually has full power and authority on its behalf to execute and deliver any instruction or direction, to amend, modify or waive any provision of this Agreement and to take any and all other actions as its Authorized Representative under this Agreement and no change in designation of such Authorized Representatives shall be effective until written notice of such change is delivered to each other party to this Agreement pursuant to Section 16 and Escrow Agent has had reasonable time to act upon it;
(c)   the execution, delivery and performance of this Agreement by Escrow Agent does not and will not violate any applicable law or regulation and no printed or other material in any language, including any prospectus, notice, report, and promotional material that mentions “U.S. Bank” or any of its affiliates by name or the rights, powers, or duties of Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of Escrow Agent;
(d)   it will not claim any immunity from jurisdiction of any court, suit or legal process, whether from service of notice, injunction, attachment, execution or enforcement of any judgment or otherwise; and
(e)   there is no security interest in the Escrow Funds or any part thereof; no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.
15.   Identifying Information. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For a non-individual person such as a business entity, a charity, a trust or other legal entity, Escrow Agent requires documentation to verify its formation and existence as a legal entity. Escrow Agent may require financial statements, licenses or identification and authorization documents from individuals claiming authority to represent the entity or other relevant documentation. Purchaser and Shareholders’ Representative agree to provide all information requested by Escrow Agent relating to any legislation or regulation to which Escrow Agent is subject, in a timely manner. Escrow Agent’s appointment and acceptance of its duties under this Agreement is contingent upon verification of all regulatory requirements applicable to Purchaser, Shareholders’ Representative and any of their permitted assigns, including successful completion of a final background check. These conditions include, without limitation, requirements under the USA PATRIOT Act, the USA FREEDOM Act, the Bank Secrecy Act, and the U.S. Department of the Treasury Office of Foreign Assets Control. If these conditions are not met, Escrow Agent may at its option promptly terminate this Agreement in whole or in part or refuse any otherwise permitted assignment by Purchaser or Shareholders’ Representative, without any liability or incurring any additional costs.
16.   Notices. All notices, approvals, consents, requests and other communications hereunder (each, a “Notice”) must be in writing, in English, and may only be delivered (a) by personal delivery, or (b) by national overnight courier service, or (c) by certified or registered mail, return receipt requested, or (d) by e-mail. Notice shall be effective upon receipt except for notice via e-mail, which shall be effective only when the recipient, by return e-mail or notice delivered by other method provided for in this Section 16, acknowledges having received that e-mail (with an automatically generated receipt or similar notice not constituting an acknowledgement of an e-mail receipt for purposes of this Section 16). Such Notices shall be sent to the applicable party or parties at the address specified below:
If to Purchaser or Purchaser Authorized Representative, to:
Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower
Three Garden Road, Central, Hong Kong
Attention: Ka Man Kevin Lee
Email: kevin.lee@opusacquisition.com
with a copy (which shall not constitute notice) to:
Kirkland & Ellis
26th Floor, Gloucester Tower, The Landmark
15 Queen’s Road Central, Hong Kong
Attention: Gary Li, Jesse Sheley and Joseph Casey
Email: gary.li@kirkland.com; jesse.sheley@kirkland.com;
joseph.casey@kirkland.com
If to Shareholders’ Representative or Authorized Representative of Shareholders’ Representative, to:
[ ]
[ ]
[ ]
Attention: [ ]
E-mail: [ ]

with a copy (which shall not constitute notice) to:
Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: William Mills and Joshua Apfelroth
E-mail: william.mills@cwt.com
       joshua.apfrelroth@cwt.com
If to Escrow Agent, to:
U.S. Bank National Association, as Escrow Agent
ATTN: Global Corporate Trust Services
Address:
Telephone:
E-mail:
and to:
U.S. Bank National Association
ATTN: Trust Finance Management
Address:
Telephone:
E-mail:
or to such other address as each party may designate for itself by like notice and unless otherwise provided herein shall be deemed to have been given on the date received. Escrow Agent shall not have any duty to confirm that the person sending any Notice by electronic transmission (including by e-mail, facsimile transmission, web portal or other electronic methods) is, in fact, a person authorized to do so. Electronic signatures believed by Escrow Agent to comply with the ESIGN Act of 2000 or other applicable law (including electronic images of handwritten signatures and digital signatures provided by DocuSign, Orbit, Adobe Sign or any other digital signature provider acceptable to Escrow Agent) shall be deemed original signatures for all purposes. Each other party assumes all risks arising out of the use of electronic signatures and electronic methods to send Notices to Escrow Agent, including without limitation the risk of Escrow Agent acting on an unauthorized Notice, and the risk of interception or misuse by third parties. Notwithstanding the foregoing, Escrow Agent may in any instance and in its sole discretion require that an original document bearing a manual signature be delivered to Escrow Agent in lieu of, or in addition to, any such electronic Notice.
17.   Amendment and Assignment.
(a)   None of the terms or conditions of this Agreement may be changed, waived, modified, discharged, terminated or varied in any manner whatsoever unless in writing duly signed by each party to this Agreement. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified.
(b)   No party may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other parties, provided that if Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business (including the escrow contemplated by this Agreement) to another entity, the successor or transferee entity without any further act shall be the successor Escrow Agent.
18.   Governing Law, Jurisdiction and Venue.   This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Delaware without giving effect to the conflict of laws principles thereof that would require the application of any other laws. Each of the parties hereto irrevocably (a) consents to the exclusive jurisdiction and venue of the state and federal courts in the State of Delaware in connection with any matter arising out of this Agreement, (b) waives any objection to such jurisdiction or venue (c) agrees not to commence any legal proceedings related hereto except in such courts and (d) consents to and agrees to accept service of process to vest personal jurisdiction over it in any such courts made as set forth in Section 16.
19.   Waiver of Jury Trial.   Escrow Agent and the Interested Parties hereby waive a trial by jury of any and all issues arising in any action or proceeding between them or their successors or assigns, under or in connection with this Agreement or any of its provisions or any negotiations in connection herewith.
20.   Entire Agreement, No Third-Party Beneficiaries.   This Agreement constitutes the entire agreement between the signatory parties hereto relating to the holding and disbursement of Escrow Funds and sets forth in their entirety the obligations and duties of Escrow Agent with respect to Escrow Funds. This Agreement and any Joint Written Direction may be executed in two or more counterparts, which when so executed shall constitute one and the same agreement or direction. To the extent any provision of this Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of this Agreement. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the signatory parties hereto and the Indemnified Parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.
21.   Trust Fund Waiver.   Shareholders’ Representative and Escrow Agent understand that Purchaser has established a trust fund for the benefit of Purchaser’s public shareholders and that, except for certain limited distributions of interest earned on the funds held in the trust fund, Purchaser may disburse monies from the trust fund only (i) to the public shareholders in the event they elect to redeem their shares, (ii) to the public shareholder upon the liquidation of Purchaser if Purchaser fails to consummate a business combination or (iii) to Purchaser after, or concurrently with, the consummation of a business combination. Each of Shareholders’ Representative and Escrow Agent agree that, it does not have any right, title, interest or claim of any kind in or to any monies (“Claim”) in the trust fund (including any distributions therefrom) and waives any Claim it may have now or in the future until after the closing of the transactions contemplated under the Business Combination Agreement (the “Closing”) as a result of, or arising out of, any negotiations, contracts or agreements with Purchaser and will not, prior to the Closing, seek recourse against the trust fund (including any distributions therefrom) for any reason whatsoever (including for an alleged breach of this Agreement), provided that the waivers and commitments contained in this sentence shall not apply after the Closing.
[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.
MAGNUM OPUS ACQUISITION LIMITED as Purchaser
By:
Name:
Title:
INTEGRATED WHALE MEDIA INVESTMENT, INC. as Shareholders’ Representative
By:
Name:
Title:
U.S. BANK NATIONAL ASSOCIATION as Escrow Agent
By:
Name:
Title:
[Signature Page to Adjustment Escrow Agreement]

SCHEDULE A
Schedule of Fees for Services as Escrow Agent
[Escrow Agent to provide.]

SCHEDULE B
DESIGNATION OF AUTHORIZED REPRESENTATIVES
Each of the following person(s) is a Purchaser Authorized Representative authorized to execute documents and direct Escrow Agent as to all matters, including fund transfers, address changes and contact information changes, on Purchaser’s behalf (only one signature required):

Name	Specimen signature	Telephone No.

Name	Specimen signature	Telephone No.

Name	Specimen signature	Telephone No.
If only one person is identified above, the following person is authorized for call-back confirmations:
Name	Telephone Number
Each of the following person(s) is a Authorized Representative of Shareholders’ Representative authorized to execute documents and direct Escrow Agent as to all matters, including fund transfers, address changes and contact information changes, on Shareholders’ Representative’s behalf (only one signature required):

Name	Specimen signature	Telephone No.

Name	Specimen signature	Telephone No.

Name	Specimen signature	Telephone No.
If only one person is identified above, the following person is authorized for call-back confirmations:
Name	Telephone Number

ATTACHMENT 1
FORM OF JOINT WRITTEN DIRECTION
U.S. Bank National Association, as Escrow Agent
ATTN: Global Corporate Trust Services
Address:
RE: ADJUSTMENT ESCROW AGREEMENT made and entered into as of August 26, 2021 by and among Magnum Opus Acquisition Limited (“Purchaser”), Integrated Whale Media Investment, Inc. (“Shareholders’ Representative”) and U.S. Bank National Association, in its capacity as escrow agent (the “Escrow Agent”).
Pursuant to Section 4 of the above-referenced Adjustment Escrow Agreement, Purchaser and Shareholders’ Representative hereby instruct Escrow Agent to disburse the amount of [$      ] from the Adjustment Escrow Account to [Purchaser]/[and the remainder of the Adjustment Escrow Account to] [IWM, Highlander and the Optionholders], as provided below:
Purchaser
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
AND/OR
IWM
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Amount:
Highlander
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Amount:
Optionholders
Bank Name:
Bank Address:
ABA No.:
Account Name:
Account No.:
Amount:

Magnum Opus Acquisition Limited
By:
Name:
Date:
Integrated Whale Media Investment, Inc.
By:
Name:
Date:

Annex H
FORM OF SUBSCRIPTION AGREEMENT
Magnum Opus Acquisition Limited
Unit 1009, ICBC Tower
Three Garden Road
Central, Hong Kong
Ladies and Gentlemen:
This Subscription Agreement (this “Subscription Agreement”) is being entered into as of the date set forth on the signature page hereto, by and between Magnum Opus Acquisition Limited, an exempted company incorporated in the Cayman Islands with limited liability (“SPAC”), and the undersigned subscriber (the “Investor”), in connection with the Business Combination Agreement, dated as of August 26, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among SPAC, Integrated Whale Media Investment, Inc., a BVI business company incorporated in the British Virgin Islands, in its capacity as a seller and in its capacity as the shareholders’ representative (“IWM” or “Shareholders’ Representative”), Highlander Management LLC, a limited liability company incorporated in the State of Delaware (“Highlander”), Forbes Global Holdings Inc., a BVI business company incorporated in the British Virgin Islands (“FGH”) and Forbes Global Media Holdings, Inc., a BVI business company incorporated in the British Virgin Islands (“FGMH”), pursuant to which, among other things, IWM and Highlander shall transfer to SPAC, and SPAC shall acquire, 100% of the issued share capital of FGH directly owned by IWM and 100% of the issued share capital of FGMH directly owned by Highlander, on the terms and subject to the conditions therein (the transactions contemplated by the Business Combination Agreement, including the share sale, the “Transaction”). In connection with the Transaction, SPAC is seeking commitments from interested investors to purchase, contingent upon, and substantially concurrently with the closing of the Transaction, Class A ordinary shares of SPAC, par value $0.0001 per share (the “Shares”), in a private placement for a purchase price of $10.00 per share (the “Per Share Purchase Price”). On or about or following the date of this Subscription Agreement, SPAC is entering into subscription agreements with certain other investors (the “Other Investors” and together with the Investor, the “Investors”), pursuant to which the Other Investors and the Investor have agreed or will agree to purchase on the closing date of the Transaction Shares at the Per Share Purchase Price (the “Other Subscription Agreements” and together with the Subscription Agreement, the “Subscription Agreements”). The aggregate purchase price to be paid by the Investor for the subscribed Shares (as set forth on the signature page hereto) is referred to herein as the “Subscription Amount.”
In connection therewith, and in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, set forth herein, and intending to be legally bound hereby, each of the Investor and SPAC acknowledges and agrees as follows:
1.   Subscription.   The Investor hereby irrevocably subscribes for and agrees to purchase from SPAC the number of Shares set forth on the signature page of this Subscription Agreement on the terms and subject to the conditions provided for herein. The Investor acknowledges and agrees that SPAC (with the written approval of IWM) reserves the right to accept or reject the Investor’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance, and the same shall be deemed to be accepted by SPAC only when this Subscription Agreement is signed by a duly authorized person by or on behalf of SPAC; SPAC may do so in counterpart form.
2.   Closing.   The closing of the sale of the Shares contemplated hereby (the “Closing”) is contingent upon the substantially concurrent consummation of the Transaction. The Closing shall occur on the date of, and substantially concurrently with and conditioned upon the effectiveness of, the Transaction. Upon (a) satisfaction or waiver of the conditions set forth in Section 3 below and (b) delivery of written notice from (or on behalf of) SPAC to the Investor (the “Closing Notice”), that SPAC reasonably expects all conditions to the closing of the Transaction to be satisfied or waived on a date that is not less than five (5) business days from the date on which the Closing Notice is delivered to the Investor, the Investor shall deliver to SPAC, three (3) business days prior to the closing date specified in the Closing Notice (the “Closing Date”), (i) the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account(s)

specified by SPAC in the Closing Notice and (ii) any other information that is reasonably requested in the Closing Notice in order for SPAC to issue the Investor’s Shares, including, without limitation, the legal name of the person in whose name such Shares are to be issued and a duly executed Internal Revenue Service Form W-9 or W-8, as applicable. On the Closing Date, SPAC shall issue a number of Shares to the Investor set forth on the signature page to this Subscription Agreement and subsequently cause such Shares to be registered in book entry form in the name of the Investor on SPAC’s share register; provided, however, that SPAC’s obligation to issue the Shares to the Investor is contingent upon SPAC having received the Subscription Amount in full accordance with this Section 2. If the Closing does not occur within ten (10) business days following the Closing Date specified in the Closing Notice, SPAC shall promptly (but not later than one (1) business day thereafter) return the Subscription Amount in full to the Investor. For purposes of this Subscription Agreement, “business day” shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York, New York, Hong Kong, the Cayman Islands or the British Virgin Islands are authorized or required by law to close.
3.   Closing Conditions.
a.   The obligation of the parties hereto to consummate the purchase and sale of the Shares pursuant to this Subscription Agreement is subject to the following conditions:
(i)   no applicable governmental authority shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and
(ii)   all conditions precedent to the closing of the Transaction under the Business Combination Agreement shall have been satisfied (as determined by the parties to the Business Combination Agreement and other than those conditions under the Business Combination Agreement which, by their nature, are to be fulfilled at the closing of the Transaction, including to the extent that any such condition is dependent upon the consummation of the purchase and sale of the Shares pursuant to this Subscription Agreement) or waived, and the closing of the Transaction shall be scheduled to occur promptly following the Closing.
b.   The obligation of SPAC to consummate the issuance and sale of the Shares pursuant to this Subscription Agreement shall be subject to the conditions that (i) all representations and warranties of the Investor contained in this Subscription Agreement are true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by the Investor of each of the representations and warranties of the Investor contained in this Subscription Agreement as of the Closing Date and (ii) all obligations, covenants and agreements of the Investor required to be performed by it at or prior to the Closing Date shall have been performed in all material respects.
c.   The obligation of the Investor to consummate the purchase of the Shares pursuant to this Subscription Agreement shall be subject to the conditions that (i) all representations and warranties of SPAC contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined herein), which representations and warranties shall be true in all respects) at and as of the Closing Date, and consummation of the Closing shall constitute a reaffirmation by SPAC of each of the representations and warranties of SPAC contained in this Subscription Agreement as of the Closing Date and (ii) all obligations, covenants and agreements of SPAC required by the Subscription Agreement to be performed by it at or prior to the Closing Date shall have been performed in all material respects.
4.   Further Assurances.   At or prior to the Closing Date, the parties hereto shall execute and deliver or cause to be executed and delivered such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.
5.   SPAC Representations and Warranties.   SPAC represents and warrants to the Investor that:

a.   SPAC is an exempted company with limited liability duly incorporated, validly existing and in good standing under the laws of the Cayman Islands, and has all requisite corporate power and authority and all authorizations, licenses and permits necessary to own, lease and operate its properties and to carry on its businesses as now conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.
b.   As of the Closing Date, the Shares will be duly authorized and, when issued and delivered to the Investor against full payment therefor in accordance with the terms of this Subscription Agreement, the Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Amended and Restated Memorandum and Articles of Association of SPAC (as adopted prior to the Closing Date) or under the laws of the Cayman Islands.
c.   This Subscription Agreement has been duly authorized, executed and delivered by SPAC and, assuming that this Subscription Agreement constitutes the valid and binding agreement of the Investor, this Subscription Agreement constitutes a valid and binding obligation of SPAC, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.
d.   The issuance and sale of the Shares and the compliance by SPAC with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will be done in accordance with the rules of The New York Stock Exchange (the “NYSE”) and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC or any of its subsidiaries is a party or by which SPAC or any of its subsidiaries is bound or to which any of the property or assets of SPAC is subject that would reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of SPAC and its subsidiaries, taken as a whole (a “Material Adverse Effect”) or materially affect the validity of the Shares or the legal authority of SPAC to timely comply in all material respects with the terms of this Subscription Agreement; (ii) result in any violation of the provisions of the organizational documents of SPAC; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over SPAC or any of its properties that would reasonably be expected to have a Material Adverse Effect or materially affect the validity of the Shares or the legal authority of SPAC to timely comply in all material respects with its obligations under this Subscription Agreement.
e.   As of their respective dates, all reports (the “SEC Reports”) required to be filed by SPAC with the U.S. Securities and Exchange Commission (the “SEC”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
f.   SPAC has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which the Investor could become liable. Other than JonesTrading Institutional Services LLP (the “Placement Agent”), SPAC is not aware of any person that has been or will be paid, directly or indirectly, remuneration for solicitation of purchasers in connection with the sale of any Shares in this offering.
g.   Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Shares by SPAC to the Investor hereunder. The Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

h.   As of the date of entry into the Business Combination Agreement, the authorized share capital of SPAC consists of (i) 500,000,000 Class A ordinary shares, (ii) 50,000,000 Class B ordinary shares and (iii) 5,000,000 preferred shares, each with a par value of $0.0001 per share. As of the date of entry into the Business Combination Agreement, (A) 20,000,000 Class A ordinary shares of SPAC are issued and outstanding, (B) 5,000,000 Class B ordinary shares of SPAC are issued and outstanding, (C) 16,000,000 warrants to purchase Class A ordinary shares of SPAC are issued and outstanding, and (D) no preferred shares are issued and outstanding. All (1) issued and outstanding Class A ordinary shares and Class B ordinary shares of SPAC have been duly authorized and validly issued, are fully paid and are non-assessable and (2) outstanding warrants have been duly authorized and validly issued. Except as set forth above and pursuant to the Other Subscription Agreements, the Business Combination Agreement and the other agreements and arrangements referred to therein or in the SEC Reports, as of the date of entry into the Business Combination Agreement, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from SPAC any Class A ordinary shares, Class B ordinary shares or other equity interests in SPAC, or securities convertible into or exchangeable or exercisable for such equity interests. As of the date of entry into the Business Combination Agreement, SPAC has no direct or indirect subsidiaries.
i.   As of the date of entry into the Business Combination Agreement, the issued and outstanding Shares of SPAC are registered pursuant to Section 12(b) of the Exchange Act, and are listed for trading on the NYSE under the symbol “OPA” (it being understood that the trading symbol will be changed in connection with the Transaction). Except as disclosed in SPAC’s filings with the SEC, as of the date of entry into the Business Combination Agreement, there is no suit, action, proceeding or investigation pending or, to the knowledge of SPAC, threatened against SPAC by the NYSE or the SEC, respectively, to prohibit or terminate the listing of SPAC’s Shares on the NYSE, or to deregister the Shares under the Exchange Act. SPAC has taken no action that is designed to terminate the registration of the Shares under the Exchange Act.
6.   Investor Representations and Warranties.   The Investor represents and warrants to SPAC and the Placement Agent that:
a.   The Investor, or each of the funds managed by or affiliated with the Investor for which the Investor is acting as nominee, as applicable, (i) is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act), or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached hereto as Schedule A, and a sophisticated investor, experienced in investing in private equity transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, including his, her or its participation in the Transaction, (ii) is acquiring the Shares only for his, her or its own account and not for the account of others, or if the Investor is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, the Investor has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information set forth on Schedule A). The Investor is not an entity formed for the specific purpose of acquiring the Shares and is an “institutional account” as defined by FINRA Rule 4512(c). The Investor has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares and participation in the Transaction (i) are fully consistent with its financial needs, objectives and condition, (ii) comply and are fully consistent with all investment policies, guidelines and other restrictions applicable to the Investor, (iii) have been duly authorized and approved by all necessary action, (iv) do not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which the Investor is bound and (v) are a fit, proper and suitable investment for the Investor, notwithstanding the substantial risks inherent in investing in or holding the Shares. The Investor is able to bear the substantial risks associated with its purchase of the Shares, including but not limited to loss of its entire investment therein.
b.   The Investor acknowledges and agrees that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Shares have not been registered under the Securities Act. The Investor acknowledges and agrees that the Shares may not be offered, resold, transferred, pledged, mortgaged or otherwise disposed of by the Investor absent an effective registration statement under the Securities Act except (i) to SPAC or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of clauses (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates representing the Shares shall contain a restrictive legend to such effect. The Investor acknowledges and agrees that the Shares will be subject to transfer restrictions and, as a result of these transfer restrictions, the Investor may not be able to readily offer, resell, transfer, pledge, mortgaged or otherwise dispose of the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. The Investor acknowledges and agrees that, to the extent the investor decides to rely upon Rule 144 as an exemption from the registration requirements of the Securities Act, the Shares will not be eligible for offer, resale, transfer, pledge, mortgage or disposition pursuant to Rule 144 promulgated under the Securities Act until at least one (1) year from the Closing Date. The Investor acknowledges and agrees that it has been advised to consult legal counsel and tax and accounting advisors prior to making any offer, resale, transfer, pledge, mortgage or disposition of any of the Shares.
c.   The Investor acknowledges and agrees that the Investor is purchasing the Shares directly from SPAC. The Investor further acknowledges that there have been no representations, warranties, covenants and agreements made to the Investor by or on behalf of SPAC, FGH, FGMH, IWM, Highlander or any of their respective affiliates or any control persons, shareholders, officers, directors, employees, partners, agents or representatives of any of the foregoing or any other person or entity, expressly or by implication, other than those representations, warranties, covenants and agreements of SPAC expressly set forth in Section 5 of this Subscription Agreement. The Investor acknowledges and agrees that certain information provided by or on behalf of SPAC, FGH, FGMH, IWM and Highlander was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks, uncertainties and contingencies (including those included in the investor presentation provided to the Investor)that could cause actual results to differ materially from those contained in the projections and that such projections are not a guarantee of financial performance. The Investor further acknowledges and agrees that the information provided to the Investor is subject to change.
d.   The Investor’s acquisition and holding of the Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended, or any applicable similar law.
e.   The Investor acknowledges and agrees that in making an investment decision with respect to the Shares, SPAC, the Transaction, and the business of FGH and FGMH and their subsidiaries, the Investor has relied exclusively on (i) the offering materials made available to the Investor in connection with the Transaction, (ii) the Investor’s own sources of information, and his, her or its independent investment analysis and due diligence and (iii) the representations and warranties of SPAC contained in Section 5 of this Subscription Agreement. Without limiting the generality of the foregoing, the Investor acknowledges that he, she or it has reviewed SPAC’s filings with the SEC. The Investor acknowledges and agrees that the Investor and the Investor’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as the Investor and such Investor’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares. The Investor acknowledges and agrees that SPAC continues to review the “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies” issued by the SEC staff on April 12, 2021 and its implications, including on the financial statements and other information included in its filings with the SEC, and any restatement, revision or other modification of such filings relating to or arising from such review, any subsequent related agreements or other guidance from the SEC staff shall be deemed not material for purposes of this Subscription Agreement. The Investor agrees that the Placement Agent and each of its respective members, directors, officers, employees, representatives and controlling persons have neither conducted any independent investigation nor prepared any disclosure or offering document with respect to SPAC, FGH, FGMH or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by SPAC. In connection with the issue and purchase of the Shares, the Placement Agent has not acted as the Investor’s financial advisor or fiduciary. The Investor acknowledges that the Placement Agent does not assume any responsibility for independent verification of, or the accuracy or completeness of, any information or projections provided to the Investor hereunder.
f.   The Investor became aware of this offering of the Shares solely by means of direct contact between the Investor and SPAC or the Placement Agent or a representative of SPAC or the Placement Agent, and the Shares were offered to the Investor solely by direct contact between the Investor and SPAC, the Placement Agent or a representative of SPAC or the Placement Agent. The Investor did not become aware of this offering of the Shares, nor were the Shares offered to the Investor, by any other means. The Investor acknowledges that the Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person (including, without limitation, SPAC, FGH, FGMH, IWM, Highlander or any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of SPAC contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in SPAC.
g.   The Investor acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Shares, including those set forth in SPAC’s filings with the SEC. The Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and the Investor has sought such accounting, legal and tax advice as the Investor has considered necessary to make an informed investment decision and the Investor has made its own assessment and has satisfied itself concerning relevant tax and other economic considerations relative to its purchase of the Shares. The Investor acknowledges that Investor shall be responsible for any of the Investor’s tax liabilities that may arise as a result of the transactions contemplated by this Subscription Agreement, and that none of SPAC, FGH, FGMH, IWM or Highlander have provided any tax advice or any other representations or guarantee regarding the tax consequence of the transactions contemplated by this Subscription Agreement.
h.   Alone, or together with any professional advisor(s), the Investor has adequately analyzed and fully considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for the Investor and that the Investor is able at this time and in the foreseeable future to bear the economic risk of a total loss of the Investor’s investment in SPAC. The Investor acknowledges specifically that a possibility of total loss exists.
i.   The Investor acknowledges and agrees that no federal or state agency has passed upon or endorsed the merits of this offering of the Shares or made any findings or determination as to the fairness of this investment.
j.   The Investor, if not an individual, has been duly formed or incorporated and is validly existing and is in good standing under the laws of its jurisdiction of formation or incorporation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.
k.   The execution, delivery and performance by the Investor of this Subscription Agreement are within the powers of the Investor, have been duly authorized and will not constitute or result in a breach or default under or conflict with any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which the Investor is a party or by which the Investor is bound, and, if the Investor is not an individual, will not violate any provisions of the Investor’s organizational documents, including, without limitation, its incorporation or formation papers, bylaws, indenture of trust or partnership or operating agreement, as may be applicable. The signature on this Subscription Agreement is genuine, and the signatory, if the Investor is an individual, has legal competence and capacity to execute the same or, if the Investor is not an individual, the signatory has been duly authorized to execute the same, and, assuming that this Subscription Agreement constitutes the valid and binding obligation of SPAC, this Subscription Agreement constitutes a legal, valid and binding obligation of the Investor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy laws, other similar laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

l.   The Investor is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) owned, directly or indirectly, or controlled by, or acting on behalf of, one or more persons that are named on the OFAC List; (iii) organized, incorporated, established, located, resident or born in, or a citizen, national or the government, including any political subdivision, agency or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine or any other country or territory embargoed or subject to substantial trade restrictions by the United States, (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (v) a non-U.S. shell bank or providing banking services directly or indirectly to a non-U.S. shell bank (each, a “Prohibited Investor”). The Investor agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the Investor is permitted to do so under applicable law. If the Investor is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed to ensure compliance with OFAC-administered sanctions programs, including for the screening of its investors against the OFAC sanctions programs, including the OFAC List. The Investor represents that to the extent required by applicable law, the Investor maintains policies and procedures reasonably designed to ensure that the funds held by the Investor and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.
m.   No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in SPAC as a result of the purchase and sale of the Shares hereunder such that a declaration to the Committee on Foreign Investment in the United States would be mandatory under 31 C.F.R. Part 800.401, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over SPAC from and after the Closing as a result of the purchase and sale of the Shares hereunder.
n.   The Investor agrees and undertakes to provide such information as is reasonably requested by the Placement Agent to satisfy the Placement Agent’s obligations under any applicable “know your customer” and/or anti-money laundering rules and regulations, including the BSA/PATRIOT Act and/or the “Customer Due Diligence Rule” (31 C.F.R. 1010.230).
o.   The Investor has or has commitments to have and, when required to deliver payment to SPAC pursuant to Section 2 above, will have, sufficient funds to pay the Subscription Amount and consummate the purchase and sale of the Shares pursuant to this Subscription Agreement.
p.   The Investor does not have, as of the date hereof, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act or short sale positions with respect to the securities of SPAC. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Subscription Agreement.
7.   Registration Rights.
a.   In the event that the Shares are not registered in connection with the consummation of the Transaction, SPAC agrees that, within sixty (60) days after the Closing Date, it will file with the SEC (at its sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and it shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) one hundred-five (105) days after the filing thereof (or one hundred-sixty five (165) days after the filing thereof if the SEC notifies SPAC that it will “review” the Registration Statement) and (ii) ten (10) business days after SPAC is notified by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review. In connection with the foregoing, Investor shall not be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. SPAC agrees to cause such Registration Statement, or another shelf registration statement that includes the Shares to be sold pursuant to this Subscription Agreement, to remain effective until the earliest of (i) the second anniversary of the Closing, (ii) the date on which the Investor ceases to hold any Shares issued pursuant to this Subscription Agreement, or (iii) on the first date on which the Investor is able to sell all of its Shares issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 promulgated under the Securities Act (“Rule 144”) without compliance with the volume or manner of sale limitations of such rule. Prior to the effective date of the Registration Statement, SPAC will use commercially reasonable efforts to qualify the Shares for listing on the applicable stock exchange. The Investor agrees to disclose its ownership to SPAC upon request to assist it in making the determination with respect to Rule 144 described in clause (iii) above. SPAC may amend the Registration Statement so as to convert the Registration Statement to a Registration Statement on Form S-3 at such time after SPAC becomes eligible to use such Form S-3. The Investor acknowledges and agrees that SPAC may suspend the use of any such registration statement if it determines that in order for such registration statement not to contain a material misstatement or omission, an amendment thereto would be needed to include information that would at that time not otherwise be required in a current, quarterly, or annual report under the Exchange Act, provided, that, (I) SPAC shall not so delay filing or so suspend the use of the Registration Statement for a period of more than seventy-five (75) consecutive days or more than a total of one hundred-twenty (120) days in any twelve (12) month period and (II) SPAC shall use commercially reasonable efforts to make such Registration Statement available for the sale by the Investor of such securities as soon as practicable thereafter. SPAC’s obligations to include the Shares issued pursuant to this Subscription Agreement (or shares issued in exchange therefor) for resale in the Registration Statement are contingent upon the Investor furnishing in writing to SPAC such information regarding the Investor, the securities of SPAC held by the Investor and the intended method of disposition of such Shares, which shall be limited to non-underwritten public offerings, as shall be reasonably requested by SPAC to effect the registration of such Shares, and execution of such documents in connection with such registration as SPAC may reasonably request that are customary of a selling shareholder in similar situations.
b.   Indemnification
(i)   SPAC agrees to indemnify and hold harmless, to the extent permitted by law, the Investor, its directors, and officers, employees, and agents, and each person who controls the Investor (within the meaning of the Securities Act or the Exchange Act) and each affiliate of the Investor (within the meaning of Rule 405 under the Securities Act) from and against any and all out-of-pocket losses, claims, damages, liabilities and expenses (including, without limitation, any reasonable and documented attorneys’ fees and expenses incurred in connection with defending or investigating any such action or claim) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus included in any Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to SPAC by or on behalf of the Investor expressly for use therein.
(ii)   The Investor agrees, severally and not jointly with any person that is a party to the Other Subscription Agreements, to indemnify and hold harmless SPAC, its directors and officers and agents and each person who controls SPAC (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained (or not contained in, in the case of an omission) in any information or affidavit so furnished in writing by or on behalf of the Investor expressly for use therein. In no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Shares purchased pursuant to this Subscription Agreement giving rise to such indemnification obligation.

(iii)   Any person entitled to indemnification herein shall (1) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (2) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent, such consent not to be unreasonably withheld. An indemnifying party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of legal counsel to any indemnified party a conflict of interest exists between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
(iv)   The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, employee, agent, affiliate or controlling person of such indemnified party and shall survive the transfer of the Shares purchased pursuant to this Subscription Agreement.
(v)   If the indemnification provided under this Section 7(b) from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission) or on behalf of, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7(b) from any person who was not guilty of such fraudulent misrepresentation. Any contribution pursuant to this Section 7(b)(v) by any seller of Shares shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Shares pursuant to the Registration Statement. Notwithstanding anything to the contrary herein, in no event will any party be liable for consequential, special, exemplary or punitive damages in connection with this Subscription Agreement.
8.   Termination.   This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of (a) such date and time as the Business Combination Agreement is terminated in accordance with its terms without being consummated, (b) upon the mutual written agreement of each of the parties hereto and the Shareholders’ Representative, (c) 30 days after the Termination Date (as defined in the Business Combination Agreement as in effect on the date hereof), if the Closing has not occurred by such date other than as a result of a breach of Investor’s obligations hereunder, or (d) if any of the conditions to Closing set forth in Section 3 of this Subscription Agreement are (i) not satisfied or waived prior to the Closing or (ii) not capable of being satisfied on or prior to the Closing and, in each case of (i) and (ii), as a result thereof, the transactions contemplated by this Subscription Agreement will not be and are not consummated at the Closing (the termination events described in clauses (a)  — (d) above, collectively, the “Termination Events”); provided that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from any such willful breach. SPAC shall notify the Investor in writing of the termination of the Business Combination Agreement promptly after the termination of such agreement. Upon the occurrence of any Termination Event, this Subscription Agreement shall be void and of no further effect and any monies paid by the Investor to SPAC in connection herewith shall promptly (and in any event within one (1) business day) following the Termination Event be returned to the Investor.
9.   Trust Account Waiver.   The Investor acknowledges that SPAC is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving SPAC and one or more businesses or assets. The Investor further acknowledges that, as described in SPAC’s prospectus relating to its initial public offering dated March 23, 2021 (the “Prospectus”) available at www.sec.gov, substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s initial public offering and private placement of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of SPAC, its public shareholders and the underwriters of SPAC’s initial public offering. Except with respect to interest earned on the funds held in the Trust Account that may be released to SPAC to pay its tax obligations and to fund certain of its working capital requirements, the cash in the Trust Account may be disbursed only for the purposes set forth in the Prospectus. For and in consideration of SPAC entering into this Subscription Agreement, the receipt and sufficiency of which are hereby acknowledged, the Investor hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Subscription Agreement; provided, however, that nothing in this Section 9 shall be deemed to limit the Investor’s right, title, interest or claim to any monies held in the Trust Account by virtue of its record or beneficial ownership of Shares currently outstanding on the date hereof, pursuant to a validly exercised redemption right with respect to any such Shares, except to the extent that the Investor has otherwise agreed with SPAC to not exercise such redemption right.
10.   Miscellaneous.
a.   Neither this Subscription Agreement nor any rights that may accrue to the parties hereunder (other than the Shares acquired hereunder, if any) may be transferred or assigned without the prior written consent of each of the other parties hereto; provided that (i) this Subscription Agreement and any of the Investor’s rights and obligations hereunder may be assigned to any fund or account managed by the same investment manager as the Investor or by an affiliate (as defined in Rule 12b-2 of the Exchange Act) of such investment manager without the prior consent of SPAC and (ii) the Investor’s rights under Section 7 may be assigned to an assignee or transferee of the Shares following the Closing; provided further that prior to such assignment any such assignee shall agree in writing to be bound by the terms hereof; provided, that no transfer or assignment pursuant to clause (i) of this Section 10(a) shall relieve the Investor of its obligations hereunder.
b.   SPAC may request from the Investor such additional information as SPAC may deem necessary to register the resale of the Shares and evaluate the eligibility of the Investor to acquire the Shares, and the Investor shall promptly provide such information as may reasonably be requested to the extent readily available; provided that, SPAC agrees to keep any such information provided by Investor confidential except (i) as necessary to include in any registration statement SPAC is required to file hereunder, (ii) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities or (iii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed for trading. The Investor acknowledges and agrees that if it does not provide SPAC with such requested information, SPAC may not be able to register the Investor’s Shares for resale pursuant to Section 7 hereof. The Investor acknowledges that SPAC may file a copy of this Subscription Agreement (or a form of this Subscription Agreement) with the SEC as an exhibit to a periodic report or a registration statement of SPAC.
c.   The Investor acknowledges that SPAC, FGH, FGMH, IWM, Highlander, the Placement Agent and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement, including Schedule A hereto. Prior to the Closing, the Investor agrees to promptly notify SPAC if any of the acknowledgments, understandings, agreements, representations and warranties set forth in Section 6 above are no longer accurate in any material respect (other than those acknowledgments, understandings, agreements, representations and warranties qualified by materiality, in which case the Investor shall notify SPAC if they are no longer accurate in any respect). The Investor acknowledges and agrees that each purchase by the Investor of Shares from SPAC will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by the Investor as of the time of such purchase.
d.   SPAC, FGH, FGMH, IWM, Highlander and the Placement Agent are entitled to rely upon this Subscription Agreement and each is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.
e.   The Investor acknowledges and agrees that (a) the Placement Agent is acting solely as a placement agent in connection with the Transaction and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary or financial advisor for the Investor, SPAC or any other person or entity in connection with the Transaction, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the Transaction, (c) the Placement Agent will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transaction or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, condition (financial or otherwise), operations, properties or prospects of, or any other matter concerning SPAC or the Transaction, (d) the Placement Agent and its respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to any of SPAC or the Shares or the accuracy, completeness or adequacy of any information supplied to the Investor by SPAC, and (e) the Placement Agent shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Investor, SPAC or any other person or entity), whether in contract, tort or otherwise, to the Investor, or to any person claiming through the Investor, in respect of the Transaction.
f.   The Investor waives, to the fullest extent permitted by law, any claims it may have based on any actual or potential conflicts of interest in connection with the Placement Agent advising or assisting the SPAC with respect to any transaction contemplated by this engagement. The Investor understands and acknowledges that, in light of the Placement Agent’s role as financial and equity capital markets advisor to the SPAC, the matters described in any Subscription Agreement and the fees in connection therewith may give rise to potential conflicts of interest or the appearance thereof. The Investor consents to (and agrees, to the extent applicable and permitted by applicable law, on behalf of its equity holders, to waive any claims the Investor or its equity holders may have based on any actual or potential conflicts of interest that may arise or result from) the Placement Agent acting as a financial and equity capital markets advisor to SPAC and the Placement Agent or one or more of their affiliates engaging in, and receiving any compensation in connection with, any of the activities described in any Subscription Agreement.
g.   All of the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.
h.   This Subscription Agreement may not be modified, waived or terminated (other than pursuant to the terms of Section 8 above) except by an instrument in writing, signed by each of the parties hereto, provided, however, that no modification or waiver by SPAC of the provisions of this Subscription Agreement shall be effective without the prior written consent of the Shareholders’ Representative (other than modifications or waivers that are solely ministerial in nature or otherwise immaterial and do not affect any economic or any other material term of this Subscription Agreement). No failure or delay of either party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties and the third party beneficiaries hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

i.   This Subscription Agreement (including the schedule hereto) constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. Except as set forth in this Subscription Agreement with respect to the persons specifically referenced herein (who shall be third party beneficiaries of and entitled to enforce such provisions), this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns, and the parties hereto acknowledge that such persons so referenced are third party beneficiaries of this Subscription Agreement with right of enforcement for the purposes of, and to the extent of, the rights granted to them, if any, pursuant to the applicable provisions; provided, that, notwithstanding anything to the contrary contained in this Subscription Agreement, the Shareholders’ Representative, FGH, FGMH, IWM and Highlander are intended third party beneficiaries of each of the provisions of this Subscription Agreement.
j.   Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.
k.   If any provision of this Subscription Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.
l.   This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.
m.   The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement, without posting a bond or undertaking and without proof of damages, to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that the Shareholders’ Representative shall be entitled to specifically enforce the Investor’s obligations to fund the Subscription Amount and the provisions of the Subscription Agreement of which the Shareholders’ Representative is an express third party beneficiary, in each case, on the terms and subject to the conditions set forth herein.
n.   If any change in the number, type or classes of authorized shares of SPAC (including the Shares), other than as contemplated by the Business Combination Agreement or any agreement contemplated by the Business Combination Agreement, shall occur between the date hereof and immediately prior to the Closing by reason of reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, the number of Shares issued to the Investor shall be appropriately adjusted to reflect such change.
o.   This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without reference to its choice of law rules).
p.   Any dispute, controversy, difference, or claim based on, arising out of or relating to this Subscription Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Subscription Agreement (each, a “Proceeding”) shall be referred to and finally resolved by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) then in effect (the “Rules”), except as modified herein, and such arbitration shall be administered by the AAA. The parties agree, pursuant to Rule R-1(b) of the AAA Rules, that the Expedited Procedures shall apply irrespective of the amount in dispute. The place of arbitration shall be New York, New York. There shall be one arbitrator who shall be agreed upon by the parties within twenty (20) days of receipt by respondent of a copy of the demand for arbitration. If any arbitrator is not appointed within the time limit provided herein, such arbitrator shall be appointed by the AAA in accordance with the listing, striking and ranking procedure in the Rules, with each party being given a limited number of strikes, except for cause. Any arbitrator appointed by AAA shall be a retired U.S. judge or a practicing U.S. attorney with no less than fifteen years of experience with corporate and limited partnership matters and an experienced arbitrator. In rendering an award, the arbitrator shall be required to follow the laws of the state of Delaware. The award shall be in writing and shall briefly state the findings of fact and conclusions of law on which it is based. The award shall be final and binding upon the parties and shall be the sole and exclusive remedy between the parties regarding any claims, counterclaims, issues or accounting presented to the arbitrator. Judgment upon the award may be entered in any court having jurisdiction over any party or any of its assets, including but not limited to the courts of Hong Kong and the Cayman Islands. Any costs or fees (including attorneys’ fees and expenses) incident to enforcing the award shall be charged against the party resisting such enforcement. All disputes, controversies, differences, or claims arising out of or relating to this Subscription Agreement, including its existence, validity, interpretation, performance, breach, or termination, or any dispute regarding non-contractual obligations arising out of or relating to this Subscription Agreement, shall be resolved in a confidential manner. The arbitrator shall agree to hold any information received during the arbitration in the strictest of confidence and shall not disclose to any non-party the existence, contents or results of the arbitration or any other information about such arbitration. The parties to the arbitration shall not disclose any information about the evidence adduced or the documents produced by the other party in the arbitration proceedings or about the existence, contents or results of the proceeding except as may be required by law, regulatory or governmental authority or as may be necessary in an action in aid of arbitration or for enforcement of an arbitral award. Before making any disclosure permitted by the preceding sentence (other than private disclosure to financial regulatory authorities), the party intending to make such disclosure shall use reasonable efforts to give the other party reasonable written notice of the intended disclosure and afford the other party a reasonable opportunity to protect its interests. The arbitrator shall determine what discovery will be permitted, consistent with the goal of reasonably controlling the cost and time that the parties must expend for discovery; provided that the parties expressly agree that discovery, in the event the arbitrator permits discovery and notwithstanding the Rules, in connection with any arbitration shall be limited to the following: (i) depositions shall be limited to three (3) depositions per side, each of which shall be limited to seven (7) hours of testimony taken by each side; (ii) written discovery shall be limited to one set of Requests for Production per party, limited to no more than fifteen (15) requests, including subparts; (iii) no interrogatories, requests for admission, or other written discovery shall be permitted; and (iv) the parties shall disclose documents that they will present in support of their case. Notwithstanding the foregoing, the arbitrators may grant, upon good cause shown, either party’s request for discovery in addition to or limiting that for which this paragraph expressly provides. For the avoidance of doubt, a request by a party to a court of competent jurisdiction for interim measures necessary to preserve such party’s rights, including pre-arbitration attachments, injunctions, or other equitable relief, shall not be deemed incompatible with, or a waiver of, the agreement to arbitrate in this Section 10(n).
q.   Any notice or communication required or permitted hereunder to be given to the Investor shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, to such address(es) or email address(es) set forth on the signature page hereto, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as the Investor may hereafter designate by notice to SPAC.
11.   Non-Reliance and Exculpation.   The Investor acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, other than the statements, representations and warranties of SPAC expressly contained in Section 5 of this Subscription Agreement, in making its investment or decision to invest in SPAC. The Investor acknowledges and agrees that neither (i) any other investor pursuant to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares (including the investor’s respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), nor (ii) any other party to the Business Combination Agreement or any Non-Party Affiliate (other than SPAC with respect to the previous sentence), including the Placement Agent, its affiliates or any of its or its affiliates’ respective control persons, officers, directors, employees or other representatives, shall have any liability to the

Investor, or to any other investor, pursuant to, arising out of or relating to this Subscription Agreement or any other subscription agreement related to the private placement of the Shares, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including, without limitation, with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by or on behalf of SPAC, FGH, FGMH, IWM, Highlander or any Non-Party Affiliate concerning SPAC, FGH, FGMH, IWM, Highlander or any Non-Party Affiliates, this Subscription Agreement or the transactions contemplated hereby. The Investor acknowledges that neither the Placement Agent nor its representatives: (a) shall be liable to the Investor for any improper payment made in accordance with the information provided by SPAC; (b) makes any representation or warranty, or has any responsibilities as to the validity, accuracy, value or genuineness of any information, certificates or documentation delivered by or on behalf of SPAC pursuant to this Subscription Agreement or the Business Combination Agreement (together with any related documents, the “Transaction Documents”) or (c) shall be liable to the Investor (whether in tort, contract or otherwise) (x) for any action taken, suffered or omitted by any of them in good faith and reasonably believed to be authorized or within the discretion or rights or powers conferred upon it by this Subscription Agreement or any Transaction Document or (y) for anything which any of them may do or refrain from doing in connection with this Agreement or any Transaction Document, except for their gross negligence, willful misconduct or bad faith. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, manager, direct or indirect equityholder or affiliate of SPAC, FGH, FGMH, IWM, Highlander or any of SPAC’s, FGH’s, FGMH’s, IWM’s or Highlander’s controlled affiliates or any family member of the foregoing.
12.   Disclosure.   Notwithstanding anything in this Subscription Agreement to the contrary, SPAC shall not publicly disclose the name of the Investor or any of its affiliates or advisers, or include the name of the Investor or any of its affiliates or advisers in any press release or in any filing with the SEC or any regulatory agency (including any self-regulatory organization) or trading market, without the prior written consent of the Investor, except (i) as required by the federal securities law or pursuant to other routine proceedings of regulatory authorities, (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or regulatory agency or under the regulations of any national securities exchange on which SPAC’s securities are listed for trading or (iii) to the extent such announcements or other communications contain only information previously disclosed in a public statement, press release or other communication previously approved in accordance with this Section 12.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Investor has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.
Name of Investor:	State/Country of Formation or Domicile:
By:
Name:
Title:
Name in which Shares are to be registered (if different):	Date: , 2021
Investor’s EIN:
Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:
Attn:	Attn:
Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:
Number of Shares subscribed for:
Aggregate Subscription Amount: $	Price Per Share: $10.00
You must pay the Subscription Amount by wire transfer of United States dollars in immediately available funds to the account specified by SPAC in the Closing Notice.

IN WITNESS WHEREOF, SPAC has accepted this Subscription Agreement as of the date set forth below.
MAGNUM OPUS ACQUISITION LIMITED
By:
Name:
Title:
Date:

SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE INVESTOR
A.
QUALIFIED INSTITUTIONAL BUYER STATUS
(Please check the applicable subparagraphs):

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).
B.
ACCREDITED INVESTOR STATUS
(Please check the applicable subparagraphs):

1.
☐ We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act), and have marked and initialed the appropriate box on the following page indicating the provision under which we qualify as an “accredited investor.”

2.
☐ We are not a natural person.

Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. The Investor has indicated, by marking and initialing the appropriate box below, the provision(s) below which apply to the Investor and under which the Investor accordingly qualifies as an “accredited investor.”
☐ Any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;
☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;
☐ Any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;
☐ Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, limited liability company, similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;
☐ Any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person;
☐ Any “family office,” as defined in rule 202(a)(11)(g)-1 under the Investment Advisers Act of 1940, as amended, with assets under management in excess of $5,000,000, not formed to acquire the securities offered, and whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment;
☐ Any “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940 (17 CFR 275.202(a)(11)(G)-1)), of a family office meeting the requirements in paragraph (a)(12) of this section and whose prospective investment in the issuer is directed by such family office pursuant to paragraph (a)(12)(iii).
☐ Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;
☐ Any natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence shall not be included as an asset; (b) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of sale of securities exceeds the amount outstanding sixty (60) days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence at the time of the sale of securities shall be included as a liability;
☐ Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
☐ Any natural person holding in good standing one or more professional certifications or designations or credentials from an accredited educational institution that the SEC has designated as qualifying an individual for accredited investor status; or
☐ Any entity in which all of the equity owners are accredited investors meeting one or more of the above tests.
This page should be completed by the Investor
and constitutes a part of the Subscription Agreement.

PRELIMINARY PROXY CARD—SUBJECT TO COMPLETION Magnum Opus Acquisition Limited Unit 1009, ICBC Tower Three Garden Road Central, Hong Kong EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF MAGNUM OPUS ACQUISITION LIMITED P YOUR VOTE IS IMPORTANT R THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS O FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS X TO BE HELD ON [•], 2022. Y The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [•], 2022, in connection with the extraordinary general meeting of Shareholders (the “extraordinary general C meeting”) of Magnum Opus Acquisition Limited (“OPA”) to be held at [•] a.m. Eastern Time on [•], 2022, at [•], or via a virtual A meeting, and hereby appoints [•] and [•], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of OPA registered in the name provided, which the undersigned is entitled to vote at the extraordinary general meeting, and at any adjournments thereof, with all the powers the D undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying joint proxy statement/prospectus. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 THROUGH 7 (Continued and to be marked, dated and signed on reverse side) SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2, 3, 4, 5, 6 AND 7. Please mark vote as indicated in this example 1. The Business Combination Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve and authorize the Business Combination Agreement, dated as August 26, 2021 (as it may be amended from time to time, the “Business Combination Agreement”), by and among the Company, IWM, Highlander, FGH and Forbes, a copy of which is attached to this proxy statement as Annex A (Proposal No. 1); 2. NYSE Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding ordinary shares in connection with the Business Combination and the Private Placement (Proposal No. 2); 3. Charter Approval Proposal — To consider and vote upon the following proposals: (i) as a special resolution, that a proposal to change the name of the Company from “Magnum Opus Acquisition Limited” to “Forbes Global Media Holdings, Inc.” (ii) as a special resolution, that a proposal to reclassify and re-designate (i) 500,000,000 issued and unissued Class A ordinary shares of a par value of US$0.0001 each to 500,000,000 issued and unissued ordinary shares of a par value of US$0.0001 each and (ii) 50,000,000 issued and unissued Class B ordinary shares of a par value of US$0.0001 each to 50,000,000 issued and unissued ordinary shares of a par value of US$0.0001 each (the “Re-designation”) be approved, so that following such Re-designation, the authorized share capital of the Company shall be US$55,500 divided into 550,000,000 ordinary shares of a par value of US$0.0001 each and 5,000,000 preference shares of a par value of US$0.0001 each, in each case having the rights, preferences, privileges and restrictions stated to be attached to them in the Second Amended and Restated Memorandum and Articles of Association in the form attached hereto as Annex B FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 4. Director Appointment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to, as of the Closing, appoint nine directors to serve staggered terms on our board of directors until the 2023, 2024 and 2025 annual meetings of shareholders,as applicable, in accordance with the terms of the investor rights agreement, and until their respective successors are duly appointed and qualified (ProposalNo. 4); 5. Equity Incentive Plan Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the adoption of the 2022 Equity Incentive Plan (Proposal No. 5); 6. ESPP Proposal — To consider and vote upon, as an ordinary resolution, a proposal to approve the ESPP (Proposal No. 6); and 7. Adjournment Proposal — To consider and vote upon, as an ordinary resolution, a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for a vote or if holders of Class A ordinary shares of the Company have elected to redeem an amount of shares such that the minimum available cash condition contained in the Business Combination Agreement would not be satisfied at the extraordinary general meeting be approved (Proposal No. 7). FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN which may amount to a variation of the rights, privileges, and restrictions currently attached to the shares; and (iii) as a special resolution, that a proposal to adopt the Second Amended and Restated Memorandum FOR AGAINST ABSTAIN THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED Date: , 2022 and Articles of Association (collectively, Proposal No. 3) be approved; (Signature) (Signature if held Jointly) Signature should agree with name printed hereon. If stock is held in the name of more than one person. EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS 1, 2, 3, 4, 5, 6 AND 7 AND WILL GRANT DISCRETIONARY AUTHORITY T0 VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.